UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

Item 1. Report to Shareholders

Allianz Multi-Strategy Funds

SHARE CLASSES A*, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Annual Report

September 30, 2016

AllianzGI Retirement 2020 Fund

AllianzGI Retirement 2025 Fund

AllianzGI Retirement 2030 Fund

AllianzGI Retirement 2035 Fund

AllianzGI Retirement 2040 Fund

AllianzGI Retirement 2045 Fund

AllianzGI Retirement 2050 Fund

AllianzGI Retirement 2055 Fund

AllianzGI Retirement Income Fund

AllianzGI Global Allocation Fund

AllianzGI Global Dynamic Allocation Fund

AllianzGI Global Megatrends Fund

AllianzGI Best Styles Emerging Markets Equity Fund

AllianzGI Best Styles Global Equity Fund

AllianzGI Best Styles International Equity Fund

AllianzGI Best Styles U.S. Equity Fund

AllianzGI China Equity Fund

AllianzGI Convertible Fund

AllianzGI Emerging Markets Consumer Fund

AllianzGI Emerging Markets Debt Fund

AllianzGI Emerging Markets Small-Cap Fund

AllianzGI Europe Equity Dividend Fund

AllianzGI Global Fundamental Strategy Fund

AllianzGI Global Sustainability Fund

AllianzGI Global Water Fund

AllianzGI High Yield Bond Fund

AllianzGI International Growth Fund

AllianzGI International Small-Cap Fund

AllianzGI Micro Cap Fund

AllianzGI Multi-Asset Real Return Fund

AllianzGI NFJ Emerging Markets Value Fund

AllianzGI NFJ Global Dividend Value Fund

AllianzGI NFJ International Small-Cap Value Fund

AllianzGI NFJ International Value II Fund

AllianzGI Short Duration High Income Fund

AllianzGI Structured Return Fund

AllianzGI U.S. Equity Hedged Fund

AllianzGI U.S. Small-Cap Growth Fund

AllianzGI Ultra Micro Cap Fund

* Class D and Class B shares were converted into Class A shares on November 13, 2015 and December 4, 2015, respectively. See Note 12(d) in the Notes to Financial Statements. Please refer to the prospectus for additional details.

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses and summary prospectuses. Please read the prospectus carefully before you invest or send money.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

2–3	Letter from the President
4–132	Fund Summaries
133–134	Important Information
135–139	Benchmark Descriptions
140–192	Schedules of Investments
194–207	Statements of Assets and Liabilities
208–221	Statements of Operations
222–238	Statements of Changes in Net Assets
240–303	Financial Highlights
304–404	Notes to Financial Statements
405	Report of Independent Registered Public Accounting Firm
406	Changes to the Board of Trustees and Officers/Special Meeting of Shareholders
407	Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements
408–410	Tax Information
411–412	Privacy Policy
413–415	Board of Trustees and Officers

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. AllianzGI target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal values of the Funds are not guaranteed at any time, including the target date. Please refer to the Fund’s applicable current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The US economy expanded at a moderate pace during the twelve-month period ended September 30, 2016. Economic activity overseas was mixed and generally lackluster. Against this backdrop, US and international equities generated solid results. The global bond market also rallied during the twelve-month period.

12 Months in Review

For the twelve-month period ended September 30, 2016, US stocks, as measured by the Standard & Poor’s 500 Index, gained 15.43%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, returned 6.52% and 11.36%, respectively, in dollar-denominated terms. Elsewhere, the MSCI Emerging Markets Index rose 16.78%. With respect to bonds, the Bloomberg Barclays US Credit Index gained 8.30%, whereas the Bloomberg Barclays Global High Yield Index rose 13.51%. The Bloomberg Barclays US Government Bond Index returned 4.00%, while the broader bond market index, as measured by the Bloomberg Barclays US Aggregate Bond Index, gained 5.19%. The Bloomberg Barclays Global Aggregate Index returned 8.83%.

US gross domestic product (“GDP”), which is an approximation of the value of all goods and services produced in the country, the broadest measure of economic activity and a key indicator of economic performance, expanded at a revised 0.9% annualized pace during the fourth quarter of 2015. GDP then grew at an annualized pace of 0.8% and 1.4% during the first and second quarters of 2016, respectively. In addition, the US Commerce Department’s initial reading showed that GDP — released after the twelve-month period had ended — grew at an annualized pace of 2.9% for the third quarter of 2016.

At its meeting in December 2015, the Federal Reserve (the “Fed”) raised interest rates for the first time in nearly a decade. More specifically, the Fed increased the federal funds rate from a range between 0% and 0.25% to a range between 0.25% and 0.50%. However, since that time the Fed has paused increases in interest rates and has downgraded its projections for growth in the US for 2016. In its official statement following its meeting in September 2016 the Fed said, “The Committee judges that the case for an increase in the federal funds rate has strengthened but decided, for the time being, to wait for further evidence of continued progress toward its

2	September 30, 2016 |	Annual Report

objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

Outlook

Nine years since the financial crisis started, monetary easing is continuing with few signs of an end in sight. This appears to be especially true in a post-Brexit world rife with economic uncertainty and generally weak growth around the world. Against this backdrop, investor sentiment is likely to be challenged at times. Other questions facing investors are the impact from the November election, the Fed’s plans to normalize monetary policy and a host of geopolitical issues.

In such an environment, we expect investors will be in for a choppy ride. However, in our view it won’t be without opportunity, especially for those with long term outlooks, a healthy risk appetite and the latitude to invest actively. As always, we will continue to conduct extensive research and focus on quality and sustainability to help our shareholders navigate the many uncertainties around the globe.

Please note that on October 1, 2016, Allianz Global Investors Fund Management LLC (“AGIFM”), previously the Funds’ investment manager, merged with and into Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), previously sub-adviser to certain Funds. In connection with this merger, AllianzGI U.S. succeeded AGIFM as the investment manager of the Funds. NFJ Investment Group LLC remains a sub-adviser to certain Funds. The merger did not result in any personnel changes and otherwise had no practical effect on the management of the Funds.

On behalf of Allianz Global Investors U.S. LLC and NFJ Investment Group LLC, the sub-adviser to certain funds, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

Annual Report	| September 30, 2016	3

Unaudited

AllianzGI Target-Date Funds*

For the period of October 1, 2015 through September 30, 2016, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at net asset value (“NAV”) of the AllianzGI Target-Date Funds (the “Funds”) returned between 9.51% and 10.74% with longer dated Funds posting more favorable results. In terms of relative performance, the AllianzGI Retirement 2020 and 2025 Funds outperformed their respective benchmark (Morningstar Lifetime Conservative series) while the AllianzGI Retirement 2030 – 2055 Funds trailed their respective benchmarks (Morningstar Lifetime Conservative series) for the twelve-month period.

Market Overview

Global economic growth and inflation remained subdued during the twelve-month period, while real bond yields fell. In the US, despite having raised the policy rate initially in December 2015, the Fed remained on hold and consistently revised down its growth forecast. Looking across developed markets, the US experienced policy uncertainty and inconsistent economic growth, Europe was plagued by political uncertainty surrounding the approval by citizens of the United Kingdom, in June 2016, of a referendum to leave the European Union (“Brexit”) and Japan grappled with challenges related to the effectiveness of monetary and fiscal policy. Meanwhile, in emerging markets, many countries made progress on structural reforms and both equities and bonds were among the best performing asset classes for the twelve-month period. Across asset classes, performance also stood out for US Real Estate Investment Trust’s (“REITs”) and high-yield bonds.

Global stocks gained 11.96%, as measured by the MSCI Inc. (“MSCI”) All Country World Index (“ACWI”) and US bonds gained 5.19%, as measured by the Bloomberg Barclays US Aggregate Bond Index, for the twelve-month period. US stocks outperformed Europe and Japan (in yen terms) gaining 15.43%, as measured by the S&P 500 Index. However, emerging market equities had an even more pronounced gain of 16.78%, as measured by the MSCI Emerging Markets Index (in USD terms). Performance, however, may be misleading since markets experienced several spikes in volatility that affected intra-period returns. Risk assets globally, including equities, endured at least two notable sell-offs before rebounding and ultimately gaining for the twelve-month period. For example, beginning in late 2015, concerns about an economic slowdown in China combined with plunging oil prices and fears about the impact of negative interest rates contributed to US stocks losing roughly 12% from late December 2015 through mid-February 2016 before gaining roughly 15% by mid-April, as measured by the S&P 500 Index. In the aftermath of Brexit in late June 2016, stocks similarly plunged, although the magnitude was smaller in the US. In the immediate aftermath, the S&P 500 Index fell 5.34% on June 23, 2016 before rebounding 8.87% in roughly the next four weeks.

Portfolio Review

In the longer dated Funds, security selection in the Funds’ equity segments was the primary driver of underperformance. Conversely, an underweight in bonds and allocations to opportunistic market segments, such as commodities, REITs and US high-yield bonds contributed positively to performance. In the shorter-dated Funds, relative outperformance came from an underweight to, and tactical shifts including through futures in, US Treasuries and an overweight in credit and high-yield strategies. In addition, allocations to opportunistic market segments at different times during the period, such as commodities and REITs also contributed positively to performance. Conversely, security selection in the Funds’ equity segments detracted from overall performance.

Outlook

In our view, politics will continue to be an increasingly important influence on global markets during the next twelve months, especially in light of the US presidential and congressional elections, a referendum and elections in Italy and Spain and the ongoing Brexit process. These events will likely prompt uncertainty and could directly impact asset prices and returns. Besides politics, questions regarding the effectiveness of unconventional and unprecedented monetary policies have become more pervasive and represent another source of uncertainty. The key question of whether prolonged monetary policy accommodation can serve as a catalyst for sustainable economic growth remains unanswered.

In an environment dominated by uncertainty, we expect that global growth will remain low and central banks will continue to suppress yield curves. As such, we believe returns will likely be driven by investors’ ability and willingness to have exposure to risk-assets. For the foreseeable future at least, attractive opportunities can be found in opportunistic asset classes, including emerging market bonds and high-yield bonds.

* The “Target-Date Funds” are the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund, and the AllianzGI Retirement 2055 Fund.

Certain changes to the Target Date Funds’ investment strategy, benchmarks and portfolio management team became effective on October 1, 2016. Please see the prospectus for complete details.

4	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Retirement 2020 Fund

Average Annual Total Return for the period ended September 30, 2016

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2020 Fund Class A	9.51%	5.45%	7.30%
AllianzGI Retirement 2020 Fund Class A (adjusted)	3.49%	4.27%	6.52%
AllianzGI Retirement 2020 Fund Class C	8.68%	4.64%	6.48%
AllianzGI Retirement 2020 Fund Class C (adjusted)	7.68%	4.64%	6.48%
AllianzGI Retirement 2020 Fund Class R	9.12%	5.09%	6.96%
AllianzGI Retirement 2020 Fund Class P	9.88%	5.78%	7.59%
AllianzGI Retirement 2020 Fund Class R6	9.94%	5.86%	7.69%
AllianzGI Retirement 2020 Fund Administrative Class	9.55%	5.48%	7.34%
Morningstar Lifetime Moderate 2020 Index*	10.14%	8.71%	10.12%
AllianzGI 2020 Strategic Benchmark*	6.95%	4.81%	6.51%
Morningstar Lifetime Conservative 2020 Index	9.12%	6.77%	8.33%
Lipper Mixed-Asset Target 2020 Funds Average	8.48%	7.56%	8.71%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.26% for Class A shares, 2.01% for Class C shares, 1.51% for Class R shares, 0.86% for Class P shares, 0.76% for Class R6 shares, and 1.11% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Fund Allocation (as of September 30, 2016)

PIMCO Broad U.S. TIPS Index	14.4%
AllianzGI Advanced Core Bond	11.9%
AllianzGI Best Styles U.S. Equity	9.7%
PIMCO Income	9.6%
AllianzGI Short Duration High Income	9.0%
AllianzGI Best Styles International Equity	5.9%
PIMCO Mortgage Opportunities	5.0%
AllianzGI High Yield Bond	3.5%
Other	21.9%
Cash & Equivalents — Net	9.1%

Annual Report	| September 30, 2016	5

Unaudited

AllianzGI Retirement 2020 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,057.30	$1,053.50	$1,056.10	$1,059.50	$1,059.40	$1,057.60
Expenses Paid During Period	$2.47	$6.31	$4.27	$0.93	$0.41	$2.21

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,022.60	$1,018.85	$1,020.85	$1,024.10	$1,024.60	$1,022.85
Expenses Paid During Period	$2.43	$6.21	$4.19	$0.91	$0.40	$2.17

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.48% for Class A, 1.23% for Class C, 0.83% for Class R, 0.18% for Class P, 0.08% for Class R6 and 0.43% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

6	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Retirement 2025 Fund

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Retirement 2025 Fund Class A	10.02%	5.13%
AllianzGI Retirement 2025 Fund Class A (adjusted)	3.97%	3.89%
AllianzGI Retirement 2025 Fund Class R	9.67%	4.75%
AllianzGI Retirement 2025 Fund Class P	10.37%	5.44%
AllianzGI Retirement 2025 Fund Class R6	10.48%	5.53%
AllianzGI Retirement 2025 Fund Administrative Class	10.06%	5.16%
Morningstar Lifetime Moderate 2025 Index*	10.94%	9.40%
AllianzGI 2025 Strategic Benchmark*	7.45%	5.18%
Morningstar Lifetime Conservative 2025 Index	9.84%	7.39%
Lipper Mixed-Asset Target 2025 Funds Average	9.38%	7.95%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.29% for Class A shares, 1.54% for Class R shares, 0.89% for Class P shares, 0.79% for Class R6 shares and 1.14% for Administrative Class Shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Fund Allocation (as of September 30, 2016)

AllianzGI Best Styles U.S. Equity	12.2%
AllianzGI Advanced Core Bond	10.9%
PIMCO Broad U.S. TIPS Index	10.0%
PIMCO Income	9.0%
AllianzGI Short Duration High Income	9.0%
AllianzGI Best Styles International Equity	7.3%
PIMCO Mortgage Opportunities	4.0%
AllianzGI High Yield Bond	3.5%
Other	25.9%
Cash & Equivalents — Net	8.2%

Annual Report	| September 30, 2016	7

Unaudited

AllianzGI Retirement 2025 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,060.00	$1,058.30	$1,061.70	$1,062.30	$1,059.90
Expenses Paid During Period	$2.52	$4.32	$0.98	$0.46	$2.27

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,022.55	$1,020.80	$1,024.05	$1,024.55	$1,022.80
Expenses Paid During Period	$2.48	$4.24	$0.96	$0.46	$2.23

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.49% for Class A, 0.84% for Class R, 0.19% for Class P, 0.09% for Class R6 and 0.44% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

8	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Retirement 2030 Fund

Average Annual Total Return for the period ended September 30, 2016

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2030 Fund Class A	9.86%	6.40%	8.37%
AllianzGI Retirement 2030 Fund Class A (adjusted)	3.82%	5.20%	7.59%
AllianzGI Retirement 2030 Fund Class C	9.11%	5.61%	7.62%
AllianzGI Retirement 2030 Fund Class C (adjusted)	8.11%	5.61%	7.62%
AllianzGI Retirement 2030 Fund Class R	9.48%	6.05%	8.09%
AllianzGI Retirement 2030 Fund Class P	10.25%	6.73%	8.72%
AllianzGI Retirement 2030 Fund Class R6	10.34%	6.84%	8.82%
AllianzGI Retirement 2030 Fund Administrative Class	9.96%	6.46%	8.48%
Morningstar Lifetime Moderate 2030 Index*	11.75%	10.73%	11.76%
AllianzGI 2030 Strategic Benchmark*	8.19%	6.26%	7.91%
Morningstar Lifetime Conservative 2030 Index	10.63%	8.75%	10.18%
Lipper Mixed-Asset Target 2030 Funds Average	10.25%	9.42%	10.13%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.24% for Class A shares, 1.99% for Class C shares, 1.49% for Class R shares, 0.84% for Class P shares, 0.74% for Class R6 shares and 1.09% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Fund Allocation (as of September 30, 2016)

AllianzGI Best Styles U.S. Equity	15.9%
AllianzGI Advanced Core Bond	9.5%
AllianzGI Best Styles International Equity	9.2%
AllianzGI Short Duration High Income	8.5%
PIMCO Broad U.S. TIPS Index	8.0%
PIMCO Income	7.0%
AllianzGI High Yield Bond	4.0%
PIMCO Senior Floating Rate	3.3%
Other	26.2%
Cash & Equivalents — Net	8.4%

Annual Report	| September 30, 2016	9

Unaudited

AllianzGI Retirement 2030 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,059.50	$1,056.10	$1,057.90	$1,061.90	$1,062.20	$1,059.90
Expenses Paid During Period	$2.47	$6.32	$4.27	$0.93	$0.41	$2.21

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,022.60	$1,018.85	$1,020.85	$1,024.10	$1,024.60	$1,022.85
Expenses Paid During Period	$2.43	$6.21	$4.19	$0.91	$0.40	$2.17

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.48% for Class A, 1.23% for Class C, 0.83% for Class R, 0.18% for Class P, 0.08% for Class R6 and 0.43% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

10	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Retirement 2035 Fund

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Retirement 2035 Fund Class A	9.83%	6.42%
AllianzGI Retirement 2035 Fund Class A (adjusted)	3.79%	5.17%
AllianzGI Retirement 2035 Fund Class R	9.45%	6.06%
AllianzGI Retirement 2035 Fund Class P	10.13%	6.75%
AllianzGI Retirement 2035 Fund Class R6	10.29%	6.85%
AllianzGI Retirement 2035 Fund Administrative Class	9.93%	6.48%
Morningstar Lifetime Moderate 2035 Index*	12.40%	10.88%
AllianzGI 2035 Strategic Benchmark*	8.86%	6.91%
Morningstar Lifetime Conservative 2035 Index	11.44%	9.41%
Lipper Mixed-Asset Target 2035 Funds Average	10.70%	9.14%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Fund Allocation (as of September 30, 2016)

AllianzGI Best Styles U.S. Equity	19.3%
AllianzGI Best Styles International Equity	12.7%
PIMCO Broad U.S. TIPS Index	7.5%
AllianzGI Advanced Core Bond	7.5%
PIMCO Income	4.5%
AllianzGI High Yield Bond	4.0%
AllianzGI Short Duration High Income	4.0%
PIMCO Senior Floating Rate	3.3%
Other	28.7%
Cash & Equivalents — Net	8.5%

Annual Report	| September 30, 2016	11

Unaudited

AllianzGI Retirement 2035 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,059.30	$1,057.00	$1,060.70	$1,061.20	$1,059.60
Expenses Paid During Period	$2.68	$4.47	$1.13	$0.62	$2.42

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,022.40	$1,020.65	$1,023.90	$1,024.40	$1,022.65
Expenses Paid During Period	$2.63	$4.39	$1.11	$0.61	$2.38

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.52% for Class A, 0.87% for Class R, 0.22% for Class P, 0.12% for Class R6 and 0.47% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

12	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Retirement 2040 Fund

Average Annual Total Return for the period ended September 30, 2016

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2040 Fund Class A	10.04%	7.61%	9.46%
AllianzGI Retirement 2040 Fund Class A (adjusted)	3.99%	6.40%	8.67%
AllianzGI Retirement 2040 Fund Class C	9.20%	6.81%	8.63%
AllianzGI Retirement 2040 Fund Class C (adjusted)	8.20%	6.81%	8.63%
AllianzGI Retirement 2040 Fund Class R	9.64%	7.25%	9.12%
AllianzGI Retirement 2040 Fund Class P	10.36%	7.95%	9.76%
AllianzGI Retirement 2040 Fund Class R6	10.47%	8.03%	9.85%
AllianzGI Retirement 2040 Fund Administrative Class	10.09%	7.64%	9.50%
Morningstar Lifetime Moderate 2040 Index*	12.78%	11.47%	12.28%
AllianzGI 2040 Strategic Benchmark*	9.68%	7.86%	8.98%
Morningstar Lifetime Conservative 2040 Index	12.13%	10.43%	11.49%
Lipper Mixed-Asset Target 2040 Funds Average	11.12%	10.42%	10.77%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.71% for Class P shares, 0.61% for Class R6 shares and 0.96% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Fund Allocation (as of September 30, 2016)

AllianzGI Best Styles U.S. Equity	23.2%
AllianzGI Best Styles International Equity	16.8%
AllianzGI Advanced Core Bond	7.0%
PIMCO Broad U.S. TIPS Index	5.5%
AllianzGI High Yield Bond	4.5%
AllianzGI Focused Growth	4.4%
PIMCO Senior Floating Rate	4.0%
AllianzGI Mid-Cap	3.0%
Other	24.2%
Cash & Equivalents — Net	7.4%

Annual Report	| September 30, 2016	13

Unaudited

AllianzGI Retirement 2040 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,058.80	$1,054.90	$1,057.10	$1,059.90	$1,060.30	$1,058.70
Expenses Paid During Period	$2.88	$6.78	$4.63	$1.29	$0.72	$2.62

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,022.20	$1,018.40	$1,020.50	$1,023.75	$1,024.30	$1,022.45
Expenses Paid During Period	$2.83	$6.66	$4.55	$1.26	$0.71	$2.58

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.56% for Class A, 1.32% for Class C, 0.90% for Class R, 0.25% for Class P, 0.15% for Class R6 and 0.51% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

14	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Retirement 2045 Fund

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Retirement 2045 Fund Class A	10.55%	7.31%
AllianzGI Retirement 2045 Fund Class A (adjusted)	4.47%	6.05%
AllianzGI Retirement 2045 Fund Class R	10.20%	6.94%
AllianzGI Retirement 2045 Fund Class P	10.95%	7.64%
AllianzGI Retirement 2045 Fund Class R6	11.06%	7.75%
AllianzGI Retirement 2045 Fund Administrative Class	10.67%	7.34%
Morningstar Lifetime Moderate 2045 Index*	12.94%	11.00%
AllianzGI 2045 Strategic Benchmark*	10.17%	7.77%
Morningstar Lifetime Conservative 2045 Index	12.57%	10.30%
Lipper Mixed-Asset Target 2045 Funds Average	11.19%	9.87%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.08% for Class A shares, 1.33% for Class R shares, 0.68% for Class P shares, 0.58% for Class R6 shares and 0.93% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Fund Allocation (as of September 30, 2016)

AllianzGI Best Styles U.S. Equity	26.9%
AllianzGI Best Styles International Equity	18.2%
AllianzGI Focused Growth	5.6%
PIMCO Senior Floating Rate	5.0%
AllianzGI High Yield Bond	4.5%
AllianzGI Mid-Cap	4.1%
AllianzGI NFJ Mid-Cap Value	3.5%
AllianzGI Advanced Core Bond	3.5%
Other	22.3%
Cash & Equivalents — Net	6.4%

Annual Report	| September 30, 2016	15

Unaudited

AllianzGI Retirement 2045 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,062.90	$1,061.40	$1,065.00	$1,065.40	$1,063.40
Expenses Paid During Period	$2.94	$4.64	$1.34	$0.72	$2.63

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,022.15	$1,020.50	$1,023.70	$1,024.30	$1,022.45
Expenses Paid During Period	$2.88	$4.55	$1.32	$0.71	$2.58

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.57% for Class A, 0.90% for Class R, 0.26% for Class P, 0.14% for Class R6 and 0.51% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

16	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Retirement 2050 Fund

Average Annual Total Return for the period ended September 30, 2016

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2050 Fund Class A	10.74%	8.20%	9.82%
AllianzGI Retirement 2050 Fund Class A (adjusted)	4.65%	6.98%	9.02%
AllianzGI Retirement 2050 Fund Class C	9.96%	7.38%	9.01%
AllianzGI Retirement 2050 Fund Class C (adjusted)	8.96%	7.38%	9.01%
AllianzGI Retirement 2050 Fund Class R	10.41%	7.84%	9.50%
AllianzGI Retirement 2050 Fund Class P	11.12%	8.53%	10.14%
AllianzGI Retirement 2050 Fund Class R6	11.23%	8.64%	10.24%
AllianzGI Retirement 2050 Fund Administrative Class	10.87%	8.25%	9.89%
Morningstar Lifetime Moderate 2050 Index*	12.99%	11.28%	12.20%
AllianzGI 2050 Strategic Benchmark*	10.27%	8.02%	9.02%
Morningstar Lifetime Conservative 2050 Index	12.81%	10.66%	11.68%
Lipper Mixed-Asset Target 2050 Funds Average	11.52%	10.82%	10.93%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.07% for Class A shares, 1.82% for Class C shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Class R6 shares and 0.92% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Fund Allocation (as of September 30, 2016)

AllianzGI Best Styles U.S. Equity	24.3%
AllianzGI Best Styles International Equity	18.6%
PIMCO Senior Floating Rate	6.0%
AllianzGI Focused Growth	5.3%
AllianzGI High Yield Bond	5.0%
AllianzGI Mid-Cap	4.0%
AllianzGI NFJ Mid-Cap Value	4.0%
AllianzGI Best Styles Emerging Markets Equity	3.2%
Other	22.3%
Cash & Equivalents — Net	7.3%

Annual Report	| September 30, 2016	17

Unaudited

AllianzGI Retirement 2050 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,062.90	$1,059.40	$1,061.00	$1,065.00	$1,065.90	$1,063.70
Expenses Paid During Period	$2.84	$6.69	$4.59	$1.24	$0.72	$2.53

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,022.25	$1,018.50	$1,020.55	$1,023.80	$1,024.30	$1,022.55
Expenses Paid During Period	$2.78	$6.56	$4.50	$1.21	$0.71	$2.48

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.55% for Class A, 1.30% for Class C, 0.89% for Class R, 0.24% for Class P, 0.14% for Class R6 and 0.49% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

18	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Retirement 2055 Fund

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Retirement 2055 Fund Class A	10.52%	7.47%
AllianzGI Retirement 2055 Fund Class A (adjusted)	4.44%	6.21%
AllianzGI Retirement 2055 Fund Class R	10.06%	7.11%
AllianzGI Retirement 2055 Fund Class P	10.84%	7.81%
AllianzGI Retirement 2055 Fund Class R6	10.91%	7.90%
AllianzGI Retirement 2055 Fund Administrative Class	10.54%	7.51%
Morningstar Lifetime Moderate 2055 Index*	13.02%	10.76%
AllianzGI 2055 Strategic Benchmark*	10.27%	7.76%
Morningstar Lifetime Conservative 2055 Index	12.93%	10.24%
Lipper Mixed-Asset Target 2055 Funds Average	11.39%	10.16%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.07% for Class A shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Class R6 shares and 0.92% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Fund Allocation (as of September 30, 2016)

AllianzGI Best Styles U.S. Equity	23.8%
AllianzGI Best Styles International Equity	18.2%
PIMCO Senior Floating Rate	6.0%
AllianzGI Focused Growth	5.3%
AllianzGI High Yield Bond	4.9%
AllianzGI Mid-Cap	4.0%
AllianzGI NFJ Mid-Cap Value	3.9%
AllianzGI Best Styles Emerging Markets Equity	3.7%
Other	25.1%
Cash & Equivalents — Net	5.1%

Annual Report	| September 30, 2016	19

Unaudited

AllianzGI Retirement 2055 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,060.50	$1,058.90	$1,062.60	$1,062.40	$1,061.00
Expenses Paid During Period	$2.88	$4.63	$1.29	$0.82	$2.58

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,022.20	$1,020.50	$1,023.75	$1,024.20	$1,022.50
Expenses Paid During Period	$2.83	$4.55	$1.26	$0.81	$2.53

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.56% for Class A, 0.90% for Class R, 0.25% for Class P, 0.16% for Class R6 and 0.50% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

20	September 30, 2016 |	Annual Report

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Annual Report	| September 30, 2016	21

Unaudited

AllianzGI Retirement Income Fund

For the period of October 1, 2015 through September 30, 2016, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Retirement Income Fund (the “Fund”) returned 10.97%, outperforming the Morningstar Lifetime Conservative Income Index (the “benchmark”), which returned 6.56%.

Market Overview

Global economic growth and inflation remained subdued during the twelve-month period, while real bond yields fell. In the US, despite having raised the policy rate initially in December 2015, the Fed remained on hold and consistently revised down its growth forecast. Looking across developed markets, the US experienced policy uncertainty and inconsistent economic growth, Europe was plagued by political uncertainty surrounding Brexit and Japan grappled with challenges related to the effectiveness of monetary and fiscal policy. Meanwhile, in emerging markets, many countries made progress on structural reforms and both equities and bonds were among the best performing asset classes for the period. Across asset classes, performance also stood out for US REITs and high-yield bonds.

Global stocks gained 11.96%, as measured by the MSCI ACWI and US bonds gained 5.19%, as measured by the Bloomberg Barclays US Aggregate Bond Index, for the twelve-month period. US stocks outperformed Europe and Japan (in yen terms) gaining 15.43%, as measured by the S&P 500 Index. However, emerging market equities had an even more pronounced gain of 16.78%, as measured by the MSCI Emerging Markets Index in US dollar (“USD”) terms. Performance, however, may be misleading since markets experienced several spikes in volatility that affected intra-period returns. Risk assets globally, including equities, endured at least two notable sell-offs before rebounding and ultimately gaining for the twelve-month period. For example, beginning in late 2015, concerns about an economic slowdown in China combined with plunging oil prices and fears about the impact of negative interest rates contributed to US stocks losing roughly 12% from late December 2015 through mid-February 2016 before gaining roughly 15% by mid-April, as measured by the S&P 500 Index. In the aftermath of Brexit in late June 2016, stocks similarly plunged, although the magnitude was smaller in the US. In the immediate aftermath, the S&P 500 Index fell 5.34% on June 23, 2016 before rebounding 8.87% in roughly the next four weeks.

Portfolio Review

Relative outperformance came from an underweight to, and tactical shifts in, US Treasuries and an overweight in credit and high-yield strategies. Conversely, security selection in the Fund’s equity segment detracted from overall performance.

Outlook

In our view, politics will continue to be an increasingly important influence on global markets during the next twelve months, especially in light of the US presidential and congressional elections, a referendum and elections in Italy and Spain and the ongoing Brexit process. We believe these events will likely prompt uncertainty and could directly impact asset prices and returns. Besides politics, we believe questions regarding the effectiveness of unconventional and unprecedented monetary policies have become more pervasive and represent another source of uncertainty. The key question of whether prolonged monetary policy accommodation can serve as a catalyst for sustainable economic growth remains unanswered.

In an environment dominated by uncertainty, we expect that global growth will remain low and central banks will continue to suppress yield curves. As such, we believe returns will likely be driven by investors’ ability and willingness to have exposure to risk-assets. For the foreseeable future at least, it is our view that attractive opportunities can be found in opportunistic asset classes, including emerging market bonds and high-yield bonds.

Certain changes to the Fund’s investment strategy, benchmarks and portfolio management team became effective on October 1, 2016. Please see the prospectus for complete details.

22	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Retirement Income Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	5 Year	Since Inception†
AllianzGI Retirement Income Fund Class A	10.97%	5.34%	7.12%
AllianzGI Retirement Income Fund Class A (adjusted)	4.87%	4.15%	6.34%
AllianzGI Retirement Income Fund Class C	10.16%	4.54%	6.33%
AllianzGI Retirement Income Fund Class C (adjusted)	9.16%	4.54%	6.33%
AllianzGI Retirement Income Fund Class R	10.59%	4.97%	6.79%
AllianzGI Retirement Income Fund Class P	11.32%	5.66%	7.42%
AllianzGI Retirement Income Fund Class R6	11.40%	5.76%	7.52%
AllianzGI Retirement Income Fund Administrative Class	9.87%	5.17%	7.04%
Bloomberg Barclays US Universal Bond Index*	6.11%	3.62%	5.11%
MSCI World High Dividend Yield Index	14.69%	9.94%	10.80%
Morningstar Lifetime Conservative Income Index	6.56%	4.18%	5.69%
Lipper Mixed-Asset Target Today Funds Average	7.29%	5.17%	6.60%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

* The Bloomberg Barclays US Universal Bond Index replaced the Morningstar Lifetime Conservative Income Index as the Fund’s primary benchmark and the MSCI World High Dividend Yield Index and the AllianzGI Strategic Benchmark replaced the Real Return Target Today Index as the Fund’s secondary benchmarks as of October 1, 2016 in connection with certain changes to the Fund’s investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.20% for Class A shares, 1.95% for Class C shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Fund Allocation (as of September 30, 2016)

AllianzGI Short Duration High Income	21.1%
PIMCO Income	15.1%
AllianzGI Best Styles U.S. Equity	8.9%
PIMCO Investment Grade Corporate Bond	6.7%
AllianzGI High Yield Bond	6.3%
PIMCO Mortgage Opportunities	5.0%
PIMCO Capital Securities and Financials	5.0%
AllianzGI Advanced Core Bond	5.0%
Other	22.3%
Cash & Equivalents — Net	4.6%

Annual Report	| September 30, 2016	23

Unaudited

AllianzGI Retirement Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,070.50	$1,066.20	$1,068.80	$1,072.30	$1,072.60	$1,059.50
Expenses Paid During Period	$2.12	$5.99	$3.93	$0.57	$—	$1.80

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,022.95	$1,019.20	$1,021.20	$1,024.45	$1,025.00	$1,023.25
Expenses Paid During Period	$2.07	$5.86	$3.84	$0.56	$—	$1.77

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.41% for Class A, 1.16% for Class C, 0.76% for Class R, 0.11% for Class P, 0.00% for Class R6 and 0.35% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

24	September 30, 2016 |	Annual Report

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Annual Report	| September 30, 2016	25

Unaudited

AllianzGI Global Allocation Fund

For the period of October 1, 2015 through September 30, 2016, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Global Allocation Fund (the “Fund”) returned 6.55%, underperforming the 60% MSCI ACWI, 40% Bloomberg Barclays US Aggregate Bond Index (the “benchmark”), which returned 9.43%.

Market Overview

Global economic growth and inflation remained subdued during the twelve-month period, while real bond yields fell. In the US, despite having raised the policy rate initially in December 2015, the Fed remained on hold and consistently revised down its growth forecast. Looking across developed markets, the US experienced policy uncertainty and inconsistent economic growth, Europe was plagued by political uncertainty surrounding Brexit and Japan grappled with challenges related to the effectiveness of monetary and fiscal policy. Meanwhile, in emerging markets, many countries made progress on structural reforms and both equities and bonds were among the best performing asset classes for the twelve-month period. Across asset classes, performance also stood out for US REITs and high-yield bonds.

Global stocks gained 11.96%, as measured by the MSCI ACWI and US bonds gained 5.19%, as measured by the Bloomberg Barclays US Aggregate Bond Index, for the twelve-month period. US stocks outperformed their counterparts in Europe and Japan (in yen terms) gaining 15.43%, as measured by the S&P 500 Index. However, emerging market equities had an even more pronounced gain of 16.78% for the twelve-month period, as measured by the MSCI Emerging Markets Index (in USD terms). Performance, however, may be misleading since markets experienced several spikes in volatility that affected intra-period returns. Risk assets globally, including equities, endured at least two notable sell-offs before rebounding and ultimately gaining for the twelve-month period. For example, beginning in late 2015, concerns about an economic slowdown in China combined with plunging oil prices and fears about the impact of negative interest rates contributed to US stocks losing roughly 12% from late December 2015 through mid-February 2016 before gaining roughly 15% by mid-April, as measured by the S&P 500 Index. In the aftermath of Brexit in late June 2016, stocks similarly plunged, although the magnitude was smaller in the US. In the immediate aftermath, the S&P 500 Index fell 5.34% on June 23, 2016 before rebounding 8.87% in roughly the next four weeks.

Portfolio Review

Security selection in the portfolio’s equity segments related to the Best Styles strategy was the primary driver of underperformance. In particular, the Best Styles Global Fund and the Best Styles Global Managed Volatility Fund underperformed their benchmarks for the period. Additionally, as this twelve-month period was marked by two market reversals, adjustments to the portfolio’s posture in response to market conditions contributed modestly to underperformance. Conversely, allocations to opportunistic market segments, such as REITs, emerging market debt and US high-yield bonds contributed positively to performance. Using futures through the period, especially in equities, mainly to reduce or increase exposure to the asset class ultimately detracted from performance as the overall asset allocation effect for the period was negative.

Outlook

In our view, politics will continue to be an increasingly important influence on global markets during the next twelve months, especially in light of the US presidential and congressional elections, a referendum and elections in Italy and Spain and the ongoing Brexit process. We believe that these events will likely prompt uncertainty and could directly impact asset prices and returns. Besides politics, we believe, questions regarding the effectiveness of unconventional and unprecedented monetary policies have become more pervasive and represent additional sources of uncertainty. The key question of whether prolonged monetary policy accommodation can serve as a catalyst for sustainable economic growth remains unanswered.

In an environment dominated by uncertainty, we believe that global growth will remain low and central banks will continue to suppress yield curves. As such, we feel returns will likely be driven by investors’ ability and willingness to have exposure to risk assets. For the foreseeable future at least, it is our view that attractive opportunities can be found in opportunistic asset classes, including emerging market bonds and high-yield bonds.

26	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Allocation Fund Class A	6.55%	6.85%	4.31%	5.45%
AllianzGI Global Allocation Fund Class A (adjusted)	0.69%	5.65%	3.72%	5.12%
AllianzGI Global Allocation Fund Class C	5.72%	6.07%	3.53%	4.66%
AllianzGI Global Allocation Fund Class C (adjusted)	4.72%	6.07%	3.53%	4.66%
AllianzGI Global Allocation Fund Class R	6.25%	6.65%	4.08%	5.21%
AllianzGI Global Allocation Fund Class P	6.88%	7.10%	4.54%	5.68%
AllianzGI Global Allocation Fund Institutional Class	6.72%	7.12%	4.66%	5.88%
AllianzGI Global Allocation Fund Class R6	6.81%	7.22%	4.76%	5.99%
AllianzGI Global Allocation Fund Administrative Class	6.58%	6.85%	4.34%	5.49%
MSCI ACWI	11.96%	10.63%	4.34%	5.40%
60% MSCI ACWI, 40% Bloomberg Barclays US Aggregate Bond Index	9.43%	7.75%	4.89%	5.61%
Bloomberg Barclays US Aggregate Bond Index	5.19%	3.08%	4.79%	5.06%
Lipper Alternative Global Macro Funds Average	5.31%	3.80%	3.56%	5.30%

† The Fund began operations on September 30,1998. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30,1998.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.68% for Class A shares, 2.42% for Class C shares, 1.88% for Class R shares, 1.44% for Class P shares, 1.45% for Institutional Class shares, 1.69% for Class R6 shares and 1.61% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2017. The Fund’s expense ratios net of this reduction are 1.07% for Class A shares, 1.81% for Class C shares, 1.24% for Class R shares, 0.84% for Class P shares, 0.83% for Institutional Class shares, 0.73% for Class R6 shares and 1.08% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Fund Allocation (as of September 30, 2016)

AllianzGI Best Styles Global Equity	45.4%
AllianzGI Advanced Core Bond	25.3%
AllianzGI Best Styles Global Managed Volatility	10.7%
AllianzGI International Growth	5.0%
AllianzGI Emerging Markets Debt	4.3%
PIMCO Broad U.S. TIPS Index	2.0%
AllianzGI Structured Return	1.5%
AllianzGI High Yield Bond	1.1%
AllianzGI Emerging Markets Small-Cap	1.0%
Cash & Equivalents — Net	3.7%

Annual Report	| September 30, 2016	27

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,032.20	$1,027.20	$1,030.50	$1,033.40	$1,032.70	$1,032.80	$1,031.30
Expenses Paid During Period	$3.00	$6.94	$4.11	$1.42	$2.03	$1.52	$2.74

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,022.05	$1,018.15	$1,020.95	$1,023.60	$1,023.00	$1,023.50	$1,022.30
Expenses Paid During Period	$2.98	$6.91	$4.09	$1.42	$2.02	$1.52	$2.73

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.59% for Class A, 1.37% for Class C, 0.81% for Class R, 0.28% for Class P, 0.40% for Institutional Class, 0.30% for Class R6 and 0.54% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

28	September 30, 2016 |	Annual Report

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Annual Report	| September 30, 2016	29

Unaudited

AllianzGI Global Dynamic Allocation Fund

For the period of October 1, 2015 through September 30, 2016, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Global Dynamic Allocation Fund (the “Fund”) returned 4.69%, underperforming the 60% MSCI ACWI, 40% Bloomberg Barclays US Aggregate Bond Index (the “benchmark”), which returned 9.43%.

Market Overview

Global economic growth and inflation remained subdued during the twelve-month period, while real bond yields fell. In the US, despite having raised the policy rate initially in December 2015, the Fed remained on hold and consistently revised down its growth forecast. Looking across developed markets, the US experienced policy uncertainty and inconsistent economic growth, Europe was plagued by political uncertainty surrounding Brexit and Japan grappled with challenges related to the effectiveness of monetary and fiscal policy. Meanwhile, in emerging markets, many countries made progress on structural reforms and both equities and bonds were among the best performing asset classes for the twelve-month period. Across asset classes, performance also stood out for US REITs and high-yield bonds.

Global stocks gained 11.96%, as measured by the MSCI ACWI and US bonds gained 5.19%, as measured by the Bloomberg Barclays US Aggregate Bond Index, for the twelve-month period. US stocks outperformed their counterparts in Europe and Japan (in yen terms) gaining 15.43%, as measured by the S&P 500 Index. However, emerging market equities had an even more pronounced gain of 16.78% for the twelve-month period, as measured by the MSCI Emerging Markets Index (in USD terms). Performance, however, may be misleading since markets experienced several spikes in volatility that affected intra-period returns. Risk assets globally, including equities, endured at least two notable sell-offs before rebounding and ultimately gaining for the twelve-month period. For example, beginning in late 2015, concerns about an economic slowdown in China combined with plunging oil prices and fears about the impact of negative interest rates contributed to US stocks losing roughly 12% from late December 2015 through mid-February 2016 before gaining roughly 15% by mid-April, as measured by the S&P 500 Index. In the aftermath of Brexit in late June, stocks similarly plunged, although the magnitude was smaller in the US. In the immediate aftermath, the S&P 500 Index fell 5.34% on June 23, 2016 before rebounding 8.87% in roughly the next four weeks.

Portfolio Review

As the twelve-month period began, the portfolio held a meaningful underweight to equities having de-risked in response to the market sell-off in August 2015. October 2015 saw equities rally significantly and the portfolio posture was adjusted adding back to equity positions. The underexposure to equities in the interim, however, detracted from performance. Using futures through the twelve-month period, especially in equities, both to get exposure to the asset class and to implement asset allocation tilts had mixed results. Asset allocation was negative for the period but futures helped by mitigating the overall negative selection effort.

A similar pattern repeated in the beginning of 2016, when markets again witnessed a broad equity market sell-off from late December 2015 through mid-February 2016. In response and in keeping with our process discipline, the equity exposure was again reduced to mitigate losses from further declines. When equities rallied strongly, notably in the US, capital was again redeployed, but the underweight nevertheless detracted until it was closed.

Taken together, the two ‘V-market’ events resulted in equity allocation being a primary driver of underperformance over the twelve-month period, with most of the effect witnessed in the months of October 2015 and March 2016. Opportunistic allocations were a bright spot, adding to performance especially through exposure to emerging market bonds and US REITs.

Outlook

In our view, politics will continue to be an increasingly important influence on global markets during the next twelve months, especially in light of the US presidential and congressional elections, a referendum and elections in Italy and Spain and the ongoing Brexit process. We believe these events will likely prompt uncertainty and could directly impact asset prices and returns. Besides politics, we believe that questions regarding the effectiveness of unconventional and unprecedented monetary policies have become more pervasive and represent additional sources of uncertainty. The key question of whether prolonged monetary policy accommodation can serve as a catalyst for sustainable economic growth remains unanswered.

In an environment dominated by uncertainty, we believe that global growth will remain low and central banks will continue to suppress yield curves. As such, we feel returns will likely be driven by investors’ ability and willingness to have exposure to risk-assets. For the foreseeable future at least, it is our view that attractive opportunities can be found in opportunistic asset classes, including emerging market bonds and high-yield bonds.

Certain changes to the Fund’s investment strategy and portfolio management team became effective on October 1, 2016. Please see the prospectus for complete details.

30	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Global Dynamic Allocation Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	5 Year	Since Inception†
AllianzGI Global Dynamic Allocation Fund Class A	4.69%	7.75%	9.78%
AllianzGI Global Dynamic Allocation Fund Class A (adjusted)	–1.07%	6.53%	8.95%
AllianzGI Global Dynamic Allocation Fund Class C	3.90%	6.92%	8.97%
AllianzGI Global Dynamic Allocation Fund Class C (adjusted)	2.90%	6.92%	8.97%
AllianzGI Global Dynamic Allocation Fund Class R	4.44%	7.49%	9.53%
AllianzGI Global Dynamic Allocation Fund Class P	4.89%	7.93%	9.99%
AllianzGI Global Dynamic Allocation Fund Institutional Class	4.98%	8.04%	10.10%
AllianzGI Global Dynamic Allocation Fund Class R6	5.07%	8.14%	10.20%
AllianzGI Global Dynamic Allocation Fund Administrative Class	4.73%	7.77%	9.82%
MSCI ACWI	11.96%	10.63%	11.37%
Bloomberg Barclays US Aggregate Bond Index	5.19%	3.08%	4.53%
60% MSCI ACWI, 40% Bloomberg Barclays US Aggregate Bond Index*	9.43%	7.75%	8.88%
Lipper Alternative Global Macro Funds Average	5.31%	3.80%	6.11%

† The Fund began operations on April 27, 2009. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30, 2009.

* Prior to certain changes to the Fund’s principal investment strategies that went into effect January 1, 2015, the Fund disclosed a custom secondary benchmark with a different blend of these two broad-based market indices (80% MSCI ACWI and 20% Bloomberg Barclays US Aggregate Bond Index).

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 4.38% for Class A shares, 5.05% for Class C shares, 4.80% for Class R shares, 4.07% for Class P shares, 4.10% for Institutional Class shares, 4.05% for Class R6 shares and 4.29% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.15% for Class A shares, 1.88% for Class C shares, 1.40% for Class R shares, 1.00% for Class P shares, 0.90% for Institutional Class shares, 0.75% for Class R6 shares and 1.15% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Asset Allocation (as of September 30, 2016)

Mutual Funds	67.2%
Exchange-Traded Funds	8.0%
U.S. Treasury Obligations	6.3%
U.S. Government Agency Securities	0.7%
Cash & Equivalents — Net	17.8%

Annual Report	| September 30, 2016	31

Unaudited

AllianzGI Global Dynamic Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,036.80	$1,032.60	$1,035.80	$1,037.90	$1,038.40	$1,039.00	$1,037.30
Expenses Paid During Period	$3.87	$7.57	$5.14	$3.11	$2.60	$1.84	$3.87

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,021.20	$1,017.55	$1,019.95	$1,021.95	$1,022.45	$1,023.20	$1,021.20
Expenses Paid During Period	$3.84	$7.52	$5.10	$3.08	$2.58	$1.82	$3.84

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.76% for Class A, 1.49% for Class C, 1.01% for Class R, 0.61% for Class P, 0.51% for Institutional Class, 0.36% for Class R6 and 0.76% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

32	September 30, 2016 |	Annual Report

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Annual Report	| September 30, 2016	33

Unaudited

AllianzGI Global Megatrends Fund

For the period of October 1, 2015 through September 30, 2016, as provided by John Schroer, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Global Megatrends Fund (the “Fund”) returned 14.36%, outperforming the MSCI ACWI (the “benchmark”), which returned 11.96%.

Market Overview

The twelve-month period gave global equity investors a volatile ride. In the final quarter of 2015, major indices rallied, rebounding off the prior quarter’s correction. That rally was short lived, however, as stocks fell sharply again in the opening weeks of 2016 on renewed fears of global economic weakness. Stocks reached their nadir around mid-February 2016 and generally recovered through March 2016. Equity markets fell again following Brexit, but quickly reversed course in the final days of June 2016. Many equity markets continued to move upward over the final quarter of the twelve-month period.

Emerging markets, as a whole, outperformed stocks in developed economies. Within developed markets, the US was relatively strong, with many domestic indices hitting fresh highs. Underneath broad market returns, individual stocks and sectors experienced notable shifts in sentiment and leadership. For example, for most of the year, stocks with defensive traits and high dividend payouts outperformed, as investors searched for yield in a world of low and negative interest rates. In the final quarter of the twelve-month period, these “bond proxy” sectors such as utilities and telecommunication services suffered, and more cyclical areas of the market, such as technology and energy, strongly outperformed.

Portfolio Review

The Fund is a thematic portfolio made up of five underlying strategies or “sleeves”, capturing exposures to technology, health sciences, global water, global natural resources, and the emerging market consumer. The Fund delivered a strong absolute return and outperformed its benchmark, helped primarily by the global water and natural resources sleeves. These each generated returns exceeding 20%. The technology sleeve also significantly outperformed the benchmark with a return of nearly 18%.

Conversely, the emerging markets consumer sleeve posted a respectable double-digit return of 11.7%, but slightly trailed its benchmark, the MSCI Emerging Markets Index. The sleeve that suffered the most was health sciences, which was hurt by negative sentiment and uncertainties raised by potential policy changes under a new US President and Congress. Most polls favored democratic candidate Hillary Clinton. Markets have reflected this potential outcome in the relatively muted performance of several groups within health care, given potential regulatory changes and possible steps to control drug pricing. A full democratic sweep of the US Congress would provide an ongoing headwind for health care stocks, although current indications are that the US will still have a divided Congress.

Outlook

Equity market behavior has been heavily influenced by macroeconomic and political headlines this year. Still, fundamentals ultimately matter to share price performance. Rapid technological innovation, developments in healthcare and global energy, the emerging consumer class in developing economies and the increasing scarcity of clean water remain powerful themes. In each segment of the Fund, we strive to find companies with underappreciated company specific and industry fundamentals that can add value for our investors over the long-term, despite short-term market gyrations.

We believe that one key area to watch in the year ahead will be a potentially significant ramp up in infrastructure spending in the US. Both presidential candidates agree on this critical need, and we believe the global water sleeve in particular stands to benefit from accelerating US water capital expenditures in coming years, due to clear replacement needs.

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Global Megatrends Fund Class A	14.36%	3.29%
AllianzGI Global Megatrends Fund Class A (adjusted)	8.07%	–0.17%
AllianzGI Global Megatrends Fund Class P	14.55%	3.49%
AllianzGI Global Megatrends Fund Institutional Class	14.61%	3.57%
MSCI ACWI	11.96%	2.84%
Lipper Global Multi-Cap Core Funds Average	9.77%	2.65%

† The Fund began operations on February 2, 2015. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2015.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 5.86% for Class A shares, 6.07% for Class P shares and 5.61% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2017. The Fund’s expense ratios net of this reduction are 1.30% for Class A shares, 1.15% for Class P shares and 1.05% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

34	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Global Megatrends Fund (cont’d)

Cumulative Returns Through September 30, 2016

Fund Allocation (as of September 30, 2016)

AllianzGI Global Natural Resources	19.9%
AllianzGI Technology	19.6%
AllianzGI Emerging Markets Consumer	19.6%
AllianzGI Health Sciences	19.4%
AllianzGI Global Water	18.9%
Cash & Equivalents — Net	2.6%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,115.30	$1,115.80	$1,116.50
Expenses Paid During Period	$0.69	$0.26	$—

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,024.35	$1,024.75	$1,025.00
Expenses Paid During Period	$0.66	$0.25	$—

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.13% for Class A, 0.05% for Class P and 0.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| September 30, 2016	35

Unaudited

AllianzGI Best Styles Emerging Markets Equity Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Best Styles Emerging Markets Equity Fund (the “Fund”) returned 17.28%, outperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 16.78%.

Market Overview

The twelve-month period provided investors with a highly volatile ride, but overall equity markets have been trending upward as the S&P 500 Index, MSCI EAFE Index, and the benchmark returned 15.43%, 6.52% and 16.78%, respectively. Stocks fell sharply at the start of 2016 and continued falling into the first weeks of the year on renewed fears of economic weakness. Stocks reached their nadir around mid-February 2016, and then recovered through March. Stocks rapidly lost ground again following Brexit, but quickly rebounded in the final days of June 2016 and continued on to have a positive third quarter.

Equity market behavior was heavily influenced by macroeconomic and political headlines; including Fed Policy, negative and zero interest policy in Europe and Japan, the US Presidential election, actions in China and the degree of linkages to the global economy, Brexit, along with oil and commodity price volatility.

Portfolio Review

Overall, the Fund put together a solid twelve-month period of outperformance. Country and industry allocations were both net positive, but stock selection was the overwhelming contributor to outperformance. In particular, financial stocks contributed approximately 255 basis points of outperformance and Chinese stocks contributed 197 basis points. The primary detractor was stock selection with Turkey and the consumer staples sector, at -77 basis points and -112 basis points, respectively. From a style perspective, value has been the strongest performer during the twelve-month period, outperforming the benchmark by roughly 4.5%. Momentum and revisions underperformed the benchmark by an average of 3.9%. The Fund was able to overcome significant difficulties in the growth style, which underperformed by over 7%, most of which occurred in the first half of the twelve-month period. The Fund aims to be fully invested using equity securities and utilizes derivative contracts only to equitize any cash in the portfolio until it is invested.

Outlook

The Best Styles approach seeks to harvest the long term risk premiums from value, momentum, revisions, growth and quality. The primary goal is to effectively manage and mitigate the risks associated with the premiums individually and as a multi-style portfolio. However, it is important to remember that these styles do carry additional risks to the benchmark where the “premium” comes from, and therefore will underperform over certain shorter time periods, especially in shifting, risk-on/risk-off equity markets that are heavily influenced by macro level interest policy. In terms of outlook for Best Styles, the long term investment style allocation of Best Styles with roughly half of the portfolio being invested in the investment style value and the other half of the portfolio being invested in the investment styles momentum, revisions, growth and quality, remains unchanged.

We intend that the portfolio will remain balanced in terms of the allocation to highest risk and lowest risk stocks and cyclical versus non-cyclical sectors in order to immunize the portfolio with respect to the impact of risk on/risk off moves. We believe this will make the performance of the portfolio independent from the direction of the economic cycle. We believe that the balanced and well diversified blend of investment styles of the Best Styles approach is well suited to the present macro-economic conditions and do not plan to change direction in favor of short term investment style timing efforts.

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Best Styles Emerging Markets Equity Fund Class A	17.28%	–0.27%
AllianzGI Best Styles Emerging Markets Equity Fund Class A (adjusted)	10.83%	–3.34%
AllianzGI Best Styles Emerging Markets Equity Fund Class C	16.45%	–1.00%
AllianzGI Best Styles Emerging Markets Equity Fund Class C (adjusted)	15.45%	–1.00%
AllianzGI Best Styles Emerging Markets Equity Fund Class P	17.52%	–0.09%
AllianzGI Best Styles Emerging Markets Equity Fund Institutional Class	17.61%	0.00%
AllianzGI Best Styles Emerging Markets Equity Fund Class R6	17.76%	0.11%
MSCI Emerging Markets Index	16.78%	–1.13%
Lipper Emerging Markets Funds Average	14.91%	–3.76%

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 4.88% for Class A shares, 5.63% for Class C shares, 4.65% for Class P shares, 4.66% for Institutional Class shares and 4.63% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least April 30, 2017. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 0.80% for Class P shares, 0.70% for Institutional Class shares and 0.60% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

36	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Best Styles Emerging Markets Equity Fund (cont’d)

Cumulative Returns Through September 30, 2016

Country Allocation (as of September 30, 2016)

China	29.7%
Korea (Republic of)	16.7%
Taiwan	12.4%
Brazil	7.7%
South Africa	4.8%
Mexico	3.9%
Malaysia	3.3%
Thailand	2.9%
Other	11.8%
Cash & Equivalents — Net	6.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,104.00	$1,100.90	$1,112.20	$1,113.20	$1,114.20
Expenses Paid During Period	$4.29	$7.66	$4.22	$3.70	$3.17

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,020.25	$1,016.50	$1,021.00	$1,021.50	$1,022.00
Expenses Paid During Period	$4.80	$8.57	$4.04	$3.54	$3.03

* Class A and Class C commenced operations on April 26, 2016. The Actual expense examples for Class A and Class C are based on the period since inception; the Actual expense example for Class P, Institutional Class and Class R6 and the Hypothetical expense example are based on the period beginning April 1, 2016. If the Hypothetical expense example for Class A and Class C had been based on the period since inception, the Ending Account Value and Expenses Paid During the Period would have been: $1,017.37 and $4.11, respectively, for Class A; and $1,014.06 and $7.34, respectively, for Class C.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.95% for Class A, 1.70% for Class C, 0.80% for Class P, 0.70% for Institutional Class and 0.60% for Class R6), multiplied by the average account value over the period, multiplied by 183 (157 for Class A and Class C)/366 for the Actual expense example and 183/366 for the Hypothetical expense example.

Annual Report	| September 30, 2016	37

Unaudited

AllianzGI Best Styles Global Equity Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Best Styles Global Equity Fund (the “Fund”) returned 8.09%, underperforming the MSCI ACWI (the “benchmark”), which returned 11.96%.

Market Overview

The twelve-month period provided investors with a highly volatile ride, but overall equity markets have been trending upward as the S&P 500 Index, MSCI EAFE Index, and MSCI Emerging Markets Index returned 15.43%, 6.52% and 16.78%, respectively. Stocks fell sharply at the start of 2016 and continued falling into the first weeks of the year on renewed fears of economic weakness. Stocks reached their nadir around mid-February 2016, and then recovered through March. Stocks rapidly lost ground again following Brexit, but quickly rebounded in the final days of June 2016 and continued on to have a positive third quarter.

Equity market behavior was heavily influenced by macroeconomic and political headlines; including Fed policy, negative and zero interest policy in Europe and Japan, the US Presidential election, actions in China and the degree of linkages to the global economy, Brexit, along with oil and commodity price volatility.

Portfolio Review

There were two primary drivers of underperformance during the twelve-month period; unusual patterns in style performance in the month of April 2016 and the immediate aftermath of Brexit.

April 2016 was an unusual month for style performance as across most major equity regions, all five investment styles to which the Best Styles investment process has an active, stable allocation, either underperformed or were flat on a relative basis to the benchmark. Over most time periods the Best Styles strategy expects to benefit from a natural diversification between its allocation to value and its allocation to momentum, revisions and growth, which are collectively referred to as “trend following”. Value and trend following stocks have a low to negative correlation to each other that tends to manifest itself over most short and long time periods. April 2016 was an exception to this with four of the five styles being negative, while value was only slightly positive at approximately 30 basis points of outperformance. On average, the five styles had relative performance of -94 basis points in April, creating a significant performance headwind for the Fund.

The aftermath of Brexit was also a significant negative contributor to the overall Fund performance for the year. Going into the June 23rd vote, the Fund had overweights in the UK Homebuilders subsector and UK-based consumer discretionary and industrial stocks with strong cross border business exposure in Europe. These particular groups saw a significant performance hit in the aftermath of the vote. For the month of June 2016, stock selection in the UK contributed -48 basis points to performance, despite the country only having a weight in the Fund of approximately 5.5%.

The Fund aims to be fully invested using equity securities and utilizes derivative contracts only to equitize any cash in the portfolio until it is invested.

Outlook

The Best Styles approach seeks to harvest the long term risk premiums from value, momentum, revisions, growth and quality. The primary goal is to effectively manage and mitigate the risks associated with the premiums individually and as a multi-style portfolio. However, it is important to remember that these styles do carry additional risks to the benchmark, where the “premium” comes from, and therefore will underperform over certain shorter time periods, especially in shifting, risk-on/risk-off equity markets that are heavily influenced by macro level interest policy. In terms of outlook for Best Styles, the long term investment style allocation with roughly half of the portfolio being invested in the investment style value, and the other half of the portfolio being invested in momentum, revisions, growth and quality investment styles, remains unchanged.

The portfolio will remain balanced in terms of the allocation to highest risk and lowest risk stocks and cyclical versus non-cyclical sectors in order to immunize the portfolio with respect to the impact of risk on/risk off moves. This will ideally make the performance of the portfolio independent from the direction of the economic cycle. The balanced and well diversified blend of investment styles of the Best Styles investment approach has proven to succeed in macro-economic conditions comparable to today’s conditions several times in the past and therefore, we will not be deterred in favor of any tempting shorter term investment style timing efforts.

38	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Best Styles Global Equity Fund Class A	8.09%	3.63%
AllianzGI Best Styles Global Equity Fund Class A (adjusted)	2.14%	1.58%
AllianzGI Best Styles Global Equity Fund Class C	7.28%	2.86%
AllianzGI Best Styles Global Equity Fund Class C (adjusted)	6.28%	2.86%
AllianzGI Best Styles Global Equity Fund Class P	8.28%	3.80%
AllianzGI Best Styles Global Equity Fund Institutional Class	8.31%	3.88%
AllianzGI Best Styles Global Equity Fund Class R6	8.41%	3.98%
MSCI ACWI	11.96%	3.68%
Lipper Global Multi-Cap Value Average	9.29%	1.86%

† The Fund began operations on December 2, 2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2013.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.22% for Class A shares, 1.71% for Class C shares, 0.69% for Class P shares, 0.68% for Institutional Class shares and 0.70% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least April 30, 2017. The Funds expense ratios net of this reduction are 0.75% for Class A shares, 1.50% for Class C shares, 0.60% for Class P shares, 0.50% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Country Allocation (as of September 30, 2016)

United States	51.8%
United Kingdom	6.0%
Japan	5.5%
Canada	5.0%
China	3.6%
Germany	3.3%
France	3.3%
Korea (Republic of)	2.7%
Other	15.2%
Cash & Equivalents — Net	3.6%

Annual Report	| September 30, 2016	39

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,036.50	$1,020.90	$1,037.50	$1,037.00	$1,038.20
Expenses Paid During Period	$3.82	$6.46	$3.06	$2.55	$2.04

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,021.25	$1,017.55	$1,022.00	$1,022.50	$1,023.00
Expenses Paid During Period	$3.79	$7.52	$3.03	$2.53	$2.02

* Class C commenced operations on April 26, 2016. The Actual expense example for Class C is based on the period since inception; the Actual expense example for Class A, Class P, Institutional Class and Class R6 and the Hypothetical expense example are based on the period beginning April 1, 2016. If the Hypothetical expense example for Class C had been based on the period since inception, the Ending Account Value and Expenses Paid During the Period would have been $1,015.06 and $6.44, respectively.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.75% for Class A, 1.49% for Class C, 0.60% for Class P, 0.50% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 183 (157 for Class C)/366 for the Actual expense example and 183/366 for the Hypothetical expense example.

40	September 30, 2016 |	Annual Report

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Annual Report	| September 30, 2016	41

Unaudited

AllianzGI Best Styles International Equity Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Best Styles International Equity Fund (the “Fund”) returned 4.44%, underperforming the MSCI EAFE Index (the “benchmark”), which returned 6.52%.

Market Overview

The twelve-month period provided investors with a highly volatile ride, but overall equity markets have been trending upward as the S&P 500 Index, the benchmark, and MSCI Emerging Markets Index returned 15.43%, 6.52% and 16.78%, respectively. Stocks fell sharply at the start of 2016 and continued falling into the first weeks of the year on renewed fears of economic weakness. Stocks reached their nadir around mid-February2016 and then recovered through March. Stocks rapidly lost ground again following Brexit, but quickly rebounded in the final days of June 2016 and continued on to have a positive third quarter.

Equity market behavior was heavily influenced by macroeconomic and political headlines; including Fed policy, negative and zero interest policy in Europe and Japan, the US Presidential election, actions in China and the degree of linkages to the global economy, Brexit, along with oil and commodity price volatility.

Portfolio Review

The primary driver of underperformance during the twelve-month period was the immediate aftermath of Brexit.

The month of June 2016 alone saw the Fund underperform its benchmark by over 4.0%. Given that for the twelve-month period the Fund underperformed by 2.08%, it is clear that the aftermath of Brexit was the singular market event which dragged down the overall Fund performance for the year. Going into the June 23, 2016 vote, the Fund had overweights in the UK Homebuilders subsector and also UK-based consumer discretionary and industrial stocks with strong cross border business exposure in Europe. These particular groups saw a significant performance hit in the aftermath of the vote. In the subsequent two trading days after the vote results, June 24 and June 27, 2016, the Fund underperformed by 2.05%, in which the aforementioned sectors had a disproportionate role. For the month of June, stock selection in the UK contributed -270 basis points of underperformance. Therefore, approximately 40% of the underperformance came from a constituent country that is only 19% weight in the benchmark.

For the twelve-month period, stock selection in France was a highlight, contributing approximately 65 basis points of outperformance, as were consumer discretionary stocks, which added 90 basis points of outperformance. However, stock selection within and country allocation to the UK was a significant detractor, taking away 172 basis points of relative performance.

The Fund aims to be fully invested using equity securities and utilizes derivative contracts only to equitize any cash in the portfolio until it is invested.

Outlook

The Best Styles approach seeks to harvest the long term risk premiums from value, momentum, revisions, growth and quality. The primary goal is to effectively manage and mitigate the risks associated with the premiums individually and as a multistyle portfolio. However, it is important to remember that these styles do carry additional risks to the benchmark where the “premium” comes from, and therefore will underperform over certain shorter time periods, especially in shifting, risk-on/risk-off equity markets that are heavily influenced by macro level interest policy. In terms of outlook for Best Styles, the long term investment style allocation of Best Styles with roughly half of the portfolio being invested in the investment style value, and the other half of the portfolio being invested in the investment styles momentum, revisions, growth and quality, remains unchanged.

The portfolio will remain balanced in terms of the allocation to highest risk and lowest risk stocks and cyclical versus non-cyclical sectors in order to immunize the portfolio with respect to the impact of risk on/risk off moves. This will ideally make the performance of the portfolio independent from the direction of the economic cycle. The balanced and well diversified blend of investment styles of the Best Styles investment approach has proven to succeed in macro-economic conditions comparable to today’s conditions several times in the past and therefore, we will not be deterred in favor of any tempting shorter term investment style timing efforts.

42	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Best Styles International Equity Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Best Styles International Equity Fund Class A	4.44%	–2.10%
AllianzGI Best Styles International Equity Fund Class A (adjusted)	–1.31%	–5.11%
AllianzGI Best Styles International Equity Fund Class C	3.70%	–2.81%
AllianzGI Best Styles International Equity Fund Class C (adjusted)	2.70%	–2.81%
AllianzGI Best Styles International Equity Fund Class P	4.57%	–1.96%
AllianzGI Best Styles International Equity Fund Institutional Class	4.73%	–1.83%
AllianzGI Best Styles International Equity Fund Class R6	4.81%	–1.75%
MSCI EAFE Index	6.52%	–0.60%
Lipper International Multi-Cap Value Funds Average	5.51%	–2.72%

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.69% for Class A shares, 2.44% for Class C shares, 1.88% for Class P shares, 1.88% for Institutional Class shares and 1.44% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least April 30, 2017. The Fund’s expense ratios net of this reduction are 0.80% for Class A shares, 1.55% for Class C shares, 0.65% for Class P shares, 0.55% for Institutional Class shares and 0.45% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Country Allocation (as of September 30, 2016)

Japan	24.2%
United Kingdom	17.5%
France	10.3%
Germany	7.2%
Australia	6.9%
Switzerland	6.8%
Hong Kong	3.6%
Italy	2.6%
Other	18.6%
Cash & Equivalents — Net	2.3%

Annual Report	| September 30, 2016	43

Unaudited

AllianzGI Best Styles International Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,000.70	$997.90	$1,023.80	$1,025.20	$1,025.30
Expenses Paid During Period	$3.43	$6.64	$3.29	$2.78	$2.28

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,021.00	$1,017.25	$1,021.75	$1,022.25	$1,022.75
Expenses Paid During Period	$4.04	$7.82	$3.29	$2.78	$2.28

* Class A and Class C commenced operations on April 26, 2016. The Actual expense examples for Class A and Class C are based on the period since inception; the Actual expense example for Class P, Institutional Class and Class R6 and the Hypothetical expense example are based on the period beginning April 1, 2016. If the Hypothetical expense example for Class A and Class C had been based on the period since inception, the Ending Account Value and Expenses Paid During the Period would have been: $1,018.02 and $3.46, respectively, for Class A; and $1,014.80 and $6.70, respectively, for Class C.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.80% for Class A, 1.55% for Class C, 0.65% for Class P, 0.55% for Institutional Class and 0.45% for Class R6), multiplied by the average account value over the period, multiplied by 183 (157 for Class A and Class C)/366 for the Actual expense example and 183/366 for the Hypothetical expense example.

44	September 30, 2016 |	Annual Report

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Annual Report	| September 30, 2016	45

Unaudited

AllianzGI Best Styles U.S. Equity Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Best Styles U.S. Equity Fund (the “Fund”) returned 10.90%, underperforming the S&P 500 Index (the “benchmark”), which returned 15.43%.

Market Overview

The twelve-month period provided investors with a highly volatile ride, but overall equity markets have been trending upward as the benchmark, MSCI EAFE Index, and MSCI Emerging Markets Index returned 15.43%, 6.52% and 16.78%, respectively. Stocks fell sharply at the start of 2016 and continued falling into the opening weeks of the year on renewed fears of economic weakness. Stocks reached their nadir around mid-February, but recovered through March. Stocks rapidly lost ground again following Brexit, but quickly rebounded in the final days of June 2016 and continued on to have a positive third quarter.

Equity market behavior was heavily influenced by macroeconomic and political headlines; including Fed policy, negative and zero interest policy in Europe and Japan, the US Presidential election, actions in China and the degree of linkages to the global economy, Brexit, along with oil and commodity price volatility.

Portfolio Review

The primary driver of underperformance during the twelve-month period was unusual patterns in style performance in the month of April 2016.

April was an unusual month for style performance as across most major equity regions, all five investment styles to which the Best Styles investment process has an active, stable allocation, either underperformed or were flat on a relative basis. The US equity market in particular fared the worst when compared to all major equity regions as all five styles were negative, with an average relative return during the month of -1.35%, as measured by the benchmark, creating a significant performance headwind for the Fund. Over most time periods the Best Styles strategy expects to benefit from a natural diversification between its allocation to value and its allocation to momentum, revisions and growth, which collectively are referred to as “trend following”. Value and trend following stocks have a low to negative correlation to each other that tends to manifest itself over most short and long time periods. April 2016 was an exception to this as four of the five styles were negative, while value was only slightly positive at approximately 30 basis points of outperformance. On average, the five styles had relative performance of -94 basis points in the month of April, creating a significant performance headwind for the Fund. Outside of April, for the past year, stock selection in the consumer discretionary and energy sectors were particularly difficult, contributing approximately -1.21% and -1.11% of relative performance, respectively, as measured by the benchmark. Within those sectors, Amazon and Noble Energy were the detractors at a combined -62 basis points. Financial stocks contributed the most at 43 basis points.

The Fund aims to be fully invested using equity securities and utilizes derivative contracts only to equitize any cash in the portfolio until it is invested.

Outlook

The Best Styles approach seeks to harvest the long term risk premiums from value, momentum, revisions, growth and quality. The primary goal is to effectively manage and mitigate the risks associated with the premiums individually and as a multi-style portfolio. However, it is important to remember that these styles do carry additional risks to the benchmark, where the “premium” comes from, and therefore will underperform over certain shorter time periods, especially in shifting, risk-on/risk-off equity markets that are heavily influenced by macro level interest policy. In terms of outlook for Best Styles, the long term investment style allocation of Best Styles with roughly half of the portfolio being invested in the investment style value and the other half of the portfolio being invested in the investment styles momentum, revisions, growth and quality, remains unchanged.

The portfolio will remain balanced in terms of the allocation to highest risk and lowest risk stocks and cyclical versus non-cyclical sectors in an effort to immunize the portfolio with respect to the impact of, what the portfolio managers consider, risk on/risk off moves. This will ideally make the performance of the portfolio independent from the direction of the economic cycle. The balanced and well diversified blend of investment styles of the Best Styles investment approach has proven to succeed in macro-economic conditions comparable to today’s conditions several times in the past and therefore, we will not be deterred in favor of any tempting shorter term investment style timing efforts.

46	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Best Styles U.S. Equity Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Best Styles U.S. Equity Fund Class A	10.90%	2.66%
AllianzGI Best Styles U.S. Equity Fund Class A (adjusted)	4.80%	–0.47%
AllianzGI Best Styles U.S. Equity Fund Class C	10.07%	1.89%
AllianzGI Best Styles U.S. Equity Fund Class C (adjusted)	9.07%	1.89%
AllianzGI Best Styles U.S. Equity Fund Class P	10.95%	2.76%
AllianzGI Best Styles U.S. Equity Fund Institutional Class	11.20%	2.93%
AllianzGI Best Styles U.S. Equity Fund Class R6	11.23%	2.99%
S&P 500 Index	15.43%	5.24%
Lipper Multi-Cap Core Funds Average	10.95%	2.15%

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 0.86% for Class A shares, 1.61% for Class C shares, 1.19% for Class P shares, 1.32% for Institutional Class shares and 0.61% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least April 30, 2017. The Fund’s expense ratios net of this reduction are 0.75% for Class A shares, 1.50% for Class C shares, 0.60% for Class P shares, 0.50% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Industry Allocation (as of September 30, 2016)

Pharmaceuticals	5.2%
Healthcare Providers & Services	4.9%
Semiconductors & Semiconductor Equipment	4.8%
Technology Hardware, Storage & Peripherals	4.5%
Banks	4.3%
IT Services	4.2%
Oil, Gas & Consumable Fuels	4.1%
Internet Software & Services	4.0%
Other	56.2%
Cash & Equivalents — Net	7.8%

Annual Report	| September 30, 2016	47

Unaudited

AllianzGI Best Styles U.S. Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,037.60	$1,034.20	$1,048.10	$1,048.80	$1,048.60
Expenses Paid During Period	$3.28	$6.54	$3.07	$2.56	$2.05

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,021.25	$1,017.50	$1,022.00	$1,022.50	$1,023.00
Expenses Paid During Period	$3.79	$7.57	$3.03	$2.53	$2.02

* Class A and Class C commenced operations on April 26, 2016. The Actual expense examples for Class A and Class C are based on the period since inception; the Actual expense example for Class P, Institutional Class and Class R6 and the Hypothetical expense example are based on the period beginning April 1, 2016. If the Hypothetical expense example for Class A and Class C had been based on the period since inception, the Ending Account Value and Expenses Paid During the Period would have been: $1,021.25 and $3.79, respectively, for Class A; and $1,017.50 and $7.57, respectively, for Class C.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.75% for Class A, 1.50% for Class C, 0.60% for Class P, 0.50% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 183 (157 for Class A and Class C)/366 for the Actual expense example and 183/366 for the Hypothetical expense example.

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Annual Report	| September 30, 2016	49

Unaudited

AllianzGI China Equity Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Christina Chung, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI China Equity Fund (the “Fund”) returned 12.42%, underperforming the MSCI China Index (the “benchmark”), which returned 12.95%.

Market Overview

Over the first half of the twelve-month period, China’s economic situation remained lackluster with the Purchasing Manager Index (“PMI”) struggling in contraction territory. Whereas over the last three months, investors were encouraged by positive signs of economic recovery, including improvement in imports, pick up in corporate earnings, as well as improvement in the official PMI.

Compared to the positive development in the economic situation, Chinese equity markets have experienced much more dramatic movements over the past year. The benchmark experienced one of the worst starts to a calendar year with more than 12% correction in January 2016 due to the newly introduced ‘circuit breaker’ rule in the China A-Shares market. Since mid-February, Chinese equities started to recover their lost ground and as of September 30, 2016, the benchmark has returned close to 9% in US dollar (“USD”) terms over the first three quarters of 2016, outperforming major developed markets, including the US, Europe and Japan.

It is worth noting that the current rally started gaining momentum after the Brexit event in June. Growing political risk in Europe, concerns over elevated valuations in the US and the potential for a ‘lower for longer’ interest rate environment have combined to drive fund flows back into emerging market equities. In particular, we have observed a strong pick up in passive fund flows, pushing up many index heavy mega-cap stocks in China. For example, Tencent and Alibaba, the top two benchmark constituents, have each returned more than 30% in USD terms year-to-date, and now combined account for almost one quarter of the benchmark. In contrast, small- and mid-cap Chinese stocks have underperformed large-caps by 11% and 5%, respectively, over the first three quarters of 2016.

Portfolio Review

Over the past year, large-cap technology stocks were the star performers, led by names such as Tencent, Alibaba and Baidu. With these three names taking up 30% of the benchmark, and since the Fund is required to be underweight with a 25% limit in a single industry, this is a key reason for the performance lag. In fact, our underweight in Tencent was the top detractor over the twelve-month period.

The performance loss on Tencent was more than compensated by our stock picks within the small and mid-cap information technology names. For example, one top contributor was Digital China, a small-cap information technology company which we have held for a long time. We believe this company was able to transform from a low value added information technology distributor into an integrated information technology service provider over time, which should be a catalyst for its share price. In the first quarter of 2016, our investment thesis materialized as the company divested its information technology distribution business, and paid a one off dividend, which triggered strong share price performance. Under normal market circumstances, the re-rating process should have been even stronger. We believe there is more room for rerating and earnings growth for this company and will remain invested.

Outlook

The overcapacity issues in traditional manufacturing, commodities and materials show disappointingly few signs of meaningful reform. Companies in these sectors continue to face significant headwinds. We have recently started rebuilding a position in the energy sector which we had previously avoided, but in general, we have little exposure to these more economically sensitive sectors.

We believe there are better growth prospects in service-related industries and high end manufacturing. The powerful long term trends encompassing consumption and manufacturing upgrade cycles should provide decent opportunities for companies with the right positioning and execution ability. Often these opportunities are in the mid- and small-cap space where growth potential is yet to be reflected in valuations.

50	September 30, 2016 |	Annual Report

Unaudited

AllianzGI China Equity Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	5 Year	Since Inception†
AllianzGI China Equity Fund Class A	12.42%	9.46%	5.76%
AllianzGI China Equity Fund Class A (adjusted)	6.24%	8.23%	4.82%
AllianzGI China Equity Fund Class C	11.51%	8.61%	4.98%
AllianzGI China Equity Fund Class C (adjusted)	10.51%	8.61%	4.98%
AllianzGI China Equity Fund Class P	12.66%	9.68%	6.03%
AllianzGI China Equity Fund Institutional Class	12.68%	9.75%	6.11%
MSCI China Index	12.95%	8.24%	4.32%
Lipper China Region Funds Average	13.54%	8.19%	5.00%

† The Fund began operations on June 7, 2010. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2010.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 4.67% for Class A shares, 6.60% for Class C shares, 4.22% for Class P shares and 4.99% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2017. The Fund’s expense ratios net of this reduction are 1.70% for Class A shares, 2.45% for Class C shares, 1.51% for Class P shares and 1.45% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Industry Allocation (as of September 30, 2016)

Internet Software & Services	19.0%
Banks	15.8%
Diversified Telecommunication Services	6.9%
Insurance	5.8%
Transportation Infrastructure	5.1%
Automobiles	4.6%
Capital Markets	4.5%
Electronic Equipment, Instruments and Components	4.4%
Other	31.2%
Cash & Equivalents — Net	2.7%

Annual Report	| September 30, 2016	51

Unaudited

AllianzGI China Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,131.00	$1,126.60	$1,132.60	$1,132.80
Expenses Paid During Period	$9.06	$13.03	$8.05	$7.73

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,016.50	$1,012.75	$1,017.45	$1,017.75
Expenses Paid During Period	$8.57	$12.33	$7.62	$7.31

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.70% for Class A, 2.45% for Class C, 1.51% for Class P and 1.45% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Annual Report	| September 30, 2016	53

Unaudited

AllianzGI Convertible Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Convertible Fund (the “Fund”) returned 6.46%, underperforming the BofA Merrill Lynch All Convertibles Index (the “benchmark”), which returned 9.08%.

Market Overview

While the trajectory was not linear, the path for the convertible market was higher over the twelve-month period.

The convertible bond market moved lower in the fourth quarter of 2015 and concluded the year with a return of -3%, as measured by the benchmark. 2016 began with a continuation of last year’s downward trend, trading sharply lower into mid-February. Several factors influenced the convertible market during this period; most notably lower energy prices, the negative impact of widening credit spreads on bond-like or yield-oriented convertibles, small-cap weakness, the Fed’s interest rate hike in December 2015, US economic data and the strong US dollar.

The markets then turned dramatically higher, experiencing only a brief setback when the UK public voted to exit the European Union, and rallied into the end of September 2016 as investors gravitated toward riskier assets. In fact, convertibles generally outpaced equity returns and September marked the eighth consecutive month of positive returns for the market, as investors sought to take advantage of attractive valuations and a compelling total return profile.

Evidence of the influence of the risk-on trade was apparent when examining the returns for components of the convertible asset class. While yield-oriented or “busted” convertibles outperformed total return convertibles, the lowest quality and most distressed issuers substantially outperformed higher quality bonds. Although this trend reflected an improved fundamental backdrop during the twelve-month period, the outperformance of the lowest quality category was also technically driven, reflecting their oversold levels from the first quarter of 2016.

Overall, the trend in US economic data reinforced the favorable equity and credit conditions for convertible bonds.

The Fed stayed on the sidelines and this cautious trend helped to boost confidence that the Fed is, and will be, slow to act. This accommodation was beneficial to the sentiment among the investment community for equities and below-investment-grade debt. Outside of the US, the central banks added various measures to stimulate their respective economies.

Finally, improving industry dynamics helped lift the price of crude oil and aided in the stabilization of other commodity prices. This had a positive impact on many energy and materials companies.

Portfolio Review

The Fund gained along with the market for the twelve-month period, but performance lagged the benchmark return.

The attribution for the twelve-month period included several positive single name performers from a variety of industries. The majority of the Fund’s issuers exceeded earnings expectations, which contributed to absolute performance.

Sector allocations that helped relative performance during the twelve-month period included consumer discretionary, consumer staples and energy. In the consumer discretionary sector, issue selection was positive and an underweight was beneficial. An overweight and outperformance were contributors in the consumer staples sector, while an underweight in the energy sector had a positive impact on relative performance.

Sector allocations that hurt relative performance during the twelve-month period included financials, technology and industrials. All three of the abovementioned sectors exhibited negative issue selection. An overweight in the industrials sector and an underweight in the financials sector also detracted from relative returns.

Outlook

Despite mixed US economic data, continued improvement in credit spreads and new equity market highs bode well for potential upside in convertibles. Furthermore, we believe an elevated conversion premium will provide downside protection.

We believe redemptions and maturities in the convertible market should slow over the next few years. Coupled with an expected steady rate of new issuance, the convertible market could grow over this period. This would further improve sector diversification as well as provide more balanced convertible opportunities.

54	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Convertible Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Convertible Fund Class A	6.46%	10.59%	7.84%	9.80%
AllianzGI Convertible Fund Class A (adjusted)	0.60%	9.35%	7.23%	9.54%
AllianzGI Convertible Fund Class C	5.69%	9.79%	7.05%	8.99%
AllianzGI Convertible Fund Class C (adjusted)	4.72%	9.79%	7.05%	8.99%
AllianzGI Convertible Fund Class R	5.98%	10.17%	7.50%	9.50%
AllianzGI Convertible Fund Class P	6.70%	10.85%	8.07%	10.04%
AllianzGI Convertible Fund Institutional Class	6.77%	10.94%	8.18%	10.15%
AllianzGI Convertible Fund Administrative Class	6.55%	10.68%	7.89%	9.82%
BofA Merrill Lynch All Convertibles Index	9.08%	11.45%	6.75%	8.08%
Lipper Convertible Securities Funds Average	8.17%	9.04%	5.27%	7.39%

† The Fund began operations on April 19,1993. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30,1993.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s expense ratios are 0.98% for Class A shares, 1.71% for Class C shares, 1.36% for Class R shares, 0.69% for Class P shares, 0.66% for Institutional Class shares and 0.89% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Industry Allocation (as of September 30, 2016)

Semiconductors	14.9%
Software	8.6%
Oil, Gas & Consumable Fuels	6.6%
Biotechnology	6.1%
Internet	6.1%
Healthcare-Products	5.8%
Media	5.4%
Commercial Services	5.2%
Other	39.6%
Cash & Equivalents — Net	1.7%

Annual Report	| September 30, 2016	55

S&P Ratings* (as of September 30, 2016)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Unaudited

AllianzGI Convertible Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,081.30	$1,077.30	$1,078.50	$1,082.30	$1,082.70	$1,081.70
Expenses Paid During Period	$5.05	$8.88	$7.64	$3.85	$3.49	$4.63

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,020.15	$1,016.45	$1,017.65	$1,021.30	$1,021.65	$1,020.55
Expenses Paid During Period	$4.90	$8.62	$7.41	$3.74	$3.39	$4.50

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.97% for Class A, 1.71% for Class C, 1.47% for Class R, 0.74% for Class P, 0.67% for Institutional Class and 0.89% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366.

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Annual Report	| September 30, 2016	57

Unaudited

AllianzGI Emerging Markets Consumer Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Lu Yu, CFA, CIPM, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV, of the AllianzGI Emerging Markets Consumer Fund (the “Fund”) returned 11.67%, underperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 16.78%.

Market Overview

During the twelve-month period, the benchmark was decidedly positive due to an attractive growth and valuation mix, particularly relative to developed markets. Initially, the benchmark rallied more than 7% in October 2015 as investor sentiment rapidly improved following declines in the five prior months. The exuberance moderated over the last two months of 2015, with concerns of slowing global growth and impact from the Fed’s rate hikes. The new year was met with extreme pessimism, with the asset class declining 20%, as measured by the benchmark, through the first three weeks of January 2016. Emerging market equities witnessed a sharp turnaround in performance, rallying the last week of the month amid higher energy prices, a weaker dollar and dovish central bank expectations. The asset class oscillated in February 2016 only to see a significant rebound in March resulting in a 13% advance, as measured by the benchmark. Performance moderated in April 2016 and was met by declines in May amid rising concerns about the global economy. The positive performance trajectory continued in June following the UK’s decision to leave the European Union, with emerging markets suddenly the bright spot globally. Positive asset flows, improving return-on-equity and currency strength led to four straight monthly advances from June 2016 to September 2016. During this period, pro-cyclical, higher-risk securities were the chief beneficiaries of the rally. In addition, deep-value stocks were among the top benchmark performers as investors sought bargains in the asset class.

Country performance was led by Brazil, Indonesia and Peru, due in part to the rebound in commodity and energy prices. Meanwhile, Greece, Poland and the Czech Republic were each down double-digits during the twelve-month period. Sector results were broad-based, with all 11 sectors advancing. Information technology, energy and materials were the best performing sectors for the benchmark, while real estate and industrials were only modestly beneficial.

Portfolio Review

The Fund’s performance compared to the benchmark was primarily the result of sector allocation decisions, given the strategic avoidance of the energy, materials and utilities sectors, which are not believed to adequately capture the longer-term emerging market consumer-related growth opportunities. In addition, the focus on higher-quality securities and a modest reduction in forecast risk offset results given the market exuberance and preference for lower-quality, higher-risk securities.

During the twelve-month period, positive bottom-up stock selection in the information technology and telecommunication services sectors contributed to performance. Conversely, meaningful overweight allocations to the health care and consumer staples sectors offset results, as did more conservative stock picking in consumer discretionary. The avoidance of the energy and materials sectors also detracted from performance during the twelve-month period. From a country standpoint, bottom-up selections in China proved positive, as did underweight allocations to Malaysia and Mexico. Meanwhile, Brazil and Taiwan were the primary laggards, due in part to the avoidance of pro-cyclical segments of the market given the Fund’s focus on consumer-related securities.

Outlook

The expectations for emerging market equities continue to remain decidedly positive, with investors recognizing the attractive opportunity set in the asset class after a challenging period from 2013 to 2015. This rapidly improving sentiment, coupled with an attractive growth and valuation mix, had led to positive asset class flows in seven of the last eight months. Our belief is investors may continue to increase their allocation to the asset class, in light of positive GDP growth and improving return on equity expectations, especially given the moderation in developed market expectations post Brexit. Many investors remain underweight in emerging markets, suggesting the recent performance could continue for multiple quarters. We believe the recent outperformance of pro-cyclical, higher-risk stocks will subside, and an approach which is geared towards consistency and capital protection should outperform over inevitable oscillating periods. In addition, our forward-looking consumer allocation which is designed to perform well, given the economic growth rates, favorable demographics and expanding middle class consumption, should outpace the benchmark over medium to long-term periods.

58	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Emerging Markets Consumer Fund Class A	11.67%	–4.95%
AllianzGI Emerging Markets Consumer Fund Class A (adjusted)	5.53%	–7.85%
AllianzGI Emerging Markets Consumer Fund Institutional Class	12.06%	–4.60%
MSCI Emerging Markets Index	16.78%	–2.19%
Lipper Emerging Markets Funds Average	14.91%	–3.76%

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 8.72% for class A shares and 2.97% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2017. The Fund’s expense ratios net of this reduction are 1.56% for Class A shares and 1.21% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Country Allocation (as of September 30, 2016)

China	21.7%
Korea (Republic of)	18.4%
Taiwan	15.4%
United States	7.2%
South Africa	5.6%
Brazil	4.5%
Hong Kong	4.4%
Thailand	4.2%
Other	13.8%
Cash & Equivalents — Net	4.8%

Annual Report	| September 30, 2016	59

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,121.20	$1,124.10
Expenses Paid During Period	$8.22	$6.37

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,017.25	$1,019.00
Expenses Paid During Period	$7.82	$6.06

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.55% for Class A and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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Annual Report	| September 30, 2016	61

Unaudited

AllianzGI Emerging Markets Debt Fund

For the period of October 1, 2015 through September 30, 2016, as provided by the AllianzGI Emerging Markets Debt Team.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Emerging Markets Debt Fund (the “Fund”) returned 15.39%, outperforming the 40% JPM EMBI Global Diversified, 40% JPM CEMBI Broad Diversified, 20% JPM GBI-EM Diversified (the “benchmark”), which returned 14.60%.

Market Overview

Over the twelve-month period, the emerging markets hard currency sovereign debt universe posted a positive 15.79% return and hard currency corporate debt posted a positive 11.42% return. Relative to the US dollar, local currencies saw a positive performance of 16.52% for the twelve-month period. We maintained conservative positioning in Local Currency Fixed Income (“LCFX”), as outflows persisted in the asset class until July 2016.

Over the twelve-month period, oil prices were high until the post-Brexit summer of 2016. Spreads in the sovereign index compressed through October of 2015 as Brent oil prices rose through the $US50 per barrel (“bbl”) mark. Oil began to recover then dipped below $US30/bbl in February 2016, and emerging market sovereign spreads hit the year’s wides of 5.07%. As oil rallied, spreads tightened by more than 1.80%, closing September 2016 at a positive 3.36%.

Corporate assets mimicked the trading pattern of the sovereigns. The JPMorgan Corporate Emerging Markets Bond Index (“JPM CEMBI”) Broad Diversified hit a wide of 5.11% spread to worst (“STW”) versus US Treasury in February 2016 and closed the twelve-month period at a STW of 3.16%.

The investment grade component of the JPMorgan Emerging Markets Bond Index (“JPM EMBI”) Global Diversified returned 14.04% during the twelve-month period, whereas the high-yield component returned 18.61%. Latin America performed best (+21.82%), followed by Africa (+15.91%), Asia (+13.55%), Europe (+12.14%), and the Middle East (+7.85%).

Commodity exporters outperformed with Venezuela returning 79%, as oil rallied and the government proved willing to service debt despite dwindling reserves. Ecuador returned 44%. Reduced idiosyncratic risks helped countries such as Zambia, which rallied post elections and in advance of a likely International Monetary Fund (“IMF”) package. Argentina, returned 36% post default resolution, raising $16.5 billion (USD) of new debt in April 2016, amidst strong investor demand. Oil producers: Iraq, Cameroon and Kazakhstan each returned in excess of 25%. Brazil gained 23% as Dilma was ousted as President, and the interim Temer government began to institute reforms. Within the benchmark, all countries, except Belize, were positive performers during the twelve-month period.

Emerging markets dropped from investment grade to high-yield (BB+) during the twelve-month period. The commodity down-trade and outflows from emerging markets during 2015 distorted valuations providing opportunities for value investors in 2016. As forced selling abated and inflows, totalling $48.9 billion, to the hard currency asset class returned, prices rallied. Many high-yield holdings, battered throughout the fall of 2014 into 2015, posted strong recoveries in 2016.

During the twelve-month period, options positions were utilized to express views and capture alpha in the momentum, income, arbitrage strategies. Utilizing this positioning we were able to capitalize on distorted valuations in Brazil and Venezuela, as well as arbitrage sovereign positions in Chile, Peru, S. Africa and Turkey. Additionally, CDS is utilized for discrete hedging positions.

Portfolio Review

Throughout volatile trading periods, our flexible approach to investment affords us the greatest ability to generate positive returns across six investment sub-strategies: the sovereign and quasi-sovereign, local currency, corporate credit, arbitrage, income and momentum strategies. This management style provided us with the opportunity to outperform our blended benchmark as well as the returns in the referenced hard currency sovereign and corporate fixed income indices. It is important to note that while a blended benchmark is offered for relative comparison, the Fund is managed on a total return, rather than a benchmark basis.

Within the Fund, all sub-strategies were positive performers. Corporates (+6.72%) led, followed by sovereign/quasi-sovereign holdings (+5.64%), momentum positions (+1.39%), short duration income (+1.35%), LCFX (+0.28%), and arbitrage positions (+0.09%).

Our regional corporate baskets, CEEMEA (Central Eastern Europe, Middle East and Africa), LATAM (Latin American) and Asia, each added between 2.10% and 2.30% to returns. Within CEEMEA, Russia was the best performer as oil rallied and sanctions limited new issue supply. Despite political instability with an attempted coup, Turkey provided the second highest returns in the region. South Africa, Nigeria and Azerbaijan benefited from the oil and commodity rebound in 2016.

Latin American corporates led by energy and commodity names, added 226 basis points to returns. Communication names across all regions in the Fund fared well. Credits in the logistics and transportation sectors detracted from returns.

In Asia, high-yield holdings outperformed. Chinese property developers and Indonesian energy/commodity names were large contributors to returns.

Within our sovereign strategy, LATAM added 258 basis points to returns. Venezuelan positions led as the government repaid the February 2016 bonds we held in the Fund, and made all interest payments on outstanding debt, thereafter. CEEMEA generated 185 basis points, led by the Ivory Coast and Hungary. Asia added 105 basis points to returns, led by Indonesian positions.

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AllianzGI Emerging Markets Debt Fund (cont’d)

Our positions in Vedanta, an Indian metals and mining credit, was our top performer in our momentum strategy followed by holdings in Kazakhstan and Ecopetrol. The income strategy contributed significantly, adding 1.21% to returns, led by options positions in Venezuela and Petrobras positions which combined to add 1.06% to returns.

Arbitrage positions added 0.09% to the Fund’s overall performance.

Outlook

Looking forward, post the US election the 10yr/30yr UST is on the rise, as stimulus spending is anticipated. We continue to believe that a December rate hike is likely. Volatility is likely to result as rising rates and a strong dollar negatively impact emerging markets, whereas stimulus spending benefits emerging markets. Uncertainty is set to continue as NAFTA will undergo scrutiny and a scuttling of the TPP is likely, benefiting Chinese influence in Asian markets. Improving emerging markets growth and low rates in Europe and Japan should keep investors focused on yield product in emerging markets. An active management style is key to capturing alpha in the markets ahead.

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Emerging Markets Debt Fund Class A	15.39%	3.79%
AllianzGI Emerging Markets Debt Fund Class A (adjusted)	11.06%	1.86%
AllianzGI Emerging Markets Debt Fund Class C	14.56%	3.03%
AllianzGI Emerging Markets Debt Fund Class C (adjusted)	13.56%	3.03%
AllianzGI Emerging Markets Debt Fund Class P	15.57%	3.94%
AllianzGI Emerging Markets Debt Fund Institutional Class	15.67%	4.04%
40% JPM EMBI Global Div, 40% JPM CEMBI Broad Div, 20% JPM GBI-EM Div	14.60%	4.04%
Lipper Emerging Market Hard Currency Debt Funds Average	14.59%	3.14%

† The Fund began operations on 9/15/14. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/14.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.85% for Class A shares, 2.59% for Class C shares, and 1.59% for Class P shares and 1.60% shares for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Country Allocation (as of September 30, 2016)

Brazil	8.7%
China	8.3%
India	7.3%
Argentina	5.8%
Russian Federation	5.3%
Turkey	5.0%
South Africa	4.2%
Indonesia	4.0%
Other	46.5%
Cash & Equivalents — Net	4.9%

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AllianzGI Emerging Markets Debt Fund (cont’d)

Moody’s Ratings* (as of September 30, 2016)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,096.80	$1,092.80	$1,097.80	$1,098.60
Expenses Paid During Period	$6.29	$10.20	$5.51	$4.98

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,019.00	$1,015.25	$1,019.75	$1,020.25
Expenses Paid During Period	$6.06	$9.82	$5.30	$4.80

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.95% for Class C, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Unaudited

AllianzGI Emerging Markets Small-Cap Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Jie Wei, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Emerging Markets Small-Cap Fund (the “Fund”) returned 9.54%, underperforming the MSCI Emerging Markets Small-Cap Index (the “benchmark”), which returned 12.65%.

Market Overview

During the twelve-month period, the benchmark was decidedly positive due to an attractive growth and valuation mix, particularly relative to developed markets. Initially, the benchmark rallied nearly 6% in October 2015 as investor sentiment rapidly improved following declines in the four prior months. The exuberance moderated over the last two months of 2015, with concerns of slowing global growth and impact from the Fed’s rate hikes. The new year was met with extreme pessimism, with the asset class declining 12% through the first three weeks of January 2016. Emerging market equities witnessed a sharp turnaround in performance, rallying the last week of the month amid higher energy prices, a weaker dollar and dovish central bank expectations. The asset class oscillated in February 2016 only to see a significant rebound in March resulting in a 10% advance. Performance moderated in April 2016 and was met by declines in May amid rising concerns about the global economy. The positive performance trajectory continued in June following the UK’s decision to leave the European Union, with emerging markets suddenly the bright spot globally. Positive asset flows, improving return on equity and currency strength led to four straight monthly advances from June 2016 to September 2016. During this period, pro-cyclical, higher-risk securities were the chief beneficiaries of the rally. In addition, deep-value stocks were among the top benchmark performers as investors sought bargains in the asset class. Small-cap emerging market stocks trailed their larger-cap counterparts during the twelve-month period, as investors generally reallocated to the bigger, more liquid benchmark names.

Country performance was led by a triple digit rally in Russia, followed by moderate advances in Brazil, Colombia and Indonesia, due in part to the rebound in commodity and energy prices. Conversely, smaller benchmark weights of Egypt, Qatar and Greece were each down double-digits during the twelve-month period. From a sector perspective, nine out of eleven sectors were higher for the benchmark, led by positive results in materials, utilities and financials. The telecommunications services and energy sectors were modestly negative during the twelve-month period.

Portfolio Review

The Fund’s underperformance compared to the benchmark was primarily due to more conservative stock selection and country allocation decisions, particularly given the market preference for lower-quality, higher-risk and deep-value securities, which the Fund is generally underweight.

During the twelve-month period, bottom-up selections in the financials and energy sectors contributed positively to performance, as did a relative underweight allocation to the health care sector. Meanwhile, the materials sector was the primary laggard, due to more conservative stock selection in metals & mining and paper & forest products industries. Selections in the information technology and real estate sectors offset relative results more modestly. From a country standpoint, positive bottom-up selections in China contributed to performance as did a modest overweight allocation to Brazil. Conversely, stock selection in South Korea and Turkey offset performance, as did a relative underweight allocation to South Africa.

Outlook

The expectations for emerging market small-cap equities continue to remain decidedly positive, with investors recognizing the attractive opportunity set in the asset class after a challenging period from 2013 to 2015. This rapidly improving sentiment, coupled with an attractive growth and valuation mix, had led to positive asset class flows in seven of the last eight months. Our belief is investors may continue to increase their allocation to the asset class, in light of positive GDP growth and improving return on equity expectations, especially given the moderation in developed market expectations post the Brexit announcement. Many investors remain underweight emerging markets, suggesting the recent performance could continue for multiple quarters. This is particularly true given the higher alpha potential in the small-cap segment of the asset class. We believe the recent outperformance of pro-cyclical, higher-risk stocks will subside, and an approach which is geared towards consistency and capital protection should outperform over inevitable oscillating periods.

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Emerging Markets Small-Cap Fund Class A	9.54%	1.38%
AllianzGI Emerging Markets Small-Cap Fund Class A (adjusted)	3.51%	–1.71%
AllianzGI Emerging Markets Small-Cap Fund Institutional Class	9.80%	1.68%
MSCI Emerging Markets Small-Cap Index	12.65%	0.07%
Lipper Emerging Markets Funds Average	14.91%	–3.76%

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 8.44% for Class A shares and 6.81% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2017. The Fund’s expense ratios net of this reduction are 1.85% for Class A shares and 1.50% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

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AllianzGI Emerging Markets Small-Cap Fund (cont’d)

Cumulative Returns Through September 30, 2016

Country Allocation (as of September 30, 2016)

Taiwan	19.3%
Korea (Republic of)	19.3%
China	17.4%
India	9.7%
Thailand	6.6%
Hong Kong	4.7%
Poland	2.9%
Brazil	2.6%
Other	13.7%
Cash & Equivalents — Net	3.8%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,076.00	$1,076.70
Expenses Paid During Period	$9.60	$7.79

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,015.75	$1,017.50
Expenses Paid During Period	$9.32	$7.57

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.85% for Class A and 1.50% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Unaudited

AllianzGI Europe Equity Dividend Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Neil Dwane and Joerg de Vries-Hippen, DVFA/CIAA, Co-Portfolio Managers.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Europe Equity Dividend Fund (the “Fund”) returned 8.45%, outperforming the MSCI Europe Total Return (Net) Index (the “benchmark”), which returned 2.49%.

Market Overview

Throughout the twelve-month period, markets experienced significant volatility with several pronounced setbacks followed by subsequent recovery moves. The Fund was able to hold up significantly better during the market setbacks and hold on to these relative gains.

In the fourth quarter of 2015, worsening economic data in the US, persistently negative economic trends in China, the terror attacks in Paris, the looming rate hike in the US and weak commodity prices only temporarily put pressure on equity markets while robust economic data from both the US and Europe and signals from the European Central Bank (“ECB”) of more monetary steps were supporting factors. Markets were then subject to heightened volatility in the first quarter of 2016. Most markets suffered the worst start to a year in decades, amid renewed fears about the slowdown in China and further oil price weakness. The recovery of oil prices, relatively robust US economic data and the People’s Bank of China cutting the RRR stabilized markets towards the end of the first quarter of 2016. Markets registered hefty losses over the course of June 2016 as political tensions grew and investors reacted to the UK’s shocking decision to leave the EU. Hopes for more monetary stimulus by the Bank of England and the Bank of Japan, robust US economic data with a strong labor market report, receding Brexit fears with a new UK prime minister in place earlier than expected, a stabilization of economic data in China and lively merger and acquisition activity subsequently resulted in a recovery.

Portfolio Review

Stock selection was the decisive driver for the Fund’s active performance. Sector structure detracted from performance due to the overweight in telecommunication services and the underweight in materials and information technology. Selection contributed most within the financials, telecommunication services and health care sectors.

During the twelve-month period, the Fund’s largest overweights relative to the benchmark were in the telecommunication services and energy sectors while the largest underweights were in health care, followed by consumer staples. With regard to country exposure, the largest overweights were in the UK and Norway, while the largest underweights were in Switzerland and the Netherlands. Whilst currency exposure was a negative contributor, country positioning more than made up for this, driven by the overweight in the UK and the underweight in Switzerland.

The strongest contributors to performance were the positions in Sunrise Communications (Switzerland), British American Tobacco (UK) and Cembra Money Bank (Switzerland), while the positions in SES (France), Pearson (UK) and CTT-Correios De Portugal (Portugal) were the largest detractors. The stock price of Sunrise Communications gained as concerns about the aggressive appearance of third market participants faded. British American Tobacco significantly outperformed in the aftermath of the Brexit due to its overwhelmingly non-UK business as it was seen as one of the main beneficiaries of a weaker GBP and served as a safe haven within the UK market. Cembra Money Bank, which is a Swiss-based bank mainly providing personal loans and vehicle financing continued to show a strong development in the underlying business.

Outlook

We believe historic low interest rates, temporary surges in capital market volatility and the need for the developed world to lower its debt are all creating a good environment for taking advantage of the benefits offered by dividend strategies—especially in times of financial repression. In a world of overall low growth, the importance of dividends for total returns is even greater.

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AllianzGI Europe Equity Dividend Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Europe Equity Dividend Fund Class A	8.45%	–1.06%
AllianzGI Europe Equity Dividend Fund Class A (adjusted)	2.48%	–4.38%
AllianzGI Europe Equity Dividend Fund Class C	7.70%	–1.77%
AllianzGI Europe Equity Dividend Fund Class C (adjusted)	6.70%	–1.77%
AllianzGI Europe Equity Dividend Fund Class P	8.59%	–0.93%
AllianzGI Europe Equity Dividend Fund Institutional Class	8.73%	–0.82%
MSCI Europe Total Return (Net) Index	2.49%	–2.10%
Lipper European Region Funds Average	2.71%	0.40%

† The Fund began operations on February 2, 2015. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2015.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 9.45% for Class A shares, 9.54% for Class C shares, 9.38% for Class P shares and 8.94% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2017. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Country Allocation (as of September 30, 2016)

United Kingdom	28.7%
France	16.1%
Germany	12.3%
Spain	10.6%
Norway	5.9%
Switzerland	5.8%
Sweden	3.2%
Finland	2.6%
Other	3.8%
Cash & Equivalents — Net	11.0%

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AllianzGI Europe Equity Dividend Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,027.40	$1,023.20	$1,027.50	$1,028.20
Expenses Paid During Period	$6.08	$9.86	$5.32	$4.82

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,019.00	$1,015.25	$1,019.75	$1,020.25
Expenses Paid During Period	$6.06	$9.82	$5.30	$4.80

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.95% for Class C, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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AllianzGI Global Fundamental Strategy Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Neil Dwane, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Global Fundamental Strategy Fund (the “Fund”) returned 8.46%, outperforming the USD Overnight LIBOR (the “benchmark”), which returned 0.34%.

Market Overview

Even though global equities performed strongly over the reporting period, driven by the ongoing accommodative monetary policy of global central banks, January was the worst start to a calendar year in decades. Global markets began a recovery mid-February 2016 and continued through March 2016. US equities rallied strongly over the second quarter of 2016, boosted by better than expected company profits and signs of improvement in the US economy. Global equities suffered more volatility after Brexit at the end of June, but have since rallied. Yields on core government bonds plunged as a result of the UK referendum, with yields in many markets falling to record lows. Improved US economic data for July 2016 and disappointment over a lack of any further central bank stimulus measures caused yields to rise sharply again and by mid-September 2016, 10-year yields in many markets were trading on multi-month highs. Yields fell once more in the latter half of September 2016 when the Fed kept interest rates on hold.

Commodity markets, which had been a cause of concern for months, improved towards the end of June 2016 and continue to stabilize. This has had a knock-on effect on emerging markets which struggled before February 2016, but are now delivering positive returns. Emerging market equities delivered robust returns towards the end of the twelve-month period, with the MSCI Emerging Markets Index touching its highest level in over a year in September 2016. All three regions gained, with Asia leading the advance, followed by Latin America and then Eastern Europe. Emerging market bonds have been performing well since the middle of this twelve-month period. Dollar-denominated bonds outperformed local currency bonds, although both recorded positive returns.

Portfolio Review

The Fund’s main characteristics are income-generation while limiting volatility and it has held onto acquisitions in oil stocks, emerging market equities and emerging market local and hard currency bonds despite adverse market conditions.

The Fund invested in US Treasury Inflation Protected Securities (“TIPS”) to the value of 2.5% of the net asset value. This was against the backdrop of a firming US economy and the tail-risks represented by the corresponding inflation. The Fund also uses futures and options in various ways: To gain exposure to market segments with limited risk exposures (call spreads, put spreads, long/short positions in equity and bond futures) and to manage the overall risk exposure of the Fund (buying put spreads). The Brexit vote did not have an adverse effect on the Fund as significant changes had already been made in April and May 2016 as part of our risk adjustment strategy.

At the end of the twelve-month period, the Fund held 35% in equities, 52% in bonds and 13% in cash and derivatives.

Outlook

To what degree the Brexit decision will affect UK and European growth is unknown. Central banks are being careful not to let Brexit evolve into something serious which affects growth negatively in the long-term. Rising interest rates in the US and UK are currently off the table. We do not believe that the revisions to growth made by economists after Brexit are likely to throw the slow recovery off track.

We will continue to pursue a “barbell strategy”: high-yielding bonds in emerging markets and equities are balanced by safe assets like TIPS in the US and Europe. Our focus also remains on equities in developed markets with a high dividend yield. We consider Asian emerging markets to offer better growth prospects than other markets. We believe that the global economic cycle is moving towards recovery into 2017. With a value-biased investment approach of exposure to equities paying dividends, we believe the Fund is well positioned to take advantage of this upswing.

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AllianzGI Global Fundamental Strategy Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Global Fundamental Strategy Fund Class A	8.46%	3.43%
AllianzGI Global Fundamental Strategy Fund Class A (adjusted)	2.49%	1.65%
AllianzGI Global Fundamental Strategy Fund Class C	7.64%	2.64%
AllianzGI Global Fundamental Strategy Fund Class C (adjusted)	6.64%	2.64%
AllianzGI Global Fundamental Strategy Fund Class P	8.59%	3.58%
AllianzGI Global Fundamental Strategy Fund Institutional Class	8.69%	3.68%
USD Overnight LIBOR	0.34%	0.18%
70% MSCI ACWI, 30% Bloomberg Barclays Global Aggregate Index	11.20%	5.87%
USD Overnight LIBOR + 4%	4.50%	4.33%
Lipper Absolute Return Funds Average	2.48%	1.79%

† The Fund began operations on July 1, 2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on June 30, 2013.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 2.30% for Class A shares, 2.82% for Class C shares, 1.83% for Class P shares and 1.81% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2017. The Fund’s expense ratios net of this reduction are 1.26% for Class A shares, 2.01% for Class C shares, 1.11% for Class P shares and 1.01% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Country Allocation (as of September 30, 2016)

United States	20.2%
Italy	7.2%
United Kingdom	7.0%
Canada	6.4%
Supranational	6.3%
Germany	5.8%
Indonesia	5.0%
Mexico	4.9%
Other	22.8%
Cash & Equivalents — Net (including Options Purchased and Written)	14.4%

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Unaudited

AllianzGI Global Fundamental Strategy Fund (cont’d)

Moody’s Ratings* (as of September 30, 2016)

* As a percentage of fixed-income investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,040.30	$1,036.80	$1,041.40	$1,041.40
Expenses Paid During Period	$6.43	$10.23	$5.66	$5.15

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,018.70	$1,014.95	$1,019.45	$1,019.95
Expenses Paid During Period	$6.36	$10.13	$5.60	$5.10

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class C, 1.11% for Class P and 1.01% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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AllianzGI Global Sustainability Fund

For the period of October 1, 2015 through September 30, 2016, as provided by the Global Equity Team.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Global Sustainability Fund (the “Fund”) returned 13.54%, outperforming the MSCI ACWI (the “benchmark”), which returned 11.96%.

Market Overview

Global equity markets generally rose over the twelve-month period despite lackluster economic growth and volatility spikes due to uncertainty over US interest rates, China, commodities and Brexit.

The twelve-month period began with a strong rally in the fourth quarter of 2015 despite the Fed raising interest rates for the first time since 2006. However, many markets sold off in early 2016 due to fears of a slowdown in China and ongoing oil price weakness. After a steady recovery for the rest of the first half of 2016, markets sold off again in response to Brexit, only to quickly recover as ongoing central bank monetary easing provided liquidity support and caused interest rates to fall even further.

Oil prices also rebounded over the course of the twelve-month period, aided by the announcement that the Organization of the Petroleum Exporting Countries (“OPEC”) had reached a tentative agreement to cut production.

Portfolio Review

The Fund outperformed the benchmark as both stock selection and sector weights made a positive contribution. Stock selection in the industrials and consumer discretionary sectors were the main contributors to performance, with Adidas being the top contributor.

Adidas continued to enjoy strong sales and margin momentum, increasing operating profits 77% in the latest quarter. The company raised guidance for the rest of the 2016 and while we anticipate further operating margin expansion, we have taken some profits after the stock’s very strong performance.

The Fund’s underweight in the financials sector contributed to performance, however this was overshadowed by stock selection as European financial shares saw a renewed bout of selling pressure due to declining interest rates, regulatory pressures and concerns about nonperforming loan exposure at a number of Italian banks.

UBS and Wells Fargo were among the top detractors. While our conviction on UBS has weakened due to slowing private wealth inflows in Asia and capital markets volatility, in the short-term and due to Brexit, the shares look oversold. However, Wells Fargo was removed from the Fund as the recent scandal involving the unauthorised opening of new client accounts reduced our conviction in the quality of management.

Outlook

Although global equities look attractive relative to fixed income, they are broadly fully valued in absolute terms, particularly in the absence of positive earnings momentum. We believe prospective returns are likely to be muted and regional valuations broadly in-line with fundamentals, investors need to look beyond where companies are domiciled and focus instead on owning superior businesses with long term growth prospects independent of the global economic environment.

The performance of the Financial Times Stock Exchange 100 Index (FTSE 100) in the aftermath of Brexit vote is a timely reminder that a company’s country of domicile, or where its shares are listed, is largely irrelevant to investing. Despite the heightened uncertainty associated with Brexit in terms of timing, trade access, freedom of movement, etc., large-cap UK shares have appreciated meaningfully since the referendum. About three quarters of these companies’ revenues are derived from outside the UK and hence benefit from sterling’s depreciation. European, US and Asian companies also have significant exposure outside their home markets. Even purely domestic companies are increasingly impacted by global competitive forces and potential disruption to their business models.

Investing globally also provides important diversification. While both UK and European equities have recovered nicely post-Brexit, year-to-date both the US and Japanese markets have done even better. Additionally, many investment themes, such as demographics, technological innovation and business disruption, are by definition global in their impact. Identifying the winners and avoiding the losers is best achieved if investors can benefit from the broadest investment universe available.

By looking at the global investment universe from the bottom-up, it becomes evident that numerous companies are benefiting from secular growth tailwinds at the industry level despite the sluggish macroeconomic picture. Having a global perspective and deep understanding of company fundamentals and their sector dynamics is imperative in order to appropriately assess risks and capture high conviction alpha opportunities, while at the same time navigate market volatility.

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AllianzGI Global Sustainability Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Global Sustainability Fund Class A	13.54%	3.67%
AllianzGI Global Sustainability Fund Class A (adjusted)	7.30%	0.48%
AllianzGI Global Sustainability Fund Class P	13.67%	3.81%
AllianzGI Global Sustainability Fund Institutional Class	13.77%	3.91%
MSCI ACWI	11.96%	1.86%
Dow Jones Sustainability World Total Return Index	9.92%	–0.71%
Lipper Global Large-Cap Growth Funds Average	10.43%	2.39%

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 13.17% for Class A shares, 6.51% for Class P shares and 6.51% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2017. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Country Allocation (as of September 30, 2016)

United States	50.9%
United Kingdom	13.7%
Germany	9.1%
Japan	5.4%
Spain	4.2%
Switzerland	4.2%
Sweden	3.2%
France	2.6%
Other	3.8%
Cash & Equivalents — Net	2.9%

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AllianzGI Global Sustainability Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,080.70	$1,080.80	$1,081.50
Expenses Paid During Period	$6.24	$5.46	$4.94

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,019.00	$1,019.75	$1,020.25
Expenses Paid During Period	$6.06	$5.30	$4.80

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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AllianzGI Global Water Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Andreas Fruschki, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Global Water Fund (the “Fund”) returned 21.06%, outperforming the S&P Global Water Index (the “benchmark”), which returned 19.54%.

Market Overview

We believe the outlook for water infrastructure investments across the US and globally continue to stand out as highly attractive. The call to address the growing water scarcity and aging water infrastructure within the US has continued to gain wide-spread support and we expect the already notable pick-up in US water infrastructure investments will continue for many years.

Portfolio Review

The performance of water-related stocks, as measured by the benchmark’s absolute performance, was up over the twelve-month period in which the Fund outperformed. The Fund also outperformed the S&P 500 Index and the MSCI World Index during the twelve-month period.

The best performing stocks during the twelve-month period included Xylem, one of our leading US water technology stocks, and Geberit, a leading European water company. American Water Works, the leading US water utility with excellent earnings growth prospects thanks to increased need to upgrade and expand existing water infrastructure, was another top performing stock.

Stocks that detracted from performance during the twelve-month period included Beijing Water, a Chinese water utility which experienced tough performance over the past year. However, China has committed to improving the water quality and investing in water infrastructure over the long term which will be a major tailwind for Beijing Water. Israel Chemicals was another top detractor.

Outlook

Concerns over Europe following Brexit in late June did ease somewhat as no immediate negative effect on the economy was observed. However, we do expect a volatile second half in 2016 as political uncertainty in Europe is not over yet. We also expect most companies will await the outcome on the US elections before committing to new budgets.

We continue to be very positive on the growth outlook for water-related companies and believe that water infrastructure spending will be a bright spot for the foreseeable future, especially as we do not see much growth elsewhere. We believe that the proposal to increase federal funding to address water shortages and aging water infrastructure in the US will have bi-partisan support, regardless of the US Presidential election outcome, which could provide another growth acceleration.

Consumer demand for clean drinking water remains high, especially in the emerging markets where the water infrastructure networks, in most cases, only fulfill very basic needs and still need several rounds of upgrading before clean drinking water is available to the same degree as in developed nations. We estimate this will take decades worth of investments.

Technology starts to play an increasingly important role in water infrastructure, as sensors and data analytics allow for smarter water network operations. We follow this development carefully to make sure the Fund participates in this trend. We continue to focus on bottom-up stock picking and screening for leading players along the water supply chain with products to enhance water supply, improve water efficiency or water quality.

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AllianzGI Global Water Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	5 Year	Since Inception†
AllianzGI Global Water Fund Class A	21.06%	12.70%	5.12%
AllianzGI Global Water Fund Class A (adjusted)	14.40%	11.43%	4.42%
AllianzGI Global Water Fund Class C	20.13%	11.85%	4.32%
AllianzGI Global Water Fund Class C (adjusted)	19.13%	11.85%	4.32%
AllianzGI Global Water Fund Class P	21.37%	12.96%	5.37%
AllianzGI Global Water Fund Institutional Class	21.32%	13.05%	5.45%
MSCI ACWI	11.96%	10.63%	3.90%
S&P Global Water Index	19.54%	13.68%	6.76%
Lipper Global Natural Resources Funds Average	16.17%	–0.18%	–4.77%

† The Fund began operations on March 31, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on March 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s expense ratios are 1.44% for Class A shares, 2.23% for Class C shares 1.16% for Class P shares and 1.17% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Country Allocation (as of September 30, 2016)

United States	36.8%
United Kingdom	19.5%
Switzerland	9.8%
France	9.7%
Austria	4.5%
China	3.3%
Finland	3.3%
Netherlands	3.0%
Other	5.7%
Cash & Equivalents — Net	4.4%

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AllianzGI Global Water Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,089.70	$1,085.90	$1,091.60	$1,091.40
Expenses Paid During Period	$7.94	$11.84	$6.59	$6.48

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,017.40	$1,013.65	$1,018.70	$1,018.80
Expenses Paid During Period	$7.67	$11.43	$6.36	$6.26

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.52% for Class A, 2.27% for Class C, 1.26% for Class P and 1.24% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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AllianzGI High Yield Bond Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI High Yield Bond Fund (the “Fund”) returned 9.08%, underperforming the BofA Merrill Lynch High Yield Master II Index (the “benchmark”), which returned 12.82%.

Market Overview

While the high-yield market trajectory was not linear, the path was higher over the twelve-month period, in relative terms.

The high-yield bond market moved lower in the fourth quarter of 2015, capping the third-worst yearly return on record, only exceeded by 2008 and 2000. 2016 began with a continuation of last year’s downward trend, trading sharply lower into mid-February 2016. Several factors influenced the market during this period; most notably lower commodity prices, technical pressure, negative sentiment, Fed activity, earnings and the dollar, and global economic data.

The markets then turned dramatically higher, experiencing only a brief setback when the UK public voted to exit the European Union, and rallied into the end of September 2016 as investors gravitated toward riskier assets. In fact, high-yield generally outpaced equity returns and September 2016 marked the eighth consecutive month of positive returns for the market, as investors sought to take advantage of attractive valuations and a compelling total return profile.

Evidence of the influence of the risk-on trade was apparent when examining the returns for bonds by their credit ratings within the high-yield asset class. The lowest quality, most distressed issues substantially outperformed higher quality bonds. Although a supportive fundamental backdrop centered on better than feared corporate earnings and improving credit metrics bolstered demand for high-yield bonds. The outperformance of CCC-rated bonds was in part technically driven because of their oversold nature exiting the first quarter of 2016.

Overall, the trend in US economic data reinforced the favorable credit conditions for high-yield bonds.

The Fed stayed on the sidelines and this cautious trend helped to boost confidence that they are, and will be, slow to act. This accommodation was beneficial to the sentiment among the investment community for equities and below-investment-grade debt. Outside of the US, the central banks added various measures to stimulate their respective economies.

Finally, improving industry dynamics helped lift the price of crude oil and aided in the stabilization of other commodity prices. This had a positive impact on many energy and materials companies.

Portfolio Review

The Fund gained along with the market for the twelve-month period, but performance lagged the benchmark. Commodity related issuers were the strongest performers during the twelve-month period, but strength was broad-based. An underweight in CCC-rated bonds held back relative returns as the lowest quality, most distressed bonds continued to outperform.

Industry allocations that helped relative performance of the Fund during the twelve-month period included technology, chemicals and utilities. All three industries exhibited positive issue selection. An overweight in both technology and chemicals, and an underweight in utilities was also beneficial.

Industry allocations that hurt relative performance during the twelve-month period included energy, metals/mining ex steel and theaters & entertainment. Underweights and lower returns in both energy and metals/mining ex steel detracted. In theaters & entertainment, an overweight and issue selection hindered relative performance.

Outlook

Among fixed-income alternatives, we believe high-yield bonds should return to their historical norm as a contributor from both a diversification and a relative performance perspective. We believe interest rates will have a negligible impact on the high-yield market given the relative average spread and dollar market price today. The Fed path, earnings trends, commodity prices and global growth will all influence the outlook.

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AllianzGI High Yield Bond Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI High Yield Bond Fund Class A	9.08%	6.52%	6.68%	7.30%
AllianzGI High Yield Bond Fund Class A (adjusted)	4.99%	5.71%	6.27%	7.10%
AllianzGI High Yield Bond Fund Class C	8.32%	5.72%	5.91%	6.51%
AllianzGI High Yield Bond Fund Class C (adjusted)	7.32%	5.72%	5.91%	6.51%
AllianzGI High Yield Bond Fund Class R	8.62%	6.08%	6.34%	7.00%
AllianzGI High Yield Bond Fund Class P	9.31%	6.78%	6.90%	7.49%
AllianzGI High Yield Bond Fund Institutional Class	9.41%	6.85%	7.10%	7.77%
AllianzGI High Yield Bond Fund Administrative Class	8.97%	6.36%	6.61%	7.27%
BofA Merrill Lynch High Yield Master II Index	12.82%	8.24%	7.59%	7.20%
Lipper High Yield Funds Average	9.32%	7.05%	6.19%	6.22%

† The Fund began operations on July 31, 1996. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on July 31, 1996.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s expense ratios are 1.03% for Class A shares, 1.68% for Class C shares, 1.46% for Class R shares, 0.64% for Class P shares, 0.63% for Institutional Class shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Industry Allocation (as of September 30, 2016)

Telecommunications	11.2%
Oil, Gas & Consumable Fuels	7.9%
Media	7.9%
Software	5.5%
Diversified Financial Services	5.1%
Commercial Services	4.9%
Healthcare-Services	4.9%
Semiconductors	3.6%
Other	45.6%
Cash & Equivalents — Net	3.4%

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AllianzGI High Yield Bond Fund (cont’d)

S&P Ratings* (as of September 30, 2016)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,097.20	$1,092.20	$1,095.40	$1,097.80	$1,097.40	$1,094.80
Expenses Paid During Period	$5.14	$9.05	$6.23	$3.46	$3.46	$6.13

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,020.10	$1,016.35	$1,019.05	$1,021.70	$1,021.70	$1,019.15
Expenses Paid During Period	$4.95	$8.72	$6.01	$3.34	$3.34	$5.91

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.98% for Class A, 1.73% for Class C, 1.19% for Class R, 0.66% for Class P, 0.66% for Institutional Class and 1.17% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366.

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AllianzGI International Growth Fund

For the period of October 1, 2015 through September 30, 2016, as provided by the Europe Equity Growth Team.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI International Growth Fund (the “Fund”) returned 16.97%, outperforming the MSCI ACWI ex USA Index (the “benchmark”), which returned 9.26%.

Market Overview

Global stock markets performed well during the twelve-month period, although the twelve months were volatile. The fourth quarter of 2015 was positive across all regions. Markets were confident and shrugged off bad news, such as the IMF’s cut of global growth forecast to 3.1% in 2015 and to 3.6% in 2016. The ECB extended its quantitative easing program and the Fed confirmed its interest rate hike plans. Global equities suffered a volatile start to 2016, as renewed fears about a slowdown in China and a further decline in oil prices initially led to a sell-off. Many equity markets subsequently recovered these losses, helped in part by a recovery in oil prices. Brexit led to further volatility at the end of the second quarter of 2016. At a regional level, Japanese and euro-zone equities fell in local currency terms, while the UK, US and emerging markets rallied. Global equities rallied over the third quarter of 2016. Signs of improvement in China’s economy supported share prices. Investors rotated into more cyclical stocks.

Portfolio Review

The strong outperformance of the Fund was generated by stock selection, particularly in the health care sector. Stock selection also resulted in a positive contribution of sector allocation through the overweight allocation of information technology and the underweight allocation of financials. Our approach to stock selection requires a company to possess a business model resilient to market and cyclical swings thanks to structural growth drivers spanning periods longer than a market cycle.

With respect to individual stocks, the positions in Ambu, Infineon and Keyence were the best contributors to performance on both an absolute and relative basis. Nippon Paint, Hexagon and Sundrug were also additive to performance during the twelve-month period

Conversely, shares of Novo Nordisk, Ingenico and Hugo Boss detracted from relative performance and underwent a period of share-price correction. Hexpol and Richemont also underperformed.

During the twelve-month period, the largest positions newly built were Alimentation Couche, Baidu, Ingenico, Scout24 and Hoshizaki. The most important positions sold were Hugo Boss, UBS, SMC, Schneider Electric and AkzoNobel.

Outlook

We believe we are likely to remain in a relatively low beta return environment, as we see stock picking alpha becoming increasingly vital to investors total return, unlike during 2012-2014 where it was sufficient to “buy the market” due to depressed market multiples. Recent equity market volatility being largely driven by top down factors as the market continues to focus on the near term, is likely to remain high but has created inefficiencies which we are looking to exploit through our disciplined long term structural growth orientated process.

At a broader market level, the earnings picture remains mixed, with second quarter 2016 earnings being better than feared. This should be placed in context with significant downgrades coming into the earnings season, as we continue to remain in an earnings downgrade cycle.

The European earnings growth consensus for 2016 now stands at -1.7% (down from 8% in January 2016), although many of these downgrades are attributed to banks, where we remain significantly underweight due to structural pressures affecting the industry.

While this lack of market earnings growth, and key upcoming political events, creates uncertainty at a broader market level, the earnings profile of the Fund remains much clearer. Our focus on companies demonstrating visible, sustainable earnings growth, independent of the economic cycle, ensures our Fund displays far less earning volatility than the broader market, with the earnings delta to the market actually being widest during such periods of low global growth, as we are currently witnessing.

Therefore despite an uncertain macro picture, we remain confident of our alpha potential in this environment.

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI International Growth Fund Class A	16.97%	6.02%
AllianzGI International Growth Fund Class A (adjusted)	10.53%	2.47%
AllianzGI International Growth Fund Institutional Class	17.34%	6.32%
MSCI ACWI ex USA Index	9.26%	–0.35%
MSCI ACWI ex USA Growth Index	11.50%	2.25%
Lipper International Multi-Cap Growth Funds Average	8.30%	1.99%

† The Fund began operations on February 2, 2015. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2015.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A Shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 5.94% for Class A shares and 5.71% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2017. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

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AllianzGI International Growth Fund (cont’d)

Cumulative Returns Through September 30, 2016

Country Allocation (as of September 30, 2016)

United Kingdom	14.8%
Germany	11.3%
Denmark	10.3%
Sweden	9.0%
Japan	8.9%
Canada	8.7%
Brazil	4.9%
France	4.6%
Other	26.6%
Cash & Equivalents — Net	0.9%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,080.50	$1,082.70
Expenses Paid During Period	$6.24	$4.95

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,019.00	$1,020.25
Expenses Paid During Period	$6.06	$4.80

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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AllianzGI International Small-Cap Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Andrew Neville, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI International Small-Cap Fund (the “Fund”) returned 5.07% underperforming the MSCI World ex USA Small Cap Index (the “benchmark”), which returned 13.50%.

Market Overview

In a volatile period, international smaller companies achieved further absolute gains. Asian smaller companies registered the strongest gains followed by Japanese smaller companies. European smaller companies were relative laggards, but still achieved solid positive returns.

Supported by expectations of further supportive monetary policy and robust economic data from both the US and Europe, markets trended higher despite the terror attacks in Paris and weak commodity prices over the course of the fourth quarter of 2015. However, in December 2015, the ECB dashed hopes for extreme dovishness. OPEC failed to agree on an oil production ceiling and the oil price slumped to an eleven year low. The month also marked the start of divergence in global monetary policy. In the US, the Fed judged that conditions justified “lift-off” in interest rates after nearly a decade, but stressed that future increases would be “gradual”. Going into 2016, most markets suffered the worst start to a year in decades, amid renewed fears about the slowdown in China, further oil price weakness and gathering concern that the US was entering a recession. There were signs that commodity prices may be stabilizing, as well as further central bank stimulus, which helped markets to recover in mid-February 2016. Markets registered hefty losses over the course of June 2016, as political tensions grew and investors reacted to Brexit. Hopes for more monetary stimulus by the Bank of England and the Bank of Japan, robust US economic data with a strong labor market report, receding Brexit fears with a new UK prime minister in place earlier than expected, a stabilization of economic data in China and lively merger and acquisition activity subsequently resulted in a recovery.

Portfolio Review

Stock selection was the main driver of the Fund’s relative underperformance. All three regional sleeves in the Fund considerably lagged versus their regional markets. With significant volatility in style performance, the positive growth and quality tilt of the Fund was a drag on performance. Most notably, some of the Fund’s longer term outperformers suffered from heavy profit taking. A number of portfolio holdings which missed expectations in the first quarter of 2016 were punished severely.

During the twelve-month period, the Fund’s largest overweights relative to the benchmark were in the consumer discretionary, information technology and industrials sectors while the largest underweights were in financials followed by materials and energy. Geographically the largest overweights were in France and China, while the largest underweights were in Canada and the UK.

The strongest stock contributors to performance were the positions in Lion Corp (Japan), Sartorius Stedim Biotech (France) and Gameloft (France), while the positions in Betsson (Sweden), Permanent TSB (Ireland) and Spotless Group (Australia) were the largest detractors. Betsson, an online gaming operator, presented weak revenues for the first quarter of 2016 leading to lowered expectations. Mortgage bank Permanent TSB was hit by regulatory costs, negative deposit rates and the delayed disposal of their UK legacy business. Spotless, a service provider focusing on facility management, suffered due to unexpected one off write downs and worse than expected margin trends.

Outlook

We continue to focus on those companies with strong business models which can grow better than the market. We believe that global growth is slowing and low, both of which favor companies that can generate growth from their own cash resources without relying on the economy. When the market starts to re-focus on actual company fundamentals, we expect the stock prices of these companies to return to their past strength.

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AllianzGI International Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Small-Cap Fund Class A	5.07%	11.05%	6.06%	11.62%
AllianzGI International Small-Cap Fund Class A (adjusted)	–0.71%	9.80%	5.46%	11.29%
AllianzGI International Small-Cap Fund Class C	4.30%	10.22%	5.27%	10.79%
AllianzGI International Small-Cap Fund Class C (adjusted)	3.31%	10.22%	5.27%	10.79%
AllianzGI International Small-Cap Fund Class R	4.81%	10.77%	5.79%	11.35%
AllianzGI International Small-Cap Fund Class P	5.25%	11.23%	6.29%	11.94%
AllianzGI International Small-Cap Fund Institutional Class	5.31%	11.33%	6.41%	12.04%
AllianzGI International Small-Cap Fund Class R6	5.43%	11.44%	6.52%	12.15%
MSCI World ex USA Small Cap Index	13.50%	9.72%	4.11%	7.54%
MSCI EAFE Small Cap Index	12.33%	11.07%	4.39%	7.62%
Lipper International Small/Mid-Cap Growth Funds Average	9.66%	10.35%	5.04%	8.46%

† The Fund began operations on December 31, 1997. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 1997.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.63% for Class A shares, 2.42% for Class C shares, 2.09% for Class R shares, 1.37% for Class P shares, 1.39% for Institutional Class shares and 1.36% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2017. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.19% for Class C shares, 1.70% for Class R shares, 1.28% for Class P shares, 1.21% for Institutional Class shares and 1.11% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Country Allocation (as of September 30, 2016)

Japan	32.6%
United Kingdom	9.8%
Sweden	8.5%
France	8.3%
Australia	4.4%
Switzerland	3.9%
Netherlands	3.9%
Germany	3.6%
Other	22.4%
Cash & Equivalents — Net	2.6%

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AllianzGI International Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,040.30	$1,036.50	$1,039.00	$1,041.20	$1,041.50	$1,042.30
Expenses Paid During Period	$7.40	$11.15	$8.67	$6.53	$6.18	$5.67

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,017.75	$1,014.05	$1,016.50	$1,018.60	$1,018.95	$1,019.45
Expenses Paid During Period	$7.31	$11.03	$8.57	$6.46	$6.11	$5.60

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.45% for Class A, 2.19% for Class C, 1.70% for Class R, 1.28% for Class P, 1.21% for Institutional Class and 1.11% for Class R6), multiplied by the average account value over the period, multiplied by 183/366.

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AllianzGI Micro Cap Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Micro Cap Fund (the “Fund”) returned 11.47%, outperforming the Russell Microcap Growth Index (the “benchmark”), which returned 10.27%.

Market Overview

US stocks ended the twelve-month period near all-time highs and proved resilient given the headwinds the market faced including overseas macro concerns, US monetary policy uncertainty, fluctuating commodity prices and treasury yields, and global equity and currency volatility.

Initially, stocks rallied on fading October 2015 rate hike expectations and dovish comments from the ECB. The market’s advance slowed in November 2015 and stocks succumbed to selling pressure in December. Sentiment fluctuated over this period as investors grappled with episodes of equity volatility and sharp declines in commodity prices.

The first quarter of 2016 was a tale of two halves with US stocks plummeting at the year’s onset before rebounding sharply to end the qaurter mixed. The strength of the advance was notable and propelled select US indices to a positive close in March 2016. Focused on Chinese economic growth, recession fears in the US and slumping energy prices, investors initially sought safety and fled risk assets. In the second half of the first quarter, stocks staged a remarkable recovery as angst around the aforementioned concerns faded. The split performance of equities correlated closely with the price of crude oil, which also bottomed mid-quarter.

In the second quarter of 2016, with each month, broad-based indices traded in wider price bands than the previous. This trend culminated with a surge in equity volatility and a sell-off in global stock markets that coincided with Brexit and its surprising outcome in June 2016. However, sentiment shifted abruptly and stocks rebounded sharply, reversing nearly the entire two-day decline over the following three days to close the second quarter in the green.

The US stock market rally strengthened in the final quarter of the twelve-month period with the S&P 500 Index and NASDAQ Composite Index recording new all-time highs. The Fed maintained a modestly accommodative stance, keeping interest rates unchanged and communicating scaled down expectations for future interest rate hikes. Separately, profit growth was generally better than expected during the twelve-month period against low expectations, while management outlooks and guidance for the remainder of the year were largely encouraging. Outside of the US, central banks announced new aggressive policy changes, and economically, US data was encouraging.

Against this backdrop, the Russell 1000 Growth Index returned 13.76% and underperformed the Russell 2000 Index, which returned 15.47%. Within the micro-cap universe, growth oriented stocks trailed value oriented stocks. Specific to the benchmark, sector performance was predominantly positive. Materials, consumer staples, and industrials were the strongest performing sectors. In contrast, the energy sector declined the most, followed by health care and real estate.

Portfolio Review

The Fund outperformed its benchmark over the twelve-month period. From an attribution perspective, security selection drove relative outperformance whereas asset weighting effects had a negative impact. For example, stock picking was positive in the health care sector, followed by energy and telecommunications services. Conversely, security selection in the materials, financials, and consumer discretionary sectors detracted. Separately, an overweight in energy hurt relative performance but was offset by an underweight in health care which helped relative performance.

Outlook

The US election and other global macro related headlines could result in episodes of heightened volatility, but positive fundamental factors should support returns over the long term. Investors would be prudent to take advantage of bouts of volatility. In addition, small-cap growth equities continue to exhibit attractive risk reward profiles. Despite stress in select segments of the market, including energy and materials, balance sheets are healthy, relative valuations are attractive and we believe earnings growth potential relative to large-cap stocks is meaningful. Moreover, net profit margins for small-caps remain below historical highs and are significantly lower than their large-cap counterparts. We believe these factors should support small-cap growth returns going forward.

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AllianzGI Micro Cap Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Micro Cap Fund Class A	11.47%	18.51%	7.85%	11.12%
AllianzGI Micro Cap Fund Class A (adjusted)	5.34%	17.17%	7.24%	10.82%
AllianzGI Micro Cap Fund Class P	11.50%	18.65%	8.04%	11.34%
AllianzGI Micro Cap Fund Institutional Class	11.53%	18.71%	8.12%	11.44%
Russell Microcap Growth Index	10.27%	16.06%	6.20%	6.50%
Lipper Small-Cap Growth Funds Average	9.89%	14.33%	7.53%	8.85%

† The Fund began operations on July 12, 1995. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on June 30, 1995.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 2.07% for Class A shares, 1.80% for Class P shares and 1.80% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least January 31, 2017. The Fund’s expense ratios net of this reduction are 1.62% for Class A shares, 1.54% for Class P shares and 1.54% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Industry Allocation (as of September 30, 2016)

Biotechnology	10.8%
Health Care Equipment & Supplies	9.0%
Internet Software & Services	8.6%
Pharmaceuticals	5.5%
Semiconductors & Semiconductor Equipment	4.8%
Health Care Providers & Services	4.4%
Banks	3.6%
Machinery	3.4%
Other	48.0%
Cash & Equivalents-Net	1.9%

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AllianzGI Micro Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,171.80	$1,172.70	$1,172.70
Expenses Paid During Period	$8.80	$8.36	$8.36

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,016.90	$1,017.30	$1,017.30
Expenses Paid During Period	$8.17	$7.77	$7.77

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.62% for Class A, 1.54% for Class P and 1.54% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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AllianzGI Multi-Asset Real Return Fund

For the period of October 1, 2015 through September 30, 2016, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Multi-Asset Real Return Fund (the “Fund”) returned 8.74%, outperforming the Bloomberg Barclays US Government Inflation-Linked Bond Index (the “benchmark”), which returned 7.01%.

Market Overview

Global economic growth and inflation remained subdued during the twelve-month period, while real bond yields fell. In the US, despite having raised the policy rate initially in December 2015, the Fed remained on hold and consistently revised down its growth forecast. Looking across developed markets, the US experienced policy uncertainty and inconsistent economic growth, Europe was plagued by political uncertainty surrounding Brexit and Japan grappled with challenges related to the effectiveness of monetary and fiscal policy. Meanwhile, in emerging markets, many countries made progress on structural reforms and both equities and bonds were among the best performing asset classes for the twelve-month period. Across asset classes, performance also stood out for US REITs and high-yield bonds.

Global stocks gained 11.96%, as measured by the MSCI ACWI and US bonds gained 5.19%, as measured by the Bloomberg Barclays US Aggregate Bond Index for the twelve-month period. US stocks outperformed Europe and Japan gaining 15.43% (in yen terms), as measured by the S&P 500 Index. However, emerging market equities had an even more pronounced gain of 16.78% for the twelve-month period, as measured by the MSCI Emerging Market Index (in USD terms). Performance, however, may be misleading since markets experienced several spikes in volatility that affected intra-period returns. Risk assets globally, including equities, endured at least two notable sell-offs before rebounding and ultimately gaining for the twelve-month period. For example, beginning in late 2015, concerns about an economic slowdown in China combined with plunging oil prices and fears about the impact of negative interest rates contributed to US stocks losing 11.75% from late December 2015 through mid-February 2016 before regaining 15.42% by April 20, 2016. In the aftermath of Brexit in late June 2016, stocks similarly plunged, although the magnitude was smaller in the US. Additionally, in the immediate aftermath, the S&P 500 Index fell 5.34% on June 23, 2016 before rebounding 8.87% in roughly the next four weeks.

Portfolio Review

Additive selection effects in commodities and commodity equities largely explain outperformance over the twelve-month period. Opportunistic allocations, mostly to various credit market segments such as emerging market debt, investment grade and high-yield debt also added value. Conversely, allocations to TIPS and REITs detracted from performance.

Outlook

In our view, politics will continue to be an increasingly important influence on global markets during the next twelve months, especially in light of the US presidential and congressional elections, a referendum and elections in Italy and Spain, and the ongoing Brexit process. We believe these events will likely prompt uncertainty and could directly impact asset prices and returns. Besides politics, questions regarding the effectiveness of unconventional and unprecedented monetary policies have become more pervasive and represent another source of uncertainty. The key question of whether prolonged monetary policy accommodation can serve as a catalyst for sustainable economic growth remains unanswered.

In an environment dominated by uncertainty, we believe that global growth will remain low and central banks will continue to suppress yield curves. As such, we believe returns will likely be driven by investors’ ability and willingness to have exposure to risk-assets. For the foreseeable future at least, attractive opportunities can be found in opportunistic asset classes, including emerging market bonds and high-yield bonds.

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AllianzGI Multi-Asset Real Return Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Multi-Asset Real Return Fund Class A	8.74%	–1.00%
AllianzGI Multi-Asset Real Return Fund Class A (adjusted)	2.76%	–2.47%
AllianzGI Multi-Asset Real Return Fund Class C	7.90%	–1.72%
AllianzGI Multi-Asset Real Return Fund Class C (adjusted)	6.90%	–1.72%
AllianzGI Multi-Asset Real Return Fund Class P	8.93%	–0.85%
AllianzGI Multi-Asset Real Return Fund Institutional Class	9.04%	–0.75%
Bloomberg Barclays US Government Inflation-Linked Bond Index	7.01%	0.03%
Custom Real Asset Benchmark*	9.07%	–0.85%
Lipper Alternative Global Macro Funds Average	5.31%	1.48%

† The Fund began operations on December 17, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2012.

* The Custom Real Asset Benchmark is comprised of 25% Dow Jones UBS Commodity Total Return Index, 25% MSCI World Real Estate Index, 25% Bloomberg Barclays US Government Inflation-Linked Bond Index, 6.25% DAX Global Agribusiness Index, 7.5% MSCI World Energy Index, 6.25% MSCI World Materials Index and 5% MSCI ACWI Industrials (equal-weighted) Index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 5.76% for Class A shares, 6.33% for Class C shares, 5.42% for Class P shares and 5.34% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2017. The Fund’s expense ratios net of this reduction are 1.28% for Class A shares, 2.03% for Class C shares, 1.13% for Class P shares and 1.03% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Asset Allocation (as of September 30, 2016)

Mutual Funds	50.4%
Common Stock	26.9%
Exchange-Traded Funds	18.5%
Cash & Equivalents — Net	4.2%

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AllianzGI Multi-Asset Real Return Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,082.30	$1,077.80	$1,083.50	$1,084.10
Expenses Paid During Period	$4.42	$8.31	$3.65	$3.13

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,020.75	$1,017.00	$1,021.50	$1,022.00
Expenses Paid During Period	$4.29	$8.07	$3.54	$3.03

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.85% for Class A, 1.60% for Class C, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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AllianzGI NFJ Emerging Markets Value Fund

For the period of October 1, 2015 through September 30, 2016, as provided by the NFJ Investment Team.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI NFJ Emerging Markets Value Fund (the “Fund’) returned 19.65%, outperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 16.78%.

Market Overview

Though international equities generally delivered strong total returns over the reporting period, the weakest results stemmed from developed market countries. The MSCI EAFE Index rose 6.52% while the benchmark appreciated 16.78% for the twelve-month period. Smaller capitalization stocks also performed well, with the MSCI World ex USA Small Cap Index gaining 13.50%. The value investing style continued to face headwinds, and within the developing equity market space value stocks (as measured by the MSCI Emerging Markets Value Index), underperformed growth stocks (as measured by the MSCI Emerging Markets Growth Index), by more than four percentage points. Within the benchmark, some of the strongest returns were realized by Brazil and Indonesia, both countries rose over 50% over the twelve-month period. Russia (25.6%), as well as countries in the Asia/Pacific region, including Taiwan (23.8%), South Korea (21.9%) and Thailand (21.3%), also performed well. Absolute returns for China (13.2%) were strong, but the country failed to exceed the overall benchmark’s total return. India also posed a more moderated 6.2% gain. Just five of the 23 countries in the benchmark delivered a negative total return over the twelve-month period: Greece, Poland, the Czech Republic, Qatar and Mexico. Information technology names in the benchmark rose over 33%, followed by double-digit gains from the energy, materials, financials, consumer discretionary and consumer staples sectors. Investors shifted from favoring more defensive and bond-proxy-like equities to driving up returns among more cyclical sectors by the third quarter of 2016. Real Estate (0.0%), industrials (1.5%) and telecommunication services (2.6%) equities posted the poorest returns within the benchmark.

Portfolio Review

Relative outperformance over the twelve-month period was due to positive stock selection, country allocations and sector allocations, albeit to a lesser degree. Selection across the consumer discretionary, financials and health care sectors aided returns, and gains were only somewhat offset by holdings in the information technology sector, which failed to keep pace with benchmark shares. The Fund’s underweight exposures in telecommunications services and consumer staples contributed to performance results. An underweight in the information technology sector and an overweight in the health care sector detracted from the Fund’s relative returns. Country allocations were positive due to the Fund’s overweight positions in Hong Kong and Brazil, as well as underweight exposures in South Africa and Greece. This was only somewhat offset by an underweight in Indonesia and overweight in the Czech Republic, which dampened relative results.

Outlook

Central banks around the world have been doing everything in their power to reinvigorate their respective economies and ensure confidence in the market. However, even as we have seen the global monetary base rise at a brisk pace, global equities have been moving sideways for the past two years and bond spreads have widened. As a result, it would be logical to say that more quantitative easing no longer translates into booming risky asset pricing. At NFJ Investment Group, we have always focused on building a portfolio of high quality, dividend-paying companies that trade at low valuation multiples. In today’s market, macro events are having an increasing impact on individual stock returns. Our firm still strongly believes in building a portfolio with a bottom-up approach based on buying shares in companies that trade at low price-to-earnings ratios relative to their peers. We will be keen to monitor macroeconomic and geopolitical forces as they unfold, yet those issues will be secondary to our time-tested, value-driven approach.

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI NFJ Emerging Markets Value Fund Class A	19.65%	2.29%
AllianzGI NFJ Emerging Markets Value Fund Class A (adjusted)	13.07%	0.77%
AllianzGI NFJ Emerging Markets Value Fund Class C	18.80%	1.53%
AllianzGI NFJ Emerging Markets Value Fund Class C (adjusted)	17.80%	1.53%
AllianzGI NFJ Emerging Markets Value Fund Class P	19.85%	2.47%
AllianzGI NFJ Emerging Markets Value Fund Institutional Class	19.95%	2.55%
MSCI Emerging Markets Index	16.78%	–1.37%
Lipper Emerging Markets Funds Average	14.91%	–1.24%

† The Fund began operations on December 18, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 6.40% for Class A shares, 7.24% for Class C shares, 5.72% for Class P shares and 5.78% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2017. The Fund’s expense ratios net of this reduction are 1.34% for Class A shares, 2.09% for Class C shares, 1.18% for Class P shares and 1.09% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

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AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Cumulative Returns Through September 30, 2016

Country Allocation (as of September 30, 2016)

China	22.8%
Taiwan	13.0%
Korea (Republic of)	11.9%
India	8.8%
Brazil	7.5%
South Africa	4.1%
Mexico	4.1%
Malaysia	3.8%
Other	16.7%
Cash & Equivalents — Net	7.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,139.60	$1,135.40	$1,140.90	$1,141.30
Expenses Paid During Period	$7.17	$11.16	$6.32	$5.84

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,018.30	$1,014.55	$1,019.10	$1,019.55
Expenses Paid During Period	$6.76	$10.53	$5.96	$5.50

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.34% for Class A, 2.09% for Class C, 1.18% for Class P and 1.09% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	| September 30, 2016	103

Unaudited

AllianzGI NFJ Global Dividend Value Fund

For the period of October 1, 2015 through September 30, 2016, as provided by the NFJ Investment Team.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI NFJ Global Dividend Value Fund (the “Fund”) returned 7.18%, underperforming the MSCI ACWI (the “benchmark”), which returned 11.96%.

Market Overview

US equities performed well over the twelve-month period, gaining 15.43%, as measured by the S&P 500 Index. Though international stocks also generally delivered strong total returns, the weakest results stemmed from developed market countries. The MSCI EAFE Index rose 6.52% while the MSCI Emerging Markets Index appreciated 16.78% over the twelve-month period. The benchmark appreciated at a more moderate pace of 11.96%. Within the benchmark, some of the strongest returns were realized by emerging countries such as Brazil (58.0%), Indonesia (53.9%), Taiwan (23.8%) and South Korea (21.9%). Countries in the Asia/Pacific region, including Australia (23.8%) and Hong Kong (19.1%) also performed well. Absolute and relative returns for Canada (15.3%), the US (15.1%), China (13.2%) and Japan (12.4%) were also robust. Europe posed more subdued returns, with Germany up 9.9% and the UK gaining just 1.7%. Ten of 45 countries in the benchmark delivered a negative total return over the twelve-month period, led by declines from Greece, Italy, Poland, the Czech Republic and Israel. The materials sector in the benchmark rose almost 25% as commodities exhibited signs of stabilization, followed by double-digit gains from the information technology, energy, industrials and consumer staples sectors. Over the twelve-month period, investors shifted from favoring more defensive and bond-proxy-like equities to driving up returns among more cyclical sectors by the third quarter of 2016. Real Estate (-0.4%), financials (4.7%) and health care (5.9%) names posted the poorest returns within the benchmark.

Portfolio Review

Relative underperformance over the twelve-month period was due to negative stock selection, which was only somewhat offset by positive country and sector allocations. Selection across the health care and financials sectors aided returns, but gains were offset by holdings in the consumer discretionary and materials sectors, which failed to keep pace with benchmark shares. The Fund’s overweight exposures in the energy and information technology sectors contributed to performance results. Conversely, an underweight in materials detracted from the Fund’s relative returns. Country allocations were positive due to the Fund’s underweight exposures in Japan and Italy, as well as overweight positions in the UK and Indonesia. This was only somewhat offset by an overweight in Spain and underweight in the US, which dampened relative results.

Outlook

Central banks around the world have been doing everything in their power to reinvigorate their respective economies and ensure confidence in the market. However, even as we have seen the global monetary base rise at a brisk pace, global equities have been moving sideways for the past two years and bond spreads have widened. As a result, in our view, it would be logical to say that more quantitative easing no longer translates into booming risky asset pricing. At NFJ Investment Group, we have always focused on building a portfolio of high quality, dividend-paying companies that trade at low valuation multiples. In today’s market, macro events are having an increasing impact on individual stock returns. Our firm still strongly believes in building a portfolio with a bottom-up approach based on buying shares in companies that trade at low price-to-earnings ratios relative to their peers. We will be keen to monitor macroeconomic and geopolitical forces as they unfold, yet those issues will be secondary to our time-tested, value-driven approach.

Average Annual Total Return for the period ended September 30, 2016

	1 Year	5 Year	Since Inception†
AllianzGI NFJ Global Dividend Value Fund Class A	7.18%	7.80%	7.64%
AllianzGI NFJ Global Dividend Value Fund Class A (adjusted)	1.29%	6.59%	6.81%
AllianzGI NFJ Global Dividend Value Fund Class C	6.37%	6.95%	6.82%
AllianzGI NFJ Global Dividend Value Fund Class C (adjusted)	5.46%	6.95%	6.82%
AllianzGI NFJ Global Dividend Value Fund Class P	7.35%	7.98%	7.84%
AllianzGI NFJ Global Dividend Value Fund Institutional Class	7.42%	8.07%	7.93%
MSCI ACWI	11.96%	10.63%	9.94%
Lipper Global Equity Income Funds Average	10.84%	8.95%	9.00%

† The Fund began operations on June 26, 2009. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on June 30, 2009.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.72% for Class A shares, 2.56% for Class C shares, 1.44% for Class P shares and 1.40% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least March 31, 2017. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.89% for Class C shares, 0.94% for Class P shares and 0.85% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

104	September 30, 2016 |	Annual Report

Unaudited

AllianzGI NFJ Global Dividend Value Fund (cont’d)

Cumulative Returns Through September 30, 2016

Country Allocation (as of September 30, 2016)

United States	52.4%
United Kingdom	14.4%
China	4.0%
Germany	3.9%
Japan	3.9%
Chile	2.2%
Norway	2.1%
Indonesia	2.1%
Other	14.0%
Cash & Equivalents — Net	1.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,032.70	$1,029.10	$1,033.90	$1,034.20
Expenses Paid During Period	$5.59	$9.59	$4.78	$4.32

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,019.50	$1,015.55	$1,020.30	$1,020.75
Expenses Paid During Period	$5.55	$9.52	$4.75	$4.29

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.10% for Class A, 1.89% for Class C, 0.94% for Class P and 0.85% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	| September 30, 2016	105

Unaudited

AllianzGI NFJ International Small-Cap Value Fund

For the period of October 1, 2015 through September 30, 2016, as provided by the NFJ Investment Team.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI NFJ International Small-Cap Value Fund (the “Fund”) returned 6.04%, underperforming the MSCI World ex USA Small Cap Index (the “benchmark”), which returned 13.50%.

Market Overview

Though international equities generally delivered strong total returns over the twelve-month period, the weakest results stemmed from developed market countries. The MSCI EAFE Index rose 6.52%, while the MSCI Emerging Markets Index appreciated 16.78% for the twelve-month period. Smaller capitalization stocks also performed well, with the benchmark gaining 13.50%. The value investing style continued to face headwinds, and within the international developed small-cap equity space value stocks (as measured by the MSCI World ex USA Small Cap Value Index), underperformed growth stocks (as measured by the MSCI World ex USA Small Cap Growth Index), by more than two percentage points. Within the benchmark, some of the strongest returns were realized in the Asia/Pacific region, led by gains from Australia (39.3%), Japan (19.5%) and Singapore (17.3%). Countries in continental Europe also largely performed well, with Sweden (22.2%), Switzerland (21.1%), France (18.8%) and Germany (13.3%) of particular note. Just four of 21 countries in the benchmark delivered a negative total return over the twelve-month period: Portugal, Italy, the UK and Hong Kong. The UK tumbled to a 4.7% decline in part due to concerns regarding the country’s June 23, 2016 referendum, which resulted in a vote to leave the European Union. For example, the British pound dropped to a 30-year low against the US dollar after the Brexit referendum. The materials sector within the benchmark rose over 32% as commodities exhibited signs of stabilization, followed by double-digit gains from the consumer staples, health care, information technology, utilities and industrials sectors. Over the twelve-month period, investors shifted from favoring more defensive and bond-proxy-like equities to driving up returns among more cyclical sectors by the third quarter of 2016. Real Estate (0.1%), financials (3.4%), and telecommunication services (4.2%) posted the poorest returns within the benchmark for the twelve-month period.

Portfolio Review

Relative underperformance over the twelve-month period was due to negative stock selection, somewhat offset by positive country and sector allocations. Selections across the health care and telecommunications services sectors aided returns, but gains were overwhelmed by holdings in the industrials and consumer staples sectors, which failed to keep pace with benchmark shares. The Fund’s overweight exposure in the materials and consumer staples sectors, as well as an underweight in the financials sector, contributed to performance results during the twelve-month period. An underweight in the health care sector detracted from the Fund’s relative performance.

Country allocations were positive due to the Fund’s underweight exposure in Japan, as well as overweight positions in the off-benchmark countries of Brazil and Sweden. This was only somewhat offset by overweights in the off-benchmark countries of South Africa, Portugal and Hong Kong, which dampened relative results.

Outlook

Central Banks around the world have been doing everything in their power to reinvigorate their respective economies and ensure confidence in the market. However, even as we have seen the global monetary base rise at a brisk pace, global equities have been moving sideways for the past two years and bond spreads have widened. As a result, we believe it would be logical to say that more quantitative easing no longer translates into booming risky asset pricing. At NFJ Investment Group, we have always focused on building a portfolio of high quality, dividend-paying companies that trade at low valuation multiples. In today’s market, we believe macro events are having an increasing impact on individual stock returns. Our firm still strongly believes in building a portfolio with a bottom-up approach based on buying shares in companies that trade at low price-to-earnings ratios relative to their peers. We will be keen to monitor macroeconomic and geopolitical forces as they unfold, yet those issues will be secondary to our time-tested, value-driven approach.

106	September 30, 2016 |	Annual Report

Unaudited

AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI NFJ International Small-Cap Value Fund Class A	6.04%	10.38%
AllianzGI NFJ International Small-Cap Value Fund Class A (adjusted)	0.21%	8.95%
AllianzGI NFJ International Small-Cap Value Fund Class C	5.26%	9.57%
AllianzGI NFJ International Small-Cap Value Fund Class C (adjusted)	4.26%	9.57%
AllianzGI NFJ International Small-Cap Value Fund Class P	6.14%	10.53%
AllianzGI NFJ International Small-Cap Value Fund Institutional Class	6.25%	10.65%
AllianzGI NFJ International Small-Cap Value Fund Class R6	6.41%	10.78%
MSCI World ex USA Small Cap Index	13.50%	11.69%
Lipper International Small/Mid-Cap Core Funds Average	8.74%	9.53%

† The Fund began operations on June 1, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 2.97% for Class A shares, 3.80% for Class C shares, 2.81% for Class P shares, 2.71% for Institutional Class shares and 3.19% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2017. The Fund’s expense ratios net of this reduction are 1.30% for Class A shares, 2.05% for Class C shares, 1.15% for Class P shares, 1.05% for Institutional Class shares and 0.95% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Country Allocation (as of September 30, 2016)

Japan	24.8%
United Kingdom	15.0%
Sweden	7.6%
Canada	5.3%
Australia	4.8%
Hong Kong	4.4%
Spain	4.0%
France	3.4%
Other	28.9%
Cash & Equivalents — Net	1.8%

Annual Report	| September 30, 2016	107

Unaudited

AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,032.40	$1,028.70	$1,032.70	$1,033.70	$1,035.00
Expenses Paid During Period	$6.61	$10.40	$5.84	$5.34	$4.83

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,018.50	$1,014.75	$1,019.25	$1,019.75	$1,020.25
Expenses Paid During Period	$6.56	$10.33	$5.81	$5.30	$4.80

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.30% for Class A, 2.05% for Class C, 1.15% for Class P, 1.05% for Institutional Class and 0.95% for Class R6), multiplied by the average account value over the period, multiplied by 183/366.

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Annual Report	| September 30, 2016	109

Unaudited

AllianzGI NFJ International Value II Fund

For the period of October 1, 2015 through September 30, 2016, as provided by the NFJ Investment Team.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI NFJ International Value II Fund (the “Fund”) returned 3.16%, underperforming the MSCI EAFE Index (the “benchmark”), which returned 6.52%.

Market Overview

Though international equities generally delivered strong total returns over the twelve-month period, the weakest results stemmed from developed market countries. The benchmark rose 6.52%, while the MSCI Emerging Markets Index appreciated 16.78% for the twelve-month period. Smaller capitalization stocks also performed well, with the MSCI World ex USA Small Cap Index gaining 13.50%. The value investing style continued to face headwinds, and within the international developed equity space value stocks (as measured by the MSCI EAFE Value Index), underperformed growth stocks (as measured by the MSCI EAFE Growth Index), by more than five percentage points. Within the benchmark, some of the strongest returns were realized in the Asia/Pacific region, led by gains from Australia (23.8%), Hong Kong (19.1%) and Japan (12.4%). Countries in continental Europe also largely performed well, with Belgium (20.0%), the Netherlands (10.9%) and Germany (9.9%) of particular note. The UK generated a more moderated 1.7% gain, in part due to concerns regarding the country’s June 23, 2016 referendum, which resulted in a vote to leave the European Union. For example, the British pound dropped to a 30-year low against the US dollar after the Brexit referendum. Just five of 21 countries in the benchmark delivered a negative total return over the twelve-month period: Italy, Israel, Spain, Denmark and Ireland. The materials sector within the benchmark rose over 22% as commodities exhibited signs of stabilization, followed by double-digit gains from the information technology, energy, industrials and consumer staples sectors. Over the twelve-month period, investors shifted from favoring more defensive and bond-proxy-like equities to driving up returns among more cyclical sectors by the third quarter. Financials (-3.3%), real estate (0.9%) and health care (1.5%) names posted the poorest returns within the benchmark for the twelve-month period.

Portfolio Review

Relative underperformance over the twelve-month period was due to negative sector allocation, and to a lesser degree, stock selection. Conversely, the Fund’s country allocations were positive and boosted relative results versus the benchmark. Selection across the financials and health care sectors aided returns, but gains were overwhelmed by holdings in the industrials and materials sectors, which failed to keep pace with benchmark shares. The Fund’s underweight exposures in the consumer staples and materials sectors, as well as overweight positions in the financials and consumer discretionary sectors, detracted from the Fund’s relative performance. An overweight in telecommunications services modestly contributed to performance results during the twelve-month period. Country allocations were positive due to the Fund’s overweight positions in Canada, Hong Kong and Russia, as well as underweight exposures in Japan and Switzerland. This was only somewhat offset by overweight in Brazil and Mexico, as well as underweights in Germany and Australia, which dampened relative results.

Outlook

Central banks around the world have been doing everything in their power to reinvigorate their respective economies and ensure confidence in the market. However, even as we have seen the global monetary base rise at a brisk pace, global equities have been moving sideways for the past two years and bond spreads have widened. As a result, we believe it would be logical to say that more quantitative easing no longer translates into booming risky asset pricing. At NFJ Investment Group, we have always focused on building a portfolio of high quality, dividend paying companies that trade at low valuation multiples. In today’s market, we believe macro events are having an increasing impact on individual stock returns. Our firm still strongly believes in building a portfolio with a bottom-up approach based on buying shares in companies that trade at low price-to-earnings ratios relative to their peers. We will be keen to monitor macroeconomic and geopolitical forces as they unfold, yet those issues will be secondary to our time-tested, value-driven approach.

110	September 30, 2016 |	Annual Report

Unaudited

AllianzGI NFJ International Value II Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI NFJ International Value II Fund Class A	3.16%	4.08%
AllianzGI NFJ International Value II Fund Class A (adjusted)	–2.51%	2.87%
AllianzGI NFJ International Value II Fund Class C	2.35%	3.29%
AllianzGI NFJ International Value II Fund Class C (adjusted)	1.35%	3.29%
AllianzGI NFJ International Value II Fund Class P	3.30%	4.28%
AllianzGI NFJ International Value II Fund Institutional Class	3.42%	4.36%
MSCI EAFE Index	6.52%	6.65%
Lipper International Multi-Cap Value Funds Average	6.28%	6.28%

† The Fund began operations on December 1, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.76% for Class A shares, 2.49% for Class C shares, 1.42% for Class P shares and 1.40% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least March 31, 2017. The Fund’s expense ratios net of this reduction are 1.15% for Class A shares, 1.90% for Class C shares, 0.95% for Class P shares and 0.90% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Country Allocation (as of September 30, 2016)

Japan	16.6%
United Kingdom	16.4%
France	8.1%
Canada	6.8%
China	6.2%
Hong Kong	5.4%
Australia	4.9%
Sweden	4.2%
Other	29.9%
Cash & Equivalents — Net	1.5%

Annual Report	| September 30, 2016	111

Unaudited

AllianzGI NFJ International Value II Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,018.40	$1,014.30	$1,018.70	$1,019.40
Expenses Paid During Period	$5.80	$9.57	$4.79	$4.54

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,019.25	$1,015.50	$1,020.25	$1,020.50
Expenses Paid During Period	$5.81	$9.57	$4.80	$4.55

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.15% for Class A, 1.90% for Class C, 0.95% for Class P and 0.90% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Annual Report	| September 30, 2016	113

Unaudited

AllianzGI Short Duration High Income Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Short Duration High Income Fund (the “Fund”) returned 7.65%, performing in line with the BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index (the “benchmark”), which returned 7.64%.

Market Environment

While the trajectory was not linear, the path for the high-yield market was higher over the twelve-month period.

The high-yield bond market moved lower in the fourth quarter of 2015, capping the third-worst yearly return on record, only exceeded by 2000 and 2008. 2016 began with a continuation of last year’s downward trend, trading sharply lower into mid-February. Several factors influenced the market during this period—most notably lower commodity prices, technical pressure, negative sentiment, Fed activity, earnings and the dollar, and global economic data.

The markets then turned dramatically higher, experiencing only a brief setback when the UK public voted to exit the European Union and rallied into the end of September 2016 as investors gravitated toward riskier assets. In fact, high-yield generally outpaced equity returns and September marked the eighth consecutive month of positive returns for the market, as investors sought to take advantage of attractive valuations and a compelling total-return profile.

Evidence of the influence of the risk-on trade was apparent when examining the returns for bonds by their credit ratings within the high-yield asset class. The lowest-quality, most distressed issues substantially outperformed higher-quality bonds. Although a supportive fundamental backdrop centered on better-than-feared corporate earnings and improving credit metrics bolstered demand for high-yield bonds, the outperformance of CCC-rated bonds was in part technically driven because of their oversold nature exiting the first quarter.

Overall, the trend in US economic data reinforced the favorable credit conditions for high-yield bonds.

The Fed stayed on the sidelines and this cautious trend helped to boost confidence that they are, and will be, slow to act. This accommodation was beneficial to the sentiment among the investment community for equities and below-investment-grade debt. Outside of the US, the central banks added various measures to stimulate their respective economies.

Finally, improving industry dynamics helped lift the price of crude oil and aided in the stabilization of other commodity prices. This had a positive impact on many energy and materials companies.

Portfolio Review

The Fund gained with the market during the twelve-month period which included several positive single-name performers from a variety of industries. The majority of the Fund’s issuers met or exceeded earnings expectations, which helped contribute to absolute performance. Credit quality in the Fund remained relatively high. The energy, homebuilders/real estate and insurance industries contributed the most to performance. In contrast, telecom-wireline integrated & services was the only industry to negatively impact the Fund.

During the twelve-month period, the Fund had securities that were both tendered at a premium and called, and the resulting proceeds were used to provide cash liquidity or to reinvest into attractive risk-adjusted investment opportunities. Bank loan weightings remained stable over the twelve-month period.

Outlook

Among fixed-income alternatives, we believe the high-yield bonds should return to their historical norm as a contributor from both a diversification and a relative-performance perspective. In our view, interest rates will have a negligible impact on the high-yield market given the relative average spread and dollar market price today. We believe the Fed path, earnings trends, commodity prices and global growth will all influence the outlook.

114	September 30, 2016 |	Annual Report

Unaudited

AllianzGI Short Duration High Income Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Short Duration High Income Fund Class A	7.65%	5.34%
AllianzGI Short Duration High Income Fund Class A (adjusted)	5.23%	4.86%
AllianzGI Short Duration High Income Fund Class C	7.42%	4.98%
AllianzGI Short Duration High Income Fund Class C (adjusted)	6.42%	4.98%
AllianzGI Short Duration High Income Fund Class P	7.84%	5.51%
AllianzGI Short Duration High Income Fund Institutional Class	7.90%	5.61%
BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	7.64%	6.08%
Lipper High Yield Funds Average	9.32%	7.05%

† The Fund began operations on October 3, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 2.25% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 0.86% for Class A shares, 1.15% for Class C shares, 0.64% for Class P shares and 0.59% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Industry Allocation (as of September 30, 2016)

Telecommunications	13.8%
Retail	6.9%
Home Builders	6.5%
Diversified Financial Services	5.4%
Pipelines	5.2%
Commercial Services & Supplies	4.2%
Software	3.8%
Pharmaceuticals	3.7%
Other	45.1%
Cash & Equivalents — Net	5.4%

S&P Ratings* (as of September 30, 2016)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Annual Report	| September 30, 2016	115

Unaudited

AllianzGI Short Duration High Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,072.50	$1,071.20	$1,072.50	$1,073.40
Expenses Paid During Period	$4.40	$5.85	$3.37	$2.95

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,020.75	$1,019.35	$1,021.75	$1,022.15
Expenses Paid During Period	$4.29	$5.70	$3.29	$2.88

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.85% for Class A, 1.13% for Class C, 0.65% for Class P and 0.57% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Unaudited

AllianzGI Structured Return Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Structured Return Fund (the “Fund”) returned 4.32%, outperforming the BofA Merrill Lynch 3-Month US Treasury Bill Index (the “benchmark”), which returned 0.27%.

Market Overview

Following the severe market dislocation in August of 2015, equity markets rebounded sharply in October, up 8.44% for the month, as measured by the S&P 500 Index. The quick rebound was followed by a period of calm until the Fed’s decision to raise interest rates and oil-price instability roiled markets in mid-December 2015. As a result, beginning in late December, the S&P 500 Index tumbled 10.5% in 14 trading days. In January 2016, the S&P 500 Index finished the month with a return of -4.96%, and then rebounded sharply in March to finish up 1.35% for the quarter.

Moving into the second quarter of 2016, the major event was Brexit, which roiled equity markets. Leading up to the vote on June 23, 2016, the CBOE Volatility Index (“VIX”) had risen in anticipation of the geopolitical uncertainty. Britain’s referendum vote to leave the European Union brought about a sharp V-shaped equity-market move in late June. The third quarter of 2016 began amid a post-Brexit equity market rally and was marked by a benign period of rising equity markets and particularly low volatility levels. The S&P 500 Index climbed nearly 7% from June 27, 2016 to July 20, 2016, posting a 3.69% gain for month of July. During this run-up the VIX declined from 25 to an especially low level of 11.

Portfolio Review

This year has provided an exemplary demonstration of the Fund’s uncorrelated performance profile over a variety of market environments. The Fund was able to navigate difficult market conditions and perform in line with expectations. For the twelve-month period, the Fund’s A shares returned 4.32%, as compared to 0.27% for the benchmark and 7.84% for the S&P 500 Index. As expected, the Fund demonstrated its bond-like risk profile delivering a standard deviation of 2.11%, nearly one-sixth that of the S&P 500 Index for the twelve-month period.

As we had anticipated following its August 2015 decline, the Fund’s performance recovered rapidly in the fourth quarter of 2015. The Fund gained 1.23% in October 2016, resulting in a 2.89% snapback in performance over the September-October 2015 period. This performance is typical of the Fund’s behavior following an equity-market drawdown and volatility spike. The Fund gained from lucrative in-the-money covered call positions that were initiated at elevated volatility levels, as well as from directional spreads.

Moving into the first quarter of 2016, the Fund navigated difficult market fluctuations to put forth a resilient start to the year after the broad US equity market underwent a significant correction right out of the gate. In January, the Fund returned -1.29%. Directional put spreads and a more favorable starting level of the VIX contributed to a more benign monthly outcome than August 2015. The index rebounded sharply in March, while the Fund’s A shares finished the quarter nearly flat, delivering -0.39% net of fees, and illustrating the Fund’s ability to control risk even when markets are undergoing steep declines.

Leading up to the Brexit vote on June 23, 2016, the advance run-up in option prices due to the higher VIX benefited our portfolio construction heading into the event. We were able to prepare the portfolio for a wide range of potential post-Brexit outcomes and were successful in that our portfolio positioning enabled Brexit to be a non-event for the Fund. For the quarter, the Fund’s A shares gained 1.62%, net of fees, in line with its return objectives.

As expected in such a flat market environment in the third quarter of 2016, virtually all of the Fund’s performance came from our core range-bound positions, which consist of short in-the-money call options on the S&P 500 Index. Directional and hedging positions were not a factor during the period.

Outlook

The major news event is the US presidential election in November. We are not positioning the Fund any differently for this environment, largely because the persistently low VIX thus far has not given us an opportunity to do so. The way options are currently being priced reflects an aggregate market expectation of a Hillary Clinton victory. But as we saw with Brexit, even if Donald Trump were to win, dislocations can be very short-lived. At some point, we believe the underlying market trend would likely prevail over any short-term surprise. Regardless, in our view our normal array of positions is typically able to handle quite a bit of equity-index disruption. And if an unexpected outcome were to bring about a shift to a higher volatility regime, this would be a favorable development for the Fund.

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Unaudited

AllianzGI Structured Return Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI Structured Return Fund Class A	4.32%	4.33%
AllianzGI Structured Return Fund Class A (adjusted)	–1.42%	2.80%
AllianzGI Structured Return Fund Class C	3.59%	3.55%
AllianzGI Structured Return Fund Class C (adjusted)	2.59%	3.55%
AllianzGI Structured Return Fund Class P	4.55%	4.49%
AllianzGI Structured Return Fund Institutional Class	4.60%	4.58%
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.27%	0.11%
Lipper Absolute Return Funds Average	2.48%	2.09%

† The Fund began operations on December 3, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.58% for Class A shares, 2.09% for Class C shares, 1.16% for Class P shares and 1.22% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2017. The Fund’s expense ratios net of this reduction are 1.24% for Class A shares, 1.99% for Class C shares, 1.09% for Class P shares and 0.99% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Asset Allocation (as of September 30, 2016)

Exchange-Traded Funds	88.3%
Cash & Equivalents — Net (including Options Purchased and Written)	11.7%

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Unaudited

AllianzGI Structured Return Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,027.20	$1,023.30	$1,027.90	$1,028.40
Expenses Paid During Period	$5.83	$9.61	$5.07	$4.56

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,019.25	$1,015.50	$1,020.00	$1,020.50
Expenses Paid During Period	$5.81	$9.57	$5.05	$4.55

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.15% for Class A, 1.90% for Class C, 1.00% for Class P and 0.90% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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Unaudited

AllianzGI U.S. Equity Hedged Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI U.S. Equity Hedged Fund (the “Fund”) returned 4.11%, underperforming the S&P 500 Index (the “benchmark”), which returned 15.43%.

Market Overview

Following the severe market dislocation in August of 2015, equity markets rebounded sharply in October, up 8.44% for the month. The quick rebound was followed by a period of calm until the Fed’s decision to raise interest rates and oil-price instability roiled markets in mid-December 2015. As a result, the benchmark finished the month with a return of -4.96%, falling again in February, ultimately bottoming on February 11, 2016. From there, however, a powerful equity reversal took hold, with the benchmark rising 13% in just a few weeks, on its way to a 6.78% return for March 2016. The benchmark finished up 1.35% for the quarter.

Moving into the second quarter, the major event was Brexit, which upset equity markets. Leading up to the vote on June 23, 2016, the VIX had risen in anticipation of the geopolitical uncertainty. Britain’s referendum vote to leave the European Union brought about a sharp V-shaped equity-market move in late June. The third quarter of 2016 began amid a post-Brexit equity market rally and was marked by a benign period of rising equity markets and particularly low volatility levels. The benchmark climbed nearly 7% from June 27, 2016 to July 20, 2016, posting a 3.69% gain for the month of July. During this run-up the VIX declined from 25 to an especially low level of 11. Market choppiness picked up in September 2016 leading up to the Fed meeting on September 21. Fluctuations notwithstanding, the benchmark ended the month where it began, gaining just 0.02%.

Portfolio Review

The Fund delivered positive returns for the twelve-month period. While unable to keep pace with the strong benchmark return amid a strong equity market, the Fund helped to smooth the benchmark’s choppy returns while continually providing equity downside protection. For the twelve-month period, the Fund’s A shares returned 4.11%. Since its inception in December 2012, the Fund has delivered above average returns among its Morningstar Long/Short Equity peer group and has reduced equity-market volatility by approximately 40%.

The Fund seeks to provide protection against downside equity-market moves while asymmetrically preserving the upside potential of the underlying passive equity portfolio. The Fund pursues this objective by purchasing laddered, long-duration equity index put options and selling short-duration index calls at varying strike distances. The goal of this duration mismatch is for the short call positions to stay out of the way of rising equity markets while the longer-dated put positions continuously hedge downside risk.

In the fourth quarter of 2015, the Fund was unable to keep pace with the benchmark’s rapid ascent. The short calls in the portfolio curtailed the underlying equity’s upside during the benchmark’s surge in October 2015. The Fund outperformed in November with a gain of 0.43% amid the calm equity markets. When unease returned to the equity markets in December 2015, the benchmark fluctuated as much as 1% to 2% a day for a stretch, ultimately declining 1.58% for the month. The decline in the VIX negatively impacted the value of the Fund’s hedging positions, causing the Class A shares of the Fund to finish the month down 2.36%.

Amid the market decline into the New Year, our long puts helped cushion the Fund against equity losses. However, the V-shaped bear market rally from February 2016 to March 2016 was too rapid for our short call positions. While the Fund protected well on the downside, it could not keep pace with the strong equity-market rebound that took hold midway through the quarter.

In the second quarter of 2016, despite the V-shaped market move resulting from Britain’s referendum vote to leave the European Union, the Fund performed in line with expectations with Class A shares returning 2.12%, compared to 2.46% for the benchmark.

While unable to keep pace with the equity markets in the third quarter of 2016, the Fund outperformed other collar strategies in July, with a net monthly gain of 2.02%. The Fund outperformed the benchmark, gaining 0.31% in August. The Fund finished the quarter down 0.18% in September 2016 on a modest decline in the value of our long puts.

Outlook

Looking ahead, the major upcoming news event is the US presidential election in November. The way equities and options are currently being priced reflects an aggregate market expectation of a Hillary Clinton victory. As we saw with Brexit and other recent events, even if Donald Trump were to win, dislocations can be very short-lived, with the underlying market trend having tended to prevail over any short-term surprise.

That said, if a sharp decline by the benchmark were to occur, we believe the Fund is always positioned to limit losses and control risk. The reliability of the Fund’s long put program, in our view, not only offers peace of mind, but presumably also enables investors to take more risk in other parts of their portfolio. Until the markets undergo a longer-lasting, more significant period of decline, the Fund will not have an opportunity to demonstrate the full scope of its benefit. Yet even in a persistent bull market, the Fund has shown it can provide solid capital appreciation and a reassuring risk profile.

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AllianzGI U.S. Equity Hedged Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	Since Inception†
AllianzGI U.S. Equity Hedged Fund Class A	4.11%	5.74%
AllianzGI U.S. Equity Hedged Fund Class A (adjusted)	–1.61%	4.19%
AllianzGI U.S. Equity Hedged Fund Class C	3.36%	4.98%
AllianzGI U.S. Equity Hedged Fund Class C (adjusted)	2.36%	4.98%
AllianzGI U.S. Equity Hedged Fund Class P	4.31%	5.91%
AllianzGI U.S. Equity Hedged Fund Institutional Class	4.39%	6.03%
S&P 500 Index	15.43%	14.32%
Lipper Alternative Long/Short Equity Funds Average	2.66%	4.50%

† The Fund began operations on December 3, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 2.38% for Class A shares, 3.00% for Class C shares, 1.98% for Class P shares and 2.05% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2017. The Fund’s expense ratios net of this reduction are 1.33% for Class A shares, 2.08% for Class C shares, 1.18% for Class P shares and 1.08% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Asset Allocation (as of September 30, 2016)

Exchange-Traded Funds	95.7%
Cash & Equivalents — Net (including Options Purchased and Written)	4.3%

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AllianzGI U.S. Equity Hedged Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,043.20	$1,039.30	$1,044.50	$1,044.40
Expenses Paid During Period	$6.39	$10.20	$5.62	$5.11

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,018.75	$1,015.00	$1,019.50	$1,020.00
Expenses Paid During Period	$6.31	$10.08	$5.55	$5.05

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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Unaudited

AllianzGI U.S. Small-Cap Growth Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Stephen Lyford, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI U.S. Small-Cap Growth Fund (the “Fund”) returned 1.09%, underperforming the Russell 2000 Growth Index (the “benchmark”), which returned 12.12%.

Market Overview

US stocks ended the twelve-month period near all-time highs and proved resilient given the headwinds the market faced throughout the period including overseas macro concerns, US monetary policy uncertainty, fluctuating commodity prices and treasury yields, and global equity and currency volatility.

Initially, stocks rallied on fading October 2015 rate hike expectations and dovish comments from the ECB. The market’s advance slowed in November and stocks succumbed to selling pressure in December. Sentiment fluctuated over this period as investors grappled with episodes of equity volatility and sharp declines in commodity prices.

The first quarter of 2016 was a tale of two halves with US stocks plummeting at the year’s onset before rebounding sharply to end the twelve-month period mixed. The strength of the advance was notable and propelled select US indices to a positive close in March 2016. Focused on Chinese economic growth, recession fears in the US and slumping energy prices, investors initially sought safety and fled risk assets. In the second half of the quarter, stocks staged a remarkable recovery as angst around the aforementioned concerns faded. The split performance of equities correlated closely with the price of crude oil, which also bottomed mid-quarter.

In the second quarter of 2016, with each month, broad-based indices traded in wider price bands than the previous. This trend culminated with a surge in equity volatility and a sell-off in global stock markets that coincided with Brexit and its surprising outcome in June 2016. However, sentiment shifted abruptly and stocks rebounded sharply, reversing nearly the entire two-day decline over the following three days to close the second quarter in the green.

The US stock market rally strengthened in the final quarter of the twelve-month period with the S&P 500 Index and Nasdaq Composite Index recording new all-time highs. The Fed maintained a modestly accommodative stance, keeping interest rates unchanged and communicating scaled-down expectations for future hikes. Separately, profit growth was generally better-than-expected during the twelve-month period against low expectations, while management outlooks and guidance for the remainder of the year were largely encouraging. Outside of the US, central banks announced new aggressive policy changes, and economically, US data was encouraging.

Against this backdrop, the Russell 2000 Index returned 15.47% and outperformed the Russell 1000 Index, which returned 14.93%. Within the small-cap universe, growth-oriented stocks underperformed value-oriented stocks. Specific to the benchmark, sector performance was predominantly positive. Materials, information technology, and industrials were the strongest-performing sectors. In contrast, the real estate, consumer discretionary, and energy sector were the weakest-performing.

Portfolio Review

The Fund underperformed its benchmark over the twelve-month period. From an attribution perspective, security selection was the main driver of relative underperformance and to a lesser extent asset weighting effects. In particular, stock picking in the information technology, health care, and financial sectors weighed the most on relative returns. Conversely, security selection in consumer staples, real estate, and utilities had less of an impact. Separately, an overweight in energy and consumer discretionary hurt relative performance.

Outlook

In our view, the US election and other global macro-related headlines could result in episodes of heightened volatility, but positive fundamental factors should support returns over the long term. We believe investors would be prudent to take advantage of bouts of volatility. In addition, we believe small-cap growth equities continue to exhibit attractive risk-reward profiles. Despite stress in select segments of the market, including energy and materials, balance sheets are healthy, relative valuations are attractive and earnings growth potential relative to large-cap stocks is meaningful. Moreover, net profit margins for small-caps remain below historical highs and are significantly lower than their large-cap counterparts. These factors, in our view, should support small-cap growth returns going forward.

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Unaudited

AllianzGI U.S. Small-Cap Growth Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI U.S. Small-Cap Growth Fund Class A	1.09%	12.16%	5.99%	6.82%
AllianzGI U.S. Small-Cap Growth Fund Class A (adjusted)	–4.47%	10.90%	5.40%	6.56%
AllianzGI U.S. Small-Cap Growth Fund Class C	0.30%	11.29%	5.20%	6.02%
AllianzGI U.S. Small-Cap Growth Fund Class C (adjusted)	–0.62%	11.29%	5.20%	6.02%
AllianzGI U.S. Small-Cap Growth Fund Class R	0.81%	11.90%	5.75%	6.56%
AllianzGI U.S. Small-Cap Growth Fund Class P	1.22%	12.36%	6.23%	7.07%
AllianzGI U.S. Small-Cap Growth Fund Institutional Class	1.28%	12.46%	6.33%	7.18%
Russell 2000 Growth Index	12.12%	16.15%	8.29%	7.05%
Lipper Small-Cap Growth Funds Average	9.89%	14.33%	7.53%	8.40%

† The Fund began operations on December 1, 1993. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 1993.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.65% for Class A shares, 2.49% for Class C shares, 1.93% for Class R shares, 1.45% for Class P shares and 1.43% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least March 31, 2017. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 2.00% for Class C shares, 1.45% for Class R shares, 1.05% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Industry Allocation (as of September 30, 2016)

Software	9.2%
Internet Software & Services	7.2%
Semiconductors & Semiconductor Equipment	7.0%
Health Care Equipment & Supplies	6.8%
Biotechnology	6.6%
Household Durables	6.1%
Hotels, Restaurants & Leisure	5.3%
Construction & Engineering	5.1%
Other	45.3%
Cash & Equivalents — Net	1.4%

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AllianzGI U.S. Small-Cap Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,082.70	$1,078.50	$1,081.40	$1,083.00	$1,083.30
Expenses Paid During Period	$6.25	$10.39	$7.55	$5.47	$5.00

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,019.00	$1,015.00	$1,017.75	$1,019.75	$1,020.20
Expenses Paid During Period	$6.06	$10.08	$7.31	$5.30	$4.85

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 2.00% for Class C, 1.45% for Class R, 1.05% for Class P and 0.96% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Annual Report	| September 30, 2016	129

Unaudited

AllianzGI Ultra Micro Cap Fund

For the period of October 1, 2015 through September 30, 2016, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2016, Class A shares at NAV of the AllianzGI Ultra Micro Cap Fund (the “Fund”) returned 5.73%, underperforming the Russell Microcap Growth Index (the “benchmark”), which returned 10.27%.

Market Overview

US stocks ended the twelve-month period near all-time highs and proved resilient given the headwinds the market faced throughout the twelve-month period, including overseas macro concerns, US monetary policy uncertainty, fluctuating commodity prices and treasury yields, and global equity and currency volatility.

Initially, stocks rallied on fading October 2015 rate hike expectations and dovish comments from the ECB. The market’s advance slowed in November and stocks succumbed to selling pressure in December. Sentiment fluctuated over this period as investors grappled with episodes of equity volatility and sharp declines in commodity prices.

The first quarter of 2016 was a tale of two halves with US stocks plummeting at the year’s onset before rebounding sharply to end the period mixed. The strength of the advance was notable and propelled select US indices to a positive close in March 2016. Focused on Chinese economic growth, recession fears in the US and slumping energy prices, investors initially sought safety and fled risk assets. In the second half of the quarter, stocks staged a remarkable recovery as angst around the abovementioned concerns faded. The split performance of equities correlated closely with the price of crude oil, which also bottomed mid-quarter.

In the second quarter of 2016, with each month, broad-based indices traded in wider price bands than the previous. This trend culminated with a surge in equity volatility and a sell-off in global stock markets that coincided with Brexit. However, sentiment shifted abruptly and stocks rebounded sharply, reversing nearly the entire two-day decline over the following three days to close the second quarter in the green.

The US stock market rally strengthened in the final quarter of the twelve-month period with the S&P 500 Index and Nasdaq Composite Index recording new all-time highs. The Fed maintained a modestly accommodative stance, keeping interest rates unchanged and communicating scaled-down expectations for future hikes. Separately, profit growth was generally better-than-expected during the twelve-month period against low expectations, while management outlooks and guidance for the remainder of the year were largely encouraging. Outside of the US, central banks announced new aggressive policy changes, and economically, US data was encouraging.

Against this backdrop, the Russell 1000 Growth Index returned 13.47% and underperformed the Russell 2000 Index, which returned 15.47%. Within the microcap universe, growth-oriented stocks trailed value-oriented stocks. Specific to the benchmark, sector performance was predominantly positive. Materials, consumer staples, and industrials were the strongest-performing sectors. In contrast, the energy sector declined the most, followed by health care and real estate.

Portfolio Review

The Fund underperformed its benchmark over the twelve-month period. From an attribution perspective, security selection drove relative underperformance and asset weighting effects had less of an impact. For example, stock picking was negative in materials, followed by industrials and consumer discretionary sectors. Conversely, security selection in energy, telecommunications services, and information technology sectors contributed positively to relative performance. Separately, an underweight in the health care sector helped relative performance but was offset by an overweight in the energy sector.

Outlook

The US election and other global macro-related headlines could result in episodes of heightened volatility, but we believe positive fundamental factors should support returns over the long term. Investors, in our view, would be prudent to take advantage of bouts of volatility. In addition, small-cap growth equities continue to exhibit attractive risk-reward profiles. Despite stress in select segments of the market, including energy and materials, balance sheets are healthy, relative valuations are attractive and earnings growth potential relative to large-cap stocks is meaningful. Moreover, net profit margins for small-caps remain below historical highs and are significantly lower than their large-cap counterparts. These factors should support small-cap growth returns going forward.

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AllianzGI Ultra Micro Cap Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2016

	1 Year	5 Year	Since Inception†
AllianzGI Ultra Micro Cap Fund Class A	5.73%	17.14%	11.48%
AllianzGI Ultra Micro Cap Fund Class A (adjusted)	–0.09%	15.83%	10.76%
AllianzGI Ultra Micro Cap Fund Class P	6.02%	17.41%	11.76%
AllianzGI Ultra Micro Cap Fund Institutional Class	6.10%	17.44%	11.82%
Russell Microcap Growth Index	10.27%	16.06%	7.76%
Lipper Small-Cap Growth Funds Average	9.89%	14.33%	7.94%

† The Fund began operations on January 28, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s expense ratios are 2.08% for Class A shares, 1.81% for Class P shares and 1.79% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as revised on October 1, 2016.

Cumulative Returns Through September 30, 2016

Industry Allocation (as of
 September 30, 2016)

Health Care Equipment & Supplies	10.4%
Biotechnology	10.0%
Internet Software & Services	7.8%
Banks	6.0%
Health Care Providers & Services	5.5%
Pharmaceuticals	5.0%
Semiconductors & Semiconductor Equipment	4.9%
Construction & Engineering	4.3%
Other	46.0%
Cash & Equivalents — Net	0.1%

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AllianzGI Ultra Micro Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,128.60	$1,130.60	$1,130.80
Expenses Paid During Period	$12.45	$10.92	$10.60

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/16)	$1,013.30	$1,014.75	$1,015.05
Expenses Paid During Period	$11.78	$10.33	$10.02

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.34% for Class A, 2.05% for Class P and 1.99% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Important Information

Effective September 30, 2015, the Trust’s fiscal year end changed from November 30th to September 30th.

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The AllianzGI Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): AllianzGI Convertible Fund (4/93), AllianzGI High Yield Bond Fund (7/96), AllianzGI International Small-Cap Fund (12/97), AllianzGI U.S. Small-Cap Growth Fund (10/93), AllianzGI Micro Cap Fund (7/95), AllianzGI Ultra Micro Cap Fund (1/08). For each of the reorganized funds, Institutional Class is the oldest share class, except that for AllianzGI International Small-Cap Fund, the oldest share class of the predecessor fund merged into Class P.

The Target-Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at or after the target year indicated in the Fund’s name.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class R6 shares are offered primarily for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial Intermediary has an agreement with the Distributor or the Investment Manager to utilize Class R6 shares In certain Investment products or programs.

Class D and Class B shares were converted into Class A shares on November 13, 2015 and December 4, 2015, respectively.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Funds’ Investment Manager and Sub-Advisers have adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Investment Manager and Sub-Adviser, as applicable, will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Investment Manager and Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes), on the Allianz Global Investors Distributors website at us.allianzgi.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Important Information (cont’d)

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through September 30, 2016.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Shareholders may be subject to an annual fee of $15 for any accounts, including fiduciary accounts, with balances that fall below $1,000. This fee is not included in the shareholder expense example. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the Funds and when comparing the expenses of these Funds with other funds.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”) or in the case of AllianzGI Convertible Fund, AllianzGI High Yield Bond Fund and AllianzGI Short Duration High Income Fund, S&P Global Ratings (“S&P”).

Unless otherwise noted, presentations of credit ratings information in this report use ratings provided by Moody’s because of, among other reasons, the access to background information and other materials provided by Moody’s, as well as the Funds’ considerations of industry practice. With respect to AllianzGI Convertible Fund, AllianzGI High Yield Bond Fund and AllianzGI Short Duration High Income Fund, presentations of credit ratings information in this report use ratings provided by S&P because of, among other reasons, the applicable portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the respective portfolios, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Funds also display S&P credit ratings information in materials provided in client presentations.

Bonds not rated by Moody’s or S&P, or bonds that do not have a rating available from Moody’s or S&P are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s, S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors U.S. LLC, the sub-adviser to the applicable Funds, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return Tables, Cumulative Return Charts, Shareholder Expense Examples and Allocation/Credit Rating Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes).

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Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
AllianzGI 2020 Strategic Benchmark, AllianzGI 2025 Strategic Benchmark, AllianzGI 2030 Strategic Benchmark, AllianzGI 2035 Strategic Benchmark, AllianzGI 2040 Strategic Benchmark, AllianzGI 2045 Strategic Benchmark, AllianzGI 2050 Strategic Benchmark and AllianzGI 2055 Strategic Benchmark

The AllianzGI 2020 Strategic Benchmark, AllianzGI 2025 Strategic Benchmark, AllianzGI 2030 Strategic Benchmark, AllianzGI 2035 Strategic Benchmark, AllianzGI 2040 Strategic Benchmark, AllianzGI 2045 Strategic Benchmark, AllianzGI 2050 Strategic Benchmark and AllianzGI 2055 Strategic Benchmark each represents the performance of a custom blended index developed by AllianzGI U.S. For periods prior to October 1, 2016, the blended benchmark is comprised of six underlying indices: Bloomberg Barclays US Treasury Bills 1-3 Month Index, Bloomberg Barclays US TIPS Index, Bloomberg Barclays US Aggregate Bond Index, Dow Jones US Select REIT Index, Bloomberg Commodity Index and MSCI ACWI Index. The proportion of these underlying indices reflected each Target Fund’s strategic glidepath since inception. For this period, the glidepath started with 90% weight to the Equity, REIT and Commodity Indices, and became more conservative to end at the target retirement date with 25% in these indices. Starting October 1, 2016, the blended benchmark is comprised of three underlying indices: MSCI USA Index, MSCI ACWI ex USA Index and Bloomberg Barclays US Aggregate Bond Index. The strategic weights to these indices reflect the glidepath which starts with a 93% weight to the Equity Indices, becoming more conservative to end 5 years past the target retirement date with 30% weight to the equity indices.

Bloomberg Barclays Global Aggregate Index	The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg Barclays Global High Yield Index	The Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the US High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices.

Bloomberg Barclays US Aggregate Bond Index	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays US Credit Index	The Bloomberg Barclays US Credit Index is the credit component of the US Government/Credit Index. It includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays US Government Bond Index	The Bloomberg Barclays US Government Bond Index is the US Government component of the US Government/Credit Index. It includes US dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures (securities issued by US government owned or government sponsored entities, and debt explicitly guaranteed by the US government.

Bloomberg Barclays US Government Inflation-Linked Bond Index	The Bloomberg Barclays US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

Bloomberg Barclays US TIPS Index	The Bloomberg Barclays US TIPS Index includes all publicly issued, US Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

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Benchmark Descriptions (cont’d)

Index	Description
Bloomberg Barclays US Treasury Bills 1-3 Month Index	The Bloomberg Barclays US Treasury Bills 1-3 Month Index includes US Treasury bills with a remaining maturity from 1 up to (but not including) 3 months.

Bloomberg Barclays US Universal Bond Index	The Bloomberg Barclays US Universal Bond Index represents the union of the US Aggregate Index, the US High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Bloomberg Commodity Index	The Bloomberg Commodity Index is a broadly diversified commodity price index distributed by Bloomberg Indexes.

BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	The BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index is a subset of the BofA Merrill Lynch US Cash Pay High Yield Index, including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of US dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market.

BofA Merrill Lynch 3-Month US Treasury Bill Index	The BofA Merrill Lynch 3-Month US Treasury Bill Index tracks the performance of the 3-month US Treasury markets.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch High Yield Master II Index	The BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of US dollar-denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

CBOE Volatility Index (VIX)	The CBOE Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Custom Real Asset Benchmark	The Custom Real Asset Benchmark represents the performance of a hypothetical index developed by AllianzGI U.S. This blended benchmark is comprised of seven underlying indices in the following proportions: 25% Dow Jones UBS Commodity Total Return Index, 25% MSCI World Real Estate Index, 25% Bloomberg Barclays US Government Inflation-Linked Bond Index, 6.25% DAX Global Agribusiness Index, 7.5% MSCI World Energy Index, 6.25% MSCI World Materials Index and 5% MSCI ACWI Industrials (equal-weighted) Index. The Dow Jones UBS Commodity Total Return Index tracks prices of futures contracts on physical commodities on the commodity markets. The MSCI World Real Estate Index is a free float-adjusted market capitalization index that consists of large and mid cap equity REITs across 23 Developed Markets (DM) countries, which generate a majority of their revenue and income from real estate rental and leasing operations. The Bloomberg Barclays US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

Dow Jones Sustainability World Total Return Index	The Dow Jones Sustainability World Total Return Index tracks the performance of the top 10% of the 2500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria.

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Index	Description
Dow Jones US Select REIT Index	The Dow Jones US Select REIT Index measures the performance of publicly traded REITs and REIT-like securities.

FTSE 100 Index	The Financial Times Stock Exchange 1010 Index (the FTSE 100 Index) is a share index of the 100 companies listed on the London Stock Exchange with the highest market capitalization.

JP Morgan Corporate Emerging Markets Broad Diversified Index (CEMBI)	The JP Morgan Corporate Emerging Markets Broad Index (CEMBI) tracks total returns of US dollar-denominated debt instruments issued by corporate entities in emerging market countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an investable universe of corporate bonds. Both indices are also available in Diversified versions.

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified)	The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM)	The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Variations of the index are available to allow investors to select the most appropriate benchmark for their objectives.

Morningstar Lifetime Conservative Series: Morningstar Lifetime Conservative 2020, Morningstar Lifetime Conservative 2025, Morningstar Lifetime Conservative 2030, Morningstar Lifetime Conservative 2035, Morningstar Lifetime Conservative 2040, Morningstar Lifetime Conservative 2045, Morningstar Lifetime Conservative 2050, Morningstar Lifetime Conservative 2055 and Morningstar Lifetime Conservative Income	The Morningstar Lifetime Conservative 2020, Morningstar Lifetime Conservative 2025, Morningstar Lifetime Conservative 2030, Morningstar Lifetime Conservative 2035, Morningstar Lifetime Conservative 2040, Morningstar Lifetime Conservative 2045, Morningstar Lifetime Conservative 2050, Morningstar Lifetime Conservative 2055 and Morningstar Lifetime Conservative Income Indices each represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. The portfolio is held in proportions appropriate for a US investor’s investment horizon until retirement. The conservative risk profile is for investors who are comfortable with below-average exposure to equity market volatility.

Morningstar Lifetime Moderate 2020, Morningstar Lifetime Moderate 2025, Morningstar Lifetime Moderate 2030, Morningstar Lifetime Moderate 2035, Morningstar Lifetime Moderate 2040, Morningstar Lifetime Moderate 2045, Morningstar Lifetime Moderate 2050 and Morningstar Lifetime Moderate 2055

The Morningstar Lifetime Moderate 2020, Morningstar Lifetime Moderate 2025, Morningstar Lifetime Moderate 2030, Morningstar Lifetime Moderate 2035, Morningstar Lifetime Moderate 2040, Morningstar Lifetime Moderate 2045, Morningstar Lifetime Moderate 2050 and Morningstar Lifetime Moderate 2055 Indices each represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. The portfolio is held in proportions appropriate for a U.S. investor’s investment horizon until retirement. The moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.

MSCI ACWI ex USA Growth Index	The MSCI ACWI ex USA Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets, excluding the United States.

MSCI ACWI ex USA Index	The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

MSCI ACWI Industrials Index	The MSCI ACWI Industrials Index includes large and mid cap securities across Developed Markets and Emerging Markets countries. All securities in the index are classified in the Industrials sector as per the Global Industry Classification Standard (GICS®).

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Benchmark Descriptions (cont’d)

Index	Description
MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (ACWI) captures large and mid cap representation across Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set.

MSCI China Index	The MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips and P chips. With 148 constituents, the index covers about 85% of this China equity universe.

MSCI EAFE Growth Index	The MSCI EAFE Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across Developed Markets countries around the world, excluding the US and Canada.

MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Small Cap Index	The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI EAFE Value Index	The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Growth Index	The MSCI Emerging Markets Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Emerging markets (EM) countries.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Small-Cap Index	The MSCI Emerging Markets Small-Cap Index captures small cap representation across emerging markets countries.

MSCI Emerging Markets Value Index	The MSCI Emerging Markets Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Emerging Markets (EM) countries.

MSCI Europe Total Return (Net) Index	The MSCI Europe Total Return (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

MSCI World ex USA Small Cap Growth Index	The MSCI World ex USA Small Cap Growth Index captures small cap securities exhibiting overall growth style characteristics across the 22 Developed Markets countries, excluding the US.

MSCI World ex USA Small Cap Index	The MSCI World ex USA Small Cap Index captures small cap representation across Developed Markets countries excluding the United States.

MSCI World ex USA Small Cap Value Index	The MSCI World ex USA Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries excluding the US. The value investment styles characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The index targets 14% coverage of the free float adjusted market capitalization in each country.

MSCI World High Dividend Yield Index	The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 23 Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. Performance data shown for the index is net of dividend tax withholding.

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Index	Description
MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Real Estate Index	The MSCI World Real Estate Index is a free float-adjusted market capitalization index that consists of large and mid-cap equity across Developed Markets countries. All securities in the index are classified in the Real Estate Sector according to the Global Industry Classification Standard (GICS®).

Real Return Target Date Index; RR Target 2020 Index; RR Target 2025 Index; RR Target 2030 Index; RR Target 2035 Index; RR Target 2040 Index; RR Target 2045 Index; RR Target 2050 Index; RR Target 2040+ Index; RR Target Today Index

Each of the Real Return Target 2020, Real Return Target 2025, Real Return Target 2030, Real Return Target 2035, Real Return Target 2040, Real Return Target 2045, Real Return Target 2050, Real Return Target 40+ and Real Return Target Today Indices (for purposes of this paragraph, the “New Primary Indices”) is a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an index. Each of the New Primary Indices is calculated using the methodology of, and is maintained by, S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC). The New Primary Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the New Primary Indices. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Allianz Global Investors GmbH.

Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index and represents approximately 10% of total market capitalization of that index.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Index	The Russell Microcap Index measures the performance of the microcap segment of the US equity market. It makes up less than 3% of the US equity market.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large cap segment of the US equities market.

S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific investability requirements. This index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

USD Overnight LIBOR	USD Overnight LIBOR (London Interbank Offered Rate) is the average interest rate at which leading banks in London borrow US dollar funds from one another with a maturity of one day (overnight).

Annual Report	| September 30, 2016	139

Schedule of Investments

September 30, 2016

AllianzGI Retirement 2020 Fund

	Shares	Value
Mutual Funds—75.0%
AllianzGI Advanced Core Bond (a)	404,661	$6,357,222
AllianzGI Best Styles Emerging Markets Equity (a)(c)	51,340	741,345
AllianzGI Best Styles Global Managed Volatility (a)(d)	97,792	1,546,091
AllianzGI Best Styles International Equity (a)(c)	218,738	3,108,265
AllianzGI Best Styles U.S. Equity (a)(c)	333,584	5,180,561
AllianzGI Emerging Markets Consumer (a)(b)	62,092	849,418
AllianzGI Focused Growth (a)(b)	13,722	541,194
AllianzGI Global Natural Resources (a)(b)	49,875	815,462
AllianzGI High Yield Bond (a)(b)	210,966	1,862,834
AllianzGI International Small-Cap (a)(b)	14,893	534,813
AllianzGI Mid-Cap (a)(b)	133,216	536,861
AllianzGI Short Duration High Income (a)(b)	313,310	4,777,977
AllianzGI Structured Return (a)(b)	83,452	1,331,901
Harvest Funds Intermediate Bond (b)	114,539	1,186,624
PIMCO Capital Securities and Financials (a)(b)	106,472	1,059,393
PIMCO Income (a)(b)	421,893	5,088,034
PIMCO Mortgage Opportunities (a)(b)	239,404	2,674,143
PIMCO Senior Floating Rate (a)(b)	177,793	1,758,374

Total Mutual Funds (cost—$38,844,357)		39,950,512

Exchange-Traded Funds—15.9%
PIMCO Broad U.S. TIPS Index (a)	129,070	7,660,485
SPDR S&P 600 Small Cap Value	7,587	813,630

Total Exchange-Traded Funds (cost—$8,036,980)		8,474,115

	Principal Amount (000s)
Repurchase Agreements—0.3%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $173,000; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $177,225 including accrued interest
(cost—$173,000)	$173	173,000

Total Investments (cost—$47,054,337)—91.2%		48,597,627

Other assets less liabilities (e)—8.8%		4,704,240

Net Assets—100.0%		$53,301,867

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2025 Fund

	Shares	Value
Mutual Funds—79.8%
AllianzGI Advanced Core Bond (a)	384,108	$6,034,341
AllianzGI Best Styles Emerging Markets Equity (a)(c)	56,973	822,685
AllianzGI Best Styles Global Managed Volatility (a)(d)	103,296	1,633,117
AllianzGI Best Styles International Equity (a)(c)	285,359	4,054,948
AllianzGI Best Styles U.S. Equity (a)(c)	433,279	6,728,823
AllianzGI Emerging Markets Consumer (a)(b)	82,113	1,123,306
AllianzGI Focused Growth (a)(b)	24,180	953,665
AllianzGI Global Natural Resources (a)(b)	69,935	1,143,436
AllianzGI High Yield Bond (a)(b)	218,515	1,929,487
AllianzGI International Small-Cap (a)(b)	23,146	831,177
AllianzGI Mid-Cap (a)(b)	207,073	834,504
AllianzGI NFJ Mid-Cap Value (a)(b)	10,282	277,719
AllianzGI Short Duration High Income (a)(b)	324,485	4,948,403
AllianzGI Structured Return (a)(b)	86,450	1,379,741
Harvest Funds Intermediate Bond (b)	124,734	1,292,245
PIMCO Capital Securities and Financials (a)(b)	110,253	1,097,015
PIMCO Income (a)(b)	414,131	4,994,425
PIMCO Mortgage Opportunities (a)(b)	198,814	2,220,748
PIMCO Senior Floating Rate (a)(b)	184,180	1,821,544

Total Mutual Funds (cost—$42,686,210)		44,121,329

Exchange-Traded Funds—12.0%
PIMCO Broad U.S. TIPS Index (a)	92,829	5,509,531
SPDR S&P 600 Small Cap Value	10,297	1,104,250

Total Exchange-Traded Funds (cost—$6,259,940)		6,613,781

	Principal Amount (000s)
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $335,001; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $344,025 including accrued interest
(cost—$335,000)	$335	335,000

Total Investments (cost—$49,281,150)—92.4%		51,070,110

Other assets less liabilities (e)—7.6%		4,181,315

Net Assets—100.0%		$55,251,425

140	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2030 Fund

	Shares	Value
Mutual Funds—81.6%
AllianzGI Advanced Core Bond (a)	373,421	$5,866,443
AllianzGI Best Styles Emerging Markets Equity (a)(c)	47,025	679,035
AllianzGI Best Styles Global Managed Volatility (a)(d)	117,672	1,860,396
AllianzGI Best Styles International Equity (a)(c)	400,859	5,696,209
AllianzGI Best Styles U.S. Equity (a)(c)	637,455	9,899,679
AllianzGI Emerging Markets Consumer (a)(b)	92,518	1,265,648
AllianzGI Emerging Markets Small-Cap (a)(b)	45,149	690,783
AllianzGI Focused Growth (a)(b)	26,210	1,033,725
AllianzGI Global Natural Resources (a)(b)	76,574	1,251,989
AllianzGI High Yield Bond (a)(b)	281,060	2,481,757
AllianzGI International Small-Cap (a)(b)	34,703	1,246,185
AllianzGI Mid-Cap (a)(b)	233,217	939,866
AllianzGI NFJ Mid-Cap Value (a)(b)	23,126	624,621
AllianzGI Short Duration High Income (a)(b)	344,926	5,260,119
AllianzGI Structured Return (a)(b)	97,268	1,552,396
AllianzGI U.S. Small-Cap Growth (a)(b)	52,187	726,442
Harvest Funds Intermediate Bond (b)	96,913	1,004,014
PIMCO Capital Securities and Financials (a)(b)	93,083	926,172
PIMCO Income (a)(b)	362,312	4,369,487
PIMCO Mortgage Opportunities (a)(b)	112,138	1,252,584
PIMCO Senior Floating Rate (a)(b)	207,246	2,049,660

Total Mutual Funds (cost—$49,014,960)		50,677,210

Exchange-Traded Funds—10.0%
PIMCO Broad U.S. TIPS Index (a)	83,585	4,960,887
SPDR S&P 600 Small Cap Value	11,589	1,242,804

Total Exchange-Traded Funds (cost—$5,862,028)		6,203,691

	Principal Amount (000s)	Value
Repurchase Agreements—1.3%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $815,002; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $834,000 including accrued interest
(cost—$815,000)	$815	$815,000

Total Investments (cost—$55,691,988)—92.9%		57,695,901

Other assets less liabilities (e)—7.1%		4,404,543

Net Assets—100.0%		$62,100,444

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

TIPS—Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	141

Schedule of Investments

September 30, 2016

AllianzGI Retirement 2035 Fund

	Shares	Value
Mutual Funds—82.0%
AllianzGI Advanced Core Bond (a)	240,699	$3,781,376
AllianzGI Best Styles Emerging Markets Equity (a)(c)	48,856	705,476
AllianzGI Best Styles Global Managed Volatility (a)(d)	94,791	1,498,644
AllianzGI Best Styles International Equity (a)(c)	451,140	6,410,706
AllianzGI Best Styles U.S. Equity (a)(c)	628,500	9,760,604
AllianzGI Emerging Markets Consumer (a)(b)	77,549	1,060,875
AllianzGI Emerging Markets Small-Cap (a)(b)	57,644	881,957
AllianzGI Focused Growth (a)(b)	40,787	1,608,627
AllianzGI Global Natural Resources (a)(b)	78,057	1,276,235
AllianzGI High Yield Bond (a)(b)	229,409	2,025,682
AllianzGI International Small-Cap (a)(b)	35,405	1,271,382
AllianzGI Mid-Cap (a)(b)	190,053	765,915
AllianzGI NFJ Mid-Cap Value (a)(b)	18,874	509,781
AllianzGI Short Duration High Income (a)(b)	132,506	2,020,714
AllianzGI Structured Return (a)(b)	53,991	861,689
AllianzGI U.S. Small-Cap Growth (a)(b)	77,963	1,085,242
Harvest Funds Intermediate Bond (b)	51,295	531,415
PIMCO Capital Securities and Financials (a)(b)	50,660	504,071
PIMCO Income (a)(b)	190,111	2,292,740
PIMCO Mortgage Opportunities (a)(b)	91,533	1,022,424
PIMCO Senior Floating Rate (a)(b)	169,164	1,673,034

Total Mutual Funds (cost—$40,320,638)		41,548,589

Exchange-Traded Funds—9.5%
PIMCO Broad U.S. TIPS Index (a)	63,969	3,796,650
SPDR S&P 600 Small Cap Value	9,368	1,004,624

Total Exchange-Traded Funds (cost—$4,534,219)		4,801,274

	Principal Amount (000s)	Value
Repurchase Agreements—2.6%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $1,299,003; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $1,329,188 including accrued interest
(cost—$1,299,000)	$1,299	$1,299,000

Total Investments (cost—$46,153,857)—94.1%		47,648,863

Other assets less liabilities (e)—5.9%		2,997,486

Net Assets—100.0%		$50,646,349

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2040 Fund

	Shares	Value
Mutual Funds—84.1%
AllianzGI Advanced Core Bond (a)	189,198	$2,972,295
AllianzGI Best Styles Emerging Markets Equity (a)(c)	70,606	1,019,548
AllianzGI Best Styles Global Managed Volatility (a)(d)	79,010	1,249,144
AllianzGI Best Styles International Equity (a)(c)	505,568	7,184,127
AllianzGI Best Styles U.S. Equity (a)(c)	637,937	9,907,161
AllianzGI Emerging Markets Consumer (a)(b)	65,319	893,559
AllianzGI Emerging Markets Small-Cap (a)(b)	60,901	931,785
AllianzGI Focused Growth (a)(b)	47,343	1,867,192
AllianzGI Global Natural Resources (a)(b)	65,758	1,075,147
AllianzGI High Yield Bond (a)(b)	217,385	1,919,505
AllianzGI International Small-Cap (a)(b)	29,830	1,071,184
AllianzGI Mid-Cap (a)(b)	320,182	1,290,334
AllianzGI NFJ Mid-Cap Value (a)(b)	31,797	858,827
AllianzGI U.S. Small-Cap Growth (a)(b)	87,108	1,212,547
Harvest Funds Intermediate Bond (b)	42,507	440,377
PIMCO Mortgage Opportunities (a)(b)	27,589	308,165
PIMCO Senior Floating Rate (a)(b)	172,653	1,707,537

Total Mutual Funds (cost—$34,786,722)		35,908,434

Exchange-Traded Funds—8.5%
PIMCO Broad U.S. TIPS Index (a)	39,512	2,345,092
SPDR S&P 600 Small Cap Value	11,953	1,281,840

Total Exchange-Traded Funds (cost—$3,410,783)		3,626,932

	Principal Amount (000s)
Repurchase Agreements—1.2%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $531,001; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $542,100 including accrued interest
(cost—$531,000)	$531	531,000

Total Investments (cost—$38,728,505)—93.8%		40,066,366

Other assets less liabilities (e)—6.2%		2,628,131

Net Assets—100.0%		$42,694,497

142	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2045 Fund

	Shares	Value
Mutual Funds (a)—90.7%
AllianzGI Advanced Core Bond	56,351	$885,272
AllianzGI Best Styles Emerging Markets Equity (c)	49,030	708,000
AllianzGI Best Styles Global Managed Volatility (d)	48,202	762,067
AllianzGI Best Styles International Equity (c)	325,362	4,623,390
AllianzGI Best Styles U.S. Equity (c)	439,902	6,831,671
AllianzGI Emerging Markets Consumer (b)	46,323	633,703
AllianzGI Emerging Markets Small-Cap (b)	36,772	562,619
AllianzGI Focused Growth (b)	36,293	1,431,402
AllianzGI Global Natural Resources (b)	39,165	640,347
AllianzGI High Yield Bond (b)	129,547	1,143,903
AllianzGI International Small-Cap (b)	21,325	765,777
AllianzGI Mid-Cap (b)	254,411	1,025,277
AllianzGI NFJ Mid-Cap Value (b)	33,160	895,645
AllianzGI U.S. Small-Cap Growth (b)	62,672	872,394
PIMCO Mortgage Opportunities (b)	421	4,706
PIMCO Senior Floating Rate (b)	128,663	1,272,475

Total Mutual Funds (cost—$22,188,326)		23,058,648

Exchange-Traded Funds—2.9%
SPDR S&P 600 Small Cap Value (cost—$701,006)	7,027	753,576

	Principal Amount (000s)
Repurchase Agreements—1.8%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $450,001; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $463,913 including accrued interest
(cost—$450,000)	$450	450,000

Total Investments (cost—$23,339,332)—95.4%		24,262,224

Other assets less liabilities (e)—4.6%		1,157,668

Net Assets—100.0%		$25,419,892

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	143

Schedule of Investments

September 30, 2016

AllianzGI Retirement 2050 Fund

	Shares	Value
Mutual Funds (a)—88.7%
AllianzGI Advanced Core Bond	29,310	$460,467
AllianzGI Best Styles Emerging Markets Equity (c)	52,068	751,867
AllianzGI Best Styles Global Managed Volatility (d)	44,770	707,807
AllianzGI Best Styles International Equity (c)	309,860	4,403,115
AllianzGI Best Styles U.S. Equity (c)	371,555	5,770,251
AllianzGI Emerging Markets Consumer (b)	49,919	682,888
AllianzGI Emerging Markets Small-Cap (b)	30,427	465,535
AllianzGI Focused Growth (b)	31,881	1,257,389
AllianzGI Global Natural Resources (b)	36,361	594,510
AllianzGI High Yield Bond (b)	133,652	1,180,146
AllianzGI International Small-Cap (b)	19,797	710,893
AllianzGI Mid-Cap (b)	236,832	954,433
AllianzGI NFJ Mid-Cap Value (b)	35,175	950,082
AllianzGI U.S. Small-Cap Growth (b)	52,465	730,315
PIMCO Mortgage Opportunities (b)	358	4,003
PIMCO Senior Floating Rate (b)	143,290	1,417,142

Total Mutual Funds (cost—$20,403,478)		21,040,843

Exchange-Traded Funds—4.0%
PIMCO Broad U.S. TIPS Index (a)	3,976	235,981
SPDR S&P 600 Small Cap Value	6,595	707,248

Total Exchange-Traded Funds (cost—$896,690)		943,229

	Principal Amount (000s)
Repurchase Agreements—3.1%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $728,002; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $745,388 including accrued interest
(cost—$728,000)	$728	728,000

Total Investments (cost—$22,028,168)—95.8%		22,712,072

Other assets less liabilities (e)—4.2%		997,803

Net Assets—100.0%		$23,709,875

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2055 Fund

	Shares	Value
Mutual Funds (a)—92.0%
AllianzGI Advanced Core Bond	10,091	$158,534
AllianzGI Best Styles Emerging Markets Equity (c)	20,804	300,416
AllianzGI Best Styles Global Managed Volatility (d)	15,284	241,639
AllianzGI Best Styles International Equity (c)	104,205	1,480,747
AllianzGI Best Styles U.S. Equity (c)	124,270	1,929,916
AllianzGI Emerging Markets Consumer (b)	14,831	202,892
AllianzGI Emerging Markets Small-Cap (b)	10,210	156,206
AllianzGI Focused Growth (b)	10,868	428,631
AllianzGI Global Natural Resources (b)	12,865	210,342
AllianzGI High Yield Bond (b)	44,686	394,579
AllianzGI International Small-Cap (b)	6,781	243,498
AllianzGI Mid-Cap (b)	80,065	322,663
AllianzGI NFJ Mid-Cap Value (b)	11,875	320,748
AllianzGI U.S. Small-Cap Growth (b)	17,271	240,415
PIMCO Investment Grade Corporate Bond (b)	12,447	131,818
PIMCO Mortgage Opportunities (b)	19,616	219,113
PIMCO Senior Floating Rate (b)	49,251	487,091

Total Mutual Funds (cost—$7,133,335)		7,469,248

Exchange-Traded Funds—2.9%
SPDR S&P 600 Small Cap Value (cost—$218,307)	2,209	236,893

	Principal Amount (000s)
Repurchase Agreements—5.8%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $472,001; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $484,763 including accrued interest
(cost—$472,000)	$472	472,000

Total Investments (cost—$7,823,642)—100.7%		8,178,141

Liabilities in excess of other assets (e)—(0.7)%		(55,394)

Net Assets—100.0%		$8,122,747

144	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

AllianzGI Retirement Income Fund

	Shares	Value
Mutual Funds—91.3%
AllianzGI Advanced Core Bond (a)	161,472	$2,536,721
AllianzGI Best Styles Emerging Markets Equity (a)(c)	34,975	505,039
AllianzGI Best Styles Global Managed Volatility (a)(d)	37,501	592,885
AllianzGI Best Styles International Equity (a)(c)	158,093	2,246,505
AllianzGI Best Styles U.S. Equity (a)(c)	291,252	4,523,145
AllianzGI Emerging Markets Consumer (a)(b)	48,377	661,794
AllianzGI Global Natural Resources (a)(b)	18,080	295,605
AllianzGI High Yield Bond (a)(b)	366,523	3,236,398
AllianzGI International Small-Cap (a)(b)	4,776	171,512
AllianzGI Mid-Cap (a)(b)	42,105	169,683
AllianzGI Short Duration High Income (a)(b)	706,179	10,769,225
AllianzGI Structured Return (a)(b)	29,549	471,610
Harvest Funds Intermediate Bond (b)	55,195	571,822
PIMCO Capital Securities and Financials (a)(b)	255,277	2,540,003
PIMCO Emerging Markets Bond (a)(b)	125,884	1,325,558
PIMCO Income (a)(b)	638,386	7,698,932
PIMCO Investment Grade Corporate Bond (a)(b)	325,710	3,449,272
PIMCO Mortgage Opportunities (a)(b)	229,466	2,563,133
PIMCO Senior Floating Rate (a)(b)	235,111	2,325,249

Total Mutual Funds (cost—$45,251,317)		46,654,091

Exchange-Traded Funds—4.1%
iShares Core High Dividend	15,077	1,225,459
iShares International Select Dividend	28,039	840,609

Total Exchange-Traded Funds (cost—$1,810,115)		2,066,068

	Principal Amount (000s)
Repurchase Agreements—0.9%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $457,001; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $469,125 including accrued interest
(cost—$457,000)	$457	457,000

Total Investments (cost—$47,518,432)—96.3%		49,177,159

Other assets less liabilities (e)—3.7%		1,912,939

Net Assets—100.0%		$51,090,098

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	145

Schedule of Investments

September 30, 2016

AllianzGI Global Allocation Fund

	Shares	Value
Mutual Funds (a)—94.3%
AllianzGI Advanced Core Bond	7,955,939	$124,987,803
AllianzGI Best Styles Global Equity (c)	14,203,499	224,131,214
AllianzGI Best Styles Global Managed Volatility (d)	3,341,055	52,822,080
AllianzGI Emerging Markets Debt (b)	1,411,884	21,008,835
AllianzGI Emerging Markets Small-Cap (b)	331,743	5,075,661
AllianzGI High Yield Bond (b)	615,950	5,438,839
AllianzGI International Growth (b)	1,501,045	24,752,236
AllianzGI Structured Return (b)	456,209	7,281,102

Total Mutual Funds (cost—$441,105,651)		465,497,770

Exchange-Traded Funds—2.0%
PIMCO Broad U.S. TIPS Index (a) (cost—$9,795,908)	171,512	10,179,477

	Principal Amount (000s)
Repurchase Agreements—2.2%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $10,671,027; collateralized by U.S. Treasury Notes, 1.50%, due 3/31/23, valued at $10,886,106 including accrued interest
(cost—$10,671,000)	$10,671	10,671,000

Total Investments (cost—$461,572,559)—98.5%		486,348,247

Other assets less liabilities (e)—1.5%		7,317,004

Net Assets—100.0%		$493,665,251

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

TIPS—Treasury Inflation Protected Securities

AllianzGI Global Dynamic Allocation Fund

	Shares	Value
Mutual Funds (a)—67.2%
AllianzGI Advanced Core Bond	93,115	$1,462,836
AllianzGI Best Styles Emerging Markets Equity (c)	69,452	1,002,891
AllianzGI Best Styles Global Equity (c)	1,050,282	16,573,444
AllianzGI Best Styles Global Managed Volatility (d)	305,792	4,834,573
AllianzGI Best Styles International Equity (c)	149,513	2,124,582
AllianzGI Best Styles U.S. Equity (c)	279,841	4,345,934
PIMCO Income (b)	63,165	761,767
PIMCO Investment Grade Corporate Bond (b)	235,636	2,495,390
PIMCO Mortgage Opportunities (b)	67,642	755,564
PIMCO Mortgage-Backed Securities (b)	141,692	1,516,105

Total Mutual Funds (cost—$34,923,557)		35,873,086

Exchange-Traded Funds—8.0%
iShares Emerging Markets Local Currency Bond (d)	16,535	758,791
iShares iBoxx $ High Yield Corporate Bond	11,760	1,026,178
iShares TIPS Bond	21,093	2,457,123

Total Exchange-Traded Funds (cost—$4,198,267)		4,242,092

	Principal Amount (000s)
U.S. Treasury Obligations—6.3%
U.S. Treasury Bonds,
3.125%, 2/15/43	$176	205,714
4.375%, 5/15/41	141	198,570
5.25%, 2/15/29	140	194,928
6.875%, 8/15/25	125	180,876
7.625%, 11/15/22	210	288,303
7.875%, 2/15/21	90	116,005
U.S. Treasury Notes,
0.75%, 2/28/18	192	192,075
1.00%, 6/30/19	258	258,998
1.125%, 3/31/20	300	301,453
1.50%, 2/28/19	220	223,455
1.875%, 10/31/17	218	220,793
2.00%, 5/31/21	274	284,478
2.00%, 2/15/23	266	276,432
2.25%, 7/31/18	180	184,859
3.00%, 2/28/17	246	248,666

Total U.S. Treasury Obligations (cost—$3,312,428)		3,375,605

U.S. Government Agency Securities—0.7%
Fannie Mae,
1.375%, 11/15/16	151	151,174
Freddie Mac,
1.00%, 6/29/17	218	218,625

Total U.S. Government Agency Securities (cost—$371,647)		369,799

	Principal Amount (000s)	Value
Repurchase Agreements—16.9%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $9,007,023; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $9,189,638 including accrued interest
(cost—$9,007,000)	$9,007	$9,007,000

Total Investments (cost—$51,812,899)—99.1%		52,867,582

Other assets less liabilities (e)—0.9%		475,611

Net Assets—100.0%		$53,343,193

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

TIPS—Treasury Inflation Protected Securities

146	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

AllianzGI Global Megatrends Fund

	Shares	Value
Mutual Funds (a)(b)—97.4%
AllianzGI Emerging Markets Consumer	46,554	$636,864
AllianzGI Global Natural Resources	39,563	646,851
AllianzGI Global Water	43,031	616,638
AllianzGI Health Sciences	22,122	632,017
AllianzGI Technology	10,894	636,997

Total Mutual Funds (cost—$3,212,181)		3,169,367

	Principal Amount (000s)
Repurchase Agreements—3.2%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $104,000; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $109,463 including accrued interest
(cost—$104,000)	$104	104,000

Total Investments (cost—$3,316,181)—100.6%		3,273,367

Liabilities in excess of other assets—(0.6)%		(19,175)

Net Assets—100.0%		$3,254,192

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

AllianzGI Best Styles Emerging Markets Equity Fund

	Shares	Value
Common Stock—89.3%
Brazil—4.4%
Banco do Brasil S.A.	22,800	$159,845
Banco Santander Brasil S.A. UNIT	6,200	41,941
BM&FBovespa S.A.—Bolsa de Valores Mercadorias e Futuros	23,500	121,469
CETIP S.A.—Mercados Organizados	2,000	26,370
JBS S.A.	12,100	43,978
MRV Engenharia e Participacoes S.A.	31,900	117,118
Raia Drogasil S.A.	500	10,190
Transmissora Alianca de Energia Eletrica S.A. UNIT	5,000	32,256

		553,167

China—29.7%
AAC Technologies Holdings, Inc.	500	5,052
Agricultural Bank of China Ltd., Class H	231,000	99,639
Alibaba Group Holding Ltd. ADR (d)	1,394	147,471
Baidu, Inc. ADR (d)	160	29,131
Bank of China Ltd., Class H	351,000	162,093
Bank of Communications Co., Ltd., Class H	194,000	149,215
Beijing Capital International Airport Co., Ltd., Class H	10,000	11,399
China Communications Construction Co., Ltd., Class H	6,000	6,367
China Communications Services Corp. Ltd., Class H	50,000	31,384
China Construction Bank Corp., Class H	100,000	75,104
China Dongxiang Group Co., Ltd.	34,000	6,733
China Everbright Bank Co., Ltd., Class H	130,000	60,885
China High Speed Transmission Equipment Group Co., Ltd.	15,000	15,272
China Maple Leaf Educational Systems Ltd.	14,000	13,029
China Merchants Bank Co., Ltd., Class H	54,000	137,324
China Minsheng Banking Corp., Ltd., Class H	103,500	120,238
China Mobile Ltd.	9,500	116,701
China Power International Development Ltd.	263,000	101,899
China Southern Airlines Co., Ltd., Class H	80,000	45,129
China Vanke Co., Ltd., Class H	58,700	153,462
Chongqing Rural Commercial Bank Co., Ltd., Class H	217,000	134,576
Fuguiniao Co., Ltd., Class H (c)(e)	22,200	11,105
Guangzhou Automobile Group Co., Ltd., Class H	80,000	103,464
Guangzhou R&F Properties Co., Ltd., Class H	86,800	137,548
Hua Hong Semiconductor Ltd. (a)	11,000	12,831
Industrial & Commercial Bank of China Ltd., Class H	399,000	253,234

	Shares	Value
Jiangsu Expressway Co., Ltd., Class H	20,000	$27,755
Longfor Properties Co., Ltd.	28,000	43,255
NetEase, Inc. ADR	763	183,715
Nexteer Automotive Group Ltd.	47,000	61,452
Shenzhen Expressway Co., Ltd., Class H	76,000	80,227
Sichuan Expressway Co., Ltd., Class H	38,000	14,541
Sinopec Shanghai Petrochemical Co., Ltd., Class H	144,000	73,127
Sinopharm Group Co., Ltd., Class H	24,800	120,114
Skyworth Digital Holdings Ltd.	26,000	18,877
Sunny Optical Technology Group Co., Ltd.	25,000	124,216
Tencent Holdings Ltd.	21,200	589,403
Tianneng Power International Ltd.	70,000	59,922
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	55,600	83,714
Yuzhou Properties Co., Ltd.	35,000	13,005
Zhejiang Expressway Co., Ltd., Class H	74,000	78,396

		3,712,004

Colombia—0.3%
Cementos Argos S.A.	1,630	6,490
Corp. Financiera Colombiana S.A.	1,220	16,019
Grupo de Inversiones Suramericana S.A.	456	5,950
Interconexion Electrica S.A. ESP	2,171	7,341

		35,800

Czech Republic—0.1%
Moneta Money Bank AS (a)(d)	5,713	18,193

Denmark—0.3%
Bakkafrost P/F	918	38,404

Hong Kong—0.7%
Kerry Properties Ltd.	10,000	32,853
Man Wah Holdings Ltd.	60,000	38,589
XTEP International Holdings Ltd.	30,000	14,057

		85,499

Hungary—1.1%
Magyar Telekom Telecommunications PLC	11,429	18,758
MOL Hungarian Oil & Gas PLC	677	41,942
OTP Bank PLC	1,289	33,864
Richter Gedeon Nyrt	2,123	43,145

		137,709

India—0.1%
Axis Bank Ltd. GDR	182	7,316

Indonesia—2.5%
Bank Negara Indonesia Persero Tbk PT	61,900	26,406
Gudang Garam Tbk PT	9,000	42,826
Telekomunikasi Indonesia Persero Tbk PT	484,800	161,433

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	147

Schedule of Investments

September 30, 2016

	Shares	Value
Telekomunikasi Indonesia Persero Tbk PT ADR	977	$64,560
Waskita Karya Persero Tbk PT	99,200	19,960

		315,185

Korea (Republic of)—16.7%
Coway Co., Ltd.	900	78,179
DIO Corp. (d)	303	14,244
Dongbu Insurance Co., Ltd.	100	6,217
Doosan Heavy Industries & Construction Co., Ltd.	733	17,346
GS Holdings	1,386	67,766
Hanil Cement Co., Ltd.	155	10,693
Hanwha Chemical Corp.	5,457	120,878
Hanwha General Insurance Co., Ltd.	3,318	19,693
Hanwha Techwin Co., Ltd.	164	9,516
Hyundai Mobis Co., Ltd.	427	107,158
Hyundai Securities Co., Ltd.	5,914	38,670
Korea Electric Power Corp.	2,754	134,908
Korea Electric Power Corp. ADR	2,311	56,342
Korea Petrochemical Ind Co., Ltd.	511	99,947
KT&G Corp.	127	14,463
LG Household & Health Care Ltd.	123	107,040
Lotte Chemical Corp.	100	27,259
S&T Motiv Co., Ltd.	816	35,356
S-Oil Corp.	1,756	130,481
Samsung Electronics Co., Ltd.	308	448,683
Samsung Electronics Co., Ltd. GDR	91	65,729
Shinhan Financial Group Co., Ltd.	4,485	164,261
Shinsegae, Inc.	36	5,955
SK Innovation Co., Ltd.	1,019	150,982
Tongyang Life Insurance Co., Ltd.	894	9,249
Woori Bank	13,742	142,836

		2,083,851

Malaysia—3.3%
AirAsia Bhd.	166,100	112,243
Berjaya Auto Bhd.	44,340	24,446
Hong Leong Financial Group Bhd.	15,200	56,762
MISC Bhd.	10,200	18,622
Sunway Bhd.	17,800	13,343
Tenaga Nasional Bhd.	21,700	75,036
Top Glove Corp. Bhd.	88,400	109,017
YTL Power International Bhd.	18,200	7,041

		416,510

Mexico—3.9%
Alpek S.A.B de C.V.	16,300	27,624
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	7,000	41,264
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	8,400	79,855
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	730	10,678
Grupo Lala S.A.B. de C.V.	50,300	95,984
Industrias Bachoco S.A.B. de C.V. ADR	2,049	102,778
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	21,400	48,407
Nemak S.A.B de C.V. (a)	22,400	24,665
Vitro S.A.B. de C.V., Ser. A	18,400	59,300

		490,555

Philippines—0.4%
DMCI Holdings, Inc.	141,000	35,169

	Shares	Value
Globe Telecom, Inc.	120	$5,066
San Miguel Corp.	3,940	6,630

		46,865

Poland—0.2%
Asseco Poland S.A.	706	10,292
KRUK S.A.	283	17,614

		27,906

Russian Federation—2.1%
Magnitogorsk Iron & Steel OJSC GDR	1,310	7,767
MegaFon PJSC GDR	2,040	19,444
Mobile TeleSystems PJSC ADR	14,675	111,970
Novolipetsk Steel PJSC GDR (d)	1,934	25,139
RusHydro PJSC	24,252	28,860
Severstal PJSC GDR	2,253	27,188
United Co. RUSAL PLC	32,000	10,203
X5 Retail Group NV GDR (d)	961	27,868

		258,439

Singapore—0.3%
Accordia Golf Trust UNIT	13,600	6,732
Croesus Retail Trust UNIT	11,800	7,410
Wing Tai Holdings Ltd.	18,800	23,332

		37,474

South Africa—4.8%
Fortress Income Fund Ltd., Class A	15,592	18,463
Investec Ltd.	1,542	9,466
Liberty Holdings Ltd.	8,314	70,650
Naspers Ltd., Class N	962	166,496
Redefine Properties Ltd. REIT	102,379	85,422
Sappi Ltd. (d)	15,744	81,459
Sasol Ltd.	3,989	108,982
SPAR Group Ltd.	3,805	53,299

		594,237

Taiwan—12.4%
Accton Technology Corp.	73,000	114,085
AmTRAN Technology Co., Ltd.	15,000	11,552
China Motor Corp.	27,000	20,502
Compeq Manufacturing Co., Ltd.	90,000	46,200
CTBC Financial Holding Co., Ltd.	58,000	33,808
Elite Material Co., Ltd.	13,000	35,610
Hon Hai Precision Industry Co., Ltd.	50,210	127,065
Hon Hai Precision Industry Co., Ltd. GDR	3,378	17,015
Inventec Corp.	56,000	45,972
Lite-On Technology Corp.	79,439	114,847
Mitac Holdings Corp.	11,437	11,814
Pegatron Corp.	52,000	134,576
Powertech Technology, Inc.	18,000	46,780
Silergy Corp.	2,000	29,665
Siliconware Precision Industries Co., Ltd. ADR	2,967	21,956
Sinbon Electronics Co., Ltd.	16,479	38,057
Taiwan Business Bank	25,200	6,421
Taiwan Semiconductor Manufacturing Co., Ltd.	77,000	452,617
Tong Yang Industry Co., Ltd.	20,000	47,623
United Microelectronics Corp.	140,000	51,697
Win Semiconductors Corp.	27,100	79,678
Wistron Corp.	85,482	63,758

		1,551,298

Thailand—2.9%
Airports of Thailand PCL (c)	9,600	110,716

	Shares	Value
IRPC PCL (c)	810,900	$114,544
PTT Global Chemical PCL (c)	29,500	50,284
Siam Cement PCL	5,950	89,164

		364,708

Turkey—2.6%
Arcelik AS	7,628	53,685
BIM Birlesik Magazalar AS	2,846	47,474
Petkim Petrokimya Holding AS	5,372	8,144
Tofas Turk Otomobil Fabrikasi AS	14,937	108,914
Turkiye Vakiflar Bankasi Tao	67,998	104,020

		322,237

United Kingdom—0.2%
888 Holdings PLC	2,215	6,359
Polymetal International PLC	1,045	13,120

		19,479

United States—0.3%
First BanCorp (d)	6,253	32,516

Total Common Stock (cost—$10,149,654)		11,149,352

Preferred Stock—3.9%
Brazil—3.3%
Banco Bradesco S.A.	11,412	104,114
Braskem S.A., Class A	12,300	94,969
Centrais Eletricas Brasileiras S.A., Class B (d)	7,300	53,581
Cia de Gas de Sao Paulo—COMGAS, Class A	500	8,056
Cia Energetica de Minas Gerais	5,600	14,774
Petroleo Brasileiro S.A. (d)	32,800	136,862

		412,356

Colombia—0.6%
Banco Davivienda S.A.	7,023	71,853

Total Preferred Stock (cost—$367,623)		484,209

	Principal Amount (000s)
Repurchase Agreements—3.0%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $376,001; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $385,725 including accrued interest
(cost—$376,000)	$376	376,000

Total Investments (cost—$10,893,277) (b)—96.2%		12,009,561

Other assets less liabilities (f)—3.8%		476,263

Net Assets—100.0%		$12,485,824

148	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $8,572,145, representing 68.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $286,649, representing 2.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

(e) Illiquid.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	17.6%
Internet Software & Services	7.6%
Technology Hardware, Storage & Peripherals	7.1%
Oil, Gas & Consumable Fuels	6.0%
Semiconductors & Semiconductor Equipment	5.6%
Chemicals	4.0%
Transportation Infrastructure	3.6%
Real Estate Management & Development	3.4%
Electric Utilities	3.2%
Electronic Equipment, Instruments & Components	3.1%
Auto Components	2.7%
Household Durables	2.5%
Food Products	2.3%
Diversified Telecommunication Services	2.2%
Wireless Telecommunication Services	2.0%
Automobiles	1.9%
Capital Markets	1.6%
Media	1.3%
Airlines	1.3%
Food & Staples Retailing	1.1%
Health Care Equipment & Supplies	1.0%
Health Care Providers & Services	1.0%
Electrical Equipment	0.9%
Communications Equipment	0.9%
Personal Products	0.9%
Construction Materials	0.9%
Insurance	0.8%
Equity Real Estate Investment Trusts (REITs)	0.8%
Independent Power Producers & Energy Traders	0.8%
Metals & Mining	0.7%
Paper & Forest Products	0.7%
Containers & Packaging	0.5%
Tobacco	0.5%
Household Products	0.4%
Pharmaceuticals	0.3%
Industrial Conglomerates	0.3%
Textiles, Apparel & Luxury Goods	0.3%
Construction & Engineering	0.2%
Specialty Retail	0.2%
Diversified Financial Services	0.2%
Marine	0.1%
Consumer Finance	0.1%
Hotels, Restaurants & Leisure	0.1%
Diversified Consumer Services	0.1%
Software	0.1%
Aerospace & Defense	0.1%
Gas Utilities	0.1%
Multi-Utilities	0.1%
Multi-line Retail	0.0%
Repurchase Agreements	3.0%
Other assets less liabilities	3.8%

100.0%

AllianzGI Best Styles Global Equity Fund

	Shares	Value
Common Stock—95.7%
Argentina—0.1%
Grupo Financiero Galicia S.A.	9,918	$308,549

Australia—1.3%
Abacus Property Group REIT	131,640	292,658
BlueScope Steel Ltd.	90,651	541,188
CSR Ltd.	129,771	361,815
Dexus Property Group REIT	178,452	1,254,261
Downer EDI Ltd.	69,437	288,888
Event Hospitality and Entertainment Ltd.	30,008	347,065
Evolution Mining Ltd.	493,410	938,431
Flight Centre Travel Group Ltd.	9,519	266,480
Fortescue Metals Group Ltd.	92,987	355,915
Harvey Norman Holdings Ltd.	92,867	371,740
Investa Office Fund REIT	118,774	416,856
Macquarie Group Ltd.	8,344	527,712
Metcash Ltd. (d)	178,865	287,582
Northern Star Resources Ltd.	43,744	155,014
Qantas Airways Ltd. (d)	59,587	143,117
Southern Cross Media Group Ltd.	228,742	258,442
Star Entertainment Group Ltd.	80,309	372,474
Stockland REIT	27,992	102,518
Tassal Group Ltd.	58,514	181,135
Vicinity Centres REIT	60,822	148,330
Westpac Banking Corp.	19,640	446,852

		8,058,473

Austria—0.4%
BUWOG AG (d)	15,656	423,527
Erste Group Bank AG	20,967	620,868
OMV AG	20,914	602,156
Voestalpine AG	9,706	335,545
Wienerberger AG	15,392	261,329

		2,243,425

Belgium—0.4%
Elia System Operator S.A.	3,491	178,418
Groupe Bruxelles Lambert S.A.	13,756	1,221,021
Solvay S.A.	5,756	666,960
Tessenderlo Chemie NV (d)	8,683	290,728

		2,357,127

Bermuda—0.4%
Aspen Insurance Holdings Ltd.	22,612	1,053,493
DHT Holdings, Inc.	10,237	42,893
Endurance Specialty Holdings Ltd.	6,000	392,700
Everest Re Group Ltd.	2,948	560,031
Maiden Holdings Ltd.	22,123	280,741

		2,329,858

Brazil—0.4%
BM&FBovespa S.A.—Bolsa de Valores Mercadorias e Futuros	144,100	744,837
Cia de Saneamento de Minas Gerais—COPASA	24,000	241,243
JBS S.A.	132,600	481,937
MRV Engenharia e Participacoes S.A.	125,500	460,763
Sao Martinho S.A.	19,900	358,881

		2,287,661

Canada—5.0%
Air Canada (d)	40,329	325,841

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	149

Schedule of Investments

September 30, 2016

	Shares	Value
Alimentation Couche-Tard, Inc., Class B	10,770	$521,938
Artis Real Estate Investment Trust REIT	18,310	173,198
Atco Ltd., Class I	17,373	617,348
Bank of Montreal	26,818	1,757,341
Bank of Nova Scotia	21,529	1,140,818
BCE, Inc.	11,484	530,367
Canadian Imperial Bank of Commerce	16,468	1,276,946
Canadian Tire Corp., Ltd., Class A	7,690	770,084
Canfor Pulp Products, Inc.	18,707	146,297
Celestica, Inc. (d)	27,958	302,393
CGI Group, Inc., Class A (d)	12,887	613,826
Chorus Aviation, Inc.	34,238	160,497
Cogeco Communications, Inc.	17,442	860,966
Element Financial Corp.	43,389	543,045
Entertainment One Ltd.	72,356	212,327
Exchange Income Corp.	9,118	244,639
Fortis, Inc.	27,919	897,826
Genworth MI Canada, Inc.	18,860	485,318
George Weston Ltd.	6,643	554,145
Great-West Lifeco, Inc.	20,177	496,601
Intertape Polymer Group, Inc.	20,100	346,861
Laurentian Bank of Canada	49,573	1,852,257
Linamar Corp.	25,734	1,074,514
Loblaw Cos., Ltd.	11,353	584,113
Magna International, Inc.	13,623	584,814
Manulife Financial Corp.	43,787	617,781
Martinrea International, Inc.	22,785	141,543
Metro, Inc.	32,692	1,073,245
National Bank of Canada	17,678	626,838
Open Text Corp.	3,456	223,858
Power Corp. of Canada	25,895	548,513
Power Financial Corp.	11,721	271,594
Raging River Exploration, Inc. (d)	34,666	284,314
Royal Bank of Canada	47,010	2,911,721
Stantec, Inc.	14,382	337,968
Sun Life Financial, Inc.	45,962	1,495,574
TELUS Corp.	11,586	382,300
Toronto-Dominion Bank	52,669	2,338,079
Transcontinental, Inc., Class A	54,824	736,308
TransForce, Inc.	9,751	201,940
WestJet Airlines Ltd.	22,036	384,973
WSP Global, Inc.	9,135	287,777

		29,938,646

China—3.6%
AAC Technologies Holdings, Inc.	31,500	318,277
Agile Group Holdings Ltd.	528,000	302,401
Air China Ltd., Class H	432,000	292,026
Alibaba Group Holding Ltd. ADR (d)	19,431	2,055,606
Bank of China Ltd., Class H	1,000,000	461,804
Bank of Communications Co., Ltd., Class H	946,000	727,615
BYD Electronic International Co., Ltd. (d)	413,500	347,053
China Communications Services Corp. Ltd., Class H	294,000	184,536
China Construction Bank Corp., Class H	1,148,000	862,192
China Evergrande Group	757,000	517,280
China High Speed Transmission Equipment Group Co., Ltd.	564,000	574,244
China Lumena New Materials Corp. (c)(d)(e)	62,000	1,199

	Shares	Value
China Merchants Bank Co., Ltd., Class H	152,000	$386,541
China Mobile Ltd.	37,000	454,521
China Petroleum & Chemical Corp., Class H	2,582,000	1,906,188
China Railway Construction Corp., Ltd., Class H	228,000	261,257
China Southern Airlines Co., Ltd., Class H	1,020,000	575,388
Chongqing Rural Commercial Bank Co., Ltd., Class H	227,000	140,778
Great Wall Motor Co., Ltd., Class H	271,500	266,980
Guangzhou Automobile Group Co., Ltd., Class H	610,000	788,916
Guangzhou R&F Properties Co., Ltd., Class H	100,800	159,733
Huaneng Power International, Inc., Class H	290,000	182,910
Ju Teng International Holdings Ltd.	166,000	49,431
KWG Property Holding Ltd.	609,000	403,414
Lee & Man Paper Manufacturing Ltd.	298,000	272,227
Minth Group Ltd.	116,000	409,205
NetEase, Inc. ADR	8,539	2,056,020
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	42,400	115,151
Shenzhen Expressway Co., Ltd., Class H	300,000	316,687
Sino Biopharmaceutical Ltd.	313,000	211,723
Sinopec Shanghai Petrochemical Co., Ltd., Class H	818,000	415,401
Sinopharm Group Co., Ltd., Class H	151,200	732,311
Skyworth Digital Holdings Ltd.	880,000	638,903
Tencent Holdings Ltd.	107,800	2,997,057
Yuzhou Properties Co., Ltd.	3,194,000	1,186,834
Zhejiang Expressway Co., Ltd., Class H	148,000	156,791

		21,728,600

Colombia—0.0%
Copa Holdings S.A., Class A	2,305	202,679

Czech Republic—0.1%
Moneta Money Bank AS (a)(d)	123,964	394,772

Denmark—0.7%
Bakkafrost P/F	16,543	692,068
Danske Bank A/S	39,661	1,160,318
Dfds A/S	18,185	921,449
Novo Nordisk A/S, Class B	19,878	828,489
Royal Unibrew A/S	12,925	639,478
Schouw & Co. AB	2,970	193,534

		4,435,336

Finland—0.4%
Atria Oyj	18,768	194,175
Cramo Oyj	4,300	110,723
Metsa Board Oyj	15,032	89,017
Oriola KD Oyj, Class B	24,520	111,555
Stora Enso Oyj, Class R	59,799	531,209
UPM-Kymmene Oyj	51,291	1,082,987

		2,119,666

France—3.3%
Alten S.A.	3,179	222,380
APERAM S.A.	1,790	80,702
Arkema S.A.	8,363	774,265

	Shares	Value
Atos SE	20,879	$2,247,803
AXA S.A.	65,572	1,394,202
BNP Paribas S.A.	25,145	1,293,296
Boiron S.A.	1,099	111,728
Capgemini S.A.	10,341	1,013,867
CNP Assurances	38,981	654,916
Eiffage S.A.	2,340	181,852
Faurecia	15,122	593,427
Ipsen S.A.	4,639	325,914
Orange S.A.	68,043	1,066,066
Peugeot S.A. (d)	20,784	317,388
Renault S.A.	6,676	549,229
Rubis SCA	1,414	129,690
Sanofi	20,034	1,525,607
Societe Generale S.A.	18,005	622,869
Teleperformance	6,118	652,613
Thales S.A.	6,849	630,662
Total S.A.	75,328	3,582,642
UBISOFT Entertainment (d)	3,947	149,133
Valeo S.A.	13,532	789,846
Veolia Environnement S.A.	26,215	604,035
Vinci S.A.	8,021	614,234

		20,128,366

Germany—3.3%
Aareal Bank AG	21,203	700,910
BASF SE	11,277	965,596
Bayer AG	22,258	2,235,375
Bayerische Motoren Werke AG	9,477	797,918
Bechtle AG	1,874	216,965
Commerzbank AG	32,216	208,146
Daimler AG	25,238	1,779,975
Deutsche Lufthansa AG	54,539	608,019
Deutsche Post AG	39,380	1,232,927
Deutsche Telekom AG	25,997	436,762
Fresenius SE & Co. KGaA	19,886	1,588,524
Hannover Rueck SE	8,357	895,830
Indus Holding AG	4,430	252,518
Infineon Technologies AG	33,203	592,060
KION Group AG	3,326	215,503
Merck KGaA	6,153	663,692
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6,034	1,126,945
Rheinmetall AG	4,442	309,620
Rhoen Klinikum AG	5,149	156,585
Siemens AG	24,270	2,845,905
Sixt SE	1,301	73,381
Software AG	8,391	355,624
STADA Arzneimittel AG	9,534	530,462
Talanx AG (d)	37,594	1,147,181

		19,936,423

Hong Kong—0.3%
BOC Hong Kong Holdings Ltd.	141,000	479,738
Cathay Pacific Airways Ltd.	54,000	75,489
Dah Sing Banking Group Ltd.	56,800	102,403
Dah Sing Financial Holdings Ltd.	50,400	332,087
EVA Precision Industrial Holdings Ltd.	708,000	85,429
HKT Trust & HKT Ltd. UNIT	250,000	352,612
Kerry Properties Ltd.	43,500	142,909
Xinyi Glass Holdings Ltd.	570,000	518,225

		2,088,892

India—0.2%
Infosys Ltd. ADR	18,608	293,634
Tata Motors Ltd. ADR	27,848	1,113,363

		1,406,997

150	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

	Shares	Value
Indonesia—0.7%
Bank Negara Indonesia Persero Tbk PT	2,961,800	$1,263,486
Bumi Serpong Damai Tbk PT	1,880,200	318,654
Indofood CBP Sukses Makmur Tbk PT	720,100	524,137
Indofood Sukses Makmur Tbk PT	699,000	467,481
Telekomunikasi Indonesia Persero Tbk PT	3,379,900	1,125,465
United Tractors Tbk PT	300,300	409,136

		4,108,359

Ireland—0.4%
AerCap Holdings NV (d)	4,506	173,436
Medtronic PLC	18,292	1,580,429
Smurfit Kappa Group PLC	31,476	703,635

		2,457,500

Israel—0.3%
Teva Pharmaceutical Industries Ltd.	36,056	1,673,534

Italy—0.7%
Brembo SpA	4,558	271,984
Enel SpA	194,707	867,754
Interpump Group SpA	17,750	302,482
Intesa Sanpaolo SpA	253,554	562,916
Iren SpA	186,753	321,132
Mediobanca SpA	23,340	151,905
Recordati SpA	34,667	1,114,187
Terna Rete Elettrica Nazionale SpA	102,621	528,965
Unipol Gruppo Finanziario SpA	92,300	235,844

		4,357,169

Japan—5.5%
Aida Engineering Ltd.	5,000	40,038
BML, Inc.	9,700	255,279
Capcom Co., Ltd.	12,200	300,156
Central Japan Railway Co.	7,300	1,249,796
COMSYS Holdings Corp.	19,600	348,258
Concordia Financial Group Ltd. (d)	94,000	410,145
Daito Trust Construction Co., Ltd.	7,200	1,151,565
Daiwa House Industry Co., Ltd.	12,400	340,314
Exedy Corp.	6,100	155,084
Haseko Corp.	42,000	403,987
Idemitsu Kosan Co., Ltd.	23,500	486,548
ITOCHU Corp.	62,200	783,071
Japan Airlines Co., Ltd.	18,100	532,058
Kajima Corp.	66,000	461,860
KDDI Corp.	60,600	1,877,509
Maeda Corp.	68,000	578,143
Matsumotokiyoshi Holdings Co., Ltd.	7,500	387,528
Mitsubishi Chemical Holdings Corp.	105,200	659,541
Mitsubishi Gas Chemical Co., Inc.	9,500	136,012
Mitsubishi UFJ Financial Group, Inc.	478,800	2,425,640
Mitsuboshi Belting Ltd.	5,000	42,486
Mizuho Financial Group, Inc.	356,000	600,016
Nippon Paper Industries Co., Ltd.	22,500	411,648
Nippon Telegraph & Telephone Corp.	54,300	2,483,462
Nissan Motor Co., Ltd.	212,000	2,079,480

	Shares	Value
Nomura Real Estate Holdings, Inc.	19,500	$329,615
Obayashi Corp.	70,600	700,266
Okumura Corp.	102,000	580,464
ORIX Corp.	157,500	2,323,542
PanaHome Corp.	68,000	541,413
Paramount Bed Holdings Co., Ltd.	8,100	306,218
Raito Kogyo Co., Ltd.	54,700	658,874
Rengo Co., Ltd.	48,000	294,745
Resona Holdings, Inc.	130,000	546,728
Sanyo Special Steel Co., Ltd.	32,000	179,616
Sapporo Holdings Ltd.	16,100	446,319
SCREEN Holdings Co., Ltd.	7,400	477,060
Sekisui House Ltd.	39,300	669,541
Sojitz Corp.	160,400	410,959
Sompo Japan Nipponkoa Holdings, Inc.	13,500	400,105
Sumitomo Electric Industries Ltd.	37,600	531,540
Sumitomo Forestry Co., Ltd.	27,300	365,374
Sumitomo Mitsui Financial Group, Inc.	16,000	540,474
Sumitomo Mitsui Trust Holdings, Inc.	17,000	555,417
Sumitomo Osaka Cement Co., Ltd.	69,000	320,312
Toshiba Plant Systems & Services Corp.	22,000	355,571
Toyota Motor Corp.	26,300	1,525,570
Ulvac, Inc.	7,200	215,181
West Japan Railway Co.	9,300	576,918
Yokohama Rubber Co., Ltd.	34,900	558,654

		33,010,100

Korea (Republic of)—2.3%
Hankook Tire Co., Ltd.	12,719	687,670
Hanwha Chemical Corp.	21,122	467,872
Hyosung Corp.	2,894	343,852
Hyundai Mipo Dockyard Co., Ltd. (d)	3,487	237,068
KB Financial Group, Inc.	20,789	715,037
KB Insurance Co., Ltd.	8,723	216,363
Kia Motors Corp.	14,472	556,041
Korea Electric Power Corp.	19,085	934,902
Korea Gas Corp.	4,024	162,442
Korea Petrochemical Ind Co., Ltd.	1,016	198,720
KT&G Corp.	8,192	932,900
LG Corp.	8,562	505,976
LG Display Co., Ltd.	17,382	444,372
LG Electronics, Inc.	7,421	324,093
LG International Corp.	9,963	317,499
Lotte Chemical Corp.	795	216,711
LS Corp.	5,577	296,291
Meritz Securities Co., Ltd.	56,718	174,860
S&T Motiv Co., Ltd.	2,515	108,971
S-Oil Corp.	7,659	569,106
Samsung Electronics Co., Ltd. GDR	4,162	3,007,045
SK Innovation Co., Ltd.	10,483	1,553,235
Tongyang Life Insurance Co., Ltd.	20,122	208,168
Woori Bank	53,982	561,095

		13,740,289

Malaysia—0.3%
MISC Bhd.	186,100	339,755
Tenaga Nasional Bhd.	358,700	1,240,336
Westports Holdings Bhd.	290,100	308,209

		1,888,300

Mexico—0.3%
Alfa S.A.B. de C.V., Class A	242,100	377,076
Gruma S.A.B. de C.V., Class B	32,177	422,140

	Shares	Value
Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	1,656	$157,270
Grupo Lala S.A.B. de C.V.	157,300	300,164
Industrias Bachoco S.A.B. de C.V. ADR	13,488	676,558

		1,933,208

Netherlands—0.8%
Aegon NV	43,797	167,060
BE Semiconductor Industries NV	8,426	287,457
ING Groep NV	94,513	1,166,821
Koninklijke Ahold Delhaize NV	26,892	612,491
NN Group NV	14,095	432,722
Randstad Holding NV	11,234	510,837
Wolters Kluwer NV	31,429	1,343,626

		4,521,014

New Zealand—0.2%
Air New Zealand Ltd.	518,772	703,698
New Zealand Refining Co., Ltd.	136,587	243,889

		947,587

Norway—0.7%
Kongsberg Automotive ASA (d)	398,038	326,114
Marine Harvest ASA (d)	28,217	506,158
Orkla ASA	144,415	1,495,454
Salmar ASA	24,298	742,843
SpareBank 1 SMN	64,579	450,339
Telenor ASA	6,841	117,637
Veidekke ASA	19,385	298,552

		3,937,097

Philippines—0.1%
Globe Telecom, Inc.	7,525	317,701

Russian Federation—0.1%
Magnitogorsk Iron & Steel OJSC GDR	12,769	75,720
Sistema JSFC GDR	20,972	155,612
Surgutneftegas OJSC ADR	23,410	112,739

		344,071

Singapore—0.7%
AIMS AMP Capital Industrial REIT	168,700	173,809
Broadcom Ltd.	14,607	2,520,000
DBS Group Holdings Ltd.	112,700	1,278,789
Singapore Airlines Ltd.	69,600	537,707

		4,510,305

South Africa—0.2%
Sappi Ltd. (d)	90,562	468,566
Sibanye Gold Ltd. ADR	9,005	127,241
SPAR Group Ltd.	13,820	193,586
Super Group Ltd. (d)	88,045	272,492

		1,061,885

Spain—0.8%
ACS Actividades de Construccion y Servicios S.A.	23,962	724,345
Amadeus IT Group S.A., Class A	24,838	1,239,736
Ebro Foods S.A.	17,919	416,802
Iberdrola S.A.	60,439	410,949
Repsol S.A.	77,837	1,057,355
Telefonica S.A.	99,993	1,011,233

		4,860,420

Sweden—0.5%
Bilia AB	28,126	693,430
BillerudKorsnas AB	6,976	123,443

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	151

Schedule of Investments

September 30, 2016

	Shares	Value
Castellum AB	40,658	$609,137
Holmen AB, Class B	13,409	477,656
Loomis AB, Class B	7,232	223,180
Peab AB	7,414	63,951
Svenska Cellulosa AB SCA, Class B	21,415	635,616
Trelleborg AB, Class B	15,511	303,824

		3,130,237

Switzerland—1.1%
Baloise Holding AG	5,356	648,514
Chubb Ltd.	12,000	1,507,800
Georg Fischer AG	950	832,859
Lonza Group AG (d)	5,479	1,048,674
Swiss Life Holding AG (d)	4,213	1,092,526
Swiss Prime Site AG (d)	7,877	691,754
Swiss Re AG	11,528	1,041,190

		6,863,317

Taiwan—1.0%
Advanced Semiconductor Engineering, Inc.	656,000	787,831
Hon Hai Precision Industry Co., Ltd.	92,000	232,821
Micro-Star International Co., Ltd.	245,000	638,741
Powertech Technology, Inc.	266,000	691,310
Siliconware Precision Industries Co., Ltd.	189,000	283,880
Taiwan Semiconductor Manufacturing Co., Ltd.	613,000	3,603,300

		6,237,883

Thailand—0.6%
Airports of Thailand PCL (c)	69,500	801,539
Bangkok Bank PCL	147,700	695,370
IRPC PCL (c)	1,103,600	155,889
Kiatnakin Bank PCL (c)	203,100	311,308
PTT Global Chemical PCL (c)	285,000	485,793
Siam Cement PCL	63,750	955,327
Supalai PCL (c)	259,900	182,250
Thai Oil PCL (c)	89,700	177,851

		3,765,327

Turkey—0.7%
Cimsa Cimento Sanayi VE Ticaret AS	34,732	172,329
Dogus Otomotiv Servis ve Ticaret AS	31,817	106,567
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	758,456	768,806
Eregli Demir ve Celik Fabrikalari TAS	236,608	325,618
Haci Omer Sabanci Holding AS	191,003	590,901
Tekfen Holding AS	154,734	398,158
Tofas Turk Otomobil Fabrikasi AS	65,075	474,499
Tupras Turkiye Petrol Rafinerileri AS	2,050	38,820
Turk Hava Yollari AO (d)	233,023	399,117
Turkiye Is Bankasi	170,000	269,107
Turkiye Vakiflar Bankasi Tao	241,023	368,707

		3,912,629

United Kingdom—6.0%
3i Group PLC	77,545	653,814
Ashtead Group PLC	11,352	186,562
Bellway PLC	17,995	551,833
Berkeley Group Holdings PLC	8,096	270,517
BGEO Group PLC	5,734	215,829
British American Tobacco PLC	61,627	3,930,324

	Shares	Value
BT Group PLC	137,061	$689,597
Bunzl PLC	21,565	635,917
Centamin PLC	99,873	191,832
Compass Group PLC	69,428	1,344,587
Diageo PLC	51,968	1,488,549
Domino’s Pizza Group PLC	48,222	233,454
DS Smith PLC	122,169	607,891
e2v technologies PLC	53,795	167,099
easyJet PLC	39,615	516,540
Firstgroup PLC (d)	227,438	311,370
Galliford Try PLC	25,768	442,355
GlaxoSmithKline PLC	85,016	1,810,715
Greene King PLC	27,982	280,535
Greggs PLC	20,575	270,364
Halma PLC	40,199	545,776
Imperial Brands PLC	38,599	1,986,714
Informa PLC	106,692	984,328
Intermediate Capital Group PLC	24,704	188,631
International Consolidated Airlines Group S.A.	133,529	689,867
International Game Technology PLC	18,502	451,079
J Sainsbury PLC	210,420	670,200
JD Sports Fashion PLC	30,902	590,828
Keller Group PLC	29,513	335,090
Lookers PLC	122,442	181,715
Micro Focus International PLC	6,156	175,227
Mondi PLC	14,657	307,943
Moneysupermarket.com Group PLC	74,175	288,465
National Express Group PLC	219,870	981,664
Northgate PLC	19,027	106,539
Paragon Group of Cos. PLC	38,336	155,462
RELX PLC	45,611	864,943
Rentokil Initial PLC	144,856	416,343
Royal Dutch Shell PLC, Class A	58,348	1,456,055
Royal Dutch Shell PLC, Class B	150,697	3,906,921
Royal Mail PLC	73,240	464,753
RPC Group PLC	25,575	317,817
Shire PLC	28,059	1,814,383
Stolt-Nielsen Ltd.	14,367	186,715
Taylor Wimpey PLC	243,207	485,095
Trinity Mirror PLC	133,072	157,671
Virgin Money Holdings UK PLC	31,712	127,914
WH Smith PLC	23,657	471,941
WPP PLC	85,201	2,002,702

		36,112,465

United States—51.8%
A Schulman, Inc.	14,192	413,271
AbbVie, Inc.	32,283	2,036,089
ACCO Brands Corp. (d)	37,904	365,395
Activision Blizzard, Inc.	60,858	2,696,009
Adeptus Health, Inc., Class A (d)	3,768	162,212
Advanced Energy Industries, Inc. (d)	9,102	430,707
Aetna, Inc.	21,929	2,531,703
Aflac, Inc.	15,207	1,092,927
AG Mortgage Investment Trust, Inc. REIT	21,943	345,602
Air Lease Corp.	16,196	462,882
Air Methods Corp. (d)	5,723	180,217
Aircastle Ltd.	25,099	498,466
Alaska Air Group, Inc.	17,373	1,144,186
Alere, Inc. (d)	15,224	658,286
Allstate Corp.	17,042	1,178,966
Ally Financial, Inc.	27,493	535,289
Alphabet, Inc., Class A (d)	3,765	3,027,286
Alphabet, Inc., Class C (d)	4,298	3,340,792
Altria Group, Inc.	49,743	3,145,250
Amazon.com, Inc. (d)	4,037	3,380,220
Amdocs Ltd.	25,835	1,494,555

	Shares	Value
Ameren Corp.	4,852	$238,621
American Capital Agency Corp. REIT	33,453	653,672
American Eagle Outfitters, Inc.	33,182	592,631
American Electric Power Co., Inc.	37,077	2,380,714
American Financial Group, Inc.	13,712	1,028,400
Ameriprise Financial, Inc.	3,554	354,583
AmerisourceBergen Corp.	18,090	1,461,310
Amgen, Inc.	31,260	5,214,481
AMN Healthcare Services, Inc. (d)	10,541	335,942
Amsurg Corp. (d)	9,534	639,255
AmTrust Financial Services, Inc.	25,489	683,870
Analog Devices, Inc.	19,595	1,262,898
Annaly Capital Management, Inc. REIT	72,214	758,247
Anthem, Inc.	13,880	1,739,303
Anworth Mortgage Asset Corp. REIT	29,302	144,166
AO Smith Corp.	2,852	281,749
Apollo Commercial Real Estate Finance, Inc. REIT	14,886	243,684
Apollo Investment Corp.	31,704	183,883
Apple, Inc.	44,798	5,064,414
Applied Materials, Inc.	55,823	1,683,063
Ares Commercial Real Estate Corp. REIT	15,752	198,475
ARMOUR Residential REIT, Inc.	13,100	295,274
Arrow Electronics, Inc. (d)	10,467	669,574
AT&T, Inc.	164,381	6,675,512
Atmos Energy Corp.	9,107	678,198
Atwood Oceanics, Inc.	17,122	148,790
Avery Dennison Corp.	3,986	310,071
Avista Corp.	18,337	766,303
Avnet, Inc.	11,181	459,092
Banc of California, Inc.	24,734	431,856
Bank of New York Mellon Corp.	15,728	627,233
Baxter International, Inc.	8,476	403,458
Becton Dickinson and Co.	9,542	1,714,984
Big Lots, Inc.	7,835	374,121
Booz Allen Hamilton Holding Corp.	20,646	652,620
Boston Scientific Corp. (d)	70,758	1,684,040
Briggs & Stratton Corp.	15,658	292,022
Brocade Communications Systems, Inc.	148,289	1,368,707
CA, Inc.	40,010	1,323,531
CACI International, Inc., Class A (d)	3,992	402,793
Cadence Design Systems, Inc. (d)	12,763	325,839
Cambrex Corp. (d)	4,038	179,529
Capital One Financial Corp.	12,280	882,072
CareTrust REIT, Inc. REIT	20,206	298,645
Carlisle Cos., Inc.	11,436	1,172,991
Casey’s General Stores, Inc.	4,687	563,143
Cavium, Inc. (d)	2,918	169,828
CDW Corp.	13,861	633,864
Celanese Corp., Ser. A	16,660	1,108,890
Centene Corp. (d)	4,998	334,666
CenterPoint Energy, Inc.	28,126	653,367
CenterState Banks, Inc.	15,256	270,489
Central Garden & Pet Co., Class A (d)	6,115	151,652
CenturyLink, Inc.	37,785	1,036,443
Charles River Laboratories International, Inc. (d)	7,117	593,131
Chemed Corp.	4,749	669,941

152	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

	Shares	Value
Chemical Financial Corp.	8,629	$380,798
Chemours Co.	17,737	283,792
Chevron Corp.	34,477	3,548,373
Chimera Investment Corp. REIT	22,354	356,546
Cigna Corp.	11,379	1,482,911
Cirrus Logic, Inc. (d)	12,326	655,127
Cisco Systems, Inc.	116,875	3,707,275
Citigroup, Inc.	64,721	3,056,773
Citrix Systems, Inc. (d)	12,999	1,107,775
CNA Financial Corp.	9,689	333,398
Coherent, Inc. (d)	3,740	413,420
Columbus McKinnon Corp.	8,501	151,658
Comcast Corp., Class A	44,228	2,934,086
Commercial Metals Co.	11,764	190,459
Consolidated Edison, Inc.	14,359	1,081,233
Convergys Corp.	46,762	1,422,500
Cooper Cos., Inc.	4,816	863,316
Cooper-Standard Holding, Inc. (d)	4,053	400,436
Corning, Inc.	70,498	1,667,278
CR Bard, Inc.	2,923	655,570
Cracker Barrel Old Country Store, Inc.	1,518	200,710
Crane Co.	4,348	273,967
CVS Health Corp.	38,663	3,440,620
CYS Investments, Inc. REIT	45,407	395,949
Darden Restaurants, Inc.	10,399	637,667
DaVita HealthCare Partners, Inc. (d)	5,858	387,038
Dean Foods Co.	31,127	510,483
Dell Technologies, Inc., Class V (d)	3,862	184,604
Delta Air Lines, Inc.	13,676	538,287
Deluxe Corp.	11,214	749,319
Dime Community Bancshares, Inc.	9,793	164,131
Domtar Corp.	10,675	396,363
Dow Chemical Co.	25,069	1,299,326
DR Horton, Inc.	13,701	413,770
Dr. Pepper Snapple Group, Inc.	10,544	962,773
DTE Energy Co.	2,585	242,137
DuPont Fabros Technology, Inc.	13,863	571,849
Dynex Capital, Inc. REIT	26,861	199,309
E*TRADE Financial Corp. (d)	15,069	438,809
Eastman Chemical Co.	12,253	829,283
Edison International	5,260	380,035
Electronic Arts, Inc. (d)	4,179	356,887
Ensign Group, Inc.	12,899	259,657
Entergy Corp.	13,781	1,057,416
Enterprise Financial Services Corp.	7,881	246,281
Ethan Allen Interiors, Inc.	8,997	281,336
Euronet Worldwide, Inc. (d)	5,147	421,179
Exelon Corp.	40,843	1,359,663
Express, Inc. (d)	21,324	251,410
Exxon Mobil Corp.	57,414	5,011,094
Facebook, Inc., Class A (d)	43,286	5,552,295
Fidelity National Information Services, Inc.	17,782	1,369,747
First American Financial Corp.	14,119	554,594
First Merchants Corp.	5,474	146,430
FirstEnergy Corp.	41,883	1,385,490
Flextronics International Ltd. (d)	49,581	675,293
Foot Locker, Inc.	16,527	1,119,208
Ford Motor Co.	49,531	597,839
Fresh Del Monte Produce, Inc.	10,123	606,368
GameStop Corp., Class A	10,611	292,757
GATX Corp.	18,297	815,131
General Electric Co.	95,589	2,831,346

	Shares	Value
General Motors Co.	42,675	$1,355,785
Gilead Sciences, Inc.	15,355	1,214,888
Global Payments, Inc.	6,673	512,219
Goldman Sachs Group, Inc.	3,882	626,050
Goodyear Tire & Rubber Co.	20,383	658,371
Great Plains Energy, Inc.	23,476	640,660
Great Western Bancorp, Inc.	7,041	234,606
Group 1 Automotive, Inc.	4,467	285,352
Hanover Insurance Group, Inc.	9,291	700,727
Hartford Financial Services Group, Inc.	19,811	848,307
Hawaiian Holdings, Inc. (d)	5,224	253,886
HCA Holdings, Inc. (d)	13,526	1,022,971
Hewlett Packard Enterprise Co.	68,060	1,548,365
Hill-Rom Holdings, Inc.	12,250	759,255
Hologic, Inc. (d)	25,446	988,068
Home BancShares, Inc.	18,459	384,132
Home Depot, Inc.	28,582	3,677,932
Horizon Pharma PLC (d)	16,190	293,525
Huntington Bancshares, Inc.	79,607	784,925
Huntington Ingalls Industries, Inc.	7,481	1,147,735
Huntsman Corp.	29,599	481,576
II-VI, Inc. (d)	14,690	357,408
INC Research Holdings, Inc., Class A (d)	6,832	304,571
Ingredion, Inc.	16,286	2,167,015
Integra LifeSciences Holdings Corp. (d)	4,652	384,023
Intel Corp.	87,711	3,311,090
Intercontinental Exchange, Inc.	1,543	415,622
International Paper Co.	9,891	474,570
Invesco Ltd.	9,000	281,430
Invesco Mortgage Capital, Inc. REIT	25,812	393,117
j2 Global, Inc.	7,549	502,839
Jabil Circuit, Inc.	26,535	578,994
Jack in the Box, Inc.	7,364	706,502
JetBlue Airways Corp. (d)	21,387	368,712
JM Smucker Co.	8,467	1,147,617
Johnson & Johnson	60,963	7,201,559
Jones Lang LaSalle, Inc.	2,000	227,580
JPMorgan Chase & Co.	55,602	3,702,537
Juniper Networks, Inc.	23,183	557,783
KAR Auction Services, Inc.	15,621	674,202
Knoll, Inc.	12,738	291,063
Kohl’s Corp.	12,289	537,644
Kraton Performance Polymers, Inc. (d)	8,940	313,258
Kroger Co.	25,934	769,721
Laboratory Corp. of America Holdings (d)	8,448	1,161,431
Lam Research Corp.	25,820	2,445,412
Lear Corp.	23,047	2,793,757
Leggett & Platt, Inc.	12,495	569,522
Lincoln National Corp.	31,843	1,495,984
Lowe’s Cos., Inc.	19,888	1,436,112
Lumentum Holdings, Inc. (d)	11,499	480,313
LyondellBasell Industries NV, Class A	17,552	1,415,744
MainSource Financial Group, Inc.	11,063	276,022
Manhattan Associates, Inc. (d)	3,001	172,918
Marathon Petroleum Corp.	31,676	1,285,729
Marriott Vacations Worldwide Corp.	6,419	470,641
Masimo Corp. (d)	9,082	540,288
McDonald’s Corp.	18,239	2,104,051
McKesson Corp.	10,544	1,758,212
Mentor Graphics Corp.	25,865	683,871
Mercer International, Inc.	17,401	147,386
Merck & Co., Inc.	26,975	1,683,510
MetLife, Inc.	22,854	1,015,403

	Shares	Value
Mettler-Toledo International, Inc. (d)	3,361	$1,411,049
MFA Financial, Inc. REIT	52,582	393,313
Microsoft Corp.	43,023	2,478,125
MKS Instruments, Inc.	7,118	353,978
Mohawk Industries, Inc. (d)	2,432	487,227
Morgan Stanley	51,576	1,653,527
MSCI, Inc.	8,234	691,162
MTGE Investment Corp.	17,671	303,764
Nasdaq, Inc.	5,000	337,700
Natus Medical, Inc. (d)	10,862	426,768
Navigators Group, Inc.	3,149	305,201
NETGEAR, Inc. (d)	7,004	423,672
NeuStar, Inc., Class A (d)	16,921	449,929
New Residential Investment Corp. REIT	41,625	574,841
Newell Brands, Inc.	29,337	1,544,886
Northrop Grumman Corp.	5,410	1,157,470
Nuance Communications, Inc. (d)	22,241	322,495
NVIDIA Corp.	7,297	499,990
Omega Protein Corp. (d)	15,142	353,869
Omnicell, Inc. (d)	10,048	384,838
Omnicom Group, Inc.	17,656	1,500,760
On Assignment, Inc. (d)	2,254	81,798
ON Semiconductor Corp. (d)	63,079	777,133
ONE Gas, Inc.	4,806	297,203
Owens Corning	3,638	194,233
Penske Automotive Group, Inc.	12,847	618,968
Pfizer, Inc.	87,705	2,970,568
PG&E Corp.	52,933	3,237,912
Phillips 66	18,797	1,514,098
Pinnacle Foods, Inc.	34,517	1,731,718
Pitney Bowes, Inc.	16,609	301,619
PNC Financial Services Group, Inc.	19,837	1,787,115
Pool Corp.	2,940	277,889
Press Ganey Holdings, Inc. (d)	9,951	402,020
Priceline Group, Inc. (d)	266	391,416
Primerica, Inc.	10,445	553,898
Principal Financial Group, Inc.	25,676	1,322,571
PrivateBancorp, Inc.	9,244	424,484
Provident Financial Services, Inc.	8,837	187,610
Prudential Financial, Inc.	7,336	598,984
Public Service Enterprise Group, Inc.	45,446	1,902,824
Qorvo, Inc. (d)	10,829	603,608
Quest Diagnostics, Inc.	16,659	1,409,851
Quintiles IMS Holdings, Inc. (d)	11,159	904,549
Reinsurance Group of America, Inc.	6,886	743,275
Reliance Steel & Aluminum Co.	4,115	296,403
Reynolds American, Inc.	43,518	2,051,874
Royal Caribbean Cruises Ltd.	5,636	422,418
Sanmina Corp. (d)	36,119	1,028,308
Science Applications International Corp.	7,396	513,061
Signature Bank (d)	3,184	377,145
Sinclair Broadcast Group, Inc.	14,023	404,984
Skyworks Solutions, Inc.	20,943	1,594,600
Snap-on, Inc.	2,386	362,577
Sonoco Products Co.	3,651	192,882
Southwest Airlines Co.	8,604	334,610
SpartanNash Co.	5,053	146,133
Spirit AeroSystems Holdings, Inc., Class A (d)	19,901	886,391
Spirit Realty Capital, Inc. REIT	45,282	603,609
SS&C Technologies Holdings, Inc.	8,114	260,865
Stanley Black & Decker, Inc.	13,542	1,665,395
Stoneridge, Inc. (d)	13,492	248,253
Stryker Corp.	5,543	645,261

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	153

Schedule of Investments

September 30, 2016

	Shares	Value
SunTrust Banks, Inc.	41,231	$1,805,918
Superior Industries International, Inc.	31,772	926,472
Sykes Enterprises, Inc. (d)	5,135	144,448
Synchrony Financial	30,570	855,960
Sysco Corp.	22,856	1,120,173
Tahoe Resources, Inc.	35,922	460,542
Teleflex, Inc.	5,898	991,159
Teradyne, Inc.	22,438	484,212
Tessera Technologies, Inc.	10,845	416,882
Texas Roadhouse, Inc.	13,432	524,251
Thermo Fisher Scientific, Inc.	13,139	2,089,889
Thor Industries, Inc.	7,362	623,561
Time Warner, Inc.	16,553	1,317,784
TiVo Corp. (d)	19,032	370,743
Tower International, Inc.	9,959	240,012
Travelers Cos., Inc.	11,746	1,345,504
Trustmark Corp.	14,198	391,297
Tyson Foods, Inc., Class A	49,207	3,674,287
Union Bankshares Corp.	11,012	294,791
United Continental Holdings, Inc. (d)	6,046	317,234
UnitedHealth Group, Inc.	28,663	4,012,820
Universal Health Services, Inc., Class B	5,007	616,963
Unum Group	33,353	1,177,694
USANA Health Sciences, Inc. (d)	4,277	591,723
Vail Resorts, Inc.	1,777	278,776
Valero Energy Corp.	35,148	1,862,844
Varian Medical Systems, Inc. (d)	4,686	466,398
VCA, Inc. (d)	4,194	293,496
Verizon Communications, Inc.	121,583	6,319,884
Vishay Intertechnology, Inc.	28,366	399,677
Wal-Mart Stores, Inc.	20,610	1,486,393
Walt Disney Co.	17,286	1,605,178
Waste Management, Inc.	26,169	1,668,535
Waters Corp. (d)	8,859	1,404,063
WellCare Health Plans, Inc. (d)	2,639	309,001
Wells Fargo & Co.	42,460	1,880,129
Westar Energy, Inc.	4,903	278,245
Western Digital Corp.	9,473	553,886
Whirlpool Corp.	3,741	606,641
Wintrust Financial Corp.	6,309	350,591
WSFS Financial Corp.	9,463	345,305
Xerox Corp.	103,716	1,050,643
Yum! Brands, Inc.	12,012	1,090,810
Zimmer Biomet Holdings, Inc.	13,087	1,701,572

		311,782,475

Total Common Stock (cost—$547,569,836)		575,438,342

Preferred Stock—0.7%
Brazil—0.3%
Banco Bradesco S.A.	68,752	627,238
Braskem S.A., Class A	20,000	154,421
Cia Paranaense de Energia	31,300	323,669
Itau Unibanco Holding S.A.	69,385	757,823

		1,863,151

Germany—0.0%
Jungheinrich AG	6,308	213,500

Korea (Republic of)—0.4%
Samsung Electronics Co., Ltd.	2,000	2,349,600

Total Preferred Stock (cost—$3,506,242)		4,426,251

	Principal Amount (000s)	Value
Repurchase Agreements—4.6%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $27,464,069; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $28,017,188 including accrued interest
(cost—$27,464,000)	$27,464	$27,464,000

Total Investments (cost—$578,540,078) (b)—101.0%		607,328,593

Liabilities in excess of other assets (f)—(1.0)%		(5,754,425)

Net Assets—100.0%		$601,574,168

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $204,853,260, representing 34.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $2,115,829, representing 0.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

(e) Illiquid.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	8.7%
Insurance	5.3%
Oil, Gas & Consumable Fuels	5.0%
Semiconductors & Semiconductor Equipment	4.0%
Health Care Providers & Services	3.9%
Pharmaceuticals	3.9%
Diversified Telecommunication Services	3.7%
Internet Software & Services	3.3%
Food Products	3.0%
Electric Utilities	2.7%
Health Care Equipment & Supplies	2.5%

IT Services	2.4%
Media	2.3%
Technology Hardware, Storage & Peripherals	2.2%
Automobiles	2.1%
Food & Staples Retailing	2.1%
Tobacco	2.0%
Auto Components	2.0%
Chemicals	2.0%
Software	1.9%
Specialty Retail	1.7%
Biotechnology	1.7%
Equity Real Estate Investment Trusts (REITs)	1.6%
Hotels, Restaurants & Leisure	1.6%
Airlines	1.6%
Electronic Equipment, Instruments & Components	1.5%
Household Durables	1.4%
Industrial Conglomerates	1.4%
Life Sciences Tools & Services	1.3%
Capital Markets	1.3%
Construction & Engineering	1.2%
Real Estate Management & Development	1.2%
Communications Equipment	1.1%
Multi-Utilities	1.1%
Commercial Services & Supplies	1.0%
Machinery	0.8%
Diversified Financial Services	0.8%
Trading Companies & Distributors	0.7%
Paper & Forest Products	0.7%
Metals & Mining	0.7%
Aerospace & Defense	0.6%
Internet & Catalog Retail	0.6%
Beverages	0.6%
Road & Rail	0.6%
Containers & Packaging	0.6%
Wireless Telecommunication Services	0.5%
Professional Services	0.4%
Consumer Finance	0.4%
Construction Materials	0.3%
Multi-line Retail	0.3%
Thrifts & Mortgage Finance	0.3%
Transportation Infrastructure	0.3%
Air Freight & Logistics	0.3%
Marine	0.2%
Gas Utilities	0.2%
Electrical Equipment	0.2%
Household Products	0.1%
Health Care Technology	0.1%
Personal Products	0.1%
Building Products	0.1%
Distributors	0.1%
Mortgage Real Estate Investment Trusts (REITs)	0.1%
Water Utilities	0.0%
Independent Power Producers & Energy Traders	0.0%
Energy Equipment & Services	0.0%
Repurchase Agreements	4.6%
Liabilities in excess of other assets	(1.0)%

100.0%

154	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

AllianzGI Best Styles International Equity Fund

	Shares	Value
Common Stock—97.0%
Australia—6.9%
Asaleo Care Ltd.	114,224	$139,719
Australian Pharmaceutical Industries Ltd.	114,542	170,127
Bank of Queensland Ltd.	30,356	265,871
Caltex Australia Ltd.	11,340	299,815
Collins Foods Ltd.	44,121	153,499
Dexus Property Group REIT	41,340	290,561
Estia Health Ltd.	53,056	135,268
Fortescue Metals Group Ltd.	155,192	594,009
Harvey Norman Holdings Ltd.	98,604	394,704
Japara Healthcare Ltd.	101,289	158,777
Macquarie Group Ltd.	5,713	361,316
McMillan Shakespeare Ltd.	16,151	146,888
OZ Minerals Ltd.	25,116	117,448
Qantas Airways Ltd. (d)	101,031	242,658
Select Harvests Ltd.	53,433	233,254
Spotless Group Holdings Ltd.	94,487	77,856
Star Entertainment Group Ltd.	40,096	185,966
Treasury Wine Estates Ltd.	44,720	379,524
Westpac Banking Corp.	25,343	576,608

		4,923,868

Austria—2.0%
Austria Technologie & Systemtechnik AG	4,147	50,944
Erste Group Bank AG	10,228	302,868
Lenzing AG	1,073	125,323
Mayr Melnhof Karton AG	655	72,034
OMV AG	7,962	229,242
Porr AG	5,249	188,621
Telekom Austria AG	30,488	171,759
Voestalpine AG	7,545	260,838

		1,401,629

Belgium—1.0%
AGFA-Gevaert NV (d)	17,997	56,724
Euronav NV	14,673	112,417
UCB S.A.	3,192	247,079
Warehouses De Pauw CVA REIT	3,038	302,003

		718,223

Denmark—1.2%
Alm Brand A/S	21,806	167,086
Bakkafrost P/F	4,427	185,201
Danske Bank A/S	13,809	403,995
Schouw & Co. AB	1,273	82,952

		839,234

Finland—0.6%
Metsa Board Oyj	11,255	66,650
UPM-Kymmene Oyj	15,892	335,553

		402,203

France—10.3%
Alten S.A.	2,630	183,976
Altran Technologies S.A. (d)	9,954	147,197
APERAM S.A.	3,862	174,118
Arkema S.A.	3,698	342,369
Atos SE	4,108	442,261
AXA S.A.	20,055	426,413
BNP Paribas S.A.	10,608	545,607
Bouygues S.A.	8,002	265,373
Capgemini S.A.	4,009	393,056
Cie Generale des Etablissements Michelin	3,426	379,378
Electricite de France S.A.	11,039	134,369
Elior Group (a)	3,453	79,064

	Shares	Value
Engie S.A.	21,932	$340,049
Lagardere SCA	9,803	249,646
Natixis S.A.	48,482	226,211
Orange S.A.	32,579	510,433
Renault S.A.	3,676	302,421
Sanofi	7,794	593,520
SCOR SE	7,588	235,971
Total S.A.	8,223	391,091
Valeo S.A.	7,668	447,571
Vinci S.A.	6,921	529,998

		7,340,092

Germany—6.5%
Bayer AG	5,711	573,557
Covestro AG (a)	5,244	310,330
Daimler AG	7,157	504,766
Deutsche Telekom AG	21,579	362,538
Evonik Industries AG	8,499	287,728
Fresenius SE & Co. KGaA	5,408	431,999
Hannover Rueck SE	3,218	344,954
HeidelbergCement AG	3,197	302,346
K&S AG	7,818	148,453
Merck KGaA	4,525	488,088
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,679	500,345
ProSiebenSat.1 Media SE	3,534	151,521
TUI AG	7,149	101,999
Wuestenrot & Wuerttemberg AG	6,965	139,895

		4,648,519

Greece—0.5%
Hellenic Petroleum S.A. (d)	34,844	155,168
Mytilineos Holdings S.A. (d)	25,585	120,273
Tsakos Energy Navigation Ltd.	16,176	77,968

		353,409

Hong Kong—3.6%
BOC Hong Kong Holdings Ltd.	73,000	248,375
Cathay Pacific Airways Ltd.	153,000	213,884
Cheung Kong Property Holdings Ltd.	58,500	430,318
CK Hutchison Holdings Ltd.	39,920	510,267
HKT Trust & HKT Ltd. UNIT	180,000	253,881
Kerry Properties Ltd.	51,000	167,549
Man Wah Holdings Ltd.	279,200	179,567
Shun Tak Holdings Ltd. (d)	342,000	110,886
WH Group Ltd. (a)	525,500	424,731

		2,539,458

Ireland—1.3%
AerCap Holdings NV (d)	4,972	191,372
CRH PLC	12,455	413,581
Smurfit Kappa Group PLC	5,223	116,758
Total Produce PLC	96,530	178,487

		900,198

Israel—1.3%
Bank Hapoalim BM	56,582	321,281
Israel Corp. Ltd.	1,126	184,628
Teva Pharmaceutical Industries Ltd.	9,400	436,300

		942,209

Italy—2.6%
Assicurazioni Generali SpA	22,231	271,306
Enel SpA	111,416	496,550
Exor SpA	7,549	305,669

	Shares	Value
Immobiliare Grande Distribuzione SIIQ SpA REIT	166,887	$125,759
Intesa Sanpaolo SpA	147,384	327,208
Mediobanca SpA	34,878	226,999
RCS MediaGroup SpA (d)	2,741	2,884
Societa Cattolica di Assicurazioni SCRL	22,458	125,643

		1,882,018

Japan—24.2%
Aeon Co., Ltd.	11,200	165,709
Alfresa Holdings Corp.	9,200	194,804
AOI Electronics Co., Ltd.	7,300	174,717
Aoyama Trading Co., Ltd.	3,200	110,675
Chubu Electric Power Co., Inc.	15,900	231,353
CKD Corp.	19,700	238,527
Dai Nippon Printing Co., Ltd.	21,000	206,002
Dai-ichi Life Insurance Co., Ltd.	21,600	296,341
Daiichi Sankyo Co., Ltd.	15,900	382,052
Daiwa House Industry Co., Ltd.	9,300	255,236
DCM Holdings Co., Ltd.	7,800	67,030
Dentsu, Inc.	6,000	305,386
Duskin Co., Ltd.	3,400	63,377
FamilyMart UNY Holdings Co., Ltd.	5,500	367,160
FUJIFILM Holdings Corp.	7,800	288,934
Fujitsu Ltd.	44,000	236,791
Heiwado Co., Ltd.	6,300	123,041
Hitachi Ltd.	63,000	295,255
Hokuhoku Financial Group, Inc.	11,300	152,048
Idemitsu Kosan Co., Ltd.	15,000	310,563
ITOCHU Corp.	25,400	319,775
J Front Retailing Co., Ltd.	17,400	227,835
Japan Airlines Co., Ltd.	7,800	229,285
JX Holdings, Inc.	53,400	216,140
Kaga Electronics Co., Ltd.	12,200	150,891
Kato Sangyo Co., Ltd.	2,800	66,333
Marubeni Corp.	54,700	280,999
Marudai Food Co., Ltd.	38,000	185,264
Medipal Holdings Corp.	13,500	234,011
Megmilk Snow Brand Co., Ltd.	3,400	124,318
Mitsuba Corp.	9,000	118,639
Mitsubishi Chemical Holdings Corp.	59,500	373,029
Mitsubishi Gas Chemical Co., Inc.	25,500	365,085
Mitsubishi Heavy Industries Ltd.	60,000	250,986
Mitsubishi Materials Corp.	6,900	188,731
Mitsubishi Tanabe Pharma Corp.	10,400	222,751
Mitsubishi UFJ Financial Group, Inc.	111,800	566,388
Mitsui & Co., Ltd.	28,700	397,750
Mixi, Inc.	6,400	231,877
Nagase & Co., Ltd.	10,000	120,318
Nippon Electric Glass Co., Ltd.	33,000	170,871
Nippon Flour Mills Co., Ltd.	12,000	184,462
Nippon Telegraph & Telephone Corp.	8,200	375,035
Nippon Yusen KK	88,000	164,765
Nissan Motor Co., Ltd.	41,900	410,992
Nisshin Oillio Group Ltd.	38,000	176,718
Oki Electric Industry Co., Ltd.	4,300	57,907
Okinawa Cellular Telephone Co.	5,500	166,266
ORIX Corp.	25,500	376,193

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	155

Schedule of Investments

September 30, 2016

	Shares	Value
Otsuka Holdings Co., Ltd.	7,100	$323,637
Ricoh Co., Ltd.	24,000	217,186
Seino Holdings Co., Ltd.	12,800	134,613
Shindengen Electric Manufacturing Co., Ltd.	18,000	71,150
SMK Corp.	30,000	99,724
Sojitz Corp.	65,500	167,817
Sompo Japan Nipponkoa Holdings, Inc.	9,900	293,410
Sumitomo Corp.	30,600	342,556
Sumitomo Electric Industries Ltd.	23,300	329,385
Sumitomo Forestry Co., Ltd.	13,700	183,356
Sumitomo Mitsui Financial Group, Inc.	13,100	442,513
Sumitomo Rubber Industries Ltd.	13,300	201,174
Suzuken Co., Ltd.	7,000	231,144
Taisei Corp.	30,000	225,068
Teijin Ltd.	16,000	310,401
Toho Holdings Co., Ltd.	7,300	154,902
Tohoku Electric Power Co., Inc.	15,300	199,527
TonenGeneral Sekiyu KK	20,000	202,818
Toyoda Gosei Co., Ltd.	8,600	199,950
Toyota Motor Corp.	12,700	736,682
Tsumura & Co.	6,300	179,348
Warabeya Nichiyo Holdings Co., Ltd.	7,200	150,939
West Japan Railway Co.	4,000	248,137
Yokohama Reito Co., Ltd.	17,300	183,854

		17,247,906

Netherlands—1.6%
Accell Group	3,404	86,493
BinckBank NV	21,521	122,692
Heineken Holding NV	4,691	375,823
Koninklijke Ahold Delhaize NV	13,315	303,262
NN Group NV	7,941	243,792

		1,132,062

New Zealand—1.5%
Air New Zealand Ltd.	72,832	98,794
EBOS Group Ltd.	30,470	418,636
Fonterra Co-operative Group Ltd. UNIT	58,828	254,872
Infratil Ltd.	68,242	161,083
New Zealand Refining Co., Ltd.	62,121	110,923

		1,044,308

Norway—2.1%
Austevoll Seafood ASA	23,556	198,546
Avance Gas Holding Ltd. (a)	19,848	47,823
DNB ASA	30,194	396,953
Leroy Seafood Group ASA	1,439	72,844
Marine Harvest ASA (d)	16,023	287,422
Orkla ASA	25,796	267,124
Yara International ASA	6,116	203,803

		1,474,515

Portugal—0.4%
EDP—Energias de Portugal S.A.	90,153	302,554

Singapore—0.3%
QAF Ltd.	209,800	186,923

South Africa—0.5%
Steinhoff International Holdings NV	56,103	321,297

Spain—2.2%
Aena S.A. (a)	1,955	288,577
Banco Santander S.A.	45,134	200,230

	Shares	Value
CIE Automotive S.A.	11,625	$228,880
Iberdrola S.A.	75,248	511,641
Repsol S.A.	27,441	372,765

		1,602,093

Sweden—2.1%
Coor Service Management Holding AB (a)	32,948	224,550
ICA Gruppen AB	6,151	203,188
Klovern AB, Class A	70,877	86,611
Loomis AB, Class B	4,795	147,974
Mycronic AB	11,142	139,178
Nobina AB (a)	35,863	227,833
SAS AB (d)	58,184	115,992
Svenska Cellulosa AB SCA, Class B	12,028	357,002

		1,502,328

Switzerland—6.8%
Baloise Holding AG	2,991	362,156
Bobst Group S.A.	1,040	58,075
Coca-Cola HBC AG (d)	16,317	379,069
Lonza Group AG (d)	2,505	479,454
Nestle S.A.	12,274	969,205
Novartis AG	8,264	652,197
Roche Holding AG	2,417	600,621
Swiss Life Holding AG (d)	1,513	392,355
Swiss Re AG	4,317	389,904
UBS Group AG	39,546	540,216

		4,823,252

United Kingdom—17.5%
3i Group PLC	57,233	482,555
Barratt Developments PLC	33,587	215,025
Bellway PLC	5,531	169,613
Berkeley Group Holdings PLC	5,653	188,888
Bovis Homes Group PLC	11,706	132,724
BT Group PLC	74,108	372,861
Carillion PLC	62,161	199,727
Carnival PLC	5,161	251,802
Conviviality PLC	72,185	202,095
Cranswick PLC	6,879	208,461
Dart Group PLC	35,667	193,703
Direct Line Insurance Group PLC	75,514	356,708
easyJet PLC	15,692	204,608
Equiniti Group PLC (a)	76,093	196,516
Fiat Chrysler Automobiles NV	38,907	247,301
Firstgroup PLC (d)	95,960	131,372
Galliford Try PLC	12,394	212,766
Greggs PLC	8,016	105,334
HSBC Holdings PLC	77,846	585,150
Imperial Brands PLC	11,439	588,772
International Consolidated Airlines Group S.A.	44,263	228,681
J Sainsbury PLC	93,361	297,360
Legal & General Group PLC	106,002	300,412
Lloyds Banking Group PLC	486,292	343,572
Lookers PLC	100,253	148,785
Marks & Spencer Group PLC	40,139	172,201
McBride PLC, Class B (c)(d)	1,352,748	1,753
McBride PLC (d)	83,194	202,185
McCarthy & Stone PLC (a)	66,002	142,780
National Express Group PLC	59,454	265,447
Nomad Foods Ltd. (d)	20,321	240,194
Northgate PLC	44,753	250,588
Novae Group PLC	22,684	225,071
OneSavings Bank PLC	36,023	118,456
Pendragon PLC	451,347	175,504
Persimmon PLC	9,806	230,564
Royal Dutch Shell PLC, Class A	39,886	992,279

	Shares	Value
Royal Mail PLC	47,996	$304,565
Shawbrook Group PLC (a)(d)	36,657	113,556
Shire PLC	8,845	571,945
Taylor Wimpey PLC	102,348	204,141
Tullett Prebon PLC	55,017	237,891
U & I Group PLC	59,010	134,424
Vodafone Group PLC	208,458	597,841
Whitbread PLC	6,276	318,521
WPP PLC	17,255	405,589

		12,470,286

Total Common Stock (cost—$70,083,682)		68,998,584

Preferred Stock—0.7%
Germany—0.7%
Henkel AG & Co. KGaA (cost—$421,146)	3,901	530,930

	Principal Amount (000s)
Repurchase Agreements—1.7%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $1,237,003; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $1,266,638 including accrued interest
(cost—$1,237,000)	$1,237	1,237,000

Total Investments (cost—$71,741,828) (b)—99.4%		70,766,514

Other assets less liabilities (e)—0.6%		394,955

Net Assets—100.0%		$71,161,469

Notes to Schedule of Investments:

(a)144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b)Securities with an aggregate value of $65,119,349, representing 91.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c)Fair-Valued—Security with a value of $1,753, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d)Non-income producing.

(e)Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

156	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	8.8%
Insurance	7.1%
Pharmaceuticals	6.6%
Food Products	6.2%
Oil, Gas & Consumable Fuels	4.9%
Chemicals	3.7%
Health Care Providers & Services	3.2%
Automobiles	3.1%
Food & Staples Retailing	3.1%
Diversified Telecommunication Services	2.9%
Electric Utilities	2.9%
Auto Components	2.7%
Household Durables	2.6%
Trading Companies & Distributors	2.6%
Capital Markets	2.4%
Construction & Engineering	2.3%
IT Services	2.2%
Airlines	2.1%
Metals & Mining	1.9%
Road & Rail	1.8%
Beverages	1.6%
Media	1.6%
Household Products	1.5%
Hotels, Restaurants & Leisure	1.5%
Real Estate Management & Development	1.5%
Electronic Equipment, Instruments & Components	1.4%
Multi-line Retail	1.1%
Wireless Telecommunication Services	1.1%
Industrial Conglomerates	1.0%
Commercial Services & Supplies	1.0%
Equity Real Estate Investment Trusts (REITs)	1.0%
Construction Materials	1.0%
Diversified Financial Services	1.0%
Tobacco	0.8%
Biotechnology	0.8%
Machinery	0.8%
Technology Hardware, Storage & Peripherals	0.7%
Specialty Retail	0.7%
Life Sciences Tools & Services	0.7%
Paper & Forest Products	0.6%
Multi-Utilities	0.5%
Air Freight & Logistics	0.4%
Transportation Infrastructure	0.4%
Semiconductors & Semiconductor Equipment	0.3%
Internet Software & Services	0.3%
Containers & Packaging	0.3%
Marine	0.2%
Professional Services	0.2%
Personal Products	0.2%
Thrifts & Mortgage Finance	0.2%
Leisure Equipment & Products	0.1%
Health Care Technology	0.1%
Repurchase Agreements	1.7%
Other assets less liabilities	0.6%

100.0%

AllianzGI Best Styles U.S. Equity Fund

	Shares	Value
Common Stock—92.2%
Aerospace & Defense—1.7%
Huntington Ingalls Industries, Inc.	2,151	$330,007
Northrop Grumman Corp.	3,135	670,733
Raytheon Co.	5,171	703,928

		1,704,668

Air Freight & Logistics—0.9%
United Parcel Service, Inc., Class B	7,993	874,114

Airlines—2.0%
Alaska Air Group, Inc.	9,056	596,428
American Airlines Group, Inc.	1,959	71,719
Delta Air Lines, Inc.	17,292	680,613
SkyWest, Inc.	2,827	74,661
Southwest Airlines Co.	15,691	610,223

		2,033,644

Auto Components—0.8%
Delphi Automotive PLC	2,510	179,013
Lear Corp.	2,390	289,716
Magna International, Inc.	6,589	282,856
Superior Industries International, Inc.	1,314	38,316

		789,901

Automobiles—1.4%
Ford Motor Co.	57,924	699,143
General Motors Co.	24,009	762,766

		1,461,909

Banks—4.3%
Bank of America Corp.	11,031	172,635
Citigroup, Inc.	16,307	770,180
JPMorgan Chase & Co.	20,655	1,375,417
Regions Financial Corp.	44,401	438,238
SunTrust Banks, Inc.	5,213	228,329
Wells Fargo & Co.	30,544	1,352,488

		4,337,287

Beverages—1.0%
Coca-Cola Co.	5,404	228,697
Dr. Pepper Snapple Group, Inc.	6,129	559,639
MGP Ingredients, Inc.	1,045	42,344
PepsiCo, Inc.	1,205	131,068

		961,748

Biotechnology—2.9%
AbbVie, Inc.	15,529	979,414
Amgen, Inc.	6,896	1,150,322
Celgene Corp. (a)	636	66,481
Gilead Sciences, Inc.	8,877	702,348
United Therapeutics Corp. (a)	382	45,107

		2,943,672

Building Products—0.1%
Builders FirstSource, Inc. (a)	1,016	11,694
Griffon Corp.	1,448	24,630
Universal Forest Products, Inc.	899	88,543

		124,867

Capital Markets—0.6%
Morgan Stanley	19,547	626,677

Chemicals—1.5%
Celanese Corp., Ser. A	273	18,171
CF Industries Holdings, Inc.	2,145	52,231
Dow Chemical Co.	15,623	809,740
Innospec, Inc.	877	53,330
LyondellBasell Industries NV, Class A	6,687	539,374

		1,472,846

	Shares	Value
Commercial Services & Supplies—1.4%
Cintas Corp.	4,647	$523,252
KAR Auction Services, Inc.	7,181	309,932
Multi-Color Corp.	269	17,754
Republic Services, Inc.	9,091	458,641
Transcontinental, Inc., Class A	1,414	18,991
Waste Management, Inc.	1,698	108,264

		1,436,834

Communications Equipment—1.1%
Cisco Systems, Inc.	33,461	1,061,383

Construction & Engineering—0.1%
Aecon Group, Inc.	1,124	15,524
WSP Global, Inc.	2,503	78,851

		94,375

Construction Materials—0.5%
Vulcan Materials Co.	4,807	546,700

Consumer Finance—0.4%
Capital One Financial Corp.	2,366	169,950
Credit Acceptance Corp. (a)	1,053	211,726
Santander Consumer USA Holdings, Inc. (a)	850	10,336

		392,012

Containers & Packaging—0.9%
Bemis Co., Inc.	2,043	104,213
CCL Industries, Inc., Class B	1,261	242,800
Packaging Corp. of America	6,377	518,195
Sonoco Products Co.	181	9,562

		874,770

Diversified Consumer Services—0.1%
Enercare, Inc.	2,574	37,022
Regis Corp. (a)	1,196	15,010
ServiceMaster Global Holdings, Inc. (a)	777	26,169

		78,201

Diversified Financial Services—0.8%
Berkshire Hathaway, Inc., Class B (a)	5,589	807,443
Morningstar, Inc.	178	14,110

		821,553

Diversified Telecommunication Services—1.9%
AT&T, Inc.	15,831	642,897
BCE, Inc.	3,205	148,017
CenturyLink, Inc.	19,589	537,326
Verizon Communications, Inc.	10,456	543,503

		1,871,743

Electric Utilities—1.8%
American Electric Power Co., Inc.	2,858	183,512
Duke Energy Corp.	6,159	492,967
Entergy Corp.	4,603	353,188
FirstEnergy Corp.	6,992	231,295
NextEra Energy, Inc.	4,455	544,936

		1,805,898

Electrical Equipment—0.0%
General Cable Corp.	2,499	37,435

Electronic Equipment, Instruments & Components—1.7%
Arrow Electronics, Inc. (a)	2,472	158,134
Avnet, Inc.	225	9,239
Benchmark Electronics, Inc. (a)	2,094	52,245
CDW Corp.	12,326	563,668
Corning, Inc.	4,940	116,831
TE Connectivity Ltd.	7,567	487,163

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	157

Schedule of Investments

September 30, 2016

	Shares	Value
Tech Data Corp. (a)	3,465	$293,520

		1,680,800

Energy Equipment & Services—0.5%
Helmerich & Payne, Inc.	1,976	132,985
Noble Corp. PLC	24,348	154,366
Schlumberger Ltd.	2,998	235,763

		523,114

Equity Real Estate Investment Trusts (REITs)—2.2%
Annaly Capital Management, Inc.	13,673	143,567
Apollo Commercial Real Estate Finance, Inc.	5,775	94,537
ARMOUR Residential REIT, Inc.	3,294	74,247
AvalonBay Communities, Inc.	3,324	591,140
Capstead Mortgage Corp.	5,853	55,194
Crown Castle International Corp.	6,588	620,655
CYS Investments, Inc.	6,459	56,322
Equinix, Inc.	26	9,367
Equity LifeStyle Properties, Inc.	2,051	158,296
Gaming and Leisure Properties, Inc.	2,210	73,925
MFA Financial, Inc.	8,028	60,049
Milestone Apartments Real Estate Investment Trust	1,783	26,230
Monmouth Real Estate Investment Corp.	1,841	26,271
New Senior Investment Group, Inc.	3,308	38,174
New York Mortgage Trust, Inc.	5,330	32,087
Starwood Property Trust, Inc.	3,804	85,666
STORE Capital Corp.	1,805	53,193

		2,198,920

Food & Staples Retailing—1.5%
Costco Wholesale Corp.	4,415	673,332
CVS Health Corp.	96	8,543
Empire Co., Ltd.	9,731	145,155
George Weston Ltd.	475	39,623
SpartanNash Co.	2,951	85,343
Sysco Corp.	12,391	607,283

		1,559,279

Food Products—1.7%
Archer-Daniels-Midland Co.	14,583	614,965
Bunge Ltd.	1,881	111,412
Cal-Maine Foods, Inc.	6,370	245,500
Sanderson Farms, Inc.	1,056	101,724
Tyson Foods, Inc., Class A	9,029	674,195

		1,747,796

Gas Utilities—0.2%
Atmos Energy Corp.	2,570	191,388

Health Care Equipment & Supplies—2.9%
Anika Therapeutics, Inc. (a)	882	42,204
Baxter International, Inc.	1,987	94,581
Becton Dickinson and Co.	1,722	309,495
Danaher Corp.	5,703	447,058
Hologic, Inc. (a)	389	15,105
Medtronic PLC	11,853	1,024,099
ResMed, Inc.	5,316	344,424
Stryker Corp.	5,678	660,976

		2,937,942

Health Care Providers & Services—4.9%
Aetna, Inc.	5,911	682,425
Anthem, Inc.	5,076	636,074
Cardinal Health, Inc.	3,160	245,532
Chemed Corp.	586	82,667
Laboratory Corp. of America Holdings (a)	3,681	506,064
LHC Group, Inc. (a)	715	26,369

	Shares	Value
McKesson Corp.	875	$145,906
MEDNAX, Inc. (a)	5,855	387,894
Quest Diagnostics, Inc.	6,470	547,556
UnitedHealth Group, Inc.	8,259	1,156,260
Universal Health Services, Inc., Class B	4,113	506,804

		4,923,551

Hotels, Restaurants & Leisure—2.1%
Cracker Barrel Old Country Store, Inc.	841	111,197
Darden Restaurants, Inc.	8,315	509,876
McDonald’s Corp.	8,476	977,791
Starbucks Corp.	8,747	473,563

		2,072,427

Household Durables—0.1%
LGI Homes, Inc. (a)	2,640	97,258

Household Products—0.5%
Procter & Gamble Co.	5,731	514,357

Industrial Conglomerates—0.9%
3M Co.	956	168,476
General Electric Co.	25,554	756,909

		925,385

Insurance—3.6%
American International Group, Inc.	9,020	535,247
AmTrust Financial Services, Inc.	9,065	243,214
Aspen Insurance Holdings Ltd.	5,493	255,919
Assurant, Inc.	1,777	163,928
Axis Capital Holdings Ltd.	763	41,454
Everest Re Group Ltd.	2,328	442,250
Hartford Financial Services Group, Inc.	387	16,571
MetLife, Inc.	14,339	637,082
Progressive Corp.	6,820	214,830
Prudential Financial, Inc.	3,092	252,462
Travelers Cos., Inc.	3,709	424,866
United Fire Group, Inc.	431	18,240
Universal Insurance Holdings, Inc.	15,395	387,954

		3,634,017

Internet & Catalog Retail—1.4%
Amazon.com, Inc. (a)	1,617	1,353,930
Nutrisystem, Inc.	1,877	55,728

		1,409,658

Internet Software & Services—4.0%
Alphabet, Inc., Class A (a)	1,145	920,649
Alphabet, Inc., Class C (a)	1,308	1,016,695
EarthLink Holdings Corp.	4,116	25,519
Facebook, Inc., Class A (a)	15,834	2,031,027
Five9, Inc. (a)	5,097	79,921
j2 Global, Inc.	286	19,051

		4,092,862

IT Services—4.2%
Accenture PLC, Class A	7,463	911,755
Amdocs Ltd.	7,498	433,759
Broadridge Financial Solutions, Inc.	7,529	510,391
Convergys Corp.	4,205	127,916
DH Corp.	2,292	49,545
Global Payments, Inc.	7,679	589,440
International Business Machines Corp.	1,333	211,747
Jack Henry & Associates, Inc.	3,303	282,571
Sabre Corp.	18,493	521,133
Visa, Inc., Class A	1,661	137,365
Western Union Co.	23,746	494,392

		4,270,014

	Shares	Value
Leisure Equipment & Products—0.4%
Mattel, Inc.	14,170	$429,068

Life Sciences Tools & Services—0.2%
Luminex Corp. (a)	1,411	32,058
Pacific Biosciences of California, Inc. (a)	18,114	162,301

		194,359

Machinery—0.8%
American Railcar Industries, Inc.	1,774	73,568
Briggs & Stratton Corp.	2,099	39,146
ESCO Technologies, Inc.	957	44,424
Fortive Corp.	3,086	157,077
Greenbrier Cos., Inc.	3,909	137,988
Snap-on, Inc.	932	141,627
Trinity Industries, Inc.	7,562	182,849

		776,679

Media—2.2%
Charter Communications, Inc. (a)	556	150,103
Cinemark Holdings, Inc.	1,368	52,367
Comcast Corp., Class A	16,451	1,091,359
Gray Television, Inc. (a)	4,096	42,435
Interpublic Group of Cos., Inc.	6,815	152,315
New Media Investment Group, Inc.	2,039	31,605
Shaw Communications, Inc., Class B	5,217	106,770
Walt Disney Co.	6,708	622,905

		2,249,859

Multi-line Retail—0.7%
Canadian Tire Corp., Ltd., Class A	848	84,920
Target Corp.	8,381	575,607

		660,527

Multi-Utilities—1.0%
Ameren Corp.	10,317	507,390
Public Service Enterprise Group, Inc.	7,109	297,654
SCANA Corp.	3,128	226,373

		1,031,417

Oil, Gas & Consumable Fuels—4.1%
Bonavista Energy Corp.	6,918	22,252
Chevron Corp.	3,347	344,473
Crescent Point Energy Corp.	800	10,560
Enbridge Income Fund Holdings, Inc.	2,154	55,822
Exxon Mobil Corp.	16,679	1,455,743
Marathon Petroleum Corp.	7,182	291,517
Nordic American Tankers Ltd.	10,932	110,523
ONEOK, Inc.	1,917	98,515
Phillips 66	8,446	680,325
Scorpio Tankers, Inc.	37,995	175,917
Tesoro Corp.	3,880	308,693
Valero Energy Corp.	11,976	634,728

		4,189,068

Paper & Forest Products—0.3%
Domtar Corp.	5,116	189,957
Schweitzer-Mauduit International, Inc.	1,045	40,295
Western Forest Products, Inc.	44,883	73,896

		304,148

Personal Products—0.0%
USANA Health Sciences, Inc. (a)	97	13,420

Pharmaceuticals—5.2%
Allergan PLC (a)	3,824	880,705

158	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

	Shares	Value
Johnson & Johnson	17,744	$2,096,099
Merck & Co., Inc.	9,026	563,313
Mylan NV (a)	5,068	193,192
Pfizer, Inc.	43,750	1,481,813
Theravance Biopharma, Inc. (a)	1,768	64,072

		5,279,194

Professional Services—0.0%
Kelly Services, Inc., Class A	955	18,355
Navigant Consulting, Inc. (a)	1,226	24,790

		43,145

Real Estate Management & Development—0.0%
Marcus & Millichap, Inc. (a)	750	19,612

Road & Rail—0.5%
Union Pacific Corp.	4,973	485,017

Semiconductors & Semiconductor Equipment—4.8%
Applied Materials, Inc.	26,198	789,870
Broadcom Ltd.	1,704	293,974
Brooks Automation, Inc.	2,094	28,499
Cabot Microelectronics Corp.	3,762	199,047
Cirrus Logic, Inc. (a)	6,720	357,168
Intel Corp.	37,605	1,419,589
KLA-Tencor Corp.	7,636	532,305
Lam Research Corp.	1,928	182,601
Maxim Integrated Products, Inc.	2,261	90,282
MaxLinear, Inc., Class A (a)	5,911	119,816
Micron Technology, Inc. (a)	20,086	357,129
ON Semiconductor Corp. (a)	8,024	98,856
Photronics, Inc. (a)	2,336	24,084
QUALCOMM, Inc.	5,624	385,244

		4,878,464

Software—2.7%
Activision Blizzard, Inc.	12,198	540,371
CA, Inc.	633	20,940
Microsoft Corp.	34,160	1,967,616
Synopsys, Inc. (a)	4,014	238,231

		2,767,158

Specialty Retail—2.8%
Foot Locker, Inc.	4,506	305,146
Home Depot, Inc.	9,915	1,275,862
L Brands, Inc.	4,748	336,016
Lowe’s Cos., Inc.	10,608	766,004
Murphy USA, Inc. (a)	640	45,670
Staples, Inc.	15,927	136,176

		2,864,874

Technology Hardware, Storage & Peripherals—4.5%
Apple, Inc.	32,279	3,649,141
HP, Inc.	47,393	736,013
Western Digital Corp.	2,915	170,440

		4,555,594

Textiles, Apparel & Luxury Goods—0.7%
NIKE, Inc., Class B	13,171	693,453

Thrifts & Mortgage Finance—0.1%
BofI Holding, Inc. (a)	3,032	67,917
Oritani Financial Corp.	1,305	20,514
Walker & Dunlop, Inc. (a)	437	11,039

		99,470

Tobacco—1.8%
Altria Group, Inc.	16,894	1,068,208
Philip Morris International, Inc.	1,489	144,761
Reynolds American, Inc.	13,363	630,065

		1,843,034

	Shares	Value
Trading Companies & Distributors—0.2%
GATX Corp.	3,048	$135,788
Textainer Group Holdings Ltd.	2,204	16,508

		152,296

Transportation Infrastructure—0.3%
Macquarie Infrastructure Corp.	3,145	261,790

Water Utilities—0.3%
American Water Works Co., Inc.	3,614	270,472

Total Common Stock (cost—$89,604,096)		93,193,123

Rights (a)(b)—0.0%
Food & Staples Retailing—0.0%
Safeway CVR—Casa Ley, expires 1/30/2018	11,157	11,323
Safeway CVR—PDC, expires 1/30/2017	11,157	545

Total Rights (cost—$11,826)		11,868

	Principal Amount (000s)
Repurchase Agreements—6.9%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $6,957,017; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $7,099,425 including accrued interest
(cost—$6,957,000)	$6,957	6,957,000

Total Investments (cost—$96,572,922)—99.1%		100,161,991

Other assets less liabilities (c)—0.9%		912,904

Net Assets—100.0%		$101,074,895

Notes to Schedule of Investments:

(a) Non-income producing.

(b) Illiquid.

(c) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

CVR—Contingent Value Rights

REIT—Real Estate Investment Trust

AllianzGI China Equity Fund

	Shares	Value
Common Stock—97.3%
China—91.5%
Alibaba Group Holding Ltd. ADR (c)	2,475	$261,830
Baidu, Inc. ADR (c)	692	125,993
Beijing Enterprises Holdings Ltd.	14,000	71,446
China Automation Group Ltd. (c)	671,000	109,002
China Construction Bank Corp., Class H	337,000	253,100
China Everbright International Ltd.	90,000	107,901
China Merchants Bank Co., Ltd., Class H	86,000	218,701
China Mobile Ltd.	12,000	147,412
China Overseas Land & Investment Ltd.	32,000	110,016
China Pacific Insurance Group Co., Ltd., Class H	34,600	129,398
China Resources Power Holdings Co., Ltd.	24,000	41,723
China State Construction International Holdings Ltd.	42,000	55,575
China Telecom Corp., Ltd., Class H	240,000	122,439
China Unicom Hong Kong Ltd.	102,000	124,275
CNOOC Ltd.	84,000	105,967
Digital China Holdings Ltd.	128,000	123,606
GF Securities Co., Ltd., Class H	30,600	65,229
Industrial & Commercial Bank of China Ltd., Class H	147,000	93,297
Ping An Insurance Group Co. of China Ltd., Class H	15,000	78,633
Qingdao Port International Co., Ltd., Class H (a)	150,000	89,136
Qingling Motors Co., Ltd., Class H	536,000	163,884
Semiconductor Manufacturing International Corp. (c)	1,202,000	135,403
Tencent Holdings Ltd.	10,600	294,701
Tiangong International Co., Ltd.	968,000	108,116
Yuexiu Transport Infrastructure Ltd.	136,000	93,508
Zhuzhou CRRC Times Electric Co., Ltd.	10,000	52,241

		3,282,532

Hong Kong—5.8%
Clear Media Ltd.	51,000	48,661
Goldpac Group Ltd.	97,000	30,343
Hong Kong Exchanges and Clearing Ltd.	3,700	97,922
Man Yue Technology Holdings Ltd. (c)	312,000	32,640

		209,566

Total Common Stock (cost—$3,401,876)		3,492,098

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	159

Schedule of Investments

September 30, 2016

	Principal Amount (000s)	Value
Repurchase Agreements—3.1%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $111,000; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $114,675 including accrued interest
(cost—$111,000)	$111	$111,000

Total Investments (cost—$3,512,876) (b)—100.4%		3,603,098

Liabilities in excess of other assets—(0.4)%		(14,883)

Net Assets—100.0%		$3,588,215

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $2,995,273, representing 83.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Internet Software & Services	19.0%
Banks	15.7%
Diversified Telecommunication Services	6.9%
Insurance	5.8%
Transportation Infrastructure	5.1%
Automobiles	4.6%
Capital Markets	4.5%
Electronic Equipment, Instruments & Components	4.4%
Wireless Telecommunication Services	4.1%
Semiconductors & Semiconductor Equipment	3.8%
Real Estate Management & Development	3.1%
Machinery	3.0%
Metals & Mining	3.0%
Commercial Services & Supplies	3.0%
Oil, Gas & Consumable Fuels	2.9%
Industrial Conglomerates	2.0%
Construction & Engineering	1.5%
Electrical Equipment	1.5%
Media	1.4%
Independent Power Producers & Energy Traders	1.2%
Technology Hardware, Storage & Peripherals	0.8%
Repurchase Agreements	3.1%
Liabilities in excess of other assets	(0.4)%

100.0%

AllianzGI Convertible Fund

	Principal Amount (000s)	Value
Convertible Bonds—80.4%
Auto Manufacturers—1.4%
Tesla Motors, Inc.,
0.25%, 3/1/19	$23,475	$21,391,594

Biotechnology—6.1%
ANI Pharmaceuticals, Inc., 3.00%, 12/1/19	11,325	13,986,375
BioMarin Pharmaceutical, Inc.,
0.75%, 10/15/18	14,450	17,403,219
1.50%, 10/15/20	3,750	4,694,531
Incyte Corp.,
0.375%, 11/15/18	5,175	9,845,438
Intercept Pharmaceuticals, Inc.,
3.25%, 7/1/23	9,195	10,327,134
Ionis Pharmaceuticals, Inc.,
1.00%, 11/15/21	11,475	10,707,610
Ligand Pharmaceuticals, Inc.,
0.75%, 8/15/19	4,665	6,831,309
Medicines Co. (a)(b),
2.75%, 7/15/23	17,865	18,278,128

		92,073,744

Building Materials—0.4%
Cemex S.A.B de C.V.,
3.75%, 3/15/18	5,840	6,584,600

Chemicals—0.8%
RPM International, Inc.,
2.25%, 12/15/20	10,155	12,217,734

Commercial Services—5.2%
Cardtronics, Inc.,
1.00%, 12/1/20	18,370	19,426,275
Euronet Worldwide, Inc.,
1.50%, 10/1/44	16,590	20,965,613
Live Nation Entertainment, Inc.,
2.50%, 5/15/19	17,855	19,428,472
Macquarie Infrastructure Corp.,
2.875%, 7/15/19	15,735	18,518,128

		78,338,488

Computers—1.3%
Electronics For Imaging, Inc.,
0.75%, 9/1/19	17,620	19,536,175

Diversified Financial Services—0.8%
Blackhawk Network Holdings, Inc. (a)(b),
1.50%, 1/15/22	12,870	12,323,025

Engineering & Construction—1.9%
Dycom Industries, Inc.,
0.75%, 9/15/21	10,665	11,678,175
Tutor Perini Corp. (a)(b),
2.875%, 6/15/21	15,820	16,541,787

		28,219,962

Food & Beverage—0.7%
GS Finance Corp. (Archer Daniels Midland Co.) (d),
zero coupon, 6/9/23	10,045	9,864,793

Health Care Equipment & Supplies—1.3%
NuVasive, Inc. (a)(b),
2.25%, 3/15/21	14,945	18,980,150

Health Care Providers & Services—0.9%
Laboratory Corp. of America Holdings,
zero coupon, 9/11/21	7,510	13,846,600

Healthcare-Products—5.8%
Hologic, Inc.,
2.00%, 3/1/42	11,855	16,182,075
Insulet Corp. (a)(b),
1.25%, 9/15/21	11,445	11,323,397

160	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

	Principal Amount (000s)	Value
Integra LifeSciences Holdings Corp.,
1.625%, 12/15/16	$9,440	$14,797,200
Nevro Corp.,
1.75%, 6/1/21	5,980	7,815,113
Spectranetics Corp.,
2.625%, 6/1/34	13,670	14,413,306
Wright Medical Group NV (a)(b),
2.25%, 11/15/21	17,205	22,452,525

		86,983,616

Healthcare-Services—2.9%
HealthSouth Corp.,
2.00%, 12/1/43	10,410	12,251,269
Healthways, Inc.,
1.50%, 7/1/18	5,505	8,013,216
Molina Healthcare, Inc.,
1.125%, 1/15/20	6,885	10,478,109
1.625%, 8/15/44	10,845	12,891,994

		43,634,588

Home Builders—0.7%
CalAtlantic Group, Inc.,
1.625%, 5/15/18	8,370	10,059,694

Insurance—0.9%
MGIC Investment Corp.,
2.00%, 4/1/20	11,245	14,246,009

Internet—6.1%
Ctrip.com International Ltd. (a)(b),
1.25%, 9/15/22	9,690	9,780,844
Pandora Media, Inc. (a)(b),
1.75%, 12/1/20	12,885	14,374,828
Priceline Group, Inc.,
0.35%, 6/15/20	17,665	22,699,525
1.00%, 3/15/18	6,890	10,937,875
VeriSign, Inc.,
4.485%, 8/15/37	5,200	11,943,750
Vipshop Holdings Ltd.,
1.50%, 3/15/19	11,940	12,910,125
WebMD Health Corp. (a)(b),
2.625%, 6/15/23	9,365	9,165,994

		91,812,941

Internet Software & Services—0.7%
Trulia LLC,
2.75%, 12/15/20	6,680	10,161,950

Iron/Steel—0.7%
AK Steel Corp.,
5.00%, 11/15/19	805	967,006
Allegheny Technologies, Inc.,
4.75%, 7/1/22	7,210	10,206,656

		11,173,662

IT Services—0.7%
GS Finance Corp. (Fidelity National Information Services, Inc.) (d),
zero coupon, 6/5/23	10,160	10,184,892

Media—5.4%
DISH Network Corp. (a)(b),
3.375%, 8/15/26	21,835	24,018,500
Liberty Interactive LLC (a)(b),
1.75%, 9/30/46	21,245	22,546,256
Liberty Media Corp.,
1.375%, 10/15/23	17,885	18,734,538
2.25%, 9/30/46 (a)(b)	15,855	16,538,747

		81,838,041

Metal Fabricate/Hardware—0.9%
RTI International Metals, Inc.,
1.625%, 10/15/19	13,210	14,151,212

	Principal Amount (000s)	Value
Mining—0.5%
Royal Gold, Inc.,
2.875%, 6/15/19	$7,340	$8,234,562

Miscellaneous Manufacturing—0.8%
Trinity Industries, Inc.,
3.875%, 6/1/36	10,205	12,246,000

Oil, Gas & Consumable Fuels—3.8%
Cheniere Energy, Inc.,
4.25%, 3/15/45	17,475	11,173,078
Chesapeake Energy Corp. (a)(b),
5.50%, 9/15/26	8,980	9,002,450
Cobalt International Energy, Inc.,
2.625%, 12/1/19	14,255	7,323,506
3.125%, 5/15/24	4,340	1,692,600
PDC Energy, Inc.,
1.125%, 9/15/21	14,930	15,937,775
SM Energy Co.,
1.50%, 7/1/21	10,375	12,501,875

		57,631,284

Pharmaceuticals—1.7%
Herbalife Ltd.,
2.00%, 8/15/19	11,060	10,963,280
Ironwood Pharmaceuticals, Inc.,
2.25%, 6/15/22	12,280	14,697,625

		25,660,905

Semiconductors—14.9%
Advanced Micro Devices, Inc.,
2.125%, 9/1/26	10,560	11,510,400
Inphi Corp. (a)(b),
0.75%, 9/1/21	9,405	9,951,666
Intel Corp.,
3.25%, 8/1/39	23,245	42,552,994
Lam Research Corp.,
1.25%, 5/15/18	13,845	22,108,734
Microchip Technology, Inc.,
1.625%, 2/15/25	22,030	28,198,400
Micron Technology, Inc.,
2.125%, 2/15/33, Ser. F	6,625	11,722,109
3.00%, 11/15/43, Ser. G	27,150	24,265,313
Novellus Systems, Inc.,
2.625%, 5/15/41	5,715	15,948,422
NVIDIA Corp.,
1.00%, 12/1/18	6,355	21,654,663
Rovi Corp.,
0.50%, 3/1/20	22,390	22,431,981
Xilinx, Inc.,
2.625%, 6/15/17	7,335	13,835,644

		224,180,326

Semiconductors & Semiconductor Equipment—2.0%
Cypress Semiconductor Corp. (a)(b),
4.50%, 1/15/22	14,125	16,040,703
Inphi Corp. (a)(b),
1.125%, 12/1/20	11,380	14,502,388

		30,543,091

Software—8.6%
BroadSoft, Inc.,
1.00%, 9/1/22	10,955	14,597,538
Citrix Systems, Inc.,
0.50%, 4/15/19	11,450	13,002,906
Cornerstone OnDemand, Inc.,
1.50%, 7/1/18	12,505	13,677,344
CSG Systems International, Inc. (a)(b),
4.25%, 3/15/36	15,205	16,658,978
Medidata Solutions, Inc.,
1.00%, 8/1/18	8,315	9,754,534
Proofpoint, Inc.,
0.75%, 6/15/20	16,310	18,939,988

	Principal Amount (000s)	Value
Salesforce.com, Inc.,
0.25%, 4/1/18	$7,855	$9,411,272
ServiceNow, Inc.,
zero coupon, 11/1/18	7,720	9,437,700
Take-Two Interactive Software, Inc.,
1.00%, 7/1/18	7,960	16,735,900
Workday, Inc.,
0.75%, 7/15/18	5,895	7,284,009

		129,500,169

Telecommunications—2.5%
Finisar Corp.,
0.50%, 12/15/33	5,190	6,140,419
InterDigital, Inc.,
1.50%, 3/1/20	17,980	21,980,550
Palo Alto Networks, Inc.,
zero coupon, 7/1/19	5,890	9,008,018

		37,128,987

Total Convertible Bonds (cost—$1,079,669,075)		1,212,748,794

	Shares
Convertible Preferred Stock—17.9%
Banks—3.1%
Bank of America Corp., Ser. L (c),
7.25%	18,670	22,793,083
Wells Fargo & Co., Ser. L (c),
7.50%	18,395	24,071,697

		46,864,780

Electric Utilities—1.8%
NextEra Energy, Inc.,
6.123%, 9/1/19	327,480	16,308,504
6.371%, 9/1/18	190,200	11,229,408

		27,537,912

Electrical Equipment—1.2%
Belden, Inc.,
6.75%, 7/15/19	174,155	17,490,387

Equity Real Estate Investment Trusts (REITs)—2.5%
American Tower Corp.,
5.25%, 5/15/17, Ser. A	159,080	17,640,381
5.50%, 2/15/18	96,900	10,619,271
Welltower, Inc., Ser. I (c),
6.50%	149,450	9,945,898

		38,205,550

Financial Services—1.4%
Mandatory Exchangeable Trust (a)(b),
5.75%, 6/1/19	163,720	21,151,805

Food & Beverage—1.0%
Post Holdings, Inc.,
5.25%, 6/1/17	104,820	14,289,586

Food Products—0.7%
Tyson Foods, Inc.,
4.75%, 7/15/17	126,900	10,388,034

Oil, Gas & Consumable Fuels—2.8%
Kinder Morgan, Inc., Ser. A,
9.75%, 10/26/18	357,795	17,914,796
Southwestern Energy Co., Ser. B,
6.25%, 1/15/18	402,560	12,708,819
WPX Energy, Inc., Ser. A,
6.25%, 7/31/18	196,495	12,220,024

		42,843,639

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	161

Schedule of Investments

September 30, 2016

	Shares	Value
Pharmaceuticals—1.6%
Allergan PLC, Ser. A,
5.50%, 3/1/18	29,255	$24,036,786

Telecommunications—0.4%
Frontier Communications Corp., Ser. A,
11.125%, 6/29/18	74,465	6,248,358

Wireless Telecommunication Services—1.4%
T-Mobile U.S., Inc.,
5.50%, 12/15/17	277,720	21,681,600

Total Convertible Preferred Stock (cost—$233,991,912)		270,738,437

	Principal Amount (000s)
Repurchase Agreements—1.8%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $26,639,067; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $27,172,763 including accrued interest
(cost—$26,639,000)	$26,639	26,639,000

Total Investments (cost—$1,340,299,987)—100.1%		1,510,126,231

Liabilities in excess of other assets—(0.1)%		(1,545,115)

Net Assets—100.0%		$1,508,581,116

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $283,632,171, representing 18.8% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

AllianzGI Emerging Markets Consumer Fund

	Shares	Value
Common Stock—94.4%
Brazil—4.5%
MRV Engenharia e Participacoes S.A.	150,700	$553,283
Porto Seguro S.A.	16,700	153,128
Qualicorp S.A.	91,900	541,993
Sao Martinho S.A.	12,800	230,838
Smiles S.A.	29,000	481,260
Tim Participacoes S.A.	21,100	51,255

		2,011,757

China—21.7%
China Merchants Bank Co., Ltd., Class H	609,000	1,548,708
China Southern Airlines Co., Ltd., Class H	754,000	425,336
China Telecom Corp., Ltd., Class H	474,000	241,818
Dongfeng Motor Group Co., Ltd., Class H	212,000	213,791
Guangzhou Automobile Group Co., Ltd., Class H	646,000	835,475
NetEase, Inc. ADR	5,995	1,443,476
New Oriental Education & Technology Group, Inc. ADR	31,100	1,441,796
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	164,500	446,755
Skyworth Digital Holdings Ltd.	986,000	715,861
Tencent Holdings Ltd.	74,900	2,082,371
Tianneng Power International Ltd.	348,000	297,898

		9,693,285

France—1.2%
Christian Dior SE	3,136	562,431

Hong Kong—4.4%
Man Wah Holdings Ltd.	626,800	403,126
WH Group Ltd. (a)	260,000	210,143
Xinyi Glass Holdings Ltd.	136,000	123,647
Yue Yuen Industrial Holdings Ltd.	295,000	1,219,189

		1,956,105

Hungary—1.4%
Richter Gedeon Nyrt	30,800	625,935

India—0.4%
Divi’s Laboratories Ltd.	9,223	180,457

Indonesia—2.6%
Sri Rejeki Isman Tbk PT	3,510,100	56,057
Telekomunikasi Indonesia Persero Tbk PT ADR	17,100	1,129,968

		1,186,025

Korea (Republic of)—18.4%
Hankook Tire Co., Ltd.	6,718	363,218
Hyundai Mobis Co., Ltd.	2,798	702,176
Kia Motors Corp.	13,353	513,047
KT Corp.	27,612	801,185
KT&G Corp.	14,831	1,688,945
LG Electronics, Inc.	13,659	596,521
LG Uplus Corp.	48,594	519,692
Samsung Card Co., Ltd.	3,299	150,704
Samsung Electronics Co., Ltd.	1,398	2,036,553
Shinhan Financial Group Co., Ltd.	16,895	618,773
SL Corp.	14,841	222,495

		8,213,309

	Shares	Value
Malaysia—1.4%
AirAsia Bhd.	444,700	$300,510
Top Glove Corp. Bhd.	255,300	314,842

		615,352

Mexico—1.0%
Controladora Vuela Cia de Aviacion S.A.B. de C.V. ADR (d)	8,900	154,771
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	124,800	282,300

		437,071

Philippines—0.1%
Cebu Air, Inc.	27,070	63,144

Russian Federation—2.2%
Aeroflot PJSC (c)(d)	313,400	579,790
Mobile TeleSystems PJSC ADR	50,430	384,781

		964,571

South Africa—5.6%
AVI Ltd.	32,840	224,836
Imperial Holdings Ltd.	28,460	347,511
Netcare Ltd.	278,220	682,939
Telkom S.A. SOC Ltd.	70,797	312,150
Tiger Brands Ltd.	7,911	219,345
Vodacom Group Ltd.	62,095	697,675

		2,484,456

Taiwan—15.4%
Cheng Shin Rubber Industry Co., Ltd.	187,000	394,489
Chunghwa Telecom Co., Ltd.	470,000	1,657,567
Inventec Corp.	284,000	233,142
Lite-On Technology Corp.	411,297	594,624
Merry Electronics Co., Ltd.	188,000	741,502
Pou Chen Corp.	625,000	883,103
St Shine Optical Co., Ltd.	22,000	513,896
Taiwan Mobile Co., Ltd.	87,000	312,809
Tong Yang Industry Co., Ltd.	103,000	245,258
Uni-President Enterprises Corp.	208,000	391,354
Wistron Corp.	1,216,298	907,187

		6,874,931

Thailand—4.2%
Advanced Info Service PCL (c)	14,900	69,050
Charoen Pokphand Foods PCL NVDR	343,400	315,666
Jasmine International PCL (c)	1,846,800	384,384
Krung Thai Bank PCL (c)	870,100	443,518
Thai Union Group PCL NVDR	682,900	422,779
Thanachart Capital PCL (c)	194,500	227,338

		1,862,735

Turkey—0.4%
Vestel Elektronik Sanayi ve Ticaret AS (d)	92,593	204,577

United Kingdom—2.3%
British American Tobacco PLC	9,660	617,910
Unilever PLC	8,699	411,638

		1,029,548

United States—7.2%
Kimberly-Clark Corp.	7,675	968,125
Lear Corp.	10,910	1,322,510

162	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

	Shares	Value
Philip Morris International, Inc.	9,500	$923,590

		3,214,225

Total Common Stock (cost—$36,888,416)		42,179,914

Preferred Stock—0.5%
Germany—0.5%
Henkel AG & Co. KGaA (cost—$230,144)	1,706	232,188

Equity-Linked Security—0.3%
India—0.3%
CLSA Global Markets PTE Ltd. Apollo Tyres, Ltd., expires 10/7/19, (cost—$107,054)	41,584	137,227

	Principal Amount (000s)
Repurchase Agreements—1.3%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $574,001; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $589,013 including accrued interest
(cost—$574,000)	$574	574,000

Total Investments (cost—$37,799,614) (b)—96.5%		43,123,329

Other assets less liabilities (e)—3.5%		1,554,903

Net Assets—100.0%		$44,678,232

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $30,105,270, representing 67.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $1,704,080, representing 3.8% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

NVDR—Non-Voting Depository Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Diversified Telecommunication Services	11.3%
Auto Components	8.5%
Technology Hardware, Storage & Peripherals	8.4%
Internet Software & Services	7.9%
Tobacco	7.2%
Banks	6.4%
Textiles, Apparel & Luxury Goods	6.1%
Household Durables	5.5%
Food Products	4.5%
Health Care Providers & Services	3.7%
Automobiles	3.5%
Airlines	3.4%
Wireless Telecommunication Services	3.4%
Household Products	3.3%
Diversified Consumer Services	3.2%
Health Care Equipment & Supplies	1.9%
Electronic Equipment, Instruments & Components	1.7%
Pharmaceuticals	1.4%
Media	1.1%
Personal Products	0.9%
Distributors	0.8%
Life Sciences Tools & Services	0.4%
Insurance	0.4%
Consumer Finance	0.3%
Repurchase Agreements	1.3%
Other assets less liabilities	3.5%

100.0%

AllianzGI Emerging Markets Debt Fund

			Principal Amount (000s)	Value
Corporate Bonds & Notes—63.6%
Argentina—2.0%
Arcor SAIC (a)(b),
6.00%, 7/6/23		$	350	$373,625
Cablevision S.A. (a)(b),
6.50%, 6/15/21			150	156,937
Empresa Distribuidora Y Comercializadora Norte,
9.75%, 10/25/22			300	322,500

				853,062

Azerbaijan—1.6%
International Bank of Azerbaijan OJSC,
5.625%, 6/11/19			700	693,336

Brazil—6.9%
GTL Trade Finance, Inc.,
7.25%, 4/16/44			300	292,125
Odebrecht Offshore Drilling Finance Ltd.,
6.75%, 10/1/22			257	50,047
Petrobras Global Finance BV,
7.875%, 3/15/19			315	341,775
8.375%, 5/23/21			550	604,010
St Marys Cement, Inc. (a)(b),
5.75%, 1/28/27			300	297,300
Vale S.A.,
5.625%, 9/11/42			800	676,000
Votorantim Cimentos S.A.,
3.25%, 4/25/21	€		380	424,583
3.50%, 7/13/22			300	325,968

				3,011,808

Chile—1.0%
Banco Santander Chile (a)(b),
3.875%, 9/20/22		$	220	234,004
Corp. Nacional del Cobre de Chile,
4.50%, 8/13/23			200	213,861

				447,865

China—8.3%
Century Master Investment Co., Ltd.,
4.75%, 9/19/18			200	210,414
CRCC Yupeng Ltd. (c)(d),
3.95%, 8/1/19			402	416,104
Franshion Development Ltd.,
6.75%, 4/15/21			400	461,250
Industrial & Commercial Bank of China Ltd.,
4.875%, 9/21/25			400	434,402
JD.com, Inc.,
3.875%, 4/29/26			400	393,798
Moon Wise Global Ltd. (c)(d),
9.00%, 1/28/19			400	441,857
Proven Honour Capital Ltd.,
4.125%, 5/19/25			400	426,059
Sinopec Group Overseas Development 2015 Ltd.,
3.25%, 4/28/25			400	410,752
State Grid Overseas Investment 2016 Ltd. (a)(b),
2.875%, 5/18/26			200	203,512
Yuzhou Properties Co., Ltd.,
8.75%, 10/4/18			200	208,739

				3,606,887

Colombia—1.4%
Ecopetrol S.A.,
5.375%, 6/26/26			600	626,070

Costa Rica—0.7%
Banco de Costa Rica,
5.25%, 8/12/18			300	309,000

El Salvador—1.0%
AES El Salvador Trust II,
6.75%, 3/28/23			250	237,500

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	163

Schedule of Investments

September 30, 2016

			Principal Amount (000s)	Value
6.75%, 3/28/23 (a)(b)	$		210	$199,500

				437,000

Greece—0.5%
Glasstank BV,
8.50%, 5/15/19	€		200	217,368

Guatemala—1.7%
Comcel Trust via Comunicaciones Celulares S.A.,
6.875%, 2/6/24		$	500	516,600
6.875%, 2/6/24 (a)(b)			203	209,740

				726,340

Hong Kong—2.6%
CLP Power HK Finance Ltd. (c)(d),
4.25%, 11/7/19			406	423,662
PCCW Capital No 4 Ltd.,
5.75%, 4/17/22			600	688,085

				1,111,747

India—7.3%
Export-Import Bank of India,
4.00%, 1/14/23			409	436,498
GCX Ltd.,
7.00%, 8/1/19			200	199,889
Indian Oil Corp. Ltd.,
5.75%, 8/1/23			400	463,176
Reliance Holding USA, Inc.,
5.40%, 2/14/22			500	564,013
Vedanta Resources PLC,
6.00%, 1/31/19			200	199,500
8.25%, 6/7/21			1,300	1,319,500

				3,182,576

Indonesia—2.5%
Alam Synergy Pte Ltd.,
6.95%, 3/27/20			200	203,760
Indo Energy Finance BV,
7.00%, 5/7/18			400	350,000
Marquee Land PTE Ltd.,
9.75%, 8/5/19			200	216,240
Pertamina Persero PT,
4.875%, 5/3/22			304	328,364

				1,098,364

Israel—0.3%
Delek & Avner Tamar Bond Ltd. (a)(b),
2.803%, 12/30/16			150	150,180

Kazakhstan—1.3%
Tengizchevroil Finance Co. International Ltd. (a)(b),
4.00%, 8/15/26			300	297,600
Zhaikmunai LLP,
7.125%, 11/13/19			300	278,250

				575,850

Korea (Republic of)—1.0%
Woori Bank,
4.75%, 4/30/24			400	433,483

Luxembourg—0.3%
Befesa Zinc S.A.U. Via Zinc Capital S.A.,
8.875%, 5/15/18	€		100	115,059

Mexico—2.5%
Alfa S.A.B. de C.V. (a)(b),
6.875%, 3/25/44		$	211	224,187
BBVA Bancomer S.A.,
7.25%, 4/22/20			192	212,064
Coca-Cola Femsa S.A.B. de C.V.,
3.875%, 11/26/23			194	209,405
Comision Federal de Electricidad,
4.875%, 1/15/24			221	233,155
Mexico City Airport Trust (a)(b),
4.25%, 10/31/26			200	201,000

				1,079,811

	Principal Amount (000s)	Value
Morocco—0.5%
OCP S.A.,
4.50%, 10/22/25	$200	$203,367

Nigeria—1.5%
FBN Finance Co. BV, (converts to FRN on 7/23/19) (a)(b),
8.00%, 7/23/21	251	193,270
GTB Finance BV (a)(b),
6.00%, 11/8/18	201	200,498
Zenith Bank PLC (a)(b),
6.25%, 4/22/19	250	244,255

		638,023

Panama—0.7%
Global Bank Corp.,
5.125%, 10/30/19	300	315,750

Peru—0.5%
Corp. Financiera de Desarrollo S.A.,
4.75%, 2/8/22	207	227,183

Philippines—1.1%
Petron Corp. (c)(d),
7.50%, 8/6/18	200	213,802
Power Sector Assets & Liabilities Management Corp.,
7.39%, 12/2/24	200	272,870

		486,672

Qatar—0.7%
Ras Laffan Liquefied Natural Gas Co., Ltd. III (a)(b),
6.332%, 9/30/27	250	301,563

Russian Federation—4.3%
Alfa Bank AO Via Alfa Bond Issuance PLC (a)(b),
7.50%, 9/26/19	400	437,800
Gazprom Neft OAO Via GPN Capital S.A. (a)(b),
6.00%, 11/27/23	203	219,951
Gazprom OAO Via Gaz Capital S.A.,
4.95%, 2/6/28	200	201,584
Lukoil International Finance BV (a)(b),
6.656%, 6/7/22	385	442,368
Sberbank of Russia Via SB Capital S.A. (a)(b),
5.25%, 5/23/23	224	224,560
VimpelCom Holdings BV,
5.95%, 2/13/23	350	363,632

		1,889,895

South Africa—3.0%
Gold Fields Orogen Holdings BVI Ltd. (a)(b),
4.875%, 10/7/20	400	406,920
MTN Mauritius Investment Ltd. (a)(b),
4.755%, 11/11/24	500	486,250
Myriad International Holdings B.V.,
5.50%, 7/21/25	200	215,450
5.50%, 7/21/25 (a)(b)	200	215,450

		1,324,070

Thailand—0.9%
PTT Exploration & Production PCL (c)(d),
4.875%, 6/18/19	400	408,713

Trinidad And Tobago—1.2%
Petroleum Co. of Trinidad & Tobago Ltd.,
9.75%, 8/14/19	450	500,625

Turkey—4.1%
Akbank TAS (a)(b),
3.875%, 10/24/17	250	251,668
Global Liman Isletmeleri (a)(b),
8.125%, 11/14/21	300	292,107
KOC Holding AS (a)(b),
5.25%, 3/15/23	300	308,455
Turk Telekomunikasyon AS,
4.875%, 6/19/24	200	199,149

			Principal Amount (000s)	Value
Turkcell Iletisim Hizmetleri AS,
5.75%, 10/15/25	$		300	$311,250
Yasar Holding AS (a)(b),
8.875%, 5/6/20			400	426,132

				1,788,761

United Arab Emirates—0.2%
Dolphin Energy Ltd. (a)(b),
5.888%, 6/15/19			85	90,292

United Kingdom—0.4%
Genel Energy Finance PLC (b),
7.50%, 5/14/19			200	157,500

Venezuela—1.6%
Petroleos de Venezuela S.A.,
6.00%, 5/16/24			1,000	428,600
8.50%, 11/2/17			333	288,333

				716,933

Total Corporate Bonds & Notes (cost—$26,240,103)				27,725,153

Sovereign Debt Obligations—31.5%
Angola—0.5%
Angolan Government International Bond (a)(b),
9.50%, 11/12/25			200	199,752

Argentina—3.8%
Argentine Republic Government International Bond,
8.28%, 12/31/33			561	629,515
Central Bank of Argentina,
zero coupon, 12/7/16		ARS	7,500	466,359
Provincia de Cordoba,
7.125%, 6/10/21 (a)(b)		$	250	263,125
12.375%, 8/17/17			127	136,843
Republic of Argentina (a)(b),
7.50%, 4/22/26			150	169,650

				1,665,492

Azerbaijan—0.9%
Republic of Azerbaijan International Bond,
4.75%, 3/18/24			375	390,011

Brazil—1.8%
Brazil Notas do Tesouro Nacional, Ser. F,
10.00%, 1/1/17		BRL	1,300	397,198
Brazilian Government International Bond,
4.25%, 1/7/25		$	400	399,900

				797,098

Cameroon—0.5%
Republic of Cameroon (a)(b),
9.50%, 11/19/25			200	223,462

Colombia—0.7%
Colombia Government International Bond,
2.625%, 3/15/23			300	296,550

Croatia—1.3%
Croatia Government International Bond,
5.50%, 4/4/23			501	558,469

Dominican Republic—1.0%
Dominican Republic International Bond,
5.50%, 1/27/25			400	426,000

Ethiopia—0.7%
Federal Democratic Republic of Ethiopia,
6.625%, 12/11/24			300	297,000

Guatemala—0.4%
Guatemala Government Bond (a)(b),
4.50%, 5/3/26			150	156,938

164	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

			Principal Amount (000s)	Value
Hungary—1.5%
Hungary Government International Bond,
5.375%, 2/21/23	$		396	$454,796
6.25%, 1/29/20			185	208,158

				662,954

Indonesia—1.5%
Indonesia Government International Bond,
4.125%, 1/15/25			300	320,793
4.625%, 4/15/43 (a)(b)			300	320,274

				641,067

Iraq—0.5%
Republic of Iraq,
5.80%, 1/15/28			250	204,280

Ivory Coast—1.1%
Ivory Coast Government International Bond,
5.375%, 7/23/24			500	503,750

Jamaica—0.9%
Jamaica Government International Bond,
6.75%, 4/28/28			200	229,000
8.00%, 3/15/39			150	180,750

				409,750

Kenya—0.5%
Kenya Government International Bond,
5.875%, 6/24/19			200	207,000

Mexico—1.3%
Mexican Bonos,
10.00%, 12/5/24		MXN	5,500	358,866
Mexico Government International Bond,
3.60%, 1/30/25		$	200	208,000

				566,866

Morocco—0.7%
Morocco Government International Bond,
3.50%, 6/19/24	€		250	305,895

Mozambique—0.3%
Republic of Mozambique,
10.50%, 1/18/23		$	172	142,760

Namibia—0.5%
Republic of Namibia (a)(b),
5.25%, 10/29/25			200	211,901

Nigeria—0.7%
Nigeria Government International Bond,
6.75%, 1/28/21			300	303,765

Panama—1.1%
Panama Government International Bond,
3.75%, 3/16/25			450	486,562

Paraguay—0.5%
Republic of Paraguay,
6.10%, 8/11/44			207	236,498

Peru—0.5%
Peruvian Government International Bond,
4.125%, 8/25/27			200	229,500

Philippines—0.6%
Philippine Government International Bond,
3.95%, 1/20/40			250	286,165

Romania—0.5%
Romanian Government International Bond,
4.375%, 8/22/23			200	221,734

Russian Federation—1.0%
Russian Federation Bond,
4.875%, 9/16/23			400	440,500

		Principal Amount (000s)	Value
South Africa—1.2%
South Africa Government Bond,
6.75%, 3/31/21	ZAR	7,500	$520,420

Sri Lanka—0.7%
Republic of Sri Lanka,
5.875%, 7/25/22	$	300	309,451

Trinidad And Tobago—0.7%
Trinidad & Tobago Government International Bond (a)(b),
4.50%, 8/4/26		300	310,500

Turkey—0.9%
Turkey Government International Bond,
4.875%, 4/16/43		400	374,630

Ukraine—0.9%
Ukraine Government International Bond (a)(b),
zero coupon, 5/31/40 (d)		115	37,264
7.75%, 9/1/20		150	146,955
7.75%, 9/1/23		200	192,625

			376,844

United Arab Emirates—0.6%
IPIC GMTN Ltd. (a)(b),
5.00%, 11/15/20		253	282,728

Uruguay—0.7%
Uruguay Government International Bond,
4.375%, 10/27/27		284	307,334

Vietnam—0.5%
Vietnam Government International Bond,
4.80%, 11/19/24		200	212,802

Total Sovereign Debt Obligations (cost—$13,162,811)			13,766,428

Repurchase Agreements—2.9%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $1,243,003; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $1,271,850 including accrued interest
(cost—$1,243,000)		1,243	1,243,000

Total Investments (cost—$40,645,914)—98.0%			42,734,581

Other assets less liabilities (e)—2.0%			878,364

Net Assets—100.0%			$43,612,945

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $9,804,298, representing 22.5% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2016.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ARS—Argentine Peso

BRL—Brazilian Real

€—Euro

FRN—Floating Rate Note

MXN—Mexican Peso

ZAR—South African Rand

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	31.5%
Oil, Gas & Consumable Fuels	17.0%
Banks	9.2%
Telecommunications	7.8%
Mining	4.9%
Electric Utilities	3.7%
Iron/Steel	2.2%
Holding Companies-Diversified	2.2%
Real Estate	2.0%
Engineering & Construction	1.9%
Building Materials	1.7%
Diversified Financial Services	1.6%
Banking	1.4%
Media	1.3%
Food & Beverage	1.3%
Equity Real Estate Investment Trusts (REITs)	1.0%
Internet	0.9%
Coal	0.8%
Construction Materials	0.7%
Commercial Services	0.7%
Containers & Packaging	0.5%
Chemicals	0.5%
Environmental Services	0.3%
Repurchase Agreements	2.9%
Other assets less liabilities	2.0%

100.0%

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	165

Schedule of Investments

September 30, 2016

AllianzGI Emerging Markets Small-Cap Fund

	Shares	Value
Common Stock—95.3%
Brazil—2.6%
Cia de Saneamento de Minas Gerais—COPASA	23,419	$235,403
Cia Paranaense de Energia	2,700	17,559
Cosan Ltd., Class A	13,300	95,095

		348,057

China—17.4%
Anhui Expressway Co., Ltd., Class H	28,000	23,396
Chaowei Power Holdings Ltd.	22,000	18,242
China Lesso Group Holdings Ltd.	340,000	232,233
China Maple Leaf Educational Systems Ltd.	102,000	94,925
China National Materials Co., Ltd., Class H	376,000	87,587
Dah Chong Hong Holdings Ltd.	50,000	20,302
Future Land Development Holdings Ltd.	218,000	42,838
Kingboard Chemical Holdings Ltd.	106,500	324,096
Kingboard Laminates Holdings Ltd.	215,500	197,768
Lee & Man Paper Manufacturing Ltd.	224,000	204,627
Powerlong Real Estate Holdings Ltd.	297,000	99,333
PW Medtech Group Ltd. (c)	111,000	33,758
Texhong Textile Group Ltd.	62,500	83,798
Tiangong International Co., Ltd.	316,000	35,294
Tianjin Development Holdings Ltd.	234,000	112,603
Tianneng Power International Ltd.	174,000	148,949
Weiqiao Textile Co., Class H	135,500	97,030
Xingda International Holdings Ltd.	163,000	67,236
Yingde Gases Group Co., Ltd.	71,000	28,236
Yuexiu Real Estate Investment Trust REIT	575,000	350,716
Yuzhou Properties Co., Ltd.	93,000	34,557

		2,337,524

Czech Republic—0.3%
Philip Morris CR AS (c)	75	38,664

Greece—0.9%
Hellenic Petroleum S.A. (c)	6,883	30,651
Motor Oil Hellas Corinth Refineries S.A.	8,136	91,396

		122,047

Hong Kong—4.7%
Champion REIT	539,000	327,976
Langham Hospitality Investments and Langham Hospitality Investments Ltd. UNIT	79,500	31,671
Man Wah Holdings Ltd.	329,200	211,725
Regal Real Estate Investment Trust REIT	108,000	28,889
Victory City International Holdings Ltd.	346,000	17,052
Win Hanverky Holdings Ltd.	82,000	13,619

		630,932

India—9.7%
Apollo Tyres Ltd. (c)	34,546	114,681
Bodal Chemicals Ltd. (c)	81,682	175,382

	Shares	Value
GHCL Ltd.	10,076	$38,532
Hinduja Global Solutions Ltd.	2,073	16,274
Housing Development & Infrastructure Ltd. (c)	96,579	116,139
Jagran Prakashan Ltd.	5,780	16,030
Manappuram Finance Ltd.	205,766	284,697
Muthoot Finance Ltd. (c)	9,469	49,884
Reliance Infrastructure Ltd. (c)	30,367	252,390
Srikalahasthi Pipes Ltd. (c)	8,491	36,425
Tamil Nadu Newsprint & Papers Ltd.	18,511	91,090
Uflex Ltd. (c)	17,155	73,142
Vardhman Textiles Ltd. (c)	2,645	42,390

		1,307,056

Indonesia—1.8%
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	495,000	61,184
Indo Tambangraya Megah Tbk PT	29,700	24,886
Japfa Comfeed Indonesia Tbk PT	1,149,700	153,142

		239,212

Korea (Republic of)—19.3%
Baiksan Co., Ltd.	9,201	66,664
Daehan Steel Co., Ltd.	5,308	50,059
Dongwha Pharm Co., Ltd.	3,742	30,694
e-LITECOM Co., Ltd.	7,288	71,752
Hanmi Semiconductor Co., Ltd.	5,678	71,690
Hansol Paper Co., Ltd.	12,962	243,204
Huvis Corp.	2,671	18,651
Hwa Shin Co., Ltd.	15,563	113,675
Hyundai Engineering Plastics Co., Ltd.	6,428	56,876
Ilsung Pharmaceuticals Co., Ltd.	176	17,833
INTOPS Co., Ltd.	1,380	22,997
ISU Chemical Co., Ltd.	8,096	133,530
Korea Petrochemical Ind Co., Ltd.	891	174,271
Korea United Pharm, Inc.	8,345	146,078
Kwang Dong Pharmaceutical Co., Ltd.	2,453	20,219
Kwangju Bank	12,751	109,345
LS Corp.	6,399	339,961
Moorim P&P Co., Ltd.	29,528	109,170
Poongsan Corp.	6,805	210,309
Samjin Pharmaceutical Co., Ltd.	523	15,374
SeAH Steel Corp.	1,413	82,252
Sungwoo Hitech Co., Ltd.	17,475	127,107
Taekwang Industrial Co., Ltd.	130	99,223
Taeyoung Engineering & Construction Co., Ltd. (c)	15,667	79,524
TK Chemical Corp. (c)	53,137	104,528
YeaRimDang Publishing Co., Ltd. (c)	18,419	79,844

		2,594,830

Malaysia—1.8%
AirAsia Bhd.	170,400	115,149
Padini Holdings Bhd.	97,200	66,986
Unisem M Bhd.	105,300	64,269

		246,404

Mexico—0.5%
Prologis Property Mexico S.A. de C.V. REIT	28,400	46,592

	Shares	Value
Vitro S.A.B. de C.V., Ser. A	5,400	$17,403

		63,995

Philippines—1.7%
Cebu Air, Inc.	93,390	217,843
First Philippine Holdings Corp.	10,010	15,037

		232,880

Poland—2.9%
Ciech S.A.	1,158	20,035
Kernel Holding S.A.	15,719	243,148
Tauron Polska Energia S.A. (c)	180,487	122,812

		385,995

Russian Federation—1.1%
Acron PJSC (b)	457	24,463
M Video PJSC (b)	3,080	16,786
Ros Agro PLC GDR	8,196	109,007

		150,256

South Africa—2.1%
Astral Foods Ltd.	9,569	82,210
Cashbuild Ltd.	623	19,159
DRDGOLD Ltd. ADR	13,300	65,835
Exxaro Resources Ltd.	11,192	68,805
Raubex Group Ltd.	12,728	22,762
S.A. Corporate Real Estate Fund Nominees Pty Ltd. REIT	38,346	15,229

		274,000

Taiwan—19.3%
Ability Enterprise Co., Ltd.	124,583	64,979
Alpha Networks, Inc.	360,000	222,906
Ardentec Corp.	75,750	57,997
Coretronic Corp.	29,600	32,321
Gigabyte Technology Co., Ltd.	41,000	54,579
Gloria Material Technology Corp.	68,000	38,502
Greatek Electronics, Inc.	53,000	67,619
King Yuan Electronics Co., Ltd.	171,000	152,038
Kung Long Batteries Industrial Co., Ltd.	14,000	67,222
Lite-On Technology Corp.	38,189	55,211
Micro-Star International Co., Ltd.	14,000	36,499
Netronix, Inc.	34,000	69,747
Powertech Technology, Inc.	79,000	205,314
Realtek Semiconductor Corp.	83,000	273,932
Sampo Corp.	85,000	47,794
Shinkong Synthetic Fibers Corp.	67,000	18,205
Sigurd Microelectronics Corp.	35,000	26,263
Sinbon Electronics Co., Ltd.	1,619	3,739
Sinmag Equipment Corp.	18,000	81,779
Syncmold Enterprise Corp.	19,000	32,088
Taiwan Union Technology Corp.	205,000	245,879
Tong Yang Industry Co., Ltd.	116,000	276,213
Tripod Technology Corp.	64,000	142,822
TXC Corp.	69,000	95,293
Unizyx Holding Corp. (c)	158,000	76,624
Winbond Electronics Corp.	389,000	125,709
YC INOX Co., Ltd.	35,000	25,228

		2,596,502

Thailand—6.6%
Advanced Information Technology PCL NVDR	68,900	50,209
Bangchak Petroleum PCL NVDR	190,800	168,565
CPN Retail Growth Leasehold Property Fund UNIT	301,700	179,366

166	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

	Shares	Value
IRPC PCL NVDR	750,500	$106,012
Star Petroleum Refining PCL NVDR	442,300	138,390
Thai Oil PCL NVDR	18,500	36,680
Thai Vegetable Oil PCL NVDR	230,700	203,268

		882,490

Turkey—2.6%
Eregli Demir ve Celik Fabrikalari TAS	15,047	20,708
Soda Sanayii AS	43,605	59,874
Trakya Cam Sanayii AS	328,336	272,552

		353,134

Total Common Stock (cost—$11,813,941)		12,803,978

Preferred Stock—0.9%
Russian Federation—0.9%
Bashneft PAO (b) (cost—$91,942)	3,724	110,379

	Principal Amount (000s)
Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $112,000; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $114,675 including accrued interest
(cost—$112,000)	$112	112,000

Total Investments (cost—$12,017,883) (a)—97.0%		13,026,357

Other assets less liabilities—3.0%		407,953

Net Assets—100.0%		$13,434,310

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $11,566,657, representing 86.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $151,628, representing 1.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Semiconductors & Semiconductor Equipment	8.3%
Electronic Equipment, Instruments & Components	7.9%
Equity Real Estate Investment Trusts (REITs)	7.1%
Auto Components	6.9%
Oil, Gas & Consumable Fuels	6.5%
Food Products	5.9%
Chemicals	5.7%
Paper & Forest Products	4.8%
Metals & Mining	4.2%
Building Products	3.8%
Textiles, Apparel & Luxury Goods	3.3%
Electric Utilities	3.0%
Electrical Equipment	3.0%
Consumer Finance	2.5%
Airlines	2.5%
Real Estate Management & Development	2.4%
Household Durables	2.4%
Communications Equipment	2.2%
Water Utilities	1.8%
Pharmaceuticals	1.7%
Technology Hardware, Storage & Peripherals	1.6%
Banks	1.3%
Machinery	0.8%
Multi-Utilities	0.8%
Specialty Retail	0.8%
Construction & Engineering	0.8%
Media	0.7%
Diversified Consumer Services	0.7%
Containers & Packaging	0.7%
Construction Materials	0.7%
IT Services	0.5%
Tobacco	0.3%
Health Care Equipment & Supplies	0.3%
Transportation Infrastructure	0.2%
Distributors	0.1%
Repurchase Agreements	0.8%
Other assets less liabilities	3.0%

100.0%

AllianzGI Europe Equity Dividend Fund

	Shares	Value
Common Stock—89.0%
Belgium—2.1%
bpost S.A.	4,020	$109,012
EVS Broadcast Equipment S.A.	540	21,710

		130,722

Finland—2.6%
Nokian Renkaat Oyj	4,520	164,799

France—16.1%
AXA S.A.	9,650	205,180
Coface S.A.	8,480	61,451
SCOR SE	3,435	106,822
SES S.A.	11,856	291,122
Total S.A.	3,770	179,303
Vivendi S.A.	8,840	178,413

		1,022,291

Germany—12.3%
Drillisch AG	3,030	147,255
Freenet AG	7,179	210,120
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,650	308,164
TUI AG	7,880	112,428

		777,967

Netherlands—1.2%
Koninklijke KPN NV	22,010	73,023

Norway—5.9%
Statoil ASA	4,890	82,095
Telenor ASA	3,590	61,733
TGS Nopec Geophysical Co. ASA	3,720	67,203
Yara International ASA	4,980	165,949

		376,980

Portugal—0.5%
CTT-Correios de Portugal S.A.	4,740	31,909

Spain—10.6%
Cia de Distribucion Integral Logista Holdings S.A.	9,010	201,114
Enagas S.A.	3,290	98,971
Ferrovial S.A.	7,839	166,914
Iberdrola S.A.	22,210	151,015
Mapfre S.A.	20,460	57,243

		675,257

Sweden—3.2%
Bonava AB, Class B (c)	970	12,234
NCC AB, Class B	680	17,820
Nordea Bank AB	14,310	142,105
Swedbank AB, Class A	1,390	32,660

		204,819

Switzerland—5.8%
Adecco Group AG	590	33,256
Cembra Money Bank AG (c)	1,037	81,349
Sunrise Communications Group AG (a)(c)	3,666	255,890

		370,495

United Kingdom—28.7%
Ashmore Group PLC	24,410	111,720
AstraZeneca PLC	2,350	152,167
BP PLC	27,650	161,165
British American Tobacco PLC	2,590	165,180
Centrica PLC	35,960	106,325
GlaxoSmithKline PLC	6,670	142,061
HSBC Holdings PLC	7,940	59,683
ICAP PLC	13,280	79,976
IG Group Holdings PLC	2,429	27,408
Imperial Brands PLC	2,920	150,294

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	167

Schedule of Investments

September 30, 2016

	Shares	Value
Inmarsat PLC	8,990	$81,955
Royal Dutch Shell PLC, Class A	10,410	259,778
Tate & Lyle PLC	10,200	99,009
Tullett Prebon PLC	2,290	9,902
Vodafone Group PLC	75,540	216,643

		1,823,266

Total Common Stock (cost—$5,760,458)		5,651,528

	Principal Amount (000s)
Repurchase Agreements—11.4%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $722,002; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $740,175 including accrued interest
(cost—$722,000)	$722	722,000

Total Investments (cost—$6,482,458) (b)—100.4%		6,373,528

Liabilities in excess of other assets—(0.4)%		(26,416)

Net Assets—100.0%		$6,347,112

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $5,607,682, representing 88.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Insurance	11.6%
Oil, Gas & Consumable Fuels	10.7%
Wireless Telecommunication Services	9.0%
Diversified Telecommunication Services	7.4%
Media	7.4%
Air Freight & Logistics	5.4%
Tobacco	5.0%
Pharmaceuticals	4.6%
Banks	3.7%
Capital Markets	3.6%
Construction & Engineering	2.9%
Chemicals	2.6%
Auto Components	2.6%
Electric Utilities	2.4%
Hotels, Restaurants & Leisure	1.8%
Multi-Utilities	1.7%
Food Products	1.6%
Gas Utilities	1.6%
Consumer Finance	1.3%
Energy Equipment & Services	1.1%
Professional Services	0.5%
Communications Equipment	0.3%
Household Durables	0.2%
Repurchase Agreements	11.4%
Liabilities in excess of other assets	(0.4)%

100.0%

AllianzGI Global Fundamental Strategy Fund

	Shares	Value
Common Stock—31.4%
Belgium—2.2%
bpost S.A.	6,900	$187,110
Warehouses De Pauw CVA REIT	1,600	159,053

		346,163

China—2.0%
Baidu, Inc. ADR (f)	850	154,760
Zhengzhou Yutong Bus Co., Ltd., Class A	48,300	160,236

		314,996

Germany—5.8%
Freenet AG	3,100	90,733
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	900	168,089
SAP SE	2,900	265,211
Vonovia SE	10,700	405,628

		929,661

Hong Kong—1.1%
HKT Trust & HKT Ltd. UNIT	120,700	170,241

Indonesia—2.4%
Astra International Tbk PT	260,000	164,977
Telekomunikasi Indonesia Persero Tbk PT	649,800	216,375

		381,352

Israel—0.9%
Mobileye NV (f)	3,600	153,252

Japan—2.2%
Keyence Corp.	200	146,538
Yamaha Motor Co., Ltd.	10,450	211,124

		357,662

Norway—0.9%
Yara International ASA	4,500	149,953

United Kingdom—7.0%
BP PLC	30,700	178,942
GlaxoSmithKline PLC	7,500	159,739
Imperial Brands PLC	2,900	149,265
Randgold Resources Ltd.	1,284	128,687
Reckitt Benckiser Group PLC	1,800	169,461
Royal Dutch Shell PLC, Class A	13,200	328,388

		1,114,482

United States—6.9%
Amazon.com, Inc. (e)(f)	300	251,193
Cisco Systems, Inc. (e)	2,500	79,300
GameStop Corp., Class A	5,500	151,745
General Electric Co. (e)	5,100	151,062
Intel Corp. (e)	4,900	184,975
Johnson & Johnson	1,600	189,008
Microsoft Corp. (e)	1,636	94,234

		1,101,517

Total Common Stock (cost—$4,335,366)		5,019,279

	Principal Amount (000s)
Corporate Bonds & Notes—18.1%
Brazil—1.6%
Petrobras Global Finance BV, 4.375%, 5/20/23	$280	251,160

168	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

			Principal Amount (000s)	Value
Mexico—2.6%
Controladora Mabe S.A. de C.V. (a)(b),
7.875%, 10/28/19	$		200	$222,750
Petroleos Mexicanos,
6.625%, 6/15/35			190	194,341

				417,091

Switzerland—3.4%
Credit Suisse AG,
5.30%, 8/13/19			500	547,839

United States—10.5%
AT&T, Inc.,
5.80%, 2/15/19			500	548,714
HSBC USA, Inc.,
1.625%, 1/16/18			500	500,356
Oracle Corp.,
5.75%, 4/15/18			600	641,999

				1,691,069

Total Corporate Bonds & Notes (cost—$2,811,207)				2,907,159

Sovereign Debt Obligations—29.9%
Brazil—2.4%
Brazil Notas do Tesouro Nacional, Ser. F,
10.00%, 1/1/27		BRL	1,400	392,450

Canada—6.4%
Province of Ontario Canada,
2.00%, 9/27/18		$	1,000	1,017,416

Indonesia—2.6%
Indonesia Treasury Bond,
8.375%, 9/15/26		IDR	5,000,000	417,592

Italy—7.2%
Italy Buoni Poliennali Del Tesoro (d),
1.65%, 4/23/20	€		442	523,021
3.10%, 9/15/26			445	633,443

				1,156,464

Mexico—2.3%
Mexican Bonos, Ser. M,
6.50%, 6/9/22		MXN	6,900	367,949

Spain—2.7%
Spain Government Inflation Linked Bond (b)(d),
1.00%, 11/30/30	€		349	428,878

Supranational—6.3%
Inter-American Development Bank,
1.00%, 7/14/17		$	1,000	1,001,427

Total Sovereign Debt Obligations (cost—$4,946,417)				4,782,176

U.S. Treasury Obligations—2.8%
U.S. Treasury Inflation Indexed Bonds (d),
2.125%, 2/15/40 (cost—$429,977)		$	334	446,836

			Shares
Exchange-Traded Funds—3.4%
iShares MSCI Emerging Markets Index (e)			10,400	389,480
iShares MSCI India			5,300	155,873

Total Exchange-Traded Funds (cost—$592,963)				545,353

	Principal Amount (000s)	Value
Repurchase Agreements—11.5%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $1,841,005; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $1,881,713 including accrued interest
(cost—$1,841,000)	$1,841	$1,841,000

	Contracts
Options Purchased (f)(h)—0.2%
Call Options—0.0%
British Pound, strike price $134.00, expires 10/7/16	15	188

Put Options—0.2%
E-mini S&P 500 Index, strike price $2,150.00, expires 12/16/16	15	36,750

Total Options Purchased (cost—$52,858)		36,938

Total Investments, before options written (cost—$15,009,788)—97.3%		15,578,741

Options Written (f)(h)—(0.1)%
Put Options—(0.1)%
E-mini S&P 500 Index, strike price $2,000.00, expires 12/16/16	15	(16,125)
Euro Stoxx 50 Index, strike price $85.00, expires 10/21/16	80	(3,258)

		(19,383)

Total Options Written (premiums received—$32,367)		(19,383)

Total Investments, net of options written (cost—$14,977,421) (c)—97.2%		15,559,358

Other assets less other liabilities (g)—2.8%		441,203

Net Assets—100.0%		$16,000,561

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Security with a value of $222,750, representing 1.4% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities with an aggregate value of $3,439,509, representing 21.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(e) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(f) Non-income producing.

(g) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

(h) Exchange traded-Chicago Board Options Exchange.

Glossary:

ADR—American Depositary Receipt

BRL—Brazilian Real

€—Euro

IDR—Indonesian Rupiah

MSCI—Morgan Stanley Capital International

MXN—Mexican Peso

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	169

Schedule of Investments

September 30, 2016

The industry classification of portfolio holdings and other assets less other liabilities shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	29.9%
Software	7.2%
Banks	6.6%
Oil, Gas & Consumable Fuels	6.0%
Telecommunications	3.4%
Exchange-Traded Funds	3.4%
U.S. Treasury Obligations	2.8%
Real Estate Management & Development	2.5%
Diversified Telecommunication Services	2.4%
Automobiles	2.3%
Pharmaceuticals	2.2%
Internet & Catalog Retail	1.6%
Household Products/Wares	1.4%
Air Freight & Logistics	1.2%
Semiconductors & Semiconductor Equipment	1.2%
Household Products	1.1%
Insurance	1.0%
Machinery	1.0%
Equity Real Estate Investment Trusts (REITs)	1.0%
Internet Software & Services	1.0%
Specialty Retail	0.9%
Industrial Conglomerates	0.9%
Chemicals	0.9%
Tobacco	0.9%
Electronic Equipment, Instruments & Components	0.9%
Metals & Mining	0.8%
Wireless Telecommunication Services	0.6%
Communications Equipment	0.5%
Repurchase Agreements	11.5%
Options Purchased	0.2%
Options Written	(0.1)%
Other assets less other liabilities	2.8%

100.0%

AllianzGI Global Sustainability Fund

	Shares	Value
Common Stock—94.9%
Australia—1.4%
Australia & New Zealand Banking Group Ltd.	13,590	$289,488

Canada—1.0%
Gibson Energy, Inc.	15,927	214,149

Denmark—1.4%
Novo Nordisk A/S, Class B	7,011	292,209

France—2.6%
BNP Paribas S.A.	5,039	259,174
Bureau Veritas S.A.	12,779	274,173

		533,347

Germany—6.9%
adidas AG	2,448	425,767
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,335	622,864
SAP SE	4,225	386,386

		1,435,017

Japan—5.4%
Astellas Pharma, Inc.	16,100	251,467
Daikin Industries Ltd.	5,300	494,574
Keyence Corp.	500	366,344

		1,112,385

Spain—4.2%
Amadeus IT Group S.A., Class A	9,750	486,651
Industria de Diseno Textil S.A.	10,511	389,725

		876,376

Sweden—3.2%
Atlas Copco AB, Class A	12,945	389,703
Skandinaviska Enskilda Banken AB, Class A	27,426	275,670

		665,373

Switzerland—4.2%
Nestle S.A.	3,227	254,817
Roche Holding AG	1,639	407,289
UBS Group AG	15,333	209,456

		871,562

United Kingdom—13.7%
AstraZeneca PLC	5,117	331,335
Nielsen Holdings PLC	6,133	328,545
Prudential PLC	17,763	314,879
Reckitt Benckiser Group PLC	2,500	235,362
Royal Dutch Shell PLC, Class B	9,459	245,231
Unilever PLC	13,142	621,880
Vodafone Group PLC	129,362	371,000
WPP PLC	16,736	393,390

		2,841,622

United States—50.9%
Accenture PLC, Class A	3,531	431,382
Agilent Technologies, Inc.	8,402	395,650
Alphabet, Inc., Class A (b)	686	551,585
American Express Co.	5,156	330,190
Apple, Inc.	3,753	424,277
Biogen, Inc. (b)	736	230,390
Citigroup, Inc.	6,724	317,574
Colgate-Palmolive Co.	6,072	450,178
Eaton Corp. PLC	5,453	358,317
Ecolab, Inc.	3,005	365,769
EOG Resources, Inc.	4,180	404,248
Estee Lauder Cos., Inc., Class A	4,928	436,424
IDEX Corp.	4,792	448,387
Intel Corp.	6,381	240,883
International Flavors & Fragrances, Inc.	3,258	465,796

	Shares	Value
Intuit, Inc.	3,376	$371,394
Johnson & Johnson	4,452	525,915
Microsoft Corp.	7,988	460,109
Mondelez International, Inc., Class A	8,613	378,111
Priceline Group, Inc. (b)	321	472,348
S&P Global, Inc.	2,439	308,680
Schlumberger Ltd.	4,854	381,718
Starbucks Corp.	8,711	471,613
Visa, Inc., Class A	8,750	723,625
WW Grainger, Inc.	1,014	227,988
Xylem, Inc.	7,224	378,899

		10,551,450

Total Common Stock (cost—$18,234,064)		19,682,978

Preferred Stock—2.2%
Germany—2.2%
Henkel AG & Co. KGaA (cost—$370,660)	3,426	466,282

	Principal Amount (000s)
Repurchase Agreements—3.0%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $621,002; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $635,925 including accrued interest
(cost—$621,000)	$621	621,000

Total Investments (cost—$19,225,724) (a)—100.1%		20,770,260

Liabilities in excess of other assets—(0.1)%		(24,121)

Net Assets—100.0%		$20,746,139

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $9,055,116, representing 43.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

170	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Pharmaceuticals	8.7%
IT Services	7.9%
Software	5.9%
Machinery	5.9%
Household Products	5.5%
Banks	5.5%
Personal Products	5.1%
Insurance	4.5%
Oil, Gas & Consumable Fuels	4.2%
Chemicals	4.0%
Food Products	3.0%
Professional Services	2.9%
Internet Software & Services	2.7%
Capital Markets	2.5%
Building Products	2.4%
Internet & Catalog Retail	2.3%
Hotels, Restaurants & Leisure	2.3%
Textiles, Apparel & Luxury Goods	2.0%
Technology Hardware, Storage & Peripherals	2.0%
Life Sciences Tools & Services	1.9%
Media	1.9%
Specialty Retail	1.9%
Energy Equipment & Services	1.8%
Wireless Telecommunication Services	1.8%
Electronic Equipment, Instruments & Components	1.8%
Electrical Equipment	1.7%
Consumer Finance	1.6%
Semiconductors & Semiconductor Equipment	1.2%
Biotechnology	1.1%
Trading Companies & Distributors	1.1%
Repurchase Agreements	3.0%
Liabilities in excess of other assets	(0.1)%

100.0%

AllianzGI Global Water Fund

	Shares	Value
Common Stock—95.6%
Austria—4.5%
ANDRITZ AG	305,021	$16,598,322
Wienerberger AG	410,222	6,964,832

		23,563,154

Brazil—1.5%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	868,412	8,041,495

China—3.3%
Guangdong Investment Ltd.	10,736,000	17,150,184

Finland—3.3%
Uponor Oyj	645,305	11,959,637
Wartsila Oyj Abp	114,153	5,139,033

		17,098,670

France—9.7%
Suez	1,535,272	25,370,700
Veolia Environnement S.A.	1,110,310	25,583,298

		50,953,998

Germany—2.3%
GEA Group AG	213,566	11,873,616

Israel—0.7%
Israel Chemicals Ltd.	973,315	3,791,617

Italy—1.2%
ACEA SpA	482,195	6,061,326

Netherlands—3.0%
Aalberts Industries NV	464,423	15,818,074

Switzerland—9.8%
Belimo Holding AG	1,193	3,928,366
Geberit AG	107,947	47,317,511

		51,245,877

United Kingdom—19.5%
Halma PLC	831,233	11,285,527
Pennon Group PLC	1,934,873	22,370,954
Pentair PLC	468,308	30,084,106
Severn Trent PLC	1,028,010	33,356,724
United Utilities Group PLC	387,000	5,026,644

		102,123,955

United States—36.8%
American Water Works Co., Inc.	607,025	45,429,751
Aqua America, Inc.	82,094	2,502,225
Badger Meter, Inc.	154,209	5,167,544
Danaher Corp.	321,554	25,206,618
Franklin Electric Co., Inc.	373,582	15,208,523
IDEX Corp.	292,965	27,412,735
Mueller Water Products, Inc., Class A	1,585,977	19,904,011
Watts Water Technologies, Inc., Class A	232,708	15,088,787
Xylem, Inc.	708,084	37,139,006

		193,059,200

Total Common Stock (cost—$419,432,047)		500,781,166

	Principal Amount (000s)	Value
Repurchase Agreements—2.7%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $14,251,036; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $14,537,663 including accrued interest
(cost—$14,251,000)	$14,251	$14,251,000

Total Investments (cost—$433,683,047) (a)—98.3%		515,032,166

Other assets less liabilities—1.7%		8,862,692

Net Assets—100.0%		$523,894,858

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $259,606,673, representing 49.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	37.1%
Water Utilities	25.6%
Building Products	12.1%
Multi-Utilities	10.9%
Health Care Equipment & Supplies	4.8%
Electronic Equipment, Instruments & Components	3.1%
Construction Materials	1.3%
Chemicals	0.7%
Repurchase Agreements	2.7%
Other assets less liabilities	1.7%

100.0%

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	171

Schedule of Investments

September 30, 2016

AllianzGI High Yield Bond Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—95.0%
Advertising—0.4%
Affinion Group, Inc.,
7.875%, 12/15/18	$2,150	$1,472,750

Aerospace & Defense—2.3%
KLX, Inc. (a)(c),
5.875%, 12/1/22	3,265	3,395,600
Kratos Defense & Security Solutions, Inc.,
7.00%, 5/15/19	1,448	1,353,880
TransDigm, Inc.,
6.50%, 5/15/25	1,430	1,497,925
7.50%, 7/15/21	1,830	1,940,944

		8,188,349

Auto Components—1.6%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	1,990	2,111,887
Commercial Vehicle Group, Inc.,
7.875%, 4/15/19	3,278	3,286,195
Goodyear Tire & Rubber Co.,
5.125%, 11/15/23	500	522,500

		5,920,582

Auto Manufacturers—0.8%
Navistar International Corp.,
8.25%, 11/1/21	2,790	2,776,050

Banks—0.9%
CIT Group, Inc.,
5.00%, 8/15/22	645	686,925
Royal Bank of Scotland Group PLC,
5.125%, 5/28/24	2,625	2,641,674

		3,328,599

Building Materials—0.6%
Builders FirstSource, Inc. (a)(c),
5.625%, 9/1/24	2,120	2,183,600

Chemicals—3.4%
Chemours Co.,
7.00%, 5/15/25	3,060	3,021,750
OMNOVA Solutions, Inc.,
7.875%, 11/1/18	1,665	1,672,201
Platform Specialty Products Corp. (a)(c),
6.50%, 2/1/22	2,405	2,350,887
Tronox Finance LLC (a)(c),
7.50%, 3/15/22	2,045	1,876,288
Univar USA, Inc. (a)(c),
6.75%, 7/15/23	3,385	3,503,475

		12,424,601

Commercial Services—4.9%
Cardtronics, Inc.,
5.125%, 8/1/22	1,440	1,479,600
Cenveo Corp. (a)(c),
6.00%, 8/1/19	865	772,013
6.00%, 5/15/24	2,300	2,075,299
Harland Clarke Holdings Corp. (a)(c),
9.25%, 3/1/21	4,520	3,858,950
Hertz Corp.,
5.50%, 10/15/24 (a)(c)	1,885	1,880,288
6.75%, 4/15/19	685	700,919
RR Donnelley & Sons Co.,
6.00%, 4/1/24	2,125	2,119,688
7.00%, 2/15/22	2,055	2,152,612
United Rentals North America, Inc.,
5.50%, 7/15/25	2,450	2,520,437

		17,559,806

	Principal Amount (000s)	Value
Computers—1.8%
Diamond 1 Finance Corp. (a)(c),
7.125%, 6/15/24	$2,225	$2,448,570
Harland Clarke Holdings Corp. (a)(c),
9.75%, 8/1/18	1,095	1,126,481
Unisys Corp.,
6.25%, 8/15/17	1,850	1,898,563
Western Digital Corp. (a)(c),
10.50%, 4/1/24	1,025	1,192,844

		6,666,458

Containers & Packaging—0.2%
Owens-Brockway Glass Container, Inc. (a)(c),
5.00%, 1/15/22	660	702,075

Distribution/Wholesale—1.6%
H&E Equipment Services, Inc.,
7.00%, 9/1/22	2,255	2,390,300
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	3,165	3,267,862

		5,658,162

Diversified Financial Services—5.1%
Ally Financial, Inc.,
5.75%, 11/20/25	2,345	2,462,250
8.00%, 3/15/20	1,805	2,066,725
Community Choice Financial, Inc.,
10.75%, 5/1/19	2,060	1,081,500
Energizer Holdings, Inc. (a)(c),
5.50%, 6/15/25	1,550	1,600,375
International Lease Finance Corp.,
8.25%, 12/15/20	1,600	1,904,000
Nationstar Mortgage LLC,
7.875%, 10/1/20	1,725	1,761,570
9.625%, 5/1/19	1,000	1,051,250
Navient Corp.,
6.625%, 7/26/21	2,045	2,065,450
8.45%, 6/15/18	1,065	1,147,538
Springleaf Finance Corp.,
6.90%, 12/15/17	1,215	1,280,306
8.25%, 10/1/23	1,945	2,051,975

		18,472,939

Electric Utilities—0.8%
NRG Energy, Inc.,
6.25%, 5/1/24	2,900	2,958,000

Electrical Equipment—0.4%
Anixter, Inc.,
5.125%, 10/1/21	100	105,125
WireCo WorldGroup, Inc.,
9.50%, 5/15/17	1,155	1,163,663

		1,268,788

Electronics—1.0%
Kemet Corp.,
10.50%, 5/1/18	3,559	3,572,346

Engineering & Construction—0.8%
AECOM,
5.875%, 10/15/24	2,755	2,947,850

Entertainment—1.9%
Cedar Fair L.P.,
5.375%, 6/1/24	3,145	3,333,700
International Game Technology PLC (a)(c),
6.25%, 2/15/22	3,190	3,411,322

		6,745,022

Food & Beverage—0.2%
Albertsons Cos. LLC (a)(c),
6.625%, 6/15/24	750	781,875

	Principal Amount (000s)	Value
Healthcare-Products—2.3%
Hologic, Inc. (a)(c),
5.25%, 7/15/22	$2,245	$2,390,925
Kinetic Concepts, Inc. (a)(c),
9.625%, 10/1/21	3,005	3,012,512
Teleflex, Inc.,
5.25%, 6/15/24	2,855	2,990,613

		8,394,050

Healthcare-Services—4.9%
Community Health Systems, Inc.,
7.125%, 7/15/20	2,625	2,453,062
DaVita HealthCare Partners, Inc.,
5.125%, 7/15/24	3,810	3,893,344
Envision Healthcare Corp. (a)(c),
5.125%, 7/1/22	1,980	1,980,000
HCA, Inc.,
7.50%, 2/15/22	2,500	2,875,000
Kindred Healthcare, Inc.,
6.375%, 4/15/22	1,803	1,715,104
8.75%, 1/15/23	1,235	1,239,631
Tenet Healthcare Corp.,
8.125%, 4/1/22	3,335	3,351,675

		17,507,816

Home Builders—2.6%
Beazer Homes USA, Inc. (a)(c),
8.75%, 3/15/22	1,830	1,935,225
Brookfield Residential Properties, Inc. (a)(c),
6.50%, 12/15/20	1,665	1,731,600
CalAtlantic Group, Inc.,
5.875%, 11/15/24	615	661,125
8.375%, 5/15/18	1,360	1,494,300
KB Home,
8.00%, 3/15/20	3,105	3,473,719

		9,295,969

Household Products/Wares—0.8%
Spectrum Brands, Inc.,
5.75%, 7/15/25	2,750	2,983,750

Housewares—0.7%
Newell Brands, Inc. (a)(c),
5.00%, 11/15/23	2,325	2,476,969

Insurance—0.6%
CNO Financial Group, Inc.,
5.25%, 5/30/25	2,310	2,315,775

Internet & Catalog Retail—0.7%
Netflix, Inc.,
5.875%, 2/15/25	2,420	2,631,750

Iron/Steel—3.0%
AK Steel Corp.,
7.50%, 7/15/23	1,395	1,489,163
7.625%, 5/15/20	650	637,000
8.375%, 4/1/22	2,085	2,038,087
ArcelorMittal,
10.85%, 6/1/19	2,315	2,812,725
Steel Dynamics, Inc.,
5.50%, 10/1/24	830	871,500
United States Steel Corp. (a)(c),
8.375%, 7/1/21	2,580	2,828,325

		10,676,800

Leisure Time—0.5%
NCL Corp., Ltd. (a)(c),
5.25%, 11/15/19	1,695	1,720,425

Lodging—1.0%
MGM Resorts International,
6.625%, 12/15/21	2,000	2,260,000

172	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

	Principal Amount (000s)	Value
Wynn Las Vegas LLC (a)(c),
5.50%, 3/1/25	$1,455	$1,471,369

		3,731,369

Machinery-Construction & Mining—0.7%
BlueLine Rental Finance Corp. (a)(c),
7.00%, 2/1/19	2,935	2,575,462

Machinery-Diversified—0.6%
Zebra Technologies Corp.,
7.25%, 10/15/22	1,930	2,103,700

Media—6.6%
CCO Holdings LLC,
5.50%, 5/1/26 (a)(c)	2,505	2,630,250
5.75%, 1/15/24	2,070	2,204,550
Clear Channel Worldwide Holdings, Inc.,
6.50%, 11/15/22	2,195	2,296,519
CSC Holdings LLC,
6.75%, 11/15/21	3,370	3,572,200
DISH DBS Corp.,
5.875%, 7/15/22	2,635	2,720,637
Gray Television, Inc. (a)(c),
5.875%, 7/15/26	2,605	2,631,050
LIN Television Corp.,
5.875%, 11/15/22	1,930	2,031,325
McClatchy Co.,
9.00%, 12/15/22	2,410	2,488,325
Nexstar Escrow Corp. (a)(c),
5.625%, 8/1/24	3,125	3,156,250
SFX Entertainment, Inc. (a)(b)(c)(e),
9.625%, 2/1/19	2,761	27,610

		23,758,716

Mining—3.2%
Alcoa Nederland Holding BV (a)(c),
6.75%, 9/30/24	1,800	1,874,250
7.00%, 9/30/26	335	347,144
Freeport-McMoRan, Inc.,
3.55%, 3/1/22	2,905	2,658,075
HudBay Minerals, Inc.,
9.50%, 10/1/20	1,795	1,808,911
Joseph T. Ryerson & Son, Inc. (a)(c),
11.00%, 5/15/22	2,515	2,772,787
Teck Resources Ltd. (a)(c),
8.00%, 6/1/21	375	411,094
8.50%, 6/1/24	1,375	1,577,813

		11,450,074

Miscellaneous Manufacturing—1.0%
Trinseo Materials Operating SCA (a)(c),
6.75%, 5/1/22	3,495	3,704,700

Oil, Gas & Consumable Fuels—7.9%
Callon Petroleum Co. (a)(c)(d),
6.125%, 10/1/24	1,155	1,198,313
Calumet Specialty Products Partners L.P.,
6.50%, 4/15/21	3,435	2,825,287
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23	1,735	1,726,325
Chesapeake Energy Corp.,
6.625%, 8/15/20	2,185	2,059,362
Continental Resources, Inc.,
5.00%, 9/15/22	2,125	2,125,000
CVR Refining LLC,
6.50%, 11/1/22	1,575	1,433,250
EP Energy LLC,
9.375%, 5/1/20	4,640	3,317,600
Oasis Petroleum, Inc.,
6.875%, 3/15/22	3,225	3,104,062
Range Resources Corp.,
4.875%, 5/15/25	2,730	2,634,450
Rice Energy, Inc.,
6.25%, 5/1/22	2,710	2,811,625

	Principal Amount (000s)	Value
Sanchez Energy Corp.,
6.125%, 1/15/23	$2,375	$1,917,813
Sunoco L.P. (a)(c),
6.375%, 4/1/23	1,805	1,863,663
Vanguard Natural Resources LLC (a)(c),
7.00%, 2/15/23	1,152	760,320
Weatherford International Ltd.,
8.25%, 6/15/23	890	883,325

		28,660,395

Paper & Forest Products—0.5%
Mercer International, Inc.,
7.75%, 12/1/22	1,825	1,941,344

Pharmaceuticals—1.9%
Endo Finance LLC (a)(c),
5.375%, 1/15/23	1,690	1,504,100
Horizon Pharma, Inc.,
6.625%, 5/1/23	3,655	3,463,113
Valeant Pharmaceuticals International, Inc. (a)(c),
6.125%, 4/15/25	1,315	1,135,831
7.50%, 7/15/21	720	699,300

		6,802,344

Pipelines—1.4%
Energy Transfer Equity L.P.,
5.875%, 1/15/24	670	698,475
Sabine Pass Liquefaction LLC,
5.75%, 5/15/24	1,809	1,955,981
Tesoro Logistics L.P.,
6.125%, 10/15/21	765	800,381
6.25%, 10/15/22	1,605	1,721,363

		5,176,200

Real Estate—1.4%
Equinix, Inc.,
5.375%, 1/1/22	1,660	1,763,750
iStar, Inc.,
7.125%, 2/15/18	720	753,300
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	2,481	2,508,911

		5,025,961

Retail—1.3%
Conn’s, Inc.,
7.25%, 7/15/22	1,605	1,259,925
Dollar Tree, Inc.,
5.75%, 3/1/23	2,165	2,340,906
Neiman Marcus Group Ltd. LLC (a)(c),
8.00%, 10/15/21	1,465	1,223,275

		4,824,106

Semiconductors—3.6%
Advanced Micro Devices, Inc.,
6.75%, 3/1/19	1,860	2,018,100
7.50%, 8/15/22	2,008	2,070,750
Amkor Technology, Inc.,
6.375%, 10/1/22	2,000	2,072,500
Micron Technology, Inc.,
5.875%, 2/15/22	2,500	2,575,000
Qorvo, Inc.,
7.00%, 12/1/25	2,000	2,177,500
Sensata Technologies BV (a)(c),
5.625%, 11/1/24	1,785	1,892,100

		12,805,950

Semiconductors & Semiconductor Equipment—0.2%
Microsemi Corp. (a)(c),
9.125%, 4/15/23	570	652,650

Software—5.5%
Activision Blizzard, Inc. (a)(c),
6.125%, 9/15/23	1,250	1,374,071

	Principal Amount (000s)	Value
Camelot Finance S.A. (a)(c)(d),
7.875%, 10/15/24	$1,600	$1,654,000
First Data Corp. (a)(c),
7.00%, 12/1/23	3,635	3,853,100
j2 Cloud Services, Inc.,
8.00%, 8/1/20	2,780	2,894,675
MSCI, Inc. (a)(c),
5.25%, 11/15/24	1,950	2,074,118
Open Text Corp. (a)(c),
5.625%, 1/15/23	3,280	3,362,000
Rackspace Hosting, Inc. (a)(c),
6.50%, 1/15/24	2,610	2,877,525
SS&C Technologies Holdings, Inc.,
5.875%, 7/15/23	1,590	1,681,425

		19,770,914

Specialty Retail—0.8%
L Brands, Inc.,
6.875%, 11/1/35	2,465	2,699,175

Telecommunications—11.2%
CenturyLink, Inc.,
7.50%, 4/1/24	2,050	2,193,500
Cincinnati Bell, Inc. (a)(c),
7.00%, 7/15/24	1,625	1,669,688
CommScope Technologies Finance LLC (a)(c),
6.00%, 6/15/25	2,890	3,095,912
Consolidated Communications, Inc.,
6.50%, 10/1/22	3,020	2,944,500
EarthLink Holdings Corp.,
7.375%, 6/1/20	2,032	2,146,300
8.875%, 5/15/19	526	539,808
Frontier Communications Corp.,
10.50%, 9/15/22	3,285	3,494,419
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	2,675	2,862,250
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	1,655	1,340,550
Level 3 Financing, Inc.,
5.375%, 5/1/25	2,490	2,605,163
Sprint Communications, Inc.,
6.00%, 11/15/22	2,465	2,320,181
11.50%, 11/15/21	3,515	4,059,825
T-Mobile USA, Inc.,
6.625%, 11/15/20	1,935	1,990,631
6.625%, 4/1/23	1,160	1,249,900
6.836%, 4/28/23	2,135	2,303,131
West Corp. (a)(c),
5.375%, 7/15/22	2,575	2,533,156
Windstream Services LLC,
7.50%, 6/1/22	3,000	2,895,000

		40,243,914

Transportation—1.4%
Erickson, Inc.,
8.25%, 5/1/20	4,941	2,206,982
XPO Logistics, Inc. (a)(c),
6.125%, 9/1/23	780	803,400
6.50%, 6/15/22	1,850	1,940,187

		4,950,569

Total Corporate Bonds & Notes (cost—$341,050,753)		342,508,699

Senior Loans (a)(b)(f)(g)—1.3%
Media—1.3%
SFX Entertainment, Inc., Term B, DIP, PIK (j), 10.00%, 1/31/17	1,186	1,059,300

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	173

Schedule of Investments

September 30, 2016

	Principal Amount (000s)	Value
SFXE Netherlands Holdings Coöperatief U.A., Term B, DIP, PIK, 20.00%, 1/14/17	$4,113	$3,674,954
SFXE Netherlands Holdings Coöperatief U.A., Term B, DIP, PIK, (Accordion) 20.00%, 1/14/17	116	103,266

Total Senior Loans (cost—$5,414,730)		4,837,520

	Shares
Common Stock—0.3%
Advertising—0.3%
Affinion Group Holdings, Inc. Class A (b)(f)(h)(i) (acquisition cost—$769,740; purchased 11/9/15-11/12/15)
(cost—$769,740)	43,401	897,099

	Units
Warrants—0.0%
Commercial Services—0.0%
Cenveo Corp., (b)(f)(i) (cost—$67,409)	243,090	72,615

	Principal Amount (000s)
Repurchase Agreements—4.4%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $16,026,040; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $16,351,613 including accrued interest
(cost—$16,026,000)	$16,026	16,026,000

Total Investments (cost—$363,328,632)—101.0%		364,341,933

Liabilities in excess of other assets (k)—(1.0)%		(3,600,197)

Net Assets—100.0%		$360,741,736

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $115,419,931, representing 32.0% of net assets.

(b) Illiquid.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) When-issued or delayed-delivery. To be settled/delivered after September 30, 2016.

(e) In default.

(f) Fair-Valued—Securities with an aggregate value of $5,807,234, representing 1.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g) Debtor-in-possession financial obligations.

(h) Restricted. The acquisition cost of such security is $769,740. The value is $897,099, representing 0.2% of net assets.

(i) Non-income producing.

(j) Principal amount includes approximately $122,049 extended to two indirect, wholly-owned subsidiaries located in Brazil through an intercompany note secured by all or substantially all of the assets of the Brazilian subsidiaries.

(k) Includes net unrealized depreciation on unfunded loan commitment.

Glossary:

DIP—Debtor-in-Possession

PIK—Payment-in-Kind

AllianzGI International Growth Fund

	Shares	Value
Common Stock—99.1%
Australia—2.3%
CSL Ltd.	3,645	$299,730
REA Group Ltd.	3,692	160,583
SEEK Ltd.	15,551	186,426

		646,739

Brazil—4.9%
Ambev S.A.	41,055	250,207
Lojas Renner S.A.	33,385	251,197
Odontoprev S.A.	65,133	258,958
Raia Drogasil S.A.	16,204	330,244
WEG S.A.	53,669	291,436

		1,382,042

Canada—8.7%
Alimentation Couche-Tard, Inc., Class B	12,385	600,205
Canadian National Railway Co.	7,094	463,723
Constellation Software, Inc.	1,362	613,982
Restaurant Brands International, Inc.	12,771	569,460
Richelieu Hardware Ltd.	12,141	238,202

		2,485,572

China—4.2%
Baidu, Inc. ADR (c)	2,874	523,269
Tencent Holdings Ltd.	24,362	677,313

		1,200,582

Denmark—10.3%
Ambu A/S, Class B	11,622	625,191
Coloplast A/S, Class B	4,519	351,448
DSV A/S	13,897	693,393
Novo Nordisk A/S, Class B	20,614	859,164
SimCorp A/S	6,968	404,290

		2,933,486

France—4.6%
Dassault Systemes	4,039	350,627
Ingenico Group S.A.	4,968	434,372
L’Oreal S.A.	1,389	262,534
Legrand S.A.	4,370	257,608

		1,305,141

Germany—11.3%
Bechtle AG	3,566	412,859
Fresenius SE & Co. KGaA	4,692	374,804
Infineon Technologies AG	40,716	726,028
Norma Group SE	4,055	208,755
SAP SE	11,606	1,061,395
Scout24 AG (a)(c)	12,779	430,434

		3,214,275

Hong Kong—1.9%
AIA Group Ltd.	81,802	550,097

India—0.8%
HDFC Bank Ltd. ADR	3,125	224,656

Indonesia—1.7%
Ace Hardware Indonesia Tbk PT	3,617,314	242,933
Bank Central Asia Tbk PT	204,723	246,931

		489,864

Ireland—1.1%
Kingspan Group PLC	11,810	318,137

Japan—8.9%
Hoshizaki Corp.	4,606	420,324
Keyence Corp.	1,055	772,987

174	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

	Shares	Value
Nippon Paint Holdings Co., Ltd.	11,740	$392,853
Sundrug Co., Ltd.	5,944	498,935
Sysmex Corp.	5,999	445,087

		2,530,186

Korea (Republic of)—1.8%
LG Household & Health Care Ltd.	582	506,484

Luxembourg—1.4%
Samsonite International S.A.	122,543	392,738

Mexico—1.1%
Fomento Economico Mexicano S.A.B. de C.V. UNIT	32,992	303,670

Netherlands—1.4%
ASML Holding NV	3,787	415,021

Philippines—1.9%
Jollibee Foods Corp.	42,047	214,376
Universal Robina Corp.	86,456	318,176

		532,552

Spain—3.2%
Amadeus IT Group S.A., Class A	10,511	524,634
Industria de Diseno Textil S.A.	10,275	380,975

		905,609

Sweden—9.0%
AddTech AB, Class B	14,968	234,501
Assa Abloy AB, Class B	19,858	403,269
Atlas Copco AB, Class A	14,724	443,259
Elekta AB, Class B	27,031	261,715
Hexagon AB, Class B	12,826	560,132
Hexpol AB	51,771	464,205
Trelleborg AB, Class B	10,577	207,178

		2,574,259

Switzerland—3.8%
Cie Financiere Richemont S.A.	5,102	311,159
Partners Group Holding AG	748	377,916
Roche Holding AG	1,543	383,433

		1,072,508

United Kingdom—14.8%
British American Tobacco PLC	12,448	793,884
DCC PLC	4,362	396,316
Diageo PLC	11,606	332,437
Prudential PLC	17,742	314,506
Reckitt Benckiser Group PLC	8,960	843,537
Rotork PLC	67,952	185,806
Shire PLC	7,354	475,533
Spirax-Sarco Engineering PLC	4,763	277,633
Unilever PLC	12,291	581,611

		4,201,263

Total Common Stock (cost—$27,484,162)		28,184,881

	Principal Amount (000s)	Value
Repurchase Agreements—1.0%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $272,001; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $281,475 including accrued interest
(cost—$272,000)	$272	$272,000

Total Investments (cost—$27,756,162) (b)—100.1%		28,456,881

Liabilities in excess of other assets—(0.1)%		(19,964)

Net Assets—100.0%		$28,436,917

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $22,947,535, representing 80.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Software	8.5%
Machinery	7.2%
Electronic Equipment, Instruments & Components	6.2%
Health Care Equipment & Supplies	5.9%
Internet Software & Services	5.7%
Food & Staples Retailing	5.0%
Personal Products	4.7%
Pharmaceuticals	4.4%
Road & Rail	4.1%
Semiconductors & Semiconductor Equipment	4.0%
IT Services	3.3%
Beverages	3.1%
Insurance	3.0%
Chemicals	3.0%
Household Products	3.0%
Tobacco	2.8%
Hotels, Restaurants & Leisure	2.8%
Biotechnology	2.7%
Building Products	2.5%
Textiles, Apparel & Luxury Goods	2.5%
Health Care Providers & Services	2.2%
Specialty Retail	2.2%
Trading Companies & Distributors	1.7%
Banks	1.7%
Industrial Conglomerates	1.4%
Capital Markets	1.3%
Food Products	1.1%
Electrical Equipment	0.9%
Multi-line Retail	0.9%
Professional Services	0.7%
Media	0.6%
Repurchase Agreements	1.0%
Liabilities in excess of other assets	(0.1)%

100.0%

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	175

Schedule of Investments

September 30, 2016

AllianzGI International Small-Cap Fund

	Shares	Value
Common Stock—97.4%
Australia—4.4%
Adelaide Brighton Ltd.	90,147	$383,779
Challenger Ltd.	116,544	912,623
LendLease Group UNIT	61,100	662,108
Mantra Group Ltd.	278,430	688,606
McMillan Shakespeare Ltd.	53,908	490,274
OFX Group Ltd.	353,097	515,220
Spotless Group Holdings Ltd.	1,027,519	846,660

		4,499,270

Austria—1.9%
ams AG	33,360	1,083,965
Schoeller-Bleckmann Oilfield Equipment AG	12,205	808,837

		1,892,802

Belgium—1.4%
Ontex Group NV	45,746	1,453,549

China—2.7%
China Everbright International Ltd.	437,000	523,920
China State Construction International Holdings Ltd.	434,000	574,275
Nexteer Automotive Group Ltd.	809,000	1,057,761
Sunny Optical Technology Group Co., Ltd.	126,000	626,047

		2,782,003

Denmark—3.4%
GN Store Nord A/S	77,658	1,674,638
SimCorp A/S	31,340	1,818,378

		3,493,016

Finland—2.7%
Amer Sports Oyj	39,535	1,209,191
Huhtamaki Oyj	33,664	1,568,008

		2,777,199

France—8.3%
Euronext NV (a)	42,840	1,827,933
Korian S.A.	42,673	1,373,400
Nexity S.A. (c)	29,192	1,541,691
Sartorius Stedim Biotech	33,598	2,523,339
Virbac S.A. (c)	6,756	1,129,731

		8,396,094

Germany—3.6%
Bechtle AG	17,270	1,999,462
CANCOM SE	31,424	1,641,827

		3,641,289

Hong Kong—0.6%
Techtronic Industries Co., Ltd.	161,500	632,643

Ireland—2.6%
Glanbia PLC	48,482	916,206
Kingspan Group PLC	64,500	1,737,496

		2,653,702

Italy—2.5%
De’ Longhi SpA	52,398	1,269,082
Yoox Net-A-Porter Group SpA (c)	42,203	1,307,973

		2,577,055

Japan—32.6%
Aica Kogyo Co., Ltd.	41,100	1,093,283
Asahi Intecc Co., Ltd.	15,100	691,044

	Shares	Value
Bandai Namco Holdings, Inc.	49,400	$1,512,039
Daicel Corp.	151,900	1,919,572
Daifuku Co., Ltd.	87,400	1,604,904
Disco Corp.	17,300	2,048,937
Don Quijote Holdings Co., Ltd.	24,800	909,795
Fujitsu General Ltd.	93,000	2,014,954
Hoshizaki Corp.	9,900	903,432
Kobayashi Pharmaceutical Co., Ltd.	19,600	1,023,827
Kyudenko Corp.	36,400	1,335,624
Lion Corp.	107,000	1,733,688
MISUMI Group, Inc.	81,900	1,539,122
Mitsubishi UFJ Lease & Finance Co., Ltd.	249,400	1,144,478
Morinaga Milk Industry Co., Ltd.	93,000	745,183
Pigeon Corp.	17,100	517,944
Ryohin Keikaku Co., Ltd.	4,900	989,599
Sanwa Holdings Corp.	157,900	1,528,628
Sohgo Security Services Co., Ltd.	24,600	1,322,073
Start Today Co., Ltd.	99,300	1,708,622
Teijin Ltd.	56,400	1,094,163
Temp Holdings Co., Ltd.	54,700	960,698
Ulvac, Inc.	31,700	947,394
Unipres Corp.	87,000	1,536,094
Yamaha Motor Co., Ltd.	112,300	2,268,831

		33,093,928

Korea (Republic of)—1.2%
Dongbu Insurance Co., Ltd.	10,218	635,254
LIG Nex1 Co., Ltd.	8,045	608,260

		1,243,514

Netherlands—3.9%
Aalberts Industries NV	49,151	1,674,065
Flow Traders (a)	26,936	818,330
IMCD Group NV	32,237	1,415,763

		3,908,158

Philippines—0.7%
Cosco Capital, Inc.	3,983,600	681,875

Spain—1.5%
Melia Hotels International S.A.	122,979	1,533,514

Sweden—8.5%
AAK AB	21,905	1,618,470
Betsson AB (c)	111,720	1,235,116
Fastighets AB Balder, Class B (c)	52,086	1,384,726
Indutrade AB	22,734	488,183
JM AB	33,258	909,097
NetEnt AB (c)	153,887	1,409,320
Nibe Industrier AB, Class B	174,552	1,554,090

		8,599,002

Switzerland—3.9%
Burckhardt Compression Holding AG	1,031	291,978
Georg Fischer AG	2,093	1,834,919
Interroll Holding AG	1,682	1,875,045

		4,001,942

Taiwan—1.2%
Ennoconn Corp.	15,063	252,238
Sinbon Electronics Co., Ltd.	277,940	641,887
Tung Thih Electronic Co., Ltd.	23,000	324,375

		1,218,500

	Shares	Value
United Kingdom—9.8%
ASOS PLC (c)	27,135	$1,707,556
Auto Trader Group PLC (a)	312,421	1,642,387
Genus PLC	41,584	1,049,954
Inmarsat PLC	108,196	986,344
Intermediate Capital Group PLC	157,658	1,203,823
Senior PLC	156,136	463,469
Spectris PLC	54,631	1,391,080
Tullow Oil PLC (c)	445,605	1,463,673

		9,908,286

Total Common Stock (cost—$83,203,429)		98,987,341

	Principal Amount (000s)
Repurchase Agreements—3.3%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $3,309,008; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $3,377,700 including accrued interest
(cost—$3,309,000)	$3,309	3,309,000

Total Investments (cost—$86,512,429) (b)—100.7%		102,296,341

Liabilities in excess of other assets (d)—(0.7)%		(662,112)

Net Assets—100.0%		$101,634,229

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $92,909,083, representing 91.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

UNIT—More than one class of securities traded together.

176	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Machinery	8.2%
Building Products	5.8%
Health Care Equipment & Supplies	4.8%
Household Durables	4.7%
Internet & Catalog Retail	4.6%
Semiconductors & Semiconductor Equipment	4.0%
Capital Markets	3.8%
IT Services	3.6%
Real Estate Management & Development	3.5%
Hotels, Restaurants & Leisure	3.4%
Trading Companies & Distributors	3.4%
Food Products	3.2%
Internet Software & Services	3.0%
Chemicals	3.0%
Auto Components	2.9%
Leisure Products	2.7%
Commercial Services & Supplies	2.7%
Electronic Equipment, Instruments & Components	2.6%
Diversified Financial Services	2.5%
Personal Products	2.4%
Automobiles	2.2%
Household Products	2.2%
Construction & Engineering	1.9%
Multi-line Retail	1.9%
Software	1.8%
Containers & Packaging	1.5%
Oil, Gas & Consumable Fuels	1.4%
Professional Services	1.4%
Health Care Providers & Services	1.4%
Pharmaceuticals	1.1%
Aerospace & Defense	1.1%
Biotechnology	1.0%
Diversified Telecommunication Services	1.0%
Energy Equipment & Services	0.8%
Food & Staples Retailing	0.7%
Insurance	0.6%
Construction Materials	0.4%
Technology Hardware, Storage & Peripherals	0.2%
Repurchase Agreements	3.3%
Liabilities in excess of other assets	(0.7)%

100.0%

AllianzGI Micro Cap Fund

	Shares	Value
Common Stock—98.1%
Air Freight & Logistics—0.5%
Echo Global Logistics, Inc. (a)	7,933	$182,935

Auto Components—2.6%
Modine Manufacturing Co. (a)	24,335	288,613
Motorcar Parts of America, Inc. (a)	11,770	338,741
Tower International, Inc.	11,703	282,042

		909,396

Banks—3.6%
Franklin Financial Network, Inc. (a)	8,291	310,084
Pacific Premier Bancorp, Inc. (a)	15,565	411,850
Seacoast Banking Corp. of Florida (a)	20,481	329,539
Stonegate Bank	6,972	235,305

		1,286,778

Beverages—1.6%
MGP Ingredients, Inc.	7,227	292,838
Primo Water Corp. (a)	23,029	279,342

		572,180

Biotechnology—10.8%
Advaxis, Inc. (a)	13,721	146,677
Agenus, Inc. (a)	22,066	158,434
Arrowhead Pharmaceuticals, Inc. (a)	19,076	140,209
BioSpecifics Technologies Corp. (a)	5,109	233,328
Blueprint Medicines Corp. (a)	5,126	152,242
Cara Therapeutics, Inc. (a)	16,715	139,570
Concert Pharmaceuticals, Inc. (a)	11,263	113,869
Dynavax Technologies Corp. (a)	9,981	104,701
Eagle Pharmaceuticals, Inc. (a)	3,365	235,550
Flexion Therapeutics, Inc. (a)	10,924	213,455
Heron Therapeutics, Inc. (a)	7,796	134,325
Inovio Pharmaceuticals, Inc. (a)	18,441	171,870
La Jolla Pharmaceutical Co. (a)	9,121	216,989
Lion Biotechnologies, Inc. (a)	18,452	151,860
MacroGenics, Inc. (a)	7,305	218,492
Pfenex, Inc. (a)	12,389	110,882
Progenics Pharmaceuticals, Inc. (a)	17,709	112,098
Raptor Pharmaceutical Corp. (a)	30,342	272,168
Repligen Corp. (a)	10,453	315,576
Synergy Pharmaceuticals, Inc. (a)	44,885	247,316
Vanda Pharmaceuticals, Inc. (a)	13,477	224,257

		3,813,868

Building Products—2.3%
Patrick Industries, Inc. (a)	9,032	559,262
PGT, Inc. (a)	23,339	249,027

		808,289

Chemicals—2.2%
American Vanguard Corp.	17,607	282,768
Flotek Industries, Inc. (a)	15,137	220,092
Koppers Holdings, Inc. (a)	8,609	277,038

		779,898

Communications Equipment—1.7%
Oclaro, Inc. (a)	34,726	296,907
ShoreTel, Inc. (a)	36,547	292,376

		589,283

Construction & Engineering—2.6%
Argan, Inc.	6,923	409,772
Comfort Systems USA, Inc.	7,849	230,054

	Shares	Value
NV5 Global, Inc. (a)	9,231	$298,254

		938,080

Construction Materials—1.0%
U.S. Concrete, Inc. (a)	7,439	342,677

Diversified Consumer Services—0.9%
Carriage Services, Inc.	13,443	317,927

Diversified Telecommunication Services—0.5%
Inteliquent, Inc.	10,858	175,248

Electronic Equipment, Instruments & Components—1.6%
ePlus, Inc. (a)	3,167	298,996
Mesa Laboratories, Inc.	2,225	254,451

		553,447

Energy Equipment & Services—0.5%
TETRA Technologies, Inc. (a)	28,110	171,752

Food Products—0.8%
John B Sanfilippo & Son, Inc.	5,685	291,811

Health Care Equipment & Supplies—9.0%
AtriCure, Inc. (a)	13,120	207,558
AxoGen, Inc. (a)	24,105	217,668
Cynosure, Inc., Class A (a)	5,338	271,918
GenMark Diagnostics, Inc. (a)	22,493	265,417
Inogen, Inc. (a)	9,876	591,573
Invuity, Inc. (a)	15,285	209,710
LeMaitre Vascular, Inc.	21,861	433,722
RTI Surgical, Inc. (a)	44,886	140,493
Surmodics, Inc. (a)	8,980	270,208
Trinity Biotech PLC ADR (a)	13,316	176,038
Vascular Solutions, Inc. (a)	8,685	418,878

		3,203,183

Health Care Providers & Services—4.4%
Aceto Corp.	13,563	257,561
BioTelemetry, Inc. (a)	27,273	506,460
Cross Country Healthcare, Inc. (a)	25,770	303,571
Providence Service Corp. (a)	5,940	288,862
RadNet, Inc. (a)	27,683	204,854

		1,561,308

Health Care Technology—1.5%
HealthStream, Inc. (a)	7,428	205,013
Vocera Communications, Inc. (a)	19,543	330,276

		535,289

Hotels, Restaurants & Leisure—2.6%
Carrols Restaurant Group, Inc. (a)	31,420	415,058
Chuy’s Holdings, Inc. (a)	6,736	188,204
Eldorado Resorts, Inc. (a)	23,990	337,299

		940,561

Household Durables—3.4%
LGI Homes, Inc. (a)	15,358	565,789
M/I Homes, Inc. (a)	12,904	304,147
WCI Communities, Inc. (a)	14,117	334,855

		1,204,791

Household Products—0.6%
Orchids Paper Products Co.	7,827	213,129

Insurance—0.9%
Atlas Financial Holdings, Inc. (a)	11,473	180,929
Federated National Holding Co.	7,612	142,268

		323,197

Internet & Catalog Retail—2.0%
Duluth Holdings, Inc., Class B (a)	10,164	269,448

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	177

Schedule of Investments

September 30, 2016

	Shares	Value
Nutrisystem, Inc.	14,403	$427,625

		697,073

Internet Software & Services—8.6%
Amber Road, Inc. (a)	34,877	336,563
Apigee Corp. (a)	21,954	382,000
Autobytel, Inc. (a)	19,139	340,674
Five9, Inc. (a)	31,231	489,702
GTT Communications, Inc. (a)	13,650	321,184
Instructure, Inc. (a)	12,649	320,905
IntraLinks Holdings, Inc. (a)	29,697	298,752
SPS Commerce, Inc. (a)	3,410	250,328
Xactly Corp. (a)	21,747	320,116

		3,060,224

IT Services—1.5%
Hackett Group, Inc.	19,105	315,615
Planet Payment, Inc. (a)	62,810	233,025

		548,640

Leisure Equipment & Products—1.3%
Nautilus, Inc. (a)	20,398	463,443

Life Sciences Tools & Services—2.2%
Albany Molecular Research, Inc. (a)	18,469	304,923
NeoGenomics, Inc. (a)	57,116	469,494

		774,417

Machinery—3.4%
Energy Recovery, Inc. (a)	16,023	256,048
Kadant, Inc.	5,953	310,211
Lydall, Inc. (a)	8,640	441,763
NN, Inc.	11,474	209,400

		1,217,422

Media—0.8%
Entravision Communications Corp., Class A	37,403	285,385

Oil, Gas & Consumable Fuels—1.9%
Bill Barrett Corp. (a)	21,735	120,847
Ring Energy, Inc. (a)	25,857	283,134
Sanchez Energy Corp. (a)	29,463	260,453

		664,434

Pharmaceuticals—5.5%
Amphastar Pharmaceuticals, Inc. (a)	11,467	217,529
ANI Pharmaceuticals, Inc. (a)	6,591	437,313
Corcept Therapeutics, Inc. (a)	18,996	123,474
Dermira, Inc. (a)	7,269	245,837
Intersect ENT, Inc. (a)	11,929	188,955
Omeros Corp. (a)	15,736	175,614
Supernus Pharmaceuticals, Inc. (a)	10,597	262,064
Teligent, Inc. (a)	41,650	316,540

		1,967,326

Professional Services—1.3%
GP Strategies Corp. (a)	8,747	215,351
Kforce, Inc.	11,307	231,681

		447,032

Road & Rail—0.4%
Celadon Group, Inc.	17,222	150,520

Semiconductors & Semiconductor Equipment—4.8%
CEVA, Inc. (a)	11,904	417,473
FormFactor, Inc. (a)	26,200	284,270
Impinj, Inc. (a)	9,635	360,542
NeoPhotonics Corp. (a)	17,866	291,931
PDF Solutions, Inc. (a)	18,378	333,928

		1,688,144

	Shares	Value
Software—3.2%
Callidus Software, Inc. (a)	20,733	$380,451
Model N, Inc. (a)	20,303	225,566
Silver Spring Networks, Inc. (a)	24,170	342,731
Telenav, Inc. (a)	30,350	173,905

		1,122,653

Specialty Retail—1.0%
Shoe Carnival, Inc.	6,786	180,915
Sportsman’s Warehouse Holdings, Inc. (a)	15,223	160,146

		341,061

Technology Hardware, Storage & Peripherals—0.6%
USA Technologies, Inc. (a)	41,621	233,286

Thrifts & Mortgage Finance—3.1%
First Defiance Financial Corp.	6,922	308,998
LendingTree, Inc. (a)	4,345	421,074
Meridian Bancorp, Inc.	22,842	355,650

		1,085,722

Wireless Telecommunication Services—0.9%
Boingo Wireless, Inc. (a)	31,442	323,224

Total Common Stock (cost—$27,085,479)		34,785,033

	Principal Amount (000s)
Repurchase Agreements—2.3%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $802,002; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $818,363 including accrued interest
(cost—$802,000)	$802	802,000

Total Investments (cost—$27,887,479)—100.4%		35,587,033

Liabilities in excess of other assets—(0.4)%		(142,203)

Net Assets—100.0%		$35,444,830

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI Multi-Asset Real Return Fund

	Shares	Value
Mutual funds (b)(c)—50.4%
AllianzGI Global Natural Resources	61,843	$1,011,131
AllianzGI Short Duration High Income	4,803	73,248
PIMCO Commodity RealReturn Strategy	110,534	774,840

Total Mutual Funds (cost—$2,087,589)		1,859,219

Common Stock—26.9%
Australia—2.2%
Dexus Property Group REIT	1,115	7,837
Goodman Group REIT	1,464	8,205
GPT Group REIT	1,482	5,771
Lend Lease Group UNIT	454	4,920
Mirvac Group REIT	3,061	5,277
Scentre Group REIT	4,455	16,083
Stockland REIT	1,965	7,197
Vicinity Centres REIT	5,627	13,723
Westfield Corp. REIT	1,625	12,159

		81,172

Austria—0.1%
BUWOG AG (d)	101	2,732

Canada—0.9%
Brookfield Asset Management, Inc., Class A	727	25,563
First Capital Realty, Inc.	157	2,630
H&R Real Estate Investment Trust REIT	114	1,949
RioCan Real Estate Investment Trust REIT	131	2,718

		32,860

France—1.1%
Fonciere Des Regions REIT	25	2,330
Gecina S.A. REIT	29	4,570
ICADE REIT	28	2,185
Klepierre REIT	182	8,354
Unibail-Rodamco SE REIT	81	21,840

		39,279

Germany—0.7%
Deutsche Wohnen AG	279	10,152
Vonovia SE	382	14,482

		24,634

Hong Kong—2.8%
Cheung Kong Property Holdings Ltd.	2,263	16,646
Hang Lung Properties Ltd.	1,878	4,260
Henderson Land Development Co., Ltd.	1,064	6,349
Hysan Development Co., Ltd.	541	2,545
Kerry Properties Ltd.	548	1,800
Link REIT	1,900	14,026
New World Development Co., Ltd.	5,440	7,134
Sino Land Co., Ltd.	3,271	5,830
Sun Hung Kai Properties Ltd.	1,464	22,257
Swire Pacific Ltd., Class A	493	5,339
Swire Properties Ltd.	986	2,900
Wharf Holdings Ltd.	1,136	8,334
Wheelock & Co., Ltd.	856	5,085

		102,505

Japan—3.1%
Aeon Mall Co., Ltd.	130	2,053
Daito Trust Construction Co., Ltd.	61	9,756

178	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

	Shares	Value
Daiwa House Industry Co., Ltd.	500	$13,722
Hulic Co., Ltd.	325	3,321
Japan Prime Realty Investment Corp. REIT	1	4,515
Japan Real Estate Investment Corp. REIT	1	5,980
Japan Retail Fund Investment Corp. REIT	2	4,933
Mitsubishi Estate Co., Ltd.	1,048	19,667
Mitsui Fudosan Co., Ltd.	796	16,934
Nippon Building Fund, Inc. REIT	1	6,336
Nippon Prologis REIT, Inc. REIT	1	2,529
Nomura Real Estate Holdings, Inc.	106	1,792
Nomura Real Estate Master Fund, Inc.	3	5,004
NTT Urban Development Corp.	200	1,932
Sumitomo Realty & Development Co., Ltd.	303	7,854
Tokyo Tatemono Co., Ltd.	200	2,406
Tokyu Fudosan Holdings Corp.	431	2,344
United Urban Investment Corp. REIT	2	3,638

		114,716

Singapore—0.6%
Ascendas Real Estate Investment Trust REIT	1,722	3,188
CapitaLand Commercial Trust REIT	1,729	2,022
CapitaLand Ltd.	2,115	4,993
CapitaLand Mall Trust REIT	2,670	4,254
City Developments Ltd.	342	2,287
Global Logistic Properties Ltd.	2,200	3,035
Suntec Real Estate Investment Trust REIT	1,997	2,518
UOL Group Ltd.	395	1,633

		23,930

Switzerland—0.1%
Swiss Prime Site AG (d)	56	4,918

United Kingdom—0.7%
British Land Co. PLC REIT	803	6,577
Hammerson PLC REIT	644	4,901
Intu Properties PLC REIT	777	2,979
Land Securities Group PLC REIT	659	9,031
Segro PLC REIT	620	3,643

		27,131

United States—14.6%
American Capital Agency Corp. REIT	297	5,803
American Tower Corp. REIT	357	40,459
Annaly Capital Management, Inc.	804	8,442
AvalonBay Communities, Inc.	111	19,740
Boston Properties, Inc. REIT	130	17,718
Brixmor Property Group, Inc. REIT	151	4,196
Brookfield Business Partners L.P. UNIT	14	368
Camden Property Trust REIT	73	6,113
Care Capital Properties, Inc. REIT	101	2,879
CBRE Group, Inc., Class A (d)	253	7,079
Communications Sales & Leasing, Inc. REIT (d)	105	3,298
Crown Castle International Corp.	283	26,661
Digital Realty Trust, Inc. REIT	116	11,266
Duke Realty Corp. REIT	290	7,926
Equinix, Inc.	51	18,373
Equity Residential REIT	306	19,685
Essex Property Trust, Inc. REIT	55	12,248
Extra Space Storage, Inc. REIT	93	7,385
Federal Realty Investment Trust REIT	58	8,928
General Growth Properties, Inc. REIT	485	13,386

	Shares	Value
HCP, Inc. REIT	384	$14,573
Host Hotels & Resorts, Inc. REIT	639	9,949
Iron Mountain, Inc.	168	6,305
Jones Lang LaSalle, Inc.	38	4,324
Kimco Realty Corp. REIT	347	10,046
Liberty Property Trust REIT	126	5,084
Macerich Co. REIT	113	9,138
Prologis, Inc. REIT	442	23,665
Public Storage REIT	123	27,446
Rayonier Advanced Materials, Inc.	65	869
Rayonier, Inc. REIT	197	5,228
Realogy Holdings Corp.	124	3,207
Realty Income Corp. REIT	200	13,386
Regency Centers Corp. REIT	72	5,579
Simon Property Group, Inc. REIT	261	54,030
SL Green Realty Corp. REIT	84	9,080
UDR, Inc. REIT	217	7,810
Ventas, Inc. REIT	277	19,565
VEREIT, Inc. REIT	770	7,985
Vornado Realty Trust REIT	143	14,473
Welltower, Inc.	292	21,833
Weyerhaeuser Co. REIT	678	21,655

		537,183

Total Common Stock (cost—$846,317)		991,060

Exchange-Traded Funds—18.5%
iShares iBoxx $ High Yield Corporate Bond	1,686	147,120
PIMCO Broad U.S. TIPS Index (b)	7,355	436,530
VanEck Vectors Gold Miners	1,933	51,089
VanEck Vectors J.P. Morgan EM Local Currency Bond	2,359	45,010

Total Exchange-Traded Funds (cost—$644,178)		679,749

	Principal Amount (000s)
Repurchase Agreements—3.2%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $119,000; collateralized by U.S. Treasury Notes, 2.375%, due 8/15/24, valued at $123,194 including accrued interest
(cost—$119,000)	$119	119,000

Total Investments (cost—$3,697,084) (a)—99.0%		3,649,028

Other assets less liabilities (e)—1.0%		37,044

Net Assets—100.0%		$3,686,072

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $421,017, representing 11.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated fund.

(c) Institutional Class share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Mutual Funds	50.4%
Equity Real Estate Investment Trusts (REITs)	19.8%
Exchange-Traded Funds	18.5%
Real Estate Management & Development	6.4%
Capital Markets	0.7%
Chemicals	0.0%
Construction & Engineering	0.0%
Repurchase Agreements	3.2%
Other assets less liabilities	1.0%

100.0%

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	179

Schedule of Investments

September 30, 2016

AllianzGI NFJ Emerging Markets Value Fund

	Shares	Value
Common Stock—86.6%
Brazil—6.8%
Braskem S.A. ADR	3,900	$59,982
CVC Brasil Operadora e Agencia de Viagens S.A.	8,200	60,640
FPC Par Corretora de Seguros S.A.	12,800	57,463
Grendene S.A.	11,400	62,641
Kroton Educacional S.A.	12,200	55,483
Multiplus S.A.	4,500	60,869
Qualicorp S.A.	9,300	54,848
Sao Martinho S.A.	3,301	59,531
Smiles S.A.	3,800	63,061
Transmissora Alianca de Energia Eletrica S.A. UNIT	8,800	56,770

		591,288

Chile—1.4%
Inversiones La Construccion S.A.	5,540	64,023
Vina Concha y Toro S.A.	33,223	58,098

		122,121

China—21.5%
Agricultural Bank of China Ltd., Class H	139,000	59,956
Anhui Expressway Co., Ltd., Class H	64,000	53,478
Bank of China Ltd., Class H	123,000	56,802
Bank of Communications Co., Ltd., Class H	78,000	59,994
China Communications Services Corp. Ltd., Class H	96,000	60,257
China Construction Bank Corp., Class H	79,000	59,332
China Everbright Ltd.	26,000	53,621
China High Speed Transmission Equipment Group Co., Ltd.	54,000	54,981
China Merchants Bank Co., Ltd., Class H	24,100	61,287
China State Construction Engineering Corp., Ltd.	61,600	57,176
Chongqing Rural Commercial Bank Co., Ltd., Class H	88,000	54,575
Hua Hong Semiconductor Ltd. (a)	52,000	60,656
Huayu Automotive Systems Co., Ltd., Class A	23,900	56,611
Industrial & Commercial Bank of China Ltd., Class H	92,000	58,390
Kingboard Laminates Holdings Ltd.	65,500	60,110
Kweichow Moutai Co., Ltd., Class A	1,300	58,189
Lee & Man Paper Manufacturing Ltd.	69,000	63,032
Minth Group Ltd.	16,000	56,442
Peak Sport Products Co., Ltd.	172,000	56,023
PICC Property & Casualty Co., Ltd., Class H	31,000	51,974
SAIC Motor Corp., Ltd., Class A	17,244	56,655
Shandong Hi-Speed Co., Ltd., Class A	61,100	55,188
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	22,200	60,291
Shanghai Pudong Development Bank Co., Ltd., Class A	22,620	56,101
Shenzhen Expressway Co., Ltd., Class H	56,000	59,115
Sinopec Shanghai Petrochemical Co., Ltd., Class H	110,000	55,861

	Shares	Value
Sinopharm Group Co., Ltd., Class H	11,600	$56,182
Skyworth Digital Holdings Ltd.	76,000	55,178
Texhong Textile Group Ltd.	39,500	52,961
Tongda Group Holdings Ltd.	254,000	62,300
Xinhua Winshare Publishing and Media Co., Ltd., Class H (d)	50,000	51,554
Zhejiang Expressway Co., Ltd., Class H	52,000	55,089
Zhengzhou Yutong Bus Co., Ltd., Class A	16,900	56,066

		1,885,427

Czech Republic—0.6%
Philip Morris CR AS (d)	103	53,098

Egypt—0.7%
Eastern Tobacco	2,428	58,792

Hong Kong—1.9%
CITIC Telecom International Holdings Ltd.	146,000	54,634
NagaCorp Ltd.	81,000	53,464
Xinyi Glass Holdings Ltd.	64,000	58,187

		166,285

India—8.8%
Bharat Petroleum Corp. Ltd.	6,733	62,134
Ceat Ltd.	3,028	60,656
Great Eastern Shipping Co., Ltd.	11,196	59,560
Hindustan Petroleum Corp., Ltd.	9,474	60,843
Indiabulls Housing Finance Ltd.	5,030	62,618
JM Financial Ltd.	60,365	58,902
Mphasis Ltd.	7,372	57,652
NHPC Ltd.	149,716	56,399
Power Grid Corp. of India Ltd.	22,564	59,824
Redington India Ltd.	34,896	54,509
Reliance Capital Ltd.	7,141	58,862
Vardhman Textiles Ltd. (d)	3,841	61,558
Zensar Technologies Ltd.	3,690	55,488

		769,005

Indonesia—2.0%
Bank Negara Indonesia Persero Tbk PT	135,400	57,761
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	466,000	57,600
Bank Rakyat Indonesia Persero Tbk PT	64,000	60,053

		175,414

Korea (Republic of)—8.6%
Dongbu Insurance Co., Ltd.	950	59,061
Hyosung Corp.	495	58,814
Hyundai Marine & Fire Insurance Co., Ltd.	1,785	58,931
KB Insurance Co., Ltd.	2,360	58,537
KC Tech Co., Ltd.	4,030	63,047
Kia Motors Corp.	1,405	53,983
Korea Electric Power Corp.	1,063	52,072
KT&G Corp.	532	60,584
LG Uplus Corp.	5,280	56,467
Meritz Fire & Marine Insurance Co., Ltd.	3,950	55,322
Samsung Electronics Co., Ltd.	42	61,184
Shinhan Financial Group Co., Ltd.	1,550	56,768
Tongyang Life Insurance Co., Ltd.	5,360	55,451

		750,221

	Shares	Value
Malaysia—3.8%
Aeon Credit Service M Bhd.	15,600	$54,320
Berjaya Sports Toto Bhd.	70,800	56,668
Lingkaran Trans Kota Holdings Bhd.	39,900	55,959
Padini Holdings Bhd.	79,600	54,857
Scientex Bhd.	37,500	60,026
Unisem M Bhd.	88,700	54,137

		335,967

Mexico—4.1%
Concentradora Hipotecaria SAPI de C.V. REIT	41,800	58,077
Credito Real S.A.B. de C.V. SOFOM ER	34,153	58,654
Fibra Shop Portafolios Inmobiliarios SAPI de C.V. REIT	73,400	60,227
Macquarie Mexico Real Estate Management S.A. de C.V. REIT (d)	49,000	59,994
OHL Mexico S.A.B de C.V. (d)	46,200	61,307
Prologis Property Mexico S.A. de C.V. REIT	37,200	61,029

		359,288

Philippines—0.7%
Manila Water Co., Inc.	97,500	58,874

Poland—0.6%
Asseco Poland S.A.	3,771	54,976

Russian Federation—3.5%
Bashneft PJSC (c)	1,251	61,962
Gazprom Neft PJSC ADR	4,300	60,802
Gazprom PJSC (c)	27,836	59,569
Lukoil PJSC (c)	1,311	63,793
Moscow Exchange PJSC (c)	31,858	64,035

		310,161

Singapore—0.6%
Lippo Malls Indonesia Retail Trust REIT	206,000	56,647

South Africa—4.1%
Mondi Ltd.	2,882	60,557
Peregrine Holdings Ltd.	29,221	60,880
S.A. Corporate Real Estate Fund Nominees Pty Ltd. REIT	153,121	60,813
Sasol Ltd.	2,166	59,176
Telkom S.A. SOC Ltd.	13,070	57,627
Vukile Property Fund Ltd. REIT	46,028	62,662

		361,715

Taiwan—13.0%
Chin-Poon Industrial Co., Ltd.	25,000	55,890
Coretronic Corp.	50,200	54,815
Elite Material Co., Ltd.	20,000	54,784
Flytech Technology Co., Ltd.	16,000	55,491
Getac Technology Corp.	48,000	56,016
Gigabyte Technology Co., Ltd.	45,000	59,904
Greatek Electronics, Inc.	45,000	57,412
Green Seal Holding Ltd.	11,500	56,732
Hon Hai Precision Industry Co., Ltd. GDR	10,049	50,548
King Yuan Electronics Co., Ltd.	62,000	55,125
King’s Town Bank Co., Ltd.	71,000	60,077
Lite-On Technology Corp.	36,767	53,155
Micro-Star International Co., Ltd.	23,000	59,963
Pegatron Corp.	23,000	59,524
Phison Electronics Corp.	7,500	57,279
Primax Electronics Ltd.	42,000	61,818

180	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

	Shares	Value
Taiwan Semiconductor Manufacturing Co., Ltd.	10,500	$61,721
Tripod Technology Corp.	26,000	58,021
Win Semiconductors Corp.	19,000	55,863
Yageo Corp.	26,814	55,826

		1,139,964

Thailand—2.0%
Kiatnakin Bank PCL NVDR	38,400	58,859
PTT PCL NVDR	6,000	59,045
Thai Vegetable Oil PCL NVDR	62,100	54,716

		172,620

Turkey—1.9%
Akcansa Cimento AS	12,672	53,840
Selcuk Ecza Deposu Ticaret ve Sanayi AS	58,049	54,935
Soda Sanayii AS	41,717	57,282

		166,057

Total Common Stock (cost—$6,642,451)		7,587,920

Preferred Stock—4.2%
Brazil—0.7%
Alpargatas S.A.	19,200	57,031

Korea (Republic of)—3.3%
Hyundai Motor Co.	640	58,526
LG Chem Ltd.	380	57,005
LG Household & Health Care Ltd.	117	54,835
Samsung Electronics Co., Ltd.	52	61,090
SK Innovation Co., Ltd.	730	62,143

		293,599

Russian Federation—0.2%
Tatneft OAO (c)	6,460	18,688

Total Preferred Stock (cost—$316,022)		369,318

Equity-Linked Securities—1.3%
China—1.3%
Merrill Lynch International & Co.,
Gree Electric Appliances, Inc., Class A, expires 8/31/18	16,922	56,350
Midea Group Co., Ltd., expires 1/6/20	14,254	57,729

Total Equity-Linked Securities (cost—$107,465)		114,079

Exchange-Traded Funds—0.6%
iShares MSCI Emerging Markets Index (cost—$56,265)	1,500	56,175

	Principal Amount (000s)	Value
Repurchase Agreements—6.5%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $569,001; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $583,800 including accrued interest
(cost—$569,000)	$569	$569,000

Total Investments (cost—$7,691,203) (b)—99.2%		8,696,492

Other assets less liabilities (e)—0.8%		66,248

Net Assets—100.0%		$8,762,740

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $5,823,869, representing 66.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $268,047, representing 3.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	9.3%
Oil, Gas & Consumable Fuels	7.2%
Electronic Equipment, Instruments & Components	6.4%
Technology Hardware, Storage & Peripherals	5.4%
Semiconductors & Semiconductor Equipment	5.3%
Equity Real Estate Investment Trusts (REITs)	4.8%
Chemicals	4.6%
Insurance	4.5%
Transportation Infrastructure	3.9%
Textiles, Apparel & Luxury Goods	3.3%
Capital Markets	2.7%
Auto Components	2.7%
Diversified Telecommunication Services	2.6%
Health Care Providers & Services	2.6%
Tobacco	2.0%
Hotels, Restaurants & Leisure	2.0%
Household Durables	1.9%
Automobiles	1.9%
Electric Utilities	1.9%
Media	1.4%
Paper & Forest Products	1.4%
Diversified Financial Services	1.4%
Beverages	1.3%
Food Products	1.3%
Consumer Finance	1.3%
Software	1.3%
Thrifts & Mortgage Finance	0.7%
Water Utilities	0.7%
IT Services	0.7%
Construction & Engineering	0.7%
Independent Power Producers & Energy Traders	0.7%
Exchange-Traded Funds	0.6%
Machinery	0.6%
Diversified Consumer Services	0.6%
Electrical Equipment	0.6%
Specialty Retail	0.6%
Personal Products	0.6%
Construction Materials	0.6%
Distributors	0.6%
Repurchase Agreements	6.5%
Other assets less liabilities	0.8%

100.0%

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	181

Schedule of Investments

September 30, 2016

AllianzGI NFJ Global Dividend Value Fund

	Shares	Value
Common Stock—99.0%
Canada—2.0%
Toronto-Dominion Bank	6,300	$279,720

Chile—2.2%
Itau CorpBanca ADR	22,600	301,032

China—4.0%
China Construction Bank Corp., Class H	370,000	277,884
China Mobile Ltd.	23,100	283,769

		561,653

France—2.0%
Total S.A.	5,791	275,423

Germany—3.9%
Bayer AG	2,560	257,101
Siemens AG	2,490	291,978

		549,079

Indonesia—2.1%
Bank Rakyat Indonesia Persero Tbk PT ADR	15,505	291,262

Japan—3.9%
ITOCHU Corp.	22,100	278,229
Mizuho Financial Group, Inc.	155,700	262,423

		540,652

Korea (Republic of)—2.0%
SK Telecom Co., Ltd.	1,390	285,007

Norway—2.1%
Marine Harvest ASA (b)	16,736	300,212

Russian Federation—2.0%
Lukoil PJSC ADR	5,800	282,634

Spain—2.0%
Enagas S.A.	9,391	282,502

Switzerland—2.0%
Swiss Re AG	3,032	273,845

Taiwan—2.0%
Hon Hai Precision Industry Co., Ltd. GDR	56,096	282,162

United Kingdom—14.4%
BAE Systems PLC	38,344	260,481
Britvic PLC	27,887	218,030
Direct Line Insurance Group PLC	53,100	250,830
Greene King PLC	21,465	215,198
Imperial Brands PLC	5,118	263,426
Royal Dutch Shell PLC, Class A ADR	5,100	255,357
WPP PLC	23,500	552,382

		2,015,704

United States—52.4%
A Schulman, Inc.	9,800	285,376
AbbVie, Inc.	4,500	283,815
Apple, Inc.	2,700	305,235
AT&T, Inc.	6,900	280,209
CA, Inc.	8,600	284,488
Cisco Systems, Inc.	17,600	558,272
Exxon Mobil Corp.	3,000	261,840
Ford Motor Co.	21,500	259,505
Fortress Investment Group LLC, Class A	57,100	282,074
General Motors Co.	8,900	282,753
Gilead Sciences, Inc.	3,100	245,272
Intel Corp.	7,900	298,225

	Shares	Value
International Business Machines Corp.	3,500	$555,975
Johnson & Johnson	2,500	295,325
JPMorgan Chase & Co.	4,500	299,655
Pfizer, Inc.	8,200	277,734
PNC Financial Services Group, Inc.	3,300	297,297
PPL Corp.	7,600	262,732
Quest Diagnostics, Inc.	3,500	296,205
Travelers Cos., Inc.	2,500	286,375
United Technologies Corp.	2,800	284,480
Verizon Communications, Inc.	5,400	280,692
Wal-Mart Stores, Inc.	4,100	295,692
Wells Fargo & Co.	5,800	256,824

		7,316,050

Total Investments (cost—$13,363,118) (a)—99.0%		13,836,937

Other assets less liabilities (c)—1.0%		134,754

Net Assets—100.0%		$13,971,691

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $4,828,720, representing 34.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	16.2%
Oil, Gas & Consumable Fuels	7.7%
Pharmaceuticals	5.9%
Insurance	5.8%
Wireless Telecommunication Services	4.1%
Diversified Telecommunication Services	4.0%
Communications Equipment	4.0%
IT Services	4.0%
Media	4.0%
Aerospace & Defense	3.9%
Automobiles	3.9%
Biotechnology	3.8%
Technology Hardware, Storage & Peripherals	2.2%
Food Products	2.2%
Semiconductors & Semiconductor Equipment	2.1%
Health Care Providers & Services	2.1%
Food & Staples Retailing	2.1%
Industrial Conglomerates	2.1%
Chemicals	2.0%
Software	2.0%
Gas Utilities	2.0%
Electronic Equipment, Instruments & Components	2.0%
Capital Markets	2.0%
Trading Companies & Distributors	2.0%
Tobacco	1.9%
Electric Utilities	1.9%
Beverages	1.6%
Hotels, Restaurants & Leisure	1.5%
Other assets less liabilities	1.0%

100.0%

182	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

AllianzGI NFJ International Small-Cap Value Fund

	Shares	Value
Common Stock—98.2%
Australia—4.8%
Asaleo Care Ltd.	66,287	$81,083
Charter Hall Retail REIT	29,909	97,352
CSR Ltd.	39,600	110,409
Northern Star Resources Ltd.	25,200	89,300
Pact Group Holdings Ltd.	16,705	81,221
SAI Global Ltd.	31,300	111,814

		571,179

Austria—1.4%
Atrium European Real Estate Ltd. (c)	19,900	88,801
Mayr Melnhof Karton AG	705	77,533

		166,334

Belgium—1.6%
Befimmo S.A. REIT	1,760	106,310
Ontex Group NV	2,700	85,791

		192,101

Brazil—1.8%
Multiplus S.A.	10,500	142,028
Qualicorp S.A.	11,400	67,233

		209,261

Canada—5.3%
Canfor Pulp Products, Inc.	9,256	72,386
Chorus Aviation, Inc.	7,921	37,131
Cogeco, Inc.	2,285	89,557
Enbridge Income Fund Holdings, Inc.	3,900	101,071
Linamar Corp.	1,943	81,129
Magellan Aerospace Corp.	7,924	97,000
Martinrea International, Inc.	11,592	72,011
Transcontinental, Inc., Class A	6,584	88,426

		638,711

Chile—2.3%
Cia Cervecerias Unidas S.A. ADR	4,500	90,855
Embotelladora Andina S.A., Class B ADR	3,600	81,360
Vina Concha y Toro S.A. ADR	2,800	97,608

		269,823

China—1.5%
Lee & Man Paper Manufacturing Ltd.	112,000	102,313
Sinopec Kantons Holdings Ltd.	172,000	81,563

		183,876

Denmark—1.9%
Dfds A/S	1,900	96,274
Scandinavian Tobacco Group A/S, Class A (a)	7,713	131,610

		227,884

Finland—1.8%
Lassila & Tikanoja Oyj	4,827	93,537
Tieto Oyj	3,674	115,976

		209,513

France—3.4%
Alten S.A.	1,536	107,447
Euronext NV (a)	2,696	115,035
Havas S.A.	8,700	73,627
Rubis SCA	1,145	105,018

		401,127

Germany—1.6%
Freenet AG	4,000	117,075

	Shares	Value
PATRIZIA Immobilien AG (c)	3,630	$79,510

		196,585

Greece—0.8%
Motor Oil Hellas Corinth Refineries S.A.	8,700	97,731

Hong Kong—4.4%
First Pacific Co., Ltd.	134,100	95,786
Giordano International Ltd.	162,000	83,713
Langham Hospitality Investments and Langham Hospitality Investments Ltd. UNIT	253,500	100,990
Man Wah Holdings Ltd.	128,000	82,323
NagaCorp Ltd.	102,000	67,325
Xinyi Glass Holdings Ltd.	108,000	98,190

		528,327

Italy—1.9%
A2A SpA	78,025	110,200
ASTM SpA	10,717	117,062

		227,262

Japan—24.8%
Aichi Corp.	12,400	90,830
cocokara fine, Inc.	2,100	80,909
Denka Co., Ltd.	24,000	103,940
Descente Ltd.	7,200	93,219
DTS Corp.	4,500	100,209
Dynam Japan Holdings Co., Ltd.	60,600	86,892
Haseko Corp.	9,000	86,569
Heiwado Co., Ltd.	4,000	78,121
Kaken Pharmaceutical Co., Ltd.	1,300	79,899
Medipal Holdings Corp.	5,500	95,338
Mitsubishi Shokuhin Co., Ltd.	4,100	133,203
Nippo Corp.	6,000	114,094
Nippon Densetsu Kogyo Co., Ltd.	3,300	62,067
Nohmi Bosai Ltd.	5,600	83,348
NS Solutions Corp.	5,500	96,117
Oiles Corp.	5,400	91,867
Paramount Bed Holdings Co., Ltd.	2,500	94,512
Raito Kogyo Co., Ltd.	5,500	66,249
Sakata INX Corp.	7,700	93,468
Sankyu, Inc.	16,000	91,884
Sapporo Holdings Ltd.	3,400	94,254
Shizuoka Gas Co., Ltd.	14,800	116,967
Skylark Co., Ltd.	7,100	95,683
Sogo Medical Co., Ltd.	2,600	84,850
Sotetsu Holdings, Inc.	16,800	85,883
Square Enix Holdings Co., Ltd.	2,900	100,001
Sumitomo Osaka Cement Co., Ltd.	17,000	78,917
T-Gaia Corp.	8,200	117,354
Toho Holdings Co., Ltd.	3,700	78,512
Tokyo Seimitsu Co., Ltd.	4,000	106,790
Toshiba Plant Systems & Services Corp.	5,500	88,893
Trancom Co., Ltd.	1,400	87,954

		2,958,793

Mexico—0.6%
Ternium S.A. ADR	3,500	68,705

Netherlands—1.6%
Aalberts Industries NV	3,313	112,840
Refresco Group NV (a)	4,800	79,753

		192,593

	Shares	Value
New Zealand—2.0%
Air New Zealand Ltd.	55,689	$75,540
Goodman Property Trust REIT	81,581	77,604
SKY Network Television Ltd.	25,038	89,818

		242,962

Norway—0.7%
Borregaard ASA	9,883	88,844

Philippines—1.1%
Manila Water Co., Inc.	212,700	128,436

Poland—0.9%
Asseco Poland S.A.	7,777	113,377

Portugal—0.6%
Navigator Co., S.A. (c)	25,214	72,498

Singapore—1.7%
Lippo Malls Indonesia Retail Trust REIT	414,200	113,900
Mapletree Industrial Trust REIT	71,300	93,410

		207,310

South Africa—0.7%
JSE Ltd.	7,328	85,408

Spain—4.0%
Bolsas y Mercados Espanoles SHMSF S.A.	2,457	73,031
Cia de Distribucion Integral Logista Holdings S.A.	3,840	85,714
CIE Automotive S.A.	4,600	90,568
Grupo Catalana Occidente S.A.	2,022	60,103
Lar Espana Real Estate Socimi S.A. REIT	9,100	65,478
Mediaset Espana Comunicacion S.A.	8,769	103,949

		478,843

Sweden—7.6%
Cloetta AB, Class B	32,728	118,646
Dios Fastigheter AB	14,127	106,650
Eltel AB (a)	8,300	83,033
Granges AB	11,416	116,458
Hemfosa Fastigheter AB	9,256	100,367
Intrum Justitia AB	2,800	90,304
Loomis AB, Class B	3,000	92,580
Rezidor Hotel Group AB	27,400	119,133
Swedish Match AB	2,322	85,198

		912,369

Switzerland—0.8%
Cembra Money Bank AG (c)	1,152	90,370

Taiwan—1.6%
Cleanaway Co., Ltd.	16,000	88,487
Namchow Chemical Industrial Co., Ltd.	48,000	106,627

		195,114

United Kingdom—15.0%
Berendsen PLC	6,909	111,076
BGEO Group PLC	2,400	90,336
Computacenter PLC	7,200	66,259
Consort Medical PLC	7,000	98,129
Go-Ahead Group PLC	2,020	53,217
Greene King PLC	7,697	77,167
Hill & Smith Holdings PLC	7,982	117,322
Inchcape PLC	10,377	88,545
Indivior PLC	28,117	111,817
KCOM Group PLC	58,007	87,160
Laird PLC	22,603	92,959

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	183

Schedule of Investments

September 30, 2016

	Shares	Value
Marston’s PLC	47,289	$89,725
Novae Group PLC	8,100	80,368
OneSavings Bank PLC	23,400	76,947
PayPoint PLC	8,866	118,428
Pendragon PLC	150,616	58,566
Polypipe Group PLC	27,300	99,361
RPC Group PLC	8,200	101,900
Savills PLC	8,769	81,350
Synthomer PLC	18,300	87,572

		1,788,204

Total Common Stock (cost—$11,291,807)		11,743,540

	Principal Amount (000s)
Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $186,000; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $192,863 including accrued interest
(cost—$186,000)	$186	186,000

Total Investments (cost—$11,477,807) (b)—99.8%		11,929,540

Other assets less liabilities (d)—0.2%		20,601

Net Assets—100.0%		$11,950,141

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $9,065,880, representing 75.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Commercial Services & Supplies	5.7%
Real Estate Management & Development	4.7%
Equity Real Estate Investment Trusts (REITs)	4.6%
Hotels, Restaurants & Leisure	4.5%
Media	4.2%
IT Services	4.1%
Beverages	3.7%
Construction & Engineering	3.5%
Metals & Mining	3.3%
Food & Staples Retailing	3.1%
Chemicals	3.1%
Auto Components	2.9%
Road & Rail	2.7%
Machinery	2.5%
Oil, Gas & Consumable Fuels	2.3%
Capital Markets	2.3%
Containers & Packaging	2.2%
Specialty Retail	2.2%
Paper & Forest Products	2.1%
Health Care Providers & Services	2.0%
Food Products	1.9%
Gas Utilities	1.9%
Tobacco	1.8%
Software	1.8%
Health Care Equipment & Supplies	1.6%
Pharmaceuticals	1.6%
Construction Materials	1.6%
Electronic Equipment, Instruments & Components	1.5%
Household Durables	1.4%
Personal Products	1.4%
Insurance	1.2%
Water Utilities	1.1%
Wireless Telecommunication Services	1.0%
Transportation Infrastructure	1.0%
Airlines	0.9%
Professional Services	0.9%
Multi-Utilities	0.9%
Semiconductors & Semiconductor Equipment	0.9%
Building Products	0.8%
Aerospace & Defense	0.8%
Marine	0.8%
Diversified Financial Services	0.8%
Textiles, Apparel & Luxury Goods	0.8%
Consumer Finance	0.7%
Banks	0.7%
Distributors	0.7%
Diversified Telecommunication Services	0.7%
Air Freight & Logistics	0.7%
Thrifts & Mortgage Finance	0.6%
Repurchase Agreements	1.6%
Other assets less liabilities	0.2%

100.0%

AllianzGI NFJ International Value II Fund

	Shares	Value
Common Stock—98.5%
Australia—4.9%
Coca-Cola Amatil Ltd.	80,800	$637,119
Macquarie Group Ltd.	7,100	449,036
Sonic Healthcare Ltd.	32,800	555,438
Wesfarmers Ltd.	16,100	545,808

		2,187,401

Brazil—1.8%
BB Seguridade Participacoes S.A. ADR	46,800	431,964
Embraer S.A. ADR	20,800	359,008

		790,972

Canada—6.8%
Cogeco Communications, Inc.	6,300	310,978
Enbridge Income Fund Holdings, Inc.	13,800	357,636
Magna International, Inc.	11,700	502,515
Manulife Financial Corp.	24,200	341,432
Open Text Corp.	8,500	551,310
Power Financial Corp.	21,821	505,628
Toronto-Dominion Bank	9,900	439,560

		3,009,059

Chile—0.9%
Enersis Americas S.A. ADR	31,300	256,347
Enersis Chile S.A. ADR	31,300	148,675

		405,022

China—6.2%
Beijing Enterprises Holdings Ltd.	80,500	410,812
China Construction Bank Corp., Class H	682,200	512,358
China Mobile Ltd.	35,300	433,638
China Resources Land Ltd.	134,000	377,800
PICC Property & Casualty Co., Ltd., Class H	180,000	301,783
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	141,900	385,377
Sinopec Shanghai Petrochemical Co., Ltd. ADR	6,600	337,722

		2,759,490

Colombia—1.0%
Bancolombia S.A. ADR	11,300	441,152

Denmark—2.1%
Danske Bank A/S	16,700	488,573
Scandinavian Tobacco Group A/S, Class A (a)	26,987	460,489

		949,062

France—8.1%
AXA S.A.	15,833	336,644
Capgemini S.A.	4,900	480,413
Christian Dior SE	2,600	466,301
Cie Generale des Etablissements Michelin	3,800	420,793
CNP Assurances	30,600	514,107
Euronext NV (a)	11,100	473,624
Renault S.A.	4,400	361,984
Sanofi	6,800	517,826

		3,571,692

Germany—2.7%
Bayer AG	3,500	351,506
Deutsche Lufthansa AG	7,742	86,310
Freenet AG	14,300	418,542
Siemens AG	3,078	360,927

		1,217,285

184	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

	Shares	Value
Hong Kong—5.4%
BOC Hong Kong Holdings Ltd.	135,300	$460,344
CK Hutchison Holdings Ltd.	36,500	466,552
First Pacific Co., Ltd.	632,100	451,501
NWS Holdings Ltd.	341,000	571,451
WH Group Ltd. (a)	571,500	461,911

		2,411,759

Ireland—2.2%
CRH PLC	13,868	460,501
Smurfit Kappa Group PLC	21,951	490,707

		951,208

Israel—1.0%
Teva Pharmaceutical Industries Ltd. ADR	9,800	450,898

Italy—1.7%
ASTM SpA	27,700	302,567
Enel SpA	103,098	459,479

		762,046

Japan—16.6%
Astellas Pharma, Inc.	28,500	445,143
Bandai Namco Holdings, Inc.	20,500	627,466
Isuzu Motors Ltd.	33,700	396,685
Kaken Pharmaceutical Co., Ltd.	6,500	399,496
KDDI Corp.	14,300	443,043
Mitsubishi Electric Corp.	45,000	576,752
Mitsubishi Shokuhin Co., Ltd.	16,700	542,557
Nippo Corp.	30,000	570,471
Nippon Telegraph & Telephone Corp.	11,300	516,816
NS Solutions Corp.	19,400	339,029
Skylark Co., Ltd.	35,300	475,720
Square Enix Holdings Co., Ltd.	14,600	503,453
Sumitomo Osaka Cement Co., Ltd.	115,000	533,853
T&D Holdings, Inc.	51,300	578,720
West Japan Railway Co.	7,100	440,443

		7,389,647

Korea (Republic of)—1.3%
Korea Electric Power Corp. ADR	23,784	579,854

Malaysia—1.0%
Tenaga Nasional Bhd.	127,800	441,915

Mexico—0.7%
America Movil S.A.B. de C.V., Ser. L ADR	26,400	302,016

Netherlands—3.1%
Coca-Cola European Partners PLC	11,000	438,900
Koninklijke Vopak NV	6,200	325,171
Wolters Kluwer NV	14,263	609,760

		1,373,831

Norway—1.0%
Telenor ASA	25,800	443,654

Philippines—1.0%
Manila Water Co., Inc.	765,700	462,358

Russian Federation—1.5%
Lukoil PJSC ADR (c)	13,300	648,109

Singapore—1.1%
Mapletree Industrial Trust REIT	366,000	479,497

South Africa—1.7%
Nedbank Group Ltd.	30,400	494,457
Sasol Ltd. ADR	10,100	275,932

		770,389

Spain—0.8%
Mapfre S.A.	123,800	346,370

	Shares	Value
Sweden—4.2%
Electrolux AB, Ser. B	18,511	$463,641
Hemfosa Fastigheter AB	32,400	351,329
Nordea Bank AB	39,500	392,254
Swedish Match AB	18,041	661,955

		1,869,179

Switzerland—0.9%
Baloise Holding AG	3,276	396,664

Taiwan—1.4%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	20,300	620,977

Turkey—1.0%
KOC Holding AS ADR	20,500	439,725

United Kingdom—16.4%
BAE Systems PLC	65,700	446,317
BT Group PLC	91,817	461,960
Centrica PLC	68,700	203,129
Direct Line Insurance Group PLC	94,141	444,697
Greene King PLC	35,200	352,899
Imperial Brands PLC	16,200	833,824
Inchcape PLC	32,700	279,022
Indivior PLC	173,700	690,777
Laird PLC	82,400	338,885
Mondi PLC	19,700	413,897
Old Mutual PLC	147,400	386,369
Persimmon PLC	14,305	336,347
Royal Dutch Shell PLC, Class A	24,000	597,069
Shire PLC ADR	4,400	852,984
WPP PLC	27,610	648,990

		7,287,166

Total Common Stock (cost—$43,225,917)		43,758,397

	Principal Amount (000s)
Repurchase Agreements—1.3%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $579,001; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $594,225 including accrued interest
(cost—$579,000)	$579	579,000

Total Investments (cost—$43,804,917) (b)—99.8%		44,337,397

Other assets less liabilities—0.2%		72,956

Net Assets—100.0%		$44,410,353

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $32,893,568, representing 74.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Insurance	10.3%
Banks	7.3%
Pharmaceuticals	6.4%
Industrial Conglomerates	5.1%
Oil, Gas & Consumable Fuels	5.0%
Tobacco	4.4%
Electric Utilities	4.2%
Wireless Telecommunication Services	3.6%
Media	3.5%
Diversified Telecommunication Services	3.2%
Food & Staples Retailing	2.5%
Beverages	2.4%
Software	2.4%
Construction Materials	2.2%
Health Care Providers & Services	2.1%
Auto Components	2.1%
Capital Markets	2.1%
Biotechnology	1.9%
Hotels, Restaurants & Leisure	1.9%
IT Services	1.8%
Aerospace & Defense	1.8%
Household Durables	1.8%
Automobiles	1.7%
Real Estate Management & Development	1.6%
Leisure Products	1.4%
Semiconductors & Semiconductor Equipment	1.4%
Electrical Equipment	1.3%
Construction & Engineering	1.3%
Containers & Packaging	1.1%
Equity Real Estate Investment Trusts (REITs)	1.1%
Textiles, Apparel & Luxury Goods	1.1%
Water Utilities	1.0%
Food Products	1.0%
Diversified Financial Services	1.0%
Road & Rail	1.0%
Paper & Forest Products	0.9%
Electronic Equipment, Instruments & Components	0.8%
Chemicals	0.8%
Transportation Infrastructure	0.7%
Distributors	0.6%
Multi-Utilities	0.5%
Airlines	0.2%
Repurchase Agreements	1.3%
Other assets less liabilities	0.2%

100.0%

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	185

Schedule of Investments

September 30, 2016

AllianzGI Short Duration High Income Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—84.6%
Auto Components—0.1%
American Axle & Manufacturing, Inc.,
5.125%, 2/15/19	$963	$978,922

Auto Manufacturers—1.1%
General Motors Co.,
3.50%, 10/2/18	7,750	7,971,286
General Motors Financial Co., Inc.,
3.20%, 7/6/21	3,800	3,851,095
3.25%, 5/15/18	1,060	1,079,126
4.75%, 8/15/17	1,980	2,033,967
6.75%, 6/1/18	325	349,895

		15,285,369

Banks—3.6%
CIT Group, Inc.,
4.25%, 8/15/17	7,750	7,905,000
5.00%, 5/15/17	4,400	4,488,000
6.625%, 4/1/18 (a)(c)	32,942	35,042,052

		47,435,052

Building Materials—1.7%
Louisiana-Pacific Corp.,
7.50%, 6/1/20	22,106	22,959,292

Coal—1.2%
Cloud Peak Energy Resources LLC,
8.50%, 12/15/19	19,150	15,415,750

Commercial Services—0.1%
Hertz Corp.,
6.75%, 4/15/19	2,000	2,046,480

Containers & Packaging—2.8%
Novelis, Inc.,
8.375%, 12/15/17	36,491	36,878,717

Distribution/Wholesale—1.2%
HD Supply, Inc. (a)(c),
5.25%, 12/15/21	15,632	16,589,460

Diversified Financial Services—5.4%
Aircastle Ltd.,
4.625%, 12/15/18	5,541	5,790,345
Alliance Data Systems Corp. (a)(c),
5.25%, 12/1/17	32,999	33,782,726
Ally Financial, Inc.,
3.25%, 11/5/18	9,575	9,646,813
3.60%, 5/21/18	5,400	5,494,500
5.50%, 2/15/17	3,545	3,592,556
Fly Leasing Ltd.,
6.75%, 12/15/20	13,469	13,923,579

		72,230,519

Electric Utilities—0.6%
AES Corp. (e),
3.842%, 6/1/19	7,434	7,471,170

Engineering & Construction—0.8%
SBA Communications Corp.,
4.875%, 7/15/22	2,652	2,751,450
5.625%, 10/1/19	7,250	7,453,943

		10,205,393

Entertainment—2.9%
Scientific Games Corp.,
8.125%, 9/15/18	38,825	38,970,594

Equity Real Estate Investment Trusts (REITs)—3.1%
CyrusOne L.P., 6.
375%, 11/15/22	1,500	1,596,093

	Principal Amount (000s)	Value
DuPont Fabros Technology L.P.,
5.875%, 9/15/21	$10,080	$10,552,500
Iron Mountain, Inc. (a)(c),
4.375%, 6/1/21	11,250	11,682,428
6.00%, 10/1/20	16,913	17,885,497

		41,716,518

Food & Beverage—2.3%
Bumble Bee Holdings, Inc. (a)(c),
9.00%, 12/15/17	30,007	30,232,052

Food Service—0.1%
Aramark Services, Inc.,
5.75%, 3/15/20	744	764,925

Healthcare-Products—0.2%
Hologic, Inc. (a)(c),
5.25%, 7/15/22	2,000	2,130,000

Healthcare-Services—2.7%
DaVita HealthCare Partners, Inc.,
5.75%, 8/15/22	33,729	35,457,611

Holding Companies-Diversified—2.1%
Nielsen Co. Luxembourg Sarl (a)(c),
5.50%, 10/1/21	27,123	28,343,535

Home Builders—6.5%
Brookfield Residential Properties, Inc. (a)(c),
6.50%, 12/15/20	27,088	28,171,520
Lennar Corp.,
4.50%, 6/15/19	2,900	3,052,250
MDC Holdings, Inc.,
5.625%, 2/1/20	1,376	1,485,254
Meritage Homes Corp.,
4.50%, 3/1/18	5,040	5,178,600
TRI Pointe Group, Inc.,
4.375%, 6/15/19	8,885	9,184,869
4.875%, 7/1/21	12,500	12,843,750
William Lyon Homes, Inc.,
8.50%, 11/15/20	25,415	26,685,750

		86,601,993

Iron/Steel—0.1%
Commercial Metals Co.,
6.50%, 7/15/17	1,000	1,037,500

Leisure Time—0.4%
NCL Corp., Ltd. (a)(c),
4.625%, 11/15/20	1,303	1,309,515
5.25%, 11/15/19	3,500	3,552,500

		4,862,015

Lodging—2.8%
Hilton Worldwide Finance LLC,
5.625%, 10/15/21	36,428	37,523,499

Machinery-Diversified—1.4%
Case New Holland Industrial, Inc.,
7.875%, 12/1/17	6,250	6,671,875
CNH Industrial Capital LLC,
3.25%, 2/1/17	8,972	9,028,075
6.25%, 11/1/16	2,575	2,583,204

		18,283,154

Media—2.1%
CCO Holdings LLC,
5.25%, 9/30/22	3,450	3,613,875
6.625%, 1/31/22	11,000	11,550,000
CSC Holdings LLC,
7.625%, 7/15/18	3,657	3,949,560
7.875%, 2/15/18	1,743	1,869,368

	Principal Amount (000s)	Value
Sinclair Television Group, Inc.,
5.375%, 4/1/21	$7,000	$7,271,250

		28,254,053

Mining—1.1%
Alcoa, Inc.,
6.75%, 7/15/18	14,220	15,388,742

Miscellaneous Manufacturing—2.1%
LSB Industries, Inc.,
8.50%, 8/1/19	28,125	28,371,094

Oil, Gas & Consumable Fuels—2.7%
NGL Energy Partners L.P.,
5.125%, 7/15/19	25,961	24,533,145
Sunoco L.P. (a)(c),
6.25%, 4/15/21	11,485	11,858,262

		36,391,407

Pharmaceuticals—3.7%
Valeant Pharmaceuticals International, Inc. (a)(c),
7.00%, 10/1/20	50,301	49,294,980

Pipelines—5.2%
Hiland Partners Holdings LLC (a)(c),
7.25%, 10/1/20	34,511	35,762,024
Kinder Morgan Finance Co. LLC (a)(c),
6.00%, 1/15/18	7,075	7,421,781
Sabine Pass LNG L.P.,
6.50%, 11/1/20	4,883	5,056,957
7.50%, 11/30/16	21,114	21,293,469

		69,534,231

Retail—6.9%
Dollar Tree, Inc.,
5.25%, 3/1/20	6,175	6,437,437
GameStop Corp. (a)(c),
5.50%, 10/1/19	8,690	8,907,250
6.75%, 3/15/21	44,075	45,617,625
Sally Holdings LLC,
5.75%, 6/1/22	29,450	30,848,875

		91,811,187

Software—3.8%
ACI Worldwide, Inc. (a)(c),
6.375%, 8/15/20	12,700	13,144,500
Activision Blizzard, Inc. (a)(c),
5.625%, 9/15/21	14,500	15,129,460
First Data Corp. (a)(c),
6.75%, 11/1/20	3,100	3,209,092
j2 Cloud Services, Inc.,
8.00%, 8/1/20	19,090	19,877,462

		51,360,514

Telecommunications—13.8%
Sprint Capital Corp.,
6.90%, 5/1/19	22,850	23,764,000
Sprint Communications, Inc.,
8.375%, 8/15/17	1,537	1,600,401
T-Mobile USA, Inc.,
6.464%, 4/28/19	33,332	33,998,640
6.542%, 4/28/20	13,536	14,009,760
6.625%, 11/15/20	22,175	22,812,532
Telesat Canada (a)(c),
6.00%, 5/15/17	34,800	34,887,000
ViaSat, Inc.,
6.875%, 6/15/20	18,151	18,820,318
West Corp. (a)(c),
4.75%, 7/15/21	33,000	34,072,500

		183,965,151

Total Corporate Bonds & Notes (cost—$1,125,167,171)		1,127,790,879

186	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

	Principal Amount (000s)	Value
Senior Loans (a)(b)—10.0%
Commercial Services & Supplies—4.2%
Asurion LLC,
5.00%, 5/24/19, Term B1	$4,246	$4,262,667
5.00%, 8/4/22, Term B4	7,322	7,364,203
8.50%, 3/3/21, 2nd Lien	44,000	43,813,000

		55,439,870

Financial Services—1.1%
Delos Finance Sarl, Term B,
3.588%, 3/6/21	15,000	15,118,125

Independent Power Producers & Energy Traders—0.4%
Calpine Corp., Term Loan B5 (d),
3.59%, 5/27/22	6,000	6,023,436

Insurance—0.7%
Lonestar Intermediate Super Holdings, LLC, PIK Term Loan B (d),
10.00%, 8/31/21	9,000	8,960,625

IT Services—1.1%
First Data Corp., Term B (d),
4.276%, 7/10/22	14,000	14,100,142

Media—1.3%
Univision Communications, Inc., Term C4,
4.00%, 3/1/20	18,054	18,098,825

Specialty Retail—1.2%
PetSmart, Inc., Term B1,
4.25%, 3/10/22	15,865	15,914,439

Total Senior Loans (cost—$133,250,049)		133,655,462

Repurchase Agreements—5.9%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $78,639,197; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $80,215,163 including accrued interest
(cost—$78,639,000)	78,639	78,639,000

Total Investments (cost—$1,337,056,220)—100.5%		1,340,085,341

Liabilities in excess of other assets—(0.5)%		(6,566,682)

Net Assets—100.0%		$1,333,518,659

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $601,681,221, representing 45.1% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on September 30, 2016.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) When-issued or delayed-delivery. To be settled/delivered after September 30, 2016.

(e) Variable or Floating Rate Security—Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2016.

Glossary:

PIK—Payment-in-Kind

AllianzGI Structured Return Fund

	Shares	Value
Exchange-Traded Funds—88.3%
SPDR S&P 500 (a) (cost—$244,386,910)	1,128,000	$243,986,400

	Principal Amount (000s)
Repurchase Agreements—9.1%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $25,177,063; collateralized by U.S. Treasury Notes, 2.375%, due 8/15/24, valued at $25,683,219 including accrued interest
(cost—$25,177,000)	$25,177	25,177,000

	Contracts
Options Purchased (b)(c)— 0.2%
Call Options—0.0%
S&P 500 Index,
strike price $2,400.00, expires 10/7/16	100	633
strike price $2,450.00, expires 10/7/16	77	487
strike price $2,500.00, expires 10/7/16	225	1,425
strike price $2,400.00, expires 10/14/16	115	648
strike price $2,425.00, expires 10/14/16	84	532
strike price $2,500.00, expires 10/14/16	78	416
strike price $2,400.00, expires 10/21/16	126	798
strike price $2,450.00, expires 10/21/16	241	1,044
strike price $2,400.00, expires 10/28/16	63	399
strike price $2,450.00, expires 10/28/16	201	1,273

		7,655

Put Options—0.2%
S&P 500 Index,
strike price $1,400.00, expires 10/7/16	110	1,375
strike price $1,500.00, expires 10/7/16	40	600
strike price $1,575.00, expires 10/7/16	110	1,375
strike price $1,625.00, expires 10/7/16	70	1,225
strike price $1,800.00, expires 10/7/16	400	3,000
strike price $2,015.00, expires 10/7/16	50	1,375
strike price $2,100.00, expires 10/7/16	25	3,812
strike price $2,140.00, expires 10/7/16	25	14,375
strike price $1,475.00, expires 10/14/16	70	525
strike price $1,500.00, expires 10/14/16	200	2,500
strike price $1,550.00, expires 10/14/16	40	400
strike price $1,600.00, expires 10/14/16	60	450
strike price $1,750.00, expires 10/14/16	600	9,000

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	187

Schedule of Investments

September 30, 2016

	Contracts	Value
strike price $1,800.00, expires 10/14/16	30	$450
strike price $2,100.00, expires 10/14/16	20	9,600
strike price $2,130.00, expires 10/14/16	25	22,625
strike price $1,400.00, expires 10/21/16	60	680
strike price $1,450.00, expires 10/21/16	60	750
strike price $1,500.00, expires 10/21/16	190	1,425
strike price $1,525.00, expires 10/21/16	45	338
strike price $1,600.00, expires 10/21/16	65	488
strike price $1,625.00, expires 10/21/16	75	1,687
strike price $2,130.00, expires 10/21/16	25	32,125
strike price $1,350.00, expires 10/28/16	80	600
strike price $1,400.00, expires 10/28/16	60	450
strike price $1,425.00, expires 10/28/16	65	650
strike price $1,500.00, expires 10/28/16	80	907
strike price $1,575.00, expires 10/28/16	80	1,000
strike price $1,600.00, expires 10/28/16	130	2,275
strike price $1,675.00, expires 10/28/16	55	1,512
strike price $2,070.00, expires 10/28/16	30	22,050
strike price $2,100.00, expires 10/28/16	20	22,000
strike price $1,650.00, expires 10/31/16	60	1,350
strike price $1,400.00, expires 11/4/16	50	375
strike price $1,500.00, expires 11/4/16	80	1,400
strike price $1,625.00, expires 11/4/16	95	1,662
strike price $2,035.00, expires 11/4/16	40	27,800
strike price $2,075.00, expires 11/4/16	25	27,625
strike price $1,400.00, expires 11/11/16	140	1,400
strike price $2,050.00, expires 11/11/16	50	64,250
strike price $2,100.00, expires 11/11/16	25	51,875
strike price $1,400.00, expires 11/30/16	15	263
strike price $2,140.00, expires 11/30/16	10	37,950
strike price $1,300.00, expires 12/16/16	50	1,875
strike price $2,160.00, expires 12/16/16	10	52,250

		431,699

Total Options Purchased (cost—$675,188)		439,354

Total Investments, before options written (cost—$270,239,098)—97.6%		269,602,754

	Contracts	Value
Options Written (b)(c)—(4.8)%
Call Options—(4.5)%
S&P 500 Index,
strike price $2,040.00, expires 10/7/16	100	$(1,269,000)
strike price $2,090.00, expires 10/7/16	51	(396,525)
strike price $2,235.00, expires 10/7/16	77	(578)
strike price $2,240.00, expires 10/7/16	77	(770)
strike price $2,020.00, expires 10/14/16	84	(1,239,840)
strike price $2,045.00, expires 10/14/16	137	(1,687,155)
strike price $2,060.00, expires 10/14/16	56	(608,720)
strike price $2,065.00, expires 10/14/16	51	(529,890)
strike price $2,070.00, expires 10/14/16	46	(456,090)
strike price $2,025.00, expires 10/21/16	60	(861,000)
strike price $2,045.00, expires 10/21/16	34	(422,790)
strike price $2,070.00, expires 10/21/16	66	(666,270)
strike price $2,090.00, expires 10/21/16	127	(1,053,465)
strike price $2,235.00, expires 10/21/16	80	(5,600)
strike price $2,035.00, expires 10/28/16	63	(854,595)
strike price $2,050.00, expires 10/28/16	52	(632,580)
strike price $2,075.00, expires 10/28/16	71	(702,190)
strike price $2,095.00, expires 10/28/16	130	(1,058,200)

		(12,445,258)

Put Options—(0.3)%
S&P 500 Index,
strike price $1,995.00, expires 10/7/16	30	(1,575)
strike price $2,025.00, expires 10/7/16	30	(675)
strike price $2,030.00, expires 10/7/16	50	(1,125)
strike price $2,085.00, expires 10/7/16	46	(4,485)
strike price $2,090.00, expires 10/7/16	96	(10,320)
strike price $1,985.00, expires 10/14/16	48	(3,000)
strike price $2,000.00, expires 10/14/16	40	(3,100)
strike price $2,015.00, expires 10/14/16	35	(3,412)
strike price $2,020.00, expires 10/14/16	48	(5,040)
strike price $2,040.00, expires 10/14/16	35	(5,162)
strike price $2,065.00, expires 10/14/16	40	(9,700)
strike price $2,070.00, expires 10/14/16	50	(13,625)
strike price $1,970.00, expires 10/21/16	60	(6,600)
strike price $1,995.00, expires 10/21/16	35	(5,862)
strike price $2,025.00, expires 10/21/16	48	(11,520)

	Contracts	Value
strike price $2,045.00, expires 10/21/16	73	$(23,725)
strike price $2,065.00, expires 10/21/16	50	(22,250)
strike price $2,090.00, expires 10/21/16	48	(32,400)
strike price $1,950.00, expires 10/28/16	35	(6,388)
strike price $1,960.00, expires 10/28/16	35	(7,088)
strike price $2,000.00, expires 10/28/16	60	(18,900)
strike price $2,035.00, expires 10/28/16	40	(19,000)
strike price $2,040.00, expires 10/28/16	48	(24,240)
strike price $2,050.00, expires 10/28/16	35	(19,775)
strike price $2,060.00, expires 10/28/16	48	(30,720)
strike price $2,050.00, expires 10/31/16	35	(21,525)
strike price $1,970.00, expires 11/4/16	30	(10,650)
strike price $1,975.00, expires 11/4/16	80	(30,000)
strike price $2,020.00, expires 11/4/16	50	(29,250)
strike price $2,040.00, expires 11/4/16	55	(40,425)
strike price $1,980.00, expires 11/11/16	100	(67,500)
strike price $2,030.00, expires 11/11/16	50	(53,250)
strike price $2,050.00, expires 11/30/16	20	(37,600)
strike price $2,250.00, expires 11/30/16	5	(46,900)
strike price $2,060.00, expires 12/16/16	20	(53,600)
strike price $2,250.00, expires 12/16/16	5	(49,475)

		(729,862)

Total Options Written (premiums received—$12,753,884)		(13,175,120)

Total Investments, net of options written (cost—$257,485,214)—92.8%		256,427,634

Other assets less other liabilities—7.2%		19,905,645

Net Assets—100.0%		$276,333,279

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

188	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

AllianzGI U.S. Equity Hedged Fund

	Shares	Value
Exchange-Traded Funds—95.7%
SPDR S&P 500 (a) (cost—$5,175,024)	25,000	$5,407,500

	Contracts
Options Purchased (b)(c)—1.2%
Call Options—0.0%
S&P 500 Index,
strike price $2,400.00, expires 10/21/16	15	95
strike price $2,450.00, expires 10/21/16	15	65

		160

Put Options—1.2%
S&P 500 Index,
strike price $1,500.00, expires 10/7/16	5	75
strike price $2,075.00, expires 10/7/16	5	412
strike price $2,140.00, expires 10/7/16	5	2,875
strike price $1,550.00, expires 10/14/16	8	80
strike price $1,825.00, expires 10/14/16	15	225
strike price $2,130.00, expires 10/14/16	5	4,525
strike price $1,525.00, expires 10/21/16	9	68
strike price $2,130.00, expires 10/21/16	5	6,425
strike price $2,125.00, expires 10/28/16	5	7,775
strike price $1,825.00, expires 12/16/16	7	4,095
strike price $1,875.00, expires 12/30/16	5	5,400
strike price $1,750.00, expires 1/20/17	5	3,700
strike price $1,825.00, expires 3/31/17	2	4,830
strike price $1,875.00, expires 6/16/17	6	27,450

		67,935

Total Options Purchased (cost—$296,121)		68,095

Total Investments, before options written (cost—$5,471,145)—96.9%		5,475,595

Options Written (b)(c)—(0.6)%
Call Options—(0.3)%
S&P 500 Index,
strike price $2,200.00, expires 10/21/16	13	(8,255)
strike price $2,205.00, expires 10/21/16	12	(5,760)

		(14,015)

Put Options—(0.3)%
S&P 500 Index,
strike price $2,025.00, expires 10/7/16	10	(225)
strike price $2,080.00, expires 10/7/16	10	(925)
strike price $2,070.00, expires 10/14/16	10	(2,725)

	Contracts	Value
strike price $2,065.00, expires 10/21/16	10	$(4,450)
strike price $2,070.00, expires 10/28/16	10	(7,350)
strike price $1,450.00, expires 1/20/17	5	(863)

		(16,538)

Total Options Written (premiums received—$85,669)		(30,553)

Total Investments, net of options written (cost—$5,385,476)—96.3%		5,445,042

Other assets less other liabilities—3.7%		206,594

Net Assets—100.0%		$5,651,636

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

AllianzGI U.S. Small-Cap Growth Fund

	Shares	Value
Common Stock—98.6%
Air Freight & Logistics—1.0%
Air Transport Services Group, Inc. (a)	15,700	$225,295

Airlines—1.2%
Hawaiian Holdings, Inc. (a)	5,753	279,596

Auto Components—3.0%
Cooper-Standard Holding, Inc. (a)	2,513	248,284
Tenneco, Inc. (a)	5,139	299,449
Visteon Corp.	2,363	169,333

		717,066

Banks—2.0%
Ameris Bancorp	6,408	223,959
Banc of California, Inc.	14,741	257,378

		481,337

Beverages—1.6%
Cott Corp.	26,040	371,070

Biotechnology—6.6%
Alder Biopharmaceuticals, Inc. (a)	3,516	115,219
ARIAD Pharmaceuticals, Inc. (a)	11,469	157,011
Bluebird Bio, Inc. (a)	517	35,042
Cara Therapeutics, Inc. (a)	12,121	101,210
Flexion Therapeutics, Inc. (a)	8,667	169,353
Halozyme Therapeutics, Inc. (a)	8,865	107,089
Kite Pharma, Inc. (a)	1,825	101,945
Ligand Pharmaceuticals, Inc., Class B (a)	2,009	205,039
MacroGenics, Inc. (a)	3,584	107,197
Ophthotech Corp. (a)	2,262	104,346
Prothena Corp. PLC (a)	2,381	142,789
Repligen Corp. (a)	5,158	155,720
Ultragenyx Pharmaceutical, Inc. (a)	957	67,890

		1,569,850

Building Products—4.1%
American Woodmark Corp. (a)	3,608	290,696
Builders FirstSource, Inc. (a)	22,880	263,349
Gibraltar Industries, Inc. (a)	4,838	179,732
Patrick Industries, Inc. (a)	3,626	224,522

		958,299

Chemicals—1.5%
Koppers Holdings, Inc. (a)	7,200	231,696
Olin Corp.	6,284	128,948

		360,644

Communications Equipment—2.2%
Lumentum Holdings, Inc. (a)	6,468	270,168
Oclaro, Inc. (a)	29,500	252,225

		522,393

Construction & Engineering—5.1%
Comfort Systems USA, Inc.	4,735	138,783
Dycom Industries, Inc. (a)	4,579	374,471
Granite Construction, Inc.	7,756	385,783
MasTec, Inc. (a)	10,604	315,363

		1,214,400

Containers & Packaging—1.3%
Berry Plastics Group, Inc. (a)	7,076	310,283

Distributors—1.0%
Core-Mark Holding Co., Inc.	6,914	247,521

Diversified Consumer Services—0.7%
Bright Horizons Family Solutions, Inc. (a)	2,430	162,543

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	189

Schedule of Investments

September 30, 2016

	Shares	Value
Electronic Equipment, Instruments & Components—3.6%
Belden, Inc.	4,159	$286,930
Coherent, Inc. (a)	2,215	244,846
Itron, Inc. (a)	2,628	146,537
Rogers Corp. (a)	2,851	174,139

		852,452

Energy Equipment & Services—0.7%
Helix Energy Solutions Group, Inc. (a)	21,152	171,966

Food Products—1.3%
Amplify Snack Brands, Inc. (a)	19,267	312,125

Health Care Equipment & Supplies—6.8%
Cantel Medical Corp.	3,631	283,145
Cynosure, Inc., Class A (a)	5,508	280,578
Hill-Rom Holdings, Inc.	3,781	234,346
Inogen, Inc. (a)	4,483	268,532
Penumbra, Inc. (a)	1,598	121,432
Vascular Solutions, Inc. (a)	4,400	212,212
West Pharmaceutical Services, Inc.	2,798	208,451

		1,608,696

Health Care Providers & Services—2.3%
AMN Healthcare Services, Inc. (a)	6,085	193,929
Amsurg Corp. (a)	2,922	195,920
Teladoc, Inc. (a)	8,830	161,677

		551,526

Hotels, Restaurants & Leisure—5.3%
Buffalo Wild Wings, Inc. (a)	1,093	153,829
Churchill Downs, Inc.	2,028	296,798
ClubCorp Holdings, Inc.	10,717	155,075
Dave & Buster’s Entertainment, Inc. (a)	5,081	199,073
Jack in the Box, Inc.	3,035	291,178
Texas Roadhouse, Inc.	3,977	155,222

		1,251,175

Household Durables—6.1%
Cavco Industries, Inc. (a)	2,625	260,006
Installed Building Products, Inc. (a)	8,310	298,080
LGI Homes, Inc. (a)	10,068	370,905
Universal Electronics, Inc. (a)	3,882	289,054
William Lyon Homes, Class A (a)	12,099	224,436

		1,442,481

Insurance—1.8%
AMERISAFE, Inc.	3,751	220,484
National General Holdings Corp.	9,699	215,705

		436,189

Internet & Catalog Retail—0.4%
Etsy, Inc. (a)	6,228	88,936

Internet Software & Services—7.2%
Blucora, Inc. (a)	13,322	149,206
Cornerstone OnDemand, Inc. (a)	6,003	275,838
Envestnet, Inc. (a)	5,953	216,987
Five9, Inc. (a)	17,424	273,208
j2 Global, Inc.	3,314	220,746
LogMeIn, Inc.	2,968	268,278
WebMD Health Corp. (a)	3,907	194,178
Yelp, Inc. (a)	2,419	100,872

		1,699,313

IT Services—2.5%
EPAM Systems, Inc. (a)	2,534	175,632
Euronet Worldwide, Inc. (a)	2,364	193,446

	Shares	Value
Travelport Worldwide Ltd.	14,271	$214,493

		583,571

Life Sciences Tools & Services—2.6%
Cambrex Corp. (a)	4,095	182,064
NeoGenomics, Inc. (a)	23,115	190,005
PRA Health Sciences, Inc. (a)	4,200	237,342

		609,411

Machinery—3.0%
Harsco Corp.	19,597	194,598
John Bean Technologies Corp.	3,839	270,842
Woodward, Inc.	4,034	252,044

		717,484

Oil, Gas & Consumable Fuels—2.5%
Callon Petroleum Co. (a)	22,087	346,766
Sanchez Energy Corp. (a)	26,751	236,479

		583,245

Pharmaceuticals—1.8%
Pacira Pharmaceuticals, Inc. (a)	3,561	121,857
Supernus Pharmaceuticals, Inc. (a)	11,950	295,524

		417,381

Road & Rail—1.3%
Swift Transportation Co. (a)	13,769	295,620

Semiconductors & Semiconductor Equipment—7.0%
Cavium, Inc. (a)	5,500	320,100
Cirrus Logic, Inc. (a)	5,000	265,750
FormFactor, Inc. (a)	18,040	195,734
Inphi Corp. (a)	4,971	216,288
MaxLinear, Inc., Class A (a)	7,480	151,620
Mellanox Technologies Ltd. (a)	4,111	177,801
Microsemi Corp. (a)	7,995	335,630

		1,662,923

Software—9.2%
Callidus Software, Inc. (a)	13,177	241,798
Ellie Mae, Inc. (a)	3,129	329,484
Fair Isaac Corp.	2,223	276,964
Gigamon, Inc. (a)	5,116	280,357
Paycom Software, Inc. (a)	4,271	214,105
Paylocity Holding Corp. (a)	3,614	160,678
RealPage, Inc. (a)	8,974	230,632
Take-Two Interactive Software, Inc. (a)	9,502	428,350

		2,162,368

Technology Hardware, Storage & Peripherals—1.1%
Electronics For Imaging, Inc. (a)	5,167	252,770

Thrifts & Mortgage Finance—0.8%
Essent Group Ltd. (a)	6,718	178,766

Total Common Stock (cost—$19,136,418)		23,298,695

	Principal Amount (000s)	Value
Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $367,001; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $375,300 including accrued interest
(cost—$367,000)	$367	$367,000

Total Investments (cost—$19,503,418)—100.2%		23,665,695

Liabilities in excess of other assets—(0.2)%		(46,201)

Net Assets—100.0%		$23,619,494

Notes to Schedule of Investments:

(a) Non-income producing.

190	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2016

AllianzGI Ultra Micro Cap Fund

	Shares	Value
Common Stock—99.9%
Auto Components—1.1%
Motorcar Parts of America, Inc. (a)	17,639	$507,651

Banks—6.0%
Franklin Financial Network, Inc. (a)	21,159	791,347
Heritage Commerce Corp.	40,093	438,617
Pacific Continental Corp.	18,285	307,554
Park Sterling Corp.	50,150	407,218
Preferred Bank	14,869	531,567
Southwest Bancorp, Inc.	20,857	396,074

		2,872,377

Beverages—0.9%
Primo Water Corp. (a)	34,741	421,408

Biotechnology—10.0%
Adamas Pharmaceuticals, Inc. (a)	10,173	166,939
Advaxis, Inc. (a)	20,060	214,442
Agenus, Inc. (a)	35,204	252,765
Anthera Pharmaceuticals, Inc. (a)	51,728	162,943
Arrowhead Pharmaceuticals, Inc. (a)	25,845	189,961
BioSpecifics Technologies Corp. (a)	7,533	344,032
Cara Therapeutics, Inc. (a)	27,434	229,074
Concert Pharmaceuticals, Inc. (a)	18,801	190,078
Eagle Pharmaceuticals, Inc. (a)	5,787	405,090
Flexion Therapeutics, Inc. (a)	16,345	319,381
La Jolla Pharmaceutical Co. (a)	14,889	354,209
Lion Biotechnologies, Inc. (a)	22,319	183,686
Pfenex, Inc. (a)	22,941	205,322
Progenics Pharmaceuticals, Inc. (a)	23,958	151,654
Raptor Pharmaceutical Corp. (a)	36,700	329,199
Repligen Corp. (a)	19,544	590,033
Synergy Pharmaceuticals, Inc. (a)	50,285	277,070
Vanda Pharmaceuticals, Inc. (a)	14,225	236,704

		4,802,582

Building Products—1.6%
Patrick Industries, Inc. (a)	12,315	762,545

Chemicals—1.5%
American Vanguard Corp.	27,634	443,802
LSB Industries, Inc. (a)	29,395	252,209

		696,011

Communications Equipment—1.4%
Aerohive Networks, Inc. (a)	43,948	267,643
ShoreTel, Inc. (a)	50,019	400,152

		667,795

Construction & Engineering—4.3%
Argan, Inc.	9,885	585,093
IES Holdings, Inc. (a)	25,092	446,387
Layne Christensen Co. (a)	44,970	382,695
NV5 Global, Inc. (a)	20,086	648,978

		2,063,153

Construction Materials—1.0%
U.S. Concrete, Inc. (a)	10,511	484,189

Diversified Consumer Services—1.5%
Carriage Services, Inc.	30,762	727,521

Electrical Equipment—1.0%
LSI Industries, Inc.	44,810	503,216

	Shares	Value
Electronic Equipment, Instruments & Components—2.3%
ePlus, Inc. (a)	4,006	$378,206
Mesa Laboratories, Inc.	2,886	330,043
Radisys Corp. (a)	72,251	386,182

		1,094,431

Energy Equipment & Services—0.6%
Independence Contract Drilling, Inc. (a)	52,724	276,801

Food Products—1.2%
John B Sanfilippo & Son, Inc.	11,624	596,660

Health Care Equipment & Supplies—10.4%
AtriCure, Inc. (a)	22,391	354,226
AxoGen, Inc. (a)	33,981	306,848
GenMark Diagnostics, Inc. (a)	30,035	354,413
Inogen, Inc. (a)	11,445	685,555
Invuity, Inc. (a)	22,136	303,706
iRadimed Corp. (a)	18,769	318,885
LeMaitre Vascular, Inc.	42,072	834,708
RTI Surgical, Inc. (a)	75,258	235,558
SurModics, Inc. (a)	16,576	498,772
Trinity Biotech PLC ADR (a)	21,504	284,283
Vascular Solutions, Inc. (a)	16,985	819,187

		4,996,141

Health Care Providers & Services—5.5%
Aceto Corp.	21,811	414,191
BioTelemetry, Inc. (a)	43,999	817,061
Cross Country Healthcare, Inc. (a)	43,214	509,061
Providence Service Corp. (a)	11,720	569,944
RadNet, Inc. (a)	48,362	357,879

		2,668,136

Health Care Technology—1.0%
Vocera Communications, Inc. (a)	29,466	497,975

Hotels, Restaurants & Leisure—3.0%
Carrols Restaurant Group, Inc. (a)	51,668	682,534
Eldorado Resorts, Inc. (a)	33,407	469,702
Red Lion Hotels Corp. (a)	37,666	314,135

		1,466,371

Household Durables—2.7%
Century Communities, Inc. (a)	22,178	477,049
LGI Homes, Inc. (a)	22,502	828,974

		1,306,023

Household Products—0.6%
Orchids Paper Products Co.	11,402	310,477

Insurance—1.5%
Atlas Financial Holdings, Inc. (a)	24,862	392,074
Federated National Holding Co.	18,673	348,998

		741,072

Internet Software & Services—7.8%
Amber Road, Inc. (a)	54,227	523,291
Apigee Corp. (a)	31,306	544,724
Autobytel, Inc. (a)	37,784	672,555
Five9, Inc. (a)	45,943	720,386
GTT Communications, Inc. (a)	22,816	536,861
Reis, Inc.	13,346	273,059
Xactly Corp. (a)	32,504	478,459

		3,749,335

IT Services—3.6%
Hackett Group, Inc.	47,584	786,088
Information Services Group, Inc. (a)	70,603	281,706

	Shares	Value
NCI, Inc., Class A	25,653	$296,805
Planet Payment, Inc. (a)	99,532	369,264

		1,733,863

Leisure Equipment & Products—1.6%
Nautilus, Inc. (a)	33,711	765,914

Life Sciences Tools & Services—2.8%
Albany Molecular Research, Inc. (a)	39,409	650,643
NeoGenomics, Inc. (a)	86,007	706,977

		1,357,620

Machinery—2.0%
Dynamic Materials Corp.	37,170	396,232
Gencor Industries, Inc. (a)	22,415	268,532
NN, Inc.	16,302	297,512

		962,276

Media—1.6%
Entravision Communications Corp., Class A	64,429	491,594
Reading International, Inc., Class A (a)	20,675	276,011

		767,605

Metals & Mining—0.5%
Real Industry, Inc. (a)	41,851	256,128

Oil, Gas & Consumable Fuels—2.1%
Bill Barrett Corp. (a)	27,449	152,616
Evolution Petroleum Corp.	48,749	306,144
Ring Energy, Inc. (a)	48,538	531,491

		990,251

Pharmaceuticals—5.0%
ANI Pharmaceuticals, Inc. (a)	10,109	670,732
Heska Corp. (a)	11,431	622,189
Intersect ENT, Inc. (a)	15,875	251,460
Supernus Pharmaceuticals, Inc. (a)	15,195	375,773
Teligent, Inc. (a)	65,200	495,520

		2,415,674

Professional Services—0.9%
GP Strategies Corp. (a)	17,415	428,757

Road & Rail—1.0%
Celadon Group, Inc.	21,711	189,754
Covenant Transportation Group, Inc., Class A (a)	14,197	274,428

		464,182

Semiconductors & Semiconductor Equipment—4.9%
CEVA, Inc. (a)	15,878	556,841
FormFactor, Inc. (a)	37,474	406,593
GigPeak, Inc. (a)	183,984	432,362
Impinj, Inc. (a)	12,935	484,028
PDF Solutions, Inc. (a)	26,233	476,654

		2,356,478

Software—3.6%
Exa Corp. (a)	22,579	362,393
Model N, Inc. (a)	28,649	318,290
Park City Group, Inc. (a)	36,674	432,753
QAD, Inc., Class A	13,963	312,492
Telenav, Inc. (a)	53,983	309,323

		1,735,251

Specialty Retail—0.6%
Sportsman’s Warehouse Holdings, Inc. (a)	29,202	307,205

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	191

Schedule of Investments

September 30, 2016

	Shares	Value
Technology Hardware, Storage & Peripherals—1.3%
USA Technologies, Inc. (a)	109,741	$615,098

Thrifts & Mortgage Finance—0.6%
LendingTree, Inc. (a)	3,165	306,720

Wireless Telecommunication Services—0.9%
Boingo Wireless, Inc. (a)	43,269	444,805

Total Common Stock (cost—$33,763,709)		48,119,697

	Principal Amount (000s)
Repurchase Agreements—0.4%
State Street Bank and Trust Co., dated 9/30/16, 0.03%, due 10/3/16, proceeds $181,000; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $187,650 including accrued interest
(cost—$181,000)	$181	181,000

Total Investments (cost—$33,944,709)—100.3%		48,300,697

Liabilities in excess of other assets—(0.3)%		(141,325)

Net Assets—100.0%		$48,159,372

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

192	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	193

Statements of Assets and Liabilities

September 30, 2016

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Assets:
Investments, at value	$2,000,254	$2,396,495	$2,246,818	$1,536,039	$1,722,217
Investments in Affiliates, at value	46,424,373	48,338,615	54,634,083	44,813,824	37,813,149
Repurchase agreements, at value	173,000	335,000	815,000	1,299,000	531,000
Cash	610	556	416	23	112
Receivable for investments in Affiliates sold	10,260,487	13,599,817	11,169,247	7,320,287	6,418,057
Deposits with brokers for derivatives collateral	577,652	607,388	615,148	370,000	552,408
Dividends receivable from Affiliates	50,166	52,250	44,735	29,281	15,501
Receivable for Fund shares sold	4,289	6,748	6,318	14,003	11,736
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 5)	2,221	2,401	2,459	1,953	1,613
Receivable for variation margin on futures contracts	818	1,420	1,592	1,109	453
Receivable for investments sold	—	146,924	39,301	—	45,084
Dividends and interest receivable (net of foreign withholding taxes)	—	—	1	2	1
Receivable from Investment Manager	—	—	—	—	—
Prepaid expenses and other assets	—	—	—	—	—
Total Assets	59,493,870	65,487,614	69,575,118	55,385,521	47,111,331
Liabilities:
Payable for investments in Affiliates purchased	50,166	52,250	44,735	29,281	15,501
Payable for Fund shares redeemed	6,121,527	10,158,502	7,400,600	4,680,841	4,374,833
Payable for variation margin on futures contracts	10,089	9,582	12,697	9,642	10,897
Servicing fees payable	4,061	3,622	3,645	3,139	2,077
Administration fees payable	3,205	9,173	9,095	7,868	5,699
Trustees Deferred Compensation Plan payable (see Note 5)	2,221	2,401	2,459	1,953	1,613
Distribution fees payable	734	497	1,443	677	753
Investment management fees payable	—	162	—	5,771	5,461
Accrued expenses and other liabilities	—	—	—	—	—
Total Liabilities	6,192,003	10,236,189	7,474,674	4,739,172	4,416,834
Net Assets	$53,301,867	$55,251,425	$62,100,444	$50,646,349	$42,694,497

194	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation	AllianzGI Global Megatrends

$753,576	$707,248	$236,893	$2,637,890	$—	$7,987,496	$—
23,058,648	21,276,824	7,469,248	46,082,269	475,677,247	35,873,086	3,169,367
450,000	728,000	472,000	457,000	10,671,000	9,007,000	104,000
732	945	187	202	108	940	704
4,240,410	1,627,509	138,076	4,054,128	—	—	—
420,932	384,258	119,005	289,006	7,546,154	364,417	—
9,055	7,629	2,547	70,033	—	17,055	—
8,597	8,894	6,793	3,169	155,418	32,040	—
943	812	269	1,104	13,669	1,037	113
172	200	140	—	763,179	116,103	—
—	—	—	266,969	—	—	—
1	1	1	—	9	19,984	—
—	—	—	—	—	18,196	17,093
—	—	—	—	50,811	34,631	12,846
28,943,066	24,742,320	8,445,159	53,861,770	494,877,595	53,471,985	3,304,123

9,055	7,629	2,547	70,033	—	17,055	—
3,495,141	1,008,080	314,177	2,674,911	355,917	7,046	—
9,197	9,201	2,920	16,104	536,382	29,347	—
1,597	713	340	3,421	27,279	1,291	8
3,835	2,566	977	3,551	—	—	—
943	812	269	1,104	13,669	1,037	113
318	691	278	2,548	29,001	982	—
3,088	2,753	904	—	70,071	—	—
—	—	—	—	180,025	72,034	49,810
3,523,174	1,032,445	322,412	2,771,672	1,212,344	128,792	49,931
$25,419,892	$23,709,875	$8,122,747	$51,090,098	$493,665,251	$53,343,193	$3,254,192

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	195

Statements of Assets and Liabilities (cont’d)

September 30, 2016

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Net Assets Consist of:
Paid-in-capital	$52,581,919	$54,076,760	$60,556,322	$49,430,371	$41,035,843
Undistributed (dividends in excess of) net investment income	954,712	984,036	959,751	586,449	426,439
Accumulated net realized gain (loss)	(1,768,783)	(1,590,169)	(1,408,437)	(856,944)	(95,202)
Net unrealized appreciation (depreciation)	1,534,019	1,780,798	1,992,808	1,486,473	1,327,417
Net Assets	$53,301,867	$55,251,425	$62,100,444	$50,646,349	$42,694,497
Cost of Investments	$1,900,775	$2,282,384	$2,129,042	$1,450,175	$1,620,033
Cost of Investments in Affiliates	$44,980,562	$46,663,766	$52,747,946	$43,404,682	$36,577,472
Cost of Repurchase Agreements	$173,000	$335,000	$815,000	$1,299,000	$531,000
Net Assets:
Class A	$12,714,966	$6,662,478	$7,472,624	$9,172,843	$4,106,592
Class C	408,418	—	696,008	—	125,538
Class R	649,170	835,405	2,295,253	1,575,334	1,647,928
Class P	25,878,521	34,729,475	33,627,879	29,994,344	20,628,396
Institutional Class	—	—	—	—	—
Class R6	13,273,963	12,438,704	16,758,209	9,264,759	15,812,039
Administrative Class	376,829	585,363	1,250,471	639,069	374,004
Shares Issued and Outstanding:
Class A	662,385	393,021	371,059	518,516	200,178
Class C	21,379	—	34,874	—	6,167
Class R	33,789	49,448	114,117	89,385	80,908
Class P	1,333,441	2,037,296	1,646,033	1,682,954	996,343
Institutional Class	—	—	—	—	—
Class R6	683,027	728,853	818,261	518,782	761,872
Administrative Class	19,545	34,442	61,464	35,965	18,182
Net Asset Value and Redemption Price Per Share:*
Class A	$19.20	$16.95	$20.14	$17.69	$20.51
Class C	19.10	—	19.96	—	20.36
Class R	19.21	16.89	20.11	17.62	20.37
Class P	19.41	17.05	20.43	17.82	20.70
Institutional Class	—	—	—	—	—
Class R6	19.43	17.07	20.48	17.86	20.75
Administrative Class	19.28	17.00	20.34	17.77	20.57

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

196	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation	AllianzGI Global Megatrends

$24,102,732	$22,533,498	$7,803,866	$50,132,279	$470,527,892	$52,297,894	$3,302,674
233,639	244,362	57,579	120,369	147,609	203,766	(44,681)
169,654	257,112	(90,417)	(805,173)	(2,016,437)	(301,537)	39,013
913,867	674,903	351,719	1,642,623	25,006,187	1,143,070	(42,814)
$25,419,892	$23,709,875	$8,122,747	$51,090,098	$493,665,251	$53,343,193	$3,254,192
$701,006	$658,547	$218,307	$2,357,079	$—	$7,882,342	$—
$22,188,326	$20,641,621	$7,133,335	$44,704,353	$450,901,559	$34,923,557	$3,212,181
$450,000	$728,000	$472,000	$457,000	$10,671,000	$9,007,000	$104,000

$3,752,593	$1,632,566	$1,035,982	$10,140,415	$84,851,791	$5,198,016	$39,306
—	144,841	—	3,361,068	46,387,442	1,028,748	—
625,402	740,033	350,335	518,911	17,498	158,900	—
12,764,396	10,021,309	3,456,296	17,120,412	1,901,320	186,354	10,583
—	—	—	—	68,708,939	37,721,956	3,204,303
7,918,952	10,525,588	2,982,083	19,127,767	291,766,706	9,029,166	—
358,549	645,538	298,051	821,525	31,555	20,053	—

207,672	81,223	60,344	553,875	7,558,440	283,684	2,672
—	7,315	—	184,571	4,098,036	57,010	—
34,798	37,013	20,519	27,347	1,569	8,716	—
701,596	493,470	199,571	924,831	169,112	10,149	718
—	—	—	—	6,182,635	2,053,473	217,162
433,911	516,292	171,540	1,057,800	26,278,023	491,126	—
19,811	31,961	17,317	44,138	2,739	1,093	—

$18.07	$20.10	$17.17	$18.31	$11.23	$18.32	$14.71
—	19.80	—	18.21	11.32	18.05	—
17.97	19.99	17.07	18.97	11.15	18.23	—
18.19	20.31	17.32	18.51	11.24	18.36	14.74
—	—	—	—	11.11	18.37	14.76
18.25	20.39	17.38	18.08	11.10	18.38	—
18.10	20.20	17.21	18.61	11.52	18.35	—

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	197

Statements of Assets and Liabilities (cont’d)

September 30, 2016

	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI China Equity
Assets:
Investments, at value	$11,633,561	$579,864,593	$69,529,514	$93,204,991	$3,492,098
Repurchase agreements, at value	376,000	27,464,000	1,237,000	6,957,000	111,000
Cash	580	872	531	88	631
Foreign currency, at value	435,190	564,330	36,184	1,012	—
Unrealized appreciation of forward foreign currency contracts	176	5,689	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	16,598	997,109	286,423	113,765	6,064
Receivable for investments sold	724,268	—	4,063,369	—	—
Swap premiums paid	—	—	—	—	—
Unrealized appreciation of OTC swaps	—	—	—	—	—
Deposits with brokers for derivatives collateral	225,357	2,049,538	567,374	800,583	—
Receivable for Fund shares sold	—	378,818	—	210	195
Receivable from Investment Manager	58,479	—	27,543	3,279	13,033
Tax reclaims receivable	—	153,130	105,777	—	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 5)	316	14,009	2,366	3,178	202
Receivable for variation margin on futures contracts	—	164,631	147	88,800	—
Prepaid expenses and other assets	21,454	36,765	22,864	23,154	21,189
Total Assets	13,491,979	611,693,484	75,879,092	101,196,060	3,644,412
Liabilities:
Payable for investments purchased	—	9,750,580	2,605	—	—
Payable for Fund shares redeemed	928,761	35,631	4,621,473	47,124	65
Payable to custodian for cash overdraft	—	—	—	—	—
Payable to custodian for foreign currency overdraft	—	—	—	—	—
Payable for variation margin on futures contracts	11,090	27,348	—	—	—
Options written, at value	—	—	—	—	—
Investment management fees payable	—	103,013	—	—	—
Distribution fees payable	8	6	9	6	29
Servicing fees payable	5	7,453	6	12	284
Swap premiums received	—	—	—	—	—
Unrealized depreciation of forward foreign currency contracts	262	1,747	—	—	—
Unrealized depreciation of OTC swaps	—	—	—	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	316	14,009	2,366	3,178	202
Accrued expenses and other liabilities	65,713	179,529	91,164	70,845	55,617
Total Liabilities	1,006,155	10,119,316	4,717,623	121,165	56,197
Net Assets	$12,485,824	$601,574,168	$71,161,469	$101,074,895	$3,588,215

198	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Fundamental Strategy	AllianzGI Global Sustainability

$1,483,487,231	$42,549,329	$41,491,581	$12,914,357	$5,651,528	$13,737,741	$20,149,260
26,639,000	574,000	1,243,000	112,000	722,000	1,841,000	621,000
755,129	448	—	290	694	799	993
—	248,968	186,367	95,835	683	5,099	—
—	431	—	—	—	18,900	—
5,601,157	49,714	626,229	70,705	6,124	73,373	17,185
67,678,187	2,599,779	795,548	311,564	—	—	13,315
—	—	1,982	—	—	—	—
—	—	76,570	—	—	—	—
—	—	—	—	—	376,487	—
480,300	—	—	50	—	—	—
—	—	—	21,443	24,170	15,075	116
—	1,811	—	—	4,061	15,479	13,165
75,761	934	1,301	319	125	749	454
—	—	—	—	—	3,136	—
80,533	6,632	33,389	5,926	15,010	23,060	6,791
1,584,797,298	46,032,046	44,455,967	13,532,489	6,424,395	16,110,898	20,822,279

70,733,152	—	294,321	—	—	—	—
3,856,158	1,237,244	—	15	—	—	—
—	—	347,175	—	—	—	—
—	—	—	—	—	—	13,311
—	—	—	—	—	29,165	—
—	—	—	—	—	19,383	—
717,809	12,872	9,293	—	—	—	—
43,117	—	67	—	9	9	—
68,515	10	56	15	13	30	21
—	—	67,785	—	—	—	—
—	—	16,241	—	—	—	—
—	—	22,297	—	—	—	—
75,761	934	1,301	319	125	749	454
721,670	102,754	84,486	97,830	77,136	61,001	62,354
76,216,182	1,353,814	843,022	98,179	77,283	110,337	76,140
$1,508,581,116	$44,678,232	$43,612,945	$13,434,310	$6,347,112	$16,000,561	$20,746,139

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	199

Statements of Assets and Liabilities (cont’d)

September 30, 2016

	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI China Equity
Net Assets Consist of:
Paid-in-capital	$11,927,681	$559,466,107	$72,058,684	$96,432,310	$4,857,889
Undistributed (dividends in excess of) net investment income	226,653	10,360,867	2,476,977	1,288,269	83,607
Accumulated net realized gain (loss)	(785,849)	2,859,268	(2,392,776)	(309,949)	(1,443,504)
Net unrealized appreciation (depreciation)	1,117,339	28,887,926	(981,416)	3,664,265	90,223
Net Assets	$12,485,824	$601,574,168	$71,161,469	$101,074,895	$3,588,215
Cost of Investments	$10,517,277	$551,076,078	$70,504,828	$89,615,922	$3,401,876
Cost of Repurchase Agreements	$376,000	$27,464,000	$1,237,000	$6,957,000	$111,000
Cost of Foreign Currency	$423,010	$553,724	$36,161	$1,011	$—
Cost of Foreign Currency Overdraft due to Custodian	$—	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—	$—
Net Assets:
Class A	$11,043	$36,256,629	$12,148	$46,392	$1,340,780
Class C	13,582	10,210	15,398	10,343	47,350
Class R	—	—	—	—	—
Class P	9,983	2,851,423	9,647	54,418	14,469
Institutional Class	10,001	2,389,800	35,819	85,742	2,185,616
Class R6	12,441,215	560,066,106	71,088,457	100,878,000	—
Administrative Class	—	—	—	—	—
Shares Issued and Outstanding:
Class A	765	2,321,684	855	2,999	80,487
Class C	943	654	1,087	671	2,799
Class R	—	—	—	—	—
Class P	690	180,610	679	3,519	807
Institutional Class	692	152,397	2,519	5,536	130,098
Class R6	861,680	35,487,823	5,005,209	6,493,863	—
Administrative Class	—	—	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$14.44	$15.62	$14.21	$15.47	$16.66
Class C	14.40	15.61	14.16	15.42	16.91
Class R	—	—	—	—	—
Class P	14.47	15.79	14.21	15.46	17.94
Institutional Class	14.46	15.68	14.22	15.49	16.80
Class R6	14.44	15.78	14.20	15.53	—
Administrative Class	—	—	—	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

200	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Fundamental Strategy	AllianzGI Global Sustainability

$1,412,439,682	$41,767,016	$42,743,055	$13,554,369	$6,493,286	$15,681,063	$18,946,805
15,493,746	393,442	88,359	189,897	95,743	(381,832)	228,281
(89,178,556)	(2,801,090)	(1,351,301)	(1,305,928)	(132,963)	127,128	26,373
169,826,244	5,318,864	2,132,832	995,972	(108,954)	574,202	1,544,680
$1,508,581,116	$44,678,232	$43,612,945	$13,434,310	$6,347,112	$16,000,561	$20,746,139
$1,313,660,987	$37,225,614	$39,402,914	$11,905,883	$5,760,458	$13,168,788	$18,604,724
$26,639,000	$574,000	$1,243,000	$112,000	$722,000	$1,841,000	$621,000
$—	$248,682	$179,991	$94,848	$684	$5,101	$—
$—	$—	$—	$—	$—	$—	$13,333
$—	$—	$—	$—	$—	$32,367	$—

$259,711,207	$48,487	$174,680	$66,974	$49,759	$133,759	$125,544
67,423,830	—	108,959	—	14,622	13,888	—
1,144,886	—	—	—	—	—	—
88,899,874	—	10,819	—	9,846	11,207	10,698
1,089,973,601	44,629,745	43,318,487	13,367,336	6,272,885	15,841,707	20,609,897
—	—	—	—	—	—	—
1,427,718	—	—	—	—	—	—

8,373,315	3,565	11,733	4,421	3,475	8,794	7,948
2,161,936	—	7,285	—	1,027	912	—
36,972	—	—	—	—	—	—
2,882,312	—	726	—	685	731	673
35,432,890	3,262,865	2,911,474	873,432	437,298	1,031,159	1,294,794
—	—	—	—	—	—	—
46,116	—	—	—	—	—	—

$31.02	$13.60	$14.89	$15.15	$14.32	$15.21	$15.80
31.19	—	14.96	—	14.24	15.23	—
30.97	—	—	—	—	—	—
30.84	—	14.90	—	14.37	15.34	15.91
30.76	13.68	14.88	15.30	14.34	15.36	15.92
—	—	—	—	—	—	—
30.96	—	—	—	—	—	—

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	201

Statements of Assets and Liabilities (cont’d)

September 30, 2016

	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap
Assets:
Investments, at value	$500,781,166	$348,315,933	$28,184,881	$98,987,341	$34,785,033
Investments in Affiliates, at value	—	—	—	—	—
Repurchase agreements, at value	14,251,000	16,026,000	272,000	3,309,000	802,000
Cash	836	17	29	361	339
Foreign currency, at value	6	—	252	315,342	—
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	40,206	7,159,032	10,277	237,629	1,161
Receivable for investments sold	8,154,105	2,055,708	—	140,062	54,913
Deposits with brokers for derivatives collateral	—	—	—	—	—
Receivable for Fund shares sold	1,412,767	162,208	6,000	7,129	4,215
Receivable from Investment Manager	—	—	5,110	—	—
Tax reclaims receivable	719,977	—	4,039	96,968	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 5)	15,051	13,384	120	4,095	1,541
Receivable for variation margin on futures contracts	—	—	—	—	—
Prepaid expenses and other assets	41,455	44,772	10,699	28,874	11,625
Total Assets	525,416,569	373,777,054	28,493,407	103,126,801	35,660,827
Liabilities:
Payable for investments purchased	13,715	3,400,764	—	208	60,014
Payable for Fund shares redeemed	622,124	9,201,409	—	1,231,655	55,463
Payable for variation margin on futures contracts	—	—	—	—	—
Options written, at value	—	—	—	—	—
Investment management fees payable	397,335	144,956	—	53,250	22,979
Distribution fees payable	55,244	9,549	—	2,004	—
Servicing fees payable	66,003	15,200	30	3,432	685
Unrealized depreciation of forward foreign currency contracts	—	—	—	—	—
Unrealized depreciation of unfunded loan commitment	—	49,286	—	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	15,051	13,384	120	4,095	1,541
Accrued expenses and other liabilities	352,239	200,770	56,340	197,928	75,315
Total Liabilities	1,521,711	13,035,318	56,490	1,492,572	215,997
Net Assets	$523,894,858	$360,741,736	$28,436,917	$101,634,229	$35,444,830

202	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return

$1,234,279	$8,127,492	$13,836,937	$11,743,540	$43,758,397	$1,261,446,341	$244,425,754
2,295,749	—	—	—	—	—	—
119,000	569,000	—	186,000	579,000	78,639,000	25,177,000
709	387	16,981	808	66	5,193,497	765
10,157	199,633	1,559	12,501	4,935	—	—
—	27	12	1,866	—	—	—
3,513	18,768	28,868	38,642	145,162	22,101,033	1,195,706
—	118,049	129,746	208,784	103,338	337,629	34,582,727
54,174	—	—	—	—	—	2,932,890
—	—	750	192	—	4,353,105	663,531
20,057	58,444	20,118	31,390	—	—	—
8	—	8,804	13,405	32,570	—	—
154	306	894	519	1,692	37,183	4,934
443	—	—	—	—	—	—
7,228	7,497	21,274	27,972	10,093	92,780	21,600
3,745,471	9,099,603	14,065,943	12,265,619	44,635,253	1,372,200,568	309,004,907

—	206,561	—	178,569	138,513	31,379,383	18,199,113
—	—	9,333	64,554	—	6,179,448	1,021,041
1,259	—	—	—	—	—	—
—	—	—	—	—	—	13,175,120
—	—	—	—	9,930	518,307	95,084
49	70	3,248	573	150	26,721	7,646
54	366	1,919	1,722	106	72,640	21,675
—	—	—	744	—	—	—
—	—	—	—	—	—	—
154	306	894	519	1,692	37,183	4,934
57,883	129,560	78,858	68,797	74,509	468,227	147,015
59,399	336,863	94,252	315,478	224,900	38,681,909	32,671,628
$3,686,072	$8,762,740	$13,971,691	$11,950,141	$44,410,353	$1,333,518,659	$276,333,279

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	203

Statements of Assets and Liabilities (cont’d)

September 30, 2016

	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap
Net Assets Consist of:
Paid-in-capital	$441,272,810	$392,043,302	$27,841,223	$88,988,585	$27,834,769
Undistributed (dividends in excess of) net investment income	1,887,942	(1,472,825)	7,371	494,916	(309,678)
Accumulated net realized gain (loss)	(571,808)	(30,792,756)	(112,395)	(3,632,373)	220,185
Net unrealized appreciation (depreciation)	81,305,914	964,015	700,718	15,783,101	7,699,554
Net Assets	$523,894,858	$360,741,736	$28,436,917	$101,634,229	$35,444,830
Cost of Investments	$419,432,047	$347,302,632	$27,484,162	$83,203,429	$27,085,479
Cost of Investments in Affiliates	$—	$—	$—	$—	$—
Cost of Repurchase Agreements	$14,251,000	$16,026,000	$272,000	$3,309,000	$802,000
Cost of Foreign Currency	$6	$—	$252	$309,170	$—
Premiums Received for Options Written	$—	$—	$—	$—	$—
Net Assets:
Class A	$237,785,014	$58,003,885	$50,750	$13,524,450	$3,387,706
Class C	92,028,488	14,814,814	—	3,232,435	—
Class R	—	1,310,129	—	130,031	—
Class P	125,531,848	57,378,146	—	40,183,213	1,288,885
Institutional Class	68,549,508	227,148,800	28,386,167	29,030,577	30,768,239
Class R6	—	—	—	15,533,523	—
Administrative Class	—	2,085,962	—	—	—
Shares Issued and Outstanding:
Class A	16,440,216	6,348,931	3,100	391,200	229,980
Class C	6,621,870	1,624,223	—	95,683	—
Class R	—	148,998	—	3,816	—
Class P	8,634,304	6,516,821	—	1,159,217	87,110
Institutional Class	4,782,911	25,721,668	1,721,523	808,430	2,069,833
Class R6	—	—	—	432,246	—
Administrative Class	—	239,637	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$14.46	$9.14	$16.37	$34.57	$14.73
Class C	13.90	9.12	—	33.78	—
Class R	—	8.79	—	34.07	—
Class P	14.54	8.80	—	34.66	14.80
Institutional Class	14.33	8.83	16.49	35.91	14.87
Class R6	—	—	—	35.94	—
Administrative Class	—	8.70	—	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

204	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return

$4,268,230	$9,381,306	$16,230,416	$11,964,684	$50,994,027	$1,371,008,171	$269,634,143
33,708	102,930	20,229	272,895	92,014	(6,481,869)	1,429,106
(563,924)	(1,722,524)	(2,752,790)	(737,825)	(7,206,878)	(34,036,764)	6,327,610
(51,942)	1,001,028	473,836	450,387	531,190	3,029,121	(1,057,580)
$3,686,072	$8,762,740	$13,971,691	$11,950,141	$44,410,353	$1,333,518,659	$276,333,279
$1,071,578	$7,122,203	$13,363,118	$11,291,807	$43,225,917	$1,258,417,220	$245,062,098
$2,506,506	$—	$—	$—	$—	$—	$—
$119,000	$569,000	$—	$186,000	$579,000	$78,639,000	$25,177,000
$10,157	$199,228	$1,560	$12,411	$4,946	$—	$—
$—	$—	$—	$—	$—	$—	$12,753,884

$179,724	$2,141,367	$4,020,334	$7,397,720	$266,152	$226,148,562	$96,869,508
80,477	112,485	5,248,431	927,553	243,028	132,649,561	12,604,789
—	—	—	—	—	—	—
9,682	139,205	769,579	69,150	154,329	554,280,877	20,664,284
3,416,189	6,369,683	3,933,347	1,889,124	43,746,844	420,439,659	146,194,698
—	—	—	1,666,594	—	—	—
—	—	—	—	—	—	—

13,138	149,596	259,884	406,649	16,976	14,791,779	6,111,654
5,929	7,873	349,217	51,826	15,537	8,689,585	818,786
—	—	—	—	—	—	—
704	9,730	50,047	3,772	9,747	36,361,042	1,302,111
247,713	440,495	258,072	101,050	2,781,207	27,565,366	9,159,602
—	—	—	90,847	—	—	—
—	—	—	—	—	—	—

$13.68	$14.31	$15.47	$18.19	$15.68	$15.29	$15.85
13.57	14.29	15.03	17.90	15.64	15.27	15.39
—	—	—	—	—	—	—
13.75	14.31	15.38	18.33	15.83	15.24	15.87
13.79	14.46	15.24	18.69	15.73	15.25	15.96
—	—	—	18.35	—	—	—
—	—	—	—	—	—	—

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	205

Statements of Assets and Liabilities (cont’d)

September 30, 2016

	AllianzGI U.S. Equity Hedged	AllianzGI U.S. Small-Cap Growth	AllianzGI Ultra Micro Cap
Assets:
Investments, at value	$5,475,595	$23,298,695	$48,119,697
Repurchase agreements, at value	—	367,000	181,000
Cash	—	912	280
Dividends and interest receivable (net of foreign withholding taxes)	32,462	3,849	1,749
Receivable for investments sold	1,078,339	365	167,354
Deposits with brokers for derivatives collateral	39,237	—	—
Receivable for Fund shares sold	—	2,183	1,632
Receivable from Investment Manager	19,592	6,003	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 5)	425	1,191	2,857
Prepaid expenses and other assets	7,294	12,330	14,043
Total Assets	6,652,944	23,692,528	48,488,612
Liabilities:
Payable for Fund shares redeemed	—	3,019	167,293
Payable to custodian for cash overdraft	915,133	—	—
Options written, at value	30,553	—	—
Investment management fees payable	—	—	59,114
Distribution fees payable	167	334	—
Servicing fees payable	184	822	3,997
Trustees Deferred Compensation Plan payable (see Note 5)	425	1,191	2,857
Accrued expenses and other liabilities	54,846	67,668	95,979
Total Liabilities	1,001,308	73,034	329,240
Net Assets	$5,651,636	$23,619,494	$48,159,372
Net Assets Consist of:
Paid-in-capital	$6,298,099	$19,174,950	$31,498,692
Undistributed (dividends in excess of) net investment income	57,928	(182,801)	(705,202)
Accumulated net realized gain (loss)	(763,957)	465,068	3,009,894
Net unrealized appreciation	59,566	4,162,277	14,355,988
Net Assets	$5,651,636	$23,619,494	$48,159,372
Cost of Investments	$5,471,145	$19,136,418	$33,763,709
Cost of Repurchase Agreements	$—	$367,000	$181,000
Premiums Received for Options Written	$85,669	$—	$—

206	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

	AllianzGI U.S. Equity Hedged	AllianzGI U.S. Small-Cap Growth	AllianzGI Ultra Micro Cap
Net Assets:
Class A	$624,222	$3,430,382	$19,312,352
Class C	271,207	537,497	—
Class R	—	19,459	—
Class P	12,453	230,020	5,342,707
Institutional Class	4,743,754	19,402,136	23,504,313
Shares Issued and Outstanding:
Class A	38,527	251,869	883,685
Class C	17,400	41,649	—
Class R	—	1,451	—
Class P	770	16,627	241,924
Institutional Class	292,135	1,393,353	1,062,104
Net Asset Value and Redemption Price Per Share:*
Class A	$16.20	$13.62	$21.85
Class C	15.59	12.91	—
Class R	—	13.41	—
Class P	16.18	13.83	22.08
Institutional Class	16.24	13.92	22.13

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	207

Statements of Operations

Year ended September 30, 2016

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Investment Income:
Dividends from investments in Affiliates	$1,641,231	$1,710,465	$1,634,305	$1,031,805	$716,250
Dividends	90,860	107,101	98,656	68,741	64,588
Interest	457	506	529	453	394
Contribution from Investment Manager (see Note 6)	—	—	—	—	—
Miscellaneous	325	593	130	33	—
Total Investment Income	1,732,873	1,818,665	1,733,620	1,101,032	781,232
Expenses:
Investment management	28,844	31,300	32,486	25,683	21,526
Administration	106,228	110,878	110,743	93,433	66,602
Distribution — Class B†	—	—	—	—	—
Distribution — Class C	2,631	—	4,851	—	1,161
Distribution — Class R	1,885	2,002	5,045	4,008	3,655
Administrative servicing — Class P	—	—	—	—	—
Servicing — Class A	50,010	44,952	39,233	35,171	22,126
Servicing — Class B†	—	—	—	—	—
Servicing — Class C	877	—	1,617	—	387
Servicing — Class D†	188	—	178	—	72
Servicing — Class R	1,885	2,002	5,045	4,008	3,655
Distribution and/or servicing — Administrative Class	3,751	2,899	4,551	1,816	1,154
Sub-transfer agent — Class A	—	—	—	—	—
Sub-transfer agent — Class B†	—	—	—	—	—
Sub-transfer agent — Class C	—	—	—	—	—
Sub-transfer agent — Class D†	—	—	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	—	—	—	—	—
Sub-transfer agent — Administrative Class	—	—	—	—	—
Loan interest	1,008	1,123	797	811	691
Legal	322	342	344	275	221
Trustees	—	—	—	—	—
Custodian and accounting agent	—	—	—	—	—
Shareholder communications	—	—	—	—	—
Transfer agent	—	—	—	—	—
Insurance	—	—	—	—	—
Audit and tax services	—	—	—	—	—
Registration	—	—	—	—	—
Offering	—	—	—	—	—
Recoupment	—	—	—	—	3,189
Line of credit commitment	532	582	605	478	400
Miscellaneous	77	109	122	79	46
Total Expenses	198,238	196,189	205,617	165,762	124,885
Less: Fee Waiver/Reimbursement from Investment Manager	(32,315)	(30,952)	(36,348)	(14,422)	(8,197)
Net Expenses	165,923	165,237	169,269	151,340	116,688
Net Investment Income	1,566,950	1,653,428	1,564,351	949,692	664,544

208	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation	AllianzGI Global Megatrends

$376,787	$326,999	$98,206	$1,167,330	$4,094,722	$440,087	$10,150
30,068	26,619	7,626	78,985	303,972	85,110	—
287	260	102	184	2,992	90,997	2
—	—	—	—	—	—	3,508
—	—	—	487	1,752	30	—
407,142	353,878	105,934	1,246,986	4,403,438	616,224	13,660

12,581	10,930	3,389	13,248	2,964,174	249,367	—
43,715	29,284	9,698	44,885	—	—	—
—	—	—	—	587	—	—
—	1,085	—	21,688	372,596	8,192	—
1,351	1,674	693	657	43	406	—
—	—	—	—	—	—	86
18,067	6,957	2,935	16,447	221,028	9,985	46
—	—	—	—	196	—	—
—	362	—	7,229	124,199	2,731	—
—	67	—	299	748	26	—
1,351	1,674	693	657	43	406	—
903	1,573	628	242	72	49	—
—	—	—	—	43,704	690	16
—	—	—	—	220	—	—
—	—	—	—	35,449	400	—
—	—	—	—	226	13	—
—	—	—	—	—	222	—
—	—	—	—	71,286	—	2,001
—	—	—	—	—	4	—
414	283	50	166	—	—	—
132	111	38	134	74,192	18,800	12,469
—	—	—	—	45,357	3,826	346
—	—	—	—	82,320	73,888	40,409
—	—	—	—	56,170	23,638	11,495
—	—	—	—	74,963	14,483	4,300
—	—	—	—	10,620	5,263	4,884
—	—	—	—	47,226	30,968	33,670
—	—	—	—	115,072	90,013	32,800
—	—	—	—	—	—	27,973
1,694	—	526	—	6,638	—	—
234	203	63	228	4,581	381	33
9	7	3	7	18,723	7,308	2,223
80,451	54,210	18,716	105,887	4,370,433	541,059	172,751
(6,546)	(3,092)	(1,064)	(36,086)	(2,224,724)	(341,364)	(172,694)
73,905	51,118	17,652	69,801	2,145,709	199,695	57
333,237	302,760	88,282	1,177,185	2,257,729	416,529	13,603

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	209

Statements of Operations (cont’d)

Year ended September 30, 2016

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(28,069)	$(38,571)	$(5,313)	$(51,946)	$7,410
Investments in Affiliates	(737,911)	(766,707)	(1,108,531)	(858,888)	(651,853)
Futures contracts	395,430	405,481	419,362	446,954	440,800
Foreign currency transactions	(893)	(1,024)	(1,046)	(967)	(902)
Net capital gain distributions received from underlying Affiliated funds	296,178	398,905	499,662	497,521	560,749
Net capital gain distributions received from underlying funds	37,006	53,606	55,432	43,934	45,476
Net change in unrealized appreciation/depreciation of:
Investments	226,229	307,951	269,012	233,239	248,327
Investments in Affiliates	3,897,083	4,421,593	4,852,525	3,992,153	3,267,162
Futures contracts	(20,064)	(22,276)	(29,371)	(26,799)	(27,879)
Foreign currency transactions	—	—	—	—	—
Net realized and change in unrealized gain	4,064,989	4,758,958	4,951,732	4,275,201	3,889,290
Net Increase in Net Assets Resulting from Investment Operations	$5,631,939	$6,412,386	$6,516,083	$5,224,893	$4,553,834

†	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 12(d) in the Notes to Financial Statements.

210	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation	AllianzGI Global Megatrends

$4,764	$8,866	$(3,446)	$29,502	$1,508,350	$141,780	$—
(329,570)	(173,902)	(162,270)	(352,357)	1,174,665	(89,997)	(8,317)
345,329	311,246	103,644	155,320	(3,841,321)	(338,727)	—
(688)	(592)	(221)	(315)	501,158	10,749	—
339,301	304,818	90,130	189,616	769,578	102,707	213,579
25,126	27,484	8,378	163	—	—	—

136,582	113,377	33,380	239,130	957,512	124,539	—
2,032,160	1,608,377	561,093	1,400,028	30,083,526	1,218,251	190,534
(20,649)	(19,794)	(6,931)	(18,595)	(290,953)	65,500	—
—	—	—	—	(22,653)	2,022	—
2,532,355	2,179,880	623,757	1,642,492	30,839,862	1,236,824	395,796
$2,865,592	$2,482,640	$712,039	$2,819,677	$33,097,591	$1,653,353	$409,399

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	211

Statements of Operations (cont’d)

Year ended September 30, 2016

	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI China Equity
Investment Income:
Interest, net of foreign withholding taxes*	$152	$4,047	$461	$953	$2
Dividends, net of foreign withholding taxes*	284,893	13,272,605	2,709,156	1,989,896	156,104
Miscellaneous	416	3,381	408	—	15
Total Investment Income	285,461	13,280,033	2,710,025	1,990,849	156,121
Expenses:
Investment management	38,809	1,417,255	219,481	271,321	46,024
Distribution — Class C	37	32	39	32	403
Distribution — Class R	—	—	—	—	—
Administrative servicing — Class P	4	3,824	—	56	—
Servicing — Class A	11	87,289	11	26	3,392
Servicing — Class C	12	11	13	11	134
Servicing — Class D†	—	—	—	—	249
Servicing — Class R	—	—	—	—	—
Distribution and/or servicing — Administrative Class	—	—	—	—	—
Sub-transfer agent — Class A	—	18,427	—	—	2,267
Sub-transfer agent — Class C	—	—	—	—	—
Sub-transfer agent — Class D†	—	—	—	—	1,510
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	—	7	—	1,984	218
Sub-transfer agent — Administrative Class	—	—	—	—	—
Legal	18,454	61,195	21,121	26,919	8,375
Trustees	1,079	49,919	8,336	10,205	537
Audit and tax services	42,166	42,762	39,692	41,798	32,596
Registration	50,430	81,647	54,997	58,117	69,236
Custodian and accounting agent	178,494	581,084	325,879	89,850	85,563
Loan interest	—	—	417	—	—
Shareholder communications	15,234	47,838	19,071	22,489	11,908
Transfer agent	5,853	25,403	8,462	9,728	6,631
Offering	14,467	—	14,258	13,269	—
Excise tax	—	—	—	—	—
Insurance	5,012	9,214	6,013	6,630	5,061
Line of credit commitment	105	4,959	804	1,002	11
Miscellaneous	6,360	11,095	6,581	6,700	5,764
Total Expenses	376,527	2,441,961	725,175	560,137	279,879
Less: Fee Waiver/Reimbursement from Investment Manager	(318,110)	(416,958)	(394,405)	(195,811)	(214,942)
Net Expenses	58,417	2,025,003	330,770	364,326	64,937
Net Investment Income	227,044	11,255,030	2,379,255	1,626,523	91,184

212	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Convertible		AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Fundamental Strategy	AllianzGI Global Sustainability

$29,912,086		$189	$2,229,720	$27	$54	$315,382	$213
21,043,237		807,390	—	324,008	172,993	259,186	386,978
5,889,402	††	126	500	16	—	250	—
56,844,725		807,705	2,230,220	324,051	173,047	574,818	387,191

10,360,112		274,054	273,923	109,890	28,542	140,468	128,252
621,166		—	371	—	97	82	—
3,690		—	—	—	—	—	—
104,421		—	—	—	20	—	—
861,018		95	243	1,552	76	342	190
207,055		—	124	—	33	27	—
19,150		—	—	—	—	13	—
3,690		—	—	—	—	—	—
4,102		—	—	—	—	—	—
348,003		13,924	110	10,118	13	44	13,995
57,496		—	—	—	7	—	—
10,352		—	—	—	—	—	—
4,196		—	—	—	—	—	—
353,249		783	514	2,057	2,107	485	10
71		—	—	—	—	—	—
190,211		11,572	12,988	8,549	9,296	14,168	7,002
207,519		3,083	3,978	984	335	2,279	1,845
79,554		44,946	53,118	46,537	38,646	39,501	36,472
125,244		29,465	46,454	28,793	41,599	52,166	38,689
218,471		206,029	86,665	200,769	174,842	83,133	75,013
—		—	—	—	—	—	—
298,913		13,082	12,685	12,814	11,716	11,095	10,338
97,343		4,792	6,832	3,491	6,288	6,303	5,004
—		9,894	—	10,011	31,480	—	15,332
—		—	—	95	104	—	—
52,000		5,340	5,791	5,010	4,886	5,449	4,982
21,465		319	421	96	39	224	192
30,230		4,253	7,716	4,759	5,968	6,281	5,640
14,278,721		621,631	511,933	445,525	356,094	362,060	342,956
(3,265)		(257,727)	(162,697)	(305,798)	(321,812)	(173,764)	(190,206)
14,275,456		363,904	349,236	139,727	34,282	188,296	152,750
42,569,269		443,801	1,880,984	184,324	138,765	386,522	234,441

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	213

Statements of Operations (cont’d)

Year ended September 30, 2016

	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI China Equity
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(796,716)	$2,285,579	$(1,869,791)	$(910,254)	$(846,745)
Futures contracts	48,944	1,548,148	(162,019)	1,100,980	—
Options written	—	—	—	—	—
Swaps	—	—	—	—	—
Foreign currency transactions	(8,511)	32,957	2,419	1,681	566
Payments from Affiliates (See Note 13)	1,397	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	2,211,863	37,772,760	3,426,459	8,837,474	988,568
Investments in Affiliates	—	3,573	18,426	67,972	82,934
Futures contracts	(13,582)	106,738	147	99,753	—
Options written	—	—	—	—	—
Swaps	—	—	—	—	—
Foreign currency transactions	13,992	20,082	(4,266)	26	1
Net realized and change in unrealized gain	1,457,387	41,769,837	1,411,375	9,197,632	225,324
Net Increase in Net Assets Resulting from Investment Operations	$1,684,431	$53,024,867	$3,790,630	$10,824,155	$316,508
* Foreign withholding taxes	$40,847	$889,986	$266,876	$5,427	$6,449

†	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.
††	See Note 1(c) in the Notes to Financial Statements.

214	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Fundamental Strategy	AllianzGI Global Sustainability

$(73,490,377)	$(1,549,350)	$(456,942)	$(1,004,585)	$(148,066)	$(312,596)	$43,029
—	—	—	—	—	(97,314)	—
—	—	12,060	—	—	89,510	—
—	—	178,799	—	—	—	—
—	(4,343)	(5,403)	(30,955)	124,622	(61,881)	(2,401)
—	—	—	—	—	—	—

133,546,884	6,810,075	4,095,973	1,664,193	133,110	1,515,698	1,731,612
—	—	—	—	36,573	(56,075)	2,938
—	—	—	—	—	(13,459)	—
—	—	—	—	—	12,984	—
—	—	48,492	—	—	—	—
—	954	(6,864)	1,881	(12,153)	31,052	146
60,056,507	5,257,336	3,866,115	630,534	134,086	1,107,919	1,775,324
$102,625,776	$5,701,137	$5,747,099	$814,858	$272,851	$1,494,441	$2,009,765
$82,082	$85,444	$—	$32,292	$15,998	$28,560	$23,325

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	215

Statements of Operations (cont’d)

Year ended September 30, 2016

	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap
Investment Income:
Interest	$6,415	$23,907,144	$38	$491	$169
Dividends, net of foreign withholding taxes*	8,598,869	—	66,093	1,851,775	140,707
Dividends from investments in Affiliates	—	—	—	—	—
Miscellaneous	456	96,457	—	5,906	5,330
Total Investment Income	8,605,740	24,003,601	66,131	1,858,172	146,206
Expenses:
Investment management	3,941,565	1,652,242	30,994	1,091,639	493,096
Distribution — Class C	595,136	114,479	—	25,490	—
Distribution — Class R	—	3,016	—	288	—
Administrative servicing — Class P	100,715	41,532	—	—	1,575
Servicing — Class A	462,805	138,931	125	37,711	15,211
Servicing — Class C	198,379	38,160	—	8,497	—
Servicing — Class D†	9,911	10,770	—	1,298	—
Servicing — Class R	—	3,016	—	288	—
Distribution and/or servicing — Administrative Class	—	4,921	—	—	—
Sub-transfer agent — Class A	178,784	66,173	—	491	11,167
Sub-transfer agent — Class C	87,357	14,669	—	3,343	—
Sub-transfer agent — Class D†	3,714	6,033	—	—	—
Sub-transfer agent — Class R	—	2,687	—	260	—
Sub-transfer agent — Institutional Class	29,787	98,053	2,047	33,371	38,429
Sub-transfer agent — Administrative Class	—	3,967	—	—	—
Legal	62,323	46,807	8,417	19,786	11,042
Trustees	45,077	36,294	326	13,731	4,553
Audit and tax services	56,707	52,213	40,236	43,668	39,701
Registration	71,794	86,433	24,015	83,100	42,278
Custodian and accounting agent	211,701	84,799	73,640	243,431	73,030
Shareholder communications	256,594	83,393	8,276	27,853	15,177
Transfer agent	49,009	40,105	3,130	23,993	9,805
Offering	—	—	22,779	—	—
Excise tax	—	—	—	—	—
Recoupment	—	—	—	—	—
Insurance	12,904	13,389	4,885	7,493	6,000
Line of credit commitment	4,575	3,879	36	1,254	452
Miscellaneous	14,551	8,733	5,099	7,295	5,219
Total Expenses	6,393,388	2,654,694	224,005	1,674,280	766,735
Less: Fee Waiver/Reimbursement from Investment Manager	(1,010)	(174)	(187,039)	(258,942)	(153,921)
Net Expenses	6,392,378	2,654,520	36,966	1,415,338	612,814
Net Investment Income (Loss)	2,213,362	21,349,081	29,165	442,834	(466,608)

216	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return

$17	$32	$40	$67	$222	$57,721,975	$6,188
37,789	365,223	631,115	431,224	1,550,049	—	3,216,906
28,644	—	—	—	—	—	—
—	5	—	—	—	350,608	9
66,450	365,260	631,155	431,291	1,550,271	58,072,583	3,223,103

26,751	72,227	131,963	100,802	348,984	4,915,255	928,754
582	792	40,307	8,542	1,440	279,660	58,348
—	—	—	—	—	—	—
—	49	1,570	48	407	358,663	7,568
371	3,022	11,473	15,365	766	464,794	136,189
194	264	13,436	2,847	480	279,660	19,449
7	334	238	833	5	9,450	3,696
—	—	—	—	—	—	—
—	—	—	—	—	—	—
621	5,827	9,714	7,868	387	87,410	35,099
37	45	3,775	1,212	240	76,278	8,353
1,560	907	477	1,087	—	6,675	947
—	—	—	—	—	—	—
439	3,788	5,452	2,228	1,871	95,887	12,464
—	—	—	—	—	—	—
14,028	12,633	14,957	41,316	14,347	82,744	23,784
342	896	2,032	1,321	4,408	106,701	16,289
36,701	65,337	39,414	40,578	42,176	39,122	38,335
62,969	62,114	52,883	89,661	61,211	138,244	78,683
89,961	309,716	99,440	152,075	128,209	136,769	142,037
10,893	12,305	12,460	24,211	12,132	145,943	52,072
6,185	6,098	11,696	9,301	7,866	90,475	36,878
—	—	—	—	—	—	—
—	177	—	—	—	—	1,054
—	—	—	—	—	5,341	22,134
4,966	5,122	5,960	5,341	6,159	21,778	6,497
41	91	202	143	498	11,225	1,604
5,671	9,649	5,667	7,116	5,766	10,519	6,525
262,319	571,393	463,116	511,895	637,352	7,362,593	1,636,759
(239,709)	(473,551)	(244,971)	(359,726)	(230,434)	(6,445)	(17,527)
22,610	97,842	218,145	152,169	406,918	7,356,148	1,619,232
43,840	267,418	413,010	279,122	1,143,353	50,716,435	1,603,871

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	217

Statements of Operations (cont’d)

Year ended September 30, 2016

	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$3,781,852	$(20,425,942)	$(101,123)	$(2,630,626)	$2,502,822
Investments in Affiliates	—	—	—	—	—
Futures contracts	—	—	—	—	—
Options written	—	—	—	—	—
Foreign currency transactions	(320,968)	—	(21,615)	(61,082)	—
Payments from Affiliates (See Note 13)	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	73,347,992	32,184,183	906,946	8,247,148	1,986,740
Investments in Affiliates	19,121	—	(21,782)	(2,587,173)	(224,627)
Futures contracts	—	—	—	—	—
Options written	—	—	—	—	—
Unfunded loan commitment	—	(49,286)	—	—	—
Foreign currency transactions	(4,980)	—	75	14,802	—
Net realized and change in unrealized gain	76,823,017	11,708,955	762,501	2,983,069	4,264,935
Net Increase in Net Assets Resulting from Investment Operations	$79,036,379	$33,058,036	$791,666	$3,425,903	$3,798,327
* Foreign withholding taxes	$710,513	$—	$7,526	$174,244	$—

†	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.

218	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return

$58,984	$(1,198,458)	$(2,355,176)	$(716,725)	$(5,911,645)	$(15,926,496)	$10,599,432
(363,430)	—	—	—	—	—	—
(58,736)	—	—	—	—	—	—
—	—	—	—	—	—	(4,658,068)
344	(10,284)	(6,576)	(17,088)	(16,928)	—	—
—	244	—	—	—	—	—

111,877	2,331,316	3,130,120	1,307,038	6,191,351	43,895,976	3,618,485
499,172	—	—	12,885	38,897	—	—
(554)	—	—	—	—	—	—
—	—	—	—	—	—	(3,214,385)
—	—	—	—	—	—	—
786	3,282	1,690	2,699	912	—	—
248,443	1,126,100	770,058	588,809	302,587	27,969,480	6,345,464
$292,283	$1,393,518	$1,183,068	$867,931	$1,445,940	$78,685,915	$7,949,335
$1,258	$39,089	$38,408	$38,388	$146,517	$—	$—

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	219

Statements of Operations (cont’d)

Year ended September 30, 2016

	AllianzGI U.S. Equity Hedged	AllianzGI U.S. Small-Cap Growth	AllianzGI Ultra Micro Cap
Investment Income:
Interest	$60	$133	$150
Dividends, net of foreign withholding taxes*	152,008	129,082	265,597
Miscellaneous	—	700	5,268
Total Investment Income	152,068	129,915	271,015
Expenses:
Investment management	62,121	225,172	965,010
Distribution — Class C	2,197	4,170	—
Distribution — Class R	—	47	—
Administrative servicing — Class P	—	190	6,217
Servicing — Class A	2,017	7,804	70,606
Servicing — Class C	732	1,390	—
Servicing — Class D†	93	33	—
Servicing — Class R	—	47	—
Sub-transfer agent — Class A	1,990	742	42,459
Sub-transfer agent — Class C	179	798	—
Sub-transfer agent — Class D†	1,599	5	—
Sub-transfer agent — Class R	—	9	—
Sub-transfer agent — Institutional Class	4,484	17,176	22,777
Legal	13,736	14,423	15,106
Trustees	1,214	3,100	7,760
Audit and tax services	33,131	33,386	39,736
Registration	59,569	71,878	43,777
Custodian and accounting agent	73,936	82,948	74,529
Shareholder communications	10,746	12,783	22,668
Transfer agent	6,581	12,600	14,249
Insurance	5,264	5,908	7,338
Line of credit commitment	98	321	779
Miscellaneous	4,186	6,917	5,618
Total Expenses	283,873	501,847	1,338,629
Less: Fee Waiver/Reimbursement from Investment Manager	(189,981)	(206,423)	—
Net Expenses	93,892	295,424	1,338,629
Net Investment Income (Loss)	58,176	(165,509)	(1,067,614)

220	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

	AllianzGI U.S. Equity Hedged	AllianzGI U.S. Small-Cap Growth	AllianzGI Ultra Micro Cap
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(1,501,165)	$1,024,453	$4,921,545
Options written	663,144	—	—
Payments from Affiliates (See Note 13)	254	—	—
Net change in unrealized appreciation/depreciation of:
Investments	1,115,470	(53,519)	(2,310,398)
Options written	36,796	—	—
Net realized and change in unrealized gain	314,499	970,934	2,611,147
Net Increase in Net Assets Resulting from Investment Operations	$372,675	$805,425	$1,543,533
* Foreign withholding taxes	$—	$596	$—

†	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	221

Statements of Changes in Net Assets

	AllianzGI Retirement 2020			AllianzGI Retirement 2025

	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$1,566,950	$1,638,493	$1,176,208	$1,653,428	$1,738,604	$1,286,786
Net realized gain (loss)	(38,259)	(921,678)	675,957	51,690	(684,686)	434,739
Net change in unrealized appreciation/depreciation	4,103,248	(4,052,170)	93,961	4,707,268	(4,582,223)	622,984
Net increase (decrease) in net assets resulting from investment operations	5,631,939	(3,335,355)	1,946,126	6,412,386	(3,528,305)	2,344,509
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(595,528)	(975,546)	(376,596)	(563,042)	(914,877)	(426,739)
Class C	(7,610)	(8,972)	(4,276)	—	—	—
Class D††	—	(6,522)	(5,007)	—	—	—
Class R	(20,395)	(25,688)	(14,740)	(22,099)	(24,873)	(18,248)
Class P	(797,874)	(470,625)	(154,714)	(1,080,525)	(545,013)	(80,183)
Class R6	(436,891)	(174,103)	(160,647)	(382,398)	(172,571)	(108,975)
Administrative Class	(59,872)	(209,026)	(138,300)	(40,396)	(348,778)	(200,811)
Net realized capital gains:
Class A	—	(146,610)	—	—	(22,737)	—
Class C	—	(1,862)	—	—	—	—
Class D††	—	(1,127)	—	—	—	—
Class R	—	(4,651)	—	—	(900)	—
Class P	—	(74,443)	—	—	(24,035)	—
Class R6	—	(27,165)	—	—	(5,265)	—
Administrative Class	—	(25,385)	—	—	(1,091)	—
Total dividends and distributions to shareholders	(1,918,170)	(2,151,725)	(854,280)	(2,088,460)	(2,060,140)	(834,956)
Fund Share Transactions:
Net proceeds from the sale of shares	11,998,663	27,570,071	39,564,146	13,883,221	30,583,994	41,120,713
Issued in reinvestment of dividends and distributions	1,917,422	2,151,079	854,232	2,064,577	2,050,920	829,680
Cost of shares redeemed	(31,476,088)	(19,672,832)	(12,114,831)	(33,447,703)	(23,726,600)	(12,163,443)
Net increase (decrease) from Fund share transactions	(17,560,003)	10,048,318	28,303,547	(17,499,905)	8,908,314	29,786,950
Total increase (decrease) in net assets	(13,846,234)	4,561,238	29,395,393	(13,175,979)	3,319,869	31,296,503
Net Assets:
Beginning of period	67,148,101	62,586,863	33,191,470	68,427,404	65,107,535	33,811,032
End of period*	$53,301,867	$67,148,101	$62,586,863	$55,251,425	$68,427,404	$65,107,535
* Including undistributed net investment income of:	$954,712	$1,144,360	$1,061,834	$984,036	$1,212,132	$1,154,172

†	Fiscal year end changed from November 30th to September 30th.
††	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.

222	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2030			AllianzGI Retirement 2035

Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$1,564,351	$1,737,521	$1,406,560	$949,692	$1,379,907	$1,097,824
(140,434)	(302,259)	1,199,068	76,608	(179,543)	910,969
5,092,166	(5,612,480)	(86,428)	4,198,593	(4,700,192)	179,591
6,516,083	(4,177,218)	2,519,200	5,224,893	(3,499,828)	2,188,384

(446,854)	(832,147)	(428,196)	(341,963)	(673,897)	(300,338)
(13,670)	(15,900)	(10,033)	—	—	—
—	(19,313)	(13,222)	—	—	—
(55,314)	(39,434)	(21,599)	(36,323)	(32,189)	(16,445)
(940,472)	(652,591)	(184,881)	(810,229)	(594,957)	(113,126)
(429,074)	(313,706)	(258,616)	(184,982)	(131,271)	(137,282)
(56,360)	(314,079)	(200,325)	(19,510)	(380,167)	(224,389)

—	(331,110)	—	—	(230,108)	—
—	(8,783)	—	—	—	—
—	(8,104)	—	—	—	—
—	(18,094)	—	—	(13,559)	—
—	(259,373)	—	—	(211,133)	—
—	(119,329)	—	—	(42,475)	—
—	(111,866)	—	—	(108,510)	—
(1,941,744)	(3,043,829)	(1,116,872)	(1,393,007)	(2,418,266)	(791,580)

16,200,938	31,288,695	38,677,395	11,823,510	25,676,859	29,581,674
1,917,937	3,027,120	1,113,004	1,371,559	2,410,670	788,966
(29,171,828)	(22,821,170)	(17,086,760)	(20,805,948)	(21,426,137)	(7,595,095)
(11,052,953)	11,494,645	22,703,639	(7,610,879)	6,661,392	22,775,545
(6,478,614)	4,273,598	24,105,967	(3,778,993)	743,298	24,172,349

68,579,058	64,305,460	40,199,493	54,425,342	53,682,044	29,509,695
$62,100,444	$68,579,058	$64,305,460	$50,646,349	$54,425,342	$53,682,044
$959,751	$1,123,325	$1,202,112	$586,449	$828,736	$928,003

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	223

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2040			AllianzGI Retirement 2045

	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$664,544	$1,084,967	$955,485	$333,237	$655,347	$517,862
Net realized gain	401,680	401,292	1,285,907	384,262	295,334	526,086
Net change in unrealized appreciation/depreciation	3,487,610	(4,634,401)	(213,031)	2,148,093	(2,667,654)	187,541
Net increase (decrease) in net assets resulting from investment operations	4,553,834	(3,148,142)	2,028,361	2,865,592	(1,716,973)	1,231,489
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(164,686)	(634,069)	(299,358)	(132,040)	(374,869)	(181,709)
Class C	(2,949)	(6,919)	(4,849)	—	—	—
Class D††	—	(7,206)	(4,271)	—	—	—
Class R	(26,667)	(45,420)	(22,265)	(9,256)	(15,439)	(6,954)
Class P	(439,848)	(448,321)	(113,845)	(263,806)	(369,860)	(56,921)
Class R6	(319,410)	(349,785)	(262,190)	(99,028)	(195,527)	(115,794)
Administrative Class	(11,823)	(197,536)	(116,327)	(8,009)	(65,945)	(36,633)
Net realized capital gains:
Class A	(10,892)	(446,070)	(10,167)	(16,362)	(186,524)	(14,940)
Class C	(265)	(6,717)	(190)	—	—	—
Class D††	—	(5,463)	(119)	—	—	—
Class R	(1,774)	(35,800)	(827)	(1,228)	(8,330)	(658)
Class P	(22,364)	(315,901)	(7,225)	(26,141)	(175,114)	(13,700)
Class R6	(15,802)	(233,223)	(4,534)	(9,548)	(75,283)	(8,805)
Administrative Class	(667)	(125,082)	(3,144)	(880)	(25,861)	(2,638)
Total dividends and distributions to shareholders	(1,017,147)	(2,857,512)	(849,311)	(566,298)	(1,492,752)	(438,752)
Fund Share Transactions:
Net proceeds from the sale of shares	12,003,864	21,606,309	27,176,932	9,554,648	9,992,490	15,099,268
Issued in reinvestment of dividends and distributions	1,011,803	2,846,543	847,385	565,752	1,492,002	438,561
Cost of shares redeemed	(18,642,360)	(17,205,912)	(12,583,051)	(12,044,535)	(9,792,388)	(2,852,267)
Net increase (decrease) from Fund share transactions	(5,626,693)	7,246,940	15,441,266	(1,924,135)	1,692,104	12,685,562
Total increase (decrease) in net assets	(2,090,006)	1,241,286	16,620,316	375,159	(1,517,621)	13,478,299
Net Assets:
Beginning of period	44,784,503	43,543,217	26,922,901	25,044,733	26,562,354	13,084,055
End of period*	$42,694,497	$44,784,503	$43,543,217	$25,419,892	$25,044,733	$26,562,354
* Including undistributed net investment income of:	$426,439	$522,318	$768,584	$233,639	$300,931	$432,237

†	Fiscal year end changed from November 30th to September 30th.
††	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.

224	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2050			AllianzGI Retirement 2055

Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$302,760	$521,500	$439,654	$88,282	$184,630	$156,879
477,920	630,380	746,452	36,215	89,805	245,428
1,701,960	(2,771,030)	(183,686)	587,542	(833,021)	(84,342)
2,482,640	(1,619,150)	1,002,420	712,039	(558,586)	317,965

(29,146)	(192,203)	(68,062)	(18,484)	(44,641)	(13,942)
(1,452)	(4,538)	(2,510)	—	—	—
—	(8,207)	(8,335)	—	—	—
(7,962)	(21,154)	(10,670)	(3,771)	(5,428)	(1,668)
(150,657)	(271,151)	(37,456)	(40,910)	(44,972)	(6,547)
(159,817)	(324,615)	(245,688)	(59,101)	(210,081)	(118,426)
(10,166)	(47,447)	(30,843)	(4,367)	(14,788)	(5,836)

(45,712)	(154,624)	(25,014)	(14,741)	(36,217)	(7,419)
(3,074)	(4,532)	(823)	—	—	—
—	(7,083)	(1,745)	—	—	—
(12,276)	(18,900)	(3,662)	(3,317)	(4,945)	(1,123)
(152,187)	(209,825)	(33,116)	(26,664)	(36,974)	(9,316)
(158,510)	(236,822)	(51,300)	(37,888)	(142,903)	(51,679)
(11,725)	(35,354)	(6,978)	(3,167)	(10,083)	(3,149)
(742,684)	(1,536,455)	(526,202)	(212,410)	(551,032)	(219,105)

8,337,155	11,632,283	12,294,801	4,981,130	2,991,547	2,861,581
741,136	1,534,008	525,997	210,850	550,121	219,099
(9,397,563)	(9,209,423)	(5,298,045)	(3,754,195)	(4,132,446)	(349,327)
(319,272)	3,956,868	7,522,753	1,437,785	(590,778)	2,731,353
1,420,684	801,263	7,998,971	1,937,414	(1,700,396)	2,830,213

22,289,191	21,487,928	13,488,957	6,185,333	7,885,729	5,055,516
$23,709,875	$22,289,191	$21,487,928	$8,122,747	$6,185,333	$7,885,729
$244,362	$207,166	$353,260	$57,579	$69,080	$130,574

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	225

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement Income			AllianzGI Global Allocation

	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$1,177,185	$721,278	$677,809	$2,257,729	$3,923,737	$4,997,925
Net realized gain (loss)	21,929	219,701	855,090	112,430	13,160,579	11,590,534
Net change in unrealized appreciation/depreciation	1,620,563	(2,015,262)	(257,664)	30,727,432	(28,787,961)	(7,044,237)
Net increase (decrease) in net assets resulting from investment operations	2,819,677	(1,074,283)	1,275,235	33,097,591	(11,703,645)	9,544,222
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(296,174)	(229,357)	(99,066)	(467,965)	(2,191,344)	(1,515,468)
Class B††	—	—	—	—	(40,114)	(31,583)
Class C	(98,276)	(108,273)	(45,087)	(178,791)	(1,660,051)	(941,983)
Class D††	—	(34,792)	(16,960)	—	(80,836)	(34,957)
Class R	(10,524)	(7,047)	(2,510)	(82)	(588)	(351)
Class P	(361,607)	(222,776)	(151,273)	(15,338)	(75,642)	(48,927)
Institutional Class	—	—	—	(492,766)	(2,881,753)	(1,801,068)
Class R6	(515,328)	(336,276)	(215,784)	(1,905,490)	(32)	—
Administrative Class	(5,406)	(35,047)	(37,092)	(144)	(844)	(588)
Net realized capital gains:
Class A	(20,804)	(162,477)	—	(3,168,468)	(757,431)	—
Class B††	—	—	—	—	(18,442)	—
Class C	(12,996)	(102,280)	—	(1,840,892)	(713,482)	—
Class D††	—	(25,760)	—	—	(26,564)	—
Class R	(914)	(5,439)	—	(595)	(207)	—
Class P	(22,536)	(135,649)	—	(94,329)	(23,716)	—
Institutional Class	—	—	—	(2,766,629)	(890,375)	—
Class R6	(32,297)	(230,655)	—	(3,407,957)	—	—
Administrative Class	(101)	(48,843)	—	(936)	(284)	—
Total dividends and distributions to shareholders	(1,376,963)	(1,684,671)	(567,772)	(14,340,382)	(9,361,705)	(4,374,925)
Fund Share Transactions:
Net proceeds from the sale of shares	11,341,857	7,271,909	13,555,798	255,847,490	152,610,369	27,705,749
Issued in reorganization	25,393,128	—	—	—	—	—
Issued in reinvestment of dividends and distributions	1,370,323	1,683,901	567,659	12,131,894	8,452,473	3,945,498
Cost of shares redeemed	(12,159,806)	(11,875,567)	(11,773,274)	(103,374,685)	(38,678,589)	(40,895,649)
Net increase (decrease) from Fund share transactions	25,945,502	(2,919,757)	2,350,183	164,604,699	122,384,253	(9,244,402)
Total increase (decrease) in net assets	27,388,216	(5,678,711)	3,057,646	183,361,908	101,318,903	(4,075,105)
Net Assets:
Beginning of period	23,701,882	29,380,593	26,322,947	310,303,343	208,984,440	213,059,545
End of period*	$51,090,098	$23,701,882	$29,380,593	$493,665,251	$310,303,343	$208,984,440
* Including undistributed (dividends in excess of) net investment income of:	$120,369	$103,613	$198,304	$147,609	$20,428	$1,481,521

†	Fiscal year end changed from November 30th to September 30th.
††	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 12(d) in the Notes to Financial Statements.
**	Commencement of operations.

226	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Global Dynamic Allocation			AllianzGI Global Megatrends

Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 9/30/2016	Period from 2/2/2015** through 9/30/2015†

$416,529	$137,104	$124,498	$13,603	$2,023
(173,488)	458,629	609,442	205,262	—
1,410,312	(1,011,494)	(515,792)	190,534	(233,348)
1,653,353	(415,761)	218,148	409,399	(231,325)

(35,715)	(37,530)	(36,024)	(226)	—
—	—	—	—	—
(299)	(40,272)	(26,791)	—	—
—	(4,316)	(10,657)	—	—
(1,110)	(5,287)	(3,112)	—	—
(587)	(1,681)	(1,171)	(582)	—
(306,026)	(134,390)	(92,056)	(59,505)	—
—	—	—	—	—
(150)	(994)	(523)	—	—

(44,679)	(97,298)	(155,116)	(1,962)	—
—	—	—	—	—
(17,578)	(129,766)	(163,735)	—	—
—	(11,929)	(44,224)	—	—
(2,463)	(14,250)	(13,397)	—	—
(823)	(4,085)	(4,798)	(541)	—
(333,608)	(319,043)	(378,173)	(163,746)	—
—	—	—	—	—
(298)	(2,462)	(2,270)	—	—
(743,336)	(803,303)	(932,047)	(226,562)	—

59,468,302	3,126,765	898,223	62,726	28,000
—	—	—	—	—
739,603	803,301	930,946	226,562	—
(15,310,215)	(1,315,150)	(1,655,346)	(30,027)	(4,581)
44,897,690	2,614,916	173,823	259,261	23,419
45,807,707	1,395,852	(540,076)	442,098	(207,906)

7,535,486	6,139,634	6,679,710	2,812,094	3,020,000
$53,343,193	$7,535,486	$6,139,634	$3,254,192	$2,812,094
$203,766	$37,778	$81,738	$(44,681)	$2,029

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	227

Statements of Changes in Net Assets (cont’d)

	AllianzGI Best Styles Emerging Markets Equity		AllianzGI Best Styles Global Equity

	Year ended 9/30/2016	Period from 12/9/2014** through 9/30/2015†	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Period from 12/2/2013** through 11/30/2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$227,044	$136,892	$11,255,030	$2,087,928	$785,022
Net realized gain (loss)	(754,886)	140,487	3,866,684	(935,466)	843,623
Net change in unrealized appreciation/depreciation	2,212,273	(1,094,934)	37,903,153	(11,232,461)	2,253,182
Net increase (decrease) in net assets resulting from investment operations	1,684,431	(817,555)	53,024,867	(10,079,999)	3,881,827
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(352,595)	(265)	—
Class C	—	—	—	—	—
Class D††	—	—	—	—	—
Class P	(112)	(2)	(19,413)	—	—
Institutional Class	(131)	(3)	(6,010)	(273)	—
Class R6	(146,646)	(1,617)	(2,676,511)	(813,579)	—
Net realized capital gains:
Class A	—	—	—	(346)	—
Class C	—	—	—	—	—
Class D††	—	—	—	—	—
Class P	(290)	—	—	(1,116)	—
Institutional Class	(175)	—	—	(305)	—
Class R6	(159,787)	—	—	(848,874)	—
Total dividends and distributions to shareholders	(307,141)	(1,622)	(3,054,529)	(1,664,758)	—
Fund Share Transactions:
Net proceeds from the sale of shares	8,341,700	580,298	346,693,541	291,007,784	36,454,373
Issued in reinvestment of dividends and distributions	307,141	1,622	2,700,966	1,664,758	—
Cost of shares redeemed	(2,302,292)	(20,758)	(84,811,079)	(27,349,523)	(11,914,060)
Net increase (decrease) from Fund share transactions	6,346,549	561,162	264,583,428	265,323,019	24,540,313
Total increase (decrease) in net assets	7,723,839	(258,015)	314,553,766	253,578,262	28,422,140
Net Assets:
Beginning of period	4,761,985	5,020,000	287,020,402	33,442,140	5,020,000
End of period*	$12,485,824	$4,761,985	$601,574,168	$287,020,402	$33,442,140
* Including undistributed net investment income of:	$226,653	$132,728	$10,360,867	$1,928,740	$771,361

†	Fiscal year end changed from November 30th to September 30th.
††	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.
**	Commencement of operations.

228	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles International Equity		AllianzGI Best Styles U.S. Equity		AllianzGI China Equity

Year ended 9/30/2016	Period from 12/9/2014** through 9/30/2015†	Year ended 9/30/2016	Period from 12/1/2014** through 9/30/2015†	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$2,379,255	$939,684	$1,626,523	$839,546	$91,184	$134,279	$67,404
(2,029,391)	294,120	192,407	(219,617)	(846,179)	(527,317)	402,768
3,440,766	(4,422,182)	9,005,225	(5,327,344)	1,071,503	(1,137,845)	(385,396)
3,790,630	(3,188,378)	10,824,155	(4,707,415)	316,508	(1,530,883)	84,776

—	—	—	—	(49,288)	(16,561)	(1,192)
—	—	—	—	(1,290)	(388)	(2)
—	—	—	—	—	(9,991)	(1,635)
(83)	(7)	(747)	(14)	(111)	(2)	(45)
(91)	(7)	(31,072)	(15)	(104,748)	(99,781)	(31,446)
(866,206)	(3,930)	(1,143,821)	(4,632)	—	—	—

—	—	—	—	—	(18,347)	—
—	—	—	—	—	(1,749)	—
—	—	—	—	—	(16,626)	—
(86)	—	(180)	—	—	(633)	—
(86)	—	(6,993)	—	—	(94,416)	—
(628,971)	—	(286,791)	—	—	—	—
(1,495,523)	(3,944)	(1,469,604)	(4,661)	(155,437)	(258,494)	(34,320)

44,372,099	69,498,928	48,999,773	113,151,477	1,063,323	9,677,189	4,723,503
1,495,523	3,944	1,469,000	4,661	154,977	258,348	34,320
(33,229,337)	(15,102,473)	(47,000,194)	(23,212,297)	(2,667,771)	(8,216,867)	(4,358,814)
12,638,285	54,400,399	3,468,579	89,943,841	(1,449,471)	1,718,670	399,009
14,933,392	51,208,077	12,823,130	85,231,765	(1,288,400)	(70,707)	449,465

56,228,077	5,020,000	88,251,765	3,020,000	4,876,615	4,947,322	4,497,857
$71,161,469	$56,228,077	$101,074,895	$88,251,765	$3,588,215	$4,876,615	$4,947,322
$2,476,977	$838,345	$1,288,269	$831,056	$83,607	$134,161	$94,771

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	229

Statements of Changes in Net Assets (cont’d)

	AllianzGI Convertible			AllianzGI Emerging Markets Consumer

	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 9/30/2016	Period from 12/1/2014** through 9/30/2015†
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$42,569,269	$26,356,257	$33,329,413	$443,801	$117,974
Net realized gain (loss)	(73,490,377)	173,975,914	174,588,949	(1,553,693)	(1,312,395)
Net change in unrealized appreciation/depreciation	133,546,884	(300,637,013)	29,600,080	6,811,029	(1,492,165)
Net increase (decrease) in net assets resulting from investment operations	102,625,776	(100,304,842)	237,518,442	5,701,137	(2,686,586)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(5,896,331)	(7,640,089)	(8,036,190)	(183)	—
Class C	(544,144)	(990,962)	(1,651,959)	—	—
Class D††	—	(1,081,878)	(2,363,380)	—	—
Class R	(19,531)	(18,691)	(16,226)	—	—
Class P	(2,825,989)	(3,655,825)	(5,514,465)	—	—
Institutional Class	(31,697,379)	(30,656,569)	(39,138,558)	(103,157)	—
Administrative Class	(34,432)	(47,899)	(209,464)	—	—
Net realized capital gains:
Class A	(33,068,126)	(30,559,402)	(9,748,925)	—	—
Class C	(7,505,117)	(7,902,259)	(2,953,239)	—	—
Class D††	—	(4,909,717)	(2,652,574)	—	—
Class R	(124,747)	(90,285)	(19,171)	—	—
Class P	(11,746,459)	(14,081,872)	(5,628,426)	—	—
Institutional Class	(110,785,553)	(111,971,539)	(38,746,943)	—	—
Administrative Class	(152,922)	(236,630)	(203,909)	—	—
Total dividends and distributions to shareholders	(204,400,730)	(213,843,617)	(116,883,429)	(103,340)	—
Fund Share Transactions:
Net proceeds from the sale of shares	244,769,331	273,812,360	1,084,404,115	28,268,747	19,075,984
Issued in reinvestment of dividends and distributions	126,464,875	132,963,481	76,423,408	87,870	—
Cost of shares redeemed	(980,825,900)	(574,307,166)	(983,620,998)	(4,904,364)	(3,771,216)
Net increase (decrease) from Fund share transactions	(609,591,694)	(167,531,325)	177,206,525	23,452,253	15,304,768
Total increase (decrease) in net assets	(711,366,648)	(481,679,784)	297,841,538	29,050,050	12,618,182
Net Assets:
Beginning of period	2,219,947,764	2,701,627,548	2,403,786,010	15,628,182	3,010,000
End of period*	$1,508,581,116	$2,219,947,764	$2,701,627,548	$44,678,232	$15,628,182
* Including undistributed (dividends in excess of) net investment income of:	$15,493,746	$2,879,517	$12,633,367	$393,442	$103,218

†	Fiscal year end changed from November 30th to September 30th.
††	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.
**	Commencement of operations.

230	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Debt			AllianzGI Emerging Markets Small-Cap		AllianzGI Europe Equity Dividend

Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Period from 9/15/2014** through 11/30/2014	Year ended 9/30/2016	Period from 12/1/2014** through 9/30/2015†	Year ended 9/30/2016	Period from 2/2/2015** through 9/30/2015†

$1,880,984	$1,043,972	$243,119	$184,324	$80,778	$138,765	$82,267
(271,486)	(935,923)	(243,113)	(1,035,540)	(256,024)	(23,444)	(119,286)
4,137,601	(1,857,787)	(146,982)	1,666,074	(670,102)	157,530	(266,484)
5,747,099	(1,749,738)	(146,976)	814,858	(845,348)	272,851	(303,503)

(4,625)	(361)	—	(9,645)	(1)	(1,113)	—
(2,090)	(284)	—	—	—	(316)	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(464)	(376)	—	—	—	(278)	—
(1,801,169)	(1,171,645)	—	(79,256)	(768)	(130,128)	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(1,808,348)	(1,172,666)	—	(88,901)	(769)	(131,835)	—

22,212,763	456,358	3,000	7,653,373	6,473,808	3,337,194	386,039
1,808,016	1,172,666	—	88,901	769	131,835	—
(12,931,857)	(7,372)	—	(3,576,086)	(96,295)	(219,963)	(155,506)
11,088,922	1,621,652	3,000	4,166,188	6,378,282	3,249,066	230,533
15,027,673	(1,300,752)	(143,976)	4,892,145	5,532,165	3,390,082	(72,970)

28,585,272	29,886,024	30,030,000	8,542,165	3,010,000	2,957,030	3,030,000
$43,612,945	$28,585,272	$29,886,024	$13,434,310	$8,542,165	$6,347,112	$2,957,030
$88,359	$(87,951)	$179,457	$189,897	$74,640	$95,743	$(12,250)

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	231

Statements of Changes in Net Assets (cont’d)

	AllianzGI Global Fundamental Strategy			AllianzGI Global Sustainability

	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 9/30/2016	Period from 12/9/2014** through 9/30/2015†
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$386,522	$321,851	$423,304	$234,441	$32,350
Net realized gain (loss)	(382,281)	563,862	186,964	40,628	(22,849)
Net change in unrealized appreciation/depreciation	1,490,200	(1,807,042)	421,354	1,734,696	(190,016)
Net increase (decrease) in net assets resulting from investment operations	1,494,441	(921,329)	1,031,622	2,009,765	(180,515)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(7,081)	(573)	(78)	(863)	—
Class C	(299)	(267)	(40)	—	—
Class D††	—	(1)	(78)	—	—
Class R	—	—	—	—	—
Class P	(398)	(363)	(86)	(86)	—
Institutional Class	(752,175)	(766,540)	(183,029)	(28,973)	—
Administrative Class	—	—	—	—	—
Net realized capital gains:
Class A	(1,029)	—	(42)	—	—
Class C	(61)	—	(42)	—	—
Class D††	—	—	(45)	—	—
Class R	—	—	—	—	—
Class P	(62)	—	(42)	—	—
Institutional Class	(115,372)	—	(83,961)	—	—
Administrative Class	—	—	—	—	—
Total dividends and distributions to shareholders	(876,477)	(767,744)	(267,443)	(29,922)	—
Fund Share Transactions:
Net proceeds from the sale of shares	390,979	311,957	2,628,459	17,389,176	58,034
Issued in reinvestment of dividends and distributions	876,464	767,744	267,443	29,922	—
Cost of shares redeemed	(5,403,824)	(2,078,613)	(2,175,508)	(1,550,321)	—
Net increase (decrease) from Fund share transactions	(4,136,381)	(998,912)	720,394	15,868,777	58,034
Total increase (decrease) in net assets	(3,518,417)	(2,687,985)	1,484,573	17,848,620	(122,481)
Net Assets:
Beginning of period	19,518,978	22,206,963	20,722,390	2,897,519	3,020,000
End of period*	$16,000,561	$19,518,978	$22,206,963	$20,746,139	$2,897,519
* Including undistributed (dividends in excess of) net investment income of:	$(381,832)	$500,095	$619,357	$228,281	$26,886

†	Fiscal year end changed from November 30th to September 30th.
††	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.
**	Commencement of operations.

232	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Global Water			AllianzGI High Yield Bond			AllianzGI International Growth

Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 9/30/2016	Period from 2/2/2015** through 9/30/2015†

$2,213,362	$1,447,811	$1,281,291	$21,349,081	$19,590,063	$26,751,720	$29,165	$28,303
3,460,884	3,747,638	12,071,081	(20,425,942)	(2,282,069)	(2,594,450)	(122,738)	(18,488)
73,362,133	(25,312,123)	(9,066,116)	32,134,897	(33,120,144)	(13,254,415)	885,239	(184,521)
79,036,379	(20,116,674)	4,286,256	33,058,036	(15,812,150)	10,902,855	791,666	(174,706)

(360,797)	(320,545)	(269,464)	(3,538,852)	(1,946,832)	(4,652,555)	(382)	—
(61)	(62)	(44)	(841,872)	(938,411)	(1,492,477)	—	—
—	(58,561)	(27,063)	(179,229)	(1,924,764)	(4,685,232)	—	—
—	—	—	(74,154)	(86,636)	(186,866)	—	—
(380,771)	(617,050)	(164,700)	(3,815,179)	(4,139,621)	(5,226,144)	—	—
(216,258)	(138,567)	(175,053)	(14,017,373)	(10,208,443)	(11,638,201)	(20,891)	—
—	—	—	(127,620)	(1,558,600)	(2,355,230)	—	—

(272,544)	—	—	—	—	(619,224)	—	—
(126,665)	—	—	—	—	(228,112)	—	—
—	—	—	—	—	(937,624)	—	—
—	—	—	—	—	(24,919)	—	—
(146,928)	—	—	—	—	(667,219)	—	—
(61,596)	—	—	—	—	(1,221,439)	—	—
—	—	—	—	—	(287,135)	—	—
(1,565,620)	(1,134,785)	(636,324)	(22,594,279)	(20,803,307)	(34,222,377)	(21,273)	—

238,288,669	104,509,559	183,509,079	273,213,485	216,238,485	261,023,783	24,930,150	88,933
1,105,269	720,606	446,287	21,533,926	19,571,812	28,415,730	21,273	—
(136,008,943)	(87,816,493)	(85,247,989)	(268,748,335)	(259,914,958)	(343,171,573)	(169,556)	(39,570)
103,384,995	17,413,672	98,707,377	25,999,076	(24,104,661)	(53,732,060)	24,781,867	49,363
180,855,754	(3,837,787)	102,357,309	36,462,833	(60,720,118)	(77,051,582)	25,552,260	(125,343)

343,039,104	346,876,891	244,519,582	324,278,903	384,999,021	462,050,603	2,884,657	3,010,000
$523,894,858	$343,039,104	$346,876,891	$360,741,736	$324,278,903	$384,999,021	$28,436,917	$2,884,657
$1,887,942	$953,435	$1,031,226	$(1,472,825)	$(1,943,464)	$(1,910,964)	$7,371	$21,094

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	233

Statements of Changes in Net Assets (cont’d)

	AllianzGI International Small-Cap			AllianzGI Micro Cap

	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$442,834	$853,229	$486,533	$(466,608)	$(466,944)	$(529,827)
Net realized gain (loss)	(2,691,708)	4,467,652	8,929,778	2,502,822	4,984,983	5,318,065
Net change in unrealized appreciation/depreciation	5,674,777	754,622	(14,951,435)	1,762,113	(5,117,646)	(5,003,191)
Net increase (decrease) in net assets resulting from investment operations	3,425,903	6,075,503	(5,535,124)	3,798,327	(599,607)	(214,953)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(149,275)	(31,058)	(76,677)	—	—	—
Class C	(19,686)	(2,507)	(7,882)	—	—	—
Class D††	—	(7,276)	(24,442)	—	—	—
Class R	(591)	(143)	(1,445)	—	—	—
Class P	(234,787)	(80,089)	(413,514)	—	—	—
Institutional Class	(354,831)	(111,313)	(712,548)	—	—	—
Administrative Class†††	—	—	(143)	—	—	—
Net realized capital gains:
Class A	(727,377)	(527,948)	(401,037)	(697,207)	(401,198)	(99,298)
Class C	(140,483)	(108,272)	(67,871)	—	—	—
Class D††	—	(144,512)	(43,636)	—	—	—
Class R	(4,705)	(7,377)	(3,246)	—	—	—
Class P	(1,616,911)	(2,809,567)	(2,839,970)	(133,274)	(131,124)	(121,008)
Institutional Class	(2,670,300)	(5,583,444)	(5,781,334)	(1,893,315)	(2,778,216)	(2,458,693)
Administrative Class†††	—	—	(1,090)	—	—	—
Total dividends and distributions to shareholders	(5,918,946)	(9,413,506)	(10,374,835)	(2,723,796)	(3,310,538)	(2,678,999)
Fund Share Transactions:
Net proceeds from the sale of shares	71,511,297	59,575,114	31,565,843	8,269,136	28,458,285	16,002,865
Issued in reinvestment of dividends and distributions	5,547,080	8,914,472	9,979,963	2,718,464	3,304,682	2,674,893
Cost of shares redeemed	(85,484,282)	(44,174,120)	(45,162,105)	(28,761,188)	(15,456,222)	(21,006,118)
Net increase (decrease) from Fund share transactions	(8,425,905)	24,315,466	(3,616,299)	(17,773,588)	16,306,745	(2,328,360)
Total increase (decrease) in net assets	(10,918,948)	20,977,463	(19,526,258)	(16,699,057)	12,396,600	(5,222,312)
Net Assets:
Beginning of period	112,553,177	91,575,714	111,101,972	52,143,887	39,747,287	44,969,599
End of period*	$101,634,229	$112,553,177	$91,575,714	$35,444,830	$52,143,887	$39,747,287
* Including undistributed (dividends in excess of) net investment income of:	$494,916	$757,765	$228,162	$(309,678)	$(422,029)	$(482,297)

†	Fiscal year end changed from November 30th to September 30th.
††	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.
†††	The Administrative Class of AllianzGI International Small-Cap liquidated on May 21, 2014.

234	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Multi-Asset Real Return			AllianzGI NFJ Emerging Markets Value			AllianzGI NFJ Global Dividend Value

Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$43,840	$56,385	$74,280	$267,418	$311,728	$270,969	$413,010	$950,809	$2,181,257
(362,838)	(85,771)	(53,943)	(1,208,498)	(475,562)	325,266	(2,361,752)	2,010,027	4,043,646
611,281	(610,765)	(116,868)	2,334,598	(1,266,649)	(247,980)	3,131,810	(8,005,972)	(2,887,427)
292,283	(640,151)	(96,531)	1,393,518	(1,430,483)	348,255	1,183,068	(5,045,136)	3,337,476

(2,941)	(1,726)	(677)	(44,592)	(6,189)	(1,302)	(137,180)	(365,905)	(289,279)
(800)	(703)	(1,050)	(2,414)	(2,865)	(619)	(201,282)	(134,953)	(106,170)
—	(237)	(136)	—	(55,685)	(27,988)	—	(87,453)	(22,598)
—	—	—	—	—	—	—	—	—
(201)	(113)	(152)	(3,152)	(437)	(251)	(41,830)	(51,415)	(50,720)
(64,521)	(75,299)	(88,246)	(231,048)	(330,808)	(171,834)	(242,171)	(874,763)	(1,494,313)
—	—	—	—	—	—	—	—	—

—	—	(350)	—	(1,687)	—	(575,075)	(894,483)	(524,358)
—	—	(473)	—	(1,066)	—	(543,193)	(440,737)	(278,781)
—	—	(111)	—	(22,617)	—	—	(212,384)	(37,086)
—	—	—	—	—	—	—	—	—
—	—	(53)	—	(162)	—	(113,118)	(126,876)	(87,797)
—	—	(29,343)	—	(119,439)	—	(1,026,877)	(2,273,312)	(2,562,825)
—	—	—	—	—	—	—	—	—
(68,463)	(78,078)	(120,591)	(281,206)	(540,955)	(201,994)	(2,880,726)	(5,462,281)	(5,453,927)

382,166	295,620	1,227,771	3,136,026	2,342,905	2,873,339	3,721,831	9,945,395	23,212,818
68,463	78,078	120,591	281,206	540,955	201,994	2,777,118	4,660,503	4,954,544
(1,522,703)	(1,444,739)	(108,911)	(3,771,411)	(2,483,274)	(1,256,884)	(13,265,714)	(47,936,033)	(29,958,637)
(1,072,074)	(1,071,041)	1,239,451	(354,179)	400,586	1,818,449	(6,766,765)	(33,330,135)	(1,791,275)
(848,254)	(1,789,270)	1,022,329	758,133	(1,570,852)	1,964,710	(8,464,423)	(43,837,552)	(3,907,726)

4,534,326	6,323,596	5,301,267	8,004,607	9,575,459	7,610,749	22,436,114	66,273,666	70,181,392
$3,686,072	$4,534,326	$6,323,596	$8,762,740	$8,004,607	$9,575,459	$13,971,691	$22,436,114	$66,273,666
$33,708	$52,615	$64,932	$102,930	$93,063	$168,872	$20,229	$231,773	$876,625

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	235

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ International Small-Cap Value			AllianzGI NFJ International Value II

	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$279,122	$369,061	$414,397	$1,143,353	$994,476	$864,809
Net realized gain (loss)	(733,813)	366,594	1,461,108	(5,928,573)	(1,260,616)	158,105
Net change in unrealized appreciation/depreciation	1,322,622	(1,489,020)	(1,033,876)	6,231,160	(5,179,444)	(1,278,749)
Net increase (decrease) in net assets resulting from investment operations	867,931	(753,365)	841,629	1,445,940	(5,445,584)	(255,835)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(161,276)	(77,148)	(28,563)	(8,556)	(3,630)	(2,980)
Class C	(37,634)	(32,806)	(13,235)	(3,758)	(1,364)	(1,279)
Class D††	—	(43,395)	(8,011)	—	(257)	(410)
Class P	(2,868)	(1,235)	(134)	(7,572)	(9,024)	(1,094)
Institutional Class	(164,431)	(320,408)	(198,102)	(1,312,530)	(900,258)	(735,960)
Class R6	(479)	—	—	—	—	—
Net realized capital gains:
Class A	(91,565)	(232,125)	(49,292)	—	(645)	(2,574)
Class C	(26,789)	(114,145)	(14,329)	—	(418)	(1,615)
Class D††	—	(125,827)	(20,783)	—	(52)	(448)
Class P	(1,001)	(3,324)	(325)	—	(961)	(452)
Institutional Class	(116,929)	(1,014,968)	(277,871)	—	(150,633)	(154,322)
Class R6	(205)	—	—	—	—	—
Total dividends and distributions to shareholders	(603,177)	(1,965,381)	(610,645)	(1,332,416)	(1,067,242)	(901,134)
Fund Share Transactions:
Net proceeds from the sale of shares	10,473,798	10,841,826	11,637,433	731,750	9,770,715	39,704,993
Issued in reinvestment of dividends and distributions	600,370	1,961,582	609,584	1,332,416	1,067,242	901,134
Cost of shares redeemed	(11,730,760)	(17,224,965)	(8,626,539)	(1,326,763)	(126,593)	(4,406,491)
Net increase (decrease) from Fund share transactions	(656,592)	(4,421,557)	3,620,478	737,403	10,711,364	36,199,636
Total increase (decrease) in net assets	(391,838)	(7,140,303)	3,851,462	850,927	4,198,538	35,042,667
Net Assets:
Beginning of period	12,341,979	19,482,282	15,630,820	43,559,426	39,360,888	4,318,221
End of period*	$11,950,141	$12,341,979	$19,482,282	$44,410,353	$43,559,426	$39,360,888
* Including undistributed (dividends in excess of) net investment income of:	$272,895	$359,178	$425,244	$92,014	$240,201	$184,108

†	Fiscal year end changed from November 30th to September 30th.
††	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.

236	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Short Duration High Income			AllianzGI Structured Return			AllianzGI U.S. Equity Hedged

Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$50,716,435	$31,846,719	$28,755,543	$1,603,871	$482,489	$(99,064)	$58,176	$159,660	$91,071
(15,926,496)	(2,948,957)	2,167,612	5,941,364	1,970,187	478,651	(837,767)	2,284,545	(425,013)
43,895,976	(32,553,916)	(14,120,813)	404,100	(1,897,298)	348,559	1,152,266	(3,303,265)	1,330,644
78,685,915	(3,656,154)	16,802,342	7,949,335	555,378	728,146	372,675	(859,060)	996,702

(10,590,036)	(6,644,056)	(8,370,337)	(176,625)	(2)	—	(16,120)	(1,746)	(13,056)
(5,945,656)	(3,681,430)	(3,564,709)	(26,324)	(2)	—	(6,391)	(1)	(1,801)
(118,879)	(1,235,286)	(1,473,888)	—	(43,262)	—	—	(11,090)	(1,167)
(21,309,437)	(11,139,212)	(9,035,739)	(30,878)	(1)	—	(313)	(39)	(47)
(22,448,609)	(13,522,588)	(10,905,778)	(345,012)	(34,488)	—	(138,687)	(89,019)	(36,196)
—	—	—	—	—	—	—	—	—

—	—	—	(283,648)	(99,742)	(37,417)	—	(78,135)	(80,061)
—	—	—	(53,864)	(5,472)	(5,488)	—	(12,412)	(9,450)
—	—	—	—	(224,332)	(69,417)	—	(51,469)	(15,115)
—	—	—	(22,778)	(1,435)	(2,794)	—	(698)	(638)
—	—	—	(534,089)	(596,463)	(410,919)	—	(731,421)	(562,186)
—	—	—	—	—	—	—	—	—
(60,412,617)	(36,222,572)	(33,350,451)	(1,473,218)	(1,005,199)	(526,035)	(161,511)	(976,030)	(719,717)

886,369,043	727,044,423	559,371,784	289,603,948	66,615,486	16,098,848	1,528,997	2,184,979	8,217,176
51,669,532	30,097,726	27,490,449	1,472,510	1,003,165	526,035	161,511	976,030	719,717
(693,711,108)	(409,025,620)	(360,175,213)	(98,080,857)	(13,909,833)	(3,270,567)	(10,873,059)	(2,255,802)	(871,008)
244,327,467	348,116,529	226,687,020	192,995,601	53,708,818	13,354,316	(9,182,551)	905,207	8,065,885
262,600,765	308,237,803	210,138,911	199,471,718	53,258,997	13,556,427	(8,971,387)	(929,883)	8,342,870

1,070,917,894	762,680,091	552,541,180	76,861,561	23,602,564	10,046,137	14,623,023	15,552,906	7,210,036
$1,333,518,659	$1,070,917,894	$762,680,091	$276,333,279	$76,861,561	$23,602,564	$5,651,636	$14,623,023	$15,552,906
$(6,481,869)	$(3,080,314)	$(2,799,819)	$1,429,106	$403,020	$—	$57,928	$161,311	$91,204

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	237

Statements of Changes in Net Assets (cont’d)

	AllianzGI U.S. Small-Cap Growth			AllianzGI Ultra Micro Cap

	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Year ended 9/30/2016	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Increse (Decrease) in Net Assets from:

Investment Operations:
Net investment loss	$(165,509)	$(227,857)	$(297,538)	$(1,067,614)	$(1,436,913)	$(2,310,720)
Net realized gain (loss)	1,024,453	1,992,195	3,004,047	4,921,545	6,875,774	(290,346)
Net change in unrealized appreciation/depreciation	(53,519)	(5,318,293)	(2,125,589)	(2,310,398)	(8,942,552)	(1,655,282)
Net increase (decrease) in net assets resulting from investment operations	805,425	(3,553,955)	580,920	1,543,533	(3,503,691)	(4,256,348)
Distributions to Shareholders from:
Net realized capital gains:
Class A	(253,462)	(284,924)	(497,317)	(3,400,965)	(459,304)	(280,502)
Class C	(48,431)	(61,355)	(62,072)	—	—	—
Class D††	—	(10,288)	(7,759)	—	—	—
Class R	(1,567)	(2,525)	(2,639)	—	—	—
Class P	(22,583)	(18,156)	(12,307)	(652,144)	(88,470)	(11,847)
Institutional Class	(1,846,506)	(2,837,538)	(2,798,232)	(3,098,107)	(428,047)	(259,818)
Total distributions to shareholders	(2,172,549)	(3,214,786)	(3,380,326)	(7,151,216)	(975,821)	(552,167)
Fund Share Transactions:
Net proceeds from the sale of shares	5,404,951	15,682,440	16,713,796	6,892,032	15,895,985	74,836,748
Issued in reinvestment of distributions	1,965,824	2,985,629	2,978,885	7,063,080	951,727	543,201
Cost of shares redeemed	(19,143,775)	(12,668,491)	(14,261,233)	(52,638,177)	(33,195,885)	(82,317,148)
Net increase (decrease) from Fund share transactions	(11,773,000)	5,999,578	5,431,448	(38,683,065)	(16,348,173)	(6,937,199)
Total increase (decrease) in net assets	(13,140,124)	(769,163)	2,632,042	(44,290,748)	(20,827,685)	(11,745,714)
Net Assets:
Beginning of period	36,759,618	37,528,781	34,896,739	92,450,120	113,277,805	125,023,519
End of period*	$23,619,494	$36,759,618	$37,528,781	$48,159,372	$92,450,120	$113,277,805
* Including dividends in excess of net investment income of:	$(182,801)	$(353,878)	$(410,511)	$(705,202)	$(1,334,590)	$(2,167,107)

†	Fiscal year end changed from November 30th to September 30th.
††	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.

238	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	239

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
9/30/2016	$18.09	$0.46	$1.23	$1.69	$(0.58)	$—
12/1/2014 - 9/30/2015#	19.72	0.46	(1.45)	(0.99)	(0.56)	(0.08)
11/30/2014	19.32	0.41	0.37	0.78	(0.38)	—
11/30/2013	19.15	0.49	0.21	0.70	(0.48)	(0.05)
11/30/2012	18.82	0.44	1.34	1.78	(0.70)	(0.75)
11/30/2011	19.43	0.49	0.04	0.53	(0.83)	(0.31)
Class C
9/30/2016	$18.02	$0.31	$1.22	$1.53	$(0.45)	$—
12/1/2014 - 9/30/2015#	19.60	0.36	(1.47)	(1.11)	(0.39)	(0.08)
11/30/2014	19.16	0.27	0.35	0.62	(0.18)	—
11/30/2013	18.78	0.31	0.26	0.57	(0.14)	(0.05)
11/30/2012	18.53	0.37	1.23	1.60	(0.60)	(0.75)
11/30/2011	19.21	0.30	0.09	0.39	(0.76)	(0.31)
Class R
9/30/2016	$18.10	$0.40	$1.22	$1.62	$(0.51)	$—
12/1/2014 - 9/30/2015#	19.70	0.39	(1.43)	(1.04)	(0.48)	(0.08)
11/30/2014	19.27	0.35	0.36	0.71	(0.28)	—
11/30/2013	19.14	0.43	0.21	0.64	(0.46)	(0.05)
11/30/2012	18.81	0.18	1.54	1.72	(0.64)	(0.75)
11/30/2011	19.40	0.53	(0.05)	0.48	(0.76)	(0.31)
Class P
9/30/2016	$18.34	$0.52	$1.24	$1.76	$(0.69)	$—
12/1/2014 - 9/30/2015#	19.98	0.46	(1.42)	(0.96)	(0.60)	(0.08)
11/30/2014	19.53	0.47	0.38	0.85	(0.40)	—
11/30/2013	19.30	0.47	0.30	0.77	(0.49)	(0.05)
11/30/2012	18.94	0.37	1.47	1.84	(0.73)	(0.75)
11/30/2011	19.51	0.42	0.16	0.58	(0.84)	(0.31)
Class R6
9/30/2016	$18.37	$0.54	$1.23	$1.77	$(0.71)	$—
12/1/2014 - 9/30/2015#	20.01	0.51	(1.45)	(0.94)	(0.62)	(0.08)
11/30/2014	19.57	0.51	0.35	0.86	(0.42)	—
11/30/2013	19.32	0.58	0.21	0.79	(0.49)	(0.05)
11/30/2012	18.96	0.55	1.31	1.86	(0.75)	(0.75)
11/30/2011	19.53	0.64	(0.04)	0.60	(0.86)	(0.31)
Administrative Class
9/30/2016	$18.22	$0.51	$1.18	$1.69	$(0.63)	$—
12/1/2014 - 9/30/2015#	19.84	0.87	(1.86)	(0.99)	(0.55)	(0.08)
11/30/2014	19.42	0.43	0.36	0.79	(0.37)	—
11/30/2013	19.25	0.24	0.47	0.71	(0.49)	(0.05)
11/30/2012	18.90	0.51	1.28	1.79	(0.69)	(0.75)
11/30/2011	19.48	0.59	(0.05)	0.54	(0.81)	(0.31)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

240	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.58)	$19.20	9.57%	$12,715	0.48%		0.60%		2.51%		106%
(0.64)	18.09	(5.13)	30,401	0.47	(d)(e)	0.62	(d)(e)	2.93	(d)(e)	144
(0.38)	19.72	4.11	34,624	0.42		0.60		2.08		89
(0.53)	19.32	3.75	9,102	0.40		0.60		2.60		86
(1.45)	19.15	10.23	985	0.38		0.60		2.40		55
(1.14)	18.82	2.82	351	0.48		2.71		2.56		56

$(0.45)	$19.10	8.68%	$408	1.23%		1.35%		1.71%		106%
(0.47)	18.02	(5.72)	327	1.22	(d)(e)	1.37	(d)(e)	2.28	(d)(e)	144
(0.18)	19.60	3.29	468	1.17		1.35		1.39		89
(0.19)	19.16	3.02	438	1.15		1.35		1.64		86
(1.35)	18.78	9.29	364	1.13		1.35		2.07		55
(1.07)	18.53	2.07	669	1.23		3.40		1.61		56

$(0.51)	$19.21	9.12%	$649	0.83%		0.85%		2.18%		106%
(0.56)	18.10	(5.39)	1,043	0.82	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	144
(0.28)	19.70	3.72	1,008	0.77		0.85		1.81		89
(0.51)	19.27	3.40	1,022	0.75		0.85		2.26		86
(1.39)	19.14	9.84	938	0.73		0.85		0.97		55
(1.07)	18.81	2.57	14	0.77		3.09		2.77		56

$(0.69)	$19.41	9.88%	$25,879	0.18%		0.20%		2.82%		106%
(0.68)	18.34	(4.89)	21,193	0.17	(d)(e)	0.22	(d)(e)	2.91	(d)(e)	144
(0.40)	19.98	4.43	12,665	0.12		0.20		2.38		89
(0.54)	19.53	4.06	7,643	0.10		0.20		2.44		86
(1.48)	19.30	10.55	5,323	0.08		0.20		1.95		55
(1.15)	18.94	3.07	42	0.17		1.39		2.24		56

$(0.71)	$19.43	9.94%	$13,274	0.08%		0.10%		2.93%		106%
(0.70)	18.37	(4.82)	11,847	0.07	(d)(e)	0.12	(d)(e)	3.22	(d)(e)	144
(0.42)	20.01	4.48	5,574	0.02		0.10		2.59		89
(0.54)	19.57	4.19	7,457	—		0.12		3.00		86
(1.50)	19.32	10.62	7,708	—	(f)	0.15		2.98		55
(1.17)	18.96	3.16	5,157	0.17		2.51		3.34		56

$(0.63)	$19.28	9.55%	$377	0.43%		0.45%		2.76%		106%
(0.63)	18.22	(5.09)	1,747	0.41	(d)(e)	0.46	(d)(e)	5.41	(d)(e)	144
(0.37)	19.84	4.15	7,974	0.37		0.45		2.19		89
(0.54)	19.42	3.79	7,210	0.35		0.45		1.27		86
(1.44)	19.25	10.20	15	0.33		0.45		2.73		55
(1.12)	18.90	2.87	14	0.44		2.78		3.09		56

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	241

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2025:
Class A
9/30/2016	$15.89	$0.40	$1.16	$1.56	$(0.50)	$—
12/1/2014 - 9/30/2015#	17.30	0.41	(1.31)	(0.90)	(0.50)	(0.01)
11/30/2014	16.92	0.37	0.33	0.70	(0.32)	—
11/30/2013	16.63	0.41	0.32	0.73	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.34	1.43	1.77	(0.14)	—
Class R
9/30/2016	$15.83	$0.34	$1.16	$1.50	$(0.44)	$—
12/1/2014 - 9/30/2015#	17.21	0.34	(1.29)	(0.95)	(0.42)	(0.01)
11/30/2014	16.84	0.32	0.32	0.64	(0.27)	—
11/30/2013	16.57	0.48	0.19	0.67	(0.36)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.18	1.53	1.71	(0.14)	—
Class P
9/30/2016	$16.01	$0.44	$1.19	$1.63	$(0.59)	$—
12/1/2014 - 9/30/2015#	17.43	0.38	(1.24)	(0.86)	(0.55)	(0.01)
11/30/2014	17.02	0.40	0.35	0.75	(0.34)	—
11/30/2013	16.67	0.48	0.31	0.79	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.38	1.44	1.82	(0.15)	—
Class R6
9/30/2016	$16.03	$0.45	$1.19	$1.64	$(0.60)	$—
12/1/2014 - 9/30/2015#	17.45	0.45	(1.30)	(0.85)	(0.56)	(0.01)
11/30/2014	17.04	0.44	0.33	0.77	(0.36)	—
11/30/2013	16.68	0.50	0.30	0.80	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.45	1.38	1.83	(0.15)	—
Administrative Class
9/30/2016	$15.96	$0.41	$1.17	$1.58	$(0.54)	$—
12/1/2014 - 9/30/2015#	17.37	1.16	(2.06)	(0.90)	(0.50)	(0.01)
11/30/2014	16.98	0.38	0.33	0.71	(0.32)	—
11/30/2013	16.62	0.20	0.55	0.75	(0.35)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.41	1.35	1.76	(0.14)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

242	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.50)	$16.95	10.02%	$6,663	0.48%		0.60%		2.48%		115%
(0.51)	15.89	(5.28)	26,916	0.45	(d)(e)	0.62	(d)(e)	2.98	(d)(e)	147
(0.32)	17.30	4.22	31,358	0.41		0.60		2.16		93
(0.44)	16.92	4.54	13,058	0.40		0.60		2.48		76
(0.14)	16.63	11.86	335	0.38	(d)	0.60	(d)	2.22	(d)	55

$(0.44)	$16.89	9.67%	$835	0.83%		0.85%		2.08%		115%
(0.43)	15.83	(5.59)	1,066	0.80	(d)(e)	0.87	(d)(e)	2.43	(d)(e)	147
(0.27)	17.21	3.83	1,004	0.76		0.85		1.89		93
(0.40)	16.84	4.16	753	0.75		0.85		2.88		76
(0.14)	16.57	11.51	1,284	0.73	(d)	0.85	(d)	1.19	(d)	55

$(0.59)	$17.05	10.43%	$34,729	0.18%		0.20%		2.70%		115%
(0.56)	16.01	(5.04)	29,233	0.15	(d)(e)	0.22	(d)(e)	2.71	(d)(e)	147
(0.34)	17.43	4.49	13,866	0.11		0.20		2.32		93
(0.44)	17.02	4.84	4,336	0.10		0.20		2.88		76
(0.15)	16.67	12.21	3,873	0.08	(d)	0.20	(d)	2.47	(d)	55

$(0.60)	$17.07	10.55%	$12,439	0.08%		0.10%		2.78%		115%
(0.57)	16.03	(4.97)	10,047	0.05	(d)(e)	0.12	(d)(e)	3.25	(d)(e)	147
(0.36)	17.45	4.60	6,745	0.01		0.10		2.54		93
(0.44)	17.04	4.93	5,058	—		0.12		3.02		76
(0.15)	16.68	12.28	5,375	—	(d)(f)	0.15	(d)	2.94	(d)	55

$(0.54)	$17.00	10.12%	$585	0.43%		0.45%		2.56%		115%
(0.51)	15.96	(5.26)	1,165	0.39	(d)(e)	0.46	(d)(e)	8.16	(d)(e)	147
(0.32)	17.37	4.26	12,135	0.36		0.45		2.23		93
(0.39)	16.98	4.60	10,606	0.35		0.45		1.23		76
(0.14)	16.62	11.86	11	0.33	(d)	0.45	(d)	2.72	(d)	55

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	243

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
9/30/2016	$18.84	$0.44	$1.39	$1.83	$(0.53)	$—
12/1/2014 - 9/30/2015#	21.05	0.50	(1.75)	(1.25)	(0.69)	(0.27)
11/30/2014	20.66	0.48	0.38	0.86	(0.47)	—
11/30/2013	19.80	0.52	0.92	1.44	(0.54)	(0.04)
11/30/2012	19.77	0.29	1.61	1.90	(0.70)	(1.17)
11/30/2011	20.78	0.50	(0.10)	0.40	(0.85)	(0.56)
Class C
9/30/2016	$18.70	$0.27	$1.41	$1.68	$(0.42)	$—
12/1/2014 - 9/30/2015#	20.83	0.36	(1.72)	(1.36)	(0.50)	(0.27)
11/30/2014	20.42	0.33	0.36	0.69	(0.28)	—
11/30/2013	19.53	0.35	0.93	1.28	(0.35)	(0.04)
11/30/2012	19.51	0.43	1.30	1.73	(0.54)	(1.17)
11/30/2011	20.59	0.37	(0.09)	0.28	(0.80)	(0.56)
Class R
9/30/2016	$18.89	$0.36	$1.40	$1.76	$(0.54)	$—
12/1/2014 - 9/30/2015#	21.07	0.42	(1.72)	(1.30)	(0.61)	(0.27)
11/30/2014	20.65	0.41	0.37	0.78	(0.36)	—
11/30/2013	19.85	0.46	0.91	1.37	(0.53)	(0.04)
11/30/2012	19.81	0.18	1.67	1.85	(0.64)	(1.17)
11/30/2011	20.80	0.52	(0.15)	0.37	(0.80)	(0.56)
Class P
9/30/2016	$19.14	$0.48	$1.44	$1.92	$(0.63)	$—
12/1/2014 - 9/30/2015#	21.37	0.47	(1.69)	(1.22)	(0.74)	(0.27)
11/30/2014	20.93	0.51	0.43	0.94	(0.50)	—
11/30/2013	20.02	0.51	1.00	1.51	(0.56)	(0.04)
11/30/2012	19.95	0.41	1.57	1.98	(0.74)	(1.17)
11/30/2011	20.92	0.58	(0.12)	0.46	(0.87)	(0.56)
Class R6
9/30/2016	$19.19	$0.50	$1.44	$1.94	$(0.65)	$—
12/1/2014 - 9/30/2015#	21.42	0.54	(1.74)	(1.20)	(0.76)	(0.27)
11/30/2014	20.98	0.59	0.36	0.95	(0.51)	—
11/30/2013	20.04	0.62	0.92	1.54	(0.56)	(0.04)
11/30/2012	19.97	0.61	1.38	1.99	(0.75)	(1.17)
11/30/2011	20.94	0.62	(0.14)	0.48	(0.89)	(0.56)
Administrative Class
9/30/2016	$19.06	$0.45	$1.41	$1.86	$(0.58)	$—
12/1/2014 - 9/30/2015#	21.28	1.21	(2.47)	(1.26)	(0.69)	(0.27)
11/30/2014	20.87	0.50	0.38	0.88	(0.47)	—
11/30/2013	19.96	0.26	1.21	1.47	(0.52)	(0.04)
11/30/2012	19.91	0.57	1.35	1.92	(0.70)	(1.17)
11/30/2011	20.88	0.58	(0.14)	0.44	(0.85)	(0.56)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

244	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.53)	$20.14	9.91%	$7,473	0.47%		0.60%		2.26%		105%
(0.96)	18.84	(6.16)	22,695	0.42	(d)(e)	0.62	(d)(e)	3.01	(d)(e)	147
(0.47)	21.05	4.26	25,487	0.39		0.60		2.28		93
(0.58)	20.66	7.48	10,080	0.35		0.60		2.58		79
(1.87)	19.80	10.68	10,692	0.29		0.60		1.48		47
(1.41)	19.77	1.76	460	0.45		2.50		2.43		52

$(0.42)	$19.96	9.11%	$696	1.22%		1.35%		1.44%		105%
(0.77)	18.70	(6.72)	608	1.17	(d)(e)	1.37	(d)(e)	2.19	(d)(e)	147
(0.28)	20.83	3.43	680	1.14		1.35		1.59		93
(0.39)	20.42	6.63	736	1.10		1.35		1.77		79
(1.71)	19.53	9.80	605	1.04		1.35		2.26		47
(1.36)	19.51	1.20	654	1.21		3.34		1.84		52

$(0.54)	$20.11	9.48%	$2,295	0.82%		0.85%		1.87%		105%
(0.88)	18.89	(6.38)	1,445	0.77	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	147
(0.36)	21.07	3.85	1,420	0.74		0.85		1.94		93
(0.57)	20.65	7.09	1,199	0.70		0.85		2.28		79
(1.81)	19.85	10.23	1,103	0.64		0.85		0.95		47
(1.36)	19.81	1.66	14	0.74		2.82		2.54		52

$(0.63)	$20.43	10.25%	$33,628	0.17%		0.20%		2.49%		105%
(1.01)	19.14	(5.91)	28,597	0.12	(d)(e)	0.22	(d)(e)	2.80	(d)(e)	147
(0.50)	21.37	4.58	17,741	0.09		0.20		2.42		93
(0.60)	20.93	7.77	7,748	0.05		0.20		2.54		79
(1.91)	20.02	10.97	5,103	—	(f)	0.20		2.06		47
(1.43)	19.95	2.13	19	0.22		2.27		2.84		52

$(0.65)	$20.48	10.34%	$16,758	0.07%		0.10%		2.54%		105%
(1.03)	19.19	(5.81)	12,883	0.02	(d)(e)	0.12	(d)(e)	3.19	(d)(e)	147
(0.51)	21.42	4.63	8,752	—	(f)	0.10		2.79		93
(0.60)	20.98	7.87	10,854	—	(f)	0.12		3.05		79
(1.92)	20.04	11.07	9,182	—	(f)	0.15		3.14		47
(1.45)	19.97	2.23	5,813	0.13		2.24		3.04		52

$(0.58)	$20.34	9.96%	$1,250	0.42%		0.45%		2.33%		105%
(0.96)	19.06	(6.11)	1,817	0.36	(d)(e)	0.46	(d)(e)	7.07	(d)(e)	147
(0.47)	21.28	4.29	9,586	0.34		0.45		2.37		93
(0.56)	20.87	7.55	8,939	0.30		0.45		1.29		79
(1.87)	19.96	10.60	16	0.24		0.45		2.95		47
(1.41)	19.91	1.99	15	0.41		2.52		2.85		52

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	245

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2035:
Class A
9/30/2016	$16.52	$0.28	$1.32	$1.60	$(0.43)	$—
12/1/2014 - 9/30/2015#	18.49	0.43	(1.58)	(1.15)	(0.61)	(0.21)
11/30/2014	18.09	0.41	0.39	0.80	(0.40)	—
11/30/2013	16.94	0.43	1.20	1.63	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.37	1.74	2.11	(0.17)	—
Class R
9/30/2016	$16.48	$0.22	$1.31	$1.53	$(0.39)	$—
12/1/2014 - 9/30/2015#	18.43	0.30	(1.50)	(1.20)	(0.54)	(0.21)
11/30/2014	18.00	0.35	0.38	0.73	(0.30)	—
11/30/2013	16.89	0.41	1.15	1.56	(0.39)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.16	1.90	2.06	(0.17)	—
Class P
9/30/2016	$16.67	$0.33	$1.33	$1.66	$(0.51)	$—
12/1/2014 - 9/30/2015#	18.65	0.38	(1.50)	(1.12)	(0.65)	(0.21)
11/30/2014	18.20	0.43	0.43	0.86	(0.41)	—
11/30/2013	16.99	0.49	1.20	1.69	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.38	1.79	2.17	(0.18)	—
Class R6
9/30/2016	$16.70	$0.33	$1.35	$1.68	$(0.52)	$—
12/1/2014 - 9/30/2015#	18.68	0.48	(1.58)	(1.10)	(0.67)	(0.21)
11/30/2014	18.23	0.49	0.38	0.87	(0.42)	—
11/30/2013	17.00	0.54	1.17	1.71	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.46	1.72	2.18	(0.18)	—
Administrative Class
9/30/2016	$16.60	$0.29	$1.33	$1.62	$(0.45)	$—
12/1/2014 - 9/30/2015#	18.58	1.63	(2.79)	(1.16)	(0.61)	(0.21)
11/30/2014	18.15	0.43	0.39	0.82	(0.39)	—
11/30/2013	16.94	0.22	1.43	1.65	(0.38)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.42	1.69	2.11	(0.17)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Less than 0.01%.
(g)	See Note 6 in the Notes to Financial Statements.

246	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.43)	$17.69	9.83%	$9,173	0.50%		0.60%		1.66%		97%
(0.82)	16.52	(6.46)	19,205	0.41	(d)(e)	0.61	(d)(e)	2.93	(d)(e)	138
(0.40)	18.49	4.49	20,351	0.39		0.60		2.27		90
(0.48)	18.09	9.83	6,939	0.35		0.60		2.48		67
(0.17)	16.94	14.23	104	0.30	(d)	0.60	(d)	2.36	(d)	38

$(0.39)	$17.62	9.45%	$1,575	0.85%		0.85%		1.30%		97%
(0.75)	16.48	(6.76)	1,600	0.76	(d)(e)	0.87	(d)(e)	2.07	(d)(e)	138
(0.30)	18.43	4.14	1,089	0.74		0.85		1.93		90
(0.45)	18.00	9.46	961	0.70		0.85		2.38		67
(0.17)	16.89	13.88	893	0.65	(d)	0.85	(d)	1.04	(d)	38

$(0.51)	$17.82	10.13%	$29,994	0.20%		0.20%		1.96%		97%
(0.86)	16.67	(6.23)	26,729	0.11	(d)(e)	0.21	(d)(e)	2.58	(d)(e)	138
(0.41)	18.65	4.84	14,105	0.09		0.20		2.32		90
(0.48)	18.20	10.19	5,333	0.05		0.20		2.83		67
(0.18)	16.99	14.58	4,090	—	(d)	0.20	(d)	2.43	(d)	38

$(0.52)	$17.86	10.29%	$9,265	0.10%		0.10%		1.94%		97%
(0.88)	16.70	(6.15)	6,172	—	(d)(e)(f)	0.12	(d)(e)	3.22	(d)(e)	138
(0.42)	18.68	4.89	6,587	—	(g)	0.10		2.66		90
(0.48)	18.23	10.24	5,850	—	(g)	0.12		3.10		67
(0.18)	17.00	14.65	5,132	—	(d)(g)	0.15	(d)	3.00	(d)	38

$(0.45)	$17.77	9.93%	$639	0.45%		0.45%		1.74%		97%
(0.82)	16.60	(6.50)	719	0.35	(d)(e)	0.46	(d)(e)	10.75	(d)(e)	138
(0.39)	18.58	4.60	11,550	0.34		0.45		2.33		90
(0.44)	18.15	9.95	10,427	0.30		0.45		1.29		67
(0.17)	16.94	14.23	12	0.25	(d)	0.45	(d)	2.76	(d)	38

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	247

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
9/30/2016	$19.04	$0.27	$1.61	$1.88	$(0.38)	$(0.03)
12/1/2014 - 9/30/2015#	21.91	0.49	(1.94)	(1.45)	(0.83)	(0.59)
11/30/2014	21.45	0.48	0.50	0.98	(0.51)	(0.01)
11/30/2013	19.71	0.49	1.82	2.31	(0.53)	(0.04)
11/30/2012	20.22	0.29	1.61	1.90	(0.69)	(1.72)
11/30/2011	21.88	0.52	(0.27)	0.25	(0.97)	(0.94)
Class C
9/30/2016	$18.94	$0.19	$1.54	$1.73	$(0.28)	$(0.03)
12/1/2014 - 9/30/2015#	21.68	0.38	(1.94)	(1.56)	(0.59)	(0.59)
11/30/2014	21.21	0.33	0.48	0.81	(0.33)	(0.01)
11/30/2013	19.53	0.34	1.80	2.14	(0.42)	(0.04)
11/30/2012	20.07	0.31	1.43	1.74	(0.56)	(1.72)
11/30/2011	21.65	0.27	(0.18)	0.09	(0.73)	(0.94)
Class R
9/30/2016	$18.97	$0.18	$1.63	$1.81	$(0.38)	$(0.03)
12/1/2014 - 9/30/2015#	21.80	0.42	(1.91)	(1.49)	(0.75)	(0.59)
11/30/2014	21.31	0.41	0.49	0.90	(0.40)	(0.01)
11/30/2013	19.63	0.44	1.80	2.24	(0.52)	(0.04)
11/30/2012	20.16	0.16	1.66	1.82	(0.63)	(1.72)
11/30/2011	21.85	0.56	(0.36)	0.20	(0.95)	(0.94)
Class P
9/30/2016	$19.26	$0.32	$1.65	$1.97	$(0.50)	$(0.03)
12/1/2014 - 9/30/2015#	22.15	0.46	(1.87)	(1.41)	(0.89)	(0.59)
11/30/2014	21.63	0.50	0.56	1.06	(0.53)	(0.01)
11/30/2013	19.82	0.49	1.90	2.39	(0.54)	(0.04)
11/30/2012	20.31	0.39	1.57	1.96	(0.73)	(1.72)
11/30/2011	21.97	0.67	(0.36)	0.31	(1.03)	(0.94)
Class R6
9/30/2016	$19.30	$0.33	$1.66	$1.99	$(0.51)	$(0.03)
12/1/2014 - 9/30/2015#	22.19	0.53	(1.92)	(1.39)	(0.91)	(0.59)
11/30/2014	21.66	0.61	0.47	1.08	(0.54)	(0.01)
11/30/2013	19.83	0.60	1.81	2.41	(0.54)	(0.04)
11/30/2012	20.33	0.56	1.41	1.97	(0.75)	(1.72)
11/30/2011	22.00	0.68	(0.36)	0.32	(1.05)	(0.94)
Administrative Class
9/30/2016	$19.14	$0.31	$1.60	$1.91	$(0.45)	$(0.03)
12/1/2014 - 9/30/2015#	22.02	1.71	(3.16)	(1.45)	(0.84)	(0.59)
11/30/2014	21.53	0.50	0.49	0.99	(0.49)	(0.01)
11/30/2013	19.75	0.26	2.07	2.33	(0.51)	(0.04)
11/30/2012	20.26	0.52	1.38	1.90	(0.69)	(1.72)
11/30/2011	21.93	0.63	(0.36)	0.27	(1.00)	(0.94)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

248	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.41)	$20.51	9.99%	$4,106	0.51%		0.60%		1.36%		101%
(1.42)	19.04	(6.99)	13,551	0.37	(d)(e)	0.60	(d)(e)	2.87	(d)(e)	143
(0.52)	21.91	4.65	16,631	0.38		0.60		2.22		84
(0.57)	21.45	12.11	5,513	0.35		0.60		2.40		61
(2.41)	19.71	10.61	1,915	0.28		0.60		1.52		45
(1.91)	20.22	0.81	151	0.42		2.96		2.42		53

$(0.31)	$20.36	9.20%	$126	1.26%		1.35%		0.99%		101%
(1.18)	18.94	(7.54)	202	1.12	(d)(e)	1.35	(d)(e)	2.22	(d)(e)	143
(0.34)	21.68	3.90	269	1.13		1.35		1.51		84
(0.46)	21.21	11.20	317	1.10		1.35		1.66		61
(2.28)	19.53	9.80	195	1.03		1.35		1.66		45
(1.67)	20.07	0.07	87	1.15		3.56		1.30		53

$(0.41)	$20.37	9.64%	$1,648	0.86%		0.86%		0.94%		101%
(1.34)	18.97	(7.22)	1,272	0.72	(d)(e)	0.85	(d)(e)	2.48	(d)(e)	143
(0.41)	21.80	4.31	1,343	0.73		0.85		1.88		84
(0.56)	21.31	11.70	1,167	0.70		0.85		2.15		61
(2.35)	19.63	10.24	848	0.63		0.85		0.87		45
(1.89)	20.16	0.54	15	0.70		3.22		2.63		53

$(0.53)	$20.70	10.36%	$20,628	0.21%		0.21%		1.61%		101%
(1.48)	19.26	(6.76)	16,997	0.07	(d)(e)	0.20	(d)(e)	2.67	(d)(e)	143
(0.54)	22.15	4.99	11,734	0.08		0.20		2.27		84
(0.58)	21.63	12.42	4,704	0.05		0.20		2.37		61
(2.45)	19.82	10.99	2,343	—	(f)	0.20		2.00		45
(1.97)	20.31	1.06	15	0.21		2.75		3.11		53

$(0.54)	$20.75	10.47%	$15,812	0.11%		0.11%		1.65%		101%
(1.50)	19.30	(6.67)	12,053	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	143
(0.55)	22.19	5.09	8,071	—	(f)	0.10		2.78		84
(0.58)	21.66	12.51	9,939	—	(f)	0.12		2.93		61
(2.47)	19.83	11.04	7,782	—	(f)	0.15		2.95		45
(1.99)	20.33	1.11	5,315	0.10		2.65		3.15		53

$(0.48)	$20.57	10.09%	$374	0.46%		0.46%		1.58%		101%
(1.43)	19.14	(7.00)	488	0.32	(d)(e)	0.45	(d)(e)	9.63	(d)(e)	143
(0.50)	22.02	4.72	5,278	0.33		0.45		2.31		84
(0.55)	21.53	12.13	5,054	0.30		0.45		1.27		61
(2.41)	19.75	10.67	17	0.23		0.45		2.72		45
(1.94)	20.26	0.87	15	0.38		2.93		2.94		53

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	249

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2045:
Class A
9/30/2016	$16.71	$0.20	$1.54	$1.74	$(0.34)	$(0.04)
12/1/2014 - 9/30/2015#	19.09	0.41	(1.75)	(1.34)	(0.70)	(0.34)
11/30/2014	18.67	0.41	0.49	0.90	(0.45)	(0.03)
11/30/2013	17.02	0.41	1.79	2.20	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.32	1.92	2.24	(0.22)	—
Class R
9/30/2016	$16.65	$0.13	$1.55	$1.68	$(0.32)	$(0.04)
12/1/2014 - 9/30/2015#	19.01	0.36	(1.74)	(1.38)	(0.64)	(0.34)
11/30/2014	18.57	0.34	0.49	0.83	(0.36)	(0.03)
11/30/2013	16.96	0.38	1.75	2.13	(0.43)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.16	2.02	2.18	(0.22)	—
Class P
9/30/2016	$16.84	$0.26	$1.56	$1.82	$(0.43)	$(0.04)
12/1/2014 - 9/30/2015#	19.24	0.43	(1.74)	(1.31)	(0.75)	(0.34)
11/30/2014	18.77	0.40	0.57	0.97	(0.47)	(0.03)
11/30/2013	17.06	0.47	1.79	2.26	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.39	1.89	2.28	(0.22)	—
Class R6
9/30/2016	$16.89	$0.22	$1.62	$1.84	$(0.44)	$(0.04)
12/1/2014 - 9/30/2015#	19.28	0.65	(1.94)	(1.29)	(0.76)	(0.34)
11/30/2014	18.80	0.49	0.49	0.98	(0.47)	(0.03)
11/30/2013	17.07	0.52	1.76	2.28	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.50	1.79	2.29	(0.22)	—
Administrative Class
9/30/2016	$16.76	$0.22	$1.55	$1.77	$(0.39)	$(0.04)
12/1/2014 - 9/30/2015#	19.15	1.22	(2.56)	(1.34)	(0.71)	(0.34)
11/30/2014	18.71	0.42	0.49	0.91	(0.44)	(0.03)
11/30/2013	17.01	0.22	1.99	2.21	(0.42)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.44	1.79	2.23	(0.22)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

250	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.38)	$18.07	10.55%	$3,753	0.51%		0.60%		1.17%		103%
(1.04)	16.71	(7.35)	10,022	0.37	(d)(e)	0.61	(d)(e)	2.74	(d)(e)	149
(0.48)	19.09	4.89	10,080	0.37		0.60		2.17		69
(0.55)	18.67	13.33	4,313	0.33		0.60		2.31		51
(0.22)	17.02	15.09	61	0.29	(d)	0.60	(d)	2.08	(d)	38

$(0.36)	$17.97	10.20%	$625	0.86%		0.86%		0.78%		103%
(0.98)	16.65	(7.59)	464	0.72	(d)(e)	0.86	(d)(e)	2.38	(d)(e)	149
(0.39)	19.01	4.52	449	0.72		0.85		1.82		69
(0.52)	18.57	12.94	356	0.68		0.85		2.17		51
(0.22)	16.96	14.67	293	0.64	(d)	0.85	(d)	1.07	(d)	38

$(0.47)	$18.19	10.95%	$12,764	0.21%		0.21%		1.49%		103%
(1.09)	16.84	(7.15)	10,650	0.07	(d)(e)	0.21	(d)(e)	2.88	(d)(e)	149
(0.50)	19.24	5.26	8,793	0.07		0.20		2.10		69
(0.55)	18.77	13.68	2,286	0.03		0.20		2.63		51
(0.22)	17.06	15.37	1,584	—	(d)(f)	0.20	(d)	2.46	(d)	38

$(0.48)	$18.25	11.06%	$7,919	0.11%		0.11%		1.25%		103%
(1.10)	16.89	(7.02)	3,563	—	(d)(e)(f)	0.10	(d)(e)	4.23	(d)(e)	149
(0.50)	19.28	5.33	5,477	—	(f)	0.10		2.55		69
(0.55)	18.80	13.80	4,587	—	(f)	0.12		2.91		51
(0.22)	17.07	15.44	3,733	—	(d)(f)	0.15	(d)	3.23	(d)	38

$(0.43)	$18.10	10.67%	$359	0.46%		0.46%		1.27%		103%
(1.05)	16.76	(7.37)	346	0.32	(d)(e)	0.46	(d)(e)	7.95	(d)(e)	149
(0.47)	19.15	4.95	1,763	0.32		0.45		2.24		69
(0.51)	18.71	13.40	1,542	0.28		0.45		1.23		51
(0.22)	17.01	15.02	12	0.24	(d)	0.45	(d)	2.84	(d)	38

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	251

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
9/30/2016	$18.72	$0.20	$1.78	$1.98	$(0.23)	$(0.37)
12/1/2014 - 9/30/2015#	21.87	0.44	(2.04)	(1.60)	(0.87)	(0.68)
11/30/2014	21.55	0.44	0.58	1.02	(0.57)	(0.13)
11/30/2013	19.48	0.42	2.32	2.74	(0.60)	(0.07)
11/30/2012	20.16	0.28	1.59	1.87	(0.76)	(1.79)
11/30/2011	22.00	0.61	(0.34)	0.27	(1.09)	(1.02)
Class C
9/30/2016	$18.52	$0.11	$1.71	$1.82	$(0.17)	$(0.37)
12/1/2014 - 9/30/2015#	21.62	0.31	(2.03)	(1.72)	(0.70)	(0.68)
11/30/2014	21.34	0.30	0.55	0.85	(0.44)	(0.13)
11/30/2013	19.25	0.30	2.27	2.57	(0.41)	(0.07)
11/30/2012	19.92	0.27	1.44	1.71	(0.59)	(1.79)
11/30/2011	21.85	0.44	(0.34)	0.10	(1.01)	(1.02)
Class R
9/30/2016	$18.68	$0.15	$1.76	$1.91	$(0.23)	$(0.37)
12/1/2014 - 9/30/2015#	21.80	0.37	(2.03)	(1.66)	(0.78)	(0.68)
11/30/2014	21.46	0.39	0.53	0.92	(0.45)	(0.13)
11/30/2013	19.47	0.37	2.29	2.66	(0.60)	(0.07)
11/30/2012	20.12	0.18	1.64	1.82	(0.68)	(1.79)
11/30/2011	21.97	0.58	(0.37)	0.21	(1.04)	(1.02)
Class P
9/30/2016	$18.97	$0.27	$1.80	$2.07	$(0.36)	$(0.37)
12/1/2014 - 9/30/2015#	22.14	0.47	(2.04)	(1.57)	(0.92)	(0.68)
11/30/2014	21.77	0.45	0.64	1.09	(0.59)	(0.13)
11/30/2013	19.64	0.48	2.35	2.83	(0.63)	(0.07)
11/30/2012	20.27	0.38	1.56	1.94	(0.78)	(1.79)
11/30/2011	22.10	0.69	(0.39)	0.30	(1.11)	(1.02)
Class R6
9/30/2016	$19.03	$0.30	$1.79	$2.09	$(0.36)	$(0.37)
12/1/2014 - 9/30/2015#	22.20	0.57	(2.13)	(1.56)	(0.93)	(0.68)
11/30/2014	21.80	0.57	0.55	1.12	(0.59)	(0.13)
11/30/2013	19.66	0.55	2.29	2.84	(0.63)	(0.07)
11/30/2012	20.30	0.58	1.38	1.96	(0.81)	(1.79)
11/30/2011	22.12	0.69	(0.35)	0.34	(1.14)	(1.02)
Administrative Class
9/30/2016	$18.87	$0.24	$1.77	$2.01	$(0.31)	$(0.37)
12/1/2014 - 9/30/2015#	22.03	0.80	(2.42)	(1.62)	(0.86)	(0.68)
11/30/2014	21.69	0.49	0.54	1.03	(0.56)	(0.13)
11/30/2013	19.58	0.22	2.55	2.77	(0.59)	(0.07)
11/30/2012	20.23	0.53	1.36	1.89	(0.75)	(1.79)
11/30/2011	22.06	0.65	(0.38)	0.27	(1.08)	(1.02)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

252	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.60)	$20.10	10.74%	$1,633	0.50%		0.60%		1.03%		89%
(1.55)	18.72	(7.79)	4,863	0.34	(d)(e)	0.61	(d)(e)	2.62	(d)(e)	147
(0.70)	21.87	4.85	4,772	0.35		0.60		2.02		78
(0.67)	21.55	14.50	1,014	0.30		0.60		2.08		54
(2.55)	19.48	10.64	1,371	0.26		0.60		1.45		47
(2.11)	20.16	0.80	71	0.41		2.92		2.85		51

$(0.54)	$19.80	9.96%	$145	1.25%		1.35%		0.56%		89%
(1.38)	18.52	(8.40)	148	1.09	(d)(e)	1.36	(d)(e)	1.83	(d)(e)	147
(0.57)	21.62	4.08	138	1.10		1.35		1.38		78
(0.48)	21.34	13.64	119	1.05		1.35		1.48		54
(2.38)	19.25	9.78	60	1.01		1.35		1.44		47
(2.03)	19.92	(0.01)	48	1.17		3.70		2.09		51

$(0.60)	$19.99	10.41%	$740	0.85%		0.85%		0.80%		89%
(1.46)	18.68	(8.07)	608	0.69	(d)(e)	0.86	(d)(e)	2.20	(d)(e)	147
(0.58)	21.80	4.41	584	0.70		0.85		1.79		78
(0.67)	21.46	14.11	497	0.65		0.85		1.85		54
(2.47)	19.47	10.30	359	0.61		0.85		0.96		47
(2.06)	20.12	0.51	17	0.69		3.21		2.71		51

$(0.73)	$20.31	11.12%	$10,021	0.20%		0.20%		1.42%		89%
(1.60)	18.97	(7.55)	7,750	0.04	(d)(e)	0.21	(d)(e)	2.74	(d)(e)	147
(0.72)	22.14	5.13	5,234	0.05		0.20		2.06		78
(0.70)	21.77	14.90	1,397	—		0.20		2.34		54
(2.57)	19.64	11.00	762	—	(f)	0.20		1.98		47
(2.13)	20.27	0.96	15	0.19		2.75		3.21		51

$(0.73)	$20.39	11.23%	$10,525	0.10%		0.10%		1.54%		89%
(1.61)	19.03	(7.49)	8,110	—	(d)(e)(f)	0.10	(d)(e)	3.31	(d)(e)	147
(0.72)	22.20	5.27	9,227	—	(f)	0.10		2.58		78
(0.70)	21.80	14.94	8,935	—	(f)	0.12		2.68		54
(2.60)	19.66	11.06	6,431	—	(f)	0.15		3.03		47
(2.16)	20.30	1.11	5,149	0.09		2.65		3.22		51

$(0.68)	$20.20	10.87%	$646	0.45%		0.45%		1.23%		89%
(1.54)	18.87	(7.80)	605	0.29	(d)(e)	0.46	(d)(e)	4.66	(d)(e)	147
(0.69)	22.03	4.87	1,245	0.30		0.45		2.25		78
(0.66)	21.69	14.66	1,194	0.25		0.45		1.07		54
(2.54)	19.58	10.62	17	0.21		0.45		2.77		47
(2.10)	20.23	0.82	15	0.37		2.93		3.04		51

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	253

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2055:
Class A
9/30/2016	$16.02	$0.17	$1.49	$1.66	$(0.28)	$(0.23)
12/1/2014 - 9/30/2015#	18.70	0.33	(1.69)	(1.36)	(0.76)	(0.56)
11/30/2014	18.51	0.39	0.50	0.89	(0.49)	(0.21)
11/30/2013	17.02	0.26	2.11	2.37	(0.59)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.80	2.24	(0.22)	—
Class R
9/30/2016	$15.97	$0.10	$1.48	$1.58	$(0.25)	$(0.23)
12/1/2014 - 9/30/2015#	18.63	0.26	(1.66)	(1.40)	(0.70)	(0.56)
11/30/2014	18.42	0.30	0.53	0.83	(0.41)	(0.21)
11/30/2013	16.97	0.30	2.00	2.30	(0.56)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.31	1.88	2.19	(0.22)	—
Class P
9/30/2016	$16.17	$0.20	$1.52	$1.72	$(0.34)	$(0.23)
12/1/2014 - 9/30/2015#	18.85	0.35	(1.68)	(1.33)	(0.79)	(0.56)
11/30/2014	18.61	0.38	0.57	0.95	(0.50)	(0.21)
11/30/2013	17.08	0.34	2.09	2.43	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.43	1.87	2.30	(0.22)	—
Class R6
9/30/2016	$16.22	$0.26	$1.48	$1.74	$(0.35)	$(0.23)
12/1/2014 - 9/30/2015#	18.90	0.46	(1.78)	(1.32)	(0.80)	(0.56)
11/30/2014	18.64	0.47	0.50	0.97	(0.50)	(0.21)
11/30/2013	17.09	0.49	1.96	2.45	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.50	1.81	2.31	(0.22)	—
Administrative Class
9/30/2016	$16.08	$0.18	$1.49	$1.67	$(0.31)	$(0.23)
12/1/2014 - 9/30/2015#	18.76	0.62	(1.98)	(1.36)	(0.76)	(0.56)
11/30/2014	18.55	0.38	0.52	0.90	(0.48)	(0.21)
11/30/2013	17.03	0.22	2.16	2.38	(0.57)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.81	2.25	(0.22)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

254	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Re imbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.51)	$17.17	10.52%	$1,036	0.51%		0.60%		1.02%		92%
(1.32)	16.02	(7.75)	1,399	0.34	(d)(e)	0.60	(d)(e)	2.26	(d)(e)	153
(0.70)	18.70	4.96	1,089	0.35		0.60		2.11		74
(0.88)	18.51	14.59	135	0.30		0.60		1.52		41
(0.22)	17.02	15.10	11	0.27	(d)	0.60	(d)	2.82	(d)	31

$(0.48)	$17.07	10.06%	$350	0.86%		0.86%		0.64%		92%
(1.26)	15.97	(7.98)	217	0.69	(d)(e)	0.85	(d)(e)	1.78	(d)(e)	153
(0.62)	18.63	4.61	144	0.70		0.85		1.61		74
(0.85)	18.42	14.22	72	0.65		0.85		1.75		41
(0.22)	16.97	14.75	39	0.62	(d)	0.85	(d)	1.99	(d)	31

$(0.57)	$17.32	10.84%	$3,457	0.21%		0.21%		1.21%		92%
(1.35)	16.17	(7.51)	1,762	0.04	(d)(e)	0.20	(d)(e)	2.42	(d)(e)	153
(0.71)	18.85	5.27	1,362	0.05		0.20		2.04		74
(0.90)	18.61	14.88	240	—		0.20		1.96		41
(0.22)	17.08	15.52	59	—	(d)(f)	0.20	(d)	2.77	(d)	31

$(0.58)	$17.38	10.91%	$2,982	0.11%		0.11%		1.60%		92%
(1.36)	16.22	(7.45)	2,591	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	153
(0.71)	18.90	5.37	4,934	—	(f)	0.10		2.52		74
(0.90)	18.64	15.06	4,388	—	(f)	0.12		2.77		41
(0.22)	17.09	15.52	3,509	—	(d)(f)	0.15	(d)	3.21	(d)	31

$(0.54)	$17.21	10.54%	$298	0.46%		0.46%		1.10%		92%
(1.32)	16.08	(7.75)	216	0.29	(d)(e)	0.45	(d)(e)	4.23	(d)(e)	153
(0.69)	18.76	5.00	357	0.30		0.45		2.06		74
(0.86)	18.55	14.67	221	0.25		0.45		1.22		41
(0.22)	17.03	15.17	11	0.22	(d)	0.46	(d)	2.87	(d)	31

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	255

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement Income:
Class A
9/30/2016	$17.34	$0.75	$1.09	$1.84	$(0.80)	$(0.07)
12/1/2014 - 9/30/2015#	19.35	0.48	(1.32)	(0.84)	(0.67)	(0.50)
11/30/2014	18.96	0.42	0.31	0.73	(0.34)	—
11/30/2013	19.20	0.50	0.03	0.53	(0.66)	(0.08)
11/30/2012	18.27	0.48	1.23	1.71	(0.58)	(0.20)
11/30/2011	18.52	0.37	0.25	0.62	(0.67)	(0.20)
Class C
9/30/2016	$17.16	$0.66	$1.04	$1.70	$(0.58)	$(0.07)
12/1/2014 - 9/30/2015#	19.14	0.38	(1.33)	(0.95)	(0.53)	(0.50)
11/30/2014	18.76	0.27	0.31	0.58	(0.20)	—
11/30/2013	18.99	0.37	0.01	0.38	(0.50)	(0.08)
11/30/2012	18.09	0.31	1.24	1.55	(0.45)	(0.20)
11/30/2011	18.36	0.27	0.21	0.48	(0.55)	(0.20)
Class R
9/30/2016	$17.92	$0.73	$1.11	$1.84	$(0.72)	$(0.07)
12/1/2014 - 9/30/2015#	19.95	0.44	(1.36)	(0.92)	(0.61)	(0.50)
11/30/2014	19.53	0.36	0.33	0.69	(0.27)	—
11/30/2013	19.74	0.46	0.01	0.47	(0.57)	(0.08)
11/30/2012	18.77	0.24	1.45	1.69	(0.52)	(0.20)
11/30/2011	18.73	0.53	0.05	0.58	(0.34)	(0.20)
Class P
9/30/2016	$17.58	$0.83	$1.09	$1.92	$(0.92)	$(0.07)
12/1/2014 - 9/30/2015#	19.61	0.51	(1.31)	(0.80)	(0.73)	(0.50)
11/30/2014	19.20	0.47	0.34	0.81	(0.40)	—
11/30/2013	19.44	0.46	0.13	0.59	(0.72)	(0.08)
11/30/2012	18.49	0.32	1.48	1.80	(0.65)	(0.20)
11/30/2011	18.41	0.63	0.03	0.66	(0.38)	(0.20)
Class R6
9/30/2016	$17.21	$0.82	$1.07	$1.89	$(0.95)	$(0.07)
12/1/2014 - 9/30/2015#	19.23	0.56	(1.33)	(0.77)	(0.75)	(0.50)
11/30/2014	18.83	0.49	0.33	0.82	(0.42)	—
11/30/2013	19.08	0.56	0.03	0.59	(0.73)	(0.08)
11/30/2012	18.16	0.49	1.28	1.77	(0.65)	(0.20)
11/30/2011	18.40	0.65	0.02	0.67	(0.71)	(0.20)
Administrative Class
9/30/2016	$17.60	$0.75	$0.94	$1.69	$(0.61)	$(0.07)
12/1/2014 - 9/30/2015#	19.56	1.70	(2.55)	(0.85)	(0.61)	(0.50)
11/30/2014	19.15	0.43	0.33	0.76	(0.35)	—
11/30/2013	19.41	0.22	0.32	0.54	(0.69)	(0.08)
11/30/2012	18.46	0.49	1.26	1.75	(0.60)	(0.20)
11/30/2011	18.40	0.59	0.03	0.62	(0.36)	(0.20)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.
(g)	Less than 0.01%.

256	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Distributions from Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reim bursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$—	$(0.87)	$18.31	10.97%	$10,140	0.40%		0.60%		4.25%		116%
—	(1.17)	17.34	(4.53)	6,006	0.44	(d)(e)	0.62	(d)(e)	3.15	(d)(e)	179
—	(0.34)	19.35	3.88	6,324	0.40		0.60		2.18		101
(0.03)	(0.77)	18.96	2.78	4,326	0.39		0.60		2.64		81
—	(0.78)	19.20	9.68	4,891	0.40		0.60		2.57		51
—	(0.87)	18.27	3.45	4,427	0.46		1.60		2.01		74

$—	$(0.65)	$18.21	10.16%	$3,361	1.15%		1.35%		3.75%		116%
—	(1.03)	17.16	(5.16)	2,988	1.19	(d)(e)	1.37	(d)(e)	2.49	(d)(e)	179
—	(0.20)	19.14	3.12	3,984	1.15		1.35		1.42		101
(0.03)	(0.61)	18.76	2.03	4,359	1.14		1.35		1.99		81
—	(0.65)	18.99	8.84	6,935	1.15		1.35		1.70		51
—	(0.75)	18.09	2.71	5,820	1.22		2.48		1.50		74

$—	$(0.79)	$18.97	10.59%	$519	0.75%		0.85%		4.00%		116%
—	(1.11)	17.92	(4.83)	238	0.79	(d)(e)	0.87	(d)(e)	2.78	(d)(e)	179
—	(0.27)	19.95	3.55	215	0.75		0.85		1.80		101
(0.03)	(0.68)	19.53	2.46	152	0.74		0.85		2.36		81
—	(0.72)	19.74	9.28	183	0.75		0.85		1.29		51
—	(0.54)	18.77	3.18	17	0.76		4.59		2.82		74

$—	$(0.99)	$18.51	11.32%	$17,120	0.10%		0.20%		4.63%		116%
—	(1.23)	17.58	(4.31)	5,450	0.14	(d)(e)	0.22	(d)(e)	3.31	(d)(e)	179
—	(0.40)	19.61	4.23	6,349	0.11		0.21		2.39		101
(0.03)	(0.83)	19.20	3.12	4,427	0.09	(f)	0.20		2.42		81
—	(0.85)	19.44	10.05	4,751	0.10		0.20		1.71		51
—	(0.58)	18.49	3.69	14	0.26		4.47		3.38		74

$—	$(1.02)	$18.08	11.40%	$19,128	—%		0.10%		4.70%		116%
—	(1.25)	17.21	(4.23)	8,058	0.04	(d)(e)	0.12	(d)(e)	3.69	(d)(e)	179
—	(0.42)	19.23	4.36	9,496	—	(f)(g)	0.10		2.56		101
(0.03)	(0.84)	18.83	3.23	9,487	—	(f)	0.12		2.96		81
—	(0.85)	19.08	10.11	11,294	—		0.15		2.64		51
—	(0.91)	18.16	3.77	4,904	0.16		1.81		3.53		74

$—	$(0.68)	$18.61	9.87%	$822	0.35%		0.45%		4.13%		116%
—	(1.11)	17.60	(4.53)	24	0.37	(d)(e)	0.45	(d)(e)	10.47	(d)(e)	179
—	(0.35)	19.56	3.97	2,001	0.35		0.45		2.20		101
(0.03)	(0.80)	19.15	2.92	2,461	0.34		0.45		1.16		81
—	(0.80)	19.41	9.71	15	0.35		0.45		2.59		51
—	(0.56)	18.46	3.49	14	0.44		4.65		3.21		74

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	257

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Allocation:
Class A
9/30/2016	$10.98	$0.07	$0.63	$0.70	$(0.05)	$(0.40)
12/1/2014 - 9/30/2015#	12.18	0.25	(0.89)	(0.64)	(0.42)	(0.14)
11/30/2014	11.90	0.30	0.25	0.55	(0.27)	—
11/30/2013	11.07	0.31	0.95	1.26	(0.43)	—
11/30/2012	10.30	0.25	0.84	1.09	(0.32)	—
11/30/2011	10.58	0.25	(0.14)	0.11	(0.39)	—
Class C
9/30/2016	$11.13	$(0.01)	$0.63	$0.62	$(0.03)	$(0.40)
12/1/2014 - 9/30/2015#	12.33	0.18	(0.91)	(0.73)	(0.33)	(0.14)
11/30/2014	12.04	0.22	0.24	0.46	(0.17)	—
11/30/2013	11.19	0.23	0.96	1.19	(0.34)	—
11/30/2012	10.41	0.17	0.85	1.02	(0.24)	—
11/30/2011	10.69	0.18	(0.16)	0.02	(0.30)	—
Class R
9/30/2016	$10.93	$0.05	$0.62	$0.67	$(0.05)	$(0.40)
12/1/2014 - 9/30/2015#	12.13	0.22	(0.88)	(0.66)	(0.40)	(0.14)
11/30/2014	11.84	0.28	0.26	0.54	(0.25)	—
11/30/2013	11.02	0.28	0.95	1.23	(0.41)	—
11/30/2012	10.26	0.21	0.84	1.05	(0.29)	—
11/30/2011	10.54	0.23	(0.15)	0.08	(0.36)	—
Class P
9/30/2016	$10.98	$0.12	$0.61	$0.73	$(0.07)	$(0.40)
12/1/2014 - 9/30/2015#	12.19	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.90	0.32	0.26	0.58	(0.29)	—
11/30/2013	11.07	0.32	0.96	1.28	(0.45)	—
11/30/2012	10.28	0.29	0.81	1.10	(0.31)	—
11/30/2011	10.56	0.27	(0.14)	0.13	(0.41)	—
Institutional Class
9/30/2016	$10.86	$0.10	$0.61	$0.71	$(0.06)	$(0.40)
12/1/2014 - 9/30/2015#	12.07	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.78	0.32	0.27	0.59	(0.30)	—
11/30/2013	10.97	0.32	0.95	1.27	(0.46)	—
11/30/2012	10.21	0.26	0.84	1.10	(0.34)	—
11/30/2011	10.48	0.27	(0.13)	0.14	(0.41)	—
Class R6
9/30/2016	$10.85	$0.05	$0.67	$0.72	$(0.07)	$(0.40)
9/8/2015* - 9/30/2015#	11.01	0.01	(0.13)	(0.12)	(0.04)	—
Administrative Class
9/30/2016	$11.25	$0.08	$0.64	$0.72	$(0.05)	$(0.40)
12/1/2014 - 9/30/2015#	12.47	0.23	(0.89)	(0.66)	(0.42)	(0.14)
11/30/2014	12.17	0.30	0.27	0.57	(0.27)	—
11/30/2013	11.30	0.43	0.85	1.28	(0.41)	—
11/30/2012	10.51	0.26	0.84	1.10	(0.31)	—
11/30/2011	10.78	0.13	(0.01)	0.12	(0.39)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

258	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(0.45)	$11.23	6.55%	$84,852	0.60%		1.13%		0.68%		57%
(0.56)	10.98	(5.45)	88,132	0.55	(d)(e)	1.30	(d)(e)	2.52	(d)(e)	113
(0.27)	12.18	4.62	65,499	0.40		1.34		2.48		48
(0.43)	11.90	11.79	69,565	0.41		1.36		2.68		45
(0.32)	11.07	10.64	70,312	0.43		1.38		2.32		57
(0.39)	10.30	0.95	73,816	0.47		1.35		2.32		64

$(0.43)	$11.32	5.72%	$46,387	1.38%		1.90%		(0.06)%		57%
(0.47)	11.13	(6.07)	51,322	1.29	(d)(e)	2.04	(d)(e)	1.78	(d)(e)	113
(0.17)	12.33	3.88	62,275	1.13		2.08		1.78		48
(0.34)	12.04	10.81	68,756	1.14		2.10		1.98		45
(0.24)	11.19	9.90	71,375	1.18		2.11		1.59		57
(0.30)	10.41	0.15	78,367	1.22		2.09		1.64		64

$(0.45)	$11.15	6.25%	$17	0.81%		1.33%		0.45%		57%
(0.54)	10.93	(5.61)	16	0.72	(d)(e)	1.50	(d)(e)	2.23	(d)(e)	113
(0.25)	12.13	4.57	17	0.56		1.53		2.32		48
(0.41)	11.84	11.44	17	0.59		1.54		2.42		45
(0.29)	11.02	10.44	15	0.67		1.56		2.02		57
(0.36)	10.26	0.73	14	0.72		1.59		2.11		64

$(0.47)	$11.24	6.78%	$1,901	0.30%		0.83%		1.10%		57%
(0.59)	10.98	(5.30)	2,069	0.33	(d)(e)	1.06	(d)(e)	2.52	(d)(e)	113
(0.29)	12.19	4.96	2,139	0.16		1.12		2.68		48
(0.45)	11.90	11.92	1,960	0.19		1.13		2.81		45
(0.31)	11.07	10.91	1,340	0.25		1.37		2.75		57
(0.41)	10.28	1.13	1,996	0.27		1.22		2.52		64

$(0.46)	$11.11	6.72%	$68,709	0.40%		0.92%		0.89%		57%
(0.59)	10.86	(5.34)	74,024	0.32	(d)(e)	1.07	(d)(e)	2.58	(d)(e)	113
(0.30)	12.07	5.01	74,957	0.16		1.11		2.69		48
(0.46)	11.78	11.90	68,675	0.16		1.11		2.81		45
(0.34)	10.97	11.01	57,357	0.15		1.14		2.47		57
(0.41)	10.21	1.31	47,916	0.16		1.12		2.50		64

$(0.47)	$11.10	6.81%	$291,767	0.30%		0.83%		0.48%		57%
(0.04)	10.85	(1.14)	91,912	0.30	(d)(e)	1.31	(d)(e)	2.07	(d)(e)	113

$(0.45)	$11.52	6.58%	$32	0.56%		1.08%		0.67%		57%
(0.56)	11.25	(5.50)	27	0.57	(d)(e)	1.23	(d)(e)	2.35	(d)(e)	113
(0.27)	12.47	4.68	33	0.41		1.27		2.45		48
(0.41)	12.17	11.59	24	0.41		1.48		3.73		45
(0.31)	11.30	10.70	1,653	0.40		1.42		2.35		57
(0.39)	10.51	1.05	1,649	0.41		1.36		1.19		64

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	259

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Dynamic Allocation:
Class A
9/30/2016	$17.99	$0.17	$0.66	$0.83	$(0.22)	$(0.28)
12/1/2014 - 9/30/2015#	21.93	0.39	(1.43)	(1.04)	(0.81)	(2.09)
11/30/2014	24.70	0.44	0.31	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.42	3.07	3.49	(0.61)	(0.22)
11/30/2012	20.72	0.51	1.71	2.22	(0.59)	(0.31)
11/30/2011	22.03	0.45	(0.33)	0.12	(0.91)	(0.52)
Class C
9/30/2016	$17.63	$0.08	$0.62	$0.70	$— (f)	$(0.28)
12/1/2014 - 9/30/2015#	21.52	0.30	(1.45)	(1.15)	(0.65)	(2.09)
11/30/2014	24.28	0.25	0.32	0.57	(0.47)	(2.86)
11/30/2013	21.71	0.30	2.97	3.27	(0.48)	(0.22)
11/30/2012	20.49	0.30	1.74	2.04	(0.51)	(0.31)
11/30/2011	21.81	0.24	(0.28)	(0.04)	(0.76)	(0.52)
Class R
9/30/2016	$17.84	$0.16	$0.63	$0.79	$(0.12)	$(0.28)
12/1/2014 - 9/30/2015#	21.79	0.36	(1.45)	(1.09)	(0.77)	(2.09)
11/30/2014	24.62	0.40	0.30	0.70	(0.67)	(2.86)
11/30/2013	21.90	0.23	3.20	3.43	(0.49)	(0.22)
11/30/2012	20.73	0.39	1.77	2.16	(0.68)	(0.31)
11/30/2011	22.01	0.40	(0.34)	0.06	(0.82)	(0.52)
Class P
9/30/2016	$17.97	$0.16	$0.71	$0.87	$(0.20)	$(0.28)
12/1/2014 - 9/30/2015#	21.94	0.40	(1.42)	(1.02)	(0.86)	(2.09)
11/30/2014	24.71	0.46	0.33	0.79	(0.70)	(2.86)
11/30/2013	22.08	0.38	3.14	3.52	(0.67)	(0.22)
11/30/2012	20.85	0.49	1.77	2.26	(0.72)	(0.31)
11/30/2011	22.12	0.63	(0.48)	0.15	(0.90)	(0.52)
Institutional Class
9/30/2016	$18.02	$0.23	$0.65	$0.88	$(0.25)	$(0.28)
12/1/2014 - 9/30/2015#	22.00	0.36	(1.37)	(1.01)	(0.88)	(2.09)
11/30/2014	24.74	0.48	0.34	0.82	(0.70)	(2.86)
11/30/2013	22.10	0.56	2.99	3.55	(0.69)	(0.22)
11/30/2012	20.87	0.51	1.78	2.29	(0.75)	(0.31)
11/30/2011	22.14	0.65	(0.48)	0.17	(0.92)	(0.52)
Class R6
2/1/2016* - 9/30/2016	$17.30	$0.09	$0.99	$1.08	$—	$—
Administrative Class
9/30/2016	$17.93	$0.21	$0.63	$0.84	$(0.14)	$(0.28)
12/1/2014 - 9/30/2015#	21.90	0.42	(1.46)	(1.04)	(0.84)	(2.09)
11/30/2014	24.67	0.42	0.33	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.48	3.01	3.49	(0.64)	(0.22)
11/30/2012	20.81	0.46	1.77	2.23	(0.69)	(0.31)
11/30/2011	22.08	0.59	(0.47)	0.12	(0.87)	(0.52)

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Less than $(0.01) per share.

260	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.50)	$18.32	4.69%	$5,198	0.76%		1.73%		0.96%		79%
(2.90)	17.99	(5.30)	1,324	0.63	(d)(e)	4.38	(d)(e)	2.46	(d)(e)	121
(3.52)	21.93	3.40	1,042	0.40		4.53		2.00		62
(0.83)	24.70	16.42	1,344	0.40		3.84		1.82		101
(0.90)	22.04	11.17	841	0.41		4.12		2.40		51
(1.43)	20.72	0.17	1,283	0.47		3.23		2.02		85

$(0.28)	$18.05	4.02%	$1,029	1.49%		2.69%		0.45%		79%
(2.74)	17.63	(5.95)	1,194	1.37	(d)(e)	5.05	(d)(e)	1.90	(d)(e)	121
(3.33)	21.52	2.57	1,346	1.18		5.31		1.16		62
(0.70)	24.28	15.52	1,455	1.18		4.53		1.33		101
(0.82)	21.71	10.34	1,277	1.18		4.65		1.44		51
(1.28)	20.49	(0.53)	1,241	1.20		4.46		1.13		85

$(0.40)	$18.23	4.50%	$159	1.01%		2.25%		0.90%		79%
(2.86)	17.84	(5.55)	152	0.87	(d)(e)	4.80	(d)(e)	2.27	(d)(e)	121
(3.53)	21.79	3.17	145	0.63		4.99		1.79		62
(0.71)	24.62	16.13	111	0.63		4.28		1.00		101
(0.99)	21.90	10.89	38	0.65		4.16		1.87		51
(1.34)	20.73	(0.08)	36	0.71		3.90		1.84		85

$(0.48)	$18.36	4.89%	$186	0.61%		1.47%		0.90%		79%
(2.95)	17.97	(5.19)	53	0.47	(d)(e)	4.07	(d)(e)	2.53	(d)(e)	121
(3.56)	21.94	3.57	43	0.23		4.40		2.06		62
(0.89)	24.71	16.62	41	0.23		3.76		1.65		101
(1.03)	22.08	11.35	17	0.23		3.67		2.32		51
(1.42)	20.85	0.34	15	0.27		3.26		2.84		85

$(0.53)	$18.37	4.98%	$37,722	0.51%		1.45%		1.27%		79%
(2.97)	18.02	(5.12)	4,714	0.39	(d)(e)	4.10	(d)(e)	2.27	(d)(e)	121
(3.56)	22.00	3.69	3,401	0.13		4.30		2.16		62
(0.91)	24.74	16.71	3,296	0.13		3.48		2.43		101
(1.06)	22.10	11.51	5,008	0.13		3.84		2.42		51
(1.44)	20.87	0.43	4,483	0.17		3.16		2.95		85

$—	$18.38	6.24%	$9,029	0.36	%(d)	1.36	%(d)	0.77	%(d)	79%

$(0.42)	$18.35	4.73%	$20	0.76%		1.89%		1.15%		79%
(2.93)	17.93	(5.29)	19	0.61	(d)(e)	4.29	(d)(e)	2.64	(d)(e)	121
(3.52)	21.90	3.38	26	0.38		4.55		1.90		62
(0.86)	24.67	16.48	20	0.38		3.79		2.09		101
(1.00)	22.04	11.20	17	0.38		3.82		2.17		51
(1.39)	20.81	0.20	15	0.42		3.41		2.69		85

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	261

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Megatrends:
Class A
9/30/2016	$13.84	$0.01	$1.94	$1.95	$(0.28)	$(0.80)
2/2/2015* - 9/30/2015#	15.00	(0.02)	(1.14)	(1.16)	—	—
Class P
9/30/2016	$13.86	$0.08	$1.89	$1.97	$(0.29)	$(0.80)
2/2/2015* - 9/30/2015#	15.00	—	(1.14)	(1.14)	—	—
Institutional Class
9/30/2016	$13.87	$0.07	$1.91	$1.98	$(0.29)	$(0.80)
2/2/2015* - 9/30/2015#	15.00	0.01	(1.14)	(1.13)	—	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

262	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(1.08)	$14.71	14.36%	$39	0.13%		5.99%		0.07%		5%
—	13.84	(7.73)	9	0.15	(d)(e)	6.65	(d)(e)	(0.15	)(d)(e)	—

$(1.09)	$14.74	14.55%	$11	—	%(f)	6.70%		0.61%		5%
—	13.86	(7.60)	27	—	(d)(e)	6.86	(d)(e)	—	(d)(e)	—

$(1.09)	$14.76	14.61%	$3,204	—	%(f)	5.84%		0.46%		5%
—	13.87	(7.53)	2,776	—	(d)(e)(f)	6.40	(d)(e)	0.10	(d)(e)	—

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	263

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles Emerging Markets Equity:
Class A
4/26/2016* - 9/30/2016	$13.08	$0.18	$1.18	$1.36	$—	$—
Class C
4/26/2016* - 9/30/2016	$13.08	$0.12	$1.20	$1.32	$—	$—
Class P
9/30/2016	$12.75	$0.22	$1.93	$2.15	$(0.17)	$(0.26)
12/9/2014* - 9/30/2015#	15.00	0.34	(2.59)	(2.25)	— (f)	—
Institutional Class
9/30/2016	$12.76	$0.25	$1.90	$2.15	$(0.19)	$(0.26)
12/9/2014* - 9/30/2015#	15.00	0.36	(2.60)	(2.24)	— (f)	—
Class R6
9/30/2016	$12.77	$0.30	$1.87	$2.17	$(0.24)	$(0.26)
12/9/2014* - 9/30/2015#	15.00	0.37	(2.60)	(2.23)	— (f)	—
AllianzGI Best Styles Global Equity:
Class A
9/30/2016	$14.60	$0.28	$0.89	$1.17	$(0.15)	$—
12/1/2014 - 9/30/2015#	16.57	0.52	(1.65)	(1.13)	(0.43)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.05	0.01	0.06	—	—
Class C
4/26/2016* - 9/30/2016	$15.29	$0.11	$0.21	$0.32	$—	$—
Class P
9/30/2016	$14.68	$0.32	$0.89	$1.21	$(0.10)	$—
12/22/2014* - 9/30/2015#	15.68	0.27	(1.27)	(1.00)	— (f)	— (f)
Institutional Class
9/30/2016	$14.63	$0.37	$0.84	$1.21	$(0.16)	$—
12/1/2014 - 9/30/2015#	16.58	0.28	(1.38)	(1.10)	(0.44)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.06	0.01	0.07	—	—
Class R6
9/30/2016	$14.70	$0.37	$0.86	$1.23	$(0.15)	$—
12/1/2014 - 9/30/2015#	16.58	0.31	(1.40)	(1.09)	(0.38)	(0.41)
12/2/2013* - 11/30/2014	15.00	0.38	1.20	1.58	—	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Less than $(0.01) per share.

264	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$14.44		10.40%		$11	0.95	%(c)	4.30	%(c)	3.03	%(c)	95%

$—	$14.40		10.09%		$14	1.70	%(c)	5.13	%(c)	2.08	%(c)	95%

$(0.43)	$14.47	(e)	17.42	%(e)	$10	0.80%		3.94%		1.72%		95%
— (f)	12.75		(14.98)		8	0.80	(c)(d)	5.81	(c)(d)	2.88	(c)(d)	29

$(0.45)	$14.46	(e)	17.52	%(e)	$10	0.70%		3.89%		1.97%		95%
— (f)	12.76		(14.91)		9	0.70	(c)(d)	5.82	(c)(d)	2.98	(c)(d)	29

$(0.50)	$14.44	(e)	17.66	%(e)	$12,441	0.60%		3.88%		2.34%		95%
— (f)	12.77		(14.84)		4,745	0.60	(c)(d)	5.79	(c)(d)	3.13	(c)(d)	29

$(0.15)	$15.62		8.09%		$36,257	0.75%		0.79%		1.88%		70%
(0.84)	14.60		(7.13)		32,383	0.75	(c)(d)	1.22	(c)(d)	4.64	(c)(d)	35
—	16.57		0.36		10	0.75	(c)	2.53	(c)	1.31	(c)	76

$—	$15.61		2.09%		$10	1.49	%(c)	1.49	%(c)	1.68	%(c)	70%

$(0.10)	$15.79		8.28%		$2,851	0.60%		0.62%		2.13%		70%
— (f)	14.68		(6.35)		4,069	0.61	(c)(d)	0.69	(c)(d)	2.20	(c)(d)	35

$(0.16)	$15.68		8.31%		$2,390	0.50%		0.51%		2.44%		70%
(0.85)	14.63		(6.92)		366	0.51	(c)(d)	0.68	(c)(d)	2.17	(c)(d)	35
—	16.58		0.42		10	0.50	(c)	2.27	(c)	1.56	(c)	76

$(0.15)	$15.78		8.41%		$560,066	0.40%		0.49%		2.42%		70%
(0.79)	14.70		(6.83)		250,203	0.40	(c)(d)	0.70	(c)(d)	2.39	(c)(d)	35
—	16.58		10.53		33,422	0.40	(c)	1.80	(c)	2.40	(c)	76

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	265

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles International Equity:
Class A
4/26/2016* - 9/30/2016	$14.20	$0.23	$(0.22)	$0.01	$—	$—
Class C
4/26/2016* - 9/30/2016	$14.20	$0.17	$(0.21)	$(0.04)	$—	$—
Class P
9/30/2016	$13.83	$0.40	$0.23	$0.63	$(0.12)	$(0.13)
12/9/2014* - 9/30/2015#	15.00	0.37	(1.53)	(1.16)	(0.01)	—
Institutional Class
9/30/2016	$13.84	$0.48	$0.16	$0.64	$(0.13)	$(0.13)
12/9/2014* - 9/30/2015#	15.00	0.38	(1.53)	(1.15)	(0.01)	—
Class R6
9/30/2016	$13.85	$0.45	$0.21	$0.66	$(0.18)	$(0.13)
12/9/2014* - 9/30/2015#	15.00	0.40	(1.54)	(1.14)	(0.01)	—
AllianzGI Best Styles U.S. Equity:
Class A
4/26/2016* - 9/30/2016	$14.91	$0.11	$0.45	$0.56	$—	$—
Class C
4/26/2016* - 9/30/2016	$14.91	$0.06	$0.45	$0.51	$—	$—
Class P
9/30/2016	$14.19	$0.24	$1.30	$1.54	$(0.22)	$(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.97)	(0.79)	(0.02)	—
Institutional Class
9/30/2016	$14.20	$0.25	$1.32	$1.57	$(0.23)	$(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.96)	(0.78)	(0.02)	—
Class R6
9/30/2016	$14.21	$0.27	$1.31	$1.58	$(0.21)	$(0.05)
12/1/2014* - 9/30/2015#	15.00	0.20	(0.97)	(0.77)	(0.02)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

266	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$14.21	0.07%	$12	0.80	%(c)	1.24	%(c)	3.88	%(c)	103%

$—	$14.16	(0.28)%	$15	1.55	%(c)	2.02	%(c)	2.79	%(c)	103%

$(0.25)	$14.21	4.57%	$10	0.65%		0.97%		2.87%		103%
(0.01)	13.83	(7.74)	9	0.65	(c)(d)	2.06	(c)(d)	2.99	(c)(d)	29

$(0.26)	$14.22	4.66%	$36	0.55%		1.01%		3.49%		103%
(0.01)	13.84	(7.66)	9	0.55	(c)(d)	2.06	(c)(d)	3.09	(c)(d)	29

$(0.31)	$14.20	4.74%	$71,088	0.45%		0.99%		3.25%		103%
(0.01)	13.85	(7.59)	56,210	0.45	(c)(d)	1.62	(c)(d)	3.31	(c)(d)	29

$—	$15.47	3.76%	$47	0.75	%(c)	0.93	%(c)	1.75	%(c)	64%

$—	$15.42	3.42%	$10	1.50	%(c)	1.61	%(c)	0.88	%(c)	64%

$(0.27)	$15.46	10.95%	$54	0.60%		0.71%		1.63%		64%
(0.02)	14.19	(5.27)	25	0.60	(c)(d)	1.32	(c)(d)	1.40	(c)(d)	51

$(0.28)	$15.49	11.20%	$86	0.50%		0.75%		1.72%		64%
(0.02)	14.20	(5.20)	1,771	0.50	(c)(d)	1.45	(c)(d)	1.51	(c)(d)	51

$(0.26)	$15.53	11.23%	$100,878	0.40%		0.62%		1.80%		64%
(0.02)	14.21	(5.12)	86,456	0.40	(c)(d)	0.74	(c)(d)	1.63	(c)(d)	51

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	267

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI China Equity:
Class A
9/30/2016	$15.29	$0.36	$1.49	$1.85	$(0.48)	$—
12/1/2014 - 9/30/2015#	17.31	0.68	(1.80)	(1.12)	(0.53)	(0.37)
11/30/2014	16.85	0.20	0.38	0.58	(0.12)	—
11/30/2013	14.78	0.15	2.13	2.28	(0.21)	—
11/30/2012	15.01	0.16	0.91	1.07	(0.10)	(1.20)
11/30/2011	19.81	0.60	(4.58)	(3.98)	— (f)	(0.82)
Class C
9/30/2016	$15.54	$0.16	$1.59	$1.75	$(0.38)	$—
12/1/2014 - 9/30/2015#	17.22	0.20	(1.43)	(1.23)	(0.08)	(0.37)
11/30/2014	16.78	(0.02)	0.46	0.44	— (f)	—
11/30/2013	14.63	(0.03)	2.18	2.15	— (f)	—
11/30/2012	14.88	0.06	0.89	0.95	— (f)	(1.20)
11/30/2011	19.78	(0.10)	(3.98)	(4.08)	— (f)	(0.82)
Class P
9/30/2016	$16.06	$0.30	$1.72	$2.02	$(0.14)	$—
12/1/2014 - 9/30/2015#	17.58	0.61	(1.76)	(1.15)	— (f)	(0.37)
11/30/2014	16.99	0.19	0.43	0.62	(0.03)	—
11/30/2013	14.78	0.23	2.11	2.34	(0.13)	—
11/30/2012	15.10	0.01	1.08	1.09	(0.21)	(1.20)
11/30/2011	19.87	0.12	(4.06)	(3.94)	(0.01)	(0.82)
Institutional Class
9/30/2016	$15.42	$0.33	$1.57	$1.90	$(0.52)	$—
12/1/2014 - 9/30/2015#	17.30	0.20	(1.31)	(1.11)	(0.40)	(0.37)
11/30/2014	16.82	0.22	0.39	0.61	(0.13)	—
11/30/2013	14.81	0.20	2.13	2.33	(0.32)	—
11/30/2012	15.12	0.20	0.90	1.10	(0.21)	(1.20)
11/30/2011	19.88	0.18	(4.10)	(3.92)	(0.02)	(0.82)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the net asset value and the total return by $0.12 and 0.82%, respectively.
(f)	Less than $(0.01) per share.

268	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.48)	$16.66		12.42%	$1,341	1.70%		6.88%		2.45%		58%
(0.90)	15.29		(6.91)	872	1.70	(c)(d)	4.67	(c)(d)	4.23	(c)(d)	130
(0.12)	17.31		3.47	367	1.70		5.73		1.21		123
(0.21)	16.85	(e)	15.58 (e)	137	1.73		5.88		0.96		36
(1.30)	14.78		8.35	137	1.72		6.54		1.15		36
(0.82)	15.01		(20.45)	191	1.73		5.29		3.25		132

$(0.38)	$16.91		11.51%	$47	2.45%		7.64%		1.02%		58%
(0.45)	15.54		(7.47)	111	2.45	(c)(d)	6.60	(c)(d)	1.30	(c)(d)	130
— (f)	17.22		2.63	27	2.50		6.92		(0.10)		123
— (f)	16.78	(e)	14.70 (e)	52	2.56		6.59		(0.20)		36
(1.20)	14.63		7.49	55	2.52		8.46		0.43		36
(0.82)	14.88		(21.02)	108	2.56		6.74		(0.56)		132

$(0.14)	$17.94		12.66%	$14	1.51%		6.61%		1.88%		58%
(0.37)	16.06		(6.80)	16	1.51	(c)(d)	4.22	(c)(d)	3.64	(c)(d)	130
(0.03)	17.58		3.62	38	1.51		4.74		1.07		123
(0.13)	16.99	(e)	15.93 (e)	13	1.51		5.73		1.53		36
(1.41)	14.78		8.51	25	1.50		5.74		0.08		36
(0.83)	15.10		(20.18)	124	1.51		8.18		0.79		132

$(0.52)	$16.80		12.68%	$2,186	1.45%		6.47%		2.21%		58%
(0.77)	15.42		(6.72)	3,115	1.45	(c)(d)	4.99	(c)(d)	1.32	(c)(d)	130
(0.13)	17.30		3.68	4,226	1.45		5.93		1.37		123
(0.32)	16.82	(e)	15.99 (e)	4,076	1.45		5.69		1.31		36
(1.41)	14.81		8.64	3,490	1.43		6.19		1.41		36
(0.84)	15.12		(20.11)	3,216	1.45		5.96		1.04		132

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	269

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
9/30/2016	$32.13	$0.64	$1.29	$1.93	$(0.53)	$(2.51)
12/1/2014 - 9/30/2015#	36.54	0.31	(1.88)	(1.57)	(0.55)	(2.29)
11/30/2014	34.91	0.39	2.81	3.20	(0.73)	(0.84)
11/30/2013	28.27	0.54	6.59	7.13	(0.49)	—
11/30/2012	28.11	0.53	1.95	2.48	(0.75)	(1.57)
11/30/2011	28.21	0.55	0.01	0.56	(0.66)	—
Class C
9/30/2016	$32.20	$0.42	$1.30	$1.72	$(0.22)	$(2.51)
12/1/2014 - 9/30/2015#	36.55	0.10	(1.88)	(1.78)	(0.28)	(2.29)
11/30/2014	34.93	0.13	2.80	2.93	(0.47)	(0.84)
11/30/2013	28.30	0.30	6.60	6.90	(0.27)	—
11/30/2012	28.15	0.32	1.96	2.28	(0.56)	(1.57)
11/30/2011	28.30	0.34	0.03	0.37	(0.52)	—
Class R
9/30/2016	$32.08	$0.52	$1.27	$1.79	$(0.39)	$(2.51)
12/1/2014 - 9/30/2015#	36.45	0.20	(1.87)	(1.67)	(0.41)	(2.29)
11/30/2014	34.87	0.26	2.81	3.07	(0.65)	(0.84)
11/30/2013	28.20	0.34	6.61	6.95	(0.28)	—
11/30/2012	28.08	0.43	1.95	2.38	(0.69)	(1.57)
11/30/2011	28.17	0.48	0.02	0.50	(0.59)	—
Class P
9/30/2016	$32.07	$0.72	$1.27	$1.99	$(0.71)	$(2.51)
12/1/2014 - 9/30/2015#	36.47	0.39	(1.87)	(1.48)	(0.63)	(2.29)
11/30/2014	34.84	0.47	2.80	3.27	(0.80)	(0.84)
11/30/2013	28.20	0.63	6.55	7.18	(0.54)	—
11/30/2012	28.04	0.58	1.94	2.52	(0.79)	(1.57)
11/30/2011	28.12	0.60	0.01	0.61	(0.69)	—
Institutional Class
9/30/2016	$32.02	$0.74	$1.26	$2.00	$(0.75)	$(2.51)
12/1/2014 - 9/30/2015#	36.42	0.40	(1.86)	(1.46)	(0.65)	(2.29)
11/30/2014	34.80	0.50	2.79	3.29	(0.83)	(0.84)
11/30/2013	28.16	0.61	6.59	7.20	(0.56)	—
11/30/2012	28.00	0.62	1.94	2.56	(0.83)	(1.57)
11/30/2011	28.08	0.63	0.01	0.64	(0.72)	—
Administrative Class
9/30/2016	$32.14	$0.66	$1.29	$1.95	$(0.62)	$(2.51)
12/1/2014 - 9/30/2015#	36.54	0.33	(1.88)	(1.55)	(0.56)	(2.29)
11/30/2014	34.84	0.43	2.79	3.22	(0.68)	(0.84)
11/30/2013	28.20	0.53	6.59	7.12	(0.48)	—
11/30/2012	28.04	0.55	1.94	2.49	(0.76)	(1.57)
11/30/2011	28.14	0.55	0.01	0.56	(0.66)	—

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

270	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(3.04)	$31.02		6.42%	$259,711	0.99%		0.99%		2.12%		101%
(2.84)	32.13		(4.56)	465,080	0.98	(c)(d)	0.98	(c)(d)	1.08	(c)(d)	73
(1.57)	36.54	(e)	9.47 (e)	483,863	0.97		0.97		1.09		94
(0.49)	34.91		25.49	319,778	0.96		0.96		1.67		81
(2.32)	28.27		9.64	94,347	1.01		1.01		1.91		108
(0.66)	28.11		1.95	64,857	0.97		0.97		1.89		129

$(2.73)	$31.19		5.65%	$67,423	1.71%		1.71%		1.40%		101%
(2.57)	32.20		(5.11)	101,326	1.71	(c)(d)	1.71	(c)(d)	0.34	(c)(d)	73
(1.31)	36.55	(e)	8.66 (e)	127,201	1.70		1.70		0.36		94
(0.27)	34.93		24.55	113,799	1.70		1.70		0.94		81
(2.13)	28.30		8.81	36,917	1.76		1.76		1.16		108
(0.52)	28.15		1.26	27,465	1.74		1.74		1.17		129

$(2.90)	$30.97		5.95%	$1,145	1.43%		1.43%		1.73%		101%
(2.70)	32.08		(4.82)	1,592	1.36	(c)(d)	1.36	(c)(d)	0.70	(c)(d)	73
(1.49)	36.45	(e)	9.10 (e)	1,440	1.30		1.30		0.74		94
(0.28)	34.87		24.86	394	1.51		1.51		1.06		81
(2.26)	28.20		9.25	210	1.36		1.36		1.58		108
(0.59)	28.08		1.76	37	1.22		1.22		1.67		129

$(3.22)	$30.84		6.67%	$88,900	0.73%		0.73%		2.38%		101%
(2.92)	32.07		(4.32)	160,998	0.69	(c)(d)	0.69	(c)(d)	1.36	(c)(d)	73
(1.64)	36.47	(e)	9.71 (e)	224,860	0.74		0.74		1.32		94
(0.54)	34.84		25.76	251,377	0.75		0.75		1.96		81
(2.36)	28.20		9.84	53,368	0.80		0.86		2.12		108
(0.69)	28.04		2.14	37,551	0.80		0.83		2.07		129

$(3.26)	$30.76		6.73%	$1,089,974	0.67%		0.67%		2.47%		101%
(2.94)	32.02		(4.27)	1,428,098	0.66	(c)(d)	0.66	(c)(d)	1.40	(c)(d)	73
(1.67)	36.42	(e)	9.79 (e)	1,781,193	0.65		0.65		1.41		94
(0.56)	34.80		25.88	1,583,824	0.65		0.65		1.93		81
(2.40)	28.16		10.00	804,646	0.67		0.67		2.26		108
(0.72)	28.00		2.24	521,854	0.70		0.70		2.16		129

$(3.13)	$30.96		6.52%	$1,428	0.90%		0.90%		2.20%		101%
(2.85)	32.14		(4.49)	1,998	0.89	(c)(d)	0.89	(c)(d)	1.15	(c)(d)	73
(1.52)	36.54	(e)	9.57 (e)	3,783	0.89		0.89		1.22		94
(0.48)	34.84		25.55	12,951	0.90		0.90		1.65		81
(2.33)	28.20		9.70	2,199	0.92		0.92		2.00		108
(0.66)	28.04		2.00	1,352	0.97		0.97		1.90		129

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	271

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Emerging Markets Consumer:
Class A
9/30/2016	$12.24	$0.11	$1.31	$1.42	$(0.06)
12/1/2014* - 9/30/2015#	15.00	0.13	(2.89)	(2.76)	—
Institutional Class
9/30/2016	$12.28	$0.19	$1.28	$1.47	$(0.07)
12/1/2014* - 9/30/2015#	15.00	0.13	(2.85)	(2.72)	—
AllianzGI Emerging Markets Debt:
Class A
9/30/2016	$13.51	$0.71	$1.32	$2.03	$(0.65)
12/1/2014 - 9/30/2015#	14.92	0.47	(1.35)	(0.88)	(0.53)
9/15/2014* - 11/30/2014	15.00	0.11	(0.19)	(0.08)	—
Class C
9/30/2016	$13.51	$0.61	$1.32	$1.93	$(0.48)
12/1/2014 - 9/30/2015#	14.90	0.39	(1.36)	(0.97)	(0.42)
9/15/2014* - 11/30/2014	15.00	0.09	(0.19)	(0.10)	—
Class P
9/30/2016	$13.51	$0.70	$1.35	$2.05	$(0.66)
12/1/2014 - 9/30/2015#	14.92	0.49	(1.34)	(0.85)	(0.56)
9/15/2014* - 11/30/2014	15.00	0.12	(0.20)	(0.08)	—
Institutional Class
9/30/2016	$13.51	$0.72	$1.34	$2.06	$(0.69)
12/1/2014 - 9/30/2015#	14.93	0.50	(1.35)	(0.85)	(0.57)
9/15/2014* - 11/30/2014	15.00	0.12	(0.19)	(0.07)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

272	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$13.60	11.67%	$48	1.58%		38.88%		0.90%		91%
12.24	(18.40)	37	1.65	(c)(d)	9.30	(c)(d)	1.15	(c)(d)	77

$13.68	12.06%	$44,630	1.22%		2.04%		1.49%		91%
12.28	(18.13)	15,591	1.30	(c)(d)	3.55	(c)(d)	1.14	(c)(d)	77

$14.89	15.39%	$175	1.20%		1.68%		5.01%		123%
13.51	(6.00)	9	1.23	(c)(d)	2.32	(c)(d)	3.97	(c)(d)	125
14.92	(0.53)	10	1.20	(c)	2.51	(c)	3.65	(c)	27

$14.96	14.56%	$109	1.95%		2.34%		4.28%		123%
13.51	(6.61)	9	1.98	(c)(d)	3.06	(c)(d)	3.23	(c)(d)	125
14.90	(0.67)	10	1.95	(c)	3.25	(c)	2.90	(c)	27

$14.90	15.57%	$11	1.05%		1.40%		5.02%		123%
13.51	(5.86)	10	1.08	(c)(d)	2.06	(c)(d)	4.12	(c)(d)	125
14.92	(0.53)	10	1.05	(c)	2.25	(c)	3.80	(c)	27

$14.88	15.67%	$43,318	0.95%		1.40%		5.15%		123%
13.51	(5.82)	28,557	0.97	(c)(d)	2.07	(c)(d)	4.22	(c)(d)	125
14.93	(0.47)	29,856	0.95	(c)	2.28	(c)	3.91	(c)	27

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	273

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Emerging Markets Small-Cap:
Class A
9/30/2016	$14.04	$0.16	$1.16	$1.32	$(0.21)
12/1/2014* - 9/30/2015#	15.00	0.26	(1.22)	(0.96)	— (c)
Institutional Class
9/30/2016	$14.08	$0.30	$1.06	$1.36	$(0.14)
12/1/2014* - 9/30/2015#	15.00	0.22	(1.14)	(0.92)	— (c)
AllianzGI Europe Equity Dividend:
Class A
9/30/2016	$13.59	$0.53	$0.60	$1.13	$(0.40)
2/2/2015* - 9/30/2015#	15.00	0.37	(1.78)	(1.41)	—
Class C
9/30/2016	$13.52	$0.43	$0.60	$1.03	$(0.31)
2/2/2015* - 9/30/2015#	15.00	0.28	(1.76)	(1.48)	—
Class P
9/30/2016	$13.60	$0.44	$0.72	$1.16	$(0.39)
2/2/2015* - 9/30/2015#	15.00	0.40	(1.80)	(1.40)	—
Institutional Class
9/30/2016	$13.61	$0.55	$0.62	$1.17	$(0.44)
2/2/2015* - 9/30/2015#	15.00	0.39	(1.78)	(1.39)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

274	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$15.15	9.54%	$67	1.85%		6.84%		1.14%		147%
14.04	(6.39)	621	1.85	(d)(e)	9.40	(d)(e)	2.12	(d)(e)	103

$15.30	9.80%	$13,367	1.50%		4.72%		2.08%		147%
14.08	(6.11)	7,921	1.50	(d)(e)	7.77	(d)(e)	1.78	(d)(e)	103

$14.32	8.45%	$49	1.21%		10.11%		3.81%		35%
13.59	(9.40)	9	1.20	(d)(e)	11.69	(d)(e)	3.86	(d)(e)	16

$14.24	7.70%	$15	1.96%		11.04%		3.10%		35%
13.52	(9.87)	11	1.95	(d)(e)	11.78	(d)(e)	2.93	(d)(e)	16

$14.37	8.59%	$10	1.05%		10.71%		3.13%		35%
13.60	(9.33)	22	1.05	(d)(e)	11.62	(d)(e)	4.12	(d)(e)	16

$14.34	8.73%	$6,273	0.95%		9.97%		3.90%		35%
13.61	(9.27)	2,915	0.95	(d)(e)	11.18	(d)(e)	4.00	(d)(e)	16

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	275

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Fundamental Strategy:
Class A
9/30/2016	$14.71	$0.25	$0.95	$1.20	$(0.61)	$(0.09)
12/1/2014 - 9/30/2015#	15.95	0.17	(0.85)	(0.68)	(0.56)	—
11/30/2014	15.45	0.26	0.42	0.68	(0.12)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.06	0.39	0.45	—	—
Class C
9/30/2016	$14.66	$0.15	$0.94	$1.09	$(0.43)	$(0.09)
12/1/2014 - 9/30/2015#	15.84	0.10	(0.88)	(0.78)	(0.40)	—
11/30/2014	15.40	0.14	0.42	0.56	(0.06)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.01	0.39	0.40	—	—
Class P
9/30/2016	$14.77	$0.28	$0.94	$1.22	$(0.56)	$(0.09)
12/1/2014 - 9/30/2015#	15.98	0.21	(0.88)	(0.67)	(0.54)	—
11/30/2014	15.46	0.28	0.43	0.71	(0.13)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.07	0.39	0.46	—	—
Institutional Class
9/30/2016	$14.78	$0.31	$0.93	$1.24	$(0.57)	$(0.09)
12/1/2014 - 9/30/2015#	15.99	0.22	(0.88)	(0.66)	(0.55)	—
11/30/2014	15.47	0.30	0.42	0.72	(0.14)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.08	0.39	0.47	—	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

276	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.70)	$15.21		8.46%	$134	1.25%		2.27%		1.71%		37%
(0.56)	14.71		(4.37)	140	1.25	(c)(d)	2.29	(c)(d)	1.37	(c)(d)	16
(0.18)	15.95	(e)	4.45 (e)	16	1.25		2.36		1.62		28
—	15.45		3.00	10	1.25	(c)	2.41	(c)	0.96	(c)	2

$(0.52)	$15.23		7.64%	$14	2.00%		2.98%		1.01%		37%
(0.40)	14.66		(5.03)	10	2.00	(c)(d)	2.81	(c)(d)	0.75	(c)(d)	16
(0.12)	15.84	(e)	3.69 (e)	11	2.00		3.14		0.88		28
—	15.40		2.67	10	2.00	(c)	3.16	(c)	0.21	(c)	2

$(0.65)	$15.34		8.59%	$11	1.10%		1.96%		1.92%		37%
(0.54)	14.77		(4.31)	10	1.10	(c)(d)	1.82	(c)(d)	1.66	(c)(d)	16
(0.19)	15.98	(e)	4.66 (e)	11	1.10		2.14		1.79		28
—	15.46		3.07	10	1.10	(c)	2.16	(c)	1.12	(c)	2

$(0.66)	$15.36		8.69%	$15,842	1.00%		1.93%		2.07%		37%
(0.55)	14.78		(4.20)	19,317	1.00	(c)(d)	1.80	(c)(d)	1.76	(c)(d)	16
(0.20)	15.99	(e)	4.72 (e)	22,115	1.00		2.15		1.90		28
—	15.47		3.13	20,682	1.00	(c)	2.14	(c)	1.23	(c)	2

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	277

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Sustainability:
Class A
9/30/2016	$14.10	$0.14	$1.76	$1.90	$(0.20)	$—
12/9/2014* - 9/30/2015#	15.00	0.11	(1.01)	(0.90)	—	—
Class P
9/30/2016	$14.12	$0.17	$1.75	$1.92	$(0.13)	$—
12/9/2014* - 9/30/2015#	15.00	0.15	(1.03)	(0.88)	—	—
Institutional Class
9/30/2016	$14.13	$0.22	$1.71	$1.93	$(0.14)	$—
12/9/2014* - 9/30/2015#	15.00	0.16	(1.03)	(0.87)	—	—
AllianzGI Global Water:
Class A
9/30/2016	$11.99	$0.08	$2.44	$2.52	$(0.03)	$(0.02)
12/1/2014 - 9/30/2015#	12.70	0.06	(0.74)	(0.68)	(0.03)	—
11/30/2014	12.41	0.07	0.25	0.32	(0.03)	—
11/30/2013	10.26	0.07	2.20	2.27	(0.12)	—
11/30/2012	8.89	0.12	1.30	1.42	(0.05)	—
11/30/2011	8.75	0.06	0.08	0.14	— (e)	—
Class C
9/30/2016	$11.59	$(0.02)	$2.35	$2.33	$— (e)	$(0.02)
12/1/2014 - 9/30/2015#	12.33	(0.02)	(0.72)	(0.74)	— (e)	—
11/30/2014	12.11	(0.03)	0.25	0.22	— (e)	—
11/30/2013	10.02	(0.02)	2.16	2.14	(0.05)	—
11/30/2012	8.70	0.05	1.27	1.32	— (e)	—
11/30/2011	8.62	(0.01)	0.09	0.08	— (e)	—
Class P
9/30/2016	$12.05	$0.11	$2.45	$2.56	$(0.05)	$(0.02)
12/1/2014 - 9/30/2015#	12.80	0.09	(0.75)	(0.66)	(0.09)	—
11/30/2014	12.49	0.09	0.27	0.36	(0.05)	—
11/30/2013	10.30	0.09	2.21	2.30	(0.11)	—
11/30/2012	8.93	0.14	1.30	1.44	(0.07)	—
11/30/2011	8.77	0.07	0.09	0.16	— (e)	—
Institutional Class
9/30/2016	$11.90	$0.11	$2.41	$2.52	$(0.07)	$(0.02)
12/1/2014 - 9/30/2015#	12.61	0.09	(0.73)	(0.64)	(0.07)	—
11/30/2014	12.37	0.11	0.24	0.35	(0.11)	—
11/30/2013	10.25	0.09	2.21	2.30	(0.18)	—
11/30/2012	8.88	0.12	1.32	1.44	(0.07)	—
11/30/2011	8.71	0.08	0.09	0.17	— (e)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Less than $(0.01) per share.

278	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.20)	$15.80	13.54%	$125	1.20%		21.93%		0.94%		20%
—	14.10	(6.00)	62	1.20	(c)(d)	15.36	(c)(d)	0.89	(c)(d)	25

$(0.13)	$15.91	13.67%	$11	1.05%		3.44%		1.15%		20%
—	14.12	(5.87)	9	1.05	(c)(d)	8.70	(c)(d)	1.22	(c)(d)	25

$(0.14)	$15.92	13.77%	$20,610	0.95%		2.04%		1.47%		20%
—	14.13	(5.80)	2,826	0.95	(c)(d)	8.70	(c)(d)	1.32	(c)(d)	25

$(0.05)	$14.46	21.06%	$237,785	1.49%		1.49%		0.62%		55%
(0.03)	11.99	(5.37)	128,465	1.44	(c)(d)	1.44	(c)(d)	0.58	(c)(d)	66
—	12.70	2.57	138,219	1.46		1.46		0.55		28
(0.12)	12.41	22.31	118,252	1.54		1.54		0.63		28
(0.05)	10.26	16.12	59,611	1.57		1.60		1.27		73
—	8.89	1.62	27,101	1.68		1.68		0.60		73

$(0.02)	$13.90	20.13%	$92,028	2.25%		2.25%		(0.18)%		55%
—	11.59	(6.00)	69,700	2.23	(c)(d)	2.23	(c)(d)	(0.21	)(c)(d)	66
—	12.33	1.82	77,082	2.23		2.23		(0.26)		28
(0.05)	12.11	21.41	51,767	2.33		2.33		(0.18)		28
—	10.02	15.17	25,870	2.33		2.41		0.48		73
—	8.70	0.93	20,842	2.44		2.44		(0.15)		73

$(0.07)	$14.54	21.37%	$125,532	1.24%		1.24%		0.82%		55%
(0.09)	12.05	(5.17)	82,847	1.16	(c)(d)	1.16	(c)(d)	0.84	(c)(d)	66
(0.05)	12.80	2.87	84,835	1.21		1.21		0.67		28
(0.11)	12.49	22.58	42,448	1.34		1.34		0.81		28
(0.07)	10.30	16.22	16,820	1.41		1.47		1.49		73
—	8.93	1.85	16,118	1.49		1.52		0.79		73

$(0.09)	$14.33	21.32%	$68,550	1.21%		1.21%		0.86%		55%
(0.07)	11.90	(5.08)	30,004	1.17	(c)(d)	1.17	(c)(d)	0.87	(c)(d)	66
(0.11)	12.61	2.82	23,685	1.15		1.15		0.84		28
(0.18)	12.37	22.77	14,429	1.19		1.19		0.77		28
(0.07)	10.25	16.44	3,105	1.29		1.29		1.28		73
—	8.88	1.99	1,267	1.37		1.39		0.91		73

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	279

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
9/30/2016	$8.92	$0.53	$0.24	$0.77	$(0.55)	$—
12/1/2014 - 9/30/2015#	9.85	0.47	(0.91)	(0.44)	(0.49)	—
11/30/2014	10.36	0.61	(0.36)	0.25	(0.67)	(0.09)
11/30/2013	10.16	0.67	0.22	0.89	(0.68)	(0.01)
11/30/2012	9.69	0.72	0.61	1.33	(0.73)	(0.13)
11/30/2011	10.03	0.72	(0.28)	0.44	(0.78)	—
Class C
9/30/2016	$8.90	$0.46	$0.24	$0.70	$(0.48)	$—
12/1/2014 - 9/30/2015#	9.83	0.42	(0.91)	(0.49)	(0.44)	—
11/30/2014	10.35	0.54	(0.37)	0.17	(0.60)	(0.09)
11/30/2013	10.15	0.59	0.22	0.81	(0.60)	(0.01)
11/30/2012	9.68	0.64	0.62	1.26	(0.66)	(0.13)
11/30/2011	10.02	0.65	(0.29)	0.36	(0.70)	—
Class R
9/30/2016	$8.61	$0.48	$0.22	$0.70	$(0.52)	$—
12/1/2014 - 9/30/2015#	9.53	0.43	(0.90)	(0.47)	(0.45)	—
11/30/2014	10.05	0.54	(0.34)	0.20	(0.63)	(0.09)
11/30/2013	9.88	0.63	0.21	0.84	(0.66)	(0.01)
11/30/2012	9.45	0.67	0.60	1.27	(0.71)	(0.13)
11/30/2011	9.80	0.68	(0.28)	0.40	(0.75)	—
Class P
9/30/2016	$8.62	$0.53	$0.23	$0.76	$(0.58)	$—
12/1/2014 - 9/30/2015#	9.53	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.05	0.62	(0.35)	0.27	(0.70)	(0.09)
11/30/2013	9.87	0.66	0.23	0.89	(0.70)	(0.01)
11/30/2012	9.44	0.72	0.58	1.30	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.27)	0.45	(0.79)	—
Institutional Class
9/30/2016	$8.64	$0.53	$0.24	$0.77	$(0.58)	$—
12/1/2014 - 9/30/2015#	9.55	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.08	0.62	(0.35)	0.27	(0.71)	(0.09)
11/30/2013	9.90	0.68	0.22	0.90	(0.71)	(0.01)
11/30/2012	9.46	0.73	0.60	1.33	(0.76)	(0.13)
11/30/2011	9.80	0.76	(0.30)	0.46	(0.80)	—
Administrative Class
9/30/2016	$8.52	$0.50	$0.22	$0.72	$(0.54)	$—
12/1/2014 - 9/30/2015#	9.51	0.46	(0.94)	(0.48)	(0.51)	—
11/30/2014	10.04	0.59	(0.36)	0.23	(0.67)	(0.09)
11/30/2013	9.87	0.65	0.22	0.87	(0.69)	(0.01)
11/30/2012	9.43	0.70	0.61	1.31	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.30)	0.42	(0.77)	—

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

280	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.55)	$9.14		9.08%	$58,004	0.98%		0.98%		6.02%		59%
(0.49)	8.92		(4.72)	34,151	1.03	(c)(d)	1.03	(c)(d)	5.88	(c)(d)	47
(0.76)	9.85	(e)	2.39 (e)	76,274	0.94		0.94		5.93		66
(0.69)	10.36		8.98	73,920	0.91		0.91		6.49		67
(0.86)	10.16		14.34	109,668	0.89		0.90		7.21		86
(0.78)	9.69		4.29	61,339	1.05		1.05		7.19		168

$(0.48)	$9.12		8.32%	$14,815	1.71%		1.71%		5.28%		59%
(0.44)	8.90		(5.24)	17,866	1.68	(c)(d)	1.68	(c)(d)	5.24	(c)(d)	47
(0.69)	9.83	(e)	1.57 (e)	23,249	1.68		1.68		5.23		66
(0.61)	10.35		8.14	27,525	1.70		1.70		5.68		67
(0.79)	10.15		13.54	30,692	1.68		1.68		6.43		86
(0.70)	9.68		3.53	12,443	1.82		1.87		6.56		168

$(0.52)	$8.79		8.62%	$1,310	1.34%		1.34%		5.65%		59%
(0.45)	8.61		(5.20)	1,126	1.46	(c)(d)	1.46	(c)(d)	5.47	(c)(d)	47
(0.72)	9.53	(e)	1.91 (e)	2,823	1.43		1.45		5.48		66
(0.67)	10.05		8.72	2,851	1.15		1.32		6.24		67
(0.84)	9.88		14.05	2,111	1.15		1.25		6.95		86
(0.75)	9.45		4.02	342	1.33		1.37		7.23		168

$(0.58)	$8.80		9.31%	$57,378	0.69%		0.69%		6.30%		59%
(0.52)	8.62		(4.36)	63,324	0.64	(c)(d)	0.64	(c)(d)	6.29	(c)(d)	47
(0.79)	9.53	(e)	2.63 (e)	47,385	0.71		0.71		6.21		66
(0.71)	10.05		9.27	77,649	0.74		0.74		6.64		67
(0.87)	9.87		14.48	19,497	0.74		0.79		7.39		86
(0.79)	9.44		4.57	11,096	0.88		0.88		7.49		168

$(0.58)	$8.83		9.41%	$227,149	0.66%		0.66%		6.31%		59%
(0.52)	8.64		(4.32)	173,030	0.63	(c)(d)	0.63	(c)(d)	6.29	(c)(d)	47
(0.80)	9.55	(e)	2.59 (e)	163,567	0.64		0.64		6.27		66
(0.72)	10.08		9.35	139,306	0.62		0.62		6.76		67
(0.89)	9.90		14.68	121,362	0.63		0.63		7.47		86
(0.80)	9.46		4.66	70,174	0.61		0.77		7.65		168

$(0.54)	$8.70		8.97%	$2,086	1.07%		1.07%		5.94%		59%
(0.51)	8.52		(5.30)	2,073	0.98	(c)(d)	0.98	(c)(d)	5.90	(c)(d)	47
(0.76)	9.51	(e)	2.27 (e)	34,714	0.97		0.97		5.93		66
(0.70)	10.04		9.02	32,789	0.90		0.91		6.49		67
(0.87)	9.87		14.54	27,274	0.90		1.14		8.92		86
(0.77)	9.43		4.27	11	1.03		1.03		7.25		168

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	281

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI International Growth:
Class A
9/30/2016	$14.13	$0.09	$2.29	$2.38	$(0.14)
2/2/2015* - 9/30/2015#	15.00	0.11	(0.98)	(0.87)	—
Institutional Class
9/30/2016	$14.15	$0.11	$2.33	$2.44	$(0.10)
2/2/2015* - 9/30/2015#	15.00	0.14	(0.99)	(0.85)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

282	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$16.37	16.97%	$51	1.20%		6.68%		0.60%		20%
14.13	(5.80)	10	1.20	(c)(d)	8.22	(c)(d)	1.12	(c)(d)	3

$16.49	17.34%	$28,386	0.95%		5.77%		0.75%		20%
14.15	(5.67)	2,874	0.95	(c)(d)	7.99	(c)(d)	1.38	(c)(d)	3

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	283

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
9/30/2016	$34.53	$0.10	$1.67	$1.77	$(0.28)	$(1.45)
12/1/2014 - 9/30/2015#	35.77	0.26	2.24	2.50	(0.14)	(3.60)
11/30/2014	42.30	0.09	(2.41)	(2.32)	(0.64)	(3.57)
11/30/2013	31.89	0.09	10.32	10.41	— (e)	—
11/30/2012	28.31	0.16	4.06	4.22	(0.64)	—
11/30/2011	31.36	0.12	(2.56)	(2.44)	(0.61)	—
Class C
9/30/2016	$33.94	$(0.12)	$1.61	$1.49	$(0.20)	$(1.45)
12/1/2014 - 9/30/2015#	35.33	0.06	2.18	2.24	(0.03)	(3.60)
11/30/2014	41.78	(0.18)	(2.39)	(2.57)	(0.31)	(3.57)
11/30/2013	31.75	(0.17)	10.22	10.05	(0.02)	—
11/30/2012	28.01	(0.07)	4.04	3.97	(0.23)	—
11/30/2011	31.22	0.06	(2.72)	(2.66)	(0.55)	—
Class R
9/30/2016	$34.03	$0.03	$1.63	$1.66	$(0.17)	$(1.45)
12/1/2014 - 9/30/2015#	35.30	0.16	2.23	2.39	(0.06)	(3.60)
11/30/2014	42.23	0.07	(2.47)	(2.40)	(0.96)	(3.57)
11/30/2013	32.25	0.02	10.32	10.34	(0.36)	—
11/30/2012	28.27	0.08	4.10	4.18	(0.20)	—
11/30/2011	31.32	0.16	(2.70)	(2.54)	(0.51)	—
Class P
9/30/2016	$34.49	$0.18	$1.64	$1.82	$(0.20)	$(1.45)
12/1/2014 - 9/30/2015#	35.65	0.28	2.25	2.53	(0.09)	(3.60)
11/30/2014	41.97	0.16	(2.41)	(2.25)	(0.50)	(3.57)
11/30/2013	31.92	0.16	10.24	10.40	(0.35)	—
11/30/2012	27.86	0.20	4.05	4.25	(0.19)	—
11/30/2011	30.35	0.30	(2.67)	(2.37)	(0.12)	—
Institutional Class
9/30/2016	$35.65	$0.10	$1.81	$1.91	$(0.20)	$(1.45)
12/1/2014 - 9/30/2015#	36.68	0.29	2.34	2.63	(0.06)	(3.60)
11/30/2014	42.94	0.21	(2.49)	(2.28)	(0.41)	(3.57)
11/30/2013	32.60	0.17	10.48	10.65	(0.31)	—
11/30/2012	28.58	0.24	4.15	4.39	(0.37)	—
11/30/2011	31.45	0.37	(2.74)	(2.37)	(0.50)	—
Class R6
2/1/2016* - 9/30/2016	$33.52	$0.34	$2.08	$2.42	$—	$—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Less than $(0.01) per share.

284	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.73)	$34.57	5.07%	$13,524	1.45%		1.68%		0.30%		76%
(3.74)	34.53	7.83	11,816	1.45	(c)(d)	1.63	(c)(d)	0.88	(c)(d)	39
(4.21)	35.77	(5.84)	5,290	1.45		1.76		0.23		77
— (e)	42.30	32.64	4,569	1.45		1.83		0.23		92
(0.64)	31.89	15.13	2,773	1.50		1.76		0.53		117
(0.61)	28.31	(8.03)	4,103	1.60		1.83		0.40		66

$(1.65)	$33.78	4.30%	$3,232	2.19%		2.54%		(0.35)%		76%
(3.63)	33.94	7.14	2,837	2.19	(c)(d)	2.42	(c)(d)	0.20	(c)(d)	39
(3.88)	35.33	(6.52)	1,135	2.19		2.45		(0.47)		77
(0.02)	41.78	31.67	702	2.20		2.43		(0.46)		92
(0.23)	31.75	14.26	531	2.26		2.37		(0.24)		117
(0.55)	28.01	(8.75)	455	2.34		2.86		0.19		66

$(1.62)	$34.07	4.81%	$130	1.70%		2.17%		0.09%		76%
(3.66)	34.03	7.60	100	1.70	(c)(d)	2.09	(c)(d)	0.57	(c)(d)	39
(4.53)	35.30	(6.06)	73	1.70		2.10		0.19		77
(0.36)	42.23	32.29	27	1.70		1.96		0.05		92
(0.20)	32.25	14.86	12	1.74		1.90		0.26		117
(0.51)	28.27	(8.32)	10	1.82		1.84		0.51		66

$(1.65)	$34.66	5.25%	$40,183	1.28%		1.44%		0.54%		76%
(3.69)	34.49	7.96	36,377	1.28	(c)(d)	1.37	(c)(d)	0.97	(c)(d)	39
(4.07)	35.65	(5.68)	27,882	1.29		1.54		0.41		77
(0.35)	41.97	32.86	33,574	1.30		1.52		0.45		92
(0.19)	31.92	15.32	28,996	1.31		1.52		0.68		117
(0.12)	27.86	(7.86)	34,772	1.32		1.47		0.95		66

$(1.65)	$35.91	5.31%	$29,031	1.21%		1.48%		0.28%		76%
(3.66)	35.65	8.04	59,061	1.21	(c)(d)	1.39	(c)(d)	0.97	(c)(d)	39
(3.98)	36.68	(5.61)	55,743	1.21		1.46		0.53		77
(0.31)	42.94	32.96	71,875	1.21		1.44		0.46		92
(0.37)	32.60	15.50	88,301	1.20		1.38		0.80		117
(0.50)	28.58	(7.74)	84,026	1.20		1.34		1.14		66

$—	$35.94	7.22%	$15,534	1.11	%(c)	1.56	%(c)	1.48	%(c)	76%

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	285

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Micro Cap:
Class A
9/30/2016	$13.99	$(0.18)	$1.75	$1.57	$—	$(0.83)
12/1/2014 - 9/30/2015#	14.88	(0.17)	0.54	0.37	—	(1.26)
11/30/2014	16.06	(0.21)	— (e)	(0.21)	—	(0.97)
11/30/2013	11.62	(0.20)	5.57	5.37	—	(0.93)
12/19/2011* - 11/30/2012	9.84	(0.07)	1.85	1.78	—	—
Class P
9/30/2016	$14.05	$(0.16)	$1.74	$1.58	$—	$(0.83)
12/1/2014 - 9/30/2015#	14.92	(0.16)	0.55	0.39	—	(1.26)
11/30/2014	16.08	(0.19)	— (e)	(0.19)	—	(0.97)
11/30/2013	11.61	(0.17)	5.57	5.40	—	(0.93)
11/30/2012	12.20	(0.10)	1.47	1.37	—	(1.96)
12/27/2010* - 11/30/2011	14.20	(0.15)	(1.64)	(1.79)	—	(0.21)
Institutional Class
9/30/2016	$14.11	$(0.16)	$1.75	$1.59	$—	$(0.83)
12/1/2014 - 9/30/2015#	14.99	(0.16)	0.54	0.38	—	(1.26)
11/30/2014	16.15	(0.19)	— (e)	(0.19)	—	(0.97)
11/30/2013	11.65	(0.15)	5.58	5.43	—	(0.93)
11/30/2012	12.22	(0.10)	1.49	1.39	—	(1.96)
11/30/2011	13.80	(0.17)	(0.16)	(0.33)	—	(1.25)
AllianzGI Multi-Asset Real Return:
Class A
9/30/2016	$12.85	$0.14	$0.96	$1.10	$(0.27)	$—
12/1/2014 - 9/30/2015#	14.91	0.13	(2.01)	(1.88)	(0.18)	—
11/30/2014	15.34	0.14	(0.26)	(0.12)	(0.23)	(0.08)
12/17/2012* - 11/30/2013	15.00	0.12	0.22	0.34	—	—
Class C
9/30/2016	$12.71	$0.04	$0.95	$0.99	$(0.13)	$—
12/1/2014 - 9/30/2015#	14.74	0.03	(1.98)	(1.95)	(0.08)	—
11/30/2014	15.24	0.03	(0.25)	(0.22)	(0.20)	(0.08)
12/17/2012* - 11/30/2013	15.00	(0.03)	0.27	0.24	—	—
Class P
9/30/2016	$12.92	$0.16	$0.96	$1.12	$(0.29)	$—
12/1/2014 - 9/30/2015#	14.96	0.15	(2.02)	(1.87)	(0.17)	—
11/30/2014	15.36	0.18	(0.27)	(0.09)	(0.23)	(0.08)
12/17/2012* - 11/30/2013	15.00	0.16	0.20	0.36	—	—
Institutional Class
9/30/2016	$12.92	$0.16	$0.98	$1.14	$(0.27)	$—
12/1/2014 - 9/30/2015#	14.97	0.15	(2.01)	(1.86)	(0.19)	—
11/30/2014	15.37	0.19	(0.26)	(0.07)	(0.25)	(0.08)
12/17/2012* - 11/30/2013	15.00	0.18	0.19	0.37	—	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Less than $0.01 per share.
(f)	Does not include expenses of the investment companies in which the Fund invests.

286	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.83)	$14.73	11.47%	$3,388	1.62%		2.16%		(1.26)%		39%
(1.26)	13.99	2.77	15,305	1.62	(c)(d)	2.07	(c)(d)	(1.35	)(c)(d)	55
(0.97)	14.88	(1.11)	4,684	1.66		2.10		(1.40)		48
(0.93)	16.06	50.11	1,065	1.80		2.07		(1.45)		63
—	11.62	18.09	135	1.82	(c)	2.18	(c)	(0.62	)(c)	62

$(0.83)	$14.80	11.50%	$1,289	1.54%		1.85%		(1.17)%		39%
(1.26)	14.05	2.91	2,264	1.51	(c)(d)	1.80	(c)(d)	(1.24	)(c)(d)	55
(0.97)	14.92	(0.98)	1,550	1.52		1.81		(1.21)		48
(0.93)	16.08	50.42	2,192	1.63		1.90		(1.25)		63
(1.96)	11.61	13.90	332	1.65		1.99		(0.85)		62
(0.21)	12.20	(12.43)	426	1.65	(c)	1.85	(c)	(1.35	)(c)	74

$(0.83)	$14.87	11.53%	$30,768	1.54%		1.91%		(1.17)%		39%
(1.26)	14.11	2.83	34,575	1.54	(c)(d)	1.80	(c)(d)	(1.26	)(c)(d)	55
(0.97)	14.99	(0.97)	33,513	1.54		1.80		(1.25)		48
(0.93)	16.15	50.51	41,713	1.54		2.01		(1.10)		63
(1.96)	11.65	14.09	27,343	1.54		1.84		(0.90)		62
(1.25)	12.22	(2.88)	46,514	1.54		1.65		(1.24)		74

$(0.27)	$13.68	8.74%	$180	0.85	%(f)	8.02	%(f)	1.06	%(f)	60%
(0.18)	12.85	(12.73)	133	0.85	(c)(d)(f)	5.33	(c)(d)(f)	1.11	(c)(d)(f)	63
(0.31)	14.91	(0.81)	143	0.85	(f)	4.61	(f)	0.90	(f)	41
—	15.34	2.27	45	0.86	(c)(f)	8.42	(c)(f)	0.83	(c)(f)	46

$(0.13)	$13.57	7.90%	$80	1.60	%(f)	8.36	%(f)	0.32	%(f)	60%
(0.08)	12.71	(13.28)	77	1.60	(c)(d)(f)	5.90	(c)(d)(f)	0.25	(c)(d)(f)	63
(0.28)	14.74	(1.50)	114	1.60	(f)	5.46	(f)	0.21	(f)	41
—	15.24	1.60	81	1.60	(c)(f)	9.55	(c)(f)	(0.17	)(c)(f)	46

$(0.29)	$13.75	8.93%	$10	0.70	%(f)	7.31	%(f)	1.22	%(f)	60%
(0.17)	12.92	(12.64)	9	0.70	(c)(d)(f)	4.99	(c)(d)(f)	1.24	(c)(d)(f)	63
(0.31)	14.96	(0.64)	10	0.70	(f)	4.50	(f)	1.14	(f)	41
—	15.36	2.40	10	0.71	(c)(f)	7.75	(c)(f)	1.11	(c)(f)	46

$(0.27)	$13.79	9.04%	$3,416	0.60	%(f)	7.26	%(f)	1.26	%(f)	60%
(0.19)	12.92	(12.58)	4,294	0.60	(c)(d)(f)	4.91	(c)(d)(f)	1.24	(c)(d)(f)	63
(0.33)	14.97	(0.50)	6,034	0.60	(f)	4.48	(f)	1.22	(f)	41
—	15.37	2.47	5,155	0.61	(c)(f)	7.74	(c)(f)	1.21	(c)(f)	46

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	287

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Emerging Markets Value:
Class A
9/30/2016	$12.34	$0.47	$1.90	$2.37	$(0.40)	$—
12/1/2014 - 9/30/2015#	15.45	0.49	(2.74)	(2.25)	(0.62)	(0.24)
11/30/2014	15.42	0.37	0.08	0.45	(0.42)	—
12/18/2012* - 11/30/2013	15.00	0.35	0.27	0.62	(0.20)	—
Class C
9/30/2016	$12.31	$0.32	$1.96	$2.28	$(0.30)	$—
12/1/2014 - 9/30/2015#	15.40	0.36	(2.68)	(2.32)	(0.53)	(0.24)
11/30/2014	15.35	0.28	0.05	0.33	(0.28)	—
12/18/2012* - 11/30/2013	15.00	0.14	0.36	0.50	(0.15)	—
Class P
9/30/2016	$12.46	$0.62	$1.80	$2.42	$(0.57)	$—
12/1/2014 - 9/30/2015#	15.56	0.49	(2.74)	(2.25)	(0.61)	(0.24)
11/30/2014	15.45	0.43	0.05	0.48	(0.37)	—
12/18/2012* - 11/30/2013	15.00	0.36	0.27	0.63	(0.18)	—
Institutional Class
9/30/2016	$12.47	$0.43	$2.01	$2.44	$(0.45)	$—
12/1/2014 - 9/30/2015#	15.57	0.51	(2.74)	(2.23)	(0.63)	(0.24)
11/30/2014	15.46	0.46	0.03	0.49	(0.38)	—
12/18/2012* - 11/30/2013	15.00	0.39	0.26	0.65	(0.19)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

288	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.40)	$14.31	(c)	19.57	%(c)	$2,141	1.39%		7.84%		3.62%		104%
(0.86)	12.34		(15.12)		207	1.55	(d)(e)	6.55	(d)(e)	4.13	(d)(e)	93
(0.42)	15.45		2.94		110	1.55		4.86		2.33		85
(0.20)	15.42		4.14		19	1.55	(d)	17.07	(d)	2.41	(d)	67

$(0.30)	$14.29	(c)	18.80	%(c)	$113	2.16%		8.01%		2.49%		104%
(0.77)	12.31		(15.62)		104	2.30	(d)(e)	7.39	(d)(e)	3.12	(d)(e)	93
(0.28)	15.40		2.19		73	2.30		5.60		1.82		85
(0.15)	15.35		3.40		25	2.30	(d)	19.41	(d)	1.00	(d)	67

$(0.57)	$14.31	(c)	19.95	%(c)	$139	1.20%		7.47%		4.67%		104%
(0.85)	12.46		(15.03)		9	1.39	(d)(e)	5.87	(d)(e)	4.12	(d)(e)	93
(0.37)	15.56		3.13		11	1.39		4.64		2.77		85
(0.18)	15.45		4.25		11	1.41	(d)	7.72	(d)	2.49	(d)	67

$(0.45)	$14.46	(c)	19.95	%(c)	$6,370	1.17%		6.98%		3.35%		104%
(0.87)	12.47		(14.91)		6,688	1.30	(d)(e)	5.93	(d)(e)	4.25	(d)(e)	93
(0.38)	15.57		3.18		7,889	1.30		4.63		2.96		85
(0.19)	15.46		4.38		6,470	1.30	(d)	7.78	(d)	2.70	(d)	67

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	289

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Global Dividend Value:
Class A
9/30/2016	$16.68	$0.43	$0.67	$1.10	$(0.47)	$(1.84)
12/1/2014 - 9/30/2015#	21.40	0.44	(3.06)	(2.62)	(0.60)	(1.50)
11/30/2014	22.08	0.61	0.30	0.91	(0.55)	(1.04)
11/30/2013	18.27	0.54	3.75	4.29	(0.44)	(0.04)
11/30/2012	17.35	0.56	1.10	1.66	(0.40)	(0.34)
11/30/2011	17.91	0.55	(0.19)	0.36	(0.64)	(0.28)
Class C
9/30/2016	$16.46	$0.31	$0.65	$0.96	$(0.55)	$(1.84)
12/1/2014 - 9/30/2015#	21.13	0.31	(3.03)	(2.72)	(0.45)	(1.50)
11/30/2014	21.82	0.43	0.31	0.74	(0.39)	(1.04)
11/30/2013	18.05	0.37	3.72	4.09	(0.28)	(0.04)
11/30/2012	17.19	0.42	1.07	1.49	(0.29)	(0.34)
11/30/2011	17.76	0.43	(0.20)	0.23	(0.52)	(0.28)
Class P
9/30/2016	$16.81	$0.45	$0.67	$1.12	$(0.71)	$(1.84)
12/1/2014 - 9/30/2015#	21.53	0.47	(3.08)	(2.61)	(0.61)	(1.50)
11/30/2014	22.21	0.65	0.30	0.95	(0.59)	(1.04)
11/30/2013	18.36	0.57	3.78	4.35	(0.46)	(0.04)
11/30/2012	17.45	0.60	1.10	1.70	(0.45)	(0.34)
11/30/2011	17.82	0.42	(0.02)	0.40	(0.49)	(0.28)
Institutional Class
9/30/2016	$16.62	$0.43	$0.69	$1.12	$(0.66)	$(1.84)
12/1/2014 - 9/30/2015#	21.30	0.45	(3.03)	(2.58)	(0.60)	(1.50)
11/30/2014	21.98	0.66	0.30	0.96	(0.60)	(1.04)
11/30/2013	18.18	0.60	3.73	4.33	(0.49)	(0.04)
11/30/2012	17.29	0.60	1.09	1.69	(0.46)	(0.34)
11/30/2011	17.83	0.64	(0.21)	0.43	(0.69)	(0.28)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

290	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.31)	$15.47	7.18%	$4,020	1.15%		2.77%		2.75%		52%
(2.10)	16.68	(13.26)	4,791	1.20	(c)(d)	1.72	(c)(d)	2.70	(c)(d)	38
(1.59)	21.40	4.32	11,999	1.20		1.46		2.82		49
(0.48)	22.08	23.80	10,705	1.21		1.51		2.68		43
(0.74)	18.27	9.98	7,355	1.32		1.71		3.13		41
(0.92)	17.35	1.85	6,821	1.50		1.92		3.01		66

$(2.39)	$15.03	6.37%	$5,249	1.94%		3.40%		2.03%		52%
(1.95)	16.46	(13.86)	5,036	1.99	(c)(d)	2.56	(c)(d)	1.95	(c)(d)	38
(1.43)	21.13	3.52	5,587	1.99		2.22		2.03		49
(0.32)	21.82	22.88	5,720	2.00		2.27		1.83		43
(0.63)	18.05	9.03	3,948	2.07		2.46		2.34		41
(0.80)	17.19	1.12	3,020	2.25		2.71		2.39		66

$(2.55)	$15.38	7.35%	$770	1.00%		2.47%		2.86%		52%
(2.11)	16.81	(13.13)	1,123	1.04	(c)(d)	1.44	(c)(d)	2.88	(c)(d)	38
(1.63)	21.53	4.48	1,811	1.04		1.28		2.99		49
(0.50)	22.21	24.06	1,685	1.05		1.32		2.77		43
(0.79)	18.36	10.11	1,089	1.12		1.51		3.32		41
(0.77)	17.45	2.13	718	1.30		1.99		2.41		66

$(2.50)	$15.24	7.42%	$3,933	0.92%		2.32%		2.72%		52%
(2.10)	16.62	(13.10)	10,709	0.95	(c)(d)	1.40	(c)(d)	2.76	(c)(d)	38
(1.64)	21.30	4.58	42,981	0.95		1.18		3.08		49
(0.53)	21.98	24.16	51,318	0.96		1.21		2.96		43
(0.80)	18.18	10.19	39,215	1.02		1.40		3.38		41
(0.97)	17.29	2.21	20,556	1.20		1.68		3.51		66

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	291

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Small-Cap Value:
Class A
9/30/2016	$18.19	$0.46	$0.61	$1.07	$(0.68)	$(0.39)
12/1/2014 - 9/30/2015#	21.37	0.40	(1.22)	(0.82)	(0.57)	(1.79)
11/30/2014	21.06	0.39	0.62	1.01	(0.26)	(0.44)
11/30/2013	17.10	0.35	4.03	4.38	(0.33)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.07	2.03	2.10	—	—
Class C
9/30/2016	$17.91	$0.26	$0.66	$0.92	$(0.54)	$(0.39)
12/1/2014 - 9/30/2015#	21.11	0.28	(1.21)	(0.93)	(0.48)	(1.79)
11/30/2014	21.04	0.23	0.63	0.86	(0.35)	(0.44)
11/30/2013	17.04	0.16	4.09	4.25	(0.16)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.09	1.95	2.04	—	—
Class P
9/30/2016	$18.40	$0.46	$0.63	$1.09	$(0.77)	$(0.39)
12/1/2014 - 9/30/2015#	21.70	0.46	(1.27)	(0.81)	(0.70)	(1.79)
11/30/2014	21.27	0.44	0.62	1.06	(0.19)	(0.44)
11/30/2013	17.11	0.39	4.05	4.44	(0.19)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.16	1.95	2.11	—	—
Institutional Class
9/30/2016	$18.49	$0.42	$0.71	$1.13	$(0.54)	$(0.39)
12/1/2014 - 9/30/2015#	21.59	0.46	(1.25)	(0.79)	(0.52)	(1.79)
11/30/2014	21.28	0.45	0.63	1.08	(0.33)	(0.44)
11/30/2013	17.12	0.43	4.03	4.46	(0.21)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.17	1.95	2.12	—	—
Class R6
9/30/2016	$18.49	$0.52	$0.62	$1.14	$(0.89)	$(0.39)
9/8/2015* - 9/30/2015#	19.04	0.04	(0.59)	(0.55)	—	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

292	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.07)	$18.19	6.04%	$7,397	1.30%		4.50%		2.62%		95%
(2.36)	18.19	(4.14)	1,657	1.46	(c)(d)	3.08	(c)(d)	2.43	(c)(d)	74
(0.70)	21.37	4.98	2,736	1.45		2.64		1.80		76
(0.42)	21.06	26.08	2,272	1.45		4.81		1.81		50
—	17.10	14.00	1,049	1.45	(c)	4.22	(c)	0.82	(c)	19

$(0.93)	$17.90	5.26%	$928	2.07%		5.04%		1.49%		95%
(2.27)	17.91	(4.78)	1,250	2.21	(c)(d)	3.91	(c)(d)	1.73	(c)(d)	74
(0.79)	21.11	4.24	1,340	2.20		3.40		1.07		76
(0.25)	21.04	25.20	521	2.20		5.66		0.80		50
—	17.04	13.60	11	2.20	(c)	9.92	(c)	1.08	(c)	19

$(1.16)	$18.33	6.14%	$69	1.16%		4.08%		2.58%		95%
(2.49)	18.40	(4.03)	47	1.31	(c)(d)	2.92	(c)(d)	2.74	(c)(d)	74
(0.63)	21.70	5.17	39	1.30		2.39		1.98		76
(0.28)	21.27	26.28	14	1.31		4.63		2.04		50
—	17.11	14.07	12	1.30	(c)	8.92	(c)	1.98	(c)	19

$(0.93)	$18.69	6.25%	$1,889	1.08%		3.84%		2.29%		95%
(2.31)	18.49	(3.92)	6,832	1.21	(c)(d)	2.82	(c)(d)	2.75	(c)(d)	74
(0.77)	21.59	5.27	13,979	1.20		2.31		2.03		76
(0.30)	21.28	26.40	11,873	1.21		4.66		2.22		50
—	17.12	14.13	3,551	1.20	(c)	8.90	(c)	2.08	(c)	19

$(1.28)	$18.35	6.41%	$1,667	0.95%		4.92%		2.90%		95%
—	18.49	(2.89)	10	1.10	(c)(d)	3.29	(c)(d)	3.68	(c)(d)	74

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	293

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Value II:
Class A
9/30/2016	$15.65	$0.38	$0.10	$0.48	$(0.45)	$—
12/1/2014 - 9/30/2015#	17.99	0.35	(2.31)	(1.96)	(0.32)	(0.06)
11/30/2014	19.17	0.47	(0.44)	0.03	(0.56)	(0.65)
11/30/2013	16.36	0.34	2.71	3.05	(0.22)	(0.02)
12/1/2011*11/30/2012	15.00	0.29	1.33	1.62	(0.26)	—
Class C
9/30/2016	$15.53	$0.29	$0.06	$0.35	$(0.24)	$—
12/1/2014 - 9/30/2015#	17.82	0.22	(2.27)	(2.05)	(0.18)	(0.06)
11/30/2014	19.04	0.32	(0.43)	(0.11)	(0.46)	(0.65)
11/30/2013	16.32	0.18	2.73	2.91	(0.17)	(0.02)
12/1/2011*11/30/2012	15.00	0.22	1.28	1.50	(0.18)	—
Class P
9/30/2016	$15.65	$0.40	$0.11	$0.51	$(0.33)	$—
12/1/2014 - 9/30/2015#	17.99	0.39	(2.32)	(1.93)	(0.35)	(0.06)
11/30/2014	19.24	0.38	(0.32)	0.06	(0.66)	(0.65)
11/30/2013	16.38	0.36	2.73	3.09	(0.21)	(0.02)
12/1/2011*11/30/2012	15.00	0.38	1.28	1.66	(0.28)	—
Institutional Class
9/30/2016	$15.69	$0.41	$0.11	$0.52	$(0.48)	$—
12/1/2014 - 9/30/2015#	18.03	0.38	(2.31)	(1.93)	(0.35)	(0.06)
11/30/2014	19.26	0.57	(0.50)	0.07	(0.65)	(0.65)
11/30/2013	16.38	0.36	2.76	3.12	(0.22)	(0.02)
12/1/2011*11/30/2012	15.00	0.39	1.29	1.68	(0.30)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

294	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.45)	$15.68	3.16%	$266	1.18%		1.82%		2.47%		48%
(0.38)	15.65	(11.10)	257	1.20	(c)(d)	1.76	(c)(d)	2.39	(c)(d)	43
(1.21)	17.99	0.25	167	1.20		2.46		2.53		34
(0.24)	19.17	18.89	75	1.23		7.16		1.93		20
(0.26)	16.36	10.99	49	1.30	(c)	10.98	(c)	1.89	(c)	22

$(0.24)	$15.64	2.35%	$243	1.92%		2.58%		1.91%		48%
(0.24)	15.53	(11.66)	118	1.95	(c)(d)	2.49	(c)(d)	1.53	(c)(d)	43
(1.11)	17.82	(0.53)	79	1.95		3.23		1.76		34
(0.19)	19.04	18.02	47	1.97		8.26		1.02		20
(0.18)	16.32	10.17	11	2.05	(c)	10.82	(c)	1.45	(c)	22

$(0.33)	$15.83	3.30%	$154	0.98%		1.54%		2.53%		48%
(0.41)	15.65	(10.93)	577	1.00	(c)(d)	1.42	(c)(d)	2.64	(c)(d)	43
(1.31)	17.99	0.40	118	1.01		2.11		2.08		34
(0.23)	19.24	19.10	13	1.05		6.87		2.05		20
(0.28)	16.38	11.28	11	1.05	(c)	9.92	(c)	2.45	(c)	22

$(0.48)	$15.73	3.42%	$43,747	0.93%		1.45%		2.63%		48%
(0.41)	15.69	(10.91)	42,593	0.95	(c)(d)	1.40	(c)(d)	2.59	(c)(d)	43
(1.30)	18.03	0.45	38,983	0.95		1.78		3.05		34
(0.24)	19.26	19.25	4,170	0.95		6.77		2.06		20
(0.30)	16.38	11.36	4,396	0.95	(c)	9.93	(c)	2.50	(c)	22

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	295

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Short Duration High Income:
Class A
9/30/2016	$15.04	$0.72	$0.38	$1.10	$(0.85)	$—
12/1/2014 - 9/30/2015#	15.59	0.57	(0.46)	0.11	(0.66)	—
11/30/2014	15.92	0.64	(0.23)	0.41	(0.74)	—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
11/30/2012	15.32	0.64	0.68	1.32	(0.67)	—
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class C
9/30/2016	$15.00	$0.68	$0.38	$1.06	$(0.79)	$—
12/1/2014 - 9/30/2015#	15.56	0.53	(0.46)	0.07	(0.63)	—
11/30/2014	15.89	0.60	(0.23)	0.37	(0.70)	—
11/30/2013	15.94	0.59	0.09	0.68	(0.72)	(0.01)
11/30/2012	15.31	0.58	0.64	1.22	(0.59)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.25	0.35	(0.04)	—
Class P
9/30/2016	$15.03	$0.74	$0.38	$1.12	$(0.91)	$—
12/1/2014 - 9/30/2015#	15.58	0.60	(0.47)	0.13	(0.68)	—
11/30/2014	15.92	0.66	(0.23)	0.43	(0.77)	—
11/30/2013	15.96	0.66	0.10	0.76	(0.79)	(0.01)
11/30/2012	15.32	0.66	0.68	1.34	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.28	0.38	(0.06)	—
Institutional Class
9/30/2016	$15.05	$0.76	$0.37	$1.13	$(0.93)	$—
12/1/2014 - 9/30/2015#	15.60	0.60	(0.45)	0.15	(0.70)	—
11/30/2014	15.94	0.68	(0.24)	0.44	(0.78)	—
11/30/2013	15.99	0.67	0.09	0.76	(0.80)	(0.01)
11/30/2012	15.32	0.70	0.67	1.37	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.11	0.27	0.38	(0.06)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

296	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.85)	$15.29	7.65%	$226,149	0.85%		0.85%		4.85%		63%
(0.66)	15.04	0.67	164,978	0.86	(c)(d)	0.86	(c)(d)	4.44	(c)(d)	65
(0.74)	15.59	2.60	163,070	0.85		0.88		4.01		94
(0.77)	15.92	4.60	168,536	0.85		0.90		3.98		63
(0.67)	15.97	8.78	80,995	0.89		1.09		4.09		51
(0.05)	15.32	2.50	532	0.95	(c)	2.99	(c)	4.97	(c)	10

$(0.79)	$15.27	7.42%	$132,649	1.13%		1.13%		4.58%		63%
(0.63)	15.00	0.38	100,557	1.15	(c)(d)	1.15	(c)(d)	4.15	(c)(d)	65
(0.70)	15.56	2.38	89,801	1.10		1.13		3.78		94
(0.73)	15.89	4.36	63,680	1.10		1.16		3.74		63
(0.59)	15.94	8.18	28,567	1.29		1.50		3.73		51
(0.04)	15.31	2.36	1,245	1.70	(c)	3.72	(c)	4.26	(c)	10

$(0.91)	$15.24	7.84%	$554,281	0.66%		0.66%		4.97%		63%
(0.68)	15.03	0.83	330,431	0.64	(c)(d)	0.64	(c)(d)	4.65	(c)(d)	65
(0.77)	15.58	2.74	248,345	0.70		0.70		4.20		94
(0.80)	15.92	4.83	121,747	0.70		0.71		4.14		63
(0.70)	15.96	8.91	52,932	0.70		0.92		4.24		51
(0.06)	15.32	2.50	10	0.70	(c)	2.84	(c)	4.22	(c)	10

$(0.93)	$15.25	7.90%	$420,440	0.58%		0.58%		5.10%		63%
(0.70)	15.05	0.91	445,473	0.60	(c)(d)	0.60	(c)(d)	4.70	(c)(d)	65
(0.78)	15.60	2.81	225,643	0.60		0.60		4.28		94
(0.81)	15.94	4.87	179,676	0.61		0.61		4.23		63
(0.70)	15.99	9.13	38,247	0.60		0.89		4.48		51
(0.06)	15.32	2.52	8,055	0.60	(c)	2.72	(c)	4.58	(c)	10

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	297

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Structured Return:
Class A
9/30/2016	$15.47	$0.15	$0.51	$0.66	$(0.10)	$(0.18)
12/1/2014 - 9/30/2015#	15.64	0.16	0.28	0.44	— (d)	(0.61)
11/30/2014	15.87	(0.12)	0.65	0.53	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.28)	1.15	0.87	—	—
Class C
9/30/2016	$15.12	$0.02	$0.51	$0.53	$(0.08)	$(0.18)
12/1/2014 - 9/30/2015#	15.39	0.09	0.25	0.34	— (d)	(0.61)
11/30/2014	15.73	(0.25)	0.67	0.42	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.39)	1.12	0.73	—	—
Class P
9/30/2016	$15.53	$0.17	$0.53	$0.70	$(0.18)	$(0.18)
12/1/2014 - 9/30/2015#	15.69	0.21	0.24	0.45	— (d)	(0.61)
11/30/2014	15.89	(0.15)	0.71	0.56	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.26)	1.15	0.89	—	—
Institutional Class
9/30/2016	$15.54	$0.19	$0.52	$0.71	$(0.11)	$(0.18)
12/1/2014 - 9/30/2015#	15.72	0.22	0.24	0.46	(0.03)	(0.61)
11/30/2014	15.90	(0.08)	0.66	0.58	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.24)	1.14	0.90	—	—
AllianzGI U.S. Equity Hedged:
Class A
9/30/2016	$15.79	$0.11	$0.53	$0.64	$(0.23)	$—
12/1/2014 - 9/30/2015#	17.74	0.14	(1.09)	(0.95)	(0.02)	(0.98)
11/30/2014	17.26	0.12	1.45	1.57	(0.15)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.12	2.14	2.26	—	—
Class C
9/30/2016	$15.43	$0.01	$0.51	$0.52	$(0.36)	$—
12/1/2014 - 9/30/2015#	17.45	0.05	(1.09)	(1.04)	— (d)	(0.98)
11/30/2014	17.14	(0.01)	1.44	1.43	(0.18)	(0.94)
12/3/2012* - 11/30/2013	15.00	— (d)	2.14	2.14	—	—
Class P
9/30/2016	$15.92	$0.14	$0.54	$0.68	$(0.42)	$—
12/1/2014 - 9/30/2015#	17.90	0.15	(1.10)	(0.95)	(0.05)	(0.98)
11/30/2014	17.29	0.15	1.47	1.62	(0.07)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.15	2.14	2.29	—	—
Institutional Class
9/30/2016	$15.86	$0.11	$0.59	$0.70	$(0.32)	$—
12/1/2014 - 9/30/2015#	17.89	0.18	(1.11)	(0.93)	(0.12)	(0.98)
11/30/2014	17.31	0.17	1.46	1.63	(0.11)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.17	2.14	2.31	—	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Less than $(0.01) per share.
(e)	Annualized, unless otherwise noted.
(f)	Certain expenses incurred by the Fund were not annualized.
(g)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

298	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turn over Rate

$(0.28)	$15.85		4.32%		$96,870	1.15	%(c)	1.17	%(c)	0.95	%(c)	500%
(0.61)	15.47		2.93		8,014	1.15	(c)(e)(f)	1.58	(c)(e)(f)	1.28	(c)(e)(f)	34
(0.76)	15.64		3.52		2,551	1.52		4.22		(0.75)		229
—	15.87		5.80		517	1.90	(e)	7.34	(e)	(1.86	)(e)	—

$(0.26)	$15.39		3.52%		$12,605	1.90	%(c)	1.97	%(c)	0.10	%(c)	500%
(0.61)	15.12		2.31		3,803	1.90	(c)(e)(f)	2.09	(c)(e)(f)	0.70	(c)(e)(f)	34
(0.76)	15.39		2.82		138	2.31		4.74		(1.64)		229
—	15.73		4.87		74	2.65	(e)	6.91	(e)	(2.60	)(e)	—

$(0.36)	$15.87		4.55%		$20,664	0.96	%(c)	0.96	%(c)	1.11	%(c)	500%
(0.61)	15.53		2.99		503	1.00	(c)(e)(f)	1.16	(c)(e)(f)	1.67	(c)(e)(f)	34
(0.76)	15.69		3.72		37	1.50		3.73		(1.00)		229
—	15.89		5.93		61	1.75	(e)	5.97	(e)	(1.69	)(e)	—

$(0.29)	$15.96		4.60%		$146,194	0.90	%(c)	0.90	%(c)	1.21	%(c)	500%
(0.64)	15.54		3.08		55,028	0.90	(c)(e)(f)	1.22	(c)(e)(f)	1.71	(c)(e)(f)	34
(0.76)	15.72		3.84		15,142	1.28		3.65		(0.54)		229
—	15.90		6.00		7,978	1.65	(e)	5.64	(e)	(1.60	)(e)	—

$(0.23)	$16.20	(g)	4.11	%(g)	$624	1.25	%(c)	3.63	%(c)	0.70	%(c)	6%
(1.00)	15.79		(5.68)		1,067	1.26	(c)(e)(f)	2.31	(c)(e)(f)	0.98	(c)(e)(f)	98
(1.09)	17.74	(g)	9.57	(g)	1,491	1.25		3.70		0.70		5
—	17.26		15.07		1,416	1.25	(e)	9.81	(e)	0.74	(e)	6

$(0.36)	$15.59	(g)	3.42	%(g)	$271	2.00	%(c)	4.37	%(c)	0.06	%(c)	6%
(0.98)	15.43		(6.31)		280	2.01	(c)(e)(f)	2.93	(c)(e)(f)	0.36	(c)(e)(f)	98
(1.12)	17.45	(g)	8.78	(g)	180	2.00		4.48		(0.05)		5
—	17.14		14.27		122	2.00	(e)	11.10	(e)	(0.01	)(e)	6

$(0.42)	$16.18	(g)	4.31	%(g)	$12	1.10	%(c)	3.29	%(c)	0.91	%(c)	6%
(1.03)	15.92		(5.62)		12	1.11	(c)(e)(f)	1.91	(c)(e)(f)	1.06	(c)(e)(f)	98
(1.01)	17.90	(g)	9.77	(g)	13	1.10		3.38		0.85		5
—	17.29		15.27		12	1.11	(e)	8.71	(e)	0.96	(e)	6

$(0.32)	$16.24	(g)	4.45	%(g)	$4,745	1.00	%(c)	3.09	%(c)	0.68	%(c)	6%
(1.10)	15.86		(5.55)		12,973	1.01	(c)(e)(f)	1.98	(c)(e)(f)	1.27	(c)(e)(f)	98
(1.05)	17.89	(g)	9.87	(g)	12,678	1.00		3.04		1.00		5
—	17.31		15.40		5,395	1.00	(e)	8.82	(e)	1.05	(e)	6

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	299

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI U.S. Small-Cap Growth:
Class A
9/30/2016	$14.61	$(0.11)	$0.29	$0.18	$(1.17)
12/1/2014 - 9/30/2015#	17.45	(0.12)	(1.21)	(1.33)	(1.51)
11/30/2014	19.09	(0.19)	0.36	0.17	(1.81)
11/30/2013	13.25	(0.15)	6.27	6.12	(0.28)
11/30/2012	13.34	(0.08)	0.98	0.90	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—
Class C
9/30/2016	$14.02	$(0.20)	$0.26	$0.06	$(1.17)
12/1/2014 - 9/30/2015#	16.90	(0.22)	(1.15)	(1.37)	(1.51)
11/30/2014	18.68	(0.31)	0.34	0.03	(1.81)
11/30/2013	13.07	(0.25)	6.14	5.89	(0.28)
11/30/2012	13.25	(0.18)	0.99	0.81	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.22)	(0.30)	(0.52)	—
Class R
9/30/2016	$14.44	$(0.14)	$0.28	$0.14	$(1.17)
12/1/2014 - 9/30/2015#	17.29	(0.15)	(1.19)	(1.34)	(1.51)
11/30/2014	18.98	(0.22)	0.34	0.12	(1.81)
11/30/2013	13.19	(0.17)	6.24	6.07	(0.28)
11/30/2012	13.31	(0.11)	0.98	0.87	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.15)	(0.31)	(0.46)	—
Class P
9/30/2016	$14.81	$(0.09)	$0.28	$0.19	$(1.17)
12/1/2014 - 9/30/2015#	17.64	(0.10)	(1.22)	(1.32)	(1.51)
11/30/2014	19.25	(0.15)	0.35	0.20	(1.81)
11/30/2013	13.32	(0.11)	6.32	6.21	(0.28)
11/30/2012	13.37	(0.04)	0.98	0.94	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.09)	(0.31)	(0.40)	—
Institutional Class
9/30/2016	$14.88	$(0.08)	$0.29	$0.21	$(1.17)
12/1/2014 - 9/30/2015#	17.71	(0.09)	(1.23)	(1.32)	(1.51)
11/30/2014	19.30	(0.14)	0.36	0.22	(1.81)
11/30/2013	13.35	(0.08)	6.31	6.23	(0.28)
11/30/2012	13.39	(0.04)	0.99	0.95	(0.99)
11/30/2011	12.84	(0.07)	0.62	0.55	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

300	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$13.62	1.09%	$3,430	1.30%		2.07%		(0.80)%		120%
14.61	(8.17)	3,057	1.40	(c)(d)	1.75	(c)(d)	(0.86	)(c)(d)	79
17.45	1.31	3,277	1.44		1.89		(1.05)		69
19.09	47.16	4,971	1.50		1.91		(0.90)		81
13.25	7.67	1,359	1.50		2.45		(0.59)		92
13.34	(3.12)	837	1.50	(c)	2.70	(c)	(0.92	)(c)	111

$12.91	0.23%	$537	2.10%		2.93%		(1.60)%		120%
14.02	(8.72)	634	2.20	(c)(d)	2.59	(c)(d)	(1.66	)(c)(d)	79
16.90	0.53	661	2.20		2.69		(1.81)		69
18.68	46.03	606	2.21		2.73		(1.57)		81
13.07	6.99	228	2.22		3.16		(1.35)		92
13.25	(3.78)	134	2.25	(c)	3.04	(c)	(1.60	)(c)	111

$13.41	0.81%	$19	1.55%		2.34%		(1.06)%		120%
14.44	(8.32)	22	1.65	(c)(d)	2.03	(c)(d)	(1.10	)(c)(d)	79
17.29	1.03	29	1.66		2.20		(1.26)		69
18.98	46.99	26	1.67		2.16		(1.03)		81
13.19	7.44	10	1.70		2.60		(0.84)		92
13.31	(3.34)	10	1.75	(c)	2.50	(c)	(1.14	)(c)	111

$13.83	1.15%	$230	1.16%		1.86%		(0.64)%		120%
14.81	(8.01)	272	1.25	(c)(d)	1.55	(c)(d)	(0.72	)(c)(d)	79
17.64	1.47	214	1.25		1.76		(0.84)		69
19.25	47.60	110	1.25		1.74		(0.69)		81
13.32	7.97	19	1.25		2.25		(0.27)		92
13.37	(2.90)	15	1.25	(c)	2.13	(c)	(0.65	)(c)	111

$13.92	1.28%	$19,403	1.07%		1.85%		(0.58)%		120%
14.88	(7.98)	32,670	1.16	(c)(d)	1.53	(c)(d)	(0.62	)(c)(d)	79
17.71	1.57	33,231	1.16		1.66		(0.76)		69
19.30	47.64	29,116	1.16		1.69		(0.48)		81
13.35	8.05	20,140	1.15		2.09		(0.29)		92
13.39	4.28	20,862	1.15		1.99		(0.53)		111

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	301

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Ultra Micro Cap:
Class A
9/30/2016	$22.58	$(0.38)	$1.64	$1.26	$(1.99)
12/1/2014 - 9/30/2015#	23.75	(0.35)	(0.61)	(0.96)	(0.21)
11/30/2014	24.34	(0.44)	(0.04)	(0.48)	(0.11)
11/30/2013	15.53	(0.29)	9.11	8.82	(0.01)
12/19/2011* - 11/30/2012	12.82	(0.14)	2.85	2.71	—
Class P
9/30/2016	$22.74	$(0.32)	$1.65	$1.33	$(1.99)
12/1/2014 - 9/30/2015#	23.86	(0.30)	(0.61)	(0.91)	(0.21)
11/30/2014	24.40	(0.39)	(0.04)	(0.43)	(0.11)
11/30/2013	15.54	(0.24)	9.11	8.87	(0.01)
11/30/2012	13.26	(0.20)	2.71	2.51	(0.23)
12/27/2010* - 11/30/2011	13.80	(0.29)	(0.22)	(0.51)	(0.03)
Institutional Class
9/30/2016	$22.77	$(0.32)	$1.67	$1.35	$(1.99)
12/1/2014 - 9/30/2015#	23.93	(0.34)	(0.61)	(0.95)	(0.21)
11/30/2014	24.49	(0.40)	(0.05)	(0.45)	(0.11)
11/30/2013	15.59	(0.26)	9.17	8.91	(0.01)
11/30/2012	13.29	(0.19)	2.72	2.53	(0.23)
11/30/2011	13.25	(0.29)	1.08	0.79	(0.75)

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

302	Annual Report	| September 30, 2016 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$21.85	5.73%	$19,312	2.26%		2.26%		(1.83)%		32%
22.58	(4.08)	41,119	2.08	(c)(d)	2.08	(c)(d)	(1.70	)(c)(d)	43
23.75	(1.98)	53,192	2.16		2.16		(1.81)		66
24.34	56.82	61,525	2.20		2.30		(1.41)		59
15.53	21.14	6,862	2.36	(c)	3.36	(c)	(0.96	)(c)	114

$22.08	6.02%	$5,343	1.97%		1.97%		(1.54)%		32%
22.74	(3.84)	7,710	1.81	(c)(d)	1.81	(c)(d)	(1.42	)(c)(d)	43
23.86	(1.77)	10,561	1.94		1.94		(1.67)		66
24.40	57.10	858	2.01		2.07		(1.19)		59
15.54	19.26	252	2.18		3.08		(1.38)		114
13.26	(3.64)	230	2.41	(c)	3.48	(c)	(2.23	)(c)	101

$22.13	6.10%	$23,504	1.94%		1.94%		(1.52)%		32%
22.77	(4.00)	43,621	1.97	(c)(d)	1.97	(c)(d)	(1.60	)(c)(d)	43
23.93	(1.84)	49,525	2.00		2.00		(1.65)		66
24.49	57.18	62,641	2.00		2.00		(1.24)		59
15.59	19.37	9,296	2.08		3.15		(1.32)		114
13.29	6.04	9,757	2.24		3.53		(2.06)		101

See accompanying Notes to Financial Statements	| September 30, 2016 |	Annual Report	303

Notes to Financial Statements

September 30, 2016

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end registered investment management company organized as a Massachusetts business trust and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. As of September 30, 2016, the Trust consisted of thirty-nine separate investment series (each a “Fund” and collectively the “Funds”). Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”) (each a “Sub-Adviser” and collectively the “Sub-Advisers”) served as the Funds’ investment manager and sub-advisers, respectively, during the reporting period. AllianzGI U.S. and NFJ are, and AGIFM was, prior to its merger with and into AllianzGI U.S. on October 1, 2016, indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AllianzGI U.S. and NFJ were each an affiliate of AGIFM during the reporting period. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative. Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. Shares of AllianzGI Convertible are currently not available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds are no longer permitted to exchange any of their shares for shares of AllianzGI Convertible, with certain exceptions.

Notwithstanding the merger of AGIFM and AllianzGI U.S. on October 1, 2016, these Notes portray that AGIFM served as the Funds’ investment manager and AllianzGI U.S. served as certain of the Funds’ sub-adviser, which was the case during the reporting period. Following the merger, AllianzGI U.S. assumed the services and responsibilities previously provided by AGIFM as investment manager and all Funds for which AllianzGI U.S. served as sub-adviser on September 30, 2016, no longer have a sub-adviser.

The following Funds sold and issued shares of beneficial interest to Allianz Funds Investments, Inc. (“AFI”) during the year ended September 30, 2016, period ended September 30, 2015 and year ended November 30, 2014. AFI is an indirect, wholly-owned subsidiary of Allianz SE.

AllianzGI Global Allocation
Class	Date	Shares	Amount
R6	9/8/15	908	$10,000

AllianzGI Global Dynamic Allocation
Class	Date	Shares	Amount
R6	2/1/16	578	$10,000

AllianzGI Global Megatrends
Class	Date	Shares	Amount
A	2/2/15	667	$10,000
P	2/2/15	666	10,000
Institutional	2/2/15	200,000	3,000,000
Totals		201,333	$3,020,000

AllianzGI Best Styles Emerging Markets Equity
Class	Date	Shares	Amount
A	4/26/16	765	$10,000
C	4/26/16	765	10,000
P	12/9/14	666	10,000
Institutional	12/9/14	667	10,000
R6	12/9/14	333,333	5,000,000
Totals		336,196	$5,040,000

AllianzGI Best Styles Global Equity
Class	Date	Shares	Amount
A	9/2/14	606	$10,000
C	4/26/16	654	10,000
P	12/22/14	641	10,000
Institutional	9/2/14	606	10,000
R6	12/2/13	333,333	5,000,000
Totals		335,840	$5,040,000

AllianzGI Best Styles International Equity
Class	Date	Shares	Amount
A	4/26/16	704	$10,000
C	4/26/16	704	10,000
P	12/9/14	666	10,000
Institutional	12/9/14	667	10,000
R6	12/9/14	333,333	5,000,000
Totals		336,074	$5,040,000

AllianzGI Best Styles U.S. Equity
Class	Date	Shares	Amount
A	4/26/16	671	$10,000
C	4/26/16	671	10,000
P	12/1/14	666	10,000
Institutional	12/1/14	667	10,000
R6	12/1/14	200,000	3,000,000
Totals		202,675	$3,040,000

AllianzGI Emerging Markets Consumer
Class	Date	Shares	Amount
A	12/1/14	667	$10,000
Institutional	12/1/14	200,000	3,000,000
Totals		200,667	$3,010,000

304	September 30, 2016 |	Annual Report

AllianzGI Emerging Markets Debt
Class	Date	Shares	Amount
A	9/15/14	667	$10,000
C	9/15/14	666	10,000
P	9/15/14	667	10,000
Institutional	9/15/14	2,000,000	30,000,000
Totals		2,002,000	$30,030,000

AllianzGI Emerging Markets Small-Cap
Class	Date	Shares	Amount
A	12/1/14	667	$10,000
Institutional	12/1/14	200,000	3,000,000
Totals		200,667	$3,010,000

AllianzGI Europe Equity Dividend
Class	Date	Shares	Amount
A	2/2/15	667	$10,000
C	2/2/15	667	10,000
P	2/2/15	666	10,000
Institutional	2/2/15	200,000	3,000,000
Totals		202,000	$3,030,000

AllianzGI Global Sustainability
Class	Date	Shares	Amount
A	12/9/14	667	$10,000
P	12/9/14	666	10,000
Institutional	12/9/14	200,000	3,000,000
Totals		201,333	$3,020,000

AllianzGI International Growth
Class	Date	Shares	Amount
A	2/2/15	667	$10,000
Institutional	2/2/15	200,000	3,000,000
Totals		200,667	$3,010,000

AllianzGI International Small-Cap
Class	Date	Shares	Amount
R6	2/1/16	298	$10,000

AllianzGI NFJ International Small-Cap Value
Class	Date	Shares	Amount
R6	9/8/15	525	$10,000

The investment objective of the Funds are disclosed below. There can be no assurance that the Funds will meet their stated objectives.

Investment Objective
AllianzGI Retirement 2020	The Funds seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income and, secondarily, capital appreciation.
AllianzGI Retirement 2025
AllianzGI Retirement 2030
AllianzGI Retirement 2035
AllianzGI Retirement 2040
AllianzGI Retirement 2045
AllianzGI Retirement 2050
AllianzGI Retirement 2055
AllianzGI Retirement Income	The Fund seeks current income, and secondarily, capital appreciation.
AllianzGI Global Allocation	The Fund seeks after-inflation capital appreciation and current income.
AllianzGI Global Dynamic Allocation	The Funds seek long-term capital appreciation.
AllianzGI Global Megatrends
AllianzGI Best Styles Emerging Markets Equity
AllianzGI Best Styles Global Equity
AllianzGI Best Styles International Equity
AllianzGI Best Styles U.S. Equity
AllianzGI China Equity
AllianzGI Emerging Markets Consumer
AllianzGI Emerging Markets Small-Cap
AllianzGI Europe Equity Dividend
AllianzGI Global Sustainability
AllianzGI Global Water
AllianzGI International Growth
AllianzGI NFJ Emerging Markets Value
AllianzGI NFJ International Small-Cap Value
AllianzGI NFJ International Value II
AllianzGI Structured Return

Annual Report	| September 30, 2016	305

Notes to Financial Statements (cont’d)

September 30, 2016

Investment Objective
AllianzGI Convertible	The Fund seeks maximum total return, consisting of capital appreciation and current income.
AllianzGI Emerging Markets Debt	The Fund seeks long-term capital appreciation and current income.
AllianzGI Global Fundamental Strategy	The Fund seeks to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes.
AllianzGI High Yield Bond	The Fund seeks a high level of current income and capital growth.
AllianzGI International Small-Cap	The Funds seek maximum long-term capital appreciation.
AllianzGI Micro Cap
AllianzGI U.S. Small-Cap Growth
AllianzGI Ultra Micro Cap
AllianzGI NFJ Global Dividend Value	The Fund seeks long-term growth of capital and income.
AllianzGI Multi-Asset Real Return	The Fund seeks long-term capital appreciation emphasizing inflation-adjusted returns.
AllianzGI Short Duration High Income	The Fund seeks a high level of current income with lower volatility than the broader high yield market.
AllianzGI U.S. Equity Hedged	The Fund seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the net asset value per share (“NAV”) as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. Each Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Manager circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager (in consultation with the Sub-Advisers) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security.

306	September 30, 2016 |	Annual Report

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3—valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2016 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities—Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage

Annual Report	| September 30, 2016	307

Notes to Financial Statements (cont’d)

September 30, 2016

evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations—Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps—OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker/dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

308	September 30, 2016 |	Annual Report

A summary of the inputs used at September 30, 2016 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 7(b), 7(c) and 7(d) for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Retirement 2020:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Mutual Funds	$39,950,512	—	—	$39,950,512
Exchange-Traded Funds	8,474,115	—	—	8,474,115
Repurchase Agreements	—	$173,000	—	173,000
	48,424,627	173,000	—	48,597,627
Other Financial Instruments* – Assets
Interest Rate Contracts	558	—	—	558
Market Price	260	—	—	260
	818	—	—	818
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(5,017)	—	—	(5,017)
Market Price	(5,072)	—	—	(5,072)
	(10,089)	—	—	(10,089)
Totals	$48,415,356	$173,000	—	$48,588,356

AllianzGI Retirement 2025:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Mutual Funds	$44,121,329	—	—	$44,121,329
Exchange-Traded Funds	6,613,781	—	—	6,613,781
Repurchase Agreements	—	$335,000	—	335,000
	50,735,110	335,000	—	51,070,110
Other Financial Instruments* – Assets
Interest Rate Contracts	1,074	—	—	1,074
Market Price	346	—	—	346
	1,420	—	—	1,420
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(4,390)	—	—	(4,390)
Market Price	(5,192)	—	—	(5,192)
	(9,582)	—	—	(9,582)
Totals	$50,726,948	$335,000	—	$51,061,948

AllianzGI Retirement 2030:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Mutual Funds	$50,677,210	—	—	$50,677,210
Exchange-Traded Funds	6,203,691	—	—	6,203,691
Repurchase Agreements	—	$815,000	—	815,000
	56,880,901	815,000	—	57,695,901
Other Financial Instruments* – Assets
Interest Rate Contracts	1,203	—	—	1,203
Market Price	389	—	—	389
	1,592	—	—	1,592
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(4,390)	—	—	(4,390)
Market Price	(8,307)	—	—	(8,307)
	(12,697)	—	—	(12,697)
Totals	$56,869,796	$815,000	—	$57,684,796

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Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI Retirement 2035:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Mutual Funds	$41,548,589	—	—	$41,548,589
Exchange-Traded Funds	4,801,274	—	—	4,801,274
Repurchase Agreements	—	$1,299,000	—	1,299,000
	46,349,863	1,299,000	—	47,648,863
Other Financial Instruments* – Assets
Interest Rate Contracts	816	—	—	816
Market Price	293	—	—	293
	1,109	—	—	1,109
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(2,509)	—	—	(2,509)
Market Price	(7,133)	—	—	(7,133)
	(9,642)	—	—	(9,642)
Totals	$46,341,330	$1,299,000	—	$47,640,330

AllianzGI Retirement 2040:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Mutual Funds	$35,908,434	—	—	$35,908,434
Exchange-Traded Funds	3,626,932	—	—	3,626,932
Repurchase Agreements	—	$531,000	—	531,000
	39,535,366	531,000	—	40,066,366
Other Financial Instruments* – Assets
Interest Rate Contracts	301	—	—	301
Market Price	152	—	—	152
	453	—	—	453
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(2,509)	—	—	(2,509)
Market Price	(8,388)	—	—	(8,388)
	(10,897)	—	—	(10,897)
Totals	$39,524,922	$531,000	—	$40,055,922

AllianzGI Retirement 2045:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Mutual Funds	$23,058,648	—	—	$23,058,648
Exchange-Traded Funds	753,576	—	—	753,576
Repurchase Agreements	—	$450,000	—	450,000
	23,812,224	450,000	—	24,262,224
Other Financial Instruments* – Assets
Interest Rate Contracts	129	—	—	129
Market Price	43	—	—	43
	172	—	—	172
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(1,254)	—	—	(1,254)
Market Price	(7,943)	—	—	(7,943)
	(9,197)	—	—	(9,197)
Totals	$23,803,199	$450,000	—	$24,253,199

310	September 30, 2016 |	Annual Report

AllianzGI Retirement 2050:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Mutual Funds	$21,040,843	—	—	$21,040,843
Exchange-Traded Funds	943,229	—	—	943,229
Repurchase Agreements	—	$728,000	—	728,000
	21,984,072	728,000	—	22,712,072
Other Financial Instruments* – Assets
Interest Rate Contracts	129	—	—	129
Market Price	71	—	—	71
	200	—	—	200
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(1,255)	—	—	(1,255)
Market Price	(7,946)	—	—	(7,946)
	(9,201)	—	—	(9,201)
Totals	$21,975,071	$728,000	—	$22,703,071

AllianzGI Retirement 2055:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Mutual Funds	$7,469,248	—	—	$7,469,248
Exchange-Traded Funds	236,893	—	—	236,893
Repurchase Agreements	—	$472,000	—	472,000
	7,706,141	472,000	—	8,178,141
Other Financial Instruments* – Assets
Interest Rate Contracts	107	—	—	107
Market Price	33	—	—	33
	140	—	—	140
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(627)	—	—	(627)
Market Price	(2,293)	—	—	(2,293)
	(2,920)	—	—	(2,920)
Totals	$7,703,361	$472,000	—	$8,175,361

AllianzGI Retirement Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Mutual Funds	$46,654,091	—	—	$46,654,091
Exchange-Traded Funds	2,066,068	—	—	2,066,068
Repurchase Agreements	—	$457,000	—	457,000
	48,720,159	457,000	—	49,177,159
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(16,104)	—	—	(16,104)
Totals	$48,704,055	$457,000	—	$49,161,055

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Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI Global Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Mutual Funds	$465,497,770	—	—	$465,497,770
Exchange-Traded Funds	10,179,477	—	—	10,179,477
Repurchase Agreements	—	$10,671,000	—	10,671,000
	475,677,247	10,671,000	—	486,348,247
Other Financial Instruments* – Assets
Foreign Exchange Contracts	384,458	—	—	384,458
Interest Rate Contracts	52,613	—	—	52,613
Market Price	326,108	—	—	326,108
	763,179	—	—	763,179
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(283,908)	—	—	(283,908)
Market Price	(252,474)	—	—	(252,474)
	(536,382)	—	—	(536,382)
Totals	$475,904,044	$10,671,000	—	$486,575,044

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Mutual Funds	$35,873,086	—	—	$35,873,086
Exchange-Traded Funds	4,242,092	—	—	4,242,092
U.S. Treasury Obligations	—	$3,375,605	—	3,375,605
U.S. Government Agency Securities	—	369,799	—	369,799
Repurchase Agreements	—	9,007,000	—	9,007,000
	40,115,178	12,752,404	—	52,867,582
Other Financial Instruments* – Assets
Foreign Exchange Contracts	33,886	—	—	33,886
Interest Rate Contracts	232	—	—	232
Market Price	81,985	—	—	81,985
	116,103	—	—	116,103
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(19,074)	—	—	(19,074)
Market Price	(10,273)	—	—	(10,273)
	(29,347)	—	—	(29,347)
Totals	$40,201,934	$12,752,404	—	$52,954,338

AllianzGI Global Megatrends:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Mutual Funds	$3,169,367	—	—	$3,169,367
Repurchase Agreements	—	$104,000	—	104,000
Totals	$3,169,367	$104,000	—	$3,273,367

312	September 30, 2016 |	Annual Report

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock:
China	$360,317	$3,340,582	$11,105	$3,712,004
Denmark	—	38,404	—	38,404
Hong Kong	—	85,499	—	85,499
Hungary	18,758	118,951	—	137,709
Indonesia	64,560	250,625	—	315,185
Korea (Republic of)	56,342	2,027,509	—	2,083,851
Malaysia	247,505	169,005	—	416,510
Philippines	6,630	40,235	—	46,865
Poland	17,614	10,292	—	27,906
Russian Federation	140,830	117,609	—	258,439
Singapore	6,732	30,742	—	37,474
South Africa	205,408	388,829	—	594,237
Taiwan	21,956	1,529,342	—	1,551,298
Thailand	—	89,164	275,544	364,708
Turkey	—	322,237	—	322,237
United Kingdom	6,359	13,120	—	19,479
All Other	1,137,547	—	—	1,137,547
Preferred Stock	484,209	—	—	484,209
Repurchase Agreements	—	376,000	—	376,000
	2,774,767	8,948,145	286,649	12,009,561
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	176	—	176
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(262)	—	(262)
Market Price	(11,090)	—	—	(11,090)
	(11,090)	(262)	—	(11,352)
Totals	$2,763,677	$8,948,059	$286,649	$11,998,385

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock:
Australia	—	$8,058,473	—	$8,058,473
Austria	—	2,243,425	—	2,243,425
Belgium	—	2,357,127	—	2,357,127
China	$4,111,626	17,615,775	$1,199	21,728,600
Denmark	—	4,435,336	—	4,435,336
Finland	305,730	1,813,936	—	2,119,666
France	111,728	20,016,638	—	20,128,366
Germany	—	19,936,423	—	19,936,423
Hong Kong	352,612	1,736,280	—	2,088,892
Indonesia	—	4,108,359	—	4,108,359
Israel	—	1,673,534	—	1,673,534
Italy	—	4,357,169	—	4,357,169
Japan	—	33,010,100	—	33,010,100
Korea (Republic of)	3,007,045	10,733,244	—	13,740,289
Malaysia	1,580,091	308,209	—	1,888,300

Annual Report	| September 30, 2016	313

Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI Best Styles Global Equity (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Netherlands	$1,166,821	$3,354,193	—	$4,521,014
New Zealand	—	947,587	—	947,587
Norway	776,453	3,160,644	—	3,937,097
Philippines	—	317,701	—	317,701
Russian Federation	231,332	112,739	—	344,071
Singapore	2,693,809	1,816,496	—	4,510,305
Spain	—	4,860,420	—	4,860,420
Sweden	—	3,130,237	—	3,130,237
Switzerland	1,507,800	5,355,517	—	6,863,317
Taiwan	—	6,237,883	—	6,237,883
Thailand	—	1,650,697	$2,114,630	3,765,327
Turkey	—	3,912,629	—	3,912,629
United Kingdom	1,083,076	35,029,389	—	36,112,465
All Other	354,104,230	—	—	354,104,230
Preferred Stock:
Brazil	1,863,151	—	—	1,863,151
All Other	—	2,563,100	—	2,563,100
Repurchase Agreements	—	27,464,000	—	27,464,000
	372,895,504	232,317,260	2,115,829	607,328,593
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	5,689	—	5,689
Market Price	164,631	—	—	164,631
	164,631	5,689	—	170,320
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(1,747)	—	(1,747)
Market Price	(27,348)	—	—	(27,348)
	(27,348)	(1,747)	—	(29,095)
Totals	$373,032,787	$232,321,202	$2,115,829	$607,469,818

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock:
Austria	$72,034	$1,329,595	—	$1,401,629
Greece	77,968	275,441	—	353,409
Hong Kong	253,881	2,285,577	—	2,539,458
Ireland	486,617	413,581	—	900,198
New Zealand	254,872	789,436	—	1,044,308
Singapore	186,923	—	—	186,923
Sweden	227,833	1,274,495	—	1,502,328
Switzerland	58,075	4,765,177	—	4,823,252
United Kingdom	2,790,209	9,678,324	$1,753	12,470,286
All Other	—	43,776,793	—	43,776,793
Preferred Stock	—	530,930	—	530,930
Repurchase Agreements	—	1,237,000	—	1,237,000
	4,408,412	66,356,349	1,753	70,766,514
Other Financial Instruments* – Assets
Market Price	147	—	—	147
Totals	$4,408,559	$66,356,349	$1,753	$70,766,661

314	September 30, 2016 |	Annual Report

AllianzGI Best Styles U.S. Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock	$93,193,123	—	—	$93,193,123
Rights	—	$11,868	—	11,868
Repurchase Agreements	—	6,957,000	—	6,957,000
	93,193,123	6,968,868	—	100,161,991
Other Financial Instruments* – Assets
Market Price	88,800	—	—	88,800
Totals	$93,281,923	$6,968,868	—	$100,250,791

AllianzGI China Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock:
China	$496,825	$2,785,707	—	$3,282,532
Hong Kong	—	209,566	—	209,566
Repurchase Agreements	—	111,000	—	111,000
Totals	$496,825	$3,106,273	—	$3,603,098

AllianzGI Convertible:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Convertible Bonds:
Food & Beverage	—	—	$9,864,793	$9,864,793
IT Services	—	—	10,184,892	10,184,892
All Other	—	$1,192,699,109	—	1,192,699,109
Convertible Preferred Stock:
Financial Services	—	21,151,805	—	21,151,805
Food & Beverage	—	14,289,586	—	14,289,586
All Other	$235,297,046	—	—	235,297,046
Repurchase Agreements	—	26,639,000	—	26,639,000
Totals	$235,297,046	$1,254,779,500	$20,049,685	$1,510,126,231

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock:
Brazil	$2,011,757	—	—	$2,011,757
China	2,885,272	$6,808,013	—	9,693,285
Indonesia	1,129,968	56,057	—	1,186,025
Malaysia	314,842	300,510	—	615,352
Mexico	437,071	—	—	437,071
Russian Federation	384,781	—	$579,790	964,571
South Africa	224,836	2,259,620	—	2,484,456
Thailand	—	738,445	1,124,290	1,862,735
United States	3,214,225	—	—	3,214,225
All Other	—	19,710,437	—	19,710,437
Preferred Stock	—	232,188	—	232,188
Equity-Linked Securities	—	137,227	—	137,227

Annual Report	| September 30, 2016	315

Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI Emerging Markets Consumer (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Repurchase Agreements	—	$574,000	—	$574,000
	$10,602,752	30,816,497	$1,704,080	43,123,329
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	431	—	431
Totals	$10,602,752	$30,816,928	$1,704,080	$43,123,760

AllianzGI Emerging Markets Debt:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Corporate Bonds & Notes	—	$27,725,153	—	$27,725,153
Sovereign Debt Obligations	—	13,766,428	—	13,766,428
Repurchase Agreements	—	1,243,000	—	1,243,000
	—	42,734,581	—	42,734,581
Other Financial Instruments* – Assets
Credit Contracts	—	76,570	—	76,570
Other Financial Instruments* – Liabilities
Credit Contracts	—	(22,297)	—	(22,297)
Foreign Exchange Contracts	—	(16,241)	—	(16,241)
	—	(38,538)	—	(38,538)
Totals	—	$42,772,613	—	$42,772,613

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock:
Brazil	$348,057	—	—	$348,057
Czech Republic	38,664	—	—	38,664
Greece	91,396	$30,651	—	122,047
Hong Kong	31,671	599,261	—	630,932
India	58,664	1,248,392	—	1,307,056
Malaysia	66,986	179,418	—	246,404
Mexico	63,995	—	—	63,995
Philippines	15,037	217,843	—	232,880
Poland	20,035	365,960	—	385,995
Russian Federation	109,007	—	$41,249	150,256
South Africa	122,985	151,015	—	274,000
Thailand	229,575	652,915	—	882,490
All Other	—	8,121,202	—	8,121,202
Preferred Stock	—	—	110,379	110,379
Repurchase Agreements	—	112,000	—	112,000
Totals	$1,196,072	$11,678,657	$151,628	$13,026,357

316	September 30, 2016 |	Annual Report

AllianzGI Europe Equity Dividend:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock:
Belgium	$21,710	$109,012	—	$130,722
Sweden	12,234	192,585	—	204,819
United Kingdom	9,902	1,813,364	—	1,823,266
All Other	—	3,492,721	—	3,492,721
Repurchase Agreements	—	722,000	—	722,000
Totals	$43,846	$6,329,682	—	$6,373,528

AllianzGI Global Fundamental Strategy:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock:
China	$154,760	$160,236	—	$314,996
Hong Kong	170,241	—	—	170,241
Israel	153,252	—	—	153,252
United States	1,101,517	—	—	1,101,517
All Other	—	3,279,273	—	3,279,273
Sovereign Debt Obligations	—	4,782,176	—	4,782,176
Corporate Bonds & Notes	—	2,907,159	—	2,907,159
Exchange-Traded Funds	545,353	—	—	545,353
U.S. Treasury Obligations	—	446,836	—	446,836
Repurchase Agreements	—	1,841,000	—	1,841,000
Options Purchased:
Foreign Exchange Contracts	188	—	—	188
Market Price	36,750	—	—	36,750
	2,162,061	13,416,680	—	15,578,741
Investments in Securities – Liabilities
Options Written:
Market Price	(19,383)	—	—	(19,383)
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	18,900	—	18,900
Market Price	3,136	—	—	3,136
	3,136	18,900	—	22,036
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(6,677)	—	—	(6,677)
Market Price	(22,488)	—	—	(22,488)
	(29,165)	—	—	(29,165)
Totals	$2,116,649	$13,435,580	—	$15,552,229

AllianzGI Global Sustainability:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock:
Australia	—	$289,488	—	$289,488
Denmark	—	292,209	—	292,209
France	—	533,347	—	533,347
Germany	—	1,435,017	—	1,435,017
Japan	—	1,112,385	—	1,112,385

Annual Report	| September 30, 2016	317

Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI Global Sustainability (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Spain	—	$876,376	—	$876,376
Sweden	—	665,373	—	665,373
Switzerland	—	871,562	—	871,562
United Kingdom	$328,545	2,513,077	—	2,841,622
All Other	10,765,599	—	—	10,765,599
Preferred Stock	—	466,282	—	466,282
Repurchase Agreements	—	621,000	—	621,000
Totals	$11,094,144	$9,676,116	—	$20,770,260

AllianzGI Global Water:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock:
Austria	—	$23,563,154	—	$23,563,154
China	—	17,150,184	—	17,150,184
Finland	—	17,098,670	—	17,098,670
France	—	50,953,998	—	50,953,998
Germany	—	11,873,616	—	11,873,616
Israel	—	3,791,617	—	3,791,617
Netherlands	—	15,818,074	—	15,818,074
Switzerland	$3,928,366	47,317,511	—	51,245,877
United Kingdom	30,084,106	72,039,849	—	102,123,955
All Other	207,162,021	—	—	207,162,021
Repurchase Agreements	—	14,251,000	—	14,251,000
Totals	$241,174,493	$273,857,673	—	$515,032,166

AllianzGI High Yield Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Corporate Bonds & Notes:
Oil, Gas & Consumable Fuels	—	$27,900,075	$760,320	$28,660,395
All Other	—	313,848,304	—	313,848,304
Senior Loans	—	—	4,837,520	4,837,520
Common Stock	—	—	897,099	897,099
Warrants	—	—	72,615	72,615
Repurchase Agreements	—	16,026,000	—	16,026,000
	—	357,774,379	6,567,554	364,341,933
Other Financial Instruments* – Liabilities
Unrealized depreciation of unfunded loan commitment	—	—	(49,286)	(49,286)
Totals	—	$357,774,379	$6,518,268	$364,292,647

318	September 30, 2016 |	Annual Report

AllianzGI International Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock:
Brazil	$1,382,042	—	—	$1,382,042
Canada	2,485,572	—	—	2,485,572
China	523,269	$677,313	—	1,200,582
India	224,656	—	—	224,656
Ireland	318,137	—	—	318,137
Mexico	303,670	—	—	303,670
All Other	—	22,270,222	—	22,270,222
Repurchase Agreements	—	272,000	—	272,000
Totals	$5,237,346	$23,219,535	—	$28,456,881

AllianzGI International Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock:
Ireland	$1,737,496	$916,206	—	$2,653,702
Netherlands	1,415,763	2,492,395	—	3,908,158
Switzerland	1,875,045	2,126,897	—	4,001,942
United Kingdom	1,049,954	8,858,332	—	9,908,286
All Other	—	78,515,253	—	78,515,253
Repurchase Agreements	—	3,309,000	—	3,309,000
	6,078,258	96,218,083	—	102,296,341
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	—	—	—
Totals	$6,078,258	$96,218,083	—	$102,296,341

AllianzGI Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock	$34,785,033	—	—	$34,785,033
Repurchase Agreements	—	$802,000	—	802,000
Totals	$34,785,033	$802,000	—	$35,587,033

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Mutual Funds	$1,859,219	—	—	$1,859,219
Common Stock:
Australia	—	$81,172	—	81,172
Austria	—	2,732	—	2,732
France	—	39,279	—	39,279
Germany	—	24,634	—	24,634
Hong Kong	—	102,505	—	102,505
Japan	—	114,716	—	114,716
Singapore	—	23,930	—	23,930
Switzerland	—	4,918	—	4,918
United Kingdom	—	27,131	—	27,131

Annual Report	| September 30, 2016	319

Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI Multi-Asset Real Return (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
All Other	$570,043	—	—	$570,043
Exchange-Traded Funds	679,749	—	—	679,749
Repurchase Agreements	—	$119,000	—	119,000
	3,109,011	540,017	—	3,649,028
Other Financial Instruments* – Assets
Market Price	443	—	—	443
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(326)	—	—	(326)
Market Price	(933)	—	—	(933)
	(1,259)	—	—	(1,259)
Totals	$3,108,195	$540,017	—	$3,648,212

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock:
Brazil	$591,288	—	—	$591,288
Chile	122,121	—	—	122,121
Czech Republic	53,098	—	—	53,098
India	116,067	$652,938	—	769,005
Malaysia	221,804	114,163	—	335,967
Mexico	359,288	—	—	359,288
Russian Federation	60,802	—	$249,359	310,161
Singapore	56,647	—	—	56,647
South Africa	121,693	240,022	—	361,715
Taiwan	50,548	1,089,416	—	1,139,964
Turkey	54,935	111,122	—	166,057
All Other	—	3,322,609	—	3,322,609
Preferred Stock:
Brazil	57,031	—	—	57,031
Korea (Republic of)	—	293,599	—	293,599
Russian Federation	—	—	18,688	18,688
Equity-Linked Securities	—	114,079	—	114,079
Exchange-Traded Funds	56,175	—	—	56,175
Repurchase Agreements	—	569,000	—	569,000
	1,921,497	6,506,948	268,047	8,696,492
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	27	—	27
Totals	$1,921,497	$6,506,975	$268,047	$8,696,519

AllianzGI NFJ Global Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock:
China	—	$561,653	—	$561,653
France	—	275,423	—	275,423
Germany	—	549,079	—	549,079
Japan	—	540,652	—	540,652

320	September 30, 2016 |	Annual Report

AllianzGI NFJ Global Dividend Value (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Korea (Republic of)	—	$285,007	—	$285,007
Norway	—	300,212	—	300,212
Spain	—	282,502	—	282,502
Switzerland	—	273,845	—	273,845
United Kingdom	$255,357	1,760,347	—	2,015,704
All Other	8,752,860	—	—	8,752,860
	9,008,217	4,828,720	—	13,836,937
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	12	—	12
Totals	$9,008,217	$4,828,732	—	$13,836,949

AllianzGI NFJ International Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock:
Austria	$77,533	$88,801	—	$166,334
Brazil	209,261	—	—	209,261
Canada	638,711	—	—	638,711
Chile	269,823	—	—	269,823
Finland	93,537	115,976	—	209,513
Greece	97,731	—	—	97,731
Hong Kong	100,990	427,337	—	528,327
Mexico	68,705	—	—	68,705
Singapore	113,900	93,410	—	207,310
Sweden	237,779	674,590	—	912,369
United Kingdom	769,690	1,018,514	—	1,788,204
All Other	—	6,647,252	—	6,647,252
Repurchase Agreements	—	186,000	—	186,000
	2,677,660	9,251,880	—	11,929,540
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	1,866	—	1,866
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(744)	—	(744)
Totals	$2,677,660	$9,253,002	—	$11,930,662

AllianzGI NFJ International Value II:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock:
Brazil	$790,972	—	—	$790,972
Canada	3,009,059	—	—	3,009,059
Chile	405,022	—	—	405,022
China	337,722	$2,421,768	—	2,759,490
Colombia	441,152	—	—	441,152
Ireland	490,707	460,501	—	951,208
Israel	450,898	—	—	450,898
Korea (Republic of)	579,854	—	—	579,854
Malaysia	441,915	—	—	441,915

Annual Report	| September 30, 2016	321

Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI NFJ International Value II (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Mexico	$302,016	—	—	$302,016
Netherlands	438,900	$934,931	—	1,373,831
Russian Federation	648,109	—	—	648,109
South Africa	275,932	494,457	—	770,389
Taiwan	620,977	—	—	620,977
Turkey	439,725	—	—	439,725
United Kingdom	1,191,869	6,095,297	—	7,287,166
All Other	—	22,486,614	—	22,486,614
Repurchase Agreements	—	579,000	—	579,000
Totals	$10,864,829	$33,472,568	—	$44,337,397

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Corporate Bonds & Notes	—	$1,127,790,879	—	$1,127,790,879
Senior Loans	—	133,655,462	—	133,655,462
Repurchase Agreements	—	78,639,000	—	78,639,000
Totals	—	$1,340,085,341	—	$1,340,085,341

AllianzGI Structured Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Exchange-Traded Funds	$243,986,400	—	—	$243,986,400
Repurchase Agreements	—	$25,177,000	—	25,177,000
Options Purchased:
Market Price	439,354	—	—	439,354
	244,425,754	25,177,000	—	269,602,754
Investments in Securities – Liabilities
Options Written:
Market Price	(13,175,120)	—	—	(13,175,120)
Totals	$231,250,634	$25,177,000	—	$256,427,634

AllianzGI U.S. Equity Hedged:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Exchange-Traded Funds	$5,407,500	—	—	$5,407,500
Options Purchased:
Market Price	68,095	—	—	68,095
	5,475,595	—	—	5,475,595
Investments in Securities – Liabilities
Options Written:
Market Price	(30,553)	—	—	(30,553)
Totals	$5,445,042	—	—	$5,445,042

322	September 30, 2016 |	Annual Report

AllianzGI U.S. Small-Cap Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock	$23,298,695	—	—	$23,298,695
Repurchase Agreements	—	$367,000	—	367,000
Totals	$23,298,695	$367,000	—	$23,665,695

AllianzGI Ultra Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/16
Common Stock	$48,119,697	—	—	$48,119,697
Repurchase Agreements	—	$181,000	—	181,000
Totals	$48,119,697	$181,000	—	$48,300,697

At September 30, 2016, the following Funds had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2		Level 2 to Level 1
AllianzGI Best Styles Emerging Markets Equity	—		$266,426	(b)
AllianzGI Best Styles Global Equity	$2,493,941	(a)	3,778,861	(b)
AllianzGI Best Styles International Equity	82,952	(a)	250,588	(b)
AllianzGI China Equity	—		109,002	(b)
AllianzGI Emerging Markets Consumer	1,688,945	(a)	539,678	(b)
AllianzGI Emerging Markets Small-Cap	83,798	(a)	92,599	(b)
AllianzGI Europe Equity Dividend	61,451	(a)	9,902	(b)
AllianzGI Global Water	—		6,061,326	(b)
AllianzGI International Small-Cap	916,206	(a)	1,737,496	(b)
AllianzGI NFJ Emerging Markets Value	239,690	(a)	116,493	(b)
AllianzGI NFJ International Small-Cap Value	171,645	(a)	307,208	(b)
AllianzGI NFJ International Value II	479,497	(a)	490,707	(b)

(a)	This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at September 30, 2015, which was applied on September 30, 2016.
(b)	This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at September 30, 2015, which was not applied on September 30, 2016.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2016, was as follows:

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Beginning Balance 9/30/15		Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 9/30/16
Common Stock:
China	—		—	—	—	—	—	$11,105	—	$11,105
Thailand	$42,664		$297,737	$(75,805)	—	$(18,028)	$28,976	—	—	275,544
Rights:
China	—	††	—	(150)	—	150	—	—	—	—
Totals	$42,664		$297,737	$(75,955)	—	$(17,878)	$28,976	$11,105	—	$286,649

Annual Report	| September 30, 2016	323

Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/16
Common Stock:
China	$1,200	—		—	—	—	$(1)	—	—	$1,199
Japan	157,213	—		$(167,231)#	—	—	10,018	—	—	—
Thailand	200,284	$1,834,001		(165,004)	—	$21,363	223,986	—	—	2,114,630
Rights:
Korea (Republic of)	7,625	—		(3,259)	—	(5,380)	1,014	—	—	—
Totals	$366,322	$1,834,001		$(335,494)	—	$15,983	$235,017	—	—	$2,115,829

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/16
Common Stock:
United Kingdom	—	$1,961	†	—	—	—	$(208)	—	—	$1,753

AllianzGI Convertible:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/16
Convertible Bonds:
Food & Beverage	—	$11,545,000		$(1,486,875)	—	$(13,125)	$(180,207)	—	—	$9,864,793
IT Services	—	11,160,000		(1,017,500)	—	17,500	24,892	—	—	10,184,892
Totals	—	$22,705,000		$(2,504,375)	—	$4,375	$(155,315)	—	—	$20,049,685

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/16
Common Stock:
China	$98,465	—		$(115,665)	—	$(266,745)	$283,945	—	—	—
Russian Federation	—	$435,438		—	—	—	144,352	—	—	$579,790
Thailand	—	1,282,910		(203,634)	—	(20,202)	65,216	—	—	1,124,290
Totals	$98,465	$1,718,348		$(319,299)	—	$(286,947)	$493,513	—	—	$1,704,080

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/16
Common Stock:
Russian Federation	$73,498	$45,853		$(82,704)	—	$10,465	$(5,863)	—	—	$41,249
Preferred Stock:
Russian Federation	73,600	118,898		(112,720)	—	15,418	15,183	—	—	110,379
Totals	$147,098	$164,751		$(195,424)	—	$25,883	$9,320	—	—	$151,628

324	September 30, 2016 |	Annual Report

AllianzGI High Yield Bond:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3***	Transfers out of Level 3****	Ending Balance 9/30/16
Corporate Bonds & Notes:
Commercial Services	$1,849,870	—		—	—	—	$(1,822,260)	—	$(27,610)	—
Oil, Gas & Consumable Fuels	—	—		—	—	—	—	$760,320	—	$760,320
Senior Loans	—	$5,414,731		—	—	—	(577,211)	—	—	4,837,520
Common Stock	—	769,748	†	—	—	$(8)##	127,359	—	—	897,099
Warrants	—	67,408	†	—	—	—	5,207	—	—	72,615
	1,849,870	6,251,887		—	—	(8)	(2,266,905)	760,320	(27,610)	6,567,554
Other Financial Instruments* – Liabilities
Unrealized depreciation of unfunded loan commitment	—	—	†††	—	—	—	(49,286)	—	—	(49,286)
Totals	$1,849,870	$6,251,887		—	—	$(8)	$(2,316,191)	$760,320	$(27,610)	$6,518,268

AllianzGI International Small-Cap:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/16
Common Stock:
Thailand	$270,779	$30,546		$(313,408)	—	$(70,113)	$82,196	—	—	—

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/16
Common Stock:
Japan	$4,526	—		$(5,729)#	—	—	$1,203	—	—	—

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/16
Common Stock:
Russian Federation	$273,963	$197,208		$(281,479)	—	$(53,291)	$112,958	—	—	$249,359
Preferred Stock:
Russian Federation	49,956	30,973		(65,141)	—	8,681	(5,781)	—	—	18,688
Totals	$323,919	$228,181		$(346,620)	—	$(44,610)	$107,177	—	—	$268,047

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at September 30, 2016:

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Ending Balance at 9/30/16	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$275,544	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 4.89-399.62
	$11,105	Last Exchange Price	Trading Volume	HKD 3.88

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Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Ending Balance at 9/30/16	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$2,114,630	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 4.89-399.62
	$1,199	Discount on Publicy Traded Quote	Discount Applied to Last Exchange Price	HKD 0.15 (88% discount)

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Ending Balance at 9/30/16	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$1,753	Fundamental Analytical Data Relating to the Investment	Price of Stock	GBp 0.1

AllianzGI Convertible:
Investments in Securities – Assets	Ending Balance at 9/30/16	Valuation Technique Used	Unobservable Inputs	Input Values
Convertible Bonds	$20,049,685	Third-Party Pricing Vendor	Single Broker Quote	$ 98.206-$100.245

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Ending Balance at 9/30/16	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$579,790	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$ 1.85
	$1,124,290	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 7.21-160.58

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Ending Balance at 9/30/16	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$41,249	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$ 5.45-$53.53
Preferred Stock	$110,379	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$ 29.64

AllianzGI High Yield Bond:
Investments in Securities – Assets	Ending Balance at 9/30/16	Valuation Technique Used	Unobservable Inputs	Input Values
Corporate Bonds & Notes	$760,320	Third-Party Pricing Vendor	Single Broker Quote	$ 66.00
Senior Loans	$4,837,520	Model Price	Proprietary Data Used in Model	$ 89.34
Common Stock	$897,099	Model Price	Proprietary Data Used in Model	$ 20.67
Warrants	$72,615	Fundamental Analytical Data Relating to the Investment	Price of Warrant	$ 0.29872
Other Financial Instruments* – Liabilities
Unrealized depreciation of unfunded loan commitment	$(49,286)	Model Price	Proprietary Data Used in Model	$ 89.34

326	September 30, 2016 |	Annual Report

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Ending Balance at 9/30/16	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$249,359	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$2.01-$49.53
Preferred Stock	$18,688	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$ 2.89

HKD–Hong Kong Dollar

GBp–British Pence

JPY–Japanese Yen

THB–Thai Baht

*	Other financial instruments are unfunded loan commitments and derivatives, such as swap agreements, futures contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 2 into Level 3 because trading was halted and Sub-Adviser recommended the last exchange price.
***	Transferred out of Level 2 into Level 3 because Sub-Adviser recommended to use a single broker quote on September 30, 2016.
****	Transferred out of Level 3 into Level 2 because an evaluated mean price was available at September 30, 2016.
#	Removed via corporate action.
##	Share adjustment.
†	Issued via corporate action.
††	Security fair-valued at $0.
†††	Unfunded Loan Commitment.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at September 30, 2016 was:

AllianzGI Best Styles Emerging Markets Equity	$24,596
AllianzGI Best Styles Global Equity	270,669
AllianzGI Best Styles International Equity	(208)
AllianzGI Convertible	(155,315)
AllianzGI Emerging Markets Consumer	209,568
AllianzGI Emerging Markets Small-Cap	31,116
AllianzGI High Yield Bond	(488,497)
AllianzGI NFJ Emerging Markets Value	73,735

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received on synthetic convertible securities are generally included in dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans, commitment fees received relating to unfunded purchase or lending commitments and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. AllianzGI Convertible received an extraordinary cash distribution of $5,889,342 as a result of a corporate action. This amount is included in the Fund’s miscellaneous income on the Statements of Operations. The positive effect on the net investment income per share and ratio of net investment income to average net assets for each share class, in the Fund’s Financial Highlights, was approximately $0.10 and 0.33%, respectively. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance

Annual Report	| September 30, 2016	327

Notes to Financial Statements (cont’d)

September 30, 2016

with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI Europe Equity Dividend, AllianzGI High Yield Bond, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Value II and AllianzGI Short Duration High Income) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI Europe Equity Dividend, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value and AllianzGI NFJ International Value II declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AllianzGI High Yield Bond and AllianzGI Short Duration High Income declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, recoupment, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements at September 30, 2016.

(i) Equity-Linked Securities.  Certain Funds invest in equity-linked securities such as participatory notes (“P-Notes”). P-Notes are used to gain exposure to issuers in certain countries with a costly or lengthy registration process. They are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty.

328	September 30, 2016 |	Annual Report

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

Certain Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(m) Payment In-Kind Securities.  The Funds may invest in, payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(n) U.S. Government Agencies or Government-Sponsored Enterprises.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest

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and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(o) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(p) Inflation-Indexed Bonds.  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

(q) Convertible Securities.  Certain Funds’ may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(r) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(s) Contingent Value Rights.  A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

(t) Organizational and Offering Costs.  Organizational costs are expensed at the inception of the Fund. Offering costs are amortized over a twelve-month period from the inception of the Fund.

(u) Loan Interest Expense.  Loan interest expense relates to amounts borrowed under the credit facility (See Note 14). Loan interest expense is recorded as it is incurred.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration or default. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

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Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives

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and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS AND OTHER ACQUIRED FUNDS RISK

AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055 and AllianzGI Retirement Income (collectively the “Target Date Funds”) and AllianzGI Global Megatrends intend to invest their assets primarily in series of Allianz Funds, Allianz Funds Multi-Strategy Trust, AllianzGI Institutional Multi-Series Trust, PIMCO Equity Series, PIMCO Funds and PIMCO ETF Trust (together, “Underlying Funds”). AllianzGI Global Allocation, AllianzGI Global Dynamic Allocation, AllianzGI Emerging Markets Debt, AllianzGI Global Fundamental Strategy and AllianzGI Multi-Asset Real Return may invest their assets partially, significantly or primarily in Underlying Funds. The Funds may also invest a portion of their assets in unaffiliated ETFs and mutual funds and pooled vehicles (together, “Other Acquired Funds”). AllianzGI Structured Return and AllianzGI U.S. Equity Hedged expect to achieve their exposure to equity securities by investing in Other Acquired Funds. Accordingly, the investment performance of the Funds depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds and Other Acquired Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired

Funds. Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there

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has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Swap Agreements.  Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements.  Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash

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settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in Note 7(b), serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2016 for which the Funds are sellers of protection are disclosed in Note 7(b). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Forward Foreign Currency Contracts.   A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at September 30, 2016:

AllianzGI Retirement 2020:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$260	$558	$818
Liability derivatives:
Payable for variation margin on futures contracts*	$(5,072)	$(5,017)	$(10,089)

*	Included in net unrealized depreciation of $9,271 on futures contracts as reported in Note 7(c).

AllianzGI Retirement 2025:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$346	$1,074	$1,420
Liability derivatives:
Payable for variation margin on futures contracts*	$(5,192)	$(4,390)	$(9,582)

*	Included in net unrealized depreciation of $8,162 on futures contracts as reported in Note 7(c).

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AllianzGI Retirement 2030:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$389	$1,203	$1,592
Liability derivatives:
Payable for variation margin on futures contracts*	$(8,307)	$(4,390)	$(12,697)

*	Included in net unrealized depreciation of $11,105 on futures contracts as reported in Note 7(c).

AllianzGI Retirement 2035:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$293	$816	$1,109
Liability derivatives:
Payable for variation margin on futures contracts*	$(7,133)	$(2,509)	$(9,642)

*	Included in net unrealized depreciation of $8,533 on futures contracts as reported in Note 7(c).

AllianzGI Retirement 2040:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$152	$301	$453
Liability derivatives:
Payable for variation margin on futures contracts*	$(8,388)	$(2,509)	$(10,897)

*	Included in net unrealized depreciation of $10,444 on futures contracts as reported in Note 7(c).

AllianzGI Retirement 2045:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$43	$129	$172
Liability derivatives:
Payable for variation margin on futures contracts*	$(7,943)	$(1,254)	$(9,197)

*	Included in net unrealized depreciation of $9,025 on futures contracts as reported in Note 7(c).

AllianzGI Retirement 2050:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$71	$129	$200
Liability derivatives:
Payable for variation margin on futures contracts*	$(7,946)	$(1,255)	$(9,201)

*	Included in net unrealized depreciation of $9,001 on futures contracts as reported in Note 7(c).

Annual Report	| September 30, 2016	335

Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI Retirement 2055:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$33	$107	$140
Liability derivatives:
Payable for variation margin on futures contracts*	$(2,293)	$(627)	$(2,920)

*	Included in net unrealized depreciation of $2,780 on futures contracts as reported in Note 7(c).

AllianzGI Retirement Income:
Location	Interest Rate Contracts
Liability derivatives:
Payable for variation margin on futures contracts*	$(16,104)

*	Included in net unrealized depreciation of $16,104 on futures contracts as reported in Note 7(c).

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$326,108	$52,613	$384,458	$763,179
Liability derivatives:
Payable for variation margin on futures contracts*	$(252,474)	$(283,908)	—	$(536,382)

*	Included in net unrealized appreciation of $226,797 on futures contracts as reported in Note 7(c).

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$81,985	$232	$33,886	$116,103
Liability derivatives:
Payable for variation margin on futures contracts*	$(10,273)	$(19,074)	—	$(29,347)

*	Included in net unrealized appreciation of $86,756 on futures contracts as reported in Note 7(c).

AllianzGI Best Styles Emerging Markets Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	—	$176	$176
Liability derivatives:
Payable for variation margin on futures contracts*	$(11,090)	—	$(11,090)
Unrealized depreciation of forward foreign currency contracts	—	$(262)	(262)
Total liability derivatives	$(11,090)	$(262)	$(11,352)

*	Included in net unrealized depreciation of $11,090 on futures contracts as reported in Note 7(c).

336	September 30, 2016 |	Annual Report

AllianzGI Best Styles Global Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$164,631	—	$164,631
Unrealized appreciation of forward foreign currency contracts	—	$5,689	5,689
Total asset derivatives	164,631	$5,689	$170,320
Liability derivatives:
Payable for variation margin on futures contracts*	$(27,348)	—	$(27,348)
Unrealized depreciation of forward foreign currency contracts	—	$(1,747)	(1,747)
Total liability derivatives	$(27,348)	$(1,747)	$(29,095)

*	Included in net unrealized appreciation of $137,283 on futures contracts as reported in Note 7(c).

AllianzGI Best Styles International Equity:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$147

*	Included in net unrealized appreciation of $147 on futures contracts as reported in Note 7(c).

AllianzGI Best Styles U.S. Equity:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$88,800

*	Included in net unrealized appreciation of $88,800 on futures contracts as reported in Note 7(c).

AllianzGI Emerging Markets Consumer:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$431

AllianzGI Emerging Markets Debt:
Location	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC Swaps	$76,570	—	$76,570
Liability derivatives:
Unrealized depreciation of OTC Swaps	$(22,297)	—	$(22,297)
Unrealized depreciation of forward foreign currency contracts	—	$(16,241)	(16,241)
Total liability derivatives	$(22,297)	$(16,241)	$(38,538)

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$36,750	—	$188	$36,938
Receivable for variation margin on futures contracts*	3,136	—	—	3,136
Unrealized appreciation of forward foreign currency contracts	—	—	18,900	18,900
Total asset derivatives	$39,886	—	$19,088	$58,974
Liability derivatives:
Payable for variation margin on futures contracts*	$(22,488)	$(6,677)	—	$(29,165)
Options written, at value	(19,383)	—	—	(19,383)
Total liability derivatives	$(41,871)	$(6,677)	—	$(48,548)

*	Included in net unrealized depreciation of $26,029 on futures contracts as reported in Note 7(c).

Annual Report	| September 30, 2016	337

Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	—

AllianzGI Multi-Asset Real Return:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$443	—	$443
Liability derivatives:
Payable for variation margin on futures contracts*	$(933)	$(326)	$(1,259)

*	Included in net unrealized depreciation of $816 on futures contracts as reported in Note 7(c).

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$27

AllianzGI NFJ Global Dividend Value:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$12

AllianzGI NFJ International Small-Cap Value:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$1,866
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(744)

AllianzGI Structured Return:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$439,354
Liability derivatives:
Options written, at value	$(13,175,120)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$68,095
Liability derivatives:
Options written, at value	$(30,553)

The effect of derivatives on the Statements of Operations for the year ended September 30, 2016:

AllianzGI Retirement 2020:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$149,334	$229,266	$16,830	$395,430
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(4,812)	$(4,459)	$(10,793)	$(20,064)

338	September 30, 2016 |	Annual Report

AllianzGI Retirement 2025:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$179,397	$204,101	$21,983	$405,481
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(4,846)	$(3,316)	$(14,114)	$(22,276)

AllianzGI Retirement 2030:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$209,670	$181,622	$28,070	$419,362
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(7,918)	$(3,187)	$(18,266)	$(29,371)

AllianzGI Retirement 2035:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$284,793	$134,081	$28,080	$446,954
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(6,840)	$(1,693)	$(18,266)	$(26,799)

AllianzGI Retirement 2040:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$312,439	$101,584	$26,777	$440,800
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(8,236)	$(2,208)	$(17,435)	$(27,879)

AllianzGI Retirement 2045:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$256,443	$70,404	$18,482	$345,329
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(7,900)	$(1,125)	$(11,624)	$(20,649)

AllianzGI Retirement 2050:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$241,109	$52,948	$17,189	$311,246
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(7,875)	$(1,126)	$(10,793)	$(19,794)

Annual Report	| September 30, 2016	339

Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI Retirement 2055:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$78,997	$18,201	$6,446	$103,644
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(2,260)	$(520)	$(4,151)	$(6,931)

AllianzGI Retirement Income:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$39,115	$113,063	$3,142	$155,320
Net change in unrealized appreciation/depreciation of:
Futures contracts	—	$(16,104)	$(2,491)	$(18,595)

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(4,416,324)	$1,025,376	$(450,373)	$(3,841,321)
Foreign currency transactions (forward currency contracts)	—	—	467,074	467,074
Total net realized gain (loss)	$(4,416,324)	$1,025,376	$16,701	$(3,374,247)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(200,965)	$(463,756)	$373,768	$(290,953)
Foreign currency transactions (forward currency contracts)	—	—	(54,881)	(54,881)
Total net change in unrealized appreciation/depreciation	$(200,965)	$(463,756)	$318,887	$(345,834)

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(437,963)	$99,236	—	$(338,727)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$62,704	$(31,090)	$33,886	$65,500

AllianzGI Best Styles Emerging Markets Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$48,944	—	$48,944
Foreign currency transactions (forward currency contracts)	—	$8,419	8,419
Total net realized gain	$48,944	$8,419	$57,363
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(13,582)	—	$(13,582)
Foreign currency transactions (forward currency contracts)	—	$(86)	(86)
Total net change in unrealized appreciation/depreciation	$(13,582)	$(86)	$(13,668)

340	September 30, 2016 |	Annual Report

AllianzGI Best Styles Global Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$1,548,148	—	$1,548,148
Foreign currency transactions (forward currency contracts)	—	$(71,280)	(71,280)
Total net realized gain (loss)	$1,548,148	$(71,280)	$1,476,868
Net change in unrealized appreciation/depreciation of:
Futures contracts	$106,738	—	$106,738
Foreign currency transactions (forward currency contracts)	—	$5,209	5,209
Total net change in unrealized appreciation/depreciation	$106,738	$5,209	$111,947

AllianzGI Best Styles International Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized loss on:
Futures contracts	$(162,019)	—	$(162,019)
Foreign currency transactions (forward currency contracts)	—	$(48,596)	(48,596)
Total net realized loss	$(162,019)	$(48,596)	$(210,615)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$147	—	$147
Foreign currency transactions (forward currency contracts)	—	$181	181
Total net change in unrealized appreciation/depreciation	$147	$181	$328

AllianzGI Best Styles U.S. Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$1,100,980	—	$1,100,980
Foreign currency transactions (forward currency contracts)	—	$(600)	(600)
Total net realized gain (loss)	$1,100,980	$(600)	$1,100,380
Net change in unrealized appreciation/depreciation of:
Futures contracts	$99,753	—	$99,753

AllianzGI China Equity:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward currency contracts)	$15
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward currency contracts)	$10

AllianzGI Emerging Markets Consumer:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward currency contracts)	$10,037
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward currency contracts)	$487

Annual Report	| September 30, 2016	341

Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI Emerging Markets Debt:
Location	Market Price	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$28,805	—	—	$28,805
Swaps	—	$178,799	—	178,799
Options written	12,060	—	—	12,060
Foreign currency transactions (forward currency contracts)	—	—	$(15,811)	(15,811)
Total net realized gain (loss)	$40,865	$178,799	$(15,811)	$203,853
Net change in unrealized appreciation/depreciation of:
Swaps	—	$48,492	—	$48,492
Foreign currency transactions (forward currency contracts)	—	—	$(13,270)	(13,270)
Total net change in unrealized appreciation/depreciation	—	$48,492	$(13,270)	$35,222

AllianzGI Emerging Markets Small-Cap:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward currency contracts)	$13,497
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward currency contracts)	$28

AllianzGI Europe Equity Dividend:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward currency contracts)	$146,753
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward currency contracts)	$(12,212)

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(97,250)	—	—	$(97,250)
Futures contracts	(3,878)	$(62,511)	$(30,925)	(97,314)
Options written	89,510	—	—	89,510
Foreign currency transactions (forward currency contracts)	—	—	(72,542)	(72,542)
Total net realized loss	$(11,618)	$(62,511)	$(103,467)	$(177,596)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$15,207	—	$(9,975)	$5,232
Futures contracts	(19,352)	5,893	—	(13,459)
Options written	12,984	—	—	12,984
Foreign currency transactions (forward currency contracts)	—	—	28,268	28,268
Total net change in unrealized appreciation/depreciation	$8,839	$5,893	$18,293	$33,025

AllianzGI Global Sustainability:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward currency contracts)	$4,736

AllianzGI Global Water:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward currency contracts)	$(94,641)

AllianzGI International Growth:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward currency contracts)	$70,014

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward currency contracts)	$(22,223)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward currency contracts)	—

342	September 30, 2016 |	Annual Report

AllianzGI Multi-Asset Real Return:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(63,965)	$4,860	$369	$(58,736)
Foreign currency transactions (forward currency contracts)	—	—	(112)	(112)
Total net realized gain (loss)	$(63,965)	$4,860	$257	$(58,848)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$3,548	$(4,102)	—	$(554)

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward currency contracts)	$3,825
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward currency contracts)	$(3)

AllianzGI NFJ Global Dividend Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward currency contracts)	$(3,098)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward currency contracts)	$12

AllianzGI NFJ International Small-Cap Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward currency contracts)	$(5,675)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward currency contracts)	$3,255

AllianzGI NFJ International Value II:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward currency contracts)	$6,419
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward currency contracts)	$35

AllianzGI Structured Return:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$(5,653,234)
Options written	(4,658,068)
Total net realized loss	$(10,311,302)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(70,096)
Options written	(3,214,385)
Total net change in unrealized appreciation/depreciation	$(3,284,481)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(1,312,885)
Options written	663,144
Total net realized loss	$(649,741)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(207,106)
Options written	36,796
Total net change in unrealized appreciation/depreciation	$(170,310)

Annual Report	| September 30, 2016	343

Notes to Financial Statements (cont’d)

September 30, 2016

The average volume (based on the open positions at each month-end) of derivative activity for the year ended September 30, 2016:

	Options Purchased Contracts(1)		Options Written Contracts(1)		Forward Foreign Currency Contracts(2)				Futures Contracts(1)		Credit Default Swap Agreements(3)
					Purchased		Sold		Long	Short	Buy	Sell
AllianzGI Retirement 2020	—		—		—		—		13	4	—	—
AllianzGI Retirement 2025	—		—		—		—		17	6	—	—
AllianzGI Retirement 2030	—		—		—		—		20	7	—	—
AllianzGI Retirement 2035	—		—		—		—		18	5	—	—
AllianzGI Retirement 2040	—		—		—		—		16	3	—	—
AllianzGI Retirement 2045	—		—		—		—		11	2	—	—
AllianzGI Retirement 2050	—		—		—		—		11	2	—	—
AllianzGI Retirement 2055	—		—		—		—		4	1	—	—
AllianzGI Retirement Income	—		—		—		—		2	1	—	—
AllianzGI Global Allocation	—		—		$499,304		$2,186,832		777	512	—	—
AllianzGI Global Dynamic Allocation	—		—		—		—		123	42	—	—
AllianzGI Best Styles Emerging Markets Equity	—		—		—	†	13,335		52	—	—	—
AllianzGI Best Styles Global Equity	—		—		1,027,972		95,253		242	—	—	—
AllianzGI Best Styles International Equity	—		—		337,467		—	†	20	—	—	—
AllianzGI Best Styles U.S. Equity	—		—		—	†	—	†	40	—	—	—
AllianzGI China Equity	—		—		2,976		18,397		—	—	—	—
AllianzGI Emerging Markets Consumer	—		—		66,409		57,263		—	—	—	—
AllianzGI Emerging Markets Debt	—	†	—	†	187,011		1,324,710		—	—	$2,123	$2,954
AllianzGI Emerging Markets Small-Cap	—		—		1,835		4,805		—	—	—	—
AllianzGI Europe Equity Dividend	—		—		461,287		1,375,217		—	—	—	—
AllianzGI Global Fundamental Strategy	69		57		395,054		1,594,500		17	15	—	—
AllianzGI Global Sustainability	—		—		—	†	—	†	—	—	—	—
AllianzGI Global Water	—		—		—	†	—	†	—	—	—	—
AllianzGI International Growth	—		—		—	†	2,011		—	—	—	—
AllianzGI International Small-Cap	—		—		123,351		472,843		—	—	—	—
AllianzGI Multi-Asset Real Return	—		—		—		—	†	2	7	—	—
AllianzGI NFJ Emerging Markets Value	—		—		11,999		10,391		—	—	—	—
AllianzGI NFJ Global Dividend Value	—		—		—	†	761		—	—	—	—
AllianzGI NFJ International Small-Cap Value	—		—		13,786		135,133		—	—	—	—
AllianzGI NFJ International Value II	—		—		9,750		849		—	—	—	—
AllianzGI Structured Return	2,536		1,857		—		—		—	—	—	—
AllianzGI U.S. Equity Hedged	171		129		—		—		—	—	—	—

†	Fund had derivative activity during the period but it did not have open positions at any month-end in the period.
(1)	Number of contracts
(2)	U.S. $ value on origination date
(3)	Notional Amount (in thousands)

The following tables present by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at September 30, 2016 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

344	September 30, 2016 |	Annual Report

Financial Assets and Derivative Assets, and Collateral Received at September 30, 2016:

AllianzGI Best Styles Emerging Markets Equity:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$31	$(31)	—	—
State Street Bank	145	(120)	—	$25
Totals	$176	$(151)	—	$25

AllianzGI Best Styles Global Equity:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$5,689	$(398)	—	$5,291

AllianzGI Emerging Markets Consumer:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$431	—	—	$431

AllianzGI Emerging Markets Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received		Net Amount
Swaps
Bank of America	$76,570	$(22,297)	$(54,273	)#	—

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$18,900	—	—	$18,900

AllianzGI International Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	—	—	—	—

Annual Report	| September 30, 2016	345

Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI NFJ Emerging Markets Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$27	—	—	$27

AllianzGI NFJ Global Dividend Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$12	—	—	$12

AllianzGI NFJ International Small-Cap Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$1,866	$(744)	—	$1,122

Financial Liabilities and Derivative Liabilities, and Collateral Received (Pledged) at September 30, 2016:

AllianzGI Best Styles Emerging Markets Equity:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$142	$(31)	—	$111
State Street Bank	120	(120)	—	—
Totals	$262	$(151)	—	$111

AllianzGI Best Styles Global Equity:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$398	$(398)	—	—
State Street Bank	1,349	—	—	$1,349
Totals	$1,747	$(398)	—	$1,349

346	September 30, 2016 |	Annual Report

AllianzGI Emerging Markets Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$16,241	—	—	$16,241
Swaps
Bank of America	$22,297	$(22,297)	—	—
Totals	$38,538	$(22,297)	—	$16,241

AllianzGI NFJ International Small-Cap Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$744	$(744)	—	—

#	The amount includes upfront premiums received.

5.	INVESTMENT MANAGER/ADMINISTRATOR/DISTRIBUTOR FEES/ DEFERRED COMPENSATION

Investment Management Fee.  During the reporting period, each Fund had an Investment Management Agreement (for the purpose of this section, collectively the “Agreements”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager was responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager received an annual fee, payable monthly (net of any fee waivers, reimbursements and recoupment), at an annual rate of each Fund’s average daily net assets (the “Investment Management Fee”).

The Investment Manager had retained the Sub-Advisers to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Advisers were responsible for making all of the investment decisions for the Funds for which they serve as sub-adviser. The Investment Manager, not the Funds, paid a portion of the fees it received as Investment Manager to the Sub-Advisers in return for their services.

Effective October 1, 2016, AGIFM merged with and into AllianzGI U.S. by means of a statutory merger, with AllianzGI U.S. succeeding by operation of law to the advisory business of AGIFM under the Investment Management Agreement with each Fund. The sub-advisory relationship between AGIFM and AllianzGI U.S. terminated upon consummation of the merger. The merger did not result in any change to the substantive terms of the Agreements, which continued in effect following the merger with AllianzGI U.S. as the counterparty instead of AGIFM. The merger also did not result in any change to the manner in which investment advisory services are provided under the

Agreements, the personnel responsible for providing investment advisory services to the Funds pursuant to the Agreements or the personnel ultimately responsible for overseeing the provision of such services.

Sub-Advisers	Funds
AllianzGI U.S.	AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Global Dynamic Allocation, AllianzGI Global Megatrends, AllianzGI Best Styles Emerging Markets Equity, AllianzGI Best Styles Global Equity, AllianzGI Best Styles International Equity, AllianzGI Best Styles U.S. Equity, AllianzGI China Equity, AllianzGI Convertible, AllianzGI Emerging Markets Consumer, AllianzGI Emerging Markets Debt, AllianzGI Emerging Markets Small-Cap, AllianzGI Europe Equity Dividend, AllianzGI Global Fundamental Strategy, AllianzGI Global Sustainability, AllianzGI Global Water, AllianzGI High Yield Bond, AllianzGI International Growth, AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI Multi-Asset Real Return, AllianzGI Short Duration High Income, AllianzGI Structured Return, AllianzGI U.S. Equity Hedged, AllianzGI U.S. Small-Cap Growth, AllianzGI Ultra Micro Cap
NFJ	AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllinazGI NFJ International Small-Cap Value, AllianzGI NFJ International Value II

Administration Fee.  The Investment Manager provided administrative services to the Target Date Funds and also paid for the cost of most third-party administrative services required by the Target Date Funds, and in return it received from each share class of each Target Date Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

Annual Report	| September 30, 2016	347

Notes to Financial Statements (cont’d)

September 30, 2016

The Investment Management Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A,C,D† and R	Class P and Administrative	Class R6
	Management Fee		Effective Management Fee		Administration Fee
AllianzGI Retirement 2020	0.05%		0.05%	0.30%	0.15%	0.05%
AllianzGI Retirement 2025	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2030	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2035	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2040	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2045	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2050	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2055	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement Income	0.05		0.05	0.30	0.15	0.05
AllianzGI Global Allocation	0.70	*	0.17	N/A	N/A	N/A
AllianzGI Global Dynamic Allocation	0.70	*	0.30	N/A	N/A	N/A
AllianzGI Global Megatrends	0.00		0.00	N/A	N/A	N/A
AllianzGI Best Styles Emerging Markets Equity	0.40		0.40	N/A	N/A	N/A
AllianzGI Best Styles Global Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles International Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles U.S. Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI China Equity	1.10		1.10	N/A	N/A	N/A
AllianzGI Convertible	0.57		0.57	N/A	N/A	N/A
AllianzGI Emerging Markets Consumer	0.90	(1)	0.92	N/A	N/A	N/A
AllianzGI Emerging Markets Debt	0.75		0.75	N/A	N/A	N/A
AllianzGI Emerging Markets Small-Cap	1.20		1.20	N/A	N/A	N/A
AllianzGI Europe Equity Dividend	0.80		0.80	N/A	N/A	N/A
AllianzGI Global Fundamental Strategy	0.75		0.75	N/A	N/A	N/A
AllianzGI Global Sustainability	0.80		0.80	N/A	N/A	N/A
AllianzGI Global Water	0.95		0.95	N/A	N/A	N/A
AllianzGI High Yield Bond	0.48		0.48	N/A	N/A	N/A
AllianzGI International Growth	0.80		0.80	N/A	N/A	N/A
AllianzGI International Small-Cap	1.00		1.00	N/A	N/A	N/A
AllianzGI Micro Cap	1.25		1.25	N/A	N/A	N/A
AllianzGI Multi-Asset Real Return	0.75		0.75	N/A	N/A	N/A
AllianzGI NFJ Emerging Markets Value	0.85	(2)	0.90	N/A	N/A	N/A
AllianzGI NFJ Global Dividend Value	0.80	*	0.76	N/A	N/A	N/A
AllianzGI NFJ International Small-Cap Value	0.85	(3)	0.88	N/A	N/A	N/A
AllianzGI NFJ International Value II	0.80	*	0.78	N/A	N/A	N/A
AllianzGI Short Duration High Income	0.48		0.48	N/A	N/A	N/A
AllianzGI Structured Return	0.60		0.60	N/A	N/A	N/A
AllianzGI U.S. Equity Hedged	0.70		0.70	N/A	N/A	N/A
AllianzGI U.S. Small-Cap Growth	0.80	(4)	0.85	N/A	N/A	N/A
AllianzGI Ultra Micro Cap	1.50		1.50	N/A	N/A	N/A

*	See Note 6 for management fee waivers.
†	Class D shares were converted into Class A shares at the close of business on November 13, 2015. See Note 12(d).
(1)	The Fund’s investment management fee was reduced from 1.00% to 0.90% on February 1, 2016.
(2)	The Fund’s investment management fee was reduced from 1.00% to 0.85% on February 1, 2016.
(3)	The Fund’s investment management fee was reduced from 0.95% to 0.85% on November 1, 2015.
(4)	The Fund’s investment management fee was reduced from 0.90% to 0.80% on April 1, 2016.

348	September 30, 2016 |	Annual Report

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Advisers, serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, B, C, D and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, B, C, D and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of each of Class B and C (with the exception of Class C for AllianzGI Short Duration High Income which is 0.25%) and 0.25% of average daily net assets of Class R in connection with the distribution of Class B, C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended September 30, 2016, the Distributor received $308,215, representing commissions (sales charges) and CDSC from the Funds.

Class B share and Class D shares were converted into Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 12(d).

Deferred Compensation.  Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

6.	EXPENSE LIMITATION AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation
	Management Fee Waiver	Class A	Class B†	Class C	Class D†	Class R	Class P		Institutional Class		Class R6	Administrative Class
AllianzGI Retirement 2020(2)	N/A	0.99%	N/A	1.74%	1.09%	1.34%	0.69%		N/A		0.59%	0.94%
AllianzGI Retirement 2025(2)	N/A	1.01	N/A	N/A	N/A	1.36	0.71		N/A		0.61	0.96
AllianzGI Retirement 2030(2)	N/A	1.03	N/A	1.78	1.13	1.38	0.73		N/A		0.63	0.98
AllianzGI Retirement 2035(2)	N/A	1.06	N/A	N/A	N/A	1.41	0.76		N/A		0.66	1.01
AllianzGI Retirement 2040(2)	N/A	1.09	N/A	1.84	1.19	1.44	0.79		N/A		0.69	1.04
AllianzGI Retirement 2045(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80		N/A		0.70	1.05
AllianzGI Retirement 2050(2)	N/A	1.10	N/A	1.85	1.20	1.45	0.80		N/A		0.70	1.05
AllianzGI Retirement 2055(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80		N/A		0.70	1.05
AllianzGI Retirement Income(2)	N/A	0.95	N/A	1.70	1.05	1.30	0.65		N/A		0.55	0.90
AllianzGI Global Allocation(1)(3)	0.55%	0.64	1.36%	1.38	0.64	0.81	0.41		0.40%		0.30	0.65
AllianzGI Global Dynamic Allocation(1)(3)	0.55	0.76	N/A	1.49	0.76	1.01	0.61		0.51		0.36	0.76
AllianzGI Global Megatrends(4)	N/A	1.30	N/A	N/A	N/A	N/A	1.15	*	1.05	*	N/A	N/A
AllianzGI Best Styles Emerging Markets Equity(7)	N/A	0.95	N/A	1.70	N/A	N/A	0.80		0.70		0.60	N/A
AllianzGI Best Styles Global Equity(5)	N/A	0.75	N/A	1.50	N/A	N/A	0.60		0.50		0.40	N/A
AllianzGI Best Styles International Equity(7)	N/A	0.80	N/A	1.55	N/A	N/A	0.65		0.55		0.45	N/A
AllianzGI Best Styles U.S. Equity(7)	N/A	0.75	N/A	1.50	N/A	N/A	0.60		0.50		0.40	N/A
AllianzGI China Equity(5)	N/A	1.70	N/A	2.45	1.77	N/A	1.51		1.45		N/A	N/A
AllianzGI Convertible	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

Annual Report	| September 30, 2016	349

Notes to Financial Statements (cont’d)

September 30, 2016

		Expense Limitation
	Management Fee Waiver	Class A	Class B†	Class C	Class D†	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Emerging Markets Consumers(6)	N/A	1.55%	N/A	N/A	N/A	N/A	N/A	1.20%	N/A	N/A
AllianzGI Emerging Markets Debt(5)	N/A	1.20	N/A	1.95%	N/A	N/A	1.05%	0.95	N/A	N/A
AllianzGI Emerging Markets Small-Cap(5)	N/A	1.85	N/A	N/A	N/A	N/A	N/A	1.50	N/A	N/A
AllianzGI Europe Equity Dividend(5)	N/A	1.20	N/A	1.95	N/A	N/A	1.05	0.95	N/A	N/A
AllianzGI Global Fundamental Strategy(6)	N/A	1.25	N/A	2.00	1.25%	N/A	1.10	1.00	N/A	N/A
AllianzGI Global Sustainability(5)	N/A	1.20	N/A	N/A	N/A	N/A	1.05	0.95	N/A	N/A
AllianzGI Global Water	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI High Yield Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI International Growth(5)	N/A	1.20	N/A	N/A	N/A	N/A	N/A	0.95	N/A	N/A
AllianzGI International Small-Cap(5)	N/A	1.45	N/A	2.19	1.45	1.70%	1.28	1.21	1.11%	N/A
AllianzGI Micro Cap(5)	N/A	1.62	N/A	N/A	N/A	N/A	1.54	1.54	N/A	N/A
AllianzGI Multi-Asset Real Return(6)	N/A	0.85	N/A	1.60	0.85	N/A	0.70	0.60	N/A	N/A
AllianzGI NFJ Emerging Markets Value(5)	N/A	1.34	N/A	2.09	1.55	N/A	1.18	1.09	N/A	N/A
AllianzGI NFJ Global Dividend Value(8)	0.10%	1.10	N/A	1.89	1.20	N/A	0.94	0.85	N/A	N/A
AllianzGI NFJ International Small-Cap Value(5)	N/A	1.30	N/A	2.05	1.30	N/A	1.15	1.05	0.95	N/A
AllianzGI NFJ International Value II(9)	0.05	1.15	N/A	1.90	1.20	N/A	0.95	0.90	N/A	N/A
AllianzGI Short Duration High Income	N/A	N/A	N/A	N/A	0.85	N/A	N/A	N/A	N/A	N/A
AllianzGI Structured Return(6)	N/A	1.15	N/A	1.90	1.15	N/A	1.00	0.90	N/A	N/A
AllianzGI U.S. Equity Hedged(6)	N/A	1.25	N/A	2.00	1.25	N/A	1.10	1.00	N/A	N/A
AllianzGI U.S. Small-Cap Growth(10)	N/A	1.20	N/A	2.00	1.42	1.45	1.05	0.96	N/A	N/A
AllianzGI Ultra Micro Cap	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	The Investment Manager has contractually agreed to irrevocably waive a portion of its management fee with respect to the noted Funds. The waiver is calculated on the average daily net assets of each applicable Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds based on the rates disclosed in the above table. This waiver, with respect to investments in Underlying Funds and Other Acquired Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser, is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least January 31, 2017.
(2)	The Investment Manager has contractually agreed, until January 31, 2017, to irrevocably waive its management and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(3)	Effective February 1, 2016, the Investment Manager has contractually agreed, until January 31, 2017, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(4)	The Investment Manager has contractually agreed, until January 31, 2017, to reimburse Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(5)	Effective February 1, 2016 (April 26, 2016 for AllianzGI Best Styles Global Equity Class C), the Investment Manager has contractually agreed, until January 31, 2017 (April 30, 2017 for AllianzGI Best Styles Global Equity Class C), to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(6)	Effective February 1, 2016, the Investment Manager has contractually agreed, until January 31, 2017, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, but excluding interest, taxes, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

350	September 30, 2016 |	Annual Report

(7)	Effective April 1, 2016 (April 26, 2016 for Class A and Class C), the Investment Manager has contractually agreed, until March 31, 2017 (April 30, 2017 for Class A and Class C), to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(8)	Effective April 1, 2016, the Investment Manager has contractually agreed, until March 31, 2017, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties. Effective April 1, 2016, the Investment Manager has agreed to a temporary waiver of a portion of the investment management fee, which reduces the annual percentage rate from 0.80% to 0.70% through March 31, 2017. Amounts waived pursuant to each of the temporary investment management fee waivers described in the preceding sentences of this paragraph are separate from and would not be included with the amounts subject to potential recoupment under the Expense Limitation Agreement.
(9)	Effective April 1, 2016, the Investment Manager has contractually agreed, until March 31, 2017, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties. Effective April 1, 2016, the Investment Manager has agreed to a temporary waiver of a portion of the investment management fee, which reduces the annual percentage rate from 0.80% to 0.75% through March 31, 2017. Amounts waived pursuant to each of the temporary investment management fee waivers described in the preceding sentences of this paragraph are separate from and would not be included with the amounts subject to potential recoupment under the Expense Limitation Agreement.
(10)	Effective April 1, 2016, the Investment Manager has contractually agreed, until March 31, 2017, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
*	As a result of reimbursing expenses inclusive of acquired fund fees and expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses. The aggregate excess reimbursement of each share class is accounted for as “Contribution from Investment Manager” on the Statements of Operations.
†	Class B shares and Class D shares were converted into Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 12(d).

See Note 16 for updates to certain Expense Limitation Agreements that occurred subsequent to September 30, 2016.

The Investment Manager, in connection with the conversion of Class D shares into Class A shares, reimbursed AllianzGI Convertible, AllianzGI Global Water, AllianzGI High Yield Bond and AllianzGI Short Duration High Income for certain sub-transfer agent fees which are not recoupable.

The Investment Manager, per the expense limitation agreements, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement. During the year ended September 30, 2016, the Investment Manager recouped a total of $39,522 from the Funds as disclosed on the Statements of Operations. The following represents the amounts that still can be recouped by the Investment Manager as of September 30, 2016.

	Unrecouped Expenses Waived/Reimbursed through Fiscal Year ended
	11/30/2014	9/30/2015	9/30/2016	Totals
AllianzGI Retirement 2020	$67,722	$54,591	$32,277	$154,590
AllianzGI Retirement 2025	77,250	64,766	30,952	172,968
AllianzGI Retirement 2030	85,969	76,424	36,276	198,669
AllianzGI Retirement 2035	66,529	66,388	14,422	147,339
AllianzGI Retirement 2040	62,942	60,282	8,160	131,384
AllianzGI Retirement 2045	38,602	38,645	6,546	83,793
AllianzGI Retirement 2050	31,926	34,200	3,046	69,172
AllianzGI Retirement 2055	10,500	11,551	1,064	23,115
AllianzGI Retirement Income	39,055	25,007	35,990	100,052
AllianzGI Global Allocation	516,476	326,730	—	843,206
AllianzGI Global Dynamic Allocation	217,360	204,882	199,996	622,238
AllianzGI Global Megatrends	—	150,527	176,202	326,729
AllianzGI Best Styles Emerging Markets Equity	—	236,953	318,110	555,063
AllianzGI Best Styles Global Equity	457,171	266,552	416,958	1,140,681
AllianzGI Best Styles International Equity	—	342,608	394,405	737,013
AllianzGI Best Styles U.S. Equity	—	184,303	195,811	380,114

Annual Report	| September 30, 2016	351

Notes to Financial Statements (cont’d)

September 30, 2016

	Unrecouped Expenses Waived/Reimbursed through Fiscal Year ended:
	11/30/2014	9/30/2015	9/30/2016	Totals
AllianzGI China Equity	$206,219	$182,102	$207,354	$595,675
AllianzGI Emerging Markets Consumer	—	244,097	257,727	501,824
AllianzGI Emerging Markets Debt	217,381	305,163	162,697	685,241
AllianzGI Emerging Markets Small-Cap	—	293,821	305,798	599,619
AllianzGI Europe Equity Dividend	—	230,355	321,812	552,167
AllianzGI Global Fundamental Strategy	249,637	153,697	173,706	577,040
AllianzGI Global Sustainability	—	202,111	190,206	392,317
AllianzGI High Yield Bond	508	—	—	508
AllianzGI International Growth	—	161,358	187,039	348,397
AllianzGI International Small-Cap	260,803	141,751	258,005	660,559
AllianzGI Micro Cap	117,388	115,570	153,921	386,879
AllianzGI Multi-Asset Real Return	239,165	206,099	238,005	683,269
AllianzGI NFJ Emerging Markets Value	262,863	303,098	465,793	1,031,754
AllianzGI NFJ Global Dividend Value	170,631	170,807	236,356	577,794
AllianzGI NFJ International Small-Cap Value	228,563	214,424	349,447	792,434
AllianzGI NFJ International Value II	235,983	181,260	219,534	636,777
AllianzGI Short Duration High Income	74,554	10,170	—	84,724
AllianzGI Structured Return	354,911	88,615	16,609	460,135
AllianzGI U.S. Equity Hedged	200,633	129,361	188,026	518,020
AllianzGI U.S. Small-Cap Growth	177,424	132,180	206,354	515,958

7.	INVESTMENTS IN SECURITIES

For the year ended September 30, 2016, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Purchases	Sales
AllianzGI Retirement 2020	$59,187,627	$80,084,975
AllianzGI Retirement 2025	69,131,625	89,329,059
AllianzGI Retirement 2030	65,557,337	80,074,841
AllianzGI Retirement 2035	47,890,411	58,195,083
AllianzGI Retirement 2040	41,684,522	48,410,803
AllianzGI Retirement 2045	24,630,087	26,809,572
AllianzGI Retirement 2050	18,457,079	19,469,595
AllianzGI Retirement 2055	7,111,949	5,859,392
AllianzGI Retirement Income	31,601,330	32,774,311
AllianzGI Global Allocation	388,685,335	233,898,207
AllianzGI Global Dynamic Allocation	56,758,476	23,394,401
AllianzGI Global Megatrends	362,442	141,944
AllianzGI Best Styles Emerging Markets Equity	13,988,358	7,919,096
AllianzGI Best Styles Global Equity	581,816,521	322,108,070
AllianzGI Best Styles International Equity	84,513,371	72,368,688
AllianzGI Best Styles U.S. Equity	55,190,650	54,839,606
AllianzGI China Equity	2,396,263	3,943,196
AllianzGI Convertible	1,756,939,217	2,482,060,083

	Purchases	Sales
AllianzGI Emerging Markets Consumer	$48,325,217	$26,453,648
AllianzGI Emerging Markets Debt	52,515,411	40,315,933
AllianzGI Emerging Markets Small-Cap	17,211,531	13,242,152
AllianzGI Europe Equity Dividend	3,939,768	1,179,808
AllianzGI Global Fundamental Strategy	4,862,338	10,189,569
AllianzGI Global Sustainability	18,696,668	2,980,279
AllianzGI Global Water	323,099,239	217,408,747
AllianzGI High Yield Bond	213,825,014	194,663,798
AllianzGI International Growth	25,536,044	1,027,165
AllianzGI International Small-Cap	80,295,132	90,802,826
AllianzGI Micro Cap	15,296,413	34,076,459
AllianzGI Multi-Asset Real Return	2,008,430	3,098,944
AllianzGI NFJ Emerging Markets Value	8,128,081	9,034,425
AllianzGI NFJ Global Dividend Value	8,393,490	16,905,969
AllianzGI NFJ International Small-Cap Value	10,904,232	11,305,387
AllianzGI NFJ International Value II	22,417,021	20,607,944
AllianzGI Short Duration High Income	814,931,080	616,502,707
AllianzGI Structured Return	873,656,047	718,207,399
AllianzGI U.S. Equity Hedged	482,026	9,809,314
AllianzGI U.S. Small-Cap Growth	30,924,345	43,681,679
AllianzGI Ultra Micro Cap	20,193,385	63,345,372

352	September 30, 2016 |	Annual Report

Purchases and sales in U.S. government obligations were:

	Purchases	Sales
AllianzGI Global Dynamic Allocation	$3,201,149	—
AllianzGI Global Fundamental Strategy	906,499	$511,628

At September 30, 2016, AllianzGI High Yield Bond had the following unfunded loan commitment under a debtor-in-possession financing which could be extended at the option of the in-bankruptcy issuer:

Issuer	Principal Amount
SFX Entertainment, Inc.	$462,352

(a) Transactions in options written for the year ended September 30, 2016:

	AllianzGI Emerging Markets Debt:
	Contracts	Premiums
Options outstanding, September 30, 2015	—	—
Options written	172	$49,668
Options terminated in closing transactions	(172)	(49,668)
Options outstanding, September 30, 2016	—	—

	AllianzGI Global Fundamental Strategy:
	Contracts	Premiums
Options outstanding, September 30, 2015	—	—
Options written	380	$163,096
Options terminated in closing transactions	(203)	(87,586)
Options expired	(82)	(43,143)
Options outstanding, September 30, 2016	95	$32,367

	AllianzGI Structured Return:
	Contracts	Premiums
Options outstanding, September 30, 2015	1,393	$7,717,110
Options written	27,060	117,195,252
Options expired	(12,419)	(11,027,403)
Options exercised	(13,059)	(101,131,075)
Options outstanding, September 30, 2016	2,975	$12,753,884

	AllianzGI U.S. Equity Hedged:
	Contracts	Premiums
Options outstanding, September 30, 2015	151	$106,405
Options written	1,673	1,399,365
Options expired	(1,429)	(1,241,691)
Options exercised	(315)	(178,410)
Options outstanding, September 30, 2016	80	$85,669

(b) Credit default swap agreements outstanding at September 30, 2016:

OTC buy protection swap agreements:

AllianzGI Emerging Markets Debt:
Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Value(2)	Upfront Premiums Paid	Unrealized Depreciation
Bank of America:
Republic of Chile	$2,000	0.77%	6/20/21	1.00%	$(20,315)	$1,982	$(22,297)

OTC sell protection swap agreements:

AllianzGI Emerging Markets Debt:
Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Recieved Rate	Value(2)	Upfront Premiums Received	Unrealized Appreciation
Bank of America:
Republic of Peru	$2,000	0.90%	6/20/21	1.00%	$8,785	$(67,785)	$76,570

(1)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Annual Report	| September 30, 2016	353

Notes to Financial Statements (cont’d)

September 30, 2016

(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2016 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c) Futures contracts outstanding at September 30, 2016:

AllianzGI Retirement 2020:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	34	$3,673	12/16/16	$260
Mini MSCI EAFE Index	31	2,645	12/16/16	(5,072)
Ultra U.S. Treasury Bond	8	1,471	12/20/16	(5,017)
Short: 5-Year U.S. Treasury Note	(26)	(3,159)	12/30/16	558
				$(9,271)

AllianzGI Retirement 2025:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	46	$4,969	12/16/16	$346
Mini MSCI EAFE Index	52	4,438	12/16/16	(5,192)
Ultra U.S. Treasury Bond	7	1,287	12/20/16	(4,390)
Short: 5-Year U.S. Treasury Note	(50)	(6,076)	12/30/16	1,074
				$(8,162)

AllianzGI Retirement 2030:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	52	$5,617	12/16/16	$389
Mini MSCI EAFE Index	58	4,950	12/16/16	(8,307)
Ultra U.S. Treasury Bond	7	1,287	12/20/16	(4,390)
Short: 5-Year U.S. Treasury Note	(56)	(6,805)	12/30/16	1,203
				$(11,105)

AllianzGI Retirement 2035:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	38	$4,105	12/16/16	$293
Mini MSCI EAFE Index	42	3,584	12/16/16	(7,133)
Ultra U.S. Treasury Bond	4	736	12/20/16	(2,509)
Short: 5-Year U.S. Treasury Note	(38)	(4,618)	12/30/16	816
				$(8,533)

AllianzGI Retirement 2040:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	20	$2,160	12/16/16	$152
Mini MSCI EAFE Index	25	2,133	12/16/16	(8,388)
Ultra U.S. Treasury Bond	4	736	12/20/16	(2,509)
Short: 5-Year U.S. Treasury Note	(14)	(1,701)	12/30/16	301
				$(10,444)

354	September 30, 2016 |	Annual Report

AllianzGI Retirement 2045:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	6	$648	12/16/16	$43
Mini MSCI EAFE Index	13	1,109	12/16/16	(7,943)
Ultra U.S. Treasury Bond	2	368	12/20/16	(1,254)
Short: 5-Year U.S. Treasury Note	(6)	(729)	12/30/16	129
				$(9,025)

AllianzGI Retirement 2050:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	9	$972	12/16/16	$71
Mini MSCI EAFE Index	11	939	12/16/16	(7,946)
Ultra U.S. Treasury Bond	2	368	12/20/16	(1,255)
Short: 5-Year U.S. Treasury Note	(6)	(729)	12/30/16	129
				$(9,001)

AllianzGI Retirement 2055:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	4	$432	12/16/16	$33
Mini MSCI EAFE Index	7	597	12/16/16	(2,293)
Ultra U.S. Treasury Bond	1	184	12/20/16	(627)
Short: 5-Year U.S. Treasury Note	(5)	(607)	12/30/16	107
				$(2,780)

AllianzGI Retirement Income:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Long: Ultra U.S. Treasury Bond	12	$2,207	12/20/16	$(16,104)

AllianzGI Global Allocation:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: 10-Year U.S. Treasury Note	105	$13,768	12/20/16	$3,065
2-Year U.S. Treasury Note	54	11,797	12/30/16	6,644
5-Year U.S. Treasury Note	271	32,931	12/30/16	37,578
Bovespa Invex	170	3,066	10/13/16	(64,180)
Euro-BTP	30	4,822	12/8/16	5,326
FTSE 100 Index	44	3,911	12/16/16	129,957
Hang Seng Index	29	4,358	10/28/16	(34,553)
Mini MSCI Emerging Markets Index	33	1,506	12/16/16	(25,519)
MSCI Taiwan Index	87	2,973	10/28/16	(38,485)
Russell 2000 Mini Index	39	4,868	12/16/16	154,701
SGX Nifty 50 Index	183	3,166	10/27/16	(45,156)
SPI 200	27	2,798	12/15/16	11,892
Ultra U.S. Treasury Bond	102	18,755	12/20/16	(283,908)

Annual Report	| September 30, 2016	355

Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI Global Allocation (cont’d)
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Short: British Pound	(215)	$(17,465)	12/19/16	$346,043
Euro Currency	(195)	(27,488)	12/19/16	38,415
Euro Stoxx 50 Index	(43)	(1,446)	12/16/16	(22,773)
FTSE/JSE Top 40 Index	(34)	(1,138)	12/15/16	(21,808)
TOPIX Index	(14)	(1,826)	12/8/16	29,558
				$226,797

AllianzGI Global Dynamic Allocation:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: 10-Year U.S. Treasury Note	12	$1,574	12/20/16	$(1,618)
2-Year U.S. Treasury Note	12	2,622	12/30/16	(23)
5-Year U.S. Treasury Note	17	2,066	12/30/16	232
Dow Jones U.S. Real Estate Index	24	760	12/16/16	11,437
E-mini S&P 500 Index	21	2,269	12/16/16	30,969
Mini MSCI EAFE Index	4	341	12/16/16	3,587
Mini MSCI Emerging Markets Index	71	3,239	12/16/16	(10,273)
Russell 2000 Mini Index	16	1,997	12/16/16	26,797
Ultra U.S. Treasury Bond	5	919	12/20/16	(17,433)
Short: British Pound	(15)	(1,218)	12/19/16	33,886
TOPIX Index	(4)	(522)	12/8/16	9,195
				$86,756

AllianzGI Best Styles Emerging Markets Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Long: SGX Nifty 50 Index	47	$813	10/27/16	$(11,090)

AllianzGI Best Styles Global Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	44	$4,753	12/16/16	$83,309
Euro STOXX 600 Index	172	3,302	12/16/16	46,586
Mini MSCI EAFE Index	27	2,304	12/16/16	34,736
Mini MSCI Emerging Markets Index	79	3,604	12/16/16	(15,371)
TOPIX Index	16	2,088	12/8/16	(11,977)
				$137,283

AllianzGI Best Styles International Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: Mini MSCI EAFE Index	1	$85	12/16/16	$147

AllianzGI Best Styles U.S. Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: E-mini S&P 500 Index	68	$7,345	12/16/16	$88,800

356	September 30, 2016 |	Annual Report

AllianzGI Global Fundamental Strategy:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Euro Stoxx 50 Index	31	$1,043	12/16/16	$(264)
Hang Seng Index	3	18	12/28/17	3,136
Short: E-mini S&P 500 Index	(10)	(1,080)	12/16/16	(22,224)
Euro-Bund	(3)	(559)	12/8/16	(6,677)
				$(26,029)

AllianzGI Multi-Asset Real Return:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: 5-Year U.S. Treasury Note	1	$122	12/30/16	$(291)
Mini MSCI Emerging Markets Index	2	91	12/16/16	443
Short: 2-Year U.S. Treasury Note	(2)	(437)	12/30/16	(35)
Dow Jones U.S. Real Estate Index	(1)	(32)	12/16/16	(933)
				$(816)

(d) Forward foreign currency contracts outstanding at September 30, 2016:

AllianzGI Best Styles Emerging Markets Equity:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2016	Unrealized Appreciation (Depreciation)
Sold:
214,381 Brazilian Real settling 10/5/16	State Street Bank	$66,025	$65,900	$125
260,809,019 Indonesian Rupiah settling 10/5/16	State Street Bank	20,001	19,981	20
59,018 Malaysian Ringgit settling 10/6/16	State Street Bank	14,228	14,270	(42)
238,328 Mexican Peso settling 10/5/16	Northern Trust Company	12,321	12,290	31
285,545 South African Rand settling 10/5/16	Northern Trust Company	20,674	20,805	(131)
942,779 Thailand Baht settling 10/5/16	State Street Bank	27,130	27,208	(78)
38,967 Turkish Lira settling 10/4/16	Northern Trust Company	12,971	12,982	(11)
				$(86)

AllianzGI Best Styles Global Equity:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2016	Unrealized Appreciation (Depreciation)
Purchased:
1,756,945 Brazilian Real settling 10/4/16	State Street Bank	$541,590	$540,241	$(1,349)
6,542,374 South African Rand settling 10/4/16	Northern Trust Company	471,074	476,763	5,689
674,907 Turkish Lira settling 10/3/16	Northern Trust Company	225,292	224,894	(398)
				$3,942

AllianzGI Emerging Markets Consumer:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2016	Unrealized Appreciation
Sold:
602,315 South African Rand settling 10/3/16	Northern Trust Company	$44,323	$43,892	$431

Annual Report	| September 30, 2016	357

Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI Emerging Markets Debt:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2016	Unrealized Depreciation
Sold:
1,137,118 Euro settling 10/13/16	State Street Bank	$1,261,668	$1,277,909	$(16,241)

AllianzGI Global Fundamental Strategy:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2016	Unrealized Appreciation
Purchased:
23,000,000 Indian Rupee settling 7/14/17	State Street Bank	$326,009	$330,730	$4,721
Sold:
2,000,000 Euro settling 11/30/16	State Street Bank	2,266,600	2,252,421	14,179
				$18,900

AllianzGI International Small-Cap:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2016	Unrealized Appreciation (Depreciation)
Sold:
838 Philippine Peso settling 10/3/16	State Street Bank	$17	$17	—

AllianzGI NFJ Emerging Markets Value:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2016	Unrealized Appreciation
Sold:
37,910 South African Rand settling 10/3/16	Northern Trust Company	$2,790	$2,763	$27

AllianzGI NFJ Global Dividend Value:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2016	Unrealized Appreciation
Sold:
1,001,899 Japanese Yen settling 10/5/16	Northern Trust Company	$9,893	$9,881	$12

AllianzGI NFJ International Small-Cap Value:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2016	Unrealized Appreciation (Depreciation)
Purchased:
81,057 Euro settling 10/3/16	Northern Trust Company	$90,965	$91,056	$91
8,873,589 Japanese Yen settling 10/3/16	Northern Trust Company	88,250	87,506	(744)
Sold:
21,171,693 Japanese Yen settling 10/3/16	Northern Trust Company	210,559	208,784	1,775
				$1,122

At September 30, 2016, the following Funds pledged cash as collateral for derivatives:

Collateral
AllianzGI Retirement 2020	$577,652
AllianzGI Retirement 2025	607,388
AllianzGI Retirement 2030	615,148
AllianzGI Retirement 2035	370,000
AllianzGI Retirement 2040	552,408
AllianzGI Retirement 2045	420,932
AllianzGI Retirement 2050	384,258

358	September 30, 2016 |	Annual Report

Collateral
AllianzGI Retirement 2055	$119,005
AllianzGI Retirement Income	289,006
AllianzGI Global Allocation	7,546,154
AllianzGI Global Dynamic Allocation	364,417
AllianzGI Best Styles Emerging Markets Equity	225,357
AllianzGI Best Styles Global Equity	2,049,538
AllianzGI Best Styles International Equity	567,374
AllianzGI Best Styles U.S. Equity	800,583
AllianzGI Global Fundamental Strategy	376,487
AllianzGI Multi-Asset Real Return	54,174
AllianzGI Structured Return	2,932,890
AllianzGI U.S. Equity Hedged	39,237

Glossary:

EAFE—Europe, Australasia and Far East

FTSE—Financial Times Stock Exchange

JSE—Johannesburg Stock Exchange Limited

MSCI—Morgan Stanley Capital International

OTC—Over-the-Counter

SGX—Singapore Exchange

TOPIX—Tokyo Stock Price Index

8.	INCOME TAX INFORMATION

The tax year-end for the Funds is September 30th, except for AllianzGI Global Megatrends, which is December 31st.

The tax character of dividends and distributions paid was:

	Year ended September 30, 2016		Period ended September 30, 2015			Period or Year ended November 30, 2014
	Ordinary Income(1)	15% Long-Term Capital Gain	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Retirement 2020	$1,918,170	—	$1,870,505	$281,220	—	$854,280	—	—
AllianzGI Retirement 2025	2,088,460	—	2,006,113	54,027	—	834,956	—	—
AllianzGI Retirement 2030	1,941,744	—	2,427,032	616,797	—	1,116,872	—	—
AllianzGI Retirement 2035	1,393,007	—	1,923,846	494,420	—	791,580	—	—
AllianzGI Retirement 2040	965,383	$51,764	2,022,301	835,211	—	823,105	$26,206	—
AllianzGI Retirement 2045	512,139	54,159	1,183,266	309,486	—	398,011	40,741	—
AllianzGI Retirement 2050	359,200	383,484	1,014,040	522,415	—	403,564	122,638	.—
AllianzGI Retirement 2055	126,633	85,777	347,139	203,893	—	153,467	65,638	—
AllianzGI Retirement Income	1,287,320	89,643	1,189,320	495,351	—	567,772	—	—
AllianzGI Global Allocation	3,060,768	11,279,614	6,931,204	2,430,501	—	4,374,925	—	—
AllianzGI Global Dynamic Allocation	344,247	399,089	286,382	516,921	—	256,253	675,794	—
AllianzGI Best Styles Emerging Markets Equity	297,323	9,818	1,622	—	—	—	—	—
AllianzGI Best Styles Global Equity	3,054,529	—	1,556,672	108,086	—	—	—	—
AllianzGI Best Styles International Equity	1,495,523	—	3,944	—	—	—	—	—
AllianzGI Best Styles U.S. Equity	1,469,604	—	4,661	—	—	—	—	—
AllianzGI China Equity	155,437	—	126,725	131,769	—	34,320	—	—
AllianzGI Convertible	41,018,190	163,382,540	75,396,351	138,447,265	—	56,930,242	59,953,187	—

Annual Report	| September 30, 2016	359

Notes to Financial Statements (cont’d)

September 30, 2016

	Year ended September 30, 2016		Period ended September 30, 2015			Period or Year ended November 30, 2014
	Ordinary Income(1)	15% Long-Term Capital Gain	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Emerging Markets Consumer	$103,340	—	—	—	—	—	—	—
AllianzGI Emerging Markets Debt	1,808,348	—	$1,172,666	—	—	—	—	—
AllianzGI Emerging Markets Small-Cap	88,901	—	769	—	—	—	—	—
AllianzGI Europe Equity Dividend	131,835	—	—	—	—	—	—	—
AllianzGI Global Fundamental Strategy	764,619	$111,858	767,744	—	—	$266,052	$1,391	—
AllianzGI Global Sustainability	29,922	—	—	—	—	—	—	—
AllianzGI Global Water	957,887	607,733	1,134,785	—	—	636,324	—	—
AllianzGI High Yield Bond	22,594,279	—	20,803,307	—	—	33,030,938	1,191,439	—
AllianzGI International Growth	21,273	—	—	—	—	—	—	—
AllianzGI International Small-Cap	759,189	5,159,757	232,386	$9,181,120	—	3,053,996	7,320,839	—
AllianzGI Micro Cap	—	2,723,796	—	3,310,538	—	—	2,678,999	—
AllianzGI Multi-Asset Real Return	68,463	—	78,078	—	—	111,905	7,560	$1,126
AllianzGI NFJ Emerging Markets Value	281,206	—	463,119	77,836	—	201,994	—	—
AllianzGI NFJ Global Dividend Value	622,469	2,258,257	1,640,893	3,821,388	—	3,125,190	2,328,737	—
AllianzGI NFJ International Small-Cap Value	366,691	236,486	694,996	1,270,385	—	470,540	140,105	—
AllianzGI NFJ International Value II	1,332,416	—	914,549	152,693	—	748,287	152,847	—
AllianzGI Short Duration High Income	60,412,617	—	36,222,572	—	—	33,350,451	—	—
AllianzGI Structured Return	1,472,607	611	362,889	642,101	$209	160,577	365,458	—
AllianzGI U.S. Equity Hedged	161,511	—	976,030	—	—	719,717	—	—
AllianzGI U.S. Small-Cap Growth	—	2,172,549	—	3,214,786	—	621,466	2,758,860	—
AllianzGI Ultra Micro Cap	—	7,151,216	—	975,821	—	—	552,167	—

Year ended December 31, 2015
Ordinary Income(1)
AllianzGI Global Megatrends	$60,280

(1)	Includes short-term capital gains, if any.

At September 30, 2016, the components of distributable earnings were:

	Ordinary Income	Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)	Post-October Capital Loss (Gain)(4)
					Short-Term	Long-Term
AllianzGI Retirement 2020	$957,827	—	$1,130,332	$893	$29,388	$72,434
AllianzGI Retirement 2025	987,461	—	889,846	1,024	—	85,002
AllianzGI Retirement 2030	963,256	—	748,192	1,046	—	—
AllianzGI Retirement 2035	589,368	—	250,837	967	157,486	—
AllianzGI Retirement 2040	428,954	$76,144	—	902	—	—
AllianzGI Retirement 2045	256,969	281,510	—	688	—	—

360	September 30, 2016 |	Annual Report

	Ordinary Income	Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)	Post-October Capital Loss (Gain)(4)
					Short-Term	Long-Term
AllianzGI Retirement 2050	$265,712	$394,074	—	$592	—	—
AllianzGI Retirement 2055	58,070	50,495	—	221	—	—
AllianzGI Retirement Income	122,659	—	$277,132	315	—	$94,141
AllianzGI Global Allocation	590,817	—	1,404,102	429,538	—	—
AllianzGI Global Dynamic Allocation	204,307	—	4,925	—	$46,590	134,110
AllianzGI Best Styles Emerging Markets Equity	307,599	—	—	—	273,847	508,022
AllianzGI Best Styles Global Equity	14,921,528	245,727	—	—	—	—
AllianzGI Best Styles International Equity	2,765,404	—	434,218	—	735,265	806,482
AllianzGI Best Styles U.S. Equity	1,279,701	—	—	—	427,595	(321,143)
AllianzGI China Equity	111,156	—	629,986	—	498,753	307,387
AllianzGI Convertible	18,515,416	—	9,476,675	—	71,811,446	(159,438)
AllianzGI Emerging Markets Consumer	458,998	—	1,187,869	—	386,587	800,116
AllianzGI Emerging Markets Debt	445,066	—	1,240,382	105,413	(204,929)	440,590
AllianzGI Emerging Markets Small-Cap	364,499	—	335,329	—	865,043	41,779
AllianzGI Europe Equity Dividend	95,868	—	11,285	—	77,796	9,950
AllianzGI Global Fundamental Strategy	369,307	208,389	—	509,742	78,270	—
AllianzGI Global Sustainability	265,813	—	—	2,402	—	19,001
AllianzGI Global Water	2,170,742	3,173,699	2,539,396	267,749	—	—
AllianzGI High Yield Bond	122,899	—	11,809,732	—	2,436,686	16,423,908
AllianzGI International Growth	29,182	—	28,151	21,691	17,183	51,048
AllianzGI International Small-Cap	876,616	—	—	—	9,010,964	(5,621,368)
AllianzGI Micro Cap	—	3,313,903	221,773	308,137	2,567,706	—
AllianzGI Multi-Asset Real Return	56,722	—	222,531	—	62,011	169,157
AllianzGI NFJ Emerging Markets Value	196,409	—	397,026	—	456,075	716,611
AllianzGI NFJ Global Dividend Value	20,746	—	440,943	—	721,362	1,146,751
AllianzGI NFJ International Small-Cap Value	314,661	—	83,532	—	330,220	258,369
AllianzGI NFJ International Value II	240,209	—	1,525,081	—	2,530,780	3,149,783
AllianzGI Short Duration High Income	4,226,347	—	11,855,922	—	2,544,211	19,521,976
AllianzGI Structured Return	5,447,418	1,256,652	—	—	—	—
AllianzGI U.S. Equity Hedged	58,353	—	493,472	—	218,242	(7,325)
AllianzGI U.S. Small-Cap Growth	—	3,285,163	—	165,251	2,758,909	—
AllianzGI Ultra Micro Cap	—	3,520,698	—	702,346	—	—

At December 31, 2015, the components of distributable earnings were:

	Ordinary Income	Long-Term Capital Gains
AllianzGI Global Megatrends	$34	$166,249

(2)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(3)	Certain ordinary losses realized during the period November 1, 2015 through September 30, 2016, and/or other ordinary losses realized during the period January 1, 2016 through September 30, 2016, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(4)	Capital losses realized during the period November 1, 2015 through September 30, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

At September 30, 2016, capital loss carryforward amounts were:

			No Expiration(5)
	2017	2018	Short-Term	Long-Term
AllianzGI Retirement 2020	—	—	$1,130,332	—
AllianzGI Retirement 2025	—	—	889,846	—

Annual Report	| September 30, 2016	361

Notes to Financial Statements (cont’d)

September 30, 2016

					No Expiration(5)
	2017		2018		Short-Term		Long-Term
AllianzGI Retirement 2030	—		—		$748,192		—
AllianzGI Retirement 2035	—		—		250,837		—
AllianzGI Retirement Income	—		—		248,430	*	$28,702	*
AllianzGI Global Allocation	—		—		1,404,102		—
AllianzGI Global Dynamic Allocation	—		—		2,379		2,546
AllianzGI Best Styles International Equity	—		—		423,236		10,982
AllianzGI China Equity	—		—		601,575		28,411
AllianzGI Convertible	—		—		9,476,675		—
AllianzGI Emerging Markets Consumer	—		—		1,187,869	*	—
AllianzGI Emerging Markets Debt	—		—		1,020,687		219,695
AllianzGI Emerging Markets Small-Cap	—		—		335,329	*	—
AllianzGI Europe Equity Dividend	—		—		11,285	*	—
AllianzGI Global Water	—		$2,539,396	*	—		—
AllianzGI High Yield Bond	—		—		4,210,768		7,598,964
AllianzGI International Growth	—		—		28,151	*	—
AllianzGI Micro Cap	$221,773	*	—		—		—
AllianzGI Multi-Asset Real Return	—		—		127,994		94,537
AllianzGI NFJ Emerging Markets Value	—		—		375,816		21,210
AllianzGI NFJ Global Dividend Value	—		—		440,943		—
AllianzGI NFJ International Small-Cap Value	—		—		63,815		19,717
AllianzGI NFJ International Value II	—		—		808,736		716,345
AllianzGI Short Duration High Income	—		—		9,638,697		2,217,225
AllianzGI U.S. Equity Hedged	—		—		—		493,472

*	Subject to limitations under IRC Sections 381-384
(5)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended September 30,2016, the Fund had capital loss carryforwards which were utilized and/or written off as follows:

		Post-Enactment Utilized
	Pre-Enactment Utilized	Short-Term	Long-Term	Written-Off
AllianzGI Retirement 2030	—	$106,388	—	—
AllianzGI Retirement 2035	—	372,240	—	—
AllianzGI Best Styles Global Equity	—	692,055	—	—
AllianzGI Best Styles U.S. Equity	—	—	$179,112	—
AllianzGI China Equity	—	—	5,414	—
AllianzGI Global Sustainability	—	17,379	—	—
AllianzGI Global Water	$1,269,698	—	—	$212,196
AllianzGI Micro Cap	1,967,803	—	—	—
AllianzGI Structured Return	—	—	181,054	—
AllianzGI U.S. Equity Hedged	—	407,556	117,861	—

For the year ended September 30, 2016, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital	Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2020(f)(g)(i)(p)	$161,572	$(161,890)	$318	—
AllianzGI Retirement 2025(f)(g)(i)(p)	206,936	(207,516)	580	—
AllianzGI Retirement 2030(f)(g)(i)(p)	213,819	(213,946)	127	—
AllianzGI Retirement 2035(f)(g)(i)(p)	201,028	(201,060)	32	—

362	September 30, 2016 |	Annual Report

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital	Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2040(f)(g)(i)	$204,960	$(204,960)	—	—
AllianzGI Retirement 2045(f)(g)(i)	111,610	(111,610)	—	—
AllianzGI Retirement 2050(f)(g)(i)	93,636	(93,636)	—	—
AllianzGI Retirement 2055(f)(g)(i)	26,850	(26,850)	—	—
AllianzGI Retirement Income(a)(f)(g)(o)(q)	126,886	(660,223)	$533,337	—
AllianzGI Global Allocation(a)(f)(g)	930,208	(930,208)	—	—
AllianzGI Global Dynamic Allocation(a)(f)(g)	93,346	(93,346)	—	—
AllianzGI Best Styles Emerging Markets Equity(a)(b)(f)	13,770	(13,770)	—	—
AllianzGI Best Styles Global Equity(b)(f)(h)	231,626	(200,924)	—	$(30,702)
AllianzGI Best Styles International Equity(a)(b)(f)	125,757	(125,757)	—	—
AllianzGI Best Styles U.S. Equity(b)(f)(h)(i)	6,330	7,286	—	(13,616)
AllianzGI China Equity(b)(f)	13,699	(13,699)	—	—
AllianzGI Convertible(a)(h)(j)(k)	11,062,766	(11,062,766)	—	—
AllianzGI Emerging Markets Consumer(b)(f)(l)	(50,237)	50,237	—	—
AllianzGI Emerging Markets Debt(f)(m)	103,674	(103,674)	—	—
AllianzGI Emerging Markets Small-Cap(b)(f)(l)(o)	19,834	(19,739)	(95)	—
AllianzGI Europe Equity Dividend(f)(o)	101,063	(100,959)	(104)	—
AllianzGI Global Fundamental Strategy(a)(b)(c)(f)(l)	(508,496)	508,496	—	—
AllianzGI Global Sustainability(f)(i)	(3,124)	3,124	—	—
AllianzGI Global Water(f)(r)	(320,968)	533,164	(212,196)	—
AllianzGI High Yield Bond(c)	1,715,837	(1,715,837)	—	—
AllianzGI International Growth(f)	(21,615)	21,615	—	—
AllianzGI International Small-Cap(a)(b)(f)	53,487	(53,487)	—	—
AllianzGI Micro Cap(d)	578,959	—	(578,959)	—
AllianzGI Multi-Asset Real Return(b)(f)(h)	5,716	(5,887)	—	171
AllianzGI NFJ Emerging Markets Value(b)(f)(o)	23,655	(23,478)	(177)	—
AllianzGI NFJ Global Dividend Value(a)(b)(f)	(2,091)	2,091	—	—
AllianzGI NFJ International Small-Cap Value(a)(b)(f)	1,283	(1,283)	—	—
AllianzGI NFJ International Value II(b)(f)	40,876	(40,876)	—	—
AllianzGI Short Duration High Income(c)(n)	6,294,627	(6,294,627)	—	—
AllianzGI Structured Return(o)	1,054	—	(1,054)	—
AllianzGI U.S. Equity Hedged	(48)	48	—	—
AllianzGI U.S. Small-Cap Growth(b)(d)	336,586	(116,420)	(220,166)	—
AllianzGI Ultra Micro Cap(d)	1,697,002	—	(1,697,002)	—

These permanent “book-tax” differences were primarily attributable to:

(a)	Reclassification of dividends/distributions
(b)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes
(c)	Treatment of bond premium amortization
(d)	Net operating losses
(e)	Reclassification of non-deductible expenses
(f)	Reclassification of gains and losses from foreign currency transactions
(g)	Reclassification of short-term capital gain dividends from underlying funds
(h)	Reclassifications related to investments in Real Estate Investment Trusts (REITs)
(i)	Reclassification from sales of securities with return of capital
(j)	Reclassification of contingent debt/convertible securities income/gains
(k)	Section 305 sales adjustments for accrual of deemed dividends from investments in convertible debt
(l)	Foreign capital gain tax
(m)	Reclassification of swap payments
(n)	Reclassification of consent fee
(o)	Reclassification of non-deductible excise tax
(p)	Prior year excise tax refund

Annual Report	| September 30, 2016	363

Notes to Financial Statements (cont’d)

September 30, 2016

(q)	Reclassification due to merger
(r)	Capital loss carryforward written-off

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At September 30, 2016, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written) for federal income tax purposes were:

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2020	$47,598,897	$1,021,626	$22,896	$998,730
AllianzGI Retirement 2025	49,903,148	1,191,584	24,622	1,166,962
AllianzGI Retirement 2030	56,361,254	1,428,998	94,351	1,334,647
AllianzGI Retirement 2035	46,585,683	1,183,659	120,479	1,063,180
AllianzGI Retirement 2040	38,908,776	1,391,577	233,987	1,157,590
AllianzGI Retirement 2045	23,480,738	825,216	43,730	781,486
AllianzGI Retirement 2050	22,193,304	670,118	151,350	518,768
AllianzGI Retirement 2055	7,967,104	226,031	14,994	211,037
AllianzGI Retirement Income	47,968,438	1,214,054	5,333	1,208,721
AllianzGI Global Allocation	461,753,912	24,594,335	—	24,594,335
AllianzGI Global Dynamic Allocation	51,827,011	1,113,170	72,599	1,040,571
AllianzGI Global Megatrends	3,319,928	88,047	134,608	(46,561)
AllianzGI Best Styles Emerging Markets Equity	10,977,871	1,310,995	279,305	1,031,690
AllianzGI Best Styles Global Equity	580,356,967	41,934,351	14,962,725	26,971,626
AllianzGI Best Styles International Equity	72,444,553	5,324,919	7,002,958	(1,678,039)
AllianzGI Best Styles U.S. Equity	96,689,488	6,854,113	3,381,610	3,472,503
AllianzGI China Equity	3,547,602	330,985	275,489	55,496
AllianzGI Convertible	1,351,295,769	166,102,862	7,272,400	158,830,462
AllianzGI Emerging Markets Consumer	38,290,323	5,302,469	469,463	4,833,006
AllianzGI Emerging Markets Debt	40,778,773	2,478,057	522,249	1,955,808
AllianzGI Emerging Markets Small-Cap	12,255,945	1,130,097	359,685	770,412
AllianzGI Europe Equity Dividend	6,516,390	136,198	279,060	(142,862)
AllianzGI Global Fundamental Strategy	15,180,579	1,008,365	610,203	398,162
AllianzGI Global Sustainability	19,215,026	2,068,281	513,047	1,555,234
AllianzGI Global Water	434,889,158	83,823,227	3,680,219	80,143,008
AllianzGI High Yield Bond	365,033,403	12,654,027	13,345,497	(691,470)
AllianzGI International Growth	27,772,175	964,634	279,928	684,706
AllianzGI International Small-Cap	87,132,811	19,085,446	3,921,916	15,163,530
AllianzGI Micro Cap	28,191,718	9,106,879	1,711,564	7,395,315
AllianzGI Multi-Asset Real Return	3,830,643	231,896	413,511	(181,615)
AllianzGI NFJ Emerging Markets Value	7,937,159	902,390	143,057	759,333
AllianzGI NFJ Global Dividend Value	13,806,461	651,223	620,747	30,476
AllianzGI NFJ International Small-Cap Value	11,583,639	926,151	580,250	345,901
AllianzGI NFJ International Value II	43,952,654	3,424,803	3,040,060	384,743
AllianzGI Short Duration High Income	1,347,841,909	7,930,569	15,687,137	(7,756,568)
AllianzGI Structured Return	269,602,754	—	—	—
AllianzGI U.S. Equity Hedged	5,475,595	—	—	—
AllianzGI U.S. Small-Cap Growth	19,580,964	4,366,636	281,905	4,084,731
AllianzGI Ultra Micro Cap	34,455,513	15,622,323	1,777,139	13,845,184

(6)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, return of capital distributions, PFIC mark-to-market, differing treatment of bond premium amortization, mixed straddle adjustments, Section 305 adjustments, basis adjustments from investments in partnerships, and mark-to-market on options contracts purchased.

364	September 30, 2016 |	Annual Report

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Annual Report	| September 30, 2016	365

Notes to Financial Statements (cont’d)

September 30, 2016

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Retirement 2020
	Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	185,700	$3,378,804	132,585	$2,507,411	1,433,411	$28,178,631
Class A - from Class D(a)	31,682	582,312	—	—	—	—
Class C	5,143	93,840	753	14,262	4,810	94,427
Class D	32	600	20,789	394,104	2,880	56,444
Class R	12,746	234,527	6,858	131,554	5,007	97,615
Class P	240,104	4,437,324	794,195	15,354,249	333,605	6,405,645
Class R6	162,393	3,017,255	451,840	8,499,450	159,121	3,113,834
Administrative Class	13,781	254,001	34,999	669,041	82,204	1,617,550

Issued in reinvestment of dividends and distributions:
Class A	33,310	594,910	59,497	1,121,609	19,810	376,585
Class C	426	7,610	574	10,834	225	4,276
Class D(a)	—	—	403	7,649	262	5,007
Class R	1,130	20,265	1,600	30,240	772	14,703
Class P	44,277	797,874	28,592	545,068	8,058	154,714
Class R6	24,231	436,891	10,546	201,268	8,358	160,647
Administrative Class	3,337	59,872	12,357	234,411	7,237	138,300

Cost of shares redeemed:
Class A	(1,268,820)	(23,656,591)	(267,327)	(5,063,177)	(168,555)	(3,278,677)
Class C	(2,357)	(43,858)	(7,050)	(133,941)	(4,003)	(78,690)
Class D	(935)	(17,595)	(2,670)	(51,348)	(5,733)	(113,637)
Class D - to Class A(a)	(31,478)	(582,312)	—	—	—	—
Class R	(37,700)	(694,122)	(2,000)	(38,099)	(7,690)	(150,766)
Class P	(106,622)	(1,953,673)	(301,065)	(5,850,830)	(99,035)	(1,960,444)
Class R6	(148,581)	(2,763,846)	(95,928)	(1,834,478)	(270,027)	(5,377,317)
Administrative Class	(93,490)	(1,764,091)	(353,385)	(6,700,959)	(58,748)	(1,155,300)
Net increase (decrease) resulting from Fund share transactions	(931,691)	$(17,560,003)	526,163	$10,048,318	1,451,969	$28,303,547

†	Fiscal year end changed from November 30th to September 30th.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

366	September 30, 2016 |	Annual Report

AllianzGI Retirement 2025						AllianzGI Retirement 2030
Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

270,591	$4,384,891	192,193	$3,192,650	1,335,068	$22,916,623	270,215	$5,199,457	174,222	$3,470,882	928,027	$19,420,259
—	—	—	—	—	—	28,638	552,431	—	—	—	—
—	—	—	—	—	—	6,863	131,089	2,243	44,713	6,650	138,830
—	—	—	—	—	—	977	18,955	910	18,395	2,113	43,399
9,066	145,265	17,234	284,623	35,394	595,164	40,564	787,474	18,004	358,845	18,581	388,307
363,614	5,898,065	1,239,633	20,766,984	703,711	11,746,860	228,404	4,450,667	893,531	18,121,370	541,841	11,072,179
198,051	3,206,913	353,842	5,780,122	225,478	3,834,014	250,789	4,832,395	431,514	8,680,478	268,513	5,654,075
15,513	248,087	33,256	559,615	117,954	2,028,052	11,846	228,470	29,310	594,012	92,910	1,960,346

34,415	543,416	56,031	928,554	25,283	421,464	22,860	431,590	58,437	1,160,152	21,054	427,836
—	—	—	—	—	—	726	13,670	1,246	24,683	495	10,033
—	—	—	—	—	—	—	—	1,350	26,993	637	13,023
1,131	17,842	1,547	25,614	1,097	18,248	2,473	46,771	2,223	44,348	896	18,290
68,215	1,080,525	34,127	569,048	4,784	80,182	49,188	940,472	45,311	911,963	8,988	184,881
24,126	382,398	10,660	177,836	6,502	108,975	22,406	429,074	21,483	433,036	12,548	258,616
2,552	40,396	21,013	349,868	11,996	200,811	2,955	56,360	21,222	425,945	9,758	200,325

(1,606,439)	(26,523,016)	(366,880)	(6,074,933)	(318,923)	(5,466,861)	(1,155,016)	(22,592,350)	(239,288)	(4,787,605)	(225,966)	(4,705,694)
—	—	—	—	—	—	(5,207)	(98,101)	(3,626)	(71,625)	(10,583)	(219,126)
—	—	—	—	—	—	(668)	(13,136)	(4,330)	(87,469)	(3,534)	(74,687)
—	—	—	—	—	—	(28,464)	(552,431)	—	—	—	—
(28,084)	(451,307)	(9,777)	(163,736)	(22,892)	(383,869)	(5,422)	(104,272)	(11,094)	(224,740)	(10,198)	(211,997)
(220,490)	(3,554,339)	(243,270)	(4,080,092)	(167,809)	(2,872,130)	(125,371)	(2,430,023)	(275,257)	(5,689,229)	(90,735)	(1,921,242)
(120,092)	(1,975,353)	(124,282)	(2,129,609)	(142,236)	(2,478,415)	(126,214)	(2,409,257)	(190,260)	(3,857,262)	(389,999)	(8,258,015)
(56,624)	(943,688)	(679,887)	(11,278,230)	(55,774)	(962,168)	(48,668)	(972,258)	(405,786)	(8,103,240)	(80,462)	(1,695,999)
(1,044,455)	$(17,499,905)	535,440	$8,908,314	1,759,633	$29,786,950	(556,126)	$(11,052,953)	571,365	$11,494,645	1,101,534	$22,703,639

Annual Report	| September 30, 2016	367

Notes to Financial Statements (cont’d)

September 30, 2016

	AllianzGI Retirement 2035
	Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	185,394	$3,125,958	147,413	$2,594,889	816,929	$14,941,272
Class A - from Class D(a)	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class R	20,065	336,764	42,588	742,117	9,352	170,961
Class P	249,111	4,207,686	1,044,654	18,440,918	572,738	10,179,074
Class R6	235,027	4,006,012	205,966	3,546,141	155,191	2,843,057
Administrative Class	8,689	147,090	19,717	352,794	78,765	1,447,310

Issued in reinvestment of dividends and distributions:
Class A	20,021	333,945	51,340	897,707	16,679	297,724
Class C	—	—	—	—	—	—
Class D(a)	—	—	—	—	—	—
Class R	1,374	22,893	2,540	44,450	922	16,445
Class P	48,314	810,229	45,774	806,090	6,302	113,126
Class R6	11,017	184,982	9,856	173,746	7,644	137,282
Administrative Class	1,165	19,510	27,828	488,677	12,521	224,389

Cost of shares redeemed:
Class A	(849,560)	(14,682,569)	(136,463)	(2,399,574)	(116,775)	(2,135,925)
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class D - to Class A(a)	—	—	—	—	—	—
Class R	(29,105)	(496,270)	(7,137)	(125,026)	(4,604)	(85,076)
Class P	(218,306)	(3,667,518)	(242,848)	(4,320,264)	(115,777)	(2,127,542)
Class R6	(96,907)	(1,662,964)	(198,771)	(3,657,433)	(131,228)	(2,440,381)
Administrative Class	(17,205)	(296,627)	(626,008)	(10,923,840)	(43,975)	(806,171)
Net increase (decrease) resulting from Fund share transactions	(430,906)	$(7,610,879)	386,449	$6,661,392	1,264,684	$22,775,545

†	Fiscal year end changed from November 30th to September 30th.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

368	September 30, 2016 |	Annual Report

AllianzGI Retirement 2040						AllianzGI Retirement 2045
Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

121,009	$2,379,037	103,660	$2,114,947	602,125	$13,046,627	116,343	$1,997,806	121,815	$2,189,486	351,881	$6,635,440
11,576	226,889	—	—	—	—	—	—	—	—	—	—
803	15,416	1,905	38,082	3,035	65,077	—	—	—	—	—	—
14	291	5,578	115,893	1,915	41,790	—	—	—	—	—	—
16,036	308,507	16,725	340,684	13,129	283,949	8,404	142,434	7,124	128,195	5,261	99,251
191,646	3,737,937	494,445	10,152,899	396,823	8,391,622	156,390	2,675,197	248,013	4,484,334	374,167	6,834,798
267,817	5,225,071	415,826	8,439,147	207,481	4,538,383	265,783	4,535,309	163,238	2,855,929	55,303	1,043,172
5,677	110,716	19,468	404,657	37,217	809,484	11,764	203,902	18,257	334,546	25,662	486,607

8,944	174,143	52,985	1,074,907	14,621	309,393	8,654	148,152	31,319	560,986	10,650	196,475
165	3,214	672	13,636	239	5,039	—	—	—	—	—	—
—	—	609	12,389	203	4,300	—	—	—	—	—	—
1,266	24,533	3,740	75,763	1,013	21,388	597	10,189	1,310	23,426	412	7,597
23,582	462,211	37,310	764,222	5,671	121,070	16,867	289,947	30,252	544,974	3,796	70,620
17,076	335,212	28,425	583,008	12,498	266,724	6,302	108,576	15,015	270,810	6,710	124,598
640	12,490	15,822	322,618	5,623	119,471	519	8,888	5,111	91,806	2,123	39,271

(652,979)	(13,091,396)	(204,151)	(4,131,972)	(114,672)	(2,480,516)	(517,019)	(9,141,921)	(81,428)	(1,446,463)	(65,555)	(1,241,169)
(5,475)	(101,104)	(4,292)	(88,674)	(5,844)	(125,784)	—	—	—	—	—	—
(60)	(1,218)	(4,504)	(94,006)	(2,906)	(62,937)	—	—	—	—	—	—
(11,553)	(226,889)	—	—	—	—	—	—	—	—	—	—
(3,470)	(68,855)	(14,983)	(302,654)	(7,288)	(158,731)	(2,081)	(35,686)	(4,200)	(75,685)	(1,225)	(23,327)
(101,246)	(1,968,393)	(179,180)	(3,778,135)	(90,176)	(1,975,572)	(103,927)	(1,777,549)	(103,062)	(1,876,505)	(42,668)	(819,648)
(147,449)	(2,915,838)	(183,462)	(3,754,224)	(315,133)	(6,958,416)	(49,174)	(860,982)	(251,359)	(4,704,870)	(21,916)	(422,785)
(13,647)	(268,667)	(249,495)	(5,056,247)	(37,880)	(821,095)	(13,126)	(228,397)	(94,775)	(1,688,865)	(18,161)	(345,338)
(269,628)	$(5,626,693)	357,103	$7,246,940	727,694	$15,441,266	(93,704)	$(1,924,135)	106,630	$1,692,104	686,440	$12,685,562

Annual Report	| September 30, 2016	369

Notes to Financial Statements (cont’d)

September 30, 2016

	AllianzGI Retirement 2050
	Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	52,288	$1,002,188	67,481	$1,368,741	184,392	$4,003,253
Class A - from Class D(a)	10,929	211,250	—	—	—	—
Class C	1,333	24,980	1,168	23,563	848	18,153
Class D	29	577	1,525	31,580	1,934	41,897
Class R	6,796	128,075	6,970	140,877	5,260	114,561
Class P	128,452	2,469,929	206,132	4,309,416	218,872	4,652,264
Class R6	221,888	4,274,526	268,274	5,399,782	142,748	3,131,628
Administrative Class	11,579	225,630	17,301	358,324	15,235	333,045

Issued in reinvestment of dividends and distributions:
Class A	3,923	74,690	17,095	344,624	4,363	93,070
Class C	240	4,526	452	9,070	157	3,333
Class D(a)	—	—	754	15,284	472	10,080
Class R	993	18,858	1,973	39,816	663	14,134
Class P	15,781	302,844	23,598	480,976	3,259	70,571
Class R6	16,536	318,327	27,481	561,437	13,791	296,988
Administrative Class	1,145	21,891	4,076	82,801	1,765	37,821

Issued in reorganization (See Note 12(b))
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(245,723)	(4,845,274)	(42,998)	(872,728)	(17,588)	(384,126)
Class C	(2,249)	(40,416)	(3)	(65)	(214)	(4,743)
Class D	(51)	(1,009)	(4,513)	(95,320)	(4,712)	(102,260)
Class D - to Class A(a)	(10,876)	(211,250)	—	—	—	—
Class R	(3,287)	(62,213)	(3,213)	(65,947)	(2,304)	(49,752)
Class P	(59,383)	(1,144,686)	(57,502)	(1,206,504)	(49,914)	(1,093,827)
Class R6	(148,380)	(2,841,302)	(285,193)	(6,040,756)	(150,620)	(3,320,055)
Administrative Class	(12,845)	(251,413)	(45,825)	(928,103)	(15,510)	(343,282)
Net increase (decrease) resulting from Fund share transactions	(10,882)	$(319,272)	205,033	$3,956,868	352,897	$7,522,753

†	Fiscal year end changed from November 30th to September 30th.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

370	September 30, 2016 |	Annual Report

AllianzGI Retirement 2055						AllianzGI Retirement Income
Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

45,853	$750,310	39,299	$681,612	62,661	$1,165,536	205,919	$3,597,722	74,101	$1,357,874	277,751	$5,324,689
—	—	—	—	—	—	53,324	939,041	—	—	—	—
—	—	—	—	—	—	37,507	655,941	33,621	608,084	29,059	554,674
—	—	—	—	—	—	6	105	3,122	57,336	4,586	89,080
8,801	142,167	6,391	110,220	4,091	75,584	863	15,783	1,876	35,333	3,714	73,267
116,671	1,910,606	67,485	1,171,954	61,933	1,143,776	105,551	1,885,119	154,273	2,877,660	259,938	4,960,657
126,822	2,060,659	52,689	886,677	17,208	327,478	198,727	3,442,068	130,350	2,315,516	121,093	2,307,728
7,076	117,388	8,006	141,084	7,983	149,207	43,290	806,078	1,058	20,106	12,601	245,703

1,992	32,498	4,664	80,679	1,172	21,356	17,758	310,759	21,439	391,225	5,138	98,989
—	—	—	—	—	—	6,430	111,228	11,636	210,553	2,353	45,087
—	—	—	—	—	—	—	—	3,291	60,391	872	16,924
385	6,255	558	9,642	153	2,791	611	11,062	662	12,486	126	2,510
4,115	67,574	4,703	81,946	859	15,862	21,665	384,143	19,389	358,423	7,746	151,273
5,889	96,989	20,218	352,983	9,281	170,105	31,697	547,624	31,290	566,932	11,265	215,784
461	7,534	1,432	24,871	492	8,985	298	5,507	4,530	83,891	1,903	37,092

—	—	—	—	—	—	312,671	5,719,824	—	—	—	—
—	—	—	—	—	—	34,386	624,955	—	—	—	—
—	—	—	—	—	—	13,577	257,297	—	—	—	—
—	—	—	—	—	—	537,171	9,937,497	—	—	—	—
—	—	—	—	—	—	488,918	8,836,954	—	—	—	—
—	—	—	—	—	—	892	16,601	—	—	—	—

(74,780)	(1,254,604)	(14,937)	(259,710)	(12,856)	(234,967)	(382,145)	(6,828,659)	(75,956)	(1,392,748)	(184,344)	(3,547,224)
—	—	—	—	—	—	(67,854)	(1,176,280)	(79,285)	(1,431,144)	(55,702)	(1,055,914)
—	—	—	—	—	—	(788)	(14,091)	(4,612)	(84,823)	(11,788)	(227,211)
—	—	—	—	—	—	(53,027)	(939,041)	—	—	—	—
(2,253)	(36,922)	(1,076)	(18,673)	(465)	(8,626)	(991)	(18,156)	(42)	(787)	(828)	(16,175)
(30,144)	(496,932)	(35,517)	(639,651)	(3,433)	(64,844)	(49,537)	(882,495)	(187,437)	(3,536,367)	(174,487)	(3,404,901)
(120,939)	(1,903,531)	(174,240)	(2,955,478)	(815)	(15,132)	(129,768)	(2,270,297)	(187,221)	(3,460,594)	(142,315)	(2,735,083)
(3,679)	(62,206)	(15,010)	(258,934)	(1,368)	(25,758)	(1,700)	(30,787)	(106,488)	(1,969,104)	(40,737)	(786,766)
86,270	$1,437,785	(35,335)	$(590,778)	146,896	$2,731,353	1,425,451	$25,945,502	(150,403)	$(2,919,757)	127,944	$2,350,183

Annual Report	| September 30, 2016	371

Notes to Financial Statements (cont’d)

September 30, 2016

	AllianzGI Global Allocation
	Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,258,326	$13,764,338	3,523,988	$39,351,005	488,819	$5,873,282
Class A - from Class B and Class D(a)	245,248	2,744,859	—	—	—	—
Class B	—	—	373	4,453	2,464	30,262
Class C	483,902	5,417,634	222,765	2,640,080	213,160	2,598,606
Class D	303	3,398	39,007	453,715	113,628	1,360,961
Class R	—	—	—	—	—	—
Class P	127,103	1,394,515	76,405	895,666	90,351	1,093,598
Institutional Class	1,969,961	21,171,094	1,465,204	16,934,460	1,399,068	16,736,242
Class R6	20,202,793	211,348,642	8,472,265 #	92,327,464 #	—	—
Administrative Class	273	3,010	297	3,526	1,043	12,798

Issued in reinvestment of dividends and distributions:
Class A	171,061	1,860,917	216,721	2,530,019	107,244	1,295,082
Class B(a)	—	—	4,438	53,033	2,373	29,152
Class C	150,416	1,657,957	166,107	1,967,395	64,439	786,340
Class D(a)	—	—	9,237	107,355	2,898	34,933
Class R	63	677	68	795	29	351
Class P	3,776	41,086	1,829	21,293	978	11,777
Institutional Class	302,668	3,256,730	326,558	3,771,423	149,348	1,787,276
Class R6	494,642	5,313,447	3 #	32 #	—	—
Administrative Class	97	1,080	94	1,128	47	587

Cost of shares redeemed:
Class A	(2,143,432)	(23,530,676)	(1,089,087)	(12,724,136)	(1,067,994)	(12,901,939)
Class B	(8,090)	(92,948)	(108,220)	(1,295,494)	(95,177)	(1,166,655)
Class B - to Class A(a)	(35,082)	(408,147)	—	—	—	—
Class C	(1,146,348)	(12,646,191)	(829,151)	(9,816,943)	(940,056)	(11,488,956)
Class D	(1,893)	(21,601)	(21,121)	(246,602)	(32,083)	(386,436)
Class D - to Class A(a)	(210,299)	(2,336,712)	—	—	—	—
Class R	—	—	—	—	—	—
Class P	(150,267)	(1,620,232)	(65,242)	(763,867)	(80,551)	(982,880)
Institutional Class	(2,904,873)	(31,264,603)	(1,189,573)	(13,790,520)	(1,163,787)	(13,963,585)
Class R6	(2,888,653)	(31,453,575)	(3,027)#	(32,709)#	—	—
Administrative Class	—	—	(669)	(8,318)	(432)	(5,198)
Net increase (decrease) resulting from Fund share transactions	15,921,695	$164,604,699	11,219,269	$122,384,253	(744,191)	$(9,244,402)

#	For the period September 8, 2015 (commencement of share class) through September 30, 2015. “Shares sold” includes shares sold to AFI.
##	For the period February 1, 2016 (commencement of share class) through September 30, 2016. “Shares sold” include shares sold to AFI.
†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.
(a)	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 12(d).

372	September 30, 2016 |	Annual Report

AllianzGI Global Dynamic Allocation						AllianzGI Global Megatrends
Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 9/30/2016		Period from 2/2/2015†† through 9/30/2015†
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

431,782	$7,682,907	34,651	$642,318	13,404	$292,209	2,568	$37,390	—	$—
4,509	82,248	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
17,805	312,339	4,502	83,761	4,738	101,602	—	—	—	—
137	2,515	3,454	64,818	4,698	104,018	—	—	—	—
1,857	33,210	2,683	51,113	6,213	141,517	—	—	—	—
9,044	160,000	693	12,676	237	5,393	—	—	1,612	25,000
2,337,409	42,401,794	119,615	2,270,977	10,994	247,967	1,666	25,336	190	3,000
492,480 ##	8,793,289 ##	—	—	—	—	—	—	—	—
—	—	58	1,102	252	5,517	—	—	—	—

4,276	76,662	7,190	134,828	8,921	191,140	152	2,188	—	—
—	—	—	—	—	—	—	—	—	—
1,007	17,877	9,196	170,038	8,945	189,428	—	—	—	—
—	—	870	16,245	2,579	54,881	—	—	—	—
200	3,573	1,048	19,537	774	16,508	—	—	—	—
79	1,410	308	5,765	279	5,969	78	1,123	—	—
35,654	639,633	24,181	453,433	21,933	470,228	15,496	223,251	—	—
— ##	— ##	—	—	—	—	—	—	—	—
25	448	185	3,455	131	2,792	—	—	—	—

(230,495)	(4,118,087)	(15,729)	(291,968)	(29,245)	(638,957)	(715)	(10,433)	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
(29,495)	(521,173)	(8,536)	(161,093)	(11,062)	(244,700)	—	—	—	—
—	—	(6,228)	(119,890)	(17,776)	(391,639)	—	—	—	—
(4,531)	(82,248)	—	—	—	—	—	—	—	—
(1,887)	(33,964)	(1,858)	(34,909)	(4,815)	(110,410)	—	—	—	—
(1,930)	(34,679)	—	—	(237)	(5,266)	(1,319)	(16,774)	(319)	(4,581)
(581,264)	(10,495,075)	(36,744)	(700,616)	(11,524)	(264,374)	(190)	(2,820)	—	—
(1,354)##	(24,989)##	—	—	—	—	—	—	—	—
—	—	(351)	(6,674)	—	—	—	—	—	—

2,485,308	$44,897,690	139,188	$2,614,916	9,439	$173,823	17,736	$259,261	1,483	$23,419

Annual Report	| September 30, 2016	373

Notes to Financial Statements (cont’d)

September 30, 2016

	AllianzGI Best Styles Emerging Markets Equity
	Year ended 9/30/2016				Period from 12/9/2014†† through 9/30/2015†
	Shares		Amount		Shares		Amount
Shares sold:
Class A	765	#	$10,000	#	—		$—
Class C	943	#	12,433	#	—		—
Class P	441		6,168		—		—
Institutional Class	—		—		—		—
Class R6	636,490		8,313,099		39,500		580,298

Issued in reinvestment of dividends and distributions:
Class A	—		—		—		—
Class P	32		402		—	*	2
Institutional Class	25		306		—	*	3
Class R6	24,745		306,433		112		1,617

Cost of shares redeemed:
Class A	—		—		—		—
Class P	(450)		(5,473)		—		—
Institutional Class	—		—		—		—
Class R6	(171,139)		(2,296,819)		(1,359)		(20,758)
Net increase resulting from Fund share transactions	491,852		$6,346,549		38,253		$561,162

#	For the period April 26, 2016 (commencement of share class) through September 30, 2016. “Shares sold” includes shares sold to AFI.
##	For the period December 22, 2014 (commencement of share class) through September 30, 2015. “Shares sold” includes shares sold to AFI.
*	Actual amount rounds to less than one share.
†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

374	September 30, 2016 |	Annual Report

AllianzGI Best Styles Global Equity								AllianzGI Best Styles International Equity
Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†				Period from 12/2/2013†† through 11/30/2014		Year ended 9/30/2016				Period from 12/9/2014†† through 9/30/2015†
Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares		Amount

590,836	$8,845,877	2,236,215		$33,595,570		—	$—	855	#	$12,114	#	—		$—
654 #	10,000 #	—		—		—	—	1,087	#	15,170	#	—		—
196,154	3,023,093	297,463	##	4,866,887	##	—	—	—		—		—		—
157,585	2,405,197	25,402		402,955		—	—	1,840		25,000		—		—
22,997,671	332,409,374	16,607,294		252,142,372		2,418,239	36,454,373	3,197,325		44,319,815		4,696,379		69,498,928

749	11,238	38		610		—	—	—		—		—		—
1,118	16,931	69	##	1,116	##	—	—	12		169		1		7
400	6,010	37		578		—	—	12		177		–	*	7
176,375	2,666,787	105,898		1,662,454		—	—	105,129		1,495,177		268		3,930

(488,344)	(7,333,979)	(18,416)		(270,058)		—	—	—		—		—		—
(293,820)	(4,509,247)	(20,374	)##	(325,958	)##	—	—	—		—		—		—
(30,593)	(469,715)	(1,040)		(15,000)		—	—	—		—		—		—
(4,710,562)	(72,498,138)	(1,704,169)		(26,738,507)		(736,256)	(11,914,060)	(2,354,642)		(33,229,337)		(972,584)		(15,102,473)
18,598,223	$264,583,428	17,528,417		$265,323,019		1,681,983	$24,540,313	951,618		$12,638,285		3,724,064		$54,400,399

Annual Report	| September 30, 2016	375

Notes to Financial Statements (cont’d)

September 30, 2016

	AllianzGI Best Styles U.S. Equity
	Year ended 9/30/2016		Period from 12/1/2014†† through 9/30/2015†
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,999 #	$45,904 #	—	$—
Class A - from Class D(a)	—	—	—	—
Class C	671 #	10,000 #	—	—
Class D	—	—	—	—
Class R	—	—	—	—
Class P	3,576	53,488	1,104	16,784
Institutional Class	14,029	208,087	123,958	1,842,492
Class R6	3,311,737	48,682,294	7,409,955	111,292,201
Administrative Class	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class D(a)	—	—	—	—
Class R	—	—	—	—
Class P	32	479	1	14
Institutional Class	2,572	37,909	1	15
Class R6	96,799	1,430,612	309	4,632
Administrative Class	—	—	—	—

Cost of shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class D - to Class A(a)	—	—	—	—
Class R	—	—	—	—
Class P	(1,860)	(27,344)	—	—
Institutional Class	(135,691)	(2,027,680)	—	—
Class R6	(2,999,293)	(44,945,170)	(1,525,644)	(23,212,297)
Administrative Class	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	295,571	$3,468,579	6,009,684	$89,943,841

#	For the period April 26, 2016 (commencement of share class) through September 30, 2016. “Shares sold” includes shares sold to AFI.
*	Actual amount rounds to less than one share.
†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

376	September 30, 2016 |	Annual Report

AllianzGI China Equity						AllianzGI Convertible
Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

15,620	$242,441	257,894	$5,393,871	47,977	$836,508	1,531,316	$46,173,012	3,626,484	$125,525,300	9,378,536	$333,949,448
47,859	775,310	—	—	—	—	1,723,800	56,402,720	—	—	—	—
44	601	6,605	137,663	333	5,524	132,991	4,059,015	196,378	6,720,245	783,892	27,624,284
995	16,459	171,878	3,569,094	97,121	1,696,266	16,113	532,542	279,673	9,669,768	1,531,177	54,245,530
—	—	—	—	—	—	13,567	418,156	17,546	600,277	36,759	1,298,733
767	13,060	5,313	115,097	118,589	2,120,128	1,254,856	37,431,109	858,668	29,451,200	2,654,621	94,076,352
979	15,452	24,387	461,464	4,105	65,077	3,359,105	99,691,590	2,978,224	101,761,273	16,075,929	572,163,253
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	2,101	61,187	2,435	84,297	29,719	1,046,515

3,219	48,828	1,992	34,891	72	1,192	1,225,232	36,986,370	1,081,811	36,459,875	480,991	16,815,149
83	1,290	116	2,137	— *	2	176,853	5,351,091	175,845	5,912,739	83,150	2,880,924
—	—	1,472	26,487	96	1,635	—	—	177,909	5,987,160	144,620	5,010,224
—	—	—	—	—	—	4,002	120,497	2,831	95,130	866	30,474
7	111	34	635	3	45	376,019	11,321,169	392,319	13,196,296	206,303	7,175,753
6,864	104,748	11,528	194,198	1,934	31,446	2,413,864	72,498,394	2,113,040	71,027,752	1,272,195	44,097,511
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	6,206	187,354	8,456	284,529	12,056	413,373

(43,247)	(643,348)	(224,080)	(4,156,046)	(34,924)	(587,180)	(10,581,513)	(323,954,096)	(3,477,495)	(119,395,110)	(5,777,035)	(206,419,460)
(4,467)	(72,382)	(1,124)	(18,909)	(1,878)	(29,652)	(1,294,526)	(38,777,874)	(705,403)	(24,249,719)	(645,134)	(23,108,475)
(3,009)	(49,775)	(140,813)	(2,649,126)	(93,591)	(1,640,283)	(186,106)	(6,206,021)	(735,602)	(25,167,460)	(2,993,607)	(106,473,571)
(47,170)	(775,310)	—	—	—	—	(1,723,742)	(56,402,720)	—	—	—	—
—	—	—	—	—	—	(30,225)	(917,177)	(10,248)	(350,965)	(9,438)	(340,913)
(952)	(15,996)	(6,539)	(122,327)	(117,198)	(2,030,207)	(3,768,674)	(112,023,904)	(2,396,779)	(81,213,495)	(3,911,003)	(139,870,968)
(79,809)	(1,110,960)	(78,076)	(1,270,459)	(4,222)	(71,492)	(14,942,295)	(441,849,138)	(9,389,385)	(322,160,501)	(13,963,182)	(496,357,887)
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	(24,360)	(694,970)	(52,262)	(1,769,916)	(309,931)	(11,049,724)
(102,217)	$(1,449,471)	30,587	$1,718,670	18,417	$399,009	(20,315,416)	$(609,591,694)	(4,855,555)	$(167,531,325)	5,081,484	$177,206,525

Annual Report	| September 30, 2016	377

Notes to Financial Statements (cont’d)

September 30, 2016

	AllianzGI Emerging Markets Consumer
	Year ended 9/30/2016		Period from 12/1/2014†† through 9/30/2015†
	Shares	Amount	Shares	Amount
Shares sold:
Class A	555	$7,500	2,339	$36,200
Class C	—	—	—	—
Institutional Class	2,369,591	28,261,247	1,346,070	19,039,784

Issued in reinvestment of dividends and distributions:
Class A	15	183	—	—
Class C	—	—	—	—
Class P	—	—	—	—
Institutional Class	7,182	87,687	—	—

Cost of shares redeemed:
Class A	(11)	(138)	—	—
Class C	—	—	—	—
Institutional Class	(383,339)	(4,904,226)	(276,639)	(3,771,216)
Net increase resulting from Fund share transactions	1,993,993	$23,452,253	1,071,770	$15,304,768

*	Actual amount rounds to less than one share.
†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

378	September 30, 2016 |	Annual Report

AllianzGI Emerging Markets Debt						AllianzGI Emerging Markets Small-Cap
Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Period from 9/15/2014†† through 11/30/2014		Year ended 9/30/2016		Period from 12/1/2014†† through 9/30/2015†
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

12,399	$169,373	—	$—	—	$—	120,388	$1,632,190	45,335	$702,466
7,195	101,259	—	—	—	—	—	—	—	—
1,573,379	21,942,131	31,388	456,358	201	3,000	403,606	6,021,183	366,947	5,771,342

300	4,293	25	361	—	—	709	9,645	— *	1
144	2,090	20	284	—	—	—	—	—	—
33	464	26	376	—	—	—	—	—	—
128,316	1,801,169	82,465	1,171,645	—	—	5,781	79,256	53	768

(1,658)	(23,500)	—	—	—	—	(160,903)	(2,212,661)	(1,775)	(25,793)
(741)	(10,677)	—	—	—	—	—	—	—	—
(903,760)	(12,897,680)	(515)	(7,372)	—	—	(98,677)	(1,363,425)	(4,278)	(70,502)
815,607	$11,088,922	113,409	$1,621,652	201	$3,000	270,904	$4,166,188	406,282	$6,378,282

Annual Report	| September 30, 2016	379

Notes to Financial Statements (cont’d)

September 30, 2016

	AllianzGI Europe Equity Dividend
	Year ended 9/30/2016		Period from 2/2/2015†† through 9/30/2015†
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,798	$39,026	484	$7,083
Class A - from Class D(a)	—	—	—	—
Class C	222	3,000	10,194	153,413
Class D	—	—	—	—
Class P	—	—	962	15,000
Institutional Class	228,261	3,295,168	14,173	210,543

Issued in reinvestment of dividends and distributions:
Class A	79	1,113	—	—
Class C	23	316	—	—
Class D(a)	—	—	—	—
Class P	20	278	—	—
Institutional Class	9,243	130,128	—	—

Cost of shares redeemed:
Class A	(69)	(978)	(484)	(6,537)
Class C	—	—	(10,079)	(148,969)
Class D	—	—	—	—
Class D - to Class A(a)	—	—	—	—
Class P	(963)	(12,643)	—	—
Institutional Class	(14,379)	(206,342)	—	—
Net increase (decrease) resulting from Fund share transactions	225,235	$3,249,066	15,250	$230,533

*	Actual amount rounds to less than one share.
†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

380	September 30, 2016 |	Annual Report

AllianzGI Global Fundamental Strategy						AllianzGI Global Sustainability
Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 9/30/2016		Period from 12/9/2014†† through 9/30/2015†
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

6,389	$90,929	8,480	$129,240	343	$5,500	3,462	$53,040	3,760	$58,034
2,778	41,695	—	—	—	—	—	—	—	—
197	2,986	—	—	—	—	—	—	—	—
66	1,000	107	1,659	132,894	2,108,226	—	—	—	—
—	—	—	—	—	—	—	—	—	—
16,865	254,369	11,881	181,058	32,885	514,733	1,190,317	17,336,136	—	—

564	8,097	38	573	8	121	59	863	—	—
25	360	18	267	5	82	—	—	—	—
—	—	— *	1	8	123	—	—	—	—
32	460	24	363	8	127	6	86	—	—
59,967	867,547	50,430	766,540	17,551	266,990	1,960	28,973	—	—

(10,472)	(149,122)	(1)	(12)	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
(98)	(1,549)	(805)	(12,813)	(130,158)	(2,102,958)	—	—	—	—
(2,680)	(41,695)	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
(352,839)	(5,211,458)	(138,007)	(2,065,788)	(4,577)	(72,550)	(97,483)	(1,550,321)	—	—
(279,206)	$(4,136,381)	(67,835)	$(998,912)	48,967	$720,394	1,098,321	$15,868,777	3,760	$58,034

Annual Report	| September 30, 2016	381

Notes to Financial Statements (cont’d)

September 30, 2016

	AllianzGI Global Water
	Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,071,358	$94,298,974	2,322,401	$29,625,554	5,054,690	$65,144,593
Class A - from Class D(a)	2,269,510	28,595,829	—	—	—	—
Class C	1,628,793	21,007,338	940,340	11,649,674	2,639,550	33,090,769
Class D	83,423	1,054,329	1,376,165	17,504,567	1,045,385	13,370,723
Class R	—	—	—	—	—	—
Class P	4,092,255	54,699,054	2,139,815	27,388,730	4,361,682	56,618,924
Institutional Class	2,903,048	38,633,145	1,456,590	18,341,034	1,221,512	15,284,070
Administrative Class	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	40,036	510,450	18,859	239,882	16,616	206,530
Class C	6,307	78,080	3	35	2	24
Class D(a)	—	—	4,513	57,175	2,130	26,435
Class R	—	—	—	—	—	—
Class P	19,294	246,508	22,371	285,226	3,092	38,644
Institutional Class	21,478	270,231	10,993	138,288	14,188	174,654
Administrative Class	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(3,651,200)	(48,308,147)	(2,512,747)	(31,894,824)	(3,715,316)	(47,547,688)
Class C	(1,027,517)	(13,128,907)	(1,179,895)	(14,579,076)	(659,979)	(8,184,199)
Class D	(485,542)	(6,153,974)	(521,589)	(6,550,005)	(649,666)	(8,288,640)
Class D - to Class A(a)	(2,278,824)	(28,595,829)	—	—	—	—
Class R	—	—	—	—	—	—
Class P	(2,351,589)	(30,973,331)	(1,917,597)	(24,437,674)	(1,132,432)	(14,452,539)
Institutional Class	(664,076)	(8,848,755)	(823,038)	(10,354,914)	(524,519)	(6,774,923)
Administrative Class	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	7,676,754	$103,384,995	1,337,184	$17,413,672	7,676,935	$98,707,377

†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

382	September 30, 2016 |	Annual Report

AllianzGI High Yield Bond						AllianzGI International Growth
Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 9/30/2016		Period from 2/2/2015†† through 9/30/2015†
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

2,281,772	$19,944,590	1,364,492	$13,110,367	6,399,597	$65,986,882	12,975	$207,712	390	$6,035
3,657,229	32,732,201	—	—	—	—	—	—	—	—
376,422	3,298,793	291,672	2,801,104	364,999	3,734,373	—	—	—	—
372,481	3,279,750	2,091,969	19,355,524	5,266,270	52,650,764	—	—	—	—
127,364	1,089,885	142,994	1,296,335	85,466	850,770	—	—	—	—
2,865,115	23,937,130	6,470,732	60,593,764	4,704,306	46,908,733	—	—	—	—
22,252,597	188,374,957	12,030,221	112,440,931	8,139,958	81,218,091	1,516,963	24,722,438	5,290	82,898
66,265	556,179	710,182	6,640,460	975,031	9,674,170	—	—	—	—

387,305	3,360,077	186,524	1,783,663	478,710	4,882,230	26	382	—	—
84,432	732,669	81,675	779,989	132,332	1,350,402	—	—	—	—
20,317	178,994	204,690	1,897,122	559,184	5,567,301	—	—	—	—
3,151	26,451	5,502	51,180	14,407	142,605	—	—	—	—
425,356	3,573,754	402,343	3,720,623	164,872	1,616,090	—	—	—	—
1,605,049	13,534,361	1,055,611	9,780,635	1,231,774	12,214,737	1,403	20,891	—	—
15,401	127,620	167,390	1,558,600	267,511	2,642,365	—	—	—	—

(3,807,268)	(33,113,333)	(5,467,195)	(53,019,512)	(6,267,650)	(64,238,196)	(10,633)	(169,556)	(325)	(4,669)
(843,397)	(7,311,901)	(731,894)	(7,022,542)	(792,200)	(8,123,429)	—	—	—	—
(404,947)	(3,540,018)	(2,380,785)	(21,961,088)	(12,671,964)	(125,729,678)	—	—	—	—
(3,775,079)	(32,732,201)	—	—	—	—	—	—	—	—
(112,298)	(961,068)	(313,976)	(2,925,498)	(87,196)	(864,515)	—	—	—	—
(4,121,876)	(34,550,596)	(4,498,298)	(41,676,496)	(7,622,734)	(75,348,847)	—	—	—	—
(18,164,061)	(155,833,055)	(10,180,309)	(94,126,329)	(6,073,414)	(60,369,062)	—	—	(2,133)	(34,901)
(85,267)	(706,163)	(4,283,752)	(39,183,493)	(859,602)	(8,497,846)	—	—	—	—
3,226,063	$25,999,076	(2,650,212)	$(24,104,661)	(5,590,343)	$(53,732,060)	1,520,734	$24,781,867	3,222	$49,363

Annual Report	| September 30, 2016	383

Notes to Financial Statements (cont’d)

September 30, 2016

	AllianzGI International Small-Cap
	Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	267,496	$9,215,892	294,704	$10,611,852	73,277	$2,791,007
Class A - from Class D(a)	138,078	4,962,527	—	—	—	—
Class C	44,139	1,501,000	53,052	1,891,253	16,672	631,732
Class D	71,682	2,606,512	102,914	3,717,360	37,572	1,458,900
Class R	2,387	77,945	1,045	37,418	1,648	65,427
Class P	387,606	13,200,964	394,147	14,128,753	62,438	2,371,208
Institutional Class	659,430	23,268,284	803,673	29,188,478	617,404	24,247,569
Class R6	473,415 ##	16,678,173 ##	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	20,279	712,490	3,808	123,274	3,662	139,022
Class C	4,213	145,323	3,106	98,211	1,882	70,221
Class D(a)	—	—	4,643	150,882	1,781	67,541
Class R	153	5,296	238	7,520	126	4,691
Class P	47,306	1,662,355	89,071	2,839,828	84,995	3,203,373
Institutional Class	83,072	3,021,616	173,226	5,694,757	167,967	6,493,882
Administrative Class#	—	—	—	—	32	1,233

Cost of shares redeemed:
Class A	(376,839)	(12,357,095)	(104,210)	(3,689,058)	(37,081)	(1,424,052)
Class C	(36,241)	(1,188,517)	(4,706)	(158,635)	(3,235)	(121,551)
Class D	(2,884)	(105,933)	(80,179)	(2,891,446)	(7,002)	(270,483)
Class D - to Class A(a)	(136,357)	(4,962,527)	—	—	—	—
Class R	(1,674)	(54,708)	(413)	(14,807)	(338)	(12,555)
Class P	(330,306)	(10,956,731)	(210,681)	(7,361,542)	(165,391)	(6,340,580)
Institutional Class	(1,590,889)	(54,430,536)	(839,772)	(30,058,632)	(939,731)	(36,977,150)
Class R6	(41,169)##	(1,428,235)##	—	—	—	—
Administrative Class#	—	—	—	—	(395)	(15,734)
Net increase (decrease) resulting from Fund share transactions	(317,103)	$(8,425,905)	683,666	$24,315,466	(83,717)	$(3,616,299)

##	For the period February 1, 2016 (commencement of share class) through September 30, 2016. “Shares sold” include shares sold to AFI.
#	The Administrative Class of AllianzGI International Small-Cap liquidated on May 21, 2014
†	Fiscal year end changed from November 30th to September 30th.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

384	September 30, 2016 |	Annual Report

AllianzGI Micro Cap						AllianzGI Multi-Asset Real Return
Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

99,578	$1,387,174	889,909	$13,908,457	399,661	$6,160,930	5,475	$72,789	1,162	$16,784	8,570	$136,109
—	—	—	—	—	—	1,661	21,309	—	—	—	—
—	—	—	—	—	—	98	1,236	920	13,255	2,305	36,791
—	—	—	—	—	—	—	—	371	5,115	2,801	45,392
—	—	—	—	—	—	—	—	—	—	—	—
85,267	1,180,306	220,941	3,380,877	114,922	1,727,101	—	—	—	—	—	—
432,837	5,701,656	736,716	11,168,951	523,355	8,114,834	22,925	286,832	18,283	260,466	63,174	1,009,479
—	—	—	—	—	—	—	—	—	—	—	—

49,331	693,095	29,336	397,207	6,704	96,626	238	2,941	119	1,726	67	1,027
—	—	—	—	—	—	65	800	49	703	101	1,522
—	—	—	—	—	—	—	—	16	237	16	247
—	—	—	—	—	—	—	—	—	—	—	—
9,445	133,274	9,656	131,124	8,303	121,008	16	201	8	113	13	206
133,528	1,892,095	203,545	2,776,351	168,032	2,457,259	5,187	64,521	5,207	75,299	7,729	117,589
—	—	—	—	—	—	—	—	—	—	—	—

(1,012,593)	(13,621,553)	(140,336)	(2,035,487)	(157,911)	(2,360,756)	(4,579)	(59,248)	(533)	(7,902)	(1,962)	(30,566)
—	—	—	—	—	—	(307)	(3,992)	(2,607)	(37,361)	—	—
—	—	—	—	—	—	(1)	(10)	(270)	(3,673)	(1,948)	(31,022)
—	—	—	—	—	—	(1,652)	(21,309)	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(168,787)	(2,165,757)	(173,306)	(2,598,365)	(155,672)	(2,371,249)	—	—	—	—	—	—
(947,470)	(12,973,878)	(725,752)	(10,822,370)	(1,038,064)	(16,274,113)	(112,650)	(1,438,144)	(94,360)	(1,395,803)	(3,081)	(47,323)
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(1,318,864)	$(17,773,588)	1,050,709	$16,306,745	(130,670)	$(2,328,360)	(83,524)	$(1,072,074)	(71,635)	$(1,071,041)	77,785	$1,239,451

Annual Report	| September 30, 2016	385

Notes to Financial Statements (cont’d)

September 30, 2016

	AllianzGI NFJ Emerging Markets Value
	Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	70,367	$960,640	10,302	$137,621	6,386	$104,381
Class A - from Class D(a)	80,849	1,044,575	—	—	—	—
Class C	1,534	18,353	5,808	83,874	4,960	77,501
Class D	125	1,670	26,049	399,799	32,709	498,303
Class P	8,761	112,860	—	—	—	—
Institutional Class	78,666	997,928	120,083	1,721,611	145,860	2,193,154
Class R6	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	3,379	44,592	567	7,876	82	1,302
Class C	184	2,414	283	3,931	40	619
Class D(a)	—	—	5,496	78,302	1,798	27,988
Class P	235	3,152	43	600	16	251
Institutional Class	17,658	231,048	31,682	450,246	11,041	171,834
Class R6	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(21,768)	(273,152)	(1,257)	(16,980)	(555)	(8,452)
Class C	(2,250)	(29,339)	(2,416)	(36,098)	(1,911)	(30,191)
Class D	(87)	(1,178)	(47,433)	(680,133)	(8,879)	(138,625)
Class D - to Class A(a)	(80,065)	(1,044,575)	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	(192,165)	(2,423,167)	(122,094)	(1,750,063)	(68,819)	(1,079,616)
Class R6	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(34,577)	$(354,179)	27,113	$400,586	122,728	$1,818,449

#	For the period September 8, 2015 (commencement of share class) through September 30, 2015. “Shares sold” includes shares sold to AFI.
†	Fiscal year end changed from November 30th to September 30th.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

386	September 30, 2016 |	Annual Report

AllianzGI NFJ Global Dividend Value						AllianzGI NFJ International Small-Cap Value
Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

21,877	$352,453	176,545	$3,443,121	162,083	$3,477,503	323,062	$5,481,731	48,389	$980,748	48,712	$1,066,486
38,580	658,941	—	—	—	—	137,320	2,570,636	—	—	—	—
120,462	1,829,101	91,116	1,797,126	39,372	842,560	3,472	62,883	8,945	176,923	40,730	871,407
66	1,186	29,892	614,955	153,952	3,252,570	1,450	27,614	88,074	1,824,331	29,335	652,498
9,100	146,029	18,335	374,165	33,279	725,436	5,325	95,506	728	15,000	1,118	23,872
48,137	734,121	189,769	3,716,028	694,994	14,914,749	36,987	687,315	390,816	7,834,824	410,371	9,023,170
—	—	—	—	—	—	90,957	1,548,113	525 #	10,000 #	—	—

45,349	691,487	28,864	557,285	17,710	379,306	13,961	250,034	15,935	305,720	3,742	76,805
47,926	716,397	29,039	553,459	17,882	378,057	3,637	64,423	7,743	146,706	1,339	27,556
—	—	15,135	299,716	2,747	59,528	—	—	8,785	169,221	1,400	28,792
9,108	139,440	8,421	164,345	5,717	123,263	215	3,869	234	4,559	22	458
81,154	1,229,794	158,570	3,085,698	188,251	4,014,390	15,338	281,360	68,771	1,335,376	22,916	475,973
—	—	—	—	—	—	38	684	—	—	—	—

(133,152)	(2,057,548)	(478,784)	(8,423,422)	(103,941)	(2,256,133)	(158,749)	(2,684,645)	(101,282)	(2,026,722)	(32,328)	(702,239)
(125,068)	(1,929,998)	(78,666)	(1,474,450)	(54,948)	(1,154,599)	(25,091)	(443,892)	(10,354)	(204,250)	(3,342)	(68,903)
(7,946)	(141,496)	(179,350)	(3,533,555)	(10,177)	(219,368)	(4,072)	(77,582)	(21,753)	(424,270)	(11,231)	(243,022)
(38,075)	(658,941)	—	—	—	—	(137,204)	(2,570,636)	—	—	—	—
(35,015)	(541,071)	(44,018)	(854,359)	(30,781)	(649,884)	(4,338)	(78,346)	(209)	(4,000)	—	—
(515,464)	(7,936,660)	(1,721,731)	(33,650,247)	(1,200,205)	(25,678,653)	(320,861)	(5,863,507)	(737,410)	(14,565,723)	(343,755)	(7,612,375)
—	—	—	—	—	—	(673)	(12,152)	—	—	—	—
(432,961)	$(6,766,765)	(1,756,863)	$(33,330,135)	(84,065)	$(1,791,275)	(19,226)	$(656,592)	(232,063)	$(4,421,557)	169,029	$3,620,478

Annual Report	| September 30, 2016	387

Notes to Financial Statements (cont’d)

September 30, 2016

	AllianzGI NFJ International Value II
	Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,407	$162,517	9,399	$162,566	8,104	$151,790
Class A - from Class D(a)	950	15,297	—	—	—	—
Class C	9,587	152,730	6,531	113,285	1,926	37,144
Class D	61	1,000	134	2,500	26	500
Class P	2,527	38,002	31,184	544,275	5,818	111,255
Institutional Class	22,602	362,204	493,769	8,948,089	2,121,556	39,404,304

Issued in reinvestment of dividends and distributions:
Class A	560	8,556	242	4,275	305	5,554
Class C	250	3,758	100	1,782	161	2,894
Class D(a)	—	—	17	309	47	858
Class P	484	7,572	560	9,985	83	1,546
Institutional Class	85,390	1,312,530	59,148	1,050,891	47,479	890,282

Cost of shares redeemed:
Class A	(11,384)	(177,578)	(2,491)	(41,847)	(3,021)	(54,207)
Class C	(1,909)	(29,974)	(3,483)	(55,526)	(110)	(2,017)
Class D	—	—	(26)	(488)	—	—
Class D - to Class A(a)	(948)	(15,297)	—	—	—	—
Class P	(30,111)	(474,954)	(1,462)	(24,607)	(25)	(473)
Institutional Class	(41,146)	(628,960)	(243)	(4,125)	(223,854)	(4,349,794)
Net increase resulting from Fund share transactions	47,320	$737,403	593,379	$10,711,364	1,958,495	$36,199,636

†	Fiscal year end changed from November 30th to September 30th.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

388	September 30, 2016 |	Annual Report

AllianzGI Short Duration High Income						AllianzGI Structured Return
Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

8,066,034	$120,397,029	4,630,069	$71,665,144	8,802,328	$139,766,217	5,732,665	$88,838,356	481,358	$7,459,234	189,741	$2,890,355
2,008,883	30,093,068	—	—	—	—	1,001,795	15,547,861	—	—	—	—
4,211,094	62,647,448	2,319,008	35,779,338	2,765,867	43,795,323	676,801	10,233,815	244,592	3,734,705	5,533	85,059
80,405	1,217,635	976,036	15,148,793	1,731,511	27,518,112	395,471	6,153,143	342,842	5,294,130	349,214	5,418,511
27,278,086	407,955,965	16,031,201	248,487,097	14,537,631	230,330,859	1,539,925	23,913,890	30,931	483,773	—	—
17,985,668	264,057,898	22,906,737	355,964,051	7,422,378	117,961,273	9,286,641	144,916,883	3,197,234	49,643,644	505,005	7,704,923

620,166	9,163,611	344,099	5,314,868	452,185	7,148,746	29,569	459,565	6,622	98,943	2,455	37,417
322,695	4,762,336	183,201	2,823,846	176,297	2,778,106	5,283	80,188	373	5,474	365	5,488
7,747	117,286	79,539	1,228,503	92,995	1,467,256	—	—	17,897	267,594	4,562	69,417
1,143,214	16,950,662	517,533	7,984,308	354,585	5,582,863	3,446	53,656	96	1,436	184	2,794
1,402,275	20,675,637	824,892	12,746,201	665,136	10,513,478	56,251	879,101	41,937	629,718	26,958	410,919

(6,873,111)	(101,390,782)	(4,463,392)	(68,933,554)	(9,381,755)	(148,623,880)	(1,170,515)	(18,210,906)	(132,954)	(2,044,298)	(61,661)	(949,899)
(2,546,839)	(37,467,504)	(1,571,633)	(24,251,623)	(1,177,178)	(18,572,287)	(114,860)	(1,728,222)	(2,355)	(35,135)	(1,683)	(25,011)
(40,050)	(606,496)	(1,393,612)	(21,482,103)	(713,830)	(11,264,468)	(6,595)	(102,772)	(108,002)	(1,658,005)	(76,704)	(1,180,937)
(2,008,266)	(30,093,068)	—	—	—	—	(1,007,802)	(15,547,861)	—	—	—	—
(14,043,307)	(207,454,211)	(10,505,661)	(161,982,438)	(6,601,562)	(104,185,257)	(273,609)	(4,251,365)	(1,033)	(16,132)	(1,646)	(25,650)
(21,427,623)	(316,699,047)	(8,587,399)	(132,375,902)	(4,901,969)	(77,529,321)	(3,723,857)	(58,239,731)	(661,822)	(10,156,263)	(70,361)	(1,089,070)
16,187,071	$244,327,467	22,290,618	$348,116,529	14,224,619	$226,687,020	12,430,609	$192,995,601	3,457,716	$53,708,818	871,962	$13,354,316

Annual Report	| September 30, 2016	389

Notes to Financial Statements (cont’d)

September 30, 2016

	AllianzGI U.S. Equity Hedged
	Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,481	$104,102	15,510	$257,697	5,702	$98,134
Class A - from Class D(a)	18,094	290,224	—	—	—	—
Class C	10,872	158,411	7,084	119,500	2,695	46,001
Class D	8	125	4,960	84,105	56,879	1,009,584
Class R	—	—	—	—	—	—
Class P	—	—	1,743	29,761	—	—
Institutional Class	61,029	976,135	99,036	1,693,916	396,021	7,063,457

Issued in reinvestment of dividends and distributions:
Class A	1,016	16,120	4,726	79,881	5,505	93,117
Class C	416	6,391	750	12,413	673	11,251
Class D(a)	—	—	3,680	62,559	958	16,282
Class R	—	—	—	—	—	—
Class P	20	313	43	737	40	685
Institutional Class	8,739	138,687	48,202	820,440	35,110	598,382

Cost of shares redeemed:
Class A	(54,662)	(851,192)	(36,657)	(612,873)	(9,234)	(161,102)
Class C	(12,040)	(180,563)	(20)	(325)	(162)	(2,818)
Class D	(361)	(5,766)	(56,890)	(968,545)	(6,414)	(114,397)
Class D - to Class A(a)	(18,165)	(290,224)	—	—	—	—
Class R	—	—	—	—	—	—
Class P	—	—	(1,743)	(30,161)	—	—
Institutional Class	(595,332)	(9,545,314)	(38,305)	(643,898)	(34,082)	(592,691)
Net increase (decrease) resulting from Fund share transactions	(573,885)	$(9,182,551)	52,119	$905,207	453,691	$8,065,885

†	Fiscal year end changed from November 30th to September 30th.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

390	September 30, 2016 |	Annual Report

AllianzGI U.S. Small-Cap Growth						AllianzGI Ultra Micro Cap
Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Year ended 9/30/2016		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

86,805	$1,142,215	67,090	$1,100,445	116,635	$2,074,433	58,852	$1,217,532	99,743	$2,482,448	1,370,175	$33,698,669
5,639	85,651	—	—	—	—	—	—	—	—	—	—
8,283	99,391	15,135	239,881	13,014	221,431	—	—	—	—	—	—
67	1,003	772	12,604	4,249	75,185	—	—	—	—	—	—
1	—	721	11,338	1,768	31,487	—	—	—	—	—	—
8,593	116,475	12,044	210,311	60,907	1,091,044	46,141	917,330	27,579	690,794	534,674	12,662,933
305,805	3,960,216	835,803	14,107,861	735,980	13,220,216	232,834	4,757,170	503,899	12,722,743	1,150,490	28,475,146

4,435	61,647	3,731	58,237	5,794	99,232	154,216	3,315,653	19,448	451,977	12,155	280,120
3,045	40,382	4,071	61,355	3,724	61,995	—	—	—	—	—	—
—	—	658	10,288	436	7,436	—	—	—	—	—	—
114	1,567	163	2,525	155	2,639	—	—	—	—	—	—
1,251	17,638	1,149	18,156	716	12,307	30,083	651,902	3,789	88,470	517	11,847
129,992	1,844,590	178,643	2,835,068	161,597	2,795,276	142,585	3,095,525	17,561	411,280	10,825	251,234

(54,248)	(714,554)	(49,378)	(823,703)	(195,058)	(3,411,792)	(1,150,186)	(23,134,130)	(537,691)	(13,122,529)	(1,670,308)	(39,729,663)
(14,873)	(197,936)	(13,127)	(200,978)	(10,068)	(173,417)	—	—	—	—	—	—
(1,620)	(25,241)	(936)	(15,160)	(1,565)	(27,694)	—	—	—	—	—	—
(5,631)	(85,651)	—	—	—	—	—	—	—	—	—	—
(207)	(3,083)	(1,011)	(15,913)	(1,645)	(29,492)	—	—	—	—	—	—
(11,588)	(153,758)	(6,940)	(118,804)	(55,190)	(995,922)	(173,412)	(3,468,896)	(134,862)	(3,298,941)	(127,739)	(2,926,317)
(1,237,569)	(17,963,552)	(695,529)	(11,493,933)	(529,922)	(9,622,916)	(1,228,680)	(26,035,151)	(675,519)	(16,774,415)	(1,650,136)	(39,661,168)
(771,706)	$(11,773,000)	353,059	$5,999,578	311,527	$5,431,448	(1,887,567)	$(38,683,065)	(676,053)	$(16,348,173)	(369,347)	$(6,937,199)

Annual Report	| September 30, 2016	391

Notes to Financial Statements (cont’d)

September 30, 2016

10.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At September 30, 2016, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated		Affiliated Approximate Ownership
	Number of Account Holders	Approximate Ownership	AFI	AllianzGI 2020	AllianzGI 2025	AllianzGI 2030	AllianzGI 2035	AllianzGI 2040	AllianzGI 2045	AllianzGI 2050	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation
AllianzGI Retirement 2020	5	79%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2025	4	76%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2030	3	65%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2035	4	74%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2040	4	69%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2045	4	67%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2050	4	73%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2055	6	74%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement Income	6	66%	—	—	—	—	—	—	—	—	—	—
AllianzGI Global Allocation	5	83%	—	—	—	—	—	—	—	—	—	—
AllianzGI Global Dynamic Allocation	3	83%	—	—	—	—	—	—	—	—	—	—
AllianzGI Global Megatrends	—	—	98%	—	—	—	—	—	—	—	—	—
AllianzGI Best Styles Emerging Markets Equity	—	—	40%	6%	7%	5%	6%	8%	6%	6%	—	8%
AllianzGI Best Styles Global Equity	4	54%	—	—	—	—	—	—	—	—	37%	—
AllianzGI Best Styles International Equity	3	39%	—	—	6%	8%	9%	10%	6%	6%	—	—
AllianzGI Best Styles U.S. Equity	2	27%	—	5%	7%	10%	10%	10%	7%	6%	—	—
AllianzGI China Equity	3	32%	55%	—	—	—	—	—	—	—	—	—
AllianzGI Convertible	5	67%	—	—	—	—	—	—	—	—	—	—
AllianzGI Emerging Markets Consumer	5	72%	—	—	—	—	—	—	—	—	—	—
AllianzGI Emerging Markets Debt	—	—	50%	—	—	—	—	—	—	—	48%	—
AllianzGI Emerging Markets Small-Cap	1	11%	23%	—	—	5%	7%	7%	—	—	38%	—
AllianzGI Europe Equity Dividend	1	44%	47%	—	—	—	—	—	—	—	—	—
AllianzGI Global Fundamental Strategy	—	—	95%	—	—	—	—	—	—	—	—	—
AllianzGI Global Sustainability	1	91%	8%	—	—	—	—	—	—	—	—	—
AllianzGI Global Water	8	84%	—	—	—	—	—	—	—	—	—	—
AllianzGI High Yield Bond	4	70%	—	—	—	—	—	—	—	—	—	—
AllianzGI International Growth	—	—	12%	—	—	—	—	—	—	—	87%	—
AllianzGI International Small-Cap	2	58%	—	—	—	—	—	—	—	—	—	—
AllianzGI Micro Cap	4	84%	—	—	—	—	—	—	—	—	—	—
AllianzGI Multi-Asset Real Return	1	16%	78%	—	—	—	—	—	—	—	—	—
AllianzGI NFJ Emerging Markets Value	3	73%	25%	—	—	—	—	—	—	—	—	—
AllianzGI NFJ Global Dividend Value	5	72%	—	—	—	—	—	—	—	—	—	—
AllianzGI NFJ International Small-Cap Value	5	95%	—	—	—	—	—	—	—	—	—	—
AllianzGI NFJ International Value II	1	95%	—	—	—	—	—	—	—	—	—	—
AllianzGI Short Duration High Income	7	72%	—	—	—	—	—	—	—	—	—	—
AllianzGI Structured Return	6	84%	—	—	—	—	—	—	—	—	—	—
AllianzGI U.S. Equity Hedged	2	42%	48%	—		—	—	—	—	—	—	—
AllianzGI U.S. Small-Cap Growth	2	71%	—	—	—	—	—	5%	—	—	—	—
AllianzGI Ultra Micro Cap	5	77%	—	—	—	—	—	—	—	—	—	—

392	September 30, 2016 |	Annual Report

11.	AFFILIATED TRANSACTIONS

The following tables show the transactions in and earnings from affiliates for the year ended September 30, 2016:

AllianzGI Retirement 2020:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$6,833,363	$667,150	$189,544	$6,357,222	—	$1,465	—
AllianzGI Best Styles Emerging Markets Equity	—	930,665	267,333	69,309	741,345	$8,021	8,704	$8,739
AllianzGI Best Styles Global Managed Volatility	—	1,768,913	262,868	34,227	1,546,091	—	5,819	—
AllianzGI Best Styles International Equity	$4,010,554	1,586,800	2,627,716	5,304	3,108,265	50,150	(105,179)	36,433
AllianzGI Best Styles U.S. Equity	9,676,662	982,515	6,310,697	305,273	5,180,561	83,474	(53,109)	20,911
AllianzGI Emerging Markets Consumer	1,157,576	5,445	432,039	(19,595)	849,418	5,445	(33,436)	—
AllianzGI Focused Growth	—	800,107	250,227	(3,301)	541,194	—	(5,385)	37,005
AllianzGI Global Natural Resources	1,331,589	79,146	815,764	91,533	815,462	5,926	(133,168)	—
AllianzGI High Yield Bond	—	4,428,672	2,551,923	74,303	1,862,834	166,444	(88,218)	—
AllianzGI International Managed Volatility	1,005,648	—	1,059,653	—	—	—	3,034	—
AllianzGI International Small-Cap	—	1,689,337	1,146,038	18,183	534,813	—	(26,669)	32,103
AllianzGI Mid-Cap	1,129,561	366,759	1,062,123	59,784	536,861	—	(50,094)	29,844
AllianzGI NFJ Mid-Cap Value	2,668,941	—	2,841,850	—	—	—	149,057	—
AllianzGI Short Duration High Income	7,653,025	1,734,565	4,678,937	31,327	4,777,977	408,084	(187,527)	—
AllianzGI Structured Return	2,555,627	175,620	1,453,362	61,050	1,331,901	12,032	36,740	18,657
AllianzGI U.S. Managed Volatility	666,911	—	700,838	—	—	—	71,543	—
AllianzGI U.S. Small-Cap Growth	1,633,054	—	1,720,853	—	—	—	(138,433)	—
PIMCO 15+ Year U.S. TIPS Index	5,685,583	4,277,037	10,147,358	—	—	3,283	(10,171)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	3,125,812	3,215,990	—	—	5,527	90,178	—
PIMCO Broad U.S. TIPS Index	9,433,494	4,867,974	7,133,004	387,786	7,660,485	69,101	(82,589)	—
PIMCO Capital Securities and Financials	—	2,229,824	1,156,020	4,235	1,059,393	74,147	(18,645)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	1,007,702	—	1,015,309	—	—	1,330	(12,443)	—
PIMCO Income	8,275,546	3,595,924	6,776,504	88,988	5,088,034	443,798	(219,868)	4,810
PIMCO Investment Grade Corporate Bond	—	2,772,824	2,845,062	—	—	33,420	72,238	—
PIMCO Long-Term Credit	3,032,313	2,953,439	6,183,259	—	—	136,594	49,871	107,676
PIMCO Mortgage Opportunities	1,885,317	6,698,655	5,874,979	38,775	2,674,143	123,410	(63,355)	—
PIMCO Senior Floating Rate	—	2,179,421	429,862	7,086	1,758,374	11,045	1,729	—
Totals	$62,809,103	$54,082,817	$73,626,718	$1,443,811	$46,424,373	$1,641,231	$(737,911)	$296,178

AllianzGI Retirement 2025:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$7,013,651	$1,143,847	$164,105	$6,034,341	—	$432	—
AllianzGI Best Styles Emerging Markets Equity	—	1,054,097	322,553	78,272	822,685	$8,811	12,869	$9,601
AllianzGI Best Styles Global Managed Volatility	—	1,957,303	369,439	36,154	1,633,117	—	9,099	—
AllianzGI Best Styles International Equity	$5,435,700	2,570,322	4,095,436	36,082	4,054,948	76,915	(200,651)	55,877
AllianzGI Best Styles U.S. Equity	12,209,452	1,832,219	8,391,286	495,347	6,728,823	91,648	(43,859)	22,958
AllianzGI Emerging Markets Consumer	1,522,918	7,746	566,779	(24,622)	1,123,306	7,746	(40,232)	—
AllianzGI Focused Growth	698,659	854,156	620,559	67,549	953,665	—	(30,147)	80,597

Annual Report	| September 30, 2016	393

Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI Retirement 2025 (cont’d)
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Global Natural Resources	$1,691,539	$121,787	$972,560	$99,476	$1,143,436	$8,684	$(135,544)	—
AllianzGI High Yield Bond	—	5,140,546	3,251,022	149,749	1,929,487	196,486	(109,786)	—
AllianzGI International Managed Volatility	1,022,377	—	1,077,280	—	—	—	2,692	—
AllianzGI International Small-Cap	—	1,556,157	712,619	9,946	831,177	3,258	(22,307)	$34,961
AllianzGI Mid-Cap	1,349,375	515,447	1,148,544	65,822	834,504	—	(52,585)	48,754
AllianzGI NFJ Mid-Cap Value	2,915,407	616,387	3,480,961	21,490	277,719	—	184,412	—
AllianzGI Short Duration High Income	6,765,715	2,679,053	4,548,688	38,920	4,948,403	436,107	(177,080)	—
AllianzGI Structured Return	2,187,802	199,443	1,059,957	63,127	1,379,741	10,919	28,074	16,932
AllianzGI U.S. Managed Volatility	677,914	—	712,400	—	—	—	68,363	—
AllianzGI U.S. Small-Cap Growth	1,659,481	—	1,748,701	—	—	—	(150,471)	—
AllianzGI Ultra Micro Cap	658,244	—	692,934	—	—	—	(46,515)	—
PIMCO 15+ Year U.S. TIPS Index	6,460,525	4,694,609	11,357,934	—	—	3,626	4,945	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	3,354,381	3,451,826	—	—	5,964	97,445	—
PIMCO Broad U.S. TIPS Index	6,165,631	5,692,792	6,743,118	292,713	5,509,531	55,288	(30,368)	—
PIMCO Capital Securities and Financials	—	2,299,935	1,187,022	4,789	1,097,015	81,205	(20,687)	—
PIMCO EqS Long/Short	1,023,892	—	1,020,714	—	—	—	(17,005)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	887,995	—	894,696	—	—	1,172	(10,874)	—
PIMCO Income	7,524,733	3,094,436	5,631,446	34,395	4,994,425	417,601	(181,991)	4,253
PIMCO Investment Grade Corporate Bond	—	2,955,244	3,035,184	—	—	34,203	79,940	—
PIMCO Long-Term Credit	2,740,382	3,274,416	6,217,665	—	—	144,989	71,395	124,972
PIMCO Mortgage Opportunities	—	8,849,910	6,609,503	34,197	2,220,748	110,599	(53,856)	—
PIMCO Senior Floating Rate	—	2,409,217	597,417	7,338	1,821,544	12,209	2,406	—
PIMCO Short-Term	—	603,648	598,827	—	—	3,035	(4,821)	—
Totals	$63,597,741	$63,346,902	$82,260,917	$1,674,849	$48,338,615	$1,710,465	$(766,707)	$398,905

AllianzGI Retirement 2030:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$6,396,194	$686,356	$158,912	$5,866,443	—	$(2,307)	—
AllianzGI Best Styles Emerging Markets Equity	—	750,105	157,190	79,341	679,035	$3,400	6,779	$3,705
AllianzGI Best Styles Global Managed Volatility	—	2,001,586	186,503	41,185	1,860,396	—	4,129	—
AllianzGI Best Styles International Equity	$6,840,762	2,233,016	3,577,112	(22,171)	5,696,209	88,081	(191,531)	63,989
AllianzGI Best Styles U.S. Equity	12,976,083	1,675,501	5,921,532	504,855	9,899,679	138,995	(83,756)	34,819
AllianzGI Emerging Markets Consumer	1,533,123	7,970	438,984	(39,341)	1,265,648	7,970	(32,804)	—
AllianzGI Emerging Markets Small-Cap	690,644	6,413	63,146	(32,841)	690,783	6,413	(9,920)	—
AllianzGI Focused Growth	703,556	912,126	595,270	54,353	1,033,725	—	(24,934)	83,493
AllianzGI Global Natural Resources	1,699,236	134,679	893,236	108,328	1,251,989	8,947	(139,157)	—
AllianzGI High Yield Bond	—	5,261,112	2,843,813	144,618	2,481,757	222,554	(80,160)	—
AllianzGI International Managed Volatility	1,372,438	—	1,446,632	—	—	—	8,344	—
AllianzGI International Small-Cap	347,527	1,578,888	693,267	39,595	1,246,185	3,379	(22,756)	36,217

394	September 30, 2016 |	Annual Report

AllianzGI Retirement 2030 (cont’d)
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Mid-Cap	$2,037,210	$437,686	$1,678,597	$68,216	$939,866	—	$(70,915)	$50,504
AllianzGI NFJ Mid-Cap Value	3,070,382	129,818	2,776,975	203,921	624,621	$14,218	27,394	25,074
AllianzGI Short Duration High Income	6,131,060	2,502,401	3,431,732	56,417	5,260,119	393,450	(173,551)	—
AllianzGI Structured Return	2,065,085	211,644	775,078	70,120	1,552,396	11,311	17,725	17,540
AllianzGI U.S. Managed Volatility	682,418	—	717,133	—	—	—	77,723	—
AllianzGI U.S. Small-Cap Growth	2,335,449	269,160	1,880,801	52,156	726,442	—	(282,752)	71,737
AllianzGI Ultra Micro Cap	1,657,638	—	1,744,997	—	—	—	(121,081)	—
PIMCO 15+ Year U.S. TIPS Index	5,684,244	4,540,657	10,412,821	—	—	3,224	7,245	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	3,775,253	3,884,966	—	—	7,746	109,713	—
PIMCO Broad U.S. TIPS Index	4,139,423	4,632,769	4,123,186	266,602	4,960,887	47,665	(26,425)	—
PIMCO Capital Securities and Financials	—	2,305,841	1,343,210	2,249	926,172	69,984	(38,708)	—
PIMCO EqS Long/Short	1,374,796	50,523	1,421,120	—	—	—	28,766	—
PIMCO Income	5,855,715	5,249,491	6,688,465	102,374	4,369,487	350,833	(207,481)	3,851
PIMCO Investment Grade Corporate Bond	—	2,687,678	2,762,279	—	—	34,090	74,601	—
PIMCO Long-Term Credit	2,760,007	3,386,955	6,359,477	—	—	136,755	61,996	108,733
PIMCO Mortgage Opportunities	—	5,298,073	4,042,822	18,988	1,252,584	69,298	(21,654)	—
PIMCO Senior Floating Rate	—	2,533,436	494,022	8,260	2,049,660	12,839	1,987	—
PIMCO Short-Term	—	626,074	621,033	—	—	3,153	(5,041)	—
Totals	$63,956,796	$59,595,049	$72,661,755	$1,886,137	$54,634,083	$1,634,305	$(1,108,531)	$499,662

AllianzGI Retirement 2035:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$3,848,255	$162,705	$95,997	$3,781,376	—	$(171)	—
AllianzGI Best Styles Emerging Markets Equity	—	823,855	194,432	68,479	705,476	$7,247	7,574	$7,897
AllianzGI Best Styles Global Managed Volatility	—	1,601,719	139,337	33,177	1,498,644	—	3,085	—
AllianzGI Best Styles International Equity	$7,042,377	2,662,120	3,474,288	(59,838)	6,410,706	96,094	(249,267)	69,811
AllianzGI Best Styles U.S. Equity	10,815,676	1,412,334	3,461,925	427,861	9,760,604	136,024	(64,785)	34,074
AllianzGI Emerging Markets Consumer	1,213,973	6,371	289,662	(32,600)	1,060,875	6,371	(22,311)	—
AllianzGI Emerging Markets Small-Cap	820,870	55,088	68,282	(27,166)	881,957	7,690	(10,727)	—
AllianzGI Focused Growth	1,097,856	1,328,634	859,385	92,581	1,608,627	—	(36,611)	114,023
AllianzGI Global Natural Resources	1,615,154	103,494	736,456	66,037	1,276,235	8,933	(123,643)	—
AllianzGI High Yield Bond	—	4,085,496	2,128,408	125,797	2,025,682	171,453	(57,203)	—
AllianzGI International Managed Volatility	1,086,706	—	1,145,457	—	—	—	37,127	—
AllianzGI International Small-Cap	275,160	1,814,486	829,413	40,126	1,271,382	2,635	(25,967)	38,339
AllianzGI Mid-Cap	1,613,644	173,745	1,135,421	52,316	765,915	—	(53,333)	64,984
AllianzGI NFJ International Small-Cap Value	540,145	—	568,773	—	—	—	(34,410)	—
AllianzGI NFJ Mid-Cap Value	2,593,957	95,105	2,346,230	171,836	509,781	11,288	69,005	19,907
AllianzGI Short Duration High Income	4,045,467	744,709	2,761,165	16,388	2,020,714	198,533	(160,548)	—
AllianzGI Structured Return	1,090,413	94,582	349,749	44,272	861,689	7,184	9,830	11,141
AllianzGI U.S. Managed Volatility	540,533	—	568,031	—	—	—	54,677	—
AllianzGI U.S. Small-Cap Growth	2,274,696	373,260	1,629,931	(876)	1,085,242	—	(175,780)	57,349

Annual Report	| September 30, 2016	395

Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI Retirement 2035 (cont’d)
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Ultra Micro Cap	$1,312,871	—	$1,382,061	—	—	—	$(36,726)	—
PIMCO 15+ Year U.S. TIPS Index	2,982,146	$3,777,722	6,900,652	—	—	$2,089	47,303	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	1,516,735	1,557,145	—	—	2,437	40,410	—
PIMCO Broad U.S. TIPS Index	3,277,194	3,638,128	3,352,703	$203,967	$3,796,650	36,030	(26,258)	—
PIMCO Capital Securities and Financials	—	1,451,436	920,515	2,786	504,071	39,442	(29,636)	—
PIMCO EqS Long/Short	1,088,513	62,099	1,147,122	—	—	—	22,381	—
PIMCO Income	3,272,832	3,223,148	4,220,078	65,749	2,292,740	124,013	(98,572)	$853
PIMCO Investment Grade Corporate Bond	—	2,205,426	2,264,773	—	—	26,266	59,347	—
PIMCO Long-Term Credit	1,966,995	2,110,464	4,180,999	—	—	91,918	3,187	79,143
PIMCO Mortgage Opportunities	—	3,492,088	2,480,884	15,510	1,022,424	43,520	(4,290)	—
PIMCO Senior Floating Rate	—	2,009,041	344,133	6,743	1,673,034	10,181	1,383	—
PIMCO Short-Term	—	486,812	482,853	—	—	2,457	(3,959)	—
Totals	$50,567,178	$43,196,352	$52,082,968	$1,409,142	$44,813,824	$1,031,805	$(858,888)	$497,521

AllianzGI Retirement 2040:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$3,238,784	$332,172	$66,456	$2,972,295	—	$(773)	—
AllianzGI Best Styles Emerging Markets Equity	—	1,074,676	172,316	110,557	1,019,548	$5,188	6,631	$5,652
AllianzGI Best Styles Global Managed Volatility	—	1,356,458	138,022	27,653	1,249,144	—	3,056	—
AllianzGI Best Styles International Equity	$7,476,691	2,660,413	3,189,310	(69,532)	7,184,127	99,615	(202,662)	72,368
AllianzGI Best Styles U.S. Equity	10,184,046	1,414,886	2,672,433	467,522	9,907,161	128,993	(33,134)	32,313
AllianzGI Emerging Markets Consumer	1,030,940	5,447	253,813	(19,669)	893,559	5,447	(18,718)	—
AllianzGI Emerging Markets Small-Cap	887,528	37,541	66,780	(35,941)	931,785	8,384	(10,491)	—
AllianzGI Focused Growth	1,243,057	1,354,281	785,862	104,555	1,867,192	—	(35,600)	120,814
AllianzGI Global Natural Resources	1,310,821	83,452	557,656	91,045	1,075,147	7,308	(93,352)	—
AllianzGI High Yield Bond	—	3,482,633	1,628,434	113,775	1,919,505	147,478	(48,469)	—
AllianzGI International Managed Volatility	882,196	67,800	949,592	—	—	32,460	36,549	—
AllianzGI International Small-Cap	446,754	1,372,378	758,991	34,596	1,071,184	3,234	(18,665)	38,628
AllianzGI Mid-Cap	1,747,474	245,434	853,286	62,839	1,290,334	—	(30,278)	64,655
AllianzGI NFJ International Small-Cap Value	438,361	—	461,595	—	—	—	(29,073)	—
AllianzGI NFJ Mid-Cap Value	2,412,554	129,000	1,850,918	245,889	858,827	12,022	(11,530)	21,202
AllianzGI Short Duration High Income	2,846,550	577,095	3,396,641	—	—	48,282	(122,018)	—
AllianzGI U.S. Managed Volatility	526,592	509,085	933,191	—	—	26,914	(31,654)	70,837
AllianzGI U.S. Small-Cap Growth	1,932,531	365,037	1,096,404	(108,845)	1,212,547	—	(35,826)	78,168
AllianzGI Ultra Micro Cap	1,493,650	100,000	1,678,241	—	—	—	(55,015)	—
PIMCO 15+ Year U.S. TIPS Index	1,320,426	3,209,836	4,607,808	—	—	1,028	22,948	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	1,142,289	1,172,475	—	—	1,411	30,186	—
PIMCO Broad U.S. TIPS Index	1,330,168	4,130,051	3,260,353	132,948	2,345,092	24,344	(2,086)	—
PIMCO Capital Securities and Financials	—	759,509	725,222	—	—	16,365	(34,287)	—
PIMCO EqS Long/Short	1,325,481	369,761	1,690,782	—	—	—	27,075	—
PIMCO Income	664,177	1,760,522	2,400,953	—	—	26,406	(18,351)	526
PIMCO Investment Grade Corporate Bond	—	1,737,050	1,778,080	—	—	19,521	41,030	—

396	September 30, 2016 |	Annual Report

AllianzGI Retirement 2040 (cont’d)
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
PIMCO Long-Term Credit	$1,552,264	$1,271,269	$2,892,925	—	—	$61,850	$3,922	$55,586
PIMCO Mortgage Opportunities	—	2,494,366	2,202,415	$4,945	$308,165	28,534	11,269	—
PIMCO Senior Floating Rate	—	1,865,536	165,545	6,884	1,707,537	9,454	662	—
PIMCO Short-Term	—	399,317	396,118	—	—	2,012	(3,199)	—
Totals	$41,052,261	$37,213,906	$43,068,333	$1,235,677	$37,813,149	$716,250	$(651,853)	$560,749

AllianzGI Retirement 2045:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$995,595	$116,166	$6,287	$885,272	—	$(444)	—
AllianzGI Best Styles Emerging Markets Equity	—	788,626	164,754	77,310	708,000	$4,199	6,818	$4,575
AllianzGI Best Styles Global Managed Volatility	—	837,286	93,449	16,871	762,067	—	1,359	—
AllianzGI Best Styles International Equity	$4,404,949	2,304,992	2,259,281	(16,839)	4,623,390	58,380	(133,978)	42,414
AllianzGI Best Styles U.S. Equity	5,863,115	2,037,037	1,685,696	315,075	6,831,671	78,639	(19,257)	19,699
AllianzGI Emerging Markets Consumer	747,959	37,402	233,652	(12,021)	633,703	4,026	(16,927)	—
AllianzGI Emerging Markets Small-Cap	499,734	83,590	62,314	(13,965)	562,619	4,753	(9,789)	—
AllianzGI Focused Growth	740,653	1,169,031	527,065	79,362	1,431,402	—	(22,924)	76,289
AllianzGI Global Natural Resources	730,742	67,149	292,999	37,595	640,347	4,140	(53,244)	—
AllianzGI High Yield Bond	—	2,361,942	1,265,651	79,757	1,143,903	91,553	(32,145)	—
AllianzGI International Managed Volatility	613,511	193,427	799,312	—	—	27,329	24,846	—
AllianzGI International Small-Cap	248,561	1,005,904	494,034	21,147	765,777	2,425	(13,082)	26,398
AllianzGI Mid-Cap	972,222	304,391	361,028	56,316	1,025,277	—	(12,384)	49,087
AllianzGI NFJ International Small-Cap Value	243,920	—	256,848	—	—	—	(15,933)	—
AllianzGI NFJ Mid-Cap Value	1,343,727	469,283	1,023,097	219,178	895,645	11,790	(3,657)	20,792
AllianzGI Short Duration High Income	682,164	730,188	1,413,995	—	—	13,299	(26,304)	—
AllianzGI U.S. Managed Volatility	366,235	210,476	523,602	—	—	15,135	(27,774)	39,835
AllianzGI U.S. Small-Cap Growth	1,241,958	374,758	780,356	(906)	872,394	—	(84,897)	44,292
AllianzGI Ultra Micro Cap	950,201	80,000	1,084,977	—	—	—	(25,947)	—
PIMCO 15+ Year U.S. TIPS Index	734,639	1,081,653	1,864,218	—	—	385	16,627	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	138,633	139,016	—	—	—	383	—
PIMCO Broad U.S. TIPS Index	369,982	1,311,678	1,708,040	—	—	3,913	22,633	—
PIMCO EqS Long/Short	934,095	152,464	1,084,109	—	—	—	16,683	—
PIMCO Income	369,527	520,221	896,936	—	—	2,508	9,305	—
PIMCO Investment Grade Corporate Bond	—	819,734	841,710	—	—	8,131	21,976	—
PIMCO Long-Term Credit	863,495	1,115,967	2,046,059	—	—	28,864	38,062	15,920
PIMCO Mortgage Opportunities	—	844,282	849,903	29	4,706	7,572	10,298	—
PIMCO Senior Floating Rate	—	1,717,366	451,762	5,126	1,272,475	8,636	1,744	—
PIMCO Short-Term	—	224,601	222,983	—	—	1,110	(1,618)	—
Totals	$22,921,389	$21,977,676	$23,543,012	$870,322	$23,058,648	$376,787	$(329,570)	$339,301

Annual Report	| September 30, 2016	397

Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI Retirement 2050:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$462,098	—	$(1,631)	$460,467	—	—	—
AllianzGI Best Styles Emerging Markets Equity	—	753,260	$77,885	73,974	751,867	$5,730	$2,518	$6,243
AllianzGI Best Styles Global Managed Volatility	—	707,473	14,743	15,236	707,807	—	(159)	—
AllianzGI Best Styles International Equity	$4,120,503	1,302,760	1,165,253	(46,545)	4,403,115	53,252	(103,722)	38,688
AllianzGI Best Styles U.S. Equity	5,198,515	1,282,880	1,223,345	261,576	5,770,251	71,302	(25,550)	17,862
AllianzGI Emerging Markets Consumer	662,786	3,663	56,780	(16,509)	682,888	3,663	(5,352)	—
AllianzGI Emerging Markets Small-Cap	437,889	4,322	14,279	(18,022)	465,535	4,322	(2,243)	—
AllianzGI Focused Growth	767,333	886,763	441,406	70,229	1,257,389	—	(16,328)	68,248
AllianzGI Global Natural Resources	754,647	37,938	326,844	66,057	594,510	3,769	(62,659)	—
AllianzGI High Yield Bond	—	2,050,279	915,886	78,632	1,180,146	83,336	(32,879)	—
AllianzGI International Managed Volatility	652,270	24,910	675,676	—	—	24,910	25,016	—
AllianzGI International Small-Cap	330,271	707,000	334,971	20,849	710,893	2,195	(8,642)	23,572
AllianzGI Mid-Cap	861,879	207,836	205,787	44,450	954,433	—	(11,490)	43,840
AllianzGI NFJ International Small-Cap Value	214,574	—	225,947	—	—	—	(16,460)	—
AllianzGI NFJ Mid-Cap Value	1,406,481	165,934	727,060	149,820	950,082	12,294	(9,910)	21,681
AllianzGI Short Duration High Income	—	524,773	520,503	—	—	9,109	(4,270)	—
AllianzGI U.S. Managed Volatility	432,692	52,708	442,602	—	—	13,795	16,265	36,308
AllianzGI U.S. Small-Cap Growth	1,165,914	204,401	644,886	(66,483)	730,315	—	8,885	48,376
AllianzGI Ultra Micro Cap	841,709	75,000	965,474	—	—	—	(26,590)	—
PIMCO 15+ Year U.S. TIPS Index	542,258	1,018,555	1,606,200	—	—	349	25,546	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	120,945	121,279	—	—	—	334	—
PIMCO Broad U.S. TIPS Index	327,737	1,103,699	1,203,042	(2,161)	235,981	2,339	6,489	—
PIMCO EqS Long/Short	870,953	79,327	947,791	—	—	—	11,675	—
PIMCO Income	—	388,967	392,328	—	—	799	3,361	—
PIMCO Investment Grade Corporate Bond	—	744,338	761,422	—	—	6,399	17,084	—
PIMCO Long-Term Credit	764,927	806,594	1,624,368	—	—	14,804	28,111	—
PIMCO Mortgage Opportunities	—	721,184	725,857	25	4,003	6,363	8,651	—
PIMCO Senior Floating Rate	—	1,450,636	39,240	5,706	1,417,142	7,244	40	—
PIMCO Short-Term	—	208,381	206,758	—	—	1,025	(1,623)	—
Totals	$20,353,338	$16,096,624	$16,607,612	$635,203	$21,276,824	$326,999	$(173,902)	$304,818

AllianzGI Retirement 2055:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$159,051	—	$(517)	$158,534	—	—	—
AllianzGI Best Styles Emerging Markets Equity	—	255,898	—	44,518	300,416	—	—	—
AllianzGI Best Styles Global Managed Volatility	—	236,860	—	4,779	241,639	—	—	—
AllianzGI Best Styles International Equity	$1,165,621	727,623	$440,551	(3,086)	1,480,747	$15,868	$(47,880)	$11,528
AllianzGI Best Styles U.S. Equity	1,409,954	902,747	523,753	93,084	1,929,916	21,501	(27,516)	5,386
AllianzGI Emerging Markets Consumer	256,076	11,518	78,559	(5,536)	202,892	1,518	(20,453)	—
AllianzGI Emerging Markets Small-Cap	142,596	59,154	49,715	(3,096)	156,206	1,508	(13,096)	—
AllianzGI Focused Growth	229,195	341,683	156,241	23,733	428,631	—	(7,478)	20,470
AllianzGI Global Natural Resources	203,902	69,755	99,803	23,967	210,342	1,122	(19,283)	—
AllianzGI High Yield Bond	—	728,910	348,064	29,370	394,579	26,539	(15,637)	—
AllianzGI International Managed Volatility	215,597	10,658	226,825	—	—	7,591	19,186	—

398	September 30, 2016 |	Annual Report

AllianzGI Retirement 2055 (cont’d)
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI International Small-Cap	$93,613	$305,629	$158,022	$12,505	$243,498	$663	$(9,204)	$7,577
AllianzGI Mid-Cap	244,732	182,695	129,446	28,241	322,663	—	(17,101)	12,927
AllianzGI NFJ International Small-Cap Value	60,983	—	64,215	—	—	—	(4,379)	—
AllianzGI NFJ Mid-Cap Value	428,619	158,222	298,473	82,727	320,748	3,688	(5,546)	6,504
AllianzGI Short Duration High Income	—	216,116	214,752	—	—	2,829	(1,364)	—
AllianzGI U.S. Managed Volatility	153,287	18,618	160,078	—	—	4,204	2,744	11,064
AllianzGI U.S. Small-Cap Growth	329,337	119,219	209,826	(2,759)	240,415	—	(15,528)	14,674
AllianzGI Ultra Micro Cap	238,181	11,052	262,196	—	—	—	(2,582)	—
PIMCO 15+ Year U.S. TIPS Index	141,424	293,758	447,726	—	—	105	7,396	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	34,493	34,588	—	—	—	95	—
PIMCO Broad U.S. TIPS Index	74,376	342,874	419,440	—	—	754	1,432	—
PIMCO EqS Long/Short	236,901	35,503	271,711	—	—	—	5,213	—
PIMCO Investment Grade Corporate Bond	—	203,319	76,408	3,323	131,818	1,948	1,584	—
PIMCO Long-Term Credit	157,624	185,379	353,858	—	—	3,524	7,507	—
PIMCO Mortgage Opportunities	—	241,274	24,984	2,724	219,113	2,099	99	—
PIMCO Senior Floating Rate	—	485,155	—	1,936	487,091	2,436	—	—
PIMCO Short-Term	—	64,777	64,298	—	—	309	(479)	—
Totals	$5,782,018	$6,401,940	$5,113,532	$335,913	$7,469,248	$98,206	$(162,270)	$90,130

AllianzGI Retirement Income:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$4,380,589	$1,988,839	$101,765	$2,536,721	—	$43,206	—
AllianzGI Best Styles Emerging Markets Equity	—	452,464	—	52,575	505,039	—	—	—
AllianzGI Best Styles Global Managed Volatility	—	775,332	200,000	13,125	592,885	—	4,428	—
AllianzGI Best Styles International Equity	$1,136,642	1,733,010	656,727	21,671	2,246,505	$13,535	(74,329)	$9,619
AllianzGI Best Styles U.S. Equity	3,311,819	2,805,750	1,960,592	295,523	4,523,145	43,119	(122,598)	10,653
AllianzGI Emerging Markets Consumer	361,803	497,285	230,787	(5,333)	661,794	1,941	(14,050)	—
AllianzGI Global Natural Resources	—	245,923	—	49,682	295,605	—	—	—
AllianzGI High Yield Bond	—	3,106,525	48,972	178,059	3,236,398	82,169	786	—
AllianzGI Income & Growth	2,711,075	336,298	2,907,875	—	—	26,144	(306,254)	45,682
AllianzGI International Small-Cap	—	262,422	100,000	6,082	171,512	—	3,008	—
AllianzGI Mid-Cap	—	243,585	100,000	16,421	169,683	—	9,677	—
AllianzGI Short Duration High Income	4,009,919	7,545,108	891,609	47,449	10,769,225	315,234	(44,805)	—
AllianzGI Structured Return	—	641,279	200,000	22,311	471,610	—	8,020	—
PIMCO 15+ Year U.S. TIPS Index	2,773,815	1,901,394	4,764,282	—	—	1,493	(39,229)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	1,257,115	1,304,576	—	—	1,145	47,461	—
PIMCO Broad U.S. TIPS Index	—	4,166,588	4,350,813	—	—	15,533	184,225	—
PIMCO Capital Securities and Financials	1,416,719	2,218,856	1,095,279	1,192	2,540,003	86,167	(37,392)	—
PIMCO Emerging Markets Bond	—	1,323,452	167,335	162,024	1,325,558	42,557	7,417	—
PIMCO Income	4,770,365	5,667,367	2,845,846	286,652	7,698,932	327,359	(76,390)	3,453
PIMCO Investment Grade Corporate Bond	—	4,144,647	776,333	81,708	3,449,272	36,421	(750)	—
PIMCO Long-Term Credit	2,388,981	2,215,597	4,772,336	—	—	122,719	69,394	120,209
PIMCO Mortgage Opportunities	—	5,132,263	2,592,604	37,656	2,563,133	41,703	(14,182)	—
PIMCO Senior Floating Rate	—	2,315,895	—	9,354	2,325,249	10,091	—	—
Totals	$22,881,138	$53,368,744	$31,954,805	$1,377,916	$46,082,269	$1,167,330	$(352,357)	$189,616

Annual Report	| September 30, 2016	399

Notes to Financial Statements (cont’d)

September 30, 2016

AllianzGI Global Allocation:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$128,932,542	$9,434,519	$5,188,793	$124,987,803	$367,544	$300,987	—
AllianzGI Best Styles Global Equity	$160,559,907	86,205,183	42,923,874	14,169,089	224,131,214	1,644,484	(914,616)	—
AllianzGI Best Styles Global Managed Volatility	—	50,115,825	—	2,706,255	52,822,080	—	—	—
AllianzGI Emerging Markets Debt	—	19,636,170	—	1,372,665	21,008,835	508,985	—	—
AllianzGI Emerging Markets Small-Cap	—	5,025,900	—	49,761	5,075,661	—	—	—
AllianzGI High Yield Bond	—	5,216,447	—	222,392	5,438,839	139,447	—	—
AllianzGI International Growth	—	24,467,037	—	285,199	24,752,236	—	—	—
AllianzGI International Managed Volatility	4,798,619	199,460	4,887,642	—	—	199,460	963,748	—
AllianzGI Short Duration High Income	22,337,055	1,732,122	24,171,266	—	—	665,755	(529,587)	—
AllianzGI Structured Return	15,697,925	10,254,536	19,128,400	397,965	7,281,102	100,027	107,269	$155,109
AllianzGI U.S. Managed Volatility	6,761,836	871,191	6,851,252	—	—	256,721	76,618	614,469
PIMCO 15+ Year U.S. TIPS Index	4,523,810	—	4,830,287	—	—	2,686	5,756	—
PIMCO Broad U.S. TIPS Index	—	9,795,908	—	383,569	10,179,477	72,035	—	—
PIMCO Income	28,028,646	128,664	28,458,904	—	—	137,578	1,464,732	—
PIMCO Investment Grade Corporate Bond Index	15,756,457	6,973,288	22,913,329	—	—	—	(300,242)	—
Totals	$258,464,255	$349,554,273	$163,599,473	$24,775,688	$475,677,247	$4,094,722	$1,174,665	$769,578

AllianzGI Global Dynamic Allocation:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$1,420,050	—	$42,786	$1,462,836	—	—	—
AllianzGI Best Styles Emerging Markets Equity	$348,345	575,935	—	25,278	1,002,891	$16,039	—	$17,476
AllianzGI Best Styles Global Equity	—	16,401,256	$289,968	458,601	16,573,444	—	$3,554	—
AllianzGI Best Styles Global Managed Volatility	—	4,592,997	—	241,576	4,834,573	—	—	—
AllianzGI Best Styles International Equity	1,165,967	2,382,337	1,360,082	(56,034)	2,124,582	37,374	(94,801)	27,152
AllianzGI Best Styles U.S. Equity	1,468,980	4,213,288	1,498,117	95,395	4,345,934	78,286	(45,971)	19,611
AllianzGI International Managed Volatility	112,961	4,695	110,188	—	—	4,695	5,638	—
AllianzGI Short Duration High Income	149,553	1,027,575	1,223,097	—	—	24,277	40,442	—
PIMCO High Yield	—	3,226,495	3,238,996	—	—	20,736	12,501	—
PIMCO Income	284,145	1,411,715	932,340	15,819	761,767	64,162	(23,744)	693
PIMCO Investment Grade Corporate Bond	338,295	5,013,948	2,936,971	84,639	2,495,390	92,910	(13,015)	28,013
PIMCO Long-Term Credit	142,173	564,711	748,079	—	—	15,655	29,677	9,762
PIMCO Mortgage Opportunities	348,502	1,614,735	1,212,828	13,788	755,564	35,870	(8,080)	—
PIMCO Mortgage-Backed Securities	598,293	3,540,642	2,652,096	27,681	1,516,105	50,083	3,802	—
Totals	$4,957,214	$45,990,379	$16,202,762	$949,529	$35,873,086	$440,087	$(89,997)	$102,707

AllianzGI Global Megatrends:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Consumer	$507,620	$68,965	$5,669	$(25,222)	$636,864	$2,991	$(1,208)	—
AllianzGI Global Natural Resources	476,281	72,342	5,600	(18,553)	646,851	3,663	(1,338)	—
AllianzGI Global Water	569,184	4,501	66,934	76,342	616,638	3,496	2,728	$1,005

400	September 30, 2016 |	Annual Report

AllianzGI Global Megatrends (cont’d)
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Health Sciences	$619,946	$126,638	$5,825	$(87,085)	$632,017	—	$(1,711)	$122,579
AllianzGI Technology	593,621	89,995	57,915	11,704	636,997	—	(6,788)	89,995
Totals	$2,766,652	$362,441	$141,943	$(42,814)	$3,169,367	$10,150	$(8,317)	$213,579

AllianzGI Multi-Asset Real Return:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation (Depreciation)	Market Value 9/30/2016	Dividend Income	Net Realized Gain (Loss)
AllianzGI Global Natural Resources	$1,084,240	$158,478	$384,220	$9,969	$1,011,131	$6,413	$(106,482)
AllianzGI Short Duration High Income	—	73,200	—	48	73,248	305	—
AllianzGI Structured Return	210,317	—	212,347	—	—	—	5,549
PIMCO Broad U.S. TIPS Index	586,740	601,714	776,621	17,613	436,530	2,702	345
PIMCO Commodity RealReturn Strategy	964,087	235,690	381,271	(238,387)	774,840	19,224	(262,842)
Totals	$2,845,384	$1,069,082	$1,754,459	$(210,757)	$2,295,749	$28,644	$(363,430)

12.	FUND EVENTS

(a) Management Fee and Expense Limitation Changes

Effective November 1, 2015, the management fee for AllianzGI NFJ International Small-Cap Value was reduced from 0.95% to 0.85%. Additionally, the expense limitation for each share class was reduced by 0.15% through January 31, 2017.

Effective February 1, 2016, the management fee for AllianzGI Emerging Markets Consumer was reduced from 1.00% to 0.90%. Additionally, the expense limitation for each share class was reduced by 0.10% through January 31, 2017.

Effective February 1, 2016, the management fee for AllianzGI NFJ Emerging Markets Value was reduced from 1.00% to 0.85%. Additionally, the expense limitation for each share class was reduced by 0.21% through January 31, 2017.

Effective April 1, 2016, the management fee for AllianzGI NFJ Global Dividend Value was temporarily reduced from 0.80% to 0.70% through March 31, 2017. Additionally, the expense limitation for each share class was reduced by 0.10% through March 31, 2017.

Effective April 1, 2016, the management fee for AllianzGI NFJ International Value II was temporarily reduced from 0.80% to 0.75% through March 31, 2017. Additionally, the expense limitation for each share class was reduced by 0.05% through March 31, 2017.

Effective April 1, 2016, the management fee for AllianzGI U.S. Small-Cap Growth was reduced from 0.90% to 0.80%. Additionally, the expense limitation for each share class was reduced by 0.20% through March 31, 2017.

(b) Reorganization

On October 21, 2015, shareholders of the AllianzGI Behavioral Advantage Large Cap Fund approved a reorganization of the Fund with and into the Fuller & Thaler Behavioral Core Equity Fund. The reorganization was completed on October 23, 2015. This fund is not presented in these financial statements as it’s no longer in the Trust.

Prior to the opening of business on August 29, 2016, AllianzGI Retirement Income Fund (the “Survivor Fund”) acquired all assets and liabilities of AllianzGI Retirement 2015 (the “Target Fund”). The purpose of the transaction was to combine the Funds since the Target Fund was at the end of its glidepath. The glidepath represents the shifting of Strategic Equity Component allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. The acquisition was accomplished by a tax-free exchange of shares of the Target Fund, valued at $25,393,211 in total, for shares of the Survivor Fund as follows:

	Shares of Target Fund	Shares of Survivor Fund
Class A	301,729	312,671
Class C	33,036	34,386
Class R	13,496	13,577
Class P	521,618	537,171
Class R6	463,621	488,918
Administrative Class	874	892

The investment portfolio of the Target Fund, with a fair value of $25,379,723 and identified cost of $24,593,833 at August 26, 2016, was the principal asset acquired by the Survivor Fund. For financial reporting purposes, assets received and shares issued by the Survivor Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Survivor Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the Survivor Fund’s net assets were $27,520,178 and net assets after the merger were $53,034,616. The Target Fund’s unrealized appreciation at acquisition date was $785,890.

Annual Report	| September 30, 2016	401

Notes to Financial Statements (cont’d)

September 30, 2016

Assuming the acquisition had been completed on October 1, 2015, the beginning of the annual reporting period of the Survivor Fund, the Survivor Fund’s pro forma results of operations for the year ended September 30, 2016, would have been as follows:

Net investment income	$1,932,889	*
Net realized and unrealized gain on investments	$3,287,038	**
Net increase in net assets resulting from operations	$5,219,927

*	$1,177,184 as reported, plus $751,187 of the Target Fund premerger and a $4,518 adjustment to increase fee waiver/reimbursement from Investment Manager.
**	$1,642,492 as reported, plus $1,644,546 of the Target Fund premerger.

Because both the Survivor Fund and the Target Fund continuously sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Survivor Fund’s Statement of Operations since August 29, 2016.

See Note 9 in the Notes to Financial Statements for the changes in shares outstanding for the Survivor Fund during the year ended September 30, 2016.

(c) Policy Change

On November 4, 2015, shareholders of AllianzGI Global Water approved certain changes to the Fund’s fundamental investment restriction regarding its concentration policy. The Fund may not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that it will concentrate more than 25% of its total assets in the water-related resources sector. The Fund currently considers the water-related resources sector to include companies that are principally engaged in water-related activities. “Water-related activities” consist of those that relate to the quality or availability of or demand for potable and non-potable water and include the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. The specific activities that the Fund may from time to time consider to qualify as “water-related activities” will change as markets, technologies and investment practices develop.

Effective July 1, 2016, AllianzGI Global Dynamic Allocation revised its principal investment objective as follows: The Fund seeks long-term capital appreciation.

(d) Share Class Conversion

Effective November 13, 2015, Class D shares of each Fund were converted into Class A shares of the same Fund. The Class D conversion was effected on the basis of the relative net asset values of the Class D and Class A shares involved and, following the conversion, each Fund ceased to have any Class D shares authorized or outstanding.

Effective December 4, 2015, Class B shares of AllianzGI Global Allocation were converted into Class A shares of the same Fund. The Class B conversion was effected on the basis of the relative net asset values of the Class B and Class A shares involved and, following the conversion, AllianzGI Global Allocation ceased to have any Class B shares authorized or outstanding.

(e) Fund Liquidation

On December 11, 2015, the AllianzGI Global Managed Volatility Fund liquidated as a series of the Trust.

(f) New Share Classes

Effective February 1, 2016, AllianzGI Global Dynamic Allocation and AllianzGI International Small-Cap began offering Class R6 shares.

Effective April 26, 2016, AllianzGI Best Styles Global Equity began offering Class C shares and AllianzGI Best Styles Emerging Markets Equity, AllianzGI Best Styles International Equity and AllianzGI Best Styles U.S. Equity began offering Class A and Class C shares.

(g) Fund Re-Opening

Effective April 11, 2016, AllianzGI Ultra Micro Cap re-opened to new purchases.

13.	PAYMENTS FROM AFFILIATES

During the year ended September 30, 2016, AllianzGI U.S. reimbursed AllianzGI Best Styles Emerging Markets Equity, AllianzGI U.S. Equity Hedged and AllianzGI NFJ Emerging Markets Value $1,397, $254 and $203, respectively, and NFJ reimbursed AllianzGI NFJ Emerging Markets Value $41 for realized losses resulting from trading errors.

There were no payments from affiliates for the period ended September 30, 2015.

During the fiscal year ended November 30, 2014, AllianzGI U.S. reimbursed AllianzGI Convertible, AllianzGI Global Fundamental Strategy, AllianzGI High Yield Bond and AllianzGI U.S. Equity Hedged $475,282, $575, $174,513 and $317, respectively, for realized losses resulting from trading errors.

14.	BORROWINGS

During the reporting period, the Trust was party to a credit agreement (the “Northern Trust Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and series thereof, each an “AllianzGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement permitted the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower

402	September 30, 2016 |	Annual Report

Fund paid interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment to the extent any past-due payments were outstanding. The AllianzGI Borrowers also paid a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets.

The following Funds utilized the line of credit during the year ended September 30, 2016. The average balance outstanding is for the number of days that the Funds had an outstanding balance. The Northern Trust Credit Agreement terminated on October 27, 2016. On that date, the Trust entered into a new credit agreement with State Street Bank and Trust Company. See “Subsequent Events” in Note 16 below.

	Average Amount Borrowed During the Period	Average Interest Rate	Number of Days Outstanding During the Period	Outstanding Borrowings at September 30, 2016
AllianzGI Retirement 2020	$8,065,000	1.50%	3	—
AllianzGI Retirement 2025	8,985,000	1.50	3	—
AllianzGI Retirement 2030	6,375,000	1.50	3	—
AllianzGI Retirement 2035	6,485,000	1.50	3	—
AllianzGI Retirement 2040	5,530,000	1.50	3	—
AllianzGI Retirement 2045	3,315,000	1.50	3	—
AllianzGI Retirement 2050	2,260,000	1.50	3	—
AllianzGI Retirement 2055	400,000	1.50	3	—
AllianzGI Retirement Income	1,325,000	1.50	3	—
AllianzGI Best Styles International Equity	5,000,000	1.50	2	—

15.	RELATED PARTY TRANSACTIONS

The Investment Manager is a related party. Fees payable to this party are disclosed in Note 5 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the year ended September 30, 2016, the following Funds engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
AllianzGI Convertible	$12,535,376	$41,987,844
AllianzGI High Yield Bond	200,808	341,994
AllianzGI Short Duration High Income	—	5,163,099

16.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On October 1, 2016, AGIFM merged into AllianzGI U.S., and AllianzGI U.S. assumed responsibility as the Funds’ investment manager.

As of October 1, 2016, certain changes to the Target Funds, including a new fee structure, adoption of the dynamic multi-asset plus (“DMAP”) investment strategy, more moderate glidepath, corresponding new benchmarks and changes to the portfolio management team, went into effect. Effective October 1, 2016, among other changes, the Target Date Funds utilize a DMAP investment strategy, investing primarily in four Allianz-sponsored underlying funds (AllianzGI Best Styles Global Equity, AllianzGI Best Styles U.S. Equity, AllianzGI Advanced Core Bond and AllianzGI Global Dynamic Allocation) and Retirement Income Fund utilizes a combination of active allocation between asset classes and the use of both actively managed and passive strategies within those asset classes, incorporating investments in Underlying Funds and Other Acquired Funds (each as defined in the Fund’s prospectus dated February 1, 2016, as revised October 1, 2016), as well as exchange-traded funds, exchange-traded notes, and derivative instruments.

Additionally, as of October 1, 2016, changes to the investment strategy and portfolio management team of the AllianzGI Global Dynamic Allocation Fund and the investment strategy of the AllianzGI Global Allocation Fund went into effect. Effective October 1, 2016, among other changes, AllianzGI Global Dynamic Allocation Fund transitioned from a fund of funds to a direct-investing fund and no longer invests significantly in Underlying Funds or Other Acquired Funds (as defined in the Fund’s prospectus dated February 1, 2016, as revised October 1, 2016) for which AllianzGI U.S. or an affiliated person serves as investment adviser but may invest in unaffiliated Other Acquired Funds. As of October 1, 2016, AllianzGI Global Allocation Fund’s maximum allocation to its Opportunistic Component (as defined in the Fund’s prospectus dated February 1, 2016, as revised October 1, 2016) increased from 10% of the Fund’s total assets to 20% of the Fund’s total assets.

Annual Report	| September 30, 2016	403

Notes to Financial Statements (cont’d)

September 30, 2016

Please see the Trust’s prospectus dated February 1, 2016, revised October 1, 2016, for additional information on these and other changes to the above Funds.

On October 1, 2016, the Expense Limitation Agreements for AllianzGI Best Styles Emerging Markets Equity, AllianzGI Best Styles Global Equity, AllianzGI Best Styles International Equity and AllianzGI Best Styles U.S. Equity were extended through April 30, 2017. The expense limitation rates for the following Funds were revised on October 1, 2016 as shown below:

	Expense Limitation
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Retirement 2020	0.95%	1.70%	1.30%	0.65%	N/A	0.55%	0.90%
AllianzGI Retirement 2025	0.95	N/A	1.30	0.65	N/A	0.55	0.90
AllianzGI Retirement 2030	0.95	1.70	1.30	0.65	N/A	0.55	0.90
AllianzGI Retirement 2035	0.95	N/A	1.30	0.65	N/A	0.55	0.90
AllianzGI Retirement 2040	0.95	1.70	1.30	0.65	N/A	0.55	0.90
AllianzGI Retirement 2045	0.95	N/A	1.30	0.65	N/A	0.55	0.90
AllianzGI Retirement 2050	0.95	1.70	1.30	0.65	N/A	0.55	0.90
AllianzGI Retirement 2055	0.95	N/A	1.30	0.65	N/A	0.55	0.90
AllianzGI Global Dynamic Allocation	1.10	1.83	1.35	0.95	0.85%	0.70	1.10

On October 20, 2016, the following Funds declared per-share net investment income dividends to shareholders, payable October 20, 2016 to shareholders of record on October 19, 2016.

	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
AllianzGI High Yield Bond	$0.04252	$0.03635	$0.03914	$0.04434	$0.04500	$0.04334
AllianzGI Short Duration High Income	0.06000	0.05691	N/A	0.06265	0.06386	N/A

On October 27, 2016, the Trust entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement replaced the Northern Trust Agreement, which terminated on October 27, 2016. (See Note 14 above.) The State Street Agreement has a 364 day term through October 26, 2017 and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund will pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past-due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

On November 17, 2016, the following Funds declared per-share net investment income dividends to shareholders, payable November 17, 2016 to shareholders of record on November 16, 2016.

	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
AllianzGI High Yield Bond	$0.04273	$0.03692	$0.04054	$0.04428	$0.04500	$0.04332
AllianzGI Short Duration High Income	0.06000	0.05670	N/A	0.06239	0.06274	N/A

There were no other subsequent events identified that require recognition or disclosure.

404	September 30, 2016 |	Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Allianz Funds Multi-Strategy Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund, AllianzGI Retirement Income Fund, AllianzGI Global Allocation Fund, AllianzGI Global Dynamic Allocation Fund, AllianzGI Global Megatrends Fund, AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles Global Equity Fund, AllianzGI Best Styles International Equity Fund, AllianzGI Best Styles U.S. Equity Fund, AllianzGI China Equity Fund, AllianzGI Convertible Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Debt Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Europe Equity Dividend Fund, AllianzGI Global Fundamental Strategy Fund, AllianzGI Global Sustainability Fund, AllianzGI Global Water Fund, AllianzGI High Yield Bond Fund, AllianzGI International Growth Fund, AllianzGI International Small-Cap Fund, AllianzGI Micro Cap Fund, AllianzGI Multi-Asset Real Return Fund, AllianzGI NFJ Emerging Markets Value Fund, AllianzGI NFJ Global Dividend Value Fund, AllianzGI NFJ International Small-Cap Value Fund, AllianzGI NFJ International Value II Fund, AllianzGI Short Duration High Income Fund, AllianzGI Structured Return Fund, AllianzGI U.S. Equity Hedged Fund, AllianzGI U.S. Small-Cap Growth Fund and AllianzGI Ultra Micro Cap Fund, each a fund of the Allianz Funds Multi-Strategy Trust (hereinafter referred to as the “Funds”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets and each of their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, agent banks, brokers and transfer agents of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2016

Annual Report	| September 30, 2016	405

Unaudited

Changes to the Board of Trustees and Officers/Special Meeting of Shareholders

Changes to the Board of Trustees and Officers:

Effective October 8, 2015, Barbara R. Claussen became a Trustee of the Funds. Ms. Claussen is an “interested person” of the Trust, as defined in Section 2(a) (19) of the 1940 Act, due to her positions with the Investment Manager and its affiliates.

Effective April 15, 2016, Julian Sluyters resigned as a Trustee and as President and Chief Executive Officer of the Trust.

Effective April 25, 2016, A. Douglas Eu became a Trustee of the Funds. Mr. Eu is an “interested person” of the Funds, as defined in Section 2(a) (19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective April 25, 2016, Thomas J. Fuccillo, formerly the Vice President, Chief Legal Officer and Secretary to the Funds, was appointed President and Chief Executive Officer of the Funds.

Effective April 25, 2016, Angela Borreggine, formerly an Assistant Secretary to the Funds, was appointed Chief Legal Officer and Secretary of the Funds.

Special Meeting of Shareholders:

AllianzGI Retirement 2015 Fund,(1) AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund and AllianzGI Retirement Income Fund (each a “Target Fund and together, the “Target Funds”) held a special meeting of shareholders on June 15, 2016 to vote on the approval of a revised Schedule A to the Investment Management Agreement between Allianz Funds Multi-Strategy Trust (the “Trust”), on behalf of each Target Fund, and AGIFM, which includes an increase in each Target Fund’s advisory fees from 0.05% to 0.50% and a revised Schedule A to the Sub-Advisory Agreement between AGIFM and AllianzGI U.S., which includes an increase in the sub-advisory fee AGIFM pays to AllianzGI U.S. from 0.05% to 0.40%. (together, the “Proposal”) The special meeting was convened as scheduled on June 15, 2016. However, because sufficient votes in favor of the Proposal had not been received for any Target Fund at the time of the special meeting, the shareholders of each Target Fund present voted to adjourn the special meeting to June 29, 2016 to permit further solicitation of proxies. On July 10, 2014 the special meeting was reconvened, however, because sufficient votes in favor of the Proposal had not been received for any Fund at the time of the special meeting, the shareholders of each Target Fund present voted to adjourn the special meeting to July 20, 2016 to permit further solicitation of proxies. On July 20, 2016, because sufficient votes in favor of the Proposal had not been received for any Target Fund, AGIFM informed the Board of the Target Date Funds that shareholder approval had not been obtained for the Proposal and it was determined that no further solicitation of shareholder votes with respect to the Proposal would be pursued.

(1)	On August 26, 2016, the AllianzGI Retirement 2015 Fund merged into the AllianzGI Retirement Income Fund.

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Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of (i) the Trust’s Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) on behalf of each Fund (as defined below) with Allianz Global Investors Fund Management LLC (the “Investment Manager”), and (ii) the Sub-Advisory Agreements between the Investment Manager and the applicable sub-adviser for each Fund. The Investment Management Agreement and the Sub-Advisory Agreements are collectively referred to herein as the “Agreements.” The sub-advisers for the Funds include Allianz Global Investors U.S. LLC (AllianzGI U.S.) and NFJ Investment Group LLC (“NFJ”) (collectively, the “Sub-Advisers”).

At an in-person meeting held on March 22, 2016 (the “March Meeting”), and as previously disclosed in the March 31, 2016 Semiannual report, the Board and the Independent Trustees unanimously approved, for a one-year period through March 31, 2017, the extension of the Agreements with respect to AllianzGI Retirement 2015 Fund(1), AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund, AllianzGI Retirement Income Fund, AllianzGI Global Allocation Fund, AllianzGI Global Dynamic Allocation Fund, AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles Global Equity Fund, AllianzGI Best Styles International Equity Fund, AllianzGI Best Styles U.S. Equity Fund, AllianzGI China Equity Fund, AllianzGI Convertible Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Debt Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Europe Equity Dividend Fund, AllianzGI Global Fundamental Strategy Fund, AllianzGI Global Megatrends Fund, AllianzGI Global Sustainability Fund, AllianzGI Global Water Fund, AllianzGI High Yield Bond Fund, AllianzGI International Growth Fund, AllianzGI International Small-Cap Fund, AllianzGI Micro Cap Fund, AllianzGI Multi-Asset Real Return Fund, AllianzGI Short Duration High Income Fund, AllianzGI Structured Return Fund, AllianzGI Ultra Micro Cap Fund, AllianzGI U.S. Equity Hedged Fund, AllianzGI U.S. Small-Cap Growth Fund, AllianzGI NFJ Emerging Markets Value Fund, AllianzGI NFJ Global Dividend Value Fund, AllianzGI NFJ International Small-Cap Value Fund and AllianzGI NFJ International Value II Fund (each a “Fund”, and collectively, the “Funds”).

At an in-person meeting held on June 8, 2016, the Board and the Independent Trustees unanimously approved the Agreements for an additional three-month period through June 30, 2017 to align Trust’s annual approval schedule with that of other trusts overseen by the Investment Manager.

The material factors and conclusions that formed the basis of these approvals for each of the Funds are discussed below.

(1)	On August 26, 2016, the AllianzGI Retirement 2015 Fund merged into the AllianzGI Retirement Income Fund

The Trustees noted that, at the March Meeting, the Trustees, including the Independent Trustees, had considered and unanimously approved the renewal of the Agreements for an additional one-year period through March 31, 2017. The Trustees further noted that in June the Investment Manager had requested that the Board approve the extension of the Agreements for an additional three-month period (i.e., through June 30, 2017) solely for the purpose of reducing the number of meetings at which the Board must consider annual contract renewals for the Trust and the other investment companies overseen by the Board.

The Trustees were assisted in their evaluation of the Agreements and the factors that they deemed to be material by independent legal counsel, from whom they received separate legal advice and with whom they met separately from fund management during their contract review meeting.

In connection with their deliberations regarding the extension of the Portfolio Agreements, the Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative, and other services performed by the Investment Manager and the Sub-Advisers under the Agreements.

The Trustees took into account information prepared by the Investment Manager, including, but not limited to, memoranda and other materials addressing the factors set out above, and provided to the Trustees prior to the meeting. The information related to the extension of the Agreements provided to the Trustees included, among other things, detailed information about the advisory roles of the Investment Manager and the Sub-Advisers, updated since the March Meeting, and updated performance information for each of the Funds. The Trustees also took into account information provided to the Trustees at prior meetings, including the March Meeting. That information described, among other things, the services to be provided by the Investment Manager, as well as the Investment Manager’s investment personnel, proposed management fee, performance information, estimated profitability and other matters.

After reviewing these materials in relation to their consideration of the factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Advisers’ responses and efforts relating to the investment performance of each of the Funds, including efforts to improve performance. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, quality and extent of services provided by the Investment Manager or the applicable Sub-Adviser, as the case may be, and should be extended. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees unanimously concluded that the continuation of the Agreements with respect to each of the Funds were in the interests of each of the Funds and its shareholders, and determined to recommend that the continuance of the Agreements for an additional three-month period through June 30, 2017 be approved.

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Tax Information

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

During the year ended September 30, 2016, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

15% Long-Term Capital Gain
AllianzGI Retirement 2040	$51,764
AllianzGI Retirement 2045	54,159
AllianzGI Retirement 2050	383,484
AllianzGI Retirement 2055	85,777
AllianzGI Retirement Income	89,643
AllianzGI Global Allocation	11,279,614
AllianzGI Global Dynamic Allocation	399,089
AllianzGI Best Styles Emerging Markets Equity	9,818
AllianzGI Convertible	163,382,540
AllianzGI Global Fundamental Strategy	111,858
AllianzGI Global Water	607,733
AllianzGI International Small-Cap	5,159,757
AllianzGI Micro Cap	2,723,796
AllianzGI NFJ Global Dividend Value	2,258,257
AllianzGI NFJ International Small-Cap Value	236,486
AllianzGI Structured Return	611
AllianzGI U.S. Small-Cap Growth	2,172,549
AllianzGI Ultra Micro Cap	7,151,216

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following approximate percentages of ordinary dividends paid during the year ended September 30, 2016, are designated as “qualified dividend income” (or the maximum amount allowable):

AllianzGI Retirement 2020	11%
AllianzGI Retirement 2025	13%
AllianzGI Retirement 2030	19%
AllianzGI Retirement 2035	26%
AllianzGI Retirement 2040	42%
AllianzGI Retirement 2045	50%
AllianzGI Retirement 2050	66%
AllianzGI Retirement 2055	55%
AllianzGI Retirement Income	8%
AllianzGI Global Allocation	82%
AllianzGI Global Dynamic Allocation	47%
AllianzGI Best Styles Emerging Markets Equity	42%
AllianzGI Best Styles Global Equity	92%
AllianzGI Best Styles International Equity	66%
AllianzGI Best Styles U.S. Equity	97%
AllianzGI China Equity	90%
AllianzGI Convertible	53%
AllianzGI Emerging Markets Consumer	97%
AllianzGI Emerging Markets Debt	0%

AllianzGI Emerging Markets Small-Cap	47%
AllianzGI Europe Equity Dividend	77%
AllianzGI Global Fundamental Strategy	35%
AllianzGI Global Sustainability	100%
AllianzGI Global Water	100%
AllianzGI High Yield Bond	0%
AllianzGI International Growth	100%
AllianzGI International Small-Cap	100%
AllianzGI Micro Cap	0%
AllianzGI Multi-Asset Real Return	69%
AllianzGI NFJ Emerging Markets Value	52%
AllianzGI NFJ Global Dividend Value	100%
AllianzGI NFJ International Small-Cap Value	92%
AllianzGI NFJ International Value II	100%
AllianzGI Short Duration High Income	0%
AllianzGI Structured Return	37%
AllianzGI U.S. Equity Hedged	100%
AllianzGI U.S. Small-Cap Growth	0%
AllianzGI Ultra Micro Cap	0%

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following approximate percentages of ordinary dividends paid during the year ended December 31, 2015, are designated as “qualified dividend income” (or the maximum amount allowable):

AllianzGI Global Megatrends	31%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The following approximate percentages of the following Funds’ ordinary income dividends paid during the year ended September 30, 2016, that qualify for the corporate dividend received deduction is set forth below (or the maximum amount allowable):

AllianzGI Retirement 2020	6%
AllianzGI Retirement 2025	7%
AllianzGI Retirement 2030	11%
AllianzGI Retirement 2035	14%
AllianzGI Retirement 2040	21%
AllianzGI Retirement 2045	25%
AllianzGI Retirement 2050	32%
AllianzGI Retirement 2055	27%
AllianzGI Retirement Income	5%
AllianzGI Global Allocation	47%
AllianzGI Global Dynamic Allocation	24%
AllianzGI Best Styles Emerging Markets Equity	0%
AllianzGI Best Styles Global Equity	39%
AllianzGI Best Styles International Equity	0%
AllianzGI Best Styles U.S. Equity	95%
AllianzGI China Equity	0%
AllianzGI Convertible	46%
AllianzGI Emerging Markets Consumer	4%

408	September 30, 2016 |	Annual Report

AllianzGI Emerging Markets Debt	0%
AllianzGI Emerging Markets Small-Cap	0%
AllianzGI Europe Equity Dividend	0%
AllianzGI Global Fundamental Strategy	8%
AllianzGI Global Sustainability	51%
AllianzGI Global Water	100%
AllianzGI High Yield Bond	0%
AllianzGI International Growth	0%
AllianzGI International Small-Cap	0%
AllianzGI Micro Cap	0%
AllianzGI Multi-Asset Real Return	0%
AllianzGI NFJ Emerging Markets Value	0%
AllianzGI NFJ Global Dividend Value	54%
AllianzGI NFJ International Small-Cap Value	0%
AllianzGI NFJ International Value II	0%

AllianzGI Short Duration High Income	0%
AllianzGI Structured Return	0%
AllianzGI U.S. Equity Hedged	1%
AllianzGI U.S. Small-Cap Growth	0%
AllianzGI Ultra Micro Cap	0%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The following approximate percentages of the following Funds’ ordinary income dividends paid during the year ended December 31, 2015, that qualify for the corporate dividend received deduction is set forth below (or the maximum amount allowable):

AllianzGI Global Megatrends	25%

The following Funds have elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share for the year ended September 30, 2016 are as follows (or the maximum amount allowable):

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Best Styles Emerging Markets Equity	$325,747	$0.435333	$40,839	$0.054578
AllianzGI Best Styles International Equity	2,978,358	0.564287	266,616	0.050514
AllianzGI China Equity	162,552	0.584628	6,449	0.023192
AllianzGI Emerging Markets Consumer	849,112	0.355679	85,444	0.035791
AllianzGI Emerging Markets Small- Cap	362,226	0.562122	32,237	0.050027
AllianzGI Europe Equity Dividend	189,401	0.743185	15,998	0.062773
AllianzGI Global Fundamental Strategy	217,868	0.172351	28,560	0.022593
AllianzGI Global Water	7,014,898	0.222282	710,513	0.022514
AllianzGI International Growth	74,183	0.291238	7,526	0.029545
AllianzGI International Small-Cap	2,026,019	0.637241	174,244	0.054805
AllianzGI NFJ Emerging Markets Value	405,320	0.654897	39,089	0.063158
AllianzGI NFJ International Small-Cap Value*	470,010	0.716036	38,089	0.058027
AllianzGI NFJ International Value II	1,696,507	0.607929	143,528	0.051432

*	For the period ended September 30, 2015, AllianzGI NFJ International Small-Cap Value Fund reported Foreign Tax and Foreign Tax Per Share of $41,552 and $0.048678, respectively. The correct amounts for the period ended September 30, 2015 are Foreign Tax of $46,319 and Foreign Tax Per Share of $0.054260 (or the maximum amount allowable).

The following Fund of Funds have elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share are as follows (or the maximum amount allowable):

	Year ended September 30, 2016				Period ended September 30, 2015
	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Retirement 2020	$92,697	$0.029740	$8,780	$0.002817	$53,088	$0.015593	$4,412	$0.001296
AllianzGI Retirement 2025	145,706	0.037839	13,611	0.003535	66,644	0.016406	5,521	0.001359
AllianzGI Retirement 2030	167,634	0.050123	15,797	0.004723	105,628	0.031570	7,645	0.002285
AllianzGI Retirement 2035	179,253	0.059188	16,834	0.005559	102,350	0.033343	7,621	0.002483
AllianzGI Retirement 2040	230,301	0.105271	20,137	0.009205	90,172	0.042544	6,749	0.003184
AllianzGI Retirement 2045	152,209	0.104296	13,086	0.008967	63,441	0.045045	4,890	0.003472

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Tax Information (cont’d)

	Year ended September 30, 2016				Period ended September 30, 2015
	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Retirement 2050	$141,048	$0.124430	$12,151	$0.010719	$53,095	$0.051131	$4,148	$0.003995
AllianzGI Retirement 2055	41,785	0.101482	3,616	0.008783	20,440	0.045794	1,575	0.003529
AllianzGI Retirement Income	23,631	0.015748	2,260	0.001506	22,791	0.016139	1,899	0.001345
AllianzGI Global Allocation	296,226	0.007624	19,177	0.000494	774,795	0.044636	57,148	0.003292
AllianzGI Global Dynamic Allocation	77,468	0.038894	6,922	0.003475	28,648	0.074605	2,065	0.005379

	Year ended December 31, 2015
	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Global Megatrends	$8,080	$0.039158	$935	$0.004529

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2016. In January 2017, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2016. The amount that will be reported will be the amount to use on the shareholder’s 2016 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended September 30, 2016. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

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Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI U.S.,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI U.S. and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI U.S.” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI U.S. is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-U.S. Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

■

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time

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Privacy Policy (cont’d)

you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access — Disclaimer which is incorporated herein by reference and is available on our website.

■	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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Allianz Funds Multi-Strategy Trust—Board of Trustees

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees, as defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C and R) or 1-800-498-5413 ( Class P, Class R6, Institutional and Administrative classes).

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Barbara R. Claussen† 1956	10/2015 to present	Chief Operating Officer (since 2016) and Managing Director and member of the Executive Committee (since 2013) of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors U.S. LLC; and Chief Operating Officer and Managing Director of NFJ Investment Group LLC (since 2005). Formerly, Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); Chief Administrative Officer of Allianz Global Investors U.S. Holdings LLC (2013-2016); Member of Management Board and Chief Risk Officer (2008-2011) and Interim Global Chief Operating Officer Liaison (2012-2014) of Allianz Global Investors Capital LLC (a predecessor of Allianz Global Investors U.S. LLC).	64	None.

A. Douglas Eu† 1961	4/2016 to present	Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); and Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015).	64	Formerly, Director, Securities and Futures Commission Advisory Committee Hong Kong (2007-2013).

Independent Trustees

Davey S. Scoon 1946 Chairman of the Board of Trustees	12/2014 to present	Adjunct Professor, University of Wisconsin-Madison (since 2011). Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing) (2003-2005); and Chief Administrative and Financial Officer (formerly Vice President and Chief Financial Officer), Sun Life Financial U.S. (financial services) (2001-2003).	64	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc. (since 2006); Director, Orthofix International N.V. (since 2011); and Director, Biodel Inc. (since 2013). Formerly, Director, CardioKine Inc (2005-2011); and Director, NitroMed, Inc. (2003-2009).

Deborah A. DeCotis 1952	3/2011 to present	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	89	None.

F. Ford Drummond 1962	12/2014 to present	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	64	Director, Bancfirst Corporation.

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Allianz Funds Multi-Strategy Trust—Board of Trustees (cont’d)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Bradford K. Gallagher 1959	9/2010 to present	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007- 2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	89	Formerly, Chairman and Trustee, Grail Advisors ETF Trust (2009-2010); and Trustee, Nicholas-Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	12/2009 to present	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	89	Formerly, Trustee, Alpine Mutual Funds Complex consisting of 18 funds (2009-2016).

Hans W. Kertess 1939	3/2008 to present	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	89	None.

James S. MacLeod 1947	12/2014 to present	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Chief Executive Officer, Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	64	Non-Executive Chairman (formerly Director), Sykes Enterprises, Inc.

William B. Ogden, IV 1945	3/2008 to present	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	89	None.

Alan Rappaport 1953	6/2010 to present	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Member of Board of Overseers, NYU Langone Medical Center (since 2015); Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman, (formerly Chairman and President), US Trust (formerly Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).	89	None.

†	Mr. Eu and Ms. Claussen are “Interested Persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Manager and its affiliates.

414	September 30, 2016 |	Annual Report

Unaudited

Allianz Funds Multi-Strategy Trust—Officers

Name, Year of Birth, Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Thomas J. Fuccillo 1968 President and Chief Executive Officer	4/2016 to present	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Secretary and Chief Legal Officer of The Korea Fund, Inc. President and Chief Executive Officer of 64 funds in the Fund Complex. Formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Lawrence G. Altadonna 1966 Treasurer, Principal Financial and Accounting Officer	1/2011 to present	Director, Director of Fund Administration of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of 64 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Angela Borreggine 1964 Secretary and Chief Legal Officer	4/2016 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Secretary and Chief Legal Officer of 64 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA 1975 Chief Compliance Officer	6/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of 64 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Scott Whisten 1971 Assistant Treasurer	3/2008 to present	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 64 funds in the Fund Complex.

Richard J. Cochran 1961 Assistant Treasurer	5/2008 to present	Vice President of Allianz Global Investors U.S. LLC; Assistant Treasurer of 64 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974 Assistant Treasurer	1/2011 to present	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 64 funds in the Fund Complex and of The Korea Fund, Inc.

Debra Rubano 1975 Assistant Secretary	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 64 funds in the Fund Complex.

Paul Koo(1) 1964 Assistant Secretary	6/2013 to present	Director, Deputy Head of US Compliance, Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of NFJ Investment Group LLC; and Assistant Secretary of 57 funds in the Fund Complex. Formerly, Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

Morley D. Campbell(2) 1981 Assistant Secretary	12/2012 to present	Portfolio Manager and Managing Director of NFJ Investment Group LLC. Assistant Secretary of 39 funds in the Fund Complex.

Thomas W. Oliver(2) 1971 Assistant Secretary	12/2012 to present	Portfolio Manager and Managing Director of NFJ Investment Group LLC. Assistant Secretary of 39 funds in the Fund Complex.

*	The officers of the Trust are elected annually by the Board of Trustees.
(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.
(2)	Morley D. Campbell and Thomas W. Oliver are Assistant Secretaries of the Trust with a limited authority to open, maintain and close certain custodial and training accounts for AllianzGI NFJ Emerging Markets Value Fund.

Annual Report	| September 30, 2016	415

Allianz Multi-Strategy Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Officers

Thomas J. Fuccillo

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

Secretary & Chief Legal Officer

Thomas L. Harter, CFA

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Paul Koo(1)

Assistant Secretary

Morley D. Campbell(2)

Assistant Secretary

Thomas W. Oliver(2)

Assistant Secretary

Investment Manager*

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class C and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Class R6 and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

*	On October 1, 2016, Allianz Global Investors Fund Management LLC (“AGIFM”) merged into Allianz Global Investors U.S. LLC (“AllianzGI U.S.”). The merger did not result in any change of control and all services provided by AGIFM will continue to be provided by AllianzGI U.S.

This report, including the financial information herein, is transmitted to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.
(2)	Morley D. Campbell and Thomas W. Oliver are Assistant Secretaries of the Trust with a limited authority to open, maintain and close certain custodial and training accounts for the AllianzGI NFJ Emerging Markets Value Fund.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and more than $541 billion in AUM.* With 25 offices worldwide and over 540 investment professionals, we provide global investment and research capabilities with consultative local delivery.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional & Administrative classes). Please read the prospectus carefully before you invest or send money.

* Assets under management as of September 30, 2016; all other data as of March 31, 2016.

Allianz Global Investors U.S. LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2016. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery

AZ750AR_093016

AGI-2016-09-29-16472

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $968,032 in 2015 and $902,830 in 2016.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2015 and $0 in 2016.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $511,970 in 2015 and $524,938 in 2016. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculations of excise tax distributions.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Allianz Funds Multi-Strategy Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services to the Trust as well as to the Trust’s investment adviser(1) or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Trust. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided, the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and if the Committee so determines, pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that are proposed to be performed by the Trust’s independent accountants for the Trust and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Trust). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Trust and its Applicable Service Providers pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President, Treasurer or Assistant Treasurer of the Trust, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence, of the Trust, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

(1)	For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Trust’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

OTHER SERVICES

Services that are proposed to be provided to the Trust which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within the Policy. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

PROHIBITED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of the Trust unless the Trust’s Committee approves any permitted non-audit services to be provided to the Trust’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this section, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Trust and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

(2)	At the time of the engagement for such services, the Trust did not recognize that the services were “non-audit services” that required preapproval; and

(3)	Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2015 Reporting Period was $5,794,911 and the 2016 Reporting Period was $5,019,495.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President & Chief executive Officer and Treasurer, Principal Financial &

Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a)(2)	Exhibit 99.302 CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)	Not applicable

(b)	Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Funds Multi-Strategy Trust

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo,
President & Chief Executive Officer

Date: December 1, 2016

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: December 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo,
President & Chief Executive Officer

Date: December 1, 2016

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date: December 1, 2016